                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                       ROCKWELL INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        Common Stock, par value $1 per share and Class A Common Stock, par value
          $1 per share.
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies: (as of October 14, 1996)

             190,756,213     Common Stock and
              27,867,120     Class A Common Stock
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          1/50th of 1% of the book value as of June 30, 1996 of the assets to be transferred to New Rockwell International Corporation ($5.462 billion) pursuant to the transactions described in the Preliminary Proxy Statement-Prospectus.
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:  $5,462,000,000
--------------------------------------------------------------------------------

     (5)  Total fee paid:  $1,092,400
--------------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  N/A
--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:  N/A
--------------------------------------------------------------------------------

     (3)  Filing Party:  N/A
--------------------------------------------------------------------------------

     (4)  Date Filed:  N/A
--------------------------------------------------------------------------------

ROCKWELL LOGO

October 29, 1996

Dear Shareowner:

     You are cordially invited to attend a Special Meeting of Shareowners of Rockwell International Corporation (the "Company") to be held on December 4, 1996 at 10:00 a.m. local time at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York. At this important meeting you will be asked to vote on certain matters relating to the proposed tax-free reorganization of the Company (the "Reorganization") as described in the accompanying Proxy Statement-Prospectus.

     On July 31, 1996, the Company, The Boeing Company ("Boeing") and a subsidiary of Boeing entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Boeing will indirectly acquire the Company's Aerospace and Defense businesses. Among the transactions contemplated by the Merger Agreement is the contribution of the Company's Automation, Avionics and Communications, Semiconductor Systems and Automotive businesses to a new company ("New Rockwell"), the shares of which will be distributed to the Company's shareowners immediately prior to the merger of the Company (then holding only the Company's Aerospace and Defense businesses) with the Boeing subsidiary (the "Merger"). Following the Merger, New Rockwell will be renamed "Rockwell International Corporation" and the Company will be renamed "Boeing North American, Inc."

     The formation of New Rockwell is a major milestone in the transformation that has shifted the Company's strategic focus to our historically higher growth commercial and international businesses, with primary growth derived from our electronics businesses. Our Automation, Avionics and Communications, Semiconductor Systems and Automotive businesses are global leaders with leading market positions and well-known brands. We believe that New Rockwell's ability to focus even more intensely on those businesses with strengthened financial capacity will set the stage for more rapid growth and greater profitability.

     In the Merger, the Company's shareowners will receive shares of Boeing Common Stock with an aggregate market value of approximately $860 million (subject to possible adjustment as provided in the Merger Agreement). The Reorganization will thus allow the Company's shareowners to continue to participate in the Company's commercial and international businesses, with estimated sales in excess of $10 billion for the fiscal year ended September 30, 1996, while also sharing an interest in Boeing. The Reorganization also will benefit the Aerospace and Defense businesses, their customers and their employees, as the complementary strengths of Boeing and the Company's Aerospace and Defense businesses will enhance the Boeing Defense & Space Group's position as a leading worldwide competitor in the space and defense industry. We believe this combination will provide our Aerospace and Defense businesses with the resources they will need to reach their full potential in a consolidating industry and an increasingly competitive global market.

     As a result of the Reorganization, each shareowner of the Company will receive, in exchange for each share of Common Stock or Class A Common Stock of the Company, (a) one share of Common Stock or Class A Common Stock, as the case may be, of New Rockwell and (b) a fraction of a share of Boeing Common Stock having a market value of approximately $3.93. Based on the closing market price per share of Boeing Common Stock on October 28, 1996, we currently estimate the fraction to be approximately .042 of a share of Boeing Common Stock. In addition, in connection with the Merger, Boeing will assume, pay down or guarantee $2.165 billion of debt to be retained by the Company.

     The Reorganization is subject, among other things, to the approval of the Company's shareowners, the consent or approval of various governmental entities, the consent of the holders of the Company's publicly held notes and the consummation of certain pre-Merger transactions, including the contribution and distribution described above.

     YOUR BOARD OF DIRECTORS HAS CAREFULLY CONSIDERED THE TERMS OF THE PROPOSED REORGANIZATION AND BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREOWNERS. THE BOARD HAS UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDS THAT SHAREOWNERS VOTE FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT-PROSPECTUS.

     Your vote is important. If you plan to attend the Special Meeting, please complete and return the form enclosed with your proxy or direction card, and an admittance card will be forwarded to you promptly. Whether or not you expect to attend the Special Meeting, please complete, sign and date the enclosed proxy or direction card and return it as promptly as possible. Approval of each proposal described in the accompanying Proxy Statement-Prospectus requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the Company's Common Stock and Class A Common Stock, voting together as a single class. If the proposals are approved and the Reorganization is consummated, instructions will be sent to you regarding the exchange and issuance of new share certificates. PLEASE DO NOT SEND IN ANY SHARE CERTIFICATES UNTIL YOU RECEIVE FURTHER INSTRUCTIONS REGARDING THAT EXCHANGE.

     Your interest and participation are appreciated.

Sincerely yours,

/S/ Donald R. Beall
-----------------------------
Donald R. Beall
Chairman of the Board
and Chief Executive Officer

                       ROCKWELL INTERNATIONAL CORPORATION
                           2201 SEAL BEACH BOULEVARD
                       SEAL BEACH, CALIFORNIA 90740-8250
                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREOWNERS
                         TO BE HELD ON DECEMBER 4, 1996
                            ------------------------

TO THE SHAREOWNERS OF ROCKWELL INTERNATIONAL CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareowners (the "Special Meeting") of Rockwell International Corporation (the "Company") will be held on December 4, 1996 at 10:00 a.m. local time at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, for the following purposes:

          1. To consider and vote upon the following proposals (as described in the accompanying Proxy Statement-Prospectus):

             (a) the contribution (the "Contribution") of substantially all of the Company's businesses and assets, except those related to the Company's aerospace and defense businesses (with certain additions and exclusions), as more fully described in the accompanying Proxy Statement-Prospectus, to New Rockwell International Corporation, a newly-formed, wholly-owned subsidiary of the Company which, following the consummation of the Merger (as defined below), will be renamed "Rockwell International Corporation" ("New Rockwell"), or to one of the wholly-owned subsidiaries of the Company that will become wholly-owned operating subsidiaries of New Rockwell (the "Operating Subsidiaries"), and the pro rata distribution (the "Distribution") of all the issued and outstanding shares of Common Stock, par value $1 per share, of New Rockwell ("New Rockwell Common Stock") and Class A Common Stock, par value $1 per share, of New Rockwell ("New Rockwell Class A Common Stock"), including the preferred share purchase rights associated with such shares, to the holders of Common Stock, par value $1 per share, of the Company ("Company Common Stock") and Class A Common Stock, par value $1 per share, of the Company ("Company Class A Common Stock"), respectively, on a share-for-share basis in accordance with the terms of the Agreement and Plan of Distribution to be entered into among the Company, New Rockwell and the Operating Subsidiaries, substantially in the form of Annex A to the Merger Agreement (as defined below); and

             (b) the approval and adoption of the Agreement and Plan of Merger dated as of July 31, 1996 (the "Merger Agreement") among the Company, The Boeing Company ("Boeing") and Boeing NA, Inc., a wholly-owned subsidiary of Boeing ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company (the "Merger"), and each share of Company Common Stock outstanding immediately prior to the Merger (after giving effect to the conversion of all issued and outstanding shares of Company Class A Common Stock into shares of Company Common Stock on a share-for-share basis as more fully described in the accompanying Proxy Statement-Prospectus) will be converted into a fraction of a share of Common Stock, par value $5.00 per share, of Boeing, including the preferred stock purchase right associated with such share, determined pursuant to a formula set forth in the Merger Agreement.

          2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Each proposal will be voted upon separately by the shareowners of the Company; however, the Company will not proceed with any of the transactions described in the accompanying Proxy Statement-Prospectus unless both proposals are approved by the shareowners.

     Approval of each proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding shares of Company Common Stock and Company Class A Common

Stock, voting together as a single class. Only shareowners of record at the close of business on October 14, 1996, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. A list of such shareowners will be available for examination by any shareowner for any purpose germane to the Special Meeting at the offices of the Company's counsel, Chadbourne & Parke LLP, located at 30 Rockefeller Plaza, New York, New York 10112, at least ten days prior to the Special Meeting.

     Holders of Company Common Stock and Company Class A Common Stock (which will be converted into Company Common Stock immediately prior to the Merger) will not have the right to seek appraisal of their shares in connection with the Contribution, the Distribution or the Merger. See "No Appraisal Rights" in the accompanying Proxy Statement-Prospectus.

                                          By Order of the Board of Directors,

                                          /s/ WILLIAM J. CALISE, JR.
                                          William J. Calise, Jr.
                                          Secretary

October 29, 1996

                                   IMPORTANT

     ALL SHAREOWNERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE FORM ENCLOSED WITH YOUR PROXY OR DIRECTION CARD, AND AN ADMITTANCE CARD WILL BE FORWARDED TO YOU PROMPTLY.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY OR DIRECTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. ANY SHAREOWNER WHO SIGNS AND SENDS IN A PROXY CARD MAY REVOKE IT AT ANY TIME BEFORE IT IS VOTED, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT-PROSPECTUS.

     DO NOT SEND IN ANY SHARE CERTIFICATES AT THIS TIME.

                       ROCKWELL INTERNATIONAL CORPORATION
               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREOWNERS
                          TO BE HELD DECEMBER 4, 1996
                             ---------------------

                     NEW ROCKWELL INTERNATIONAL CORPORATION
                                   PROSPECTUS
                      COMMON STOCK, PAR VALUE $1 PER SHARE
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                  CLASS A COMMON STOCK, PAR VALUE $1 PER SHARE
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                             ---------------------

                               THE BOEING COMPANY
                                   PROSPECTUS
                    COMMON STOCK, PAR VALUE $5.00 PER SHARE
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                             ---------------------

     This Proxy Statement-Prospectus ("Proxy Statement-Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors of Rockwell International Corporation, a Delaware corporation (the "Company"), from holders of record as of the close of business on October 14, 1996 (the "Record Date") of the outstanding shares of Common Stock, par value $1 per share, of the Company ("Company Common Stock") and Class A Common Stock, par value $1 per share, of the Company ("Company Class A Common Stock" and, together with Company Common Stock, "Company Shares") for use at a special meeting of the Company's shareowners to be held on December 4, 1996 at the time and place and for the purposes specified in the accompanying notice and at any adjournments thereof (the "Special Meeting").

     At the Special Meeting, shareowners will be asked to consider and vote upon the following proposals (the "Proposals"):

          (a) the contribution (the "Contribution") of substantially all of the Company's businesses and assets, except those related to the Company's aerospace and defense businesses (with certain additions and exclusions), as more fully described herein (the "A&D Business"), to New Rockwell International Corporation, a Delaware corporation and a newly-formed, wholly-owned subsidiary of the Company which, following the consummation of the Merger (as defined below), will be renamed "Rockwell International Corporation" ("New Rockwell"), or to one of the following wholly-owned subsidiaries of the Company that will become wholly-owned operating subsidiaries of New Rockwell (the "Operating Subsidiaries"): Allen-Bradley Company, Inc. ("A-B"), Rockwell Collins, Inc. ("Collins"), Rockwell Semiconductor Systems, Inc. ("RSS"), Rockwell Light Vehicle Systems, Inc. ("LVS") and Rockwell Heavy Vehicle Systems, Inc. ("HVS"), and the pro rata distribution (the "Distribution") of all the issued and outstanding shares of Common Stock, par value $1 per share, of New Rockwell ("New Rockwell Common Stock") and Class A Common Stock, par value $1 per share, of New Rockwell ("New Rockwell Class A Common Stock" and, together with New Rockwell Common Stock, "New Rockwell Shares"), including the preferred share purchase rights ("New Rockwell Rights") associated with such New Rockwell Shares, to the holders of Company Common Stock and Company Class A Common Stock, respectively, on a share-for-share basis in accordance with the terms of the Agreement and Plan of Distribution to be entered into among the Company, New Rockwell and the Operating Subsidiaries (the "Distribution Agreement"), substantially in the form of Annex A to the Merger Agreement (as defined below) attached as Appendix III to this Proxy Statement-Prospectus (the "Contribution Proposal"); and

                                                        (Continued on next page)
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
       STATEMENT-PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

        THE DATE OF THIS PROXY STATEMENT-PROSPECTUS IS OCTOBER 29, 1996

(Continued from previous page)

          (b) the approval and adoption of the Agreement and Plan of Merger dated as of July 31, 1996 (the "Merger Agreement") among the Company, The Boeing Company, a Delaware corporation ("Boeing"), and Boeing NA, Inc., a Delaware corporation and a wholly-owned subsidiary of Boeing ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company (the "Merger") and each share of Company Common Stock outstanding immediately prior to the Merger (after giving effect to the conversion of all issued and outstanding shares of Company Class A Common Stock into shares of Company Common Stock on a share-for-share basis (the "Conversion")) will be converted into a fraction of a share of Common Stock, par value $5.00 per share, of Boeing ("Boeing Common Stock"), including the preferred stock purchase right ("Boeing Right") associated with such share, determined pursuant to a formula set forth in the Merger Agreement (the "Merger Proposal").

     The aggregate number of shares of Boeing Common Stock to be received by the Company's shareowners in the Merger will be equal to $859,832,000 divided by the average daily closing price of Boeing Common Stock during a 20-trading-day period immediately preceding the second full trading day prior to the date of the Special Meeting, determined as described below under "The Merger -- Terms of the Merger Agreement -- The Merger", subject to a maximum price of $100.42 (the "Maximum Price") and a minimum price of $74.23 (the "Minimum Price") as set forth in the Merger Agreement. In the Merger, each share of Company Common Stock will be converted into the fraction of a share of Boeing Common Stock obtained by dividing the aggregate number of shares of Boeing Common Stock to be issued in the Merger (determined as described in the preceding sentence) by the number of shares of Company Common Stock issued and outstanding at the effective time of the Merger. Based on the number of Company Shares issued and outstanding on October 14, 1996, the Company estimates that the fraction would be approximately
 .039 of a share of Boeing Common Stock per Company Share if the price per share of Boeing Common Stock is at or above the Maximum Price and approximately .053 of a share of Boeing Common Stock per Company Share if the price per share of Boeing Common Stock is at or below the Minimum Price. For a tabular description of the range of shares of Boeing Common Stock that may be issuable to holders of Company Shares in the Merger, see "The Merger -- Terms of the Merger
Agreement -- The Merger".

     Shareowners of the Company may call toll free 1-800-204-7800 at any time on or after November 29, 1996 to obtain the Market Price (as defined below) of Boeing Common Stock as of the date of the Special Meeting and the fraction of a share of Boeing Common Stock to be issued per Company Share in the Merger calculated based on such Market Price (the "Exchange Ratio"). The foregoing information may also be obtained at the Company's World Wide Web site at http://www.rockwell.com and a press release announcing the Market Price of Boeing Common Stock and the Exchange Ratio also will be issued by the Company on or about November 29, 1996.

     Each Proposal will be voted upon separately by the shareowners of the Company; however, the Company will not proceed with any of the transactions described in this Proxy Statement-Prospectus unless both the Contribution Proposal and the Merger Proposal are approved by the Company's shareowners.

     If the Proposals are approved and the other conditions to the consummation of the Contribution, the Distribution and the Merger are satisfied or waived, the following additional actions will be taken in connection therewith:

          (i) the Conversion, effective immediately after the Distribution and immediately prior to the Merger;

          (ii) the election by the Company, as the sole shareowner of New Rockwell prior to the Distribution, of the directors of New Rockwell, who are expected to be the same as the current directors of the Company (see "Description of the New Rockwell Business and New Rockwell -- Directors of the Company and New Rockwell");

          (iii) the assumption and adoption by New Rockwell of the Rockwell International Corporation 1995 Long-Term Incentives Plan (the "1995 LTIP"), the Rockwell International Corporation 1988 Long-Term Incentives Plan (the "1988 LTIP"), the Rockwell International Corporation 1979 Stock Plan for Key Employees (the "1979 Plan"), the Rockwell International Corporation Directors Stock Plan (the "Directors Plan" and, together with the 1995 LTIP, the 1988 LTIP and the 1979 Plan, the "Company Stock Incentive Plans") and certain other employee benefit plans, including the Rockwell International Corporation Incentive Compensation Plan (the "ICP") and the Rockwell International Corporation Annual Incentive Compensation Plan for Senior Executive Officers (the "Senior Executive Plan") (see "Description of the New Rockwell Business and New Rockwell -- Stock Incentive Plans of the Company and New Rockwell", "-- Incentive Compensation Plan" and
     "-- Annual Incentive Compensation Plan for Senior Executive Officers");

          (iv) the conversion, with certain adjustments, of all outstanding options to acquire Company Common Stock and Company Class A Common Stock issued under the Company Stock Incentive Plans assumed and adopted by

(Continued from previous page)

     New Rockwell into options to acquire shares of New Rockwell Common Stock and New Rockwell Class A Common Stock pursuant to the antidilution provisions under the Company Stock Incentive Plans in order to provide equivalent value to each optionholder (see "Description of the New Rockwell Business and New Rockwell -- Stock Incentive Plans of the Company and New Rockwell -- New Rockwell Stock Incentive Plans; Treatment of Outstanding Stock Options"); and

          (v) as part of the Contribution, the assumption by New Rockwell and the Operating Subsidiaries of the Assumed Liabilities (as defined below), which generally include all the debts, liabilities and other obligations of the Company other than (A) liabilities relating primarily to or arising primarily from the A&D Business (with certain exceptions described below),
     (B) liabilities relating to certain pension obligations and (C) liabilities relating to certain indebtedness of the Company in an aggregate principal amount of $2.165 billion (the "Retained Company Debt").

     The Company has arranged for its shareowners to submit completed proxies or revocations of proxies by facsimile transmission. Any shareowner who wishes to submit or revoke his or her proxy by facsimile should send a completed copy of the proxy or revocation by facsimile to the Company, c/o ChaseMellon Shareholder Services, L.L.C., at (201) 296-4389.

     The obligations of the Company, Boeing and Merger Sub to consummate the Contribution, the Distribution and the Merger are subject to the satisfaction or waiver of certain conditions. For a description of such conditions, see "Pre-Merger Transactions -- Contribution and Distribution -- Terms of the Distribution Agreement -- Conditions to the Distribution" and "The
Merger -- Terms of the Merger Agreement -- Conditions".

     This Proxy Statement-Prospectus also constitutes a prospectus of New Rockwell with respect to New Rockwell Common Stock and New Rockwell Class A Common Stock, including the associated New Rockwell Rights, to be distributed to the shareowners of the Company in the Distribution. The shares of New Rockwell Common Stock have been authorized for listing on The New York Stock Exchange (the "NYSE") upon official notice of issuance. Application also has been or will be made to list the shares of New Rockwell Common Stock on the Pacific Stock Exchange and The London Stock Exchange.

     This Proxy Statement-Prospectus also constitutes a prospectus of Boeing with respect to Boeing Common Stock, including the associated Boeing Rights, to be issued to shareowners of the Company in the Merger. Application has been or will be made to list the shares of Boeing Common Stock to be issued in the Merger on the NYSE.

     All information in this Proxy Statement-Prospectus relating to the Company and New Rockwell has been supplied by the Company, and all information relating to Boeing and Merger Sub has been supplied by Boeing.

     This Proxy Statement-Prospectus, the attached Notice of Special Meeting of Shareowners and the enclosed form of proxy are first being mailed to the Company's shareowners on or about October 30, 1996.

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION WITH RESPECT TO THE MATTERS DESCRIBED IN THIS PROXY STATEMENT-PROSPECTUS OTHER THAN THOSE CONTAINED HEREIN OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT-PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR DOES IT CONSTITUTE THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT-PROSPECTUS NOR ANY DISTRIBUTION OF SHARES OF NEW ROCKWELL COMMON STOCK AND NEW ROCKWELL CLASS A COMMON STOCK, INCLUDING THE ASSOCIATED NEW ROCKWELL RIGHTS, OR SHARES OF BOEING COMMON STOCK, INCLUDING THE ASSOCIATED BOEING RIGHTS, MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY, NEW ROCKWELL OR BOEING SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.
                            ------------------------

     Until November 24, 1996, all dealers effecting transactions in New Rockwell Common Stock and New Rockwell Class A Common Stock (including the associated New Rockwell Rights), whether or not participating in this distribution, may be required to deliver a copy of this Proxy Statement-Prospectus.

                     INFORMATION INCORPORATED BY REFERENCE

     The following documents filed by the Company with the Securities and Exchange Commission (the "Commission") (File No. 1-1035) are incorporated by reference into this Proxy Statement-Prospectus:

          1. the Company's annual report on Form 10-K for the fiscal year ended September 30, 1995;

          2. the Company's quarterly report on Form 10-Q for the fiscal quarter ended December 31, 1995;

          3. the Company's quarterly report on Form 10-Q for the fiscal quarter ended March 31, 1996;

          4. the Company's quarterly report on Form 10-Q for the fiscal quarter ended June 30, 1996; and

          5. the Company's Proxy Statement in connection with the Company's 1996 Annual Meeting of Shareowners held on February 7, 1996.

     The following documents filed by Boeing with the Commission (File No. 1-442) are incorporated by reference into this Proxy Statement-Prospectus:

          1. the Boeing annual report on Form 10-K for the fiscal year ended December 31, 1995;

          2. the Boeing quarterly report on Form 10-Q for the fiscal quarter ended March 31, 1996;

          3. the Boeing quarterly report on Form 10-Q for the fiscal quarter ended June 30, 1996;

          4. the description of Boeing Common Stock contained in the Boeing Registration Statement on Form 10 (Registration No. 1-422), filed with the Commission on April 20, 1935, under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendments or reports filed for the purpose of updating such description; and

          5. the description of the Boeing Rights contained in the Boeing Registration Statement on Form 8-A dated July 30, 1987.

     All documents filed by the Company and Boeing pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement-Prospectus and prior to the date of the Special Meeting shall be deemed to be incorporated herein by reference and shall be a part hereof from the date of the filing of such document. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement-Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any such statement so modified or superseded shall not constitute a part of this Proxy Statement-Prospectus, except as so modified or superseded.

     THIS PROXY STATEMENT-PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WITH RESPECT TO THE COMPANY AND BOEING THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS WITH RESPECT TO THE COMPANY ARE AVAILABLE WITHOUT CHARGE TO EACH PERSON TO WHOM THIS PROXY STATEMENT-PROSPECTUS IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON, FROM MR. T.J. JOYCE, VICE PRESIDENT, INVESTOR RELATIONS, ROCKWELL INTERNATIONAL CORPORATION, 625 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA 15222-3123, TELEPHONE (412) 565-7436. SUCH DOCUMENTS WITH RESPECT TO BOEING ARE AVAILABLE WITHOUT CHARGE TO EACH PERSON TO WHOM THIS PROXY STATEMENT-PROSPECTUS IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON, FROM THE DATA SHIPPING DEPARTMENT, THE BOEING COMPANY, P.O. BOX 3707, MAIL STOP 3T-33, SEATTLE, WASHINGTON

98124-2207, TELEPHONE (206) 393-4964. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY NOVEMBER 26, 1996.

                             AVAILABLE INFORMATION

     New Rockwell has filed with the Commission a registration statement (the "Distribution S-4") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the New Rockwell Common Stock and the New Rockwell Class A Common Stock, including the associated New Rockwell Rights, to be distributed in the Distribution. New Rockwell has filed with the Commission a registration statement on Form 8-A (the "Form 8-A") under the Exchange Act with respect to the New Rockwell Common Stock and the New Rockwell Class A Common Stock, including the associated New Rockwell Rights. Boeing has filed with the Commission a registration statement (the "Merger S-4") under the Securities Act with respect to the Boeing Common Stock, including the associated Boeing Rights, to be issued in the Merger. This Proxy Statement-Prospectus does not contain all the information set forth in the Distribution S-4 or the Merger S-4, certain parts of which are omitted in accordance with the rules and regulations of the Commission. The Distribution S-4 and the Merger S-4 and any amendments thereto, including exhibits filed as a part thereof, are available for inspection and copying as set forth below.

     Each of the Company and Boeing is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information relating to its business, financial condition and other matters with the Commission. Such reports, proxy statements, the Distribution S-4, the Form 8-A, the Merger S-4 and any amendments thereto, and exhibits and other information filed by the Company, New Rockwell and Boeing can be inspected and copied at the public reference facilities of the Commission at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a World Wide Web site that contains reports, proxy and information statements and other information regarding registrants (including the Company and Boeing) that file electronically with the Commission (http://www.sec.gov).

     Certain securities of the Company and Boeing are listed on the NYSE. Reports, proxy statements and other information concerning the Company and Boeing can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                             CAUTIONARY STATEMENTS

     This Proxy Statement-Prospectus contains statements relating to future results of the Company and New Rockwell (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in political and economic conditions; domestic and foreign government spending, budgetary and trade policies; demand for and market acceptance of new and existing products; successful development of advanced technologies; and competitive product and pricing pressures, as well as other risks and uncertainties, including but not limited to those detailed from time to time in the filings of the Company or New Rockwell with the Commission. The "safe harbor" for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 will not be available to New Rockwell with respect to the offering of New Rockwell Shares made hereby.

     When used in this Proxy Statement-Prospectus with respect to Boeing, the words "estimate", "project", "intend", "expect" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Such risks and uncertainties include those risks, uncertainties and risk factors identified under the heading "Forward-Looking Information Is Subject to Risk and Uncertainty" accompanying "Management's Discussion and Analysis of Results of Operations, Financial Condition and Business Environment" which is in the Boeing 1995 Annual Report to shareholders and which is incorporated by reference in the Boeing Annual Report on Form 10-K for the fiscal year ended December 31, 1995. Boeing does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                               TABLE OF CONTENTS

                                            PAGE
                                           ------
INFORMATION INCORPORATED BY REFERENCE......      4
AVAILABLE INFORMATION......................      5
CAUTIONARY STATEMENTS......................      5
SUMMARY....................................      8
  The Transactions.........................      8
  The Company..............................      8
  New Rockwell.............................      8
  Boeing...................................     11
  The Special Meeting......................     11
  Recommendations of the Company's Board of
    Directors..............................     11
  Opinions of Financial Advisors...........     12
  Contribution.............................     12
  Distribution.............................     12
  Conversion of Company Class A Common
    Stock..................................     13
  The Merger...............................     13
  Conditions to the Merger.................     13
  Regulatory Approvals.....................     14
  Consent Solicitation.....................     14
  Termination..............................     15
  Paying Agent and Exchange Agent..........     15
  Delivery of Shares.......................     15
  Certain Federal Income Tax
    Considerations.........................     15
  Accounting Treatment.....................     15
  Company Stock Price and Dividend Data....     16
  Boeing Stock Price and Dividend Data.....     17
  Dividend Policy..........................     17
  No Appraisal Rights......................     17
  Corporate Governance.....................     18
  Company Summary Historical Financial
    Data...................................     18
  New Rockwell Summary Pro Forma Financial
    Data...................................     19
  A&D Business Summary Historical Financial
    Data...................................     19
  Boeing Summary Historical Financial
    Data...................................     20
  Boeing Summary Pro Forma Financial
    Data...................................     21
  Company and Boeing Historical and Pro
    Forma Equivalent Common Share Data.....     21
THE SPECIAL MEETING........................     23
  General..................................     23
  Record Date; Voting Securities...........     23
  Required Vote............................     24
  Proxies; Quorum..........................     24
  Expenses of Solicitation.................     25
  Ownership of Company Common Stock and
    Company Class A Common Stock...........     25
CERTAIN CONSIDERATIONS RELATING TO THE
  TRANSACTIONS.............................     26
  Background of the Transactions...........     26
  Company Reasons for the Transactions;
    Recommendations of the Company's Board
    of Directors...........................     27
  Opinions of Financial Advisors to the
    Company................................     28
    Morgan Stanley & Co. Incorporated......     28
    Dillon, Read & Co. Inc. ...............     33

                                            PAGE
                                           ------
  The Boeing Company's Reasons for the
    Merger.................................     36
  Certain Considerations Related to the New
    Rockwell Shares........................     36
PRE-MERGER TRANSACTIONS....................     38
  Contribution and Distribution............     38
  Consent Solicitation.....................     42
THE MERGER.................................     43
  Terms of the Merger Agreement............     43
  Certain Regulatory Matters...............     53
  Accounting Treatment.....................     53
  Resale of Boeing Common Stock............     53
  Surrender of Share Certificates..........     54
POST-CLOSING ARRANGEMENTS..................     56
  Terms of the Post-Closing Covenants
    Agreement..............................     56
  Terms of the Tax Allocation Agreement....     59
CERTAIN FEDERAL INCOME TAX
  CONSIDERATIONS...........................     60
  Federal Income Tax Consequences of the
    Transactions...........................     60
  Backup Withholding.......................     62
EFFECT ON EMPLOYMENT AND EMPLOYEE
  BENEFITS.................................     63
  Employment...............................     63
  Employee Benefits........................     63
  Closure, Retention and Severance
    Arrangements...........................     67
  Treatment of Outstanding Stock Options...     67
  Treatment of Outstanding Restricted
    Stock..................................     67
DESCRIPTION OF THE NEW ROCKWELL BUSINESS
  AND NEW ROCKWELL.........................     68
  New Rockwell Business....................     68
  Competitive Posture......................     70
  Government Contracts.....................     70
  Acquisitions and Dispositions............     70
  Geographic Information...................     71
  Research and Development.................     71
  Employees................................     71
  Raw Materials and Supplies...............     71
  Environmental Protection Requirements....     71
  Patents, Licenses and Trademarks.........     71
  Seasonality..............................     72
  Properties...............................     72
  Legal Proceedings........................     73
  Capitalization of the Company and Pro
    Forma Capitalization of New Rockwell...     75
  Selected Consolidated Financial Data of
    the Company............................     76
  Management's Discussion and Analysis of
    Financial Condition and Results of
    Operations of the Company..............     77
  Unaudited Pro Forma Condensed
    Consolidated Balance Sheet of New
    Rockwell...............................     81
  Unaudited Pro Forma Condensed
    Consolidated Statements of Income of
    New Rockwell...........................     82
  Dividend Policy..........................     83
  Executive Officers of the Company and New
    Rockwell...............................     83

                                            PAGE
                                           ------
  Directors of the Company and
    New Rockwell...........................     85
  Certain Transactions and Relationships...     87
  Committees of the Board of Directors of
    New Rockwell...........................     88
  Compensation of Directors................     89
  Compensation of New Rockwell
    Executives.............................     89
  Stock Incentive Plans of the Company and
    New Rockwell...........................     89
    1995 Long-Term Incentives Plan.........     90
    1988 Long-Term Incentives Plan.........     93
    1979 Stock Plan for Key Employees......     95
    Directors Stock Plan...................     96
    New Rockwell Stock Incentive Plans;
      Treatment of Outstanding Stock
      Options..............................     98
  Treatment of Outstanding Restricted
    Stock..................................     99
  Incentive Compensation Plan..............     99
  Annual Incentive Compensation Plan for
    Senior Executive Officers..............    100
  Certain Relationships and Related
    Transactions...........................    102
  Ownership of Capital Stock...............    103
DESCRIPTION OF NEW ROCKWELL CAPITAL
  STOCK....................................    105
  New Rockwell Common Stock and New
    Rockwell Class A Common Stock..........    105
  New Rockwell Preferred Stock.............    106
    General................................    106
    New Rockwell Junior Preferred Stock....    106
  Certain Provisions in the New Rockwell
    Certificate and New Rockwell By-Laws...    108
    Classified Board of Directors and
      Removal of Directors.................    108
    Fair Price Provision...................    109
    Special Shareowners' Meetings and Right
      to Act By Written Consent............    111
    Procedures for Shareowner Nominations
      and Proposals........................    111
                                            PAGE
                                           ------
    Amendment of the New Rockwell
      Certificate and New Rockwell
      By-Laws..............................    112
  New Rockwell Rights Plan.................    113
COMPARISON OF RIGHTS OF SHAREOWNERS OF THE
  COMPANY AND NEW ROCKWELL.................    115
DESCRIPTION OF THE A&D BUSINESS............    116
  Selected Financial Data of the A&D
    Business...............................    117
DESCRIPTION OF BOEING......................    118
  Selected Consolidated Historical
    Financial Data
    of Boeing..............................    120
  Unaudited Pro Forma Condensed Combined
    Statement of Financial Position of
    Boeing.................................    121
  Unaudited Pro Forma Condensed Combined
    Statements of Net Earnings of Boeing...    122
DESCRIPTION OF BOEING CAPITAL STOCK........    124
COMPARISON OF RIGHTS OF SHAREOWNERS OF THE
  COMPANY AND BOEING.......................    124
NO APPRAISAL RIGHTS........................    127
DELIVERY OF SHARES TO SHAREOWNERS..........    128
1997 ANNUAL MEETING........................    128
LEGAL MATTERS..............................    128
EXPERTS....................................    128
INDEX OF DEFINED TERMS.....................    129
INDEX TO FINANCIAL STATEMENTS..............    F-1
  Rockwell International Corporation.......    F-2
  A&D Business.............................   F-25
  New Rockwell International Corporation...   F-40
APPENDICES
  Appendix I -- Opinion of Morgan Stanley &
    Co. Incorporated.......................    I-1
  Appendix II -- Opinion of Dillon, Read &
    Co. Inc................................   II-1
  Appendix III -- Agreement and Plan of
    Merger dated as of July 31, 1996.......  III-1

                                    SUMMARY

     The following includes a summary of certain information contained or incorporated by reference in this Proxy Statement-Prospectus. This summary is not intended to be complete and is qualified by reference to the more detailed information set forth elsewhere or incorporated by reference in this Proxy Statement-Prospectus and its Appendices, all of which should be reviewed carefully. Unless otherwise indicated, all information in this Proxy Statement-Prospectus regarding stock ownership and voting power with respect to Company Common Stock and Company Class A Common Stock is as of September 30, 1996. Unless otherwise indicated, all information regarding stock ownership and voting power with respect to New Rockwell Common Stock and New Rockwell Class A Common Stock is based on Company Common Stock and Company Class A Common Stock outstanding as of September 30, 1996. Unless the context otherwise requires, references in this Proxy Statement-Prospectus to (i) New Rockwell Common Stock and New Rockwell Class A Common Stock shall include the associated New Rockwell Rights and (ii) Boeing Common Stock shall include the associated Boeing Rights. For the convenience of the reader, an index of defined terms used herein appears on page 129.

THE TRANSACTIONS

     If the Proposals are approved and the other conditions to the consummation of the Contribution, the Distribution and the Merger are satisfied, (i) the Company will contribute to New Rockwell or to one of the Operating Subsidiaries substantially all of the Company's businesses and assets, including the Company's automation, avionics and communications, semiconductor systems and automotive component systems businesses, except the A&D Business (the "New Rockwell Business"), and New Rockwell and the Operating Subsidiaries will assume and agree to hold the Company harmless from the Assumed Liabilities, (ii) the New Rockwell Shares will be distributed to the holders of Company Common Stock and Company Class A Common Stock, and (iii) following the Conversion, the Merger will be consummated, pursuant to which the Company (then consisting of only the A&D Business) will become a subsidiary of Boeing and each share of Company Common Stock will be converted into a fraction of a share of Boeing Common Stock pursuant to the formula set forth in the Merger Agreement. In connection with the Contribution, the Company will retain certain liabilities, including with respect to certain pension obligations. In addition, in connection with the Merger, Boeing will assume, pay down or guarantee the Retained Company Debt. The Contribution, the Distribution, the Merger and the transactions related thereto and described herein are hereinafter referred to as the "Transactions".

THE COMPANY

     The Company is a diversified, high technology corporation engaged in research, development and manufacture of many products in automation, avionics, semiconductor systems, aerospace, defense electronics and automotive component systems for commercial and government markets. The mailing address of the principal executive offices of the Company is 2201 Seal Beach Boulevard, Seal Beach, California 90740-8250 and the telephone number of the Office of the Secretary is (412) 565-4090. The Company was incorporated in Delaware in 1928.

NEW ROCKWELL

     New Rockwell was incorporated in Delaware in August 1996 and is currently a wholly-owned subsidiary of the Company with no material assets. Following consummation of the Transactions, New Rockwell (which will be renamed "Rockwell International Corporation") will be an independent public company. New Rockwell will engage in the Company's historically higher growth commercial and international businesses and is currently expected to have the same Board of Directors and management (other than management of the A&D Business) as the Company had prior to the consummation of the Transactions.

     Sales of the New Rockwell businesses are estimated by the Company to be approximately $10.4 billion for the fiscal year ended September 30, 1996. The related income and primary earnings per share from continuing operations are estimated by the Company to be approximately $677 million and $3.11 per share, respectively, excluding the interest expense related to the Retained Company Debt and certain corporate expenses allocable to the A&D Business. The estimated income and primary earnings per share amounts exclude the effect of the one-time write-off of $121 million ($.56 per share) of in-process research and development in connection with the acquisition of Brooktree Corporation ("Brooktree"), which was completed in September 1996. In the Company's fourth fiscal quarter ended September 30, 1996, the Company will record a restructuring charge of approximately $74 million, or approximately 34 cents per share, related to a decision to exit several non-strategic product lines of its on-going businesses and the costs associated with staff reductions, mostly outside the United States. The charge will be offset by a favorable resolution of prior years' research and experimental tax refund claims and by a favorable settlement of insurance claims, which will increase the Company's fiscal 1996 fourth quarter income by approximately $76 million, or approximately 35 cents per share.

     Management of the New Rockwell Business has established long-term financial goals for average annual sales growth of 8%, average annual primary earnings per share growth of 15% and return on equity initially in the 14% range due to New Rockwell's extremely low debt to total capital ratio upon consummation of the Merger, but growing to 20% over the next three years. During the five fiscal years ended September 30, 1996, New Rockwell's businesses have achieved average annual sales growth of 15% and average annual primary earnings per share growth of 30% (excluding the $121 million one-time write-off of in-process research and development in connection with the Brooktree acquisition). During this five-year period, annual sales of the automation business will have grown from $1.5 billion to over $4 billion, including the 1995 acquisition of Reliance Electric Company ("Reliance") which added $1.4 billion in sales for fiscal 1996. The semiconductor systems business has been the fastest growing New Rockwell business, with an average annual sales increase of 41% over this five-year period.

     The following charts illustrate the sales and operating earnings growth of New Rockwell's business units over the last five fiscal years:

                           NEW ROCKWELL SALES GROWTH

                                   [GRAPH]

                    NEW ROCKWELL OPERATING EARNINGS GROWTH


                                   [GRAPH]

(1) 1996 operating earnings exclude the one-time write-off of $121 million related to the acquisition of Brooktree, which was completed in September 1996, and the effect of the 1996 fourth quarter restructuring charge described above.

     The mailing address of the principal executive offices of New Rockwell is 2201 Seal Beach Boulevard, Seal Beach, California 90740-8250 and the telephone number of the Office of the Secretary is (412) 565-4090.

BOEING

     Boeing, together with its subsidiaries, is one of the world's major aerospace firms. Boeing operates in two principal industries: commercial aircraft, and defense and space. Commercial aircraft operations -- conducted through Boeing Commercial Airplane Group -- involve development, production and marketing of commercial jet transports and providing related support services to the commercial airline industry worldwide. Defense and space operations -- conducted through Boeing Defense & Space Group -- involve research, development, production, modification and support of military aircraft and helicopters and related systems, space systems and missile systems. The mailing address and telephone number of the principal executive offices of Boeing are 7755 East Marginal Way South, Seattle, Washington 98108 and (206) 655-2121. Boeing was originally incorporated in Washington in 1916 and was reincorporated in Delaware in 1934.

THE SPECIAL MEETING

  DATE, TIME AND PLACE OF SPECIAL MEETING

     The Special Meeting will be held on December 4, 1996, at 10:00 a.m. local time at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York.

  RECORD DATE

     The Board of Directors of the Company has fixed October 14, 1996 as the Record Date for the determination of shareowners entitled to notice of and to vote at the Special Meeting. Each record owner of shares of Company Common Stock on the Record Date is entitled to one vote per share, and each record owner of Company Class A Common Stock on the Record Date is entitled to ten votes per share.

  PURPOSE OF THE SPECIAL MEETING

     At the Special Meeting, shareowners of the Company will be asked to consider and vote upon the Contribution Proposal and the Merger Proposal and to transact such other business as may properly come before the Special Meeting.

  VOTE REQUIRED

     Approval of each Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding shares of Company Common Stock and Company Class A Common Stock, voting together as a single class. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Company Shares is necessary to constitute a quorum at the Special Meeting.

     Each Proposal will be voted on separately by the shareowners of the Company; however, the Company will not proceed with any of the Transactions described herein unless both the Contribution Proposal and the Merger Proposal are approved by the Company's shareowners.

     As of September 30, 1996, the Company's directors and executive officers owned an aggregate of 2,468,194 shares of Company Common Stock and 226,479 shares of Company Class A Common Stock entitled to vote at the Special Meeting. All of the Company's directors and executive officers have advised the Company that they intend to vote such Company Shares in favor of each of the Proposals.

RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS

     The Board of Directors of the Company has unanimously approved the Transactions and believes that the Transactions are in the best interests of the Company and its shareowners. The Board of Directors recommends that shareowners vote FOR each of the Proposals. For a description of the factors considered by the Board of Directors and the reasons for its approval of the Transactions, see "Certain Considerations Relating to the Transactions -- Reasons for the Transactions; Recommendations of the Company's Board of Directors".

OPINIONS OF FINANCIAL ADVISORS

     On July 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") rendered its opinion to the Board of Directors of the Company that, as of the date thereof, the consideration to be received by the Company's shareowners in the Distribution and the Merger, taken as a whole, is fair from a financial point of view to the Company's shareowners, and Dillon, Read and Co. Inc. ("Dillon Read") rendered its opinion to the Board of Directors of the Company that, as of the date thereof, the consideration to be received by the Company's shareowners in the Distribution and the Merger is fair to the Company's shareowners from a financial point of view.

     The Company's shareowners are urged to read the full texts of the opinions of Morgan Stanley and Dillon Read, copies of which are set forth as Appendices I and II, respectively, to this Proxy Statement-Prospectus, for descriptions of the procedures followed, assumptions made, matters considered and limitations on the reviews undertaken by Morgan Stanley and Dillon Read in connection with rendering such opinions. See "Certain Considerations Relating to the Transactions -- Opinions of Financial Advisors to the Company".

CONTRIBUTION

     The Contribution includes a series of asset and stock transfers and liability assumptions between and among the Company, New Rockwell and the Operating Subsidiaries immediately prior to the Distribution. The purpose and effect of such transfers and assumptions is to facilitate the Merger by separating the New Rockwell Business from the A&D Business and to transfer the assets and liabilities of the New Rockwell Business to New Rockwell or to one of the Operating Subsidiaries immediately prior to the Distribution. Accordingly, the A&D Business and the Retained Liabilities (as defined below) will constitute all the businesses, assets and liabilities of the Company at the time of the Merger.

     As part of the Contribution, the Company will contribute to New Rockwell the capital stock of the Operating Subsidiaries and the Operating Subsidiaries will become wholly-owned subsidiaries of New Rockwell. New Rockwell and the Operating Subsidiaries will assume and agree to hold the Company harmless from the Assumed Liabilities. The Company will in turn agree to hold New Rockwell and the Operating Subsidiaries harmless from the Retained Liabilities, including but not limited to (A) liabilities relating primarily to or arising primarily from the A&D Business (with certain exceptions described below under "Pre-Merger Transactions -- Contribution and Distribution -- Terms of the Distribution Agreement -- The Contribution"), (B) liabilities relating to certain pension obligations and (C) liabilities relating to the Retained Company Debt. See "Pre-Merger Transactions -- Contribution and Distribution -- Terms of the Distribution Agreement -- The Contribution".

DISTRIBUTION

     Immediately after the Contribution, New Rockwell will amend and restate its Certificate of Incorporation (the "New Rockwell Certificate") to, among other things, increase its authorized capital stock and will issue to the Company, in exchange for the issued and outstanding shares of stock of New Rockwell then held by the Company, the number of shares of New Rockwell Common Stock and New Rockwell Class A Common Stock equal to the number of shares of Company Common Stock and Company Class A Common Stock, respectively, outstanding as of the record date designated by or pursuant to the authorization of the Board of Directors of the Company for the Distribution (the "Distribution Record Date"). The Company will then distribute all issued and outstanding shares of New Rockwell Common Stock and New Rockwell Class A Common Stock to the holders on the Distribution Record Date of Company Common Stock and Company Class A Common Stock, respectively, on a share-for-share basis as provided in the Distribution Agreement. See "Pre-Merger Transactions -- Contribution and
Distribution -- Terms of the Distribution Agreement -- The Distribution".

CONVERSION OF COMPANY CLASS A COMMON STOCK

     Effective immediately following the Distribution and immediately prior to the Merger, the Board of Directors of the Company will effect the Conversion whereby all issued and outstanding shares of Company Class A Common Stock will be converted into shares of Company Common Stock on a share-for-share basis pursuant to the authority granted to the Company's Board of Directors in the Company's Restated Certificate of Incorporation (the "Company Certificate").

THE MERGER

     The Merger Agreement provides that, subject to the requisite approval by the Company's shareowners and the satisfaction or waiver of certain other conditions, at the effective time of the Merger (the "Effective Time"), Merger Sub will merge with and into the Company (which, at the Effective Time, will include only the A&D Business and the Retained Liabilities), the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation and a wholly-owned subsidiary of Boeing (the "Surviving Corporation"). As a result of the Merger, Boeing will acquire all the capital stock of the Company (which will own the A&D Business, including the Retained Liabilities). Following the Merger, New Rockwell will be renamed "Rockwell International Corporation" and the Company will be renamed "Boeing North American, Inc."

     In the Merger, each share of Company Common Stock outstanding immediately prior to the Merger (after giving effect to the Conversion) will be converted into a fraction of a share of Boeing Common Stock equal to the quotient, rounded to the nearest thousandth, or if there shall not be a nearest thousandth, the next higher thousandth, of (x) the quotient of (A) $859,832,000 divided by (B) the number of shares of Company Common Stock issued and outstanding immediately prior to the Merger (after giving effect to the Conversion) (other than shares to be canceled as set forth below), divided by (y) the Market Price of Boeing Common Stock as of the date of the Special Meeting, subject to the Maximum Price and the Minimum Price as set forth in the Merger Agreement. Based on the number of Company Shares issued and outstanding on October 14, 1996, the Company estimates that the Exchange Ratio would be approximately .039 of a share of Boeing Common Stock per Company Share if the price per share of Boeing Common Stock is at or above the Maximum Price and approximately .053 of a share of Boeing Common Stock per Company Share if the price per share of Boeing Common Stock is at or below the Minimum Price. For a tabular description of the range of shares of Boeing Common Stock that may be issuable to holders of Company Shares in the Merger, see "The Merger -- Terms of the Merger Agreement -- The Merger". Shares of Company Common Stock held immediately prior to the Effective Time in the treasury of the Company or by the Company or Boeing or any of their wholly-owned subsidiaries (excluding shares held by employee benefit plans) will be canceled in the Merger and retired without payment of any consideration therefor and will cease to exist.

     For a more detailed description of the terms of the Merger Agreement, see "The Merger -- Terms of the Merger Agreement". A conformed copy of the Merger Agreement is set forth as Appendix III to this Proxy Statement-Prospectus and is incorporated herein by reference.

CONDITIONS TO THE MERGER

     The obligation of each of the Company, Boeing and Merger Sub to consummate the Merger is conditioned on, among other things, (i) approval of the Proposals by the shareowners of the Company, (ii) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition being in effect that prohibits consummation of the Transactions, (iii) consummation of the Contribution, the Distribution, the Conversion and the Consent Solicitation (as defined below) and (iv) certain regulatory approvals described in this summary under "Regulatory Approvals". The obligations of the Company, Boeing and Merger Sub to consummate the Merger are subject to certain additional conditions described in this summary under "Certain Federal Income Tax Considerations". See "The Merger -- Terms of the Merger Agreement -- Conditions".

REGULATORY APPROVALS

     Pursuant to the Merger Agreement, the obligation of each of the Company, Boeing and Merger Sub to consummate the Merger is conditioned upon the receipt of certain regulatory approvals and consents, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). The Company and Boeing filed their respective Premerger Notification and Report Forms under the HSR Act effective as of September 18, 1996. On October 18, 1996, the Company and Boeing received requests for additional information and documentary material from the Federal Trade Commission ("FTC").

     In addition, the obligation of each of the Company, Boeing and Merger Sub to consummate the Merger is conditioned upon receipt of advance agreements or approvals of the Pension Benefit Guaranty Corporation ("PBGC"), the U.S. Department of Defense ("DOD") and the U.S. Department of Energy ("DOE") concerning certain employee benefit and indemnification matters. The condition as to the PBGC has been satisfied.

     There can be no assurance that the other requisite regulatory approvals will be obtained or obtained in a timely manner to permit consummation of the Merger. See "The Merger -- Certain Regulatory Matters".

CONSENT SOLICITATION

     Pursuant to the Merger Agreement, the obligation of each of the Company, Boeing and Merger Sub to consummate the Merger is conditioned upon the consummation of a consent solicitation or solicitations (collectively, the "Consent Solicitation") to obtain consents to the Proposed Amendments (as defined below) from the holders of the Company's 7 5/8% Notes due February 17, 1998, 8 7/8% Notes due September 15, 1999, 8 3/8% Notes due February 15, 2001,
6 3/4% Notes due September 15, 2002, 7 7/8% Notes due February 15, 2005 and
6 5/8% Notes due June 1, 2005 (each a "Series" and collectively the "Old Company Notes"). In order for the Consent Solicitation to be consummated and the Proposed Amendments to be approved, the Company and Boeing must obtain validly delivered and unrevoked consents from holders of a majority in principal amount of each Series.

     The proposed amendments (the "Proposed Amendments") would effect amendments to the Indenture, dated as of October 1, 1982, as amended (the "Indenture"), between the Company and The Chase Manhattan Bank, as successor by merger to Manufacturers Hanover Trust Company, as Trustee, pursuant to which the Old Company Notes have been issued (i) to delete or amend certain covenants in the Indenture to provide that the Contribution and the Distribution will not require New Rockwell to assume the Company's obligations under the Old Company Notes or the Indenture, (ii) to replace certain covenants in the Indenture with comparable covenants of Boeing to be included in the Boeing Debt Guaranty (as defined below) and (iii) to amend certain additional terms and covenants in the Indenture to conform them with the comparable terms and covenants contained in the Indenture, dated as of August 15, 1991 (the "Boeing Indenture"), between Boeing and The Chase Manhattan Bank, as Trustee. In connection with the Proposed Amendments, Boeing has agreed to provide a full and unconditional guaranty of the obligations of the Company under each Series (the "Boeing Debt Guaranty"). Pursuant to the Merger Agreement, the Company and Boeing have agreed to use their reasonable best efforts to consummate the Consent Solicitation on or prior to the date of the Special Meeting. Boeing will manage and control all aspects of the Consent Solicitation and will be solely responsible for the payment of all fees and expenses, including any consent solicitation fees, in connection therewith.

     This Proxy Statement-Prospectus does not constitute a solicitation of consents to the Proposed Amendments or an offer of the Boeing Debt Guaranty, which will be made only by means of a consent solicitation statement to be mailed to the holders of the Old Company Notes and a registration statement and related prospectus filed by Boeing with the Commission, respectively.

TERMINATION

     The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time under certain circumstances including (i) the failure of the Company's shareowners to approve the Proposals at the Special Meeting, (ii) in connection with a Superior Acquisition Proposal (as defined below) or (iii) if the Merger has not been consummated by February 28, 1997. The Company has agreed to pay Boeing a termination fee in the event of a termination of the Merger Agreement under certain circumstances. See "The Merger -- Terms of the Merger Agreement -- Termination" and "-- Expenses; Termination Fee".

PAYING AGENT AND EXCHANGE AGENT

     ChaseMellon Shareholder Services, L.L.C. will act as paying agent in connection with the Distribution (the "Paying Agent") and The First National Bank of Boston will act as exchange agent in connection with the Merger (the "Exchange Agent"). See "Delivery of Shares to Shareowners".

DELIVERY OF SHARES

     If the Proposals are approved, the Company will effect the Distribution by delivery of certificates for shares of New Rockwell Common Stock and New Rockwell Class A Common Stock to the Paying Agent for delivery to the holders of record of Company Common Stock and Company Class A Common Stock on the Distribution Record Date without any further action by such holders.

     As soon as reasonably practicable after the Effective Time, Boeing will cause the Exchange Agent to mail or deliver to each holder of record of Company Common Stock (including Company Common Stock into which Company Class A Common Stock has been converted) at the Effective Time a letter of transmittal containing instructions for use in effecting the surrender of shares for exchange and payment in lieu of any fractional share. In order to receive delivery of the shares of Boeing Common Stock to be issued in the Merger (and payment of cash in lieu of fractional shares), each shareowner of the Company will be required to surrender the certificates evidencing such shareowner's shares of Company Common Stock or Company Class A Common Stock, as the case may be, to the Exchange Agent together with a properly completed and executed letter of transmittal.

     PLEASE DO NOT SEND ANY SHARE CERTIFICATES WITH THE ENCLOSED PROXY. YOU WILL RECEIVE FURTHER INSTRUCTIONS REGARDING THE EXCHANGE OF YOUR SHARE CERTIFICATES. See "Delivery of Shares to Shareowners".

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The Contribution and the Distribution are intended to qualify as transactions described in Sections 351 and 355 of the Internal Revenue Code of 1986, as amended (the "Code"), and/or as a "reorganization" under Section 368(a)(1)(D) of the Code and the Merger is intended to qualify as a "reorganization" under Section 368(a)(1)(B) of the Code. Consummation of the Contribution, the Distribution and the Merger is conditioned on the receipt of opinions of counsel to the foregoing effect. In addition, the Company's obligation to consummate the Contribution, the Distribution and the Merger is conditioned on the absence of any Adverse Tax Development (as defined below) that may or will result in the imposition of a material amount of Federal income tax to the Company, New Rockwell or any of their respective subsidiaries or shareowners in respect of the Contribution, the Distribution or the Merger. See "Certain Federal Income Tax Considerations" and "The Merger -- Terms of the Merger Agreement -- Conditions".

ACCOUNTING TREATMENT

     New Rockwell will be deemed to be the successor to the Company for financial reporting purposes. The historical results of operations of the A&D Business have been presented as a "discontinued operation" in the Company's financial statements.

     The Merger will be accounted for by Boeing using the purchase method of accounting. Boeing will be treated as the acquiror of the A&D Business for financial reporting purposes. As a result, Boeing will record the assets and liabilities of the A&D Business at their estimated fair values and will record as goodwill the excess, if any, of the purchase price over such estimated fair values. See "Unaudited Pro Forma Condensed Combined Statement of Financial Position of Boeing" for a description of the adjustments expected to be recorded to the financial statements of Boeing.

COMPANY STOCK PRICE AND DIVIDEND DATA

     Company Common Stock is traded principally on the NYSE under the symbol "ROK" and is also listed on the Pacific Stock Exchange, as well as certain stock exchanges outside the U.S. Company Class A Common Stock is not traded, is subject to restrictions on transfer and is not listed on any securities exchange. Company Class A Common Stock is convertible, however, into Company Common Stock at the holder's option or upon transfer to a non-permitted transferee. The price ranges for Company Common Stock on the NYSE Composite Transactions reporting system in the fiscal years ended September 30, 1995 and 1996 and the current fiscal year are set forth below.

                                                                            STOCK PRICE
                                                                           --------------
                                                                           HIGH       LOW
                                                                           ----       ---
    FISCAL 1995
    First Quarter........................................................  $36  7/8   $33 5/8
    Second Quarter.......................................................   39  7/8    35
    Third Quarter........................................................   47  1/8    38 3/4
    Fourth Quarter.......................................................   48         43
    FISCAL 1996
    First Quarter........................................................   53         44
    Second Quarter.......................................................   63  1/4    51 1/2
    Third Quarter........................................................   60  1/4    55
    Fourth Quarter.......................................................   57         47 1/2
    FISCAL 1997
    First Quarter (through October 28, 1996).............................   58  1/8    54 7/8

     The high and low sales prices per share of Company Common Stock as reported on the NYSE Composite Transactions reporting system on (i) July 31, 1996, the last full trading day prior to the Company's announcement that it had entered into the Merger Agreement with Boeing and Merger Sub, were $53 per share and $52 1/4 per share, respectively, and (ii) October 28, 1996, the last full trading day prior to the date of this Proxy Statement-Prospectus, were $57 per share and $55 1/2 per share, respectively. Company shareowners should obtain current market quotations for shares of Company Common Stock.

     The aggregate dividends per Company Share during each of the Company's five fiscal years ended September 30, 1996 are set forth below.

                                                                              DIVIDENDS
                                                                                 PER
                                                                               COMPANY
                                    FISCAL                                      SHARE
    -----------------------------------------------------------------------  ------------
    1992...................................................................     $ 0.92
    1993...................................................................       0.96
    1994...................................................................       1.02
    1995...................................................................       1.08
    1996...................................................................       1.16

BOEING STOCK PRICE AND DIVIDEND DATA

     Boeing Common Stock is listed on the NYSE under the symbol "BA", is listed on certain stock exchanges outside the U.S., and is also traded on the Boston, Chicago, Cincinnati, Pacific and Philadelphia Stock Exchanges. The price ranges for Boeing Common Stock on the NYSE Composite Transactions reporting system in 1994, 1995 and 1996 and the dividends per share paid are set forth below.

                                                                   STOCK PRICE
                                                               -------------------
                                                                HIGH         LOW     DIVIDEND
                                                               ------       ------   --------
    1994
    First Quarter............................................  $48.75       $42.13    $  .25
    Second Quarter...........................................   50.13        43.13       .25
    Third Quarter............................................   48.25        42.50       .25
    Fourth Quarter...........................................   48.38        42.63       .25
    1995
    First Quarter............................................   54.00        44.38       .25
    Second Quarter...........................................   65.38        52.63       .25
    Third Quarter............................................   72.38        60.38       .25
    Fourth Quarter...........................................   80.00        62.00       .25
    1996
    First Quarter............................................   89.13        75.38       .25
    Second Quarter...........................................   90.50        74.13       .28
    Third Quarter............................................   96.00        79.88       .28
    Fourth Quarter (through October 28, 1996)................   99.25        93.38

     The high and low sales prices per share of Boeing Common Stock as reported on the NYSE Composite Transactions reporting system on (i) July 31, 1996, the last full trading day prior to Boeing's announcement that it and Merger Sub had entered into the Merger Agreement with the Company, were $89.13 per share and $87.63 per share, respectively, and (ii) October 28, 1996, the last full trading day prior to the date of this Proxy Statement-Prospectus, were $95.25 per share and $93.38 per share, respectively. Company shareowners should obtain current market quotations for shares of Boeing Common Stock.

DIVIDEND POLICY

     Following the consummation of the Transactions, New Rockwell expects to pay quarterly dividends on New Rockwell Shares at the same $1.16 per share annual rate currently paid with respect to Company Shares. New Rockwell's policy regarding the payment of dividends on New Rockwell Shares will depend on New Rockwell's future earnings, capital requirements, financial condition and other factors and any declaration of dividends on New Rockwell Shares will be at the discretion of the New Rockwell Board of Directors. See "Description of the New Rockwell Business and New Rockwell -- Dividend Policy".

     Holders of Boeing Common Stock are entitled to receive dividends when, as and if declared by Boeing's Board of Directors out of funds legally available therefor. Assuming that Boeing continues to pay dividends at the current annualized rate of $1.12 per share (which cannot be assured), each Company shareowner who receives and retains whole shares of Boeing Common Stock in the Merger will receive for each .042 share of Boeing Common Stock estimated to be received for each Company Share, a Boeing dividend at an annualized rate of approximately $.05 per former Company Share.

NO APPRAISAL RIGHTS

     Holders of Company Common Stock and Company Class A Common Stock (which will be converted into Company Common Stock in the Conversion) will have no right under the Delaware General Corporation Law (the "DGCL") to seek appraisal of their shares in connection with the Contribution and the Distribution or the Merger. See "No Appraisal Rights".

CORPORATE GOVERNANCE

     As a result of the Transactions, (i) holders of Company Common Stock will be entitled to receive shares of New Rockwell Common Stock and shares of Boeing Common Stock and (ii) holders of Company Class A Common Stock will be entitled to receive shares of New Rockwell Class A Common Stock and (after giving effect to the Conversion) shares of Boeing Common Stock. The rights of shareowners of the Company are governed by the DGCL, the Company Certificate and the Company's By-Laws (the "Company By-Laws"). After the Effective Time, the rights of holders of New Rockwell Common Stock and New Rockwell Class A Common Stock will be governed by the DGCL, the New Rockwell Certificate, New Rockwell's By-Laws, as proposed to be amended in connection with the Transactions (the "New Rockwell By-Laws"), and the New Rockwell Rights Agreement (as defined below). The New Rockwell Certificate and the New Rockwell By-Laws will be substantially similar to the Company Certificate and the Company By-Laws, except as described below under "Description of New Rockwell Capital Stock", including the addition of provisions establishing a classified Board of Directors, requiring shareowners to provide advance notice of any shareowner nominations of directors or any proposal of new business to be considered at any meeting of shareowners, requiring a supermajority vote to remove a director or to amend or repeal certain provisions of the New Rockwell Certificate or the New Rockwell By-Laws and eliminating the right of shareowners to call a special meeting of shareowners. The rights of holders of shares of Boeing Common Stock are governed by the DGCL, the Restated Certificate of Incorporation of Boeing (the "Boeing Certificate"), the By-Laws of Boeing (the "Boeing By-Laws") and the Boeing Rights Agreement (as defined below). See "Comparison of Rights of Shareowners of the Company and Boeing", "Comparison of Rights of Shareowners of the Company and New Rockwell", "Description of New Rockwell Capital Stock", "Description of Boeing Capital Stock" and "Certain Considerations Relating to the
Transactions -- Certain Considerations Related to the New Rockwell
Shares -- Antitakeover Effect of Certain Provisions of the New Rockwell Certificate and New Rockwell By-Laws".

COMPANY SUMMARY HISTORICAL FINANCIAL DATA

     The following sets forth summary selected consolidated financial data of the Company's businesses that will be contributed to New Rockwell. The summary financial data exclude financial information pertaining to the A&D Business and the Retained Company Debt. The summary financial data is based on historical financial information of the Company, restated to reflect the A&D Business as a discontinued operation. See "Description of the New Rockwell Business and New Rockwell -- Selected Consolidated Financial Data of the Company".

                                                                                             NINE MONTHS ENDED
                                              FISCAL YEAR ENDED SEPTEMBER 30,                    JUNE 30,
                                     --------------------------------------------------     -------------------
                                      1991       1992       1993       1994       1995       1995         1996
                                     ------     ------     ------     ------     ------     ------       ------
                                                             (IN MILLIONS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
Sales..............................  $6,112     $5,856     $6,204     $7,029     $9,065     $6,571       $7,712
Operating earnings.................     616        479        593        667        953        716          891
Interest expense...................      27         35         18         17         25         17           23
Income from continuing
  operations.......................     308        243        302        351        493        378          484
Earnings per common share from
  continuing operations:
  Primary..........................   $1.32      $1.09      $1.37      $1.59      $2.27      $1.74        $2.23
  Fully diluted....................   $1.30      $1.08      $1.35      $1.56      $2.23      $1.70        $2.19
BALANCE SHEET DATA:
  (at end of period)
Total assets.......................  $6,663     $6,090     $6,298     $6,593     $9,229     $9,550       $9,559
Long-term debt.....................      23         23         20         30        178        179          166
Shareowners' equity................   4,224      2,778      2,956      3,356      3,782      3,661        4,190

NEW ROCKWELL SUMMARY PRO FORMA FINANCIAL DATA

     The following sets forth summary unaudited pro forma financial information of the Company's businesses that will be contributed to New Rockwell. The following information has been derived from the unaudited pro forma condensed consolidated balance sheet and statements of income of New Rockwell included elsewhere herein, which have been prepared assuming that the Transactions and the acquisition of Reliance occurred on October 1, 1994. The pro forma results are not necessarily indicative of the results of operations that would actually have been obtained for the periods presented had the Transactions been consummated as of such date and are not necessarily indicative of future results. See "Description of the New Rockwell Business and New
Rockwell -- Unaudited Pro Forma Condensed Consolidated Statements of Income of New Rockwell" and "-- Unaudited Pro Forma Condensed Consolidated Balance Sheet of New Rockwell".

                                                                          FISCAL
                                                                        YEAR ENDED       NINE MONTHS ENDED
                                                                       SEPTEMBER 30,         JUNE 30,
                                                                           1995                1996
                                                                       -------------     -----------------
                                                                         (IN MILLIONS, EXCEPT PER SHARE
                                                                                      DATA)
INCOME STATEMENT DATA:
Sales................................................................     $ 9,394             $ 7,712
Operating earnings...................................................         997                 911
Interest expense.....................................................          28                  23
Income from continuing operations....................................         520                 496
Earnings per common share from continuing operations:
  Primary............................................................       $2.39               $2.28
  Fully diluted......................................................       $2.35               $2.24
BALANCE SHEET DATA:
  (at end of period)
Total assets.........................................................                         $ 9,559
Long-term debt.......................................................                             166
Shareowners' equity..................................................                           5,462

A&D BUSINESS SUMMARY HISTORICAL FINANCIAL DATA

     The following sets forth summary selected combined financial information of the A&D Business based on historical financial information of the A&D Business included elsewhere herein. See "Description of the A&D Business -- Selected Consolidated Financial Data of the A&D Business".

                                                                                             NINE MONTHS ENDED
                                              FISCAL YEAR ENDED SEPTEMBER 30,                    JUNE 30,
                                    ---------------------------------------------------     -------------------
                                     1991       1992       1993       1994       1995        1995        1996
                                    ------     ------     ------     ------     -------     -------     -------
                                                                   (IN MILLIONS)
INCOME STATEMENT DATA:
Sales...........................    $4,880     $4,383     $4,018     $3,447     $ 3,238     $ 2,351     $ 2,275
Operating earnings..............       512        429        471        492         485         337         366
Net income......................       256        230        249        263         217         153         154
Interest expense................        94         66         82         75         142         100         120
BALANCE SHEET DATA:
  (at end of period)
Total assets....................    $3,034     $3,111     $3,067     $3,025     $ 3,044     $ 3,020     $ 3,088
Long-term debt..................       697        997        997        799       1,597       1,597       1,597
Net assets (liabilities)........       845       (518)      (456)      (167)     (1,457)     (2,015)     (1,302)

BOEING SUMMARY HISTORICAL FINANCIAL DATA

     The selected historical consolidated financial data of Boeing set forth in the table below have been derived from the audited financial statements of Boeing for each of the five fiscal years through the period ended December 31, 1995 and the unaudited financial statements of Boeing for the six-month periods ended June 30, 1995 and 1996. The selected historical consolidated financial data set forth below should be read in conjunction with the historical consolidated financial statements and the notes thereto contained in the Boeing Annual Report on Form 10-K for the year ended December 31, 1995 and the Boeing Quarterly Report on Form 10-Q for the six months ended June 30, 1996, which are incorporated by reference herein. In the opinion of Boeing management, all adjustments, consisting only of normal recurring accruals, necessary for the fair presentation of the financial position and results of operations for such six-month periods have been made. The results of operations for the six-month period ended June 30, 1996 are not necessarily indicative of the results to be expected for the full year 1996.

                                                                                              SIX MONTHS ENDED
                                                        YEAR ENDED DECEMBER 31,                   JUNE 30,
                                            -----------------------------------------------   -----------------
                                             1991      1992      1993      1994      1995      1995      1996
                                            -------   -------   -------   -------   -------   -------   -------
                                                           (IN MILLIONS, EXCEPT PER SHARE DATA)
STATEMENT OF NET EARNINGS DATA:
Sales and other operating revenues........  $29,314   $30,184   $25,438   $21,924   $19,515   $10,595   $10,568
Costs and expenses........................   27,360    28,144    23,747    20,773    18,613    10,056     9,930
Early retirement program expense..........       --        --        --        --       600       600        --
                                            -------   -------   -------   -------   -------   -------   -------
Earnings from operations..................  1,954..     2,040     1,691     1,151       302       (61)      638
Other income, principally interest........      263       230       169       122       209        87       128
Interest and debt expense.................      (13)      (14)      (39)     (130)     (151)      (79)      (75)
                                            -------   -------   -------   -------   -------   -------   -------
Earnings before Federal taxes on income
  and cumulative effect of change in
  accounting..............................    2,204     2,256     1,821     1,143       360       (53)      691
Federal taxes on income...................      637       702       577       287       (33)       (3)      104
                                            -------   -------   -------   -------   -------   -------   -------
Earnings before cumulative effect of
  change in accounting....................    1,567     1,554     1,244       856       393       (50)      587
Cumulative effect to January 1, 1992, of
  change in accounting for postretirement
  benefits other than pensions............       --    (1,002)       --        --        --        --        --
                                            -------   -------   -------   -------   -------   -------   -------
Net Earnings..............................  $ 1,567   $   552   $ 1,244   $   856   $   393   $   (50)  $   587
                                            =======   =======   =======   =======   =======   =======   =======
Earnings per share:
  Before cumulative effect of change in
    accounting............................  $  4.56   $  4.57   $  3.66   $  2.51   $  1.15   $  (.15)  $  1.70
  Cumulative effect to January 1, 1992, of
    change in accounting for
    postretirement benefits other than
    pensions..............................       --     (2.95)       --        --        --        --        --
                                            -------   -------   -------   -------   -------   -------   -------
                                            $  4.56   $  1.62   $  3.66   $  2.51   $  1.15   $  (.15)  $  1.70
                                            =======   =======   =======   =======   =======   =======   =======
Cash dividends per share..................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $   .50   $   .53
                                            =======   =======   =======   =======   =======   =======   =======
STATEMENT OF FINANCIAL POSITION DATA:
  (at end of period)
Total assets..............................  $15,924   $18,147   $20,450   $21,463   $22,098   $21,747   $22,645
Total debt................................  $ 1,317   $ 1,793   $ 2,630   $ 2,609   $ 2,615   $ 2,620   $ 2,359
Other liabilities.........................    6,514     8,298     8,837     9,154     9,585     9,596     9,932
                                            -------   -------   -------   -------   -------   -------   -------
         Total liabilities................  $ 7,831   $10,091   $11,467   $11,763   $12,200   $12,216   $12,291
Total shareholders' equity................  $ 8,093   $ 8,056   $ 8,983   $ 9,700   $ 9,898   $ 9,531   $10,354

BOEING SUMMARY PRO FORMA FINANCIAL DATA

     The following information has been derived from the unaudited pro forma condensed combined financial statements of Boeing included elsewhere herein which have been prepared with adjustments to give effect to the Transactions using the purchase method of accounting as well as a consistent application of Boeing accounting practices, and assuming the Transactions occurred on January 1, 1995 for the unaudited pro forma condensed combined statements of net earnings and on June 30, 1996 for the unaudited pro forma condensed combined statement of financial position. The pro forma results do not reflect any synergies that may result from the Merger, are not necessarily indicative of the combined results of operations of Boeing and the A&D Business that would actually have occurred had the Transactions been consummated as of such dates, and are not necessarily indicative of any future results.

                                                            TWELVE MONTHS
                                                                ENDED               SIX MONTHS ENDED
                                                          DECEMBER 31, 1995          JUNE 30, 1996
                                                          -----------------         ----------------
                                                         (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
STATEMENT OF NET EARNINGS DATA:
Sales and other operating revenues......................       $22,267                  $ 11,795
Costs and expenses......................................        21,166                    11,053
Early retirement program expense........................           600                        --
                                                               -------                   -------
Earnings from operations................................           501                       742
Other income, principally interest......................           234                       136
Interest and debt expense...............................          (293)                     (155)
                                                               -------                   -------
Earnings before Federal taxes on income.................           442                       723
Federal taxes on income.................................             5                       122
                                                               -------                   -------
Net earnings............................................       $   437                  $    601
                                                               =======                   =======
Earnings per share (primary)............................       $  1.24                  $   1.70
Earnings per share (fully diluted)......................       $  1.24                  $   1.70
Weighted average number of shares (in millions).........         351.8                     354.9
STATEMENT OF FINANCIAL POSITION DATA:
  (at end of period)
Total assets...............................................................              $27,907
Total debt.................................................................              $ 4,559
Other liabilities..........................................................               12,134
                                                                                         -------
  Total liabilities........................................................              $16,693
                                                                                         -------
Total shareholders' equity.................................................              $11,214

COMPANY AND BOEING HISTORICAL AND PRO FORMA EQUIVALENT COMMON SHARE DATA

     The following table sets forth for Company Shares certain per share historical financial information, for Boeing certain historical per share financial information and per share equivalent pro forma financial information, and for New Rockwell certain per share pro forma financial information as of and for the twelve months ended September 30, 1995 and as of and for the nine months ended June 30, 1996. The Boeing per share historical financial information is derived from the historical consolidated financial information of Boeing incorporated herein by reference. The Boeing per share equivalent pro forma financial information is based upon an assumed exchange ratio of .042 shares of Boeing Common Stock for each Company Share. The assumed ratio is estimated based on the closing price per share of Boeing Common Stock on the NYSE Composite Transactions reporting system on October 28, 1996 and the number of Company Shares issued and outstanding on October 14, 1996.

     The following information should be read in conjunction with and is qualified in its entirety by the consolidated financial statements and accompanying notes of the Company and Boeing included or incorporated by reference herein, the unaudited pro forma condensed consolidated financial information and accompanying notes of New Rockwell set forth under "Description of the New Rockwell Business and New Rockwell -- Unaudited Pro Forma Condensed Consolidated Balance Sheet of New Rockwell" and "-- Unaudited Pro Forma Condensed Consolidated Statements of Income of New Rockwell" and the unaudited pro forma condensed combined financial information and accompanying notes of Boeing set forth under "Description of Boeing -- Unaudited Pro Forma Condensed Combined Statement of Financial Position of Boeing" and "-- Unaudited Pro Forma Condensed Combined Statements of Net Earnings of Boeing".

                                                                    TWELVE MONTHS      NINE MONTHS
                                                                        ENDED             ENDED
                                                                    SEPTEMBER 30,       JUNE 30,
                                                                         1995             1996
                                                                    --------------     -----------
HISTORICAL PER COMPANY SHARE(1)
Income From Continuing Operations:
     New Rockwell.................................................      $ 2.27           $  2.23
     A&D Business.................................................         .98               .68
                                                                        ------            ------
          Total...................................................      $ 3.25           $  2.91
                                                                        ======            ======
Dividends.........................................................      $ 1.08           $   .87
                                                                        ======            ======
Book Value at Period End:
     New Rockwell.................................................                       $ 25.16
     A&D Business.................................................                         (5.97)
                                                                                          ------
          Total...................................................                       $ 19.19
                                                                                          ======
HISTORICAL PER SHARE OF BOEING COMMON STOCK(2)
Historical Income.................................................      $  .97           $  2.33
Pro Forma Income(3)...............................................        1.07              2.35
Dividends.........................................................        1.00               .78
Historical Book Value At Period End...............................                         29.95
Pro Forma Book Value At Period End................................                         31.60
PRO FORMA EQUIVALENT PER COMPANY SHARE
Income From Continuing Operations:
     Boeing pro forma income per pro forma equivalent Company
      Share(3)....................................................      $  .05           $   .10
     New Rockwell(4)..............................................        2.39              2.28
                                                                        ------            ------
          Total...................................................      $ 2.44           $  2.38
                                                                        ======            ======
Dividends:
     Boeing dividends per pro forma equivalent Company Share......      $  .04           $   .03
     New Rockwell.................................................        1.08               .87
                                                                        ------            ------
          Total...................................................      $ 1.12           $   .90
                                                                        ======            ======
Book Value at Period End:
     Boeing pro forma book value per pro forma equivalent
       Company Share..............................................                       $  1.33
     New Rockwell.................................................                         25.02
                                                                                          ------
          Total...................................................                       $ 26.35
                                                                                          ======

---------------
(1) Based on weighted average number of Company Shares and equivalents outstanding during the periods. The A&D Business per share amounts do not necessarily reflect the results of operations that would actually have been obtained had the A&D Business been an independent public company.

(2) Based on weighted average number of Boeing shares outstanding during the periods.

(3) Combined historical earnings of Boeing and the A&D Business, decreased by pro forma adjustments of $173 million and $125 million for the twelve months ended September 30, 1995 and the nine months ended June 30, 1996, respectively.

(4) Pro forma per equivalent Company Share amounts for New Rockwell were calculated based on the Company Shares and equivalents outstanding during the periods as used in the calculation for (1) above.

                              THE SPECIAL MEETING

GENERAL

     This Proxy Statement-Prospectus is being furnished to holders of shares of Company Common Stock and Company Class A Common Stock in connection with the solicitation of proxies from the Company's shareowners by the Company's Board of Directors for use at the Special Meeting. At the Special Meeting, the Company's shareowners will be asked to consider and vote upon the Contribution Proposal and the Merger Proposal and to transact such other business as may properly come before the Special Meeting.

     Each Proposal will be voted upon separately by the shareowners of the Company; however, the Company will not proceed with any of the Transactions described in this Proxy Statement-Prospectus unless both the Contribution Proposal and the Merger Proposal are approved by the Company's shareowners.

     If the Proposals are approved and the other conditions to the consummation of the Contribution, the Distribution and the Merger are satisfied or waived, the following additional actions will be taken in connection therewith:

          (i) the Conversion, effective immediately after the Distribution and immediately prior to the Effective Time of the Merger;

          (ii) the election by the Company, as the sole shareowner of New Rockwell prior to the Distribution, of the directors of New Rockwell, who are expected to be the same as the current directors of the Company;

          (iii) the assumption and adoption by New Rockwell of the Company Stock Incentive Plans and certain other employee benefit plans, including the ICP and the Senior Executive Plan (see "Description of the New Rockwell Business and New Rockwell -- Stock Incentive Plans of the Company and New Rockwell", "-- Incentive Compensation Plan" and "-- Annual Incentive Compensation Plan for Senior Executive Officers");

          (iv) the conversion, with certain adjustments, of all outstanding options to acquire Company Common Stock or Company Class A Common Stock issued under the Company Stock Incentive Plans assumed and adopted by New Rockwell into options to acquire shares of New Rockwell Common Stock and New Rockwell Class A Common Stock pursuant to the antidilution provisions under the Company Stock Incentive Plans in order to provide equivalent value to each optionholder (see "Description of the New Rockwell Business and New Rockwell -- Stock Incentive Plans of the Company and New Rockwell -- New Rockwell Stock Incentive Plans; Treatment of Outstanding Stock Options"); and

          (v) as part of the Contribution, the assumption by New Rockwell and the Operating Subsidiaries of the Assumed Liabilities, which generally include all the debts, liabilities and other obligations of the Company other than (A) liabilities relating primarily to or arising primarily from the A&D Business (with certain exceptions described below under "Pre-Merger Transactions -- Contribution and Distribution -- Terms of the Distribution Agreement -- The Contribution"), (B) liabilities relating to certain pension obligations and (C) liabilities relating to the Retained Company Debt.

     Each copy of this Proxy Statement-Prospectus is accompanied by a form of proxy or direction card for use in connection with the Special Meeting. PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY OR DIRECTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

RECORD DATE; VOTING SECURITIES

     The Board of Directors of the Company has fixed the close of business on October 14, 1996 as the Record Date for the determination of shareowners entitled to notice of and to vote at the Special Meeting. Only holders of record of shares of Company Common Stock and Company Class A Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. On the Record Date, 190,756,213 shares of Company Common Stock were outstanding, held by approximately 61,413 holders of record, and 27,867,120 shares of Company Class A Common Stock were outstanding, held by approximately 45,160 holders of record. Each holder of record of Company Common Stock on the Record Date is entitled to one vote per share and each holder of record of Company Class A Common Stock on the Record Date is entitled to ten votes per share. The outstanding shares of Company Common Stock and Company Class A Common Stock represented 40.64% and 59.36%, respectively, of the voting power of all voting securities of the Company outstanding on the Record Date.

REQUIRED VOTE

     Approval of each Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Company Common Stock and Company Class A Common Stock, voting together as a single class.

     As of September 30, 1996, the Company's directors and executive officers owned an aggregate of 2,468,194 shares of Company Common Stock and 226,479 shares of Company Class A Common Stock entitled to vote at the Special Meeting. All of the Company's directors and executive officers have advised the Company that they intend to vote such Company Shares in favor of the Proposals.

PROXIES; QUORUM

     The Company's shareowners of record on the Record Date are entitled to cast their votes, in person or by properly executed proxy, at the Special Meeting. All shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not properly revoked will be voted at the Special Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted "for" approval of the Proposals. Under the DGCL, the Company Certificate and the Company By-Laws, the aggregate number of votes entitled to be cast by holders of the outstanding Company Shares, voting together as a single class, will be counted for purposes of determining the minimum number of affirmative votes required for approval of the Proposals and the total number of votes cast "for" each Proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast. The Company Shares of a shareowner who abstains from voting or whose shares are not voted by reason of a broker non-vote (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by a proxy. An abstention from voting or a broker non-vote on a Proposal by a Company shareowner present in person or represented by proxy at the meeting has the same legal effect as a vote "against" the Proposal. As of the date hereof, the Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Special Meeting of Shareowners attached to this Proxy Statement-Prospectus, that will come before the Special Meeting. If the Company proposes to adjourn the Special Meeting, the persons named in the enclosed proxy card will vote all shares for which they have voting authority (other than those that have been voted against either Proposal) in favor of such adjournment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Special Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Special Meeting, or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy).

     The Company has arranged for its shareowners to submit completed proxies or revocations of proxies by facsimile transmission. Any shareowner who wishes to submit or revoke his or her proxy by facsimile should send a completed copy of the proxy or revocation by facsimile to the Company, c/o ChaseMellon Shareholder Services, L.L.C., at (201) 296-4389.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Company Shares is necessary to constitute a quorum at the Special Meeting. If a quorum is not present at the time the Special Meeting is convened, a majority in interest of the Company's shareowners present in person or by proxy and entitled to vote may adjourn the Special Meeting.

EXPENSES OF SOLICITATION

     Proxies are being solicited by and on behalf of the Board of Directors of the Company. All expenses of this solicitation will be borne by New Rockwell, unless paid by the Company prior to the Effective Time. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram, telecopy or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Company Common Stock and Company Class A Common Stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, Georgeson & Company, Inc. has been engaged to solicit proxies on behalf of the Company for a fee of $10,000 plus reasonable out-of-pocket expenses.

OWNERSHIP OF COMPANY COMMON STOCK AND COMPANY CLASS A COMMON STOCK

     With the exception of Wells Fargo Bank, N.A., as trustee under the Rockwell International Corporation Savings Plan (the "Company Savings Plan"), which held 20.0% of the outstanding shares of Company Common Stock and 32.9% of the outstanding shares of Company Class A Common Stock, representing 27.7% of the outstanding voting power of all voting securities of the Company, there are no persons known to the Company to be "beneficial owners" (as that term is defined in the rules of the Commission) of more than 5% of any class of the Company's voting securities outstanding at October 14, 1996. Company Shares held in the Company Savings Plan accounts are voted by Wells Fargo Bank, N.A., as trustee, in accordance with written instructions from participants on matters presented at meetings of shareowners. Shares allocated to Company Savings Plan accounts with respect to which no participant directions are received are voted by the trustee as it deems proper.

     For a description of the beneficial ownership of Company Shares by directors and certain executive officers of the Company, see "Description of the New Rockwell Business and New Rockwell -- Ownership of Capital Stock".

              CERTAIN CONSIDERATIONS RELATING TO THE TRANSACTIONS

BACKGROUND OF THE TRANSACTIONS

     The Company regularly considers the acquisition or development of new businesses and reviews the prospects of its existing businesses. As part of that process, the Company has reviewed the A&D Business as well as its other businesses. In November 1995, the Company retained Morgan Stanley to act as its financial advisor in connection with exploring various alternatives involving the A&D Business. At a special meeting of the Board of Directors of the Company held on February 6, 1996 attended by representatives of Morgan Stanley, the Board of Directors considered and discussed various strategic alternatives involving the A&D Business. The Board of Directors concluded that shareowner value would be maximized by a tax-free transaction structure involving a spin-off of the New Rockwell Business to the Company's existing shareowners and a merger of the A&D Business with a strategic acquiror. In view of the transaction structure and the nature of the A&D Business, the group of potential acquirors contacted was limited to existing members of the aerospace and defense industry with the technological capabilities, government contract experience, financial resources and stature that would enable them to conclude a transaction successfully. Working with Morgan Stanley, the Company prepared a Confidential Information Memorandum containing a description of the A&D Business and the proposed transaction structure, which was provided to three potential strategic acquirors identified by the Company and Morgan Stanley and to another potential acquiror that had made an unsolicited inquiry, in each case following execution of a confidentiality agreement. In addition to the proposal from Boeing described below, the Company received a proposal from a party that made an unsolicited inquiry, which the Company rejected. The Company viewed the latter proposal as financially inferior to the Boeing proposal because it contemplated less aggregate consideration, with a smaller proportion of assumed debt and a greater proportion of acquiror stock. The Company also believed that it was unlikely, based on the size and financial resources of such party, that such party could successfully complete a transaction based on the Company's proposed transaction structure.

     On February 22, 1996, Donald R. Beall, Chairman of the Board and Chief Executive Officer of the Company, telephoned Frank A. Shrontz, then Chairman of the Board and Chief Executive Officer of Boeing, stating that the Company was considering strategic alternatives for the A&D Business. Mr. Beall further stated that the Company had retained Morgan Stanley as its financial advisor, had a specific transaction structure in mind and had prepared materials on the A&D Business for a limited number of potential acquirors. Mr. Shrontz stated that Boeing would be interested in receiving the Company's materials.

     On February 26, 1996, the Company and Boeing executed a confidentiality agreement and the Company sent to Boeing a Confidential Information Memorandum. Thereafter, the Company responded to a preliminary list of due diligence questions of Boeing. On March 15, 1996, Boeing submitted a written indication of interest with respect to a possible acquisition of the A&D Business, including a value range.

     Between March 15 and June 1, 1996, Boeing conducted a due diligence review of the A&D Business and representatives of the Company and Boeing and their respective legal and financial advisors had several meetings and conversations on various issues relating to the A&D Business. On April 5, 1996, teams of Company and Boeing representatives led by John A. McLuckey, Senior Vice President and President and Chief Operating Officer -- Aerospace and Defense of the Company, and C.G. King, Senior Vice President of Boeing and President of Boeing Defense & Space Group, and their respective financial advisors attended an all-day management presentation by the Company in respect of the A&D Business in Irvine, California. On April 12, 1996, the Company provided Boeing with drafts of a proposed Merger Agreement and related reorganization agreements. On May 3, 1996, William J. Calise, Jr., Senior Vice President, General Counsel and Secretary of the Company, Theodore J. Collins, Vice President and General Counsel of Boeing, and counsel for the Company and Boeing met in New York City to discuss issues relating to the proposed transaction structure and certain provisions of the draft agreements. On May 31, 1996, the Boeing Board of Directors reviewed the proposed transaction structure, the due diligence process, the potential impact of the proposed transaction on the operations and financial condition of Boeing and certain other elements related to the proposed transaction and approved the making of an acquisition proposal.

     On June 2, 1996, Boeing submitted a written proposal with respect to the acquisition of the A&D Business, including proposed changes to the Company's draft Merger Agreement and related reorganization agreements. On June 3, 1996, the Company rejected Boeing's proposal. On June 11, 1996, Mr. Shrontz telephoned Mr. Beall, indicating Boeing's continued interest in acquiring the A&D Business. Mr. Beall and Mr. Shrontz agreed that a meeting between W. Michael Barnes, Senior Vice President, Finance and Planning and Chief Financial Officer of the Company, and Boyd E. Givan, Senior Vice President and Chief Financial Officer of Boeing, to review the respective positions of the Company and Boeing concerning a possible transaction would be desirable. Such meeting was held in Los Angeles on June 17, 1996. Thereafter, on June 19, 1996, Boeing submitted a revised written proposal to the Company.

     On July 8, 1996, Messrs. Barnes and Calise met with Messrs. Givan and Collins in Seattle, Washington, at which meeting the Company responded to the major terms of Boeing's revised proposal. Messrs. Barnes, Calise, Givan and Collins met again on July 16, 1996 at the Company's Seal Beach, California headquarters. At that meeting Boeing presented a further revised proposal of major terms, negotiations ensued, and the Company suggested further modifications to the Boeing proposal. On July 19, 1996, Mr. Beall met with Philip M. Condit, Boeing's new Chief Executive Officer, at Boeing's offices in Seattle. At that meeting Messrs. Beall and Condit reached agreement on the remaining principal terms of a transaction, subject to the negotiation and execution of definitive agreements and obtaining approvals of their respective Boards of Directors.

     Thereafter, the Company and Boeing and their respective legal counsel negotiated the terms of the Merger Agreement and related reorganization agreements. The negotiations culminated in agreement on forms of such agreements on July 31, 1996. On the same day, the Boards of Directors of the Company and Boeing, at their respective special meetings, each approved the forms of the Merger Agreement and related reorganization agreements. Thereafter, the Merger Agreement was executed and the transaction was publicly announced prior to the opening of the financial markets in New York on August 1, 1996.

COMPANY REASONS FOR THE TRANSACTIONS; RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS

     The Board of Directors of the Company has unanimously approved the Transactions and believes that the Transactions are in the best interests of the Company and its shareowners. The Board of Directors recommends that the Company's shareowners vote FOR the Proposals.

     The Board of Directors, in reaching its decision, considered a number of factors, including, without limitation, the following:

          (i) the Company's strategic focus on the historically higher growth commercial and international businesses constituting the New Rockwell Business;

          (ii) the Board's belief that the A&D Business, while a strong stand-alone business in the areas it serves, would potentially be disadvantaged if it did not participate through acquisitions in the consolidation occurring in the aerospace and defense industry, a direction that would be incompatible with the Company's strategic thrust;

          (iii) the Transactions would combine the A&D Business with the defense and space business of Boeing, a consolidation that the Board believes would achieve the dual benefits of creating a stronger competitor in the consolidating aerospace and defense industry and of enabling the Company's shareowners, employees and customers to share in the benefits of Boeing as a fully integrated aerospace company designing, producing and supporting commercial airplanes, defense systems, and defense and civil space systems;

          (iv) the Board's belief that the Transactions would provide the Company and its shareowners the highest value reasonably obtainable for their interest in the A&D Business, which belief was based on a number of factors, including those listed herein and the responses received from the potential strategic acquirors that had been contacted as well as unsolicited inquiries;

          (v) the Merger would leave New Rockwell virtually free from debt, so that New Rockwell would have the ability to raise a substantial amount of cash through borrowings for investment in the New Rockwell Business or in other businesses;

          (vi) the Transactions would be tax-free to the Company's shareowners (except for cash in lieu of fractional shares) and generally would be tax-free to the Company and New Rockwell;

          (vii) the terms and conditions of the Merger Agreement, the Distribution Agreement and the related agreements, including the right of the Company to terminate the Merger Agreement in connection with a Superior Acquisition Proposal upon payment of a Termination Fee and certain Expenses (as such terms are defined below) (see "The Merger -- Terms of the Merger Agreement -- Conduct of Business Prior to Effective Time; Certain
     Covenants -- Acquisition Proposals; Board Recommendation" and "-- Expenses; Termination Fee"); and

          (viii) the presentation of Morgan Stanley and the fairness opinions of Morgan Stanley and Dillon Read delivered to the Board of Directors.

     The foregoing discussion of the information and factors considered and given weight by the Board of Directors of the Company is not intended to be exhaustive but includes all material factors considered by the Board of Directors. In reaching the determination to approve and recommend the Transactions, the Board of Directors did not assign any relative or specific weight to any of the foregoing factors in particular.

OPINIONS OF FINANCIAL ADVISORS TO THE COMPANY

  MORGAN STANLEY & CO. INCORPORATED

     In November 1995, the Company retained Morgan Stanley to act as its financial advisor in connection with exploring various alternatives involving the A&D Business.

     At the July 31, 1996 meeting of the Company's Board of Directors, Morgan Stanley rendered its oral opinion that, as of such date and based upon and subject to the various considerations set forth in its opinion, the consideration to be received by the holders of Company Shares in the Distribution and the Merger, taken as a whole, is fair from a financial point of view to such holders. Morgan Stanley subsequently delivered to the Company's Board of Directors a written opinion dated July 31, 1996 confirming its oral opinion.

     THE FULL TEXT OF THE WRITTEN OPINION OF MORGAN STANLEY DATED JULY 31, 1996, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED, AND LIMITATIONS ON THE SCOPE OF REVIEW BY MORGAN STANLEY IN RENDERING ITS OPINION, IS ATTACHED AS APPENDIX I TO THIS PROXY STATEMENT-PROSPECTUS. MORGAN STANLEY'S OPINION IS DIRECTED TO THE BOARD OF DIRECTORS OF THE COMPANY AND THE FAIRNESS OF THE CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF COMPANY SHARES FROM A FINANCIAL POINT OF VIEW AND IT DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER OR THE DISTRIBUTION NOR DOES IT CONSTITUTE A RECOMMENDATION AS TO HOW THE COMPANY'S SHAREOWNERS SHOULD VOTE AT THE SPECIAL MEETING. THE SUMMARY OF THE OPINION OF MORGAN STANLEY SET FORTH IN THIS PROXY STATEMENT-PROSPECTUS IS QUALIFIED BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. THE COMPANY'S SHAREOWNERS ARE URGED TO READ MORGAN STANLEY'S OPINION IN ITS ENTIRETY.

     In rendering its opinion, Morgan Stanley, among other things: (i) analyzed certain publicly available financial statements and other information regarding the Company and Boeing, respectively; (ii) analyzed certain internal financial statements and other financial and operating data concerning the Company prepared by management of the Company; (iii) analyzed certain financial projections prepared by management of the Company; (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company; (v) discussed the past and current operations and financial condition and the prospects of Boeing with senior management of Boeing; (vi) reviewed and analyzed the pro forma financial effect of the Distribution and the Merger on the Company and Boeing; (vii) reviewed the reported prices and trading activity for Company Common Stock and Boeing Common Stock; (viii) compared the financial performance of the Company and Boeing and the prices and trading activity of Company Common Stock and Boeing Common Stock with that of certain other comparable publicly-traded companies and their securities; (ix) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions; (x) participated in discussions and negotiations among representatives of the Company, Boeing and their financial and legal advisors; (xi) participated in discussions with and responded to inquiries from certain third parties concerning a possible transaction involving the A&D Business; (xii) reviewed the Merger Agreement, the Distribution Agreement and certain related documents; and (xiii) performed such other analyses and considered such other factors as Morgan Stanley in its sole judgment deemed appropriate.

     In rendering its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by Morgan Stanley for purposes of its opinion. Morgan Stanley assumed that the financial projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company, the A&D Business and New Rockwell. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of the Company or Boeing, nor was it furnished with any such appraisals. Morgan Stanley's opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to it as of, the date thereof. In addition, Morgan Stanley assumed that the Transactions will be consummated in accordance with the terms set forth in the Reorganization Agreements (as defined below), including, among other things, that the Transactions will be treated as a tax-free reorganization pursuant to the Code. Morgan Stanley did not express any opinion as to the price at which New Rockwell Common Stock will actually trade following consummation of the Transactions.

     As part of its assignment, Morgan Stanley assisted the Company in the structuring and execution of a focused and discrete process during which a select group of potential strategic acquirors were contacted and given the opportunity to make a thorough evaluation of the A&D Business in preparation for the submission of a proposal to acquire the A&D Business. Morgan Stanley reviewed with management of the Company the responses received from potential acquirors that had been contacted as well as unsolicited inquiries.

     The following is a brief summary of certain analyses performed by Morgan Stanley in connection with the preparation of its opinion and reviewed with the Company's Board of Directors as part of its oral presentation to the Board of Directors on July 31, 1996:

     Company Common Stock Performance. Morgan Stanley's analysis of the Company Common Stock performance consisted of an historical analysis of closing prices and trading volumes from January 1, 1992 to July 26, 1996 and compared such performance to that of the S&P 500 Index and a group consisting of the following aerospace and defense companies from January 1, 1996 to July 26, 1996: Lockheed Martin Corporation, McDonnell Douglas Corporation and Northrup Grumman Corporation (the "Defense Comparables"). During this period, based on closing prices on the NYSE, Company Common Stock achieved a high of $62.625 and a low of $22.25. Company Common Stock closed at a price of $52.00 on July 26, 1996. Morgan Stanley observed that over the period from January 1, 1996 to July 26, 1996, Company Common Stock underperformed the S&P 500 Index and the Defense Comparables index.

     Boeing Common Stock Performance. Morgan Stanley's analysis of Boeing Common Stock performance consisted of an historical analysis of closing prices and trading volumes from January 1, 1992 to July 26, 1996. During this period, Morgan Stanley observed that based on closing prices on the NYSE, Boeing Common Stock achieved a high of $92.00 and a low of $33.625, and performed at least as well as the Dow Jones Industrial Average Stock Index over the same time period. Boeing Common Stock closed at a price of $88.375 on July 26, 1996.

     Comparable Company Analysis. Comparable company analysis examines a company's trading performance relative to a group of publicly traded peers. Morgan Stanley evaluated the A&D Business based upon the trading performance of three groups of companies in the defense electronics, rocket and space and platform sectors (the "A&D Business Comparable Companies"). Companies in the defense electronics group included: Litton Industries, Inc., Lockheed Martin Corporation and Tracor, Inc. Companies in the rocket and space group included:
Thiokol Corporation, Alliant Techsystems Inc. and Orbital Sciences Corporation. Companies in the platform group included: Northrop Grumman Corporation, Lockheed Martin Corporation, General Dynamics Corporation and McDonnell Douglas Corporation. Morgan Stanley also analyzed the trading performance of Boeing and a group of companies in the platform sector (the "Boeing Comparable

Companies"). Companies in the Boeing Comparable Companies group included:
Lockheed Martin Corporation, McDonnell Douglas Corporation and Northrop Grumman Corporation. The A&D Business Comparable Companies and the Boeing Comparable Companies (collectively, the "Comparable Companies") were selected based on general business, operating and financial characteristics representative of companies in industries in which the A&D Business and Boeing operate, respectively. Historical financial information used in connection with the ratios provided below with respect to the Comparable Companies was as of the date of the most recent financial statements publicly available for each company. Market information used in calculating the ratios below is as of July 26, 1996 with respect to the Comparable Companies.

     Morgan Stanley assessed the relative performance and value for the A&D Business by analyzing certain market trading statistics of the A&D Business Comparable Companies and applying these statistics to the financial performance of the A&D Business. Among the market trading information considered in the analysis was asset value to revenues and asset value to earnings before interest, taxes, depreciation and amortization ("EBITDA"), actual and estimated for twelve months trailing and calendar year 1996, respectively. For the purposes of its analyses, Morgan Stanley excluded net pension income from the earnings of the A&D Business. Morgan Stanley focused on the implied trading ratios of companies including General Dynamics Corporation ("GD"), Lockheed Martin Corporation ("LMT"), McDonnell Douglas Corporation ("MD"), Northrop Grumman Corporation ("NOC") and Thiokol Corporation ("TKC") to value the A&D Business on a trading basis. The ratio of asset value to 1996 estimated calendar year revenues for GD, LMT, MD, NOC and TKC was 0.88x, 1.09x, 0.87x, 0.92x and 0.84x, respectively. The ratio of asset value to 1996 estimated calendar year EBITDA for GD, LMT, MD, NOC and TKC was 7.6x, 7.3x, 7.6x, 6.7x and 5.9x, respectively.

     Using the financial information and forecasts provided by management of the Company and the A&D Business, Morgan Stanley derived an implied asset value range for the A&D Business upon application of the financial multiples from the A&D Business Comparable Companies. This analysis indicated that the implied asset value of the A&D Business ranged from $2.7 billion to $3.2 billion.

     No company utilized as a comparison in the comparable companies analysis is identical to the A&D Business. In evaluating the Comparable Companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the A&D Business, such as the impact of competition on the A&D Business and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the A&D Business or the industry or in the financial markets in general.

     Comparable Transaction Analysis. Using publicly available information, Morgan Stanley performed an analysis of selected transactions (collectively, the "A&D Business Comparable Transactions") involving certain platform (collectively, the "Platform Comparable Transactions") and defense electronics (collectively, the "Defense Electronics Comparable Transactions") companies. Morgan Stanley compared certain financial and market statistics, including multiples of asset value to twelve months trailing revenue and EBITDA for the A&D Business Comparable Transactions. The Platform Comparable Transactions comparison included the following transaction (acquiree/acquiror): Grumman Corporation/Northrop Corporation. The Defense Electronics Comparable Transactions comparison included the following transactions (acquiree/acquiror):
Loral Corporation/Lockheed Martin Corporation, Westinghouse Electric Corporation/Northrop Grumman Corporation, E-Systems, Inc./Raytheon Company and Carlyle Group (Magnavox Electronic Systems Company)/General Motors Corporation (Hughes Aircraft Company). For the A&D Business Comparable Transactions the analysis showed a range of twelve months trailing multiples of 0.7x to 1.5x revenues and 7.3x to 10.2x EBITDA.

     Using the financial information and forecasts provided by management of the Company and the A&D Business, Morgan Stanley derived an implied asset value range for the A&D Business upon application of the financial multiples from the A&D Business Comparable Transactions. This analysis indicated that the implied asset value of the A&D Business ranged from $2.9 billion to $3.5 billion.

     No transaction utilized as a comparison in the comparable transaction analysis is identical to the Merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the A&D Business, such as the impact of competition on the A&D Business and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the A&D Business or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data.

     Discounted Cash Flow Analysis. Morgan Stanley conducted a discounted cash flow analysis of the A&D Business for the fiscal years ended 1996 through 2000 to estimate the present value of the stand-alone unlevered free cash flows that the A&D Business is expected to generate if the A&D Business performs in accordance with scenarios based upon certain financial forecasts. The discounted cash flow analysis for the A&D Business was based upon certain discussions with management of the Company and the A&D Business as well as upon certain financial forecasts prepared by management of the Company and the A&D Business. Unlevered free cash flows of the A&D Business were calculated as net income plus depreciation and amortization plus deferred taxes plus minority interest plus other noncash expenses plus after-tax net interest expense less capital expenditures less investment in working capital. Morgan Stanley calculated terminal values for the A&D Business by applying a range of multiples of EBITDA ("Terminal EBITDA Multiple Methodology") to the EBITDA in fiscal 2000 from 6.0x to 7.0x representing estimated trading ranges of long-term EBITDA multiples. The unlevered free cash flow streams and terminal values were then discounted to the present using a range of discount rates from 10.0% to 12.0%. The discount rate ranges were selected based upon a weighted average cost of capital analysis of the A&D Business. Using the financial information and forecasts provided by management of the Company and the A&D Business, Morgan Stanley derived an implied asset value range for the A&D Business. This analysis indicated that the implied asset value of the A&D Business ranged from $2.7 billion to $3.3 billion. Morgan Stanley also derived an implied asset value range for the A&D Business based on less favorable assumptions as to future revenue growth and margin potential than those used in the Company's projections (the "Sensitivity Case"). The Terminal EBITDA Multiple Methodology and discount rates were held constant in the Sensitivity Case. The Sensitivity Case indicated that the implied asset value of the A&D Business ranged from $2.5 billion to $3.0 billion.

     Pro Forma Analysis of the Merger on New Rockwell. Morgan Stanley analyzed the pro forma impact of the Merger on New Rockwell's earnings per share for the fiscal years ended 1996 through 2000. Such analysis was based on earnings estimates provided by management of the Company and the A&D Business for status quo Company and pro forma New Rockwell and by Institutional Brokers Estimate System ("IBES") for status quo Company for the fiscal years ended 1996 through 2000. Morgan Stanley observed that if the Merger were effected, the reduction in New Rockwell earnings would have a dilutive effect on pro forma earnings in 1996 and 1997 versus Company estimates of status quo Company earnings per share and versus IBES estimates of status quo Company earnings per share, a result that would be expected by the market in a transaction of this nature. The analysis was developed for informational purposes and was not a material factor in the preparation of Morgan Stanley's fairness opinion. Morgan Stanley also observed that the removal of the A&D Business from the Company's mix of businesses would change the group of companies most directly comparable with pro forma New Rockwell. Morgan Stanley analyzed the potential trading performance of New Rockwell based on comparable companies (collectively, the "New Rockwell Comparable Companies"), including: AlliedSignal Inc., Emerson Electric Co., General Electric Company, Hewlett-Packard Company, Honeywell Inc. and United Technologies Corporation. Based on the New Rockwell Comparable Companies, this analysis indicated that the Company would be valued by the market on an equity value to forward earnings basis.

     Pro Forma Analysis of the Merger on Boeing. Morgan Stanley analyzed the pro forma impact of the Merger on Boeing's earnings per share for the fiscal years ended 1996 through 2000. Such analysis was based on earnings estimates provided by management of the Company and the A&D Business for the A&D Business for the fiscal years ended 1996 through 2000 and by IBES for Boeing for the fiscal years ended 1996 and 1997, and on growth at the expected 5-year earnings per share growth rate provided by IBES, for the remaining years through 2000. Morgan Stanley observed that if the Merger were treated as a purchase for accounting purposes, goodwill were amortized over 30 years on a straight-line basis and no synergies were assumed, the contribution of the A&D Business earnings, net of the effect on Boeing earnings per share of the issuance of

Boeing Common Stock in the Merger and the assumption of the A&D Business debt, would have an accretive effect on pro forma earnings per share to Boeing of approximately 5.5% in fiscal year 1996 and 4.1% in fiscal year 1997. This would likely have a positive effect on the value of the Boeing Common Stock to be received by the Company's shareowners in the Merger.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any particular analysis or factor considered by it. Furthermore, selecting any portions of Morgan Stanley's analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Morgan Stanley may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting for any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of the A&D Business.

     In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or Boeing. The analyses performed by Morgan Stanley are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as a part of Morgan Stanley's fairness opinion and were provided to the Company's Board of Directors in connection with the delivery of Morgan Stanley's written opinion. The analyses do not purport to be appraisals or to reflect the prices at which the A&D Business might actually be sold. Because such estimates are inherently subject to uncertainty, none of the A&D Business, the Company, Boeing, Morgan Stanley or any other person assumes responsibility for their accuracy. In addition, as described above, Morgan Stanley's opinion and presentation to the Company's Board of Directors was one of many factors taken into consideration by the Company's Board of Directors in making its determination to approve the Merger Agreement and the Transactions. Consequently, the Morgan Stanley analyses described above should not be viewed as determinative of the opinion of the Board of Directors of the Company with respect to the value of the Company or the A&D Business.

     The Company's Board of Directors retained Morgan Stanley based upon its experience and expertise. Morgan Stanley is a nationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the past, Morgan Stanley and its affiliates have provided financial advisory and financing services for the Company and Boeing and have received fees for the rendering of such services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, financing and financial advisory services. From time to time, Morgan Stanley has provided and continues to provide investment banking and financial advisory services to the Company as underwriters and financial advisors. In the ordinary course of Morgan Stanley's trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions and may trade or otherwise effect transactions, for their own accounts or for the account of customers, in debt or equity securities or senior loans of the Company, New Rockwell or Boeing.

     Pursuant to an engagement letter between the Company and Morgan Stanley, the Company retained Morgan Stanley as financial advisor in connection with a potential transaction involving the A&D Business. The Company agreed to pay Morgan Stanley an advisory fee or a transaction fee based upon whether an acquisition is consummated. The advisory fee, payable if no acquisition is consummated, is expected to be between $300,000 and $600,000. If a transaction involving the A&D Business is concluded, Morgan Stanley will be entitled to receive a transaction fee against which any advisory fee will be credited. If the Merger is consummated, Morgan Stanley's transaction fee will be approximately $12 million.

     The Company has also agreed to reimburse Morgan Stanley for its out-of-pocket expenses, including the reasonable fees of its outside legal counsel engaged with the Company's consent. The Company has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees, and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities, including liabilities under the Federal securities laws.

  DILLON, READ & CO. INC.

     In January 1996, the Board of Directors of the Company retained Dillon Read to advise it as to the fairness, from a financial point of view, to the shareowners of the Company of the consideration to be received in a potential transaction involving the A&D Business.

     On July 31, 1996, Dillon Read rendered its oral opinion, which was confirmed by its written opinion dated July 31, 1996, to the Company's Board of Directors to the effect that, based upon and subject to certain matters stated therein, as of the date of such opinion, the consideration to be received by the shareowners of the Company in the Distribution and the Merger is fair to such shareowners from a financial point of view.

     THE FULL TEXT OF DILLON READ'S OPINION DATED JULY 31, 1996, WHICH SETS FORTH A DESCRIPTION OF THE ASSUMPTIONS MADE, GENERAL PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED HERETO AS APPENDIX II. DILLON READ'S OPINION IS DIRECTED ONLY TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE CONSIDERATION TO BE RECEIVED BY THE SHAREOWNERS OF THE COMPANY IN THE DISTRIBUTION AND THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF COMPANY SHARES AS TO HOW SUCH SHAREOWNER SHOULD VOTE WITH RESPECT TO THE TRANSACTIONS. HOLDERS OF COMPANY SHARES ARE URGED TO READ THE OPINION CAREFULLY IN ITS ENTIRETY, ESPECIALLY WITH REGARD TO THE ASSUMPTIONS MADE AND MATTERS CONSIDERED BY DILLON READ. THE SUMMARY OF THE OPINION SET FORTH IN THIS PROXY STATEMENT-PROSPECTUS IS QUALIFIED BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In arriving at its opinion, Dillon Read reviewed, analyzed and considered such financial and other factors as it deemed appropriate under the circumstances including, among other things: (i) certain publicly available business and historical financial information relating to the Company and Boeing, (ii) certain financial information and other data provided to Dillon Read by the Company that is not publicly available relating to the business and prospects of the A&D Business, including financial projections for the A&D Business prepared by managements of the A&D Business and the Company, (iii) discussions with members of senior managements of the A&D Business, the Company and Boeing, (iv) publicly available financial and stock market data with respect to certain other companies in lines of business Dillon Read believes to be generally comparable to those of the A&D Business, (v) the historical market prices and trading volumes of Boeing Common Stock, (vi) a comparison of the financial terms of the Merger with the financial terms of certain other transactions which Dillon Read believes to be generally comparable to the Merger, (vii) the Merger Agreement and related agreements in the form provided to Dillon Read, and (viii) such other financial studies, analyses and investigations, and such other information as Dillon Read deemed necessary or appropriate, but none of which Dillon Read believes was, individually, material. Dillon Read's opinion was necessarily based on economic, monetary and market conditions existing on the date thereof, and the fact that the Distribution will be on a pro rata basis to the shareowners of the Company.

     In connection with its review, Dillon Read did not assume any responsibility for independent verification of any of the foregoing information and, with the consent of the Company, relied on such information as being complete and accurate in all material respects. In addition, Dillon Read did not make any evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the A&D Business, the Company or Boeing, nor was Dillon Read furnished with any such evaluation or appraisal. With respect to the financial projections of the A&D Business referred to above, Dillon Read assumed, with the Company's consent, that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of managements of the Company and the A&D Business as to the future financial performance of the A&D Business. Dillon Read also assumed that the Distribution and the Merger would be treated as tax-free to both the Company and the shareowners of the Company. In addition, although Dillon Read evaluated the consideration to be received by the shareowners of the Company in the Distribution and the Merger from a financial point of view, Dillon Read was not asked to and did not recommend the specific consideration to be received in the Distribution and the Merger. No limits were placed on Dillon Read with respect to the investigations made or procedures followed by Dillon Read in rendering its opinion.

     In arriving at its opinion, Dillon Read did not assign any particular weight to any analysis or factor considered by it, but rather made qualitative judgments based on its experience in rendering such opinions and on then existing economic, monetary and market conditions as to the significance and relevance of each analysis and factor. Accordingly, Dillon Read believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and its opinion. In its analyses, Dillon Read made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the A&D Business, the Company or Boeing. Any estimates contained in Dillon Read's analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of a business or securities do not purport to be appraisals or to reflect the actual prices at which businesses or securities might be sold.

     The following paragraphs summarize the material quantitative analyses performed by Dillon Read in arriving at the opinion dated July 31, 1996 delivered to the Company's Board of Directors.

     Summary of Recent Acquisition Transactions. Using publicly available information, Dillon Read reviewed the purchase prices and multiples paid in selected mergers and acquisitions involving defense companies which Dillon Read deemed relevant in evaluating the Merger. Dillon Read reviewed the acquisition of Sperry Marine Inc. by Litton Industries, Inc.; the acquisition of Loral Corporation by Lockheed Martin Corporation; the acquisition of Westinghouse Electric Corporation's Electronic Systems Group by Northrop Grumman Corporation; the acquisition of Magnavox Electronic Systems Company by Hughes Aircraft Company; the acquisition of E-Systems, Inc. by Raytheon Company; the acquisition of Unisys Corporation's Defense Businesses by Loral Corporation; the acquisition of Lockheed Corporation by Martin Marietta Corporation; the acquisition of Grumman Corporation by Northrop Corporation; the acquisition of IBM Federal Systems by Loral Corporation; the acquisition of the General Dynamics Corporation's Tactical Aircraft Division by Lockheed Corporation; the acquisition of General Electric Company's Aerospace Business by Martin Marietta Corporation; the acquisition of LTV Corporation's Missile Division by Loral Corporation; the acquisition of LTV Corporation's Aircraft Division by Vought Aircraft Company; and the acquisition of General Dynamics Corporation's Missile Business by Hughes Aircraft Company.

     Multiples of unlevered value of the transactions (consideration offered for the equity plus the book value of debt less the cash and cash equivalents) to the sales of the acquired businesses for the 12 months preceding the acquisition announcement averaged 0.7x and ranged from 0.2x to 1.4x. The multiples of EBITDA for the 12 months preceding the acquisition announcement averaged 6.0x and ranged from 2.9x to 10.1x. The multiples of earnings before interest and taxes ("EBIT") for the 12 months preceding the acquisition announcement averaged 8.8x and ranged from 5.2x to 13.3x. The multiples of latest net assets averaged 2.8x and ranged from 1.3x to 4.6x. Dillon Read noted that, based on the closing price of Boeing Common Stock on July 30, 1996, the Merger consideration represented 0.9x sales, 7.9x EBITDA, 10.9x EBIT and 3.9x net assets, in each case, above the average of the transactions considered but within the range. For the purposes of its analyses, Dillon Read excluded net pension income from the earnings of the A&D Business.

     Analysis of Selected Publicly Traded Comparable Companies in the Defense Industry. Using publicly available information, Dillon Read reviewed the stock prices and market multiples of common stocks of the following companies in the defense industry: General Dynamics Corporation; Litton Industries, Inc.; Lockheed Martin Corporation; McDonnell Douglas Corporation; Northrop Grumman Corporation; Raytheon Company; and Tracor, Inc. Dillon Read believes these companies are engaged in lines of business that are generally comparable to those of the A&D Business. Dillon Read determined the equity market value and derived a "firm value" (defined as equity market value adjusted by adding total debt and subtracting cash and cash equivalents) for each of these comparable companies. Dillon Read calculated a range of such firm values as a multiple of the latest 12 months sales, EBITDA and EBIT, and latest net assets. Firm value as a multiple of the latest 12 months sales averaged 0.9x and ranged from 0.6x to 1.2x for these comparable companies. Firm value as a multiple of the latest 12 months EBITDA averaged 7.2x and ranged from 6.1x to 8.4x. Firm value as a multiple of the latest 12 months EBIT averaged 9.9x and ranged from 8.4x to 12.4x. Firm value as a multiple of the latest net assets averaged 2.1x and ranged from 1.3x to 4.2x. Dillon Read noted that, based on the closing price of Boeing Common Stock on July 30, 1996, the Merger consideration was 0.9x sales, 7.9x EBITDA, 10.9x EBIT and 3.9x net assets, within the range for these comparable companies for sales, EBITDA, EBIT and net assets. Dillon Read also determined the equity market value of the comparable companies as a multiple of 1996 net income as estimated by IBES. For 1996 estimated net income, the multiples averaged 13.6x and ranged from 12.3x to 15.1x. Dillon Read noted that, based on the closing price of Boeing Common Stock on July 30, 1996, the Merger consideration was 15.9x 1996 estimated net income, above the range for the comparable companies. Dillon Read estimated the 1996 net income for the A&D Business based on the financial projections of the A&D Business prepared by managements of the A&D Business and the Company.

     No company, transaction or business used in the analyses described under "Summary of Recent Acquisition Transactions" and "Analysis of Selected Publicly Traded Comparable Companies in the Defense Industry" above is identical to the A&D Business or the Merger. Accordingly, an analysis of the results thereof necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the transaction or the public trading or other values of the company or companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable acquisition or company data.

     Discounted Cash Flow Analysis for the A&D Business. Dillon Read performed a discounted cash flow analysis of the A&D Business using two different versions of underlying operating projections, each of which was based upon the forecasts prepared by managements of the Company and the A&D Business. The second version differed from the first in that it assumed no increase in the projected rate of growth or in the projected EBIT margins above the levels projected by managements of the Company and the A&D Business for 1997. Utilizing these two versions of projections for the A&D Business, Dillon Read calculated the theoretical unlevered discounted present value for the A&D Business by adding together the present value of (i) the projected stream of unlevered free cash flow through the year 2000 and (ii) the projected value of the A&D Business at the end of the year 2000 (the "Terminal Value"). The Terminal Value was calculated based on perpetuity growth rates of cash flow ranging from 2.0% to 3.0%. The after-tax discount rates utilized in the discounted cash flow analyses ranged from 10.5% to 11.5%.

     The theoretical value of the A&D Business based on the first version of projections produced a range of value per Company Share of $0.24 to $2.47; such theoretical valuation based on the second version of projections produced a range of value per Company Share of ($1.82) to ($0.29). Dillon Read noted that, based on the closing price of Boeing Common Stock on July 30, 1996, the Merger consideration was above the range of the theoretical value based on both versions of projections.

     Historical Trading Analysis. Dillon Read reviewed the recent stock market performance of Boeing Common Stock. During the period from July 31, 1991 through July 30, 1996, Boeing Common Stock achieved a high of $92.00 and a low of $33.625, based on the daily closing prices on the NYSE. During this period, Boeing Common Stock outperformed the Standard & Poor's 500 Composite Stock Index and the Dow Jones Industrial Average Stock Index.

     Dillon Read is an internationally recognized investment banking firm which, as a part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Company's Board of Directors selected Dillon Read on the basis of the firm's expertise and independence. Dillon Read has provided and continues to provide investment banking services to the Company. In the ordinary course of its business, Dillon Read trades securities of the Company and Boeing for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     Pursuant to an engagement letter between the Company and Dillon Read, the Company has agreed to pay Dillon Read a fee of $3 million upon consummation of the Distribution and the Merger. The Company has also agreed to reimburse Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws.

THE BOEING COMPANY'S REASONS FOR THE MERGER

     The Boeing Board of Directors believes that the A&D Business represents a good strategic fit with the Boeing Defense & Space Group ("D&SG"). D&SG has concentrated its efforts in selected segments of the defense and space markets, particularly air vehicles, space systems and informational battle management systems. Acquisition of the A&D Business will complement existing D&SG efforts and will also provide sufficient capability either by itself or in combination with D&SG for Boeing to be competitive in additional market segments.

     The addition of the A&D Business will add appreciably to the business base of D&SG. The size of the combined operations will allow sufficient annual expenditures to compete more effectively for the new business opportunities that arise each year. Also, the combined capital and other budgets will add greater flexibility in pursuing business opportunities. The additional business base will also position Boeing to provide a better balance between its commercial and defense and space segments.

CERTAIN CONSIDERATIONS RELATED TO THE NEW ROCKWELL SHARES

  ABSENCE OF TRADING MARKET; MARKET PRICES

     Prior to the consummation of the Transactions, there will not have been any trading market for the New Rockwell Common Stock and there can be no assurance as to the prices at which trading in the New Rockwell Common Stock will occur after the completion of the Transactions. Until the New Rockwell Common Stock is fully distributed and an orderly market develops, the trading price may be volatile. Prices for shares of New Rockwell Common Stock will be determined in the marketplace and may be influenced by many factors, including the operating performance of New Rockwell, the depth and liquidity of the market for New Rockwell Common Stock, investor perception of New Rockwell and general economic and market conditions. The shares of New Rockwell Common Stock have been approved for listing on the NYSE upon official notice of issuance. Application also has been or will be made to list the shares of New Rockwell Common Stock on the Pacific Stock Exchange and the London Stock Exchange. New Rockwell Class A Common Stock will not be traded, will be subject to restrictions on transfer and will not be listed on any securities exchange. New Rockwell Class A Common Stock will be convertible into New Rockwell Common Stock at the holder's option or upon transfer to a non-permitted transferee.

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Consummation of the Transactions is conditioned on the receipt of opinions of counsel that (i) the Contribution and the Distribution qualify as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" under Section 368(a)(1)(D) of the Code and (ii) the Merger qualifies as a "reorganization" under Section 368(a)(1)(B) of the Code. An opinion of counsel is not binding on the Internal Revenue Service ("IRS") or the courts. See "Certain Federal Income Tax Considerations". If the Contribution and the Distribution or the Merger fail to qualify under those sections of the Code, the Company would recognize gain equal to the excess of the fair market value of the New Rockwell Common Stock and New Rockwell Class A Common Stock distributed to its shareowners over the Company's basis in the assets transferred to New Rockwell in the Contribution, and each Company shareowner who received shares of New Rockwell Common Stock or New Rockwell Class A Common Stock would be generally treated as if such shareowner had received a taxable distribution in an amount equal to the fair market value of New Rockwell Common Stock or New Rockwell Class A Common Stock received. If the Merger fails to qualify as a "reorganization", each Company shareowner who receives shares of Boeing Common Stock would recognize gain or loss equal to the difference between the fair market value of the Boeing Common Stock received and such shareowner's basis in the shares of Company Common Stock (after giving effect to the Conversion) surrendered. A further condition to the consummation of the Transactions is that there must not have occurred any Adverse Tax Development that may or will result in the imposition of a material amount of Federal income tax to the Company, New Rockwell or any of their respective subsidiaries or shareowners in respect of the Contribution, the Distribution or the Merger. See "The Merger -- Terms of the Merger Agreement -- Conditions". There can be no assurance that there will not occur any Adverse Tax Development or, if an Adverse Tax Development were to occur, that the Company would not exercise its rights in such event to terminate the Merger Agreement.

  ANTITAKEOVER EFFECT OF CERTAIN PROVISIONS OF THE NEW ROCKWELL CERTIFICATE AND NEW ROCKWELL BY-LAWS

     The New Rockwell Certificate and the New Rockwell By-Laws will include certain provisions that might discourage certain types of transactions involving a change of control of New Rockwell, make difficult an acquisition of control of New Rockwell in a transaction not approved by New Rockwell's Board of Directors or have other potential antitakeover effects. Certain of these provisions are currently contained in the Company Certificate and Company By-Laws such as (i) the disparate voting rights of New Rockwell Common Stock and New Rockwell Class A Common Stock (which will automatically expire on February 23, 1997 pursuant to the provisions of the New Rockwell Certificate), (ii) the ability of New Rockwell's Board of Directors to issue shares of preferred stock in one or more series without further authorization of New Rockwell's shareowners, (iii) a fair price provision and (iv) a prohibition on shareowner action by written consent. Certain other provisions not contained in the Company Certificate or the Company By-Laws include (i) requiring shareowners to provide advance notice of any shareowner nominations of directors or any proposal of new business to be considered at any meeting of shareowners, (ii) requiring a supermajority vote to remove a director for cause or to amend or repeal certain provisions of the New Rockwell Certificate or the New Rockwell By-Laws, and (iii) eliminating the right of shareowners to call a special meeting of shareowners. Principally in order to provide greater continuity for New Rockwell's Board of Directors to carry out the strategic plans underlying the Transactions, the New Rockwell Certificate and the New Rockwell By-Laws provide for the division of the New Rockwell Board of Directors into three classes to be elected on a staggered basis, one class each year. In addition, New Rockwell intends, in connection with the Distribution, to adopt a shareowner rights plan that will provide shareowners of New Rockwell with certain rights that would substantially increase the cost of acquiring New Rockwell in a transaction not approved by New Rockwell's Board of Directors. These provisions are intended to help ensure that New Rockwell's Board of Directors, if confronted with an unsolicited proposal from a third party to acquire control of New Rockwell, will have sufficient time to review the proposal, to develop, if deemed appropriate, alternatives to the proposal and to act in what the Board of Directors believes to be the best interests of New Rockwell and its shareowners. In the event of a proposed acquisition of New Rockwell, the Board of Directors of the Company believes that the interests of New Rockwell shareowners will be best served by a transaction that results from negotiations with New Rockwell's management and Board of Directors based upon careful consideration of the proposed terms, such as the price to be paid to shareowners, the form of consideration paid and the tax effects of the transaction. See "Description of New Rockwell Capital Stock".

                            PRE-MERGER TRANSACTIONS

     This section of the Proxy Statement-Prospectus describes certain aspects of the proposed Contribution and Distribution. To the extent that they relate to the Distribution Agreement, the following descriptions do not purport to be complete and are qualified by reference to the Distribution Agreement, which is attached as Annex A to the Merger Agreement attached as Appendix III to this Proxy Statement-Prospectus and which is incorporated herein by reference.

CONTRIBUTION AND DISTRIBUTION

     New Rockwell, which is a wholly-owned subsidiary of the Company, was recently organized for purposes of the Transactions. Until shortly before the Merger, New Rockwell will own no material assets and will not conduct any business activities other than in connection with the Transactions. Consummation of the Contribution and the Distribution is a condition to the Merger. The Company will not proceed with any of the Transactions described herein unless both the Contribution Proposal and the Merger Proposal are approved by the Company's shareowners.

  TERMS OF THE DISTRIBUTION AGREEMENT

     The Contribution. The Distribution Agreement provides that effective as of the effective time of the Contribution (the "Time of Contribution") (which will be immediately prior to the Distribution), the Company will contribute to New Rockwell or to one of the Operating Subsidiaries all the Company's right, title and interest in and to any and all assets of the Company, other than certain specifically identified assets which will be retained by the Company. Also effective as of the Time of Contribution, New Rockwell and/or one of the Operating Subsidiaries will assume all liabilities of the Company, other than certain specifically identified liabilities which will be retained by the Company. The purpose and effect of the Contribution is to facilitate the Merger by separating the New Rockwell Business from the A&D Business and to transfer the assets and liabilities of the New Rockwell Business to New Rockwell. Accordingly, the A&D Business and the Retained Liabilities will constitute all the businesses, assets and liabilities of the Company at the time of the Merger.

     The assets retained by the Company will consist principally of the assets that are used primarily in or held primarily for use in or otherwise necessary for the operation, as presently conducted, of the A&D Business (with certain additions and exclusions as described below) (the "Retained Assets"). The Retained Assets also include: (i) the assets that are used primarily in or held primarily for use in or otherwise necessary for the operation, as presently conducted, of the Company's Seal Beach, California world headquarters, the Company's Systems Development Center, the Company's Information Systems Center and the Company's Government Affairs, Marketing and International Offices and certain related international and field offices (the "Additional Retained Facilities") (other than miscellaneous furnishings, artwork, computers and other equipment and personal property used by Company employees who will become New Rockwell employees following the Time of Contribution), (ii) one helicopter and one corporate jet aircraft and (iii) all assets reflected on the statement of assets and liabilities of the A&D Business as of June 30, 1996 included elsewhere herein, as such assets may have been added to, sold in the ordinary course of business or otherwise changed since such date. Also included in the Retained Assets are: (i) all issued and outstanding shares of capital stock of certain aerospace and defense related subsidiaries of the Company (the "Retained Subsidiaries"); (ii) all rights in and use of the names "Autonetics", "North American Aviation" and "Rocketdyne" and all derivatives thereof; (iii) all rights of the Company under the Reorganization Agreements, except as otherwise specifically provided therein and except that certain of the Company's rights under the Merger Agreement will not constitute Retained Assets; and (iv) the Environmental Coverage Claims (as defined below).

     The Distribution Agreement specifically excludes from the Retained Assets:
(i) cash or cash equivalents (other than certain amounts identified in the Distribution Agreement to be retained by the Company and cash in an amount equal to the excess, if any, of (A) the sum of (1) $4.5 million and (2) all accrued and unpaid interest on the Retained Company Debt to the Closing Date other than accretion on commercial paper to the extent such accretion is included in Retained Company Debt (the "Accrued Interest") over (B) the excess, if any, of $2.165 billion over the aggregate principal amount of the Retained Company Debt at the Effective Time (the "Paydown Amount")), (ii) the Contributed A&D Assets (as defined below) and (iii) the assets associated with certain headquarters and other corporate functions.

     The liabilities that will be retained by the Company pursuant to the Distribution Agreement (the "Retained Liabilities") consist of: (i) all liabilities (other than the Assumed Liabilities) relating primarily to or arising primarily from the A&D Business; (ii) Retained Company Debt, which consists of: (A) Old Company Notes in the aggregate principal amount of $1.6 billion, as the same may be amended pursuant to the Consent Solicitation; (B) commercial paper or other short-term borrowings in the aggregate principal amount of $565 million (with respect to commercial paper issued at a discount, the accreted value at the Closing Date will be deemed to be the principal amount thereof), less the aggregate principal amount of any outstanding Rockwell Australia Debt (as defined below), or any indebtedness issued in replacement thereof or in exchange therefor; and (C) bank borrowings of Rockwell Australia Limited in an aggregate principal amount of not more than the equivalent of U.S. $30 million (the "Rockwell Australia Debt"), in each case, together with the Accrued Interest; (iii) all liabilities associated with the current and former operations of the Additional Retained Facilities; and (iv) all liabilities that are contemplated by the Reorganization Agreements (other than the Merger Agreement) as liabilities to be retained by the Company or any of the Retained Subsidiaries (collectively, the "Company Group"), and any agreements, obligations and liabilities of the Company Group under the Reorganization Agreements (other than the Merger Agreement), except as otherwise specifically provided therein and except for obligations which are required or contemplated to be performed prior to the Effective Time. The liabilities to be retained by the Company Group include liabilities related to certain pension obligations of the Company. See "Effect on Employment and Employee Benefits -- Employee Benefits -- Qualified Retirement Plans".

     In order to create a holding company structure for New Rockwell, the Distribution Agreement provides that the assets of the Company contributed to New Rockwell that are used primarily in or held primarily for use in the A-B Business (the term used in the Distribution Agreement for the Company's Automation Business), the Collins Business, the Semiconductor Systems Business, the LVS Business and the HVS Business (as such terms are defined in the Distribution Agreement) will be contributed to A-B, Collins, RSS, LVS and HVS, respectively. As part of the Contribution, (i) the Company will contribute to New Rockwell the capital stock of the Operating Subsidiaries and the Operating Subsidiaries will become wholly-owned subsidiaries of New Rockwell, (ii) Reliance, a wholly-owned subsidiary of the Company, will become a wholly-owned subsidiary of A-B and (iii) Brooktree will become a wholly-owned subsidiary of RSS.

     In addition, the Distribution Agreement provides that the Company's properties at El Segundo, California, Lakewood, California, and Building 37 at Canoga Park, California (collectively, the "Contributed A&D Assets") will be contributed to A-B, if not previously sold, and the following assets will be contributed to New Rockwell or to one of the Operating Subsidiaries or as New Rockwell shall otherwise direct: (i) the Company's Science Center; (ii) all issued and outstanding shares of Atomics International, Inc., Narland Corporation and Rockwell Aerospace & Electronics, Inc.; (iii) the Health Care Claims (as defined below); (iv) all cash and cash equivalents of the Company and its subsidiaries (other than certain amounts identified in the Distribution Agreement to be retained by the Company); and (v) certain of the Company's rights under the Merger Agreement. The assets of the Company to be contributed to New Rockwell or to the Operating Subsidiaries are referred to herein as the "Contributed Assets".

     The Distribution Agreement further provides that the liabilities of the Company to be assumed by New Rockwell and one of the Operating Subsidiaries (the "Assumed Liabilities") include the following: (i) all liabilities relating primarily to or arising primarily from the Automation Business, the Collins Business, the Semiconductor Systems Business, the LVS Business and the HVS Business; (ii) all liabilities (including without limitation indemnification obligations) relating primarily to or arising primarily from (A) the reports, registration statements and other documents filed by the Company with the Commission prior to the Time of Contribution and (B) any breach or alleged breach by any director of the Company of his or her fiduciary duties to the Company and its shareowners occurring at or prior to the Time of Contribution, in each case referred to in the foregoing clauses (A) and (B) notwithstanding the fact that such liabilities may relate primarily to or arise primarily from the A&D Business or the Additional Retained Facilities, but excluding any matter for which the Company would be required to provide indemnification pursuant to certain provisions of the Post-Closing Covenants Agreement to be entered into among the Company, Boeing, Merger Sub and New Rockwell (the "Post-Closing Covenants Agreement"); (iii) all liabilities relating primarily to or arising primarily from any divested business of the A&D Business; (iv) all liabilities relating primarily to or arising primarily from Atomics International, Inc., Narland Corporation and Rockwell Aerospace & Electronics, Inc.; (v) all liabilities relating to the Contributed A&D Assets; (vi) all liabilities in respect of indebtedness for borrowed money (including any guarantees of the Company and any of its subsidiaries in respect of indebtedness for borrowed money of any third party) other than the Retained Company Debt; (vii) all liabilities of the Company or any of its subsidiaries (including certain environmental liabilities) arising out of or relating to (A) the Rocky Flats Plant, Golden, Colorado, (B) the Hanford Nuclear Reservation, Hanford, Washington, (C) the INEL complex in Idaho, (D) the Company's or any of its subsidiaries' decontamination and decommissioning work at various atomic or nuclear facilities throughout the United States (excluding Santa Susana and Canoga Park, California), (E) the Company's work relating to Interatom (Internationale Atomreaktorbau GmbH) and (F) any products manufactured or any services provided by the Company or any of its subsidiaries which involved radioactive, fissionable or fusionable materials or any waste products or by-products thereof (other than activities of the Company and its subsidiaries at Santa Susana and Canoga Park, California) (the "Special Liabilities"); and
(viii) all liabilities that are contemplated by the Reorganization Agreements as liabilities to be assumed by any member of the New Rockwell Group (as defined below), including any other liabilities that do not constitute Retained Liabilities, and any agreements, obligations and liabilities of the New Rockwell Group under the Merger Agreement, the Distribution Agreement, the Post-Closing Covenants Agreement and the Tax Allocation Agreement to be entered into among the Company, New Rockwell and Boeing (the "Tax Allocation Agreement" and together with the Merger Agreement, the Distribution Agreement and the Post-Closing Covenants Agreement, the "Reorganization Agreements").

     Recapitalization Of New Rockwell. The Distribution Agreement provides that immediately prior to the time as of which the Distribution is effective (the "Time of Distribution"), the Company will cause New Rockwell to amend its certificate of incorporation to, among other things, (i) increase the authorized number of shares of capital stock of New Rockwell to 1,125,000,000 shares, consisting of 25,000,000 shares of Preferred Stock, without par value, 1,000,000,000 shares of New Rockwell Common Stock and 100,000,000 shares of New Rockwell Class A Common Stock, and (ii) exchange all the issued and outstanding shares of New Rockwell stock owned by the Company for a total number of shares of New Rockwell Common Stock and New Rockwell Class A Common Stock equal to the total number of shares of Company Common Stock and Company Class A Common Stock, respectively (other than Company Common Stock and Company Class A Common Stock held in the treasury of the Company), outstanding as of the Distribution Record Date.

     The Distribution. The Distribution Agreement provides that the Distribution will be effected by the delivery to each holder of record of Company Common Stock and Company Class A Common Stock as of the Distribution Record Date, of certificates representing one share of New Rockwell Common Stock for each share of Company Common Stock and one share of New Rockwell Class A Common Stock for each share of Company Class A Common Stock held by such holder.

     The Board of Directors of the Company will formally declare the Distribution and authorize the Company to make it immediately prior to the Effective Time, subject to the satisfaction or waiver of the conditions to the Distribution, by delivery of certificates for New Rockwell Common Stock and New Rockwell Class A Common Stock to the Paying Agent for delivery to the holders entitled thereto. The Distribution will be deemed to be effective upon notification by the Company to the Paying Agent that the Distribution has been declared and that the Paying Agent is authorized to proceed with the distribution of New Rockwell Common Stock and New Rockwell Class A Common Stock. Following the Effective Time, the Paying Agent will deliver certificates for shares of New Rockwell Common Stock and New Rockwell Class A Common Stock to the holders of record of Company Common Stock and Company Class A Common Stock on the Distribution Record Date without any further action by such holders.

     Cross-License of Intellectual Property. The Distribution Agreement provides that, effective as of the Time of Distribution, each of the Company and New Rockwell will grant to the other and its subsidiaries a non-exclusive license for all intellectual property rights which it owns or has a right to license immediately after the Time of Contribution, and which are used in the conduct of the licensee's business (whether or not such rights are also used in the conduct of the licensor's business) at the Time of Contribution, to make, have made, use, import, sell or otherwise dispose of products, or to practice any process in connection therewith.

     Use of Names, Trademarks, etc. Pursuant to the Distribution Agreement, from and after the Effective Time, New Rockwell will have all rights in and, except for certain limited rights of use granted to the Company Group, use of the names "Rockwell", "Rockwell International" and "Collins" and all derivatives thereof and the Company will have all rights in and, except for certain limited rights of use granted to New Rockwell and its subsidiaries (the "New Rockwell Group"), use of the names "Autonetics", "North American Aviation" and "Rocketdyne" and all derivatives thereof. The Company will change the names of its subsidiaries or other persons under its control to eliminate therefrom the names "Rockwell", "Rockwell International" and "Collins" and all derivatives thereof, and New Rockwell will change the names of its subsidiaries or other persons under its control to eliminate therefrom the names "Autonetics", "North American Aviation" and "Rocketdyne" and all derivatives thereof.

     Mutual Release, etc. The Distribution Agreement provides that, effective as of the Time of Distribution and except as otherwise specifically set forth in the Reorganization Agreements or the Transition Agreement (as defined below), each of New Rockwell, on the one hand, and the Company, on the other hand, on its own behalf and on behalf of each of its respective subsidiaries, releases and forever discharges the other and its subsidiaries, and its and their respective officers, directors, agents, affiliates, record and beneficial security holders (including, without limitation, trustees and beneficiaries of trusts holding such securities), advisors and representatives (in their respective capacities as such) and their respective heirs, executors, administrators, successors and assigns, of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, claims and liabilities whatsoever of every name and nature, both in law and in equity, which the releasing party has or ever had, which arise out of or relate to events, circumstances or actions taken by such other party occurring or failing to occur or any conditions existing on or prior to the Time of Distribution; provided, however, that the foregoing general release will not apply to certain liabilities set forth in the Distribution Agreement, including
(i) any liabilities (including liabilities with respect to indemnification) under the Transition Agreement or assumed, transferred, assigned, allocated or arising under any of the Reorganization Agreements and shall not affect any party's right to enforce the Reorganization Agreements in accordance with their terms, and (ii) certain liabilities for the sale, lease, construction or receipt of goods, property or services purchased, obtained or used in the ordinary course of its business by a member of either the Company Group or the New Rockwell Group (each, a "Group") from a member of the other Group.

     Conditions to the Distribution. The obligations of the Company to consummate the Distribution are subject to the fulfillment of each of the following conditions: (i) consummation of the Contribution; (ii) consummation of the recapitalization of New Rockwell; (iii) each condition to the closing of the Merger Agreement, other than (A) the condition as to the consummation of the Contribution and the Distribution and (B) the condition to Boeing's obligations as to the satisfaction of conditions in the Distribution Agreement, shall have been fulfilled or waived; (iv) the Company's Board of Directors shall be reasonably satisfied that, after giving effect to the Contribution, (A) the Company will not be insolvent and will not have unreasonably small capital with which to engage in its businesses and (B) the Company's surplus would be sufficient to permit, without violation of Section 170 of the DGCL, the Distribution; and (v) Boeing, the Company and New Rockwell shall each have received advance agreements or approvals of the PBGC, DOD and DOE concerning certain employee benefit and indemnification matters.

     Under applicable law, the Contribution and the Distribution would constitute a "fraudulent transfer" if (i) the Company is insolvent at the Time of Contribution or the Time of Distribution, (ii) the Contribution or the Distribution would render the Company insolvent, (iii) the Contribution or the Distribution would leave the Company engaged in a business or transaction for which its remaining assets constituted unreasonably small capital or (iv) the Company intended to incur or believed it would incur debts beyond its ability to pay as such debts mature. Generally, an entity is considered insolvent if it is unable to pay its debts as they come due or if the fair value of its assets is less than the amount of its actual and expected liabilities. In addition, under
Section 170 of the DGCL (which is applicable to the Distribution), a corporation generally may make distributions to its stockholders only out of its surplus (net assets minus statutory capital) and not out of statutory capital.

     Pursuant to the Distribution Agreement, it is a condition to the Company's obligation to effect the Distribution that the Company's Board of Directors be reasonably satisfied that, after giving effect to the

Contribution, (i) the Company will not be insolvent and will not have unreasonably small capital with which to engage in its businesses and (ii) the Company's surplus would be sufficient to permit, without violation of Section 170 of the DGCL, the Distribution. The Company currently believes that such condition will be satisfied.

     If a court in a lawsuit by an unpaid creditor or representative of creditors, such as a trustee in bankruptcy, were to find that, at the time the Company effects the Contribution and the Distribution, the Company (i) was insolvent, (ii) was rendered insolvent by reason of such transaction, (iii) was engaged in a business or transaction for which the Company's remaining assets constituted unreasonably small capital or (iv) intended to incur or believed it would incur debts beyond its ability to pay as such debts matured, such court could void the Contribution and the Distribution as a fraudulent conveyance and require that the Company's shareowners return the New Rockwell Shares to the Company or to a fund for the benefit of the Company's creditors.

     Amendment. The Distribution Agreement provides that the parties thereto may modify or amend the Distribution Agreement only by written agreement executed and delivered by duly authorized officers of the respective parties. The Merger Agreement provides that prior to the Effective Time, the Company will not waive or amend the terms of the Distribution Agreement without the consent of Boeing.

CONSENT SOLICITATION

     Pursuant to the Merger Agreement, the obligation of each of the Company, Boeing and Merger Sub to consummate the Merger is conditioned upon consummation of the Consent Solicitation. The Company and Boeing have agreed to use their reasonable best efforts to consummate on or prior to date of the Special Meeting the Consent Solicitation and pursuant thereto to obtain consents to the Proposed Amendments from the holders of the Old Company Notes.

     In order for the Consent Solicitation to be consummated and the Proposed Amendments to be approved, the Company and Boeing must obtain validly delivered and unrevoked consents from holders of a majority in principal amount of each Series.

     The Proposed Amendments would effect amendments to the Indenture pursuant to which the Old Company Notes have been issued (i) to delete or amend certain covenants in the Indenture to provide that the Contribution and the Distribution will not require New Rockwell to assume the Company's obligations under the Old Company Notes or the Indenture, (ii) to replace certain covenants in the Indenture with comparable covenants of Boeing to be included in the Boeing Debt Guaranty and (iii) to amend certain additional terms and covenants in the Indenture to conform them to the comparable terms and covenants contained in the Boeing Indenture.

     In connection with the Proposed Amendments, Boeing has agreed to provide to holders of Old Company Notes the Boeing Debt Guaranty.

     As of October 29, 1996, $1.6 billion aggregate principal amount of the Old Company Notes was outstanding in six Series with maturities ranging from 1998 to 2005. See Note 7 to the consolidated financial statements of the A&D Business included elsewhere herein. Pursuant to the Merger Agreement, Boeing will manage and control all aspects of the Consent Solicitation and will be solely responsible for the payment of all fees and expenses, including any consent solicitation fees, in connection with the Consent Solicitation. Boeing will keep the Company apprised on a regular basis of all significant developments relating to the Consent Solicitation and will consult with the Company prior to taking any significant actions or making any significant decisions in connection therewith. If the conditions to the Consent Solicitation and the other conditions to the Transactions are satisfied, the Proposed Amendments will become effective substantially simultaneously with the Contribution.

     This Proxy Statement-Prospectus does not constitute a solicitation of consents to the Proposed Amendments or an offer of the Boeing Debt Guaranty, which will be made only by means of a consent solicitation statement to be mailed to the holders of the Old Company Notes and a registration statement and related prospectus filed by Boeing with the Commission, respectively.

                                   THE MERGER

     This section of the Proxy Statement-Prospectus describes certain aspects of the proposed Merger. To the extent that it relates to the Merger Agreement, the following description does not purport to be complete and is qualified by reference to the Merger Agreement, which is attached as Appendix III to this Proxy Statement-Prospectus and is incorporated herein by reference.

TERMS OF THE MERGER AGREEMENT

  PRE-MERGER TRANSACTIONS

     The Merger Agreement provides that prior to the Effective Time, (i) the Company will (A) enter into and cause New Rockwell and the Operating Subsidiaries to enter into the Distribution Agreement, the Post-Closing Covenants Agreement and the Tax Allocation Agreement and (B) effect the Contribution, the Distribution and the Conversion, (ii) the Company and Boeing will use their reasonable best efforts to consummate the Consent Solicitation and (iii) Boeing will enter into the Post-Closing Covenants Agreement and the Tax Allocation Agreement and Merger Sub will enter into the Post-Closing Covenants Agreement.

  THE MERGER

     At the Effective Time, the Company and Boeing will consummate the Merger whereby Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will thereupon cease. The Company will be the Surviving Corporation in the Merger, will be a wholly-owned subsidiary of Boeing and will continue to be governed by the laws of the State of Delaware. The Merger Agreement provides that the Company Certificate and the Company By-Laws in effect at the Effective Time will continue as the certificate of incorporation and the by-laws of the Surviving Corporation, except that the name of the Surviving Corporation will be changed to "Boeing North American, Inc."

     Pursuant to the Merger Agreement, at the Effective Time each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (after giving effect to the Conversion) (other than shares to be canceled as described below) will be converted at the Effective Time into the right to receive that number (the "Per Share Merger Consideration") of duly authorized, validly issued, fully paid and nonassessable shares of Boeing Common Stock equal to the quotient, rounded to the nearest thousandth, or if there shall not be a nearest thousandth, the next higher thousandth, of (x) the quotient of (A) $859,832,000 divided by (B) the number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (after giving effect to the Conversion) (other than shares to be canceled as described below), divided by (y) the Market Price of Boeing Common Stock on the date of the Special Meeting. The "Market Price" of Boeing Common Stock on any date means the average of the daily closing prices per share of Boeing Common Stock as reported on the NYSE Composite Transactions reporting system (as published in The Wall Street Journal or, if not published therein, in another authoritative source) for the 20 consecutive full NYSE trading days (the "Averaging Period") immediately preceding the second full trading day prior to such date; provided that if the Board of Directors of Boeing declares a dividend on the outstanding shares of Boeing Common Stock with an ex-dividend date (based on "regular way" trading on the NYSE of shares of Boeing Common Stock) that occurs during the Averaging Period, then for purposes of computing the Market Price, appropriate adjustments will be made.

     In the event that the Market Price of Boeing Common Stock on the date of the Special Meeting is less than the Minimum Price or greater than the Maximum Price, then solely for the purposes of calculating the Per Share Merger Consideration, the Market Price of Boeing Common Stock on the date of the Special Meeting will be deemed to be the Minimum Price or the Maximum Price, as the case may be. If prior to the Effective Time, (i) the Board of Directors of Boeing declares a stock split, stock combination, stock dividend or other non-cash distribution or extraordinary cash dividend on the outstanding shares of Boeing Common Stock, or (ii) Boeing issues or sells shares of Boeing Common Stock or rights, options or warrants for, or securities convertible or exchangeable into or exercisable for, shares of Boeing Common Stock, which would have a dilutive effect on the shares of Boeing Common Stock to be issued in the Merger (other than pursuant to any bona fide underwritten public offering or a Rule 144A offering and other than pursuant to any existing employee benefit plan or arrangement (including any stock option plan of Boeing)), then the Minimum Price, the Maximum Price and the Market Price will be appropriately adjusted to reflect such split, combination, distribution, dividend, issuance or sale.

     In the Merger, at the Effective Time each share of Company Common Stock issued and outstanding immediately prior to the Effective Time and owned by the Company or Boeing or any of their wholly-owned subsidiaries (excluding shares held by employee benefit plans of the Company, Boeing or any of their subsidiaries) or held in the treasury of the Company will be canceled and retired without payment of any consideration therefor and will thereafter cease to exist. The Merger Agreement also provides that each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one fully paid and nonassessable share of Common Stock, par value $1.00 per share, of the Surviving Corporation.

     No fractional shares of Boeing Common Stock will be issued in the Merger. Instead, the Merger Agreement provides that each holder of Company Common Stock who would otherwise have been entitled to receive a fraction of a share of Boeing Common Stock will be entitled to receive, in lieu thereof, cash (without interest) in an amount equal to the fraction of a share to which such holder would otherwise have been entitled, multiplied by the Market Price of Boeing Common Stock on the date of the Special Meeting, without giving effect to the Maximum Price or the Minimum Price, less the amount of any withholding taxes which may be required thereon. The Merger Agreement provides that for purposes of paying such cash in lieu of fractional shares, all certificates formerly representing Company Shares ("Old Certificates") surrendered for exchange by a holder on the same letter of transmittal will be aggregated, and no such holder will receive cash in lieu of fractional shares in an amount equal to or greater than the value of one full share of Boeing Common Stock with respect to all such Old Certificates surrendered.

     The following table sets forth the aggregate number of shares of Boeing Common Stock that may be issuable in the Merger and the Exchange Ratio if the Market Price of Boeing Common Stock is at or above the Maximum Price, at or below the Minimum Price and at a median price per share of Boeing Common Stock of $87.325, based on the number of Company Shares issued and outstanding on October 14, 1996.

                      AGGREGATE NUMBER OF
 MARKET PRICE OF       SHARES OF BOEING
  BOEING COMMON          COMMON STOCK
      STOCK           ISSUABLE IN MERGER      EXCHANGE RATIO
------------------    -------------------     --------------
$100.42 or above           8,562,358                .039
$ 87.325                   9,846,344                .045
$ 74.23 or below          11,583,349                .053

     Based on the closing price per share of Boeing Common Stock on the NYSE Composite Transactions reporting system on October 28, 1996 of $93.625 and the number of Company Shares issued and outstanding on October 14, 1996, the Exchange Ratio would be approximately .042.

     Shareowners of the Company may call toll free 1-800-204-7800 at any time on or after November 29, 1996 to obtain the Market Price of Boeing Common Stock as of the date of the Special Meeting and the Exchange Ratio. The foregoing information may also be obtained at the Company's World Wide Web site at http://www.rockwell.com and a press release announcing the Market Price of Boeing Common Stock and the Exchange Ratio also will be issued by the Company on or about November 29, 1996.

  EFFECTIVE TIME; CLOSING

     The Merger will become effective, and the Effective Time will occur, on the date and at the time that a certificate of merger (a "Certificate of Merger") is filed with the Secretary of State of the State of Delaware, or at such later date and time as the parties may agree and as may be specified in the Certificate of Merger. The Merger Agreement provides that the closing of the Merger (the "Closing") will take place on the first business day on which all the conditions specified therein are fulfilled or waived or on such other date as the Company and Boeing may agree. The date upon which the Closing will occur is herein called the "Closing Date". The Company and Boeing expect that the Closing will occur shortly after the Special Meeting.

  CONDUCT OF BUSINESS PRIOR TO EFFECTIVE TIME; CERTAIN COVENANTS

     Operational Covenants. The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, except as required or otherwise expressly contemplated by the Reorganization Agreements or to the extent that Boeing otherwise consents in writing, the Company will, and will cause each of its subsidiaries to, conduct the A&D Business in the ordinary course, consistent with past practice (including, without limitation, by not taking any actions out of the ordinary course to generate cash, such as delaying payables or accelerating receivables) and the Company will use commercially reasonable efforts to keep available the services of key employees engaged primarily in the A&D Business and to preserve the relationships with key customers, suppliers and others having business dealings with the A&D Business.

     The Merger Agreement further provides that from the date of the Merger Agreement until the Effective Time:

          (i) neither the Company nor any of the Retained Subsidiaries will (A) except as expressly contemplated by the Reorganization Agreements, issue, transfer, sell or dispose of, or authorize or agree to the issuance, transfer, sale or disposition by the Company (with respect to the A&D Business) or any of the Retained Subsidiaries (collectively, the "Retained Companies") of (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), any shares of capital stock or any voting securities of the Company (other than Company Common Stock and Company Class A Common Stock) or any of the Retained Subsidiaries, or any options or other securities convertible into or exchangeable for any shares of capital stock or any voting securities of the Company (other than Company Common Stock or Company Class A Common Stock) or amend any of the terms of any such securities or agreements relating to such capital stock outstanding on the date of the Merger Agreement, other than the issuance, transfer, sale or disposition by a wholly-owned subsidiary of its capital stock to its parent; (B) amend in any material respect its certificate of incorporation or by-laws (other than for the Company to provide for a customary shareholder rights plan that expressly permits and would not be triggered by the Transactions); (C) acquire or agree to acquire any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets except in the ordinary course of business (other than immaterial assets) that would be part of the A&D Business or make or agree to make any other material investment in any person that would be part of the A&D Business, except acquisitions or investments pursuant to existing contractual obligations or investments in any entity that was a Retained Subsidiary before giving effect to such investment; (D) sell, lease, license, encumber or otherwise dispose of, or agree to sell, lease, license, encumber or otherwise dispose of, any assets of the A&D Business other than in the ordinary course of business consistent with past practice or pursuant to existing contractual obligations; (E) except as required by law or the terms of any collective bargaining agreement or in the ordinary course of business consistent with past practice with Boeing's consent (such consent not to be unreasonably withheld), adopt any employee benefit plan, arrangement or policy which would become a plan, arrangement or policy of the Retained Companies or of New Rockwell and its subsidiaries with respect to which any of the Retained Companies has any liability (other than those for which New Rockwell or one of its subsidiaries has retained all liability pursuant to the Distribution Agreement) (a "Benefit Plan") or amend any Benefit Plan, to the extent such adoption or amendment would create or increase any material liability or obligation on the part of the Retained Companies that will not either (1) be fully performed or satisfied prior to the Effective Time or (2) be assumed by New Rockwell or one of its subsidiaries pursuant to the Distribution Agreement; (F) with respect to the conduct of the A&D Business, change any of its accounting principles, practices or procedures, other than as may be required by U.S. generally accepted accounting principles ("GAAP") or Regulation S-X of the Commission; (G) create, incur, suffer to exist or assume any lien on the Retained Assets, or permit any subsidiary to do so, other than certain permitted liens; (H) settle, modify in any material respect, withdraw or release the Company's $547.2 million claim against the United States and the related $18 million claim against the U.S. Air Force (collectively, the "Gunship Claims") or agree to any modification in any material respect of the AC-130U Gunship contract with the United States without Boeing's prior written consent; or (I) take or cause to be taken any action prior to the Effective Time which would disqualify the Contribution and the Distribution as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code or the Merger as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code, and the Company will use reasonable best efforts to do everything reasonably necessary to have the Contribution, Distribution and Merger qualify as aforesaid;

          (ii) the Company will, and will cause New Rockwell and its affiliates to, (A) prepare and timely file with the relevant taxing authority certain tax returns and reports required to be filed which include any of the Retained Companies on bases consistent with those used for the most recent taxable periods for which tax returns involving similar tax items have been filed and in a manner that does not unreasonably accelerate deductions or defer income, (B) timely pay all taxes due and payable, or establish reserves therefor in accordance with GAAP and consistent with past practice, (C) make adequate provision to the extent required in accordance with GAAP for all taxes due and payable after the Effective Time, (D) promptly notify Boeing of any action, suit, proceeding or claim or audit pending against or with respect to the Company, New Rockwell or any other affiliate in respect of any taxes where there is a reasonable possibility of a determination or decision which would materially increase the tax liabilities, or materially decrease the tax attributes, of any of the Retained Companies for any periods (or portions of periods) beginning after the date of the Merger and (E) not, without the prior written consent of Boeing, change any of the tax elections, accounting methods, conventions or principles which relate to the Retained Companies;

          (iii) the Company and the Retained Subsidiaries will continue to maintain and repair all property material to the operation of the A&D Business in a manner consistent with past practice;

          (iv) the Company will pay prior to the Closing Date all fines and penalties imposed prior to the Closing Date by any governmental entity arising out of the explosion at the Santa Susana, California facility in 1994; and

          (v) except for certain specified actions with respect to certain contracts and investments, neither the Company nor any of its subsidiaries will take any action that would increase the amount of deferred tax liabilities or decrease the amount of deferred tax assets of the Company and its subsidiaries, other than an action (A) in the ordinary course of business consistent with past practice or (B) as required by applicable law, in each case which is either based on events or circumstances occurring after the date of the Merger Agreement or a continuation of a course of action initiated prior to the date of the Merger Agreement.

     Covenants of Boeing. The Merger Agreement provides that (i) until the Effective Time, except as otherwise contemplated by the Reorganization Agreements, Boeing will conduct its commercial relationships with the Company in the ordinary course, consistent with past practice, including with respect to the billing and collection of accounts receivable and the payment of accounts payable and other amounts due and owing to the Company and (ii) neither Boeing nor any of its subsidiaries will take or cause or permit to be taken any action prior to the Effective Time which would disqualify the Contribution and the Distribution as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code or the Merger as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code, and Boeing will use reasonable best efforts to do everything reasonably necessary to have the Contribution, Distribution and Merger qualify as aforesaid.

     Other Actions; Notification of Certain Matters. The Merger Agreement provides that, subject to the termination rights of the parties thereto as described below under "-- Termination", the Company and Boeing will, and will cause their respective subsidiaries to, use reasonable best efforts not to take any action that would, or that could reasonably be expected to, result in any of the conditions to the Merger not being satisfied or that would, or that reasonably could be expected to, materially impair the ability of the Company to consummate the Contribution and the Distribution in accordance with the terms of the Reorganization Agreements or the ability of the Company, Boeing and Merger Sub to consummate the Merger in accordance with the terms of the Merger Agreement or that would, or that reasonably could be expected to, materially delay such consummation.

     The Merger Agreement provides that the Company and Boeing will promptly advise the other party orally and in writing of (i) any representation or warranty made by it contained in the Merger Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) the failure by it to comply with or satisfy in any material respect any of its covenants, conditions or agreements under the Merger Agreement or (iii) any event or change or impending occurrence of any event or change of which it has knowledge and which has resulted, or which, insofar as can reasonably be foreseen, would result, in any of the conditions to the Merger not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under the Merger Agreement.

     Acquisition Proposals; Board Recommendation. The Merger Agreement provides that the Company will, and will direct and use reasonable efforts to cause its directors, officers, employees, representatives and agents to, cease any discussions or negotiations with any other parties with respect to an Acquisition Proposal (as defined below). The Company will not, nor will it permit any of its subsidiaries to, nor will it authorize or permit any of its directors, officers or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing confidential information), or take any other action knowingly to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding any Acquisition Proposal; provided, however, that if the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's shareowners under applicable law, the Company may, in response to an Acquisition Proposal that was not solicited subsequent to the date of the Merger Agreement, and subject to certain notice requirements,
(x) furnish information to any person pursuant to a customary confidentiality agreement (as determined by the Company after consultation with its outside counsel) and (y) participate in discussions or negotiations regarding such Acquisition Proposal; and provided further, however, that if the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's shareowners under applicable law, the Company may, in response to a Company Acquisition Proposal (as defined below) that was not solicited subsequent to the date of the Merger Agreement, take any of the actions prohibited by this sentence but only with respect to soliciting, encouraging or facilitating other Company Acquisition Proposals (but not A&D Acquisition Proposals (as defined below)). "Acquisition Proposal" means any inquiry, proposal or offer from any person with respect to either (A) a merger, acquisition, consolidation or similar transaction involving, or any purchase of, all or substantially all of the assets or more than 50% of the voting securities of the Company (excluding any such transaction relating solely to the assets or voting securities of New Rockwell and its subsidiaries) (a "Company Acquisition Proposal") or (B) an acquisition or similar transaction involving the purchase of a substantial portion of the assets of or a substantial equity interest in the A&D Business (an "A&D Acquisition Proposal").

     Except as described below, the Merger Agreement provides that neither the Board of Directors of the Company nor any committee thereof will (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Boeing, the approval or recommendation by such Board of Directors or such committee of the Merger or the Merger Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (iii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (each, an "Acquisition Agreement") related to any Acquisition Proposal. Notwithstanding the foregoing, in the event that the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's shareowners under applicable law, the Board of Directors of the Company may (x) withdraw or modify its approval or recommendation of the Merger and the Merger Agreement or (y) approve or recommend a Superior Acquisition Proposal (as defined below) or (z) terminate the Merger Agreement (and concurrently with or after such termination, if it so chooses, cause the Company to enter into any Acquisition Agreement with respect to any Superior Acquisition Proposal), but in each case only at a time that is following Boeing's receipt of written notice (a "Notice of

Superior Acquisition Proposal") advising Boeing that the Board of Directors of the Company has received a Superior Acquisition Proposal, specifying the material terms and conditions of such Superior Acquisition Proposal and identifying the person making such Superior Acquisition Proposal. A "Superior Acquisition Proposal" means any bona fide Acquisition Proposal made by a third party which is (A) a Company Acquisition Proposal or (B) otherwise on terms which the Board of Directors of the Company determines in its good faith judgment (based on the advice of a financial advisor of nationally recognized reputation) to be more favorable to the Company's shareowners than the Merger and the other transactions contemplated by the Merger Agreement.

     In addition to the obligations of the Company described above, the Merger Agreement further provides that the Company will promptly advise Boeing orally and in writing of any request for confidential information in connection with an Acquisition Proposal or of any Acquisition Proposal, the material terms and conditions of such request or Acquisition Proposal and the identity of the person making such request or Acquisition Proposal; provided, however, that with respect to a Company Acquisition Proposal the Company will not be required to provide the material terms or conditions of such request or Acquisition Proposal. The Company also agreed to keep Boeing reasonably informed of the status of and material information concerning (including amendments or proposed amendments) any A&D Acquisition Proposal.

     The Merger Agreement provides that nothing contained therein will prohibit the Company from making any disclosure to the Company's shareowners if, in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, failure so to disclose would be inconsistent with applicable law; provided, however, neither the Company nor its Board of Directors nor any committee thereof will, except as permitted by the Merger Agreement, withdraw or modify, or propose publicly to withdraw or modify, its position with respect to the Merger Agreement or the Merger or approve or recommend, or propose publicly to approve or recommend, an Acquisition Proposal.

     Filings with the Commission. The Merger Agreement provides that, prior to termination thereof, no amendment or supplement to the Distribution S-4, the Merger S-4 or the Registration Statement on Form S-3 of Boeing with respect to the Boeing Debt Guaranty (the "Form S-3" and, together with the Distribution S-4 and the Merger S-4, the "Registration Statements") or this Proxy Statement-Prospectus will be filed with the Commission by the Company or Boeing without giving the other party and its counsel a reasonable opportunity to review and comment on such filings prior to the filing thereof. Each of the Company and Boeing has agreed in the Merger Agreement to use its reasonable best efforts, (i) after consultation with the other, to respond promptly to any comments by the Commission with respect to such filings, including preparing and filing any amendments or supplements thereto, and to have all such filings declared effective or cleared by the Commission as promptly as practicable and
(ii) to obtain all necessary state securities law or "blue sky" permits and approvals required to carry out the transactions contemplated by the Reorganization Agreements, and each of Boeing and the Company have agreed to furnish all information as may be reasonably requested in connection with any such action.

     Pursuant to the Merger Agreement, each of the Company and Boeing is required to use its reasonable efforts to comply promptly with all legal and regulatory requirements that may be imposed on it or its subsidiaries with respect to the Distribution and the Merger. Subject to the terms and conditions thereof, each of the Company and Boeing will, and will cause their respective subsidiaries to, promptly use its reasonable efforts to obtain any consent, authorization, order or approval of, or any exemption by, and to satisfy any condition or requirement imposed by, any governmental entity or other public or private third party, required to be obtained, made or satisfied by the Company, Boeing or any of their respective subsidiaries in connection with the Distribution or the Merger or the taking of any action contemplated thereby or by the Reorganization Agreements. The Merger Agreement further provides that each of the Company and Boeing will promptly cooperate with and furnish information to the other in connection with any such requirements imposed upon any of them or any of their respective subsidiaries in connection with the Distribution or the Merger.

  CONDITIONS

     The respective obligations of the Company, Boeing and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of a number of conditions, including the following: (i) approval by the

Company's shareowners of the Contribution, the Distribution and the Merger, (ii) the approval for listing on the NYSE, subject to official notice of issuance, of the Boeing Common Stock to be issued by Boeing pursuant to the Merger, (iii) expiration or termination of the waiting period applicable to the Merger under the HSR Act, (iv) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition being in effect that prohibits consummation of the transactions contemplated by the Reorganization Agreements, (v) the effectiveness under the Securities Act of the Registration Statements, the effectiveness under the Exchange Act of the Form 8-A and no stop order suspending the effectiveness of the Registration Statements or the Form 8-A being issued and no proceedings for that purpose being initiated or threatened by the Commission, (vi) receipt by each of Boeing, the Company and New Rockwell, in form and substance reasonably satisfactory to each, of the advance agreements or approvals of the PBGC, DOD and DOE concerning certain employee benefit and indemnification matters and (vii) the consummation of the Contribution, the Distribution, the Conversion and the Consent Solicitation in accordance with the Merger Agreement and the Distribution Agreement.

     In addition, the obligation of the Company to consummate the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Closing Date of each of the following conditions: (i) certain representations and warranties of Boeing and Merger Sub set forth in the Reorganization Agreements
(A) that are qualified as to materiality being true and correct and (B) that are not qualified as to materiality being true and correct in all material respects, in each case, as of the date of the Merger Agreement and as of the Closing Date as though made on and as of the Closing Date (with certain exceptions set forth in the Merger Agreement), and receipt of an officer's certificate to such effect; (ii) the obligations required to be performed by Boeing and Merger Sub under the Reorganization Agreements at or prior to the Closing Date having been performed in all material respects and receipt of an officer's certificate to such effect; (iii) the receipt by the Company of the opinions of Chadbourne & Parke LLP, counsel to the Company, and Wachtell, Lipton, Rosen & Katz, special counsel to the Company, each dated the Closing Date, to the effect that (A) the Contribution and the Distribution qualify as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" within the meaning of
Section 368(a)(1)(D) of the Code and (B) the Merger qualifies as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code; (iv) the approval for listing on the NYSE, subject to official notice of issuance, of the New Rockwell Common Stock to be distributed pursuant to the Distribution;
(v) certain representations of Boeing concerning the absence of certain events and changes, compliance with applicable law and litigation being true and correct as of the Closing Date as though made on and as of the Closing Date without giving effect to the limitation in such representations stating that such representations speak as of the date of the Merger Agreement; and (vi) all filings, consents, approvals and authorizations (other than those specifically referred to in the preceding paragraph) required to be made or obtained prior to the Closing Date with or from any governmental entity in connection with the execution, delivery and performance of the Reorganization Agreements having been made or obtained, except where the failure to make or obtain the same would not, individually or in the aggregate, (A) have or reasonably be expected to have a material adverse effect on the business, properties, results of operations or financial condition of New Rockwell and its subsidiaries, taken as a whole, or on the ability of New Rockwell and its subsidiaries to consummate the transactions contemplated by the Reorganization Agreements or (B) be reasonably expected to subject the Company or any of its subsidiaries, or any of their affiliates or any directors or officers of any of the foregoing, to the risk of criminal liability.

     The obligation of the Company to consummate the Merger is also conditioned upon there not having occurred any Adverse Tax Development that may or will result in the imposition of a material amount of Federal income tax to the Company, New Rockwell or any of their respective subsidiaries or shareowners in respect of the Contribution, the Distribution or the Merger, unless the Company (with the full and unconditional guarantee of Boeing) agrees to indemnify New Rockwell and its subsidiaries and any affected shareowners against the amount of income tax imposed on them with respect to the Contribution, the Distribution and the Merger as a result of such Adverse Tax Development. Boeing has informed the Company that it has no intention of exercising its option to provide such guarantee in the event that it is determined that an Adverse Tax Development has occurred. "Adverse Tax Development" means the enactment of any legislation, the passage of any bill by either House of Congress, the action or announcement of proposed action with respect to, or consideration of, proposed legislation by any Congressional Committee or Member thereof, the introduction of legislation by any Member of Congress, the announcement by any Member of Congress of an intent to introduce legislation, the announcement by the Executive branch of an intent to propose legislation, any announcement or notice by the IRS or the Department of the Treasury, including the issuance of any ruling or the proposal or adoption of any regulation, and any similar action, event or development. See "Certain Federal Income Tax Considerations".

     In addition, the obligations of Boeing and Merger Sub to consummate the Merger are subject to the satisfaction or waiver by Boeing on or prior to the Closing Date of each of the following conditions: (i) certain representations and warranties of the Company set forth in the Reorganization Agreements (A) that are qualified as to materiality being true and correct and (B) that are not qualified as to materiality being true and correct in all material respects, in each case, as of the date of the Merger Agreement and as of the Closing Date as though made on and as of the Closing Date (with certain exceptions set forth in the Merger Agreement), and receipt of an officer's certificate to such effect;
(ii) the obligations required to be performed by the Company, New Rockwell and the Operating Subsidiaries under the Reorganization Agreements at or prior to the Closing Date having been performed in all material respects and receipt of an officer's certificate to such effect; (iii) the receipt by Boeing of the opinion of Cravath, Swaine & Moore, special counsel to Boeing, dated the Closing Date, to the effect that the Merger qualifies as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code and the opinions of Chadbourne & Parke LLP, counsel to the Company, and Wachtell, Lipton, Rosen & Katz, special counsel to the Company, each dated the Closing Date, to the effect that (A) the Contribution and the Distribution qualify as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" within the meaning of
Section 368(a)(1)(D) of the Code and (B) the Merger qualifies as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code; (iv) the conditions to the obligations of the Company to consummate the Distribution pursuant to the Distribution Agreement having been satisfied (without giving effect to any waiver of any such condition not approved by Boeing); (v) no holder of an option to purchase Company Common Stock or Company Class A Common Stock having the right to receive, upon exercise of any such option following the Effective Time, any securities, cash or other property of the Company or Boeing; (vi) the Company having wired to an account designated by Boeing same day funds in an amount (if any) equal to the sum of $4.5 million and the Accrued Interest, less any reduction in the principal amount on the Retained Company Debt; (vii) certain representations of the Company concerning the absence of certain events and changes, compliance with applicable law and litigation being true and correct as of the Closing Date as though made on and as of the Closing Date without giving effect to the limitation in such representations stating that such representations speak as of the date of the Merger Agreement; and
(viii) all filings, consents, approvals and authorizations (other than those specifically referred to in the third preceding paragraph) required to be made or obtained prior to the Closing Date with or from any governmental entity in connection with the execution, delivery and performance of the Reorganization Agreements having been made or obtained, except where the failure to make or obtain the same would not, individually or in the aggregate, (A) have or reasonably be expected to have a material adverse effect on the business, properties, results of operations or financial condition of the Retained Companies, taken as a whole, or on Boeing and its subsidiaries, taken as a whole, or on the ability of the Retained Companies, or Boeing and its subsidiaries, to consummate the transactions contemplated by the Reorganization Agreements or (B) be reasonably expected to subject the Company or any of its subsidiaries, Boeing or any of its subsidiaries, or any of their affiliates or any directors or officers of any of the foregoing, to the risk of criminal liability.

  REPRESENTATIONS AND WARRANTIES; SURVIVAL

     The Merger Agreement contains various representations and warranties of the Company and Boeing. The representations and warranties of the Company relate generally to: due corporate organization and qualification; corporate authority; absence of violations of, among other things, certificates of incorporation, by-laws, and certain contracts or laws; required filings with and consents and approvals of governmental authorities; the capital structure of the Company; the Retained Subsidiaries; documents filed with the Commission, including this Proxy Statement-Prospectus, and the accuracy of information, including financial statements, contained therein; financial statements with respect to the A&D Business; absence of certain material events and changes; compliance with applicable laws; title to assets; litigation; taxes; employee benefit plans; environmen-tal matters; takeover statutes; brokers and finders; intellectual property; employees; contracts; and opinions of financial advisors. The representations and warranties of Boeing and Merger Sub relate generally to: due corporate organization and qualification; corporate authority; absence of violations of, among other things, certificates of incorporation, by-laws, and certain contracts or laws; required filings with and consents and approvals of governmental authorities; the capital structure of Boeing; documents filed with the Commission, including this Proxy Statement-Prospectus, and the accuracy of information, including financial statements, contained therein; absence of certain material events and changes; compliance with applicable laws; litigation; takeover statutes; and brokers and finders.

     The representations and warranties of the Company survive the Effective Time until the first anniversary of the Effective Time, except that the representations and warranties of the Company (i) with respect to certain tax matters and finders and brokers fees survive the Effective Time until 90 days after the expiration of the relevant statute of limitations (including extensions thereof), (ii) with respect to liabilities for certain former or discontinued businesses survive the Effective Time until the tenth anniversary of the Effective Time and (iii) with respect to all tax matters, other than those described in clause (i) above, do not survive the Effective Time. The covenants with respect to payment of transfer taxes and certain actions with respect to deferred tax assets and liabilities survive the Effective Time until 90 days after the expiration of the relevant statute of limitations (including extensions thereof). The representations and warranties of Boeing (i) with respect to finders and brokers fees and the validity of the Boeing Common Stock to be issued in the Merger survive the Effective Time until 90 days after the expiration of the relevant statute of limitations (including extensions thereof) and (ii) with respect to all other matters do not survive the Effective Time.

  WAIVER AND AMENDMENT

     The Merger Agreement provides that the conditions to each party's obligation to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. In addition, subject to applicable law, the parties to the Merger Agreement may amend the Merger Agreement at any time prior to the Effective Time by written agreement, whether before or after the Special Meeting.

  TERMINATION

     The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by the shareowners of the Company, (i) by the mutual written consent of the Company and Boeing or (ii) by either the Company or Boeing if (A) the Merger has not been consummated by February 28, 1997 or (B) at the Special Meeting or at any adjournment thereof, the requisite approvals of the Company's shareowners have not been obtained; provided that in the case of a termination pursuant to clause
(A) above, the terminating party and its subsidiaries have not breached in any material respect their respective obligations under the Reorganization Agreements in any manner that shall have caused or resulted in the failure referred to above.

     In addition, the Merger Agreement may be terminated and the Merger may be abandoned by the Company at any time prior to the Effective Time, (i) if Boeing or Merger Sub has breached in any material respect any of its representations, warranties, covenants or agreements contained in any Reorganization Agreement, which breach is not cured within 30 days following written notice of such breach, or (ii) as permitted by the Merger Agreement in connection with a Superior Acquisition Proposal as described above under the caption
"-- Acquisition Proposals; Board Recommendation".

     The Merger Agreement may also be terminated and the Merger may be abandoned by Boeing at any time prior to the Effective Time, (i) if any of the Company, New Rockwell or the Operating Subsidiaries has breached in any material respect any of its representations, warranties, covenants or agreements contained in any Reorganization Agreement, which breach has not been cured within 30 days following written notice of such breach, or (ii) if the Board of Directors of the Company has exercised certain rights under the Merger Agreement in connection with a Superior Acquisition Proposal as described above under the caption "-- Acquisition Proposals; Board Recommendation".

     In the event of termination of the Merger Agreement and the abandonment of the Merger pursuant to the Merger Agreement, no party to the Reorganization Agreements (or any of its directors or officers) will have any liability or further obligation to any other party, except with respect to certain representations and covenants which survive such termination, and except that nothing in the Merger Agreement will relieve any party from liability for any material and willful breach of any of the Reorganization Agreements.

  EXPENSES; TERMINATION FEE

     The Company has agreed to pay Boeing $60 million (the "Termination Fee") plus up to $2.5 million of Expenses, if:

          (i) the Merger Agreement is terminated (A) by the Company because the Merger has not been consummated by February 28, 1997, (B) by either the Company or Boeing because the requisite approval of the Company's shareowners was not obtained, (C) by the Company pursuant to the exercise of its rights under the Merger Agreement in connection with a Superior Acquisition Proposal or (D) by Boeing because the Board of Directors of the Company has exercised certain rights under the Merger Agreement in connection with a Superior Acquisition Proposal;

          (ii) prior to the termination of the Merger Agreement, a bona fide Acquisition Proposal was commenced, publicly proposed, publicly disclosed or, in the case described in clause (iii)(x) below, communicated to the Board of Directors of the Company (or the willingness of any person to make such an Acquisition Proposal was publicly disclosed or, in the case described in clause (iii)(x) below, communicated to the Board of Directors of the Company); and

          (iii) (x) the Board of Directors of the Company, in accordance with the provisions of the Merger Agreement, has withdrawn or modified its approval or recommendation of the Merger Agreement or the Merger in a manner materially adverse to Boeing, approved or recommended such Acquisition Proposal, caused the Company to enter into an Acquisition Agreement with respect to an Acquisition Proposal or terminated the Merger Agreement or (y) the requisite approval of the Company's shareowners for the Contribution, the Distribution or the Merger was not obtained at the Special Meeting (or the Special Meeting was not held prior to February 28,
     1997) and, within twelve months following the date of the Special Meeting (or following the date of termination of the Merger Agreement, if the Special Meeting was not held prior to such termination), an Acquisition Proposal has been consummated or the Company has entered into a definitive agreement with respect to any Acquisition Proposal;

provided, however, that the Termination Fee and the Expenses will not be payable if, at the time of any action described in clause (iii)(x) above or the Special Meeting (or on the date of the termination of the Merger Agreement, if the Special Meeting was not held prior to such termination), Boeing was in material breach of its covenants or agreements contained in the Merger Agreement.

     In addition, the Company has agreed to pay Boeing the Termination Fee, plus up to $2.5 million of Expenses, if (i) the Merger Agreement has been terminated by the Company because the Merger has not been consummated by February 28, 1997 as a result of (1) the failure of the Company to have received the opinions of counsel with respect to tax matters (other than as a result of an action taken by Boeing), (2) the occurrence of an Adverse Tax Development or (3) the failure of the Company to have received an advance agreement or approval of the PBGC as to which the Company shall not have waived satisfaction thereof and (ii) within twelve months of the date of termination, an A&D Acquisition Proposal has been consummated or the Company has entered into a definitive agreement with respect to any A&D Acquisition Proposal; provided, however, that the Termination Fee and Expenses will not be payable if, at the time of the termination of the Merger Agreement, Boeing is in material breach of its covenants or agreements contained in the Merger Agreement. In no event will a Termination Fee and Expenses be payable under both the provisions of the Merger Agreement described in this paragraph and the preceding paragraph.

     "Expenses" means documented out-of-pocket fees and expenses incurred or paid by or on behalf of Boeing in connection with efforts to consummate any of the transactions contemplated by the Reorganization Agreements, including financing fees, consent fees, printing costs and fees and expenses of counsel, investment banking firms, accountants, experts and consultants.

     For a discussion of the allocation of certain costs and expenses of the Transactions, see "Post-Closing Arrangements -- Terms of the Post-Closing Covenants Agreement -- Reorganization Expenses".

CERTAIN REGULATORY MATTERS

     Pursuant to the Merger Agreement, the obligation of each of the Company, Boeing and Merger Sub to consummate the Merger is conditioned upon the expiration or termination of the waiting period under the HSR Act. Effective as of September 18, 1996 the Company and Boeing filed Premerger Notification and Report Forms pursuant to the HSR Act with the Antitrust Division of the Department of Justice ("DOJ") and the FTC. On October 18, 1996, the Company and Boeing received requests for additional information and documentary material from the FTC. As a result, the waiting period with respect to the Merger will be extended for an additional period of 20 calendar days following the date of substantial compliance with such requests by the Company and Boeing. Only one extension of the waiting period pursuant to a request for additional information is authorized by the rules promulgated under the HSR Act. Thereafter, the waiting period could be extended only by court order or with the consent of the Company and Boeing. The additional 20-day waiting period may be terminated sooner by the FTC. At any time before or after the Effective Time, the FTC, the DOJ or others could take action under the antitrust laws with respect to the Merger, including seeking to enjoin the consummation of the Merger, to rescind the Merger or to require divestiture of substantial assets of the Company, Boeing or the Surviving Corporation. There can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

     In addition, the obligation of each of the Company, Boeing and Merger Sub to consummate the Merger is conditioned upon receipt of advance agreements or approvals of the PBGC, DOD and DOE concerning certain employee benefit and indemnification matters. The condition as to the PBGC has been satisfied.

ACCOUNTING TREATMENT

     New Rockwell will be deemed to be the successor to the Company for financial reporting purposes. The historical results of operations of the A&D Business have been presented as a "discontinued operation" in the Company's financial statements.

     The Merger will be accounted for by Boeing as a purchase for financial accounting purposes in accordance with GAAP. Boeing will be treated as the acquiror of the A&D Business for purposes of preparing the Boeing consolidated financial statements and Boeing will establish a new accounting basis for the A&D Business's assets and liabilities (as adjusted to exclude the assets and liabilities of New Rockwell) based upon the fair values thereof and the purchase price, including the costs of the Merger. Boeing will record as goodwill the excess, if any, of the purchase price over such fair values. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma condensed combined financial information of Boeing appearing elsewhere in this Proxy Statement-Prospectus are preliminary and have been made solely for purposes of developing such unaudited pro forma condensed combined financial information. Boeing will undertake a study to determine the fair value of certain of the Company's assets and liabilities (as so adjusted) and will make appropriate purchase accounting adjustments upon completion of that study. For financial reporting purposes, the results of operations of the A&D Business will be included in the Boeing consolidated statement of income following the Effective Time. The Boeing financial statements for prior periods will not be restated as a result of the Merger or related transactions. See "Description of Boeing -- Unaudited Pro Forma Condensed Combined Statement of Financial Position of Boeing" and "-- Unaudited Pro Forma Condensed Combined Statements of Net Earnings of Boeing".

RESALE OF BOEING COMMON STOCK

     The shares of Boeing Common Stock issuable to shareowners of the Company in connection with the Merger may be traded freely and without restriction by those shareowners not deemed to be "affiliates" of the Company or Boeing as that term is defined in the rules under the Securities Act. An "affiliate" of a person is generally defined as a person who controls, is controlled by or is under common control with such person.

Shares of Boeing Common Stock received by those shareowners of the Company who are deemed to be "affiliates" of the Company or Boeing may be resold without registration as provided for by Rules 144 and 145, or as otherwise permitted, under the Securities Act. This Proxy Statement-Prospectus does not cover any resales of Boeing Common Stock received by "affiliates" of the Company or Boeing, or by certain of their family members or related interests.

     Pursuant to the Merger Agreement, the Company has agreed to use its reasonable best efforts to cause each individual holder of the Company's capital stock deemed to be an "affiliate" of the Company to enter into a written agreement providing that such "affiliate" will not sell, pledge, transfer or otherwise dispose of the shares of Boeing Common Stock to be received by such person in the Merger except in compliance with the applicable provisions of the Securities Act and the rules and regulations thereunder.

SURRENDER OF SHARE CERTIFICATES

     COMPANY SHAREOWNERS SHOULD NOT SEND IN THEIR SHARE CERTIFICATES UNTIL AFTER THE EFFECTIVE TIME AND UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL FORM AND INSTRUCTIONS.

     The Merger Agreement provides that, as of the Effective Time, Boeing will deposit with the Exchange Agent certificates ("New Certificates") representing Boeing Common Stock in amounts sufficient to allow the Exchange Agent to make all deliveries of New Certificates that may be required in exchange for Old Certificates pursuant to the Merger Agreement. The Merger Agreement also provides that Boeing will provide to the Exchange Agent on a timely basis funds necessary to pay any cash payable in lieu of fractional shares and funds or other property necessary to pay or make any dividends or distributions with respect to shares of Boeing Common Stock.

     The Merger Agreement provides that as soon as reasonably practicable after the Effective Time, Boeing will cause the Exchange Agent to mail or deliver to each person who was, at the Effective Time, a holder of record of Company Common Stock (after giving effect to the Conversion) a letter of transmittal containing instructions for use in effecting the surrender of Old Certificates in exchange for New Certificates and payments pursuant to the Merger Agreement. Upon surrender to the Exchange Agent of an Old Certificate for cancellation together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Old Certificate will be entitled to receive in exchange therefor a New Certificate representing that number of whole shares of Boeing Common Stock which such holder has the right to receive pursuant to the Merger Agreement, a check in the amount of cash to which such holder is entitled pursuant to the Merger Agreement for cash in lieu of fractional shares of Boeing Common Stock, and any dividends or distributions on shares of Boeing Common Stock with a record date after the Effective Time, and the Old Certificate so surrendered will be canceled. No interest will be paid or will accrue on the amount payable upon surrender of Old Certificates.

     Until surrendered as provided in the Merger Agreement, each Old Certificate will be deemed at any time after the Effective Time to represent only the right to receive, upon surrender of such Old Certificate, the New Certificate, cash in lieu of fractional shares of Boeing Common Stock and any such dividends and distributions on shares of Boeing Common Stock as provided by the Merger Agreement. In the event of a transfer of ownership of Company Common Stock that is not registered on the transfer records of the Company, New Certificates representing the proper number of shares of Boeing Common Stock and any cash in lieu of fractional shares and any dividends or distributions described above may be issued to a person other than the person in whose name the Old Certificate so surrendered is registered, if such Old Certificate is properly endorsed or otherwise in proper form for transfer and the person requesting such issuance pays any transfer or other taxes required by reason of the issuance of shares of Boeing Common Stock and any cash in lieu of fractional shares and any dividends or distributions as described above to a person other than the registered holder of such Old Certificate or establish to the satisfaction of Boeing that such tax has been paid or is not applicable. Six months after the Effective Time, Boeing will be entitled to cause the Exchange Agent to deliver to it any New Certificates, cash or other property (including any interest thereon) deposited with the Exchange Agent that are unclaimed by the former shareowners of the Company. Any former shareowners of the Company who have not theretofore exchanged their Old Certificates for New Certificates, cash and other property pursuant to the Merger Agreement will thereafter be entitled to look exclusively to Boeing and only as general creditors thereof for the Boeing Common Stock, cash and other property to which they become entitled upon exchange of their Old Certificates pursuant to the Merger Agreement. Notwithstanding the foregoing, neither the Exchange Agent nor any party to the Merger Agreement will be liable to any former holder of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. Boeing will pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of New Certificates and cash for Old Certificates as contemplated in the Merger Agreement.

     The Merger Agreement provides that notwithstanding any other provisions of the Merger Agreement, no dividends or distributions with respect to Boeing Common Stock with a record date after the Effective Time will be paid to any person holding an Old Certificate until such Old Certificate is surrendered for exchange as provided therein. Subject to the effect of applicable laws, following surrender of any such Old Certificate by any holder thereof, there will be paid to the holder of the New Certificate issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the Boeing Common Stock represented thereby and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the time of such surrender and a payment date subsequent to the time of such surrender payable with respect to the Boeing Common Stock represented thereby, less the amount of any withholding taxes which may be required thereon.

     All shares of Boeing Common Stock issued upon surrender for exchange of Old Certificates, any cash in lieu of fractional shares of Boeing Common Stock paid or any dividend or distribution with respect to Boeing Common Stock paid or made, in each case pursuant to the provisions of the Merger Agreement, will be deemed to have been issued, paid and made in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Old Certificates, and there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Old Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they will be canceled and exchanged as described above.

     The Merger Agreement provides that in the event that any Old Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Old Certificate, the Surviving Corporation will, in exchange for such lost, stolen or destroyed Old Certificate, issue or cause to be issued the Boeing Common Stock and pay or cause to be paid the amounts deliverable in respect thereof pursuant to the Merger Agreement.

                           POST-CLOSING ARRANGEMENTS

     This section of the Proxy Statement-Prospectus describes certain post-closing arrangements with respect to, among other things, tax allocation and indemnification. To the extent that it relates to the Post-Closing Covenants Agreement and the Tax Allocation Agreement, the following description does not purport to be complete and is qualified by reference to the Tax Allocation Agreement and the Post-Closing Covenants Agreement, which are attached as Annexes B and C, respectively, to the Merger Agreement attached as Appendix III to this Proxy Statement-Prospectus and which are incorporated herein by reference.

TERMS OF THE POST-CLOSING COVENANTS AGREEMENT

     Indemnification by New Rockwell. The Post-Closing Covenants Agreement provides that except as otherwise specifically provided in any Reorganization Agreement and subject to certain provisions of the Post-Closing Covenants Agreement, New Rockwell will indemnify, defend and hold harmless Boeing, each affiliate of Boeing, including any of its direct or indirect subsidiaries (including, after the Effective Time, the Retained Companies), and their respective representatives and their heirs, executors, successors and assigns (the "Boeing Indemnitees") from and against, and pay or reimburse the Boeing Indemnitees for, all losses, liabilities, damages, deficiencies, obligations, fines, expenses, claims, demands, actions, suits, proceedings, judgments or settlements, including certain interest and penalties, out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of the indemnitee's rights under the Post-Closing Covenants Agreement, suffered by an indemnitee ("Indemnifiable Losses"), as incurred: (i) relating to or arising from (A) the Contributed Assets or the Assumed Liabilities, including, without limitation, the Special Liabilities (including the failure by any member of the New Rockwell Group to pay, perform or otherwise discharge such Assumed Liabilities in accordance with their terms), (B) the breach by any member of the New Rockwell Group of any agreement or covenant in a Reorganization Agreement which does not by its express terms expire at, or is not required to be performed prior to, the Effective Time, (C) any breach of or inaccuracy in any representation or warranty of the Company in the Merger Agreement, (D) environmental conditions existing at the Time of Contribution (other than Special Liabilities) ("Pre-existing Environmental Conditions") relating to the A&D Business or the Additional Retained Facilities to the extent that such Indemnifiable Losses are not allowable costs in connection with a United States Government contract based on an act or omission by the Company or any of its subsidiaries prior to the Effective Time, (E) any actual or alleged criminal violation of any law, rule or regulation of any governmental entity by the Company or any of its subsidiaries or any of their directors, officers, employees or agents ("Criminal Matters") actually or allegedly occurring prior to the Time of Contribution to the extent that such Indemnifiable Losses are not allowable costs in connection with a United States Government contract based on an act or omission by the Company or any of its subsidiaries prior to the Effective Time, (F) any breach of any covenant or agreement of the Company in the Merger Agreement assumed by New Rockwell pursuant to the Distribution Agreement, (G) any claim that the execution, delivery or performance by the Company of each Reorganization Agreement to which it is or will be a party or the consummation of the transactions contemplated thereby has resulted in a violation or breach of, or constitutes a default or impermissible transfer under, or gives rise to any right of termination, first refusal or consent under, or gives rise to any right of amendment, cancellation or acceleration of any material benefit under, certain contracts relating to United Space Alliance, LLC and HELLFIRE Systems, L.L.C. (the "Designated Contracts"), or (H) fines and penalties and reasonable attorneys' and accountants' fees and expenses in connection with any of the alleged safety violations or alleged improper storage and/or disposal of hazardous waste claims pertaining to the explosion at Santa Susana, California in 1994; (ii) arising from or based upon any actual or alleged untrue statement of a material fact contained in any of the Registration Statements, this Proxy Statement-Prospectus, the Form 8-A, any other document filed or required to be filed with the Commission in connection with the transactions contemplated by the Reorganization Agreements, any preliminary or final form thereof or any amendment or supplement thereto (the "Filings") or in the consent statement with respect to the Consent Solicitation (the "Consent Statement"), or any actual or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, with respect to information provided by the Company relating to the New Rockwell Group or the Company contained in or omitted from the Filings or the Consent Statement; or (iii) incurred in connection with the enforcement by the Boeing Indemnitees of their rights to be indemnified, defended and held harmless under the Post-Closing Covenants Agreement.

     Pursuant to the Post-Closing Covenants Agreement, New Rockwell will also indemnify, defend and hold harmless the Boeing Indemnitees for 80% of any decrease in the profit before tax realized by Rockwell Australia Limited on the contract (the "RAN Contract") with the Australian Submarine Corporation below
40.0 million Australian dollars and 80% of any loss in respect of the RAN Contract. Likewise, the Company will pay to New Rockwell 80% of any increase in the profit before tax realized on the RAN Contract above 40.0 million Australian dollars. The determination of profit before tax or loss will be based upon the next quarterly Estimate at Completion for the RAN Contract prepared three years after the Effective Time. The determination of Rockwell Australia Limited's profit before tax or loss will be determined by the Company using the same accounting methods, policies, practices, procedures, classifications, judgments, estimation methodologies and accounting standards as used in the preparation of the A&D Business audited financial statements included elsewhere herein.

     Indemnification by the Company. The Post-Closing Covenants Agreement provides that except as otherwise specifically provided in any Reorganization Agreement and subject to certain provisions of the Post-Closing Covenants Agreement, the Company will indemnify, defend and hold harmless New Rockwell, each affiliate of New Rockwell, including any of its direct or indirect subsidiaries, and their respective representatives and their heirs, executors, successors and assigns (the "New Rockwell Indemnitees") from and against, and pay or reimburse the New Rockwell Indemnitees for, all Indemnifiable Losses, as incurred: (i) relating to or arising from (A) the Retained Assets or the Retained Liabilities (including the failure by any member of the Company Group to pay, perform or otherwise discharge such Retained Liabilities in accordance with their terms), or (B) the breach by Boeing or any member of the Company Group of any agreement or covenant in a Reorganization Agreement (other than, in the case of the Company Group, an agreement or covenant in the Merger Agreement assumed by New Rockwell pursuant to the Distribution Agreement) which does not by its express terms expire at, or is not required to be performed prior to, the Effective Time; (ii) arising from or based upon any actual or alleged untrue statement of a material fact contained in any of the Filings or in the Consent Statement, or any actual or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, with respect to information provided by Boeing relating to Boeing or any of its subsidiaries other than the Company Group contained in or omitted from the Filings or the Consent Statement; or (iii) incurred in connection with the enforcement by the New Rockwell Indemnitees of their rights to be indemnified, defended and held harmless under the Post-Closing Covenants Agreement.

     Limitation on New Rockwell's Indemnification Obligations with Respect to Representations and Warranties. The Post-Closing Covenants Agreement provides that New Rockwell will not have any liability for indemnification for breaches and inaccuracies of the Company's representations and warranties in the Merger Agreement unless the aggregate of all Indemnifiable Losses for which New Rockwell would be liable, but for the limitations described herein, exceeds on a cumulative pre-tax basis $20 million (the "Basket Amount"); provided, however, that (i) if Indemnifiable Losses for which New Rockwell would, but for the limitations described herein, be liable as a result of the breach of or the inaccuracy in any representation or warranty which arises from a particular state of facts or event exceed $5 million on a pre-tax basis, New Rockwell will be liable for the entire amount of such Indemnifiable Losses, and such Indemnifiable Losses will not be taken into account in calculating whether the Basket Amount or the Threshold Amount (as defined below) has been exceeded, and
(ii) if the aggregate of all Indemnifiable Losses for which New Rockwell would, but for the limitations described herein, be liable exceeds on a cumulative pre-tax basis the Basket Amount, New Rockwell's liability will be $10 million (the "Threshold Amount") plus any Indemnifiable Losses in excess of $20 million. In addition, the Post-Closing Covenants Agreement provides that New Rockwell will not have any liability for indemnification with respect to the breach of or inaccuracy in any representation or warranty which arises from a particular state of facts or event if the Indemnifiable Losses are less than $250,000 on a pre-tax basis, and such Indemnifiable Losses will not be taken into account in calculating whether the Basket Amount or the Threshold Amount has been exceeded.

     Conduct of Environmental Insurance Coverage Claims. Pursuant to the Distribution Agreement, the Company will retain all claims by the Company against insurance companies that have provided to the Company, its predecessors or affiliates, insurance coverage in respect of certain environmental matters for any period prior to the Effective Time (the "Environmental Coverage Claims"). The Company has agreed, among other things, (i) to use diligent efforts to prosecute the Environmental Coverage Claims until the same are finally determined or settled, (ii) that New Rockwell will have the exclusive right to control and to direct the prosecution of all Environmental Coverage Claims and (iii) not to make any admission or take any action in respect of the Environmental Coverage Claims without the prior written consent of New Rockwell. The Post-Closing Covenants Agreement provides that the Company will pay to New Rockwell any amounts received by it in respect of the Environmental Coverage Claims other than such portion thereof as the Company will be required to pay and/or credit to the United States Government in accordance with an agreement with the appropriate United States Government contracting officer. If the Environmental Coverage Claims are finally determined or settled at the Time of Contribution but such amount has not been paid and/or credited in full by the Company, New Rockwell will pay to the Company such amounts as the Company will be required to pay and/or credit to the United States Government as described above.

     Transitional Arrangements. Concurrently with the Post-Closing Covenants Agreement, New Rockwell, the Company and Boeing will enter into an agreement or agreements with respect to certain transitional arrangements (the "Transition Agreement") in conformity with the Outline of Terms set forth as a schedule to the Post-Closing Covenants Agreement and such other transitional arrangements as may be mutually agreed upon. The Transition Agreement will cover, among other things: the allocation of employees; insurance matters; the allocation of assets relating to certain programs; the allocation and cross-licensing of patents; provision of services by the Science Center; various services, including Information Systems Center services, property management administration, Graphics Business (as such term as defined in the Distribution Agreement) transition matters, central payroll, health and welfare benefits administration, human resources administration, savings plan and retiree benefit compliance administration, cash management, expatriate human resource administration and Anaheim Prescription Center services; an arrangement for the temporary occupancy by New Rockwell of portions of the Seal Beach, California facility; and various intercompany agreements.

     Reorganization Expenses. The Post-Closing Covenants Agreement provides that except as otherwise expressly provided in the Reorganization Agreements, Boeing and New Rockwell (and not the Company) will be responsible for and agree to pay all reorganization expenses of the Company directly related to the Transactions as described below; provided that the Company may, prior to the Effective Time, pay any such expenses that are otherwise the responsibility of New Rockwell. Each of Boeing and New Rockwell will pay the fees and expenses of its own legal counsel, accountants and financial advisors; Boeing will pay the fees and expenses in connection with the Consent Solicitation (including the fees of any investment banker in connection with the Consent Solicitation and the Boeing Debt Guaranty); New Rockwell will pay the fees and expenses of the Company in connection with the Proxy Statement-Prospectus, the Distribution S-4 and the Form 8-A; Boeing will pay the registration fees and expenses in connection with the Merger S-4 and the Form S-3; Boeing and New Rockwell will share the cost of transfer taxes in connection with the Merger; New Rockwell will pay all transfer taxes in connection with the Contribution and the Distribution; New Rockwell will pay the fees of the Paying Agent in connection with the Distribution; Boeing will pay the fees of the Exchange Agent in connection with the Merger; and New Rockwell will pay all administrative costs of the Company directly related to the Transactions and all other directly related reorganization expenses of the Company in connection with the Transactions not otherwise allocated as described above.

     Conduct of Health Care Claims Audit. Pursuant to the Distribution Agreement, the Company will contribute to New Rockwell all existing and future claims arising out of audits of health care claims paid by the Company for any period prior to the Effective Time made by the Company (or if after the Effective Time, New Rockwell) against any and all health care administrators ("Health Care Administrators") that have provided to the Company, its predecessors or its or their affiliates, health care administration services in respect of the employees of the Company, its predecessors or its or their affiliates for any period prior to the Effective Time ("Health Care Claims"), including, without limitation, the claims asserted in the pending audits of Metropolitan Insurance Company for 1993-1994 and Value Rx Pharmacy Program, Inc. for 1993-

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

1995. New Rockwell will use diligent efforts to prosecute the Health Care Claims until the same are finally settled by New Rockwell in its sole discretion. The Company has agreed, among other things, that New Rockwell will have the exclusive right to control and to direct the audit of the Health Care Administrators and the negotiation of all settlements of the Health Care Claims and not to make any admission or settlement in respect of the Health Care Claims or take any action in respect thereof without the prior written consent of New Rockwell. New Rockwell will pay to the Company as and when the same are received by New Rockwell an equitable allocation of the net proceeds from settlement of the Health Care Claims.

     Guaranty of Boeing. Pursuant to the Post-Closing Covenants Agreement, Boeing, for itself and its successors in interest and assigns, will unconditionally and irrevocably guarantee to New Rockwell and its successors in interest and assigns the full and faithful performance by the Company under the Reorganization Agreements (other than the Merger Agreement) and the Transition Agreement of all covenants, conditions and agreements (other than any indemnification obligations of the Company in respect of Retained Assets or Retained Liabilities) in the Reorganization Agreements (other than the Merger Agreement) and the Transition Agreement to be performed by the Company after the Effective Time. Boeing has agreed to indemnify, defend and hold harmless New Rockwell for all Indemnifiable Losses, as incurred, relating to or arising from any breach of or inaccuracy in the representations and warranties in the Merger Agreement with respect to brokers and finders fees and the validity of Boeing Common Stock to be issued in the Merger. The Post-Closing Covenants Agreement further provides that effective as of the Effective Time, Boeing will execute and deliver guarantees of the Company's performance and obligations under the Designated Contracts to the counterparties on such contracts.

TERMS OF THE TAX ALLOCATION AGREEMENT

     Prior to the Distribution, the Company, New Rockwell and Boeing will enter into the Tax Allocation Agreement which sets forth each party's rights and obligations with respect to payments and refunds, if any, of Federal, state, local or foreign taxes for periods before and after the Merger and related matters such as the filing of tax returns and the conduct of audits and other tax proceedings.

     In general, under the Tax Allocation Agreement, New Rockwell will be responsible for (i) all tax liability of the Company Group and the New Rockwell Group for periods (or portions of periods) ending on or before the date of the Merger other than the Company Group's allocable share of certain taxes which would be allowable costs for the purposes of government contracts ("Allowable Taxes") for such periods, (ii) any tax liability of the New Rockwell Group for periods (or portions of periods) beginning after the date of the Merger and
(iii) except as otherwise described below, any tax liability resulting from the failure of the Contribution and Distribution to qualify as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" under
Section 368(a)(1)(D) of the Code or the Merger to qualify as a "reorganization" under Section 368(a)(1)(B) of the Code. New Rockwell will be entitled to any refunds that relate to those liabilities.

     Under the Tax Allocation Agreement, the Company will generally be responsible for (i) all tax liabilities of the Company Group (including Boeing and any of its affiliates) for periods (or portions of periods) beginning after the date of the Merger, (ii) the Company Group's allocable share of Allowable Taxes for periods (or portions of periods) ending on or before the date of the Merger and (iii) any liability for taxes (including any tax liability resulting from the failure of the Contribution and Distribution to qualify as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" under
Section 368(a)(1)(D) of the Code or the Merger to qualify as a "reorganization" under Section 368(a)(1)(B) of the Code) attributable to certain actions taken by any member of the Company Group (including Boeing and any of its affiliates) within two years after the Effective Time.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following is a discussion of the material United States Federal income tax consequences of the Transactions. The discussion which follows is based on the Code, Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date hereof, and is subject to any changes in these or other laws occurring after such date. The discussion below does not address the effects of any state, local or foreign tax laws on the Transactions.

     The tax treatment of a shareowner may vary depending upon his or her particular situation, and certain shareowners (including individuals who hold restricted stock of the Company, individuals who hold options in respect of Company Common Stock and Company Class A Common Stock, insurance companies, tax-exempt organizations, financial institutions or broker-dealers, persons who do not hold the Company Common Stock or Company Class A Common Stock as capital assets and persons who are neither citizens nor residents of the United States, or who are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States) may be subject to special rules not discussed below.

     Earlier this year, the President's budget recommendations to Congress called for new legislation, generally effective retroactive to March 19, 1996, which, if enacted, would require the Company to pay Federal income tax upon the consummation of the Contribution, the Distribution and the Merger on gain equal to the excess of the value of the New Rockwell Common Stock and New Rockwell Class A Common Stock distributed to the shareowners over the Company's basis in the assets transferred to New Rockwell in the Contribution. Such legislation has not yet been introduced in Congress. Senate Finance Committee Chairman William
V. Roth, Jr. and House Ways and Means Committee Chairman Bill Archer publicly announced on March 29, 1996 in a joint statement that any such legislation, if enacted, would be effective "no earlier than the date of appropriate Congressional action." Subsequently, Senator Daniel Patrick Moynihan, the ranking minority member of the Senate Finance Committee, Representative Sam M. Gibbons, the ranking minority member of the House Ways and Means Committee, and Representative Charles B. Rangel, the next ranking minority member of the House Ways and Means Committee, each issued statements supporting the substance of that joint statement.

     As a result of such legislative climate, however, the Merger Agreement provides that the Company's obligation to consummate the Merger is conditioned upon there not having occurred any Adverse Tax Development that may or will result in the imposition of a material amount of Federal income tax to the Company, New Rockwell or any of their respective subsidiaries or shareowners with respect to the Contribution, the Distribution or the Merger, unless the Company (with the full and unconditional guarantee of Boeing) agrees to indemnify New Rockwell, its subsidiaries and any affected shareowners against the amount of income tax imposed on them in connection with the Contribution, the Distribution and the Merger arising out of or relating to such Adverse Tax Development. Boeing has informed the Company that it has no intention of exercising its option to provide such guarantee in the event that it is determined that an Adverse Tax Development has occurred.

     EACH SHAREOWNER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE TRANSACTIONS DESCRIBED HEREIN, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, AND OF CHANGES IN APPLICABLE TAX LAWS.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTIONS

     Consummation of the Transactions is conditioned upon the receipt of opinions of Chadbourne & Parke LLP, counsel to the Company, and Wachtell, Lipton, Rosen & Katz, special counsel to the Company, that (i) the Contribution and the Distribution will qualify as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code and (ii) the Merger will qualify as a "reorganization" under Section 368(a)(l)(B) of the Code.

     An opinion of counsel is not binding on the IRS or the courts. Further, the foregoing opinions of Chadbourne & Parke LLP and Wachtell, Lipton, Rosen & Katz will be based on, among other things, current law and certain representations as to factual matters made by, among others, the Company, New Rockwell and Boeing which, if incorrect in certain material respects, would jeopardize the conclusions reached by

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

counsel in their opinions. None of the Company, New Rockwell or Boeing is currently aware of any facts and circumstances that would cause any representations of such party to Chadbourne & Parke LLP and Wachtell, Lipton, Rosen & Katz to be untrue or incorrect in any material respect.

     The Company has been advised by Chadbourne & Parke LLP and Wachtell, Lipton Rosen & Katz that the material Federal income tax consequences that will result from the Transactions are as follows:

          (i) No gain or loss will be recognized by the Company or New Rockwell as a result of the Contribution and the Distribution.

          (ii) No gain or loss will be recognized by (and no amount will be included in the income of) the Company's shareowners as a result of their receipt of New Rockwell Common Stock or New Rockwell Class A Common Stock in the Distribution.

          (iii) The tax basis of New Rockwell Common Stock, New Rockwell Class A Common Stock, Company Common Stock and Company Class A Common Stock, as the case may be, in the hands of each Company shareowner immediately after the Distribution will be the same as the tax basis of Company Common Stock and Company Class A Common Stock held by such Company shareowner immediately before the Distribution, allocated in proportion to the relative fair market values of New Rockwell Common Stock and Company Common Stock and of New Rockwell Class A Common Stock and Company Class A Common Stock, as the case may be, at the time of the distribution.

          (iv) The holding period of New Rockwell Common Stock or New Rockwell Class A Common Stock received by a shareowner in the Distribution will include the period during which the shareowner held Company Common Stock or Company Class A Common Stock, as the case may be, provided that Company Common Stock or Company Class A Common Stock, as the case may be, was held as a capital asset.

          (v) Assuming that the Merger qualifies as a "reorganization" under
     Section 368(a)(1)(B) of the Code, the Merger will not affect the qualification of the Contribution and the Distribution as transactions described in Sections 351 and 355 of the Code and/or as a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code.

          (vi) Except for any cash received in lieu of fractional shares, a shareowner will not recognize any income, gain or loss as a result of the receipt of Boeing Common Stock in the Merger.

          (vii) A shareowner's tax basis for shares of Boeing Common Stock received in the Merger, including any fractional share interest for which cash is received, will equal such shareowner's basis in Company Common Stock and Company Class A Common Stock surrendered (as determined immediately following the Distribution).

          (viii) A shareowner's holding period for the shares of Boeing Common Stock received in the Merger, including any fractional share interest for which cash is received, will include the period for which the shares of Company Common Stock or Company Class A Common Stock, as the case may be, were held, provided such shares were held as capital assets.

     If the Merger were not to qualify as a "reorganization" under Section 368(a)(1)(B) of the Code, or if the Contribution and the Distribution were not to qualify as transactions pursuant to Sections 351 and 355 of the Code and/or as a "reorganization" under Section 368(a)(1)(D) of the Code, the Company would recognize gain equal to the excess of the fair market value of the New Rockwell Common Stock and New Rockwell Class A Common Stock distributed to its shareowners over the Company's basis in the assets transferred to New Rockwell in the Contribution. Any resulting corporate income tax on such gain would be payable by the Company, which will be a subsidiary of Boeing. New Rockwell has agreed to indemnify Boeing for such tax liability unless the failure of the Merger, the Contribution and the Distribution to qualify under those sections of the Code is the result of certain actions of Boeing. In addition, if the Merger, the Contribution and the Distribution fail to qualify under those sections of the Code, each Company shareowner who receives shares of New Rockwell Common Stock or New Rockwell Class A Common Stock would be generally treated as if such shareowner had received a taxable distribution in an amount equal to the fair market value of New Rockwell Common Stock or New Rockwell Class A Common Stock received. Further,

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

if the Merger fails to qualify as a "reorganization", each Company shareowner who receives shares of Boeing Common Stock would recognize gain or loss equal to the difference between the fair market value of the Boeing Common Stock received and such shareowner's basis in the shares of Company Common Stock or Company Class A Common Stock, as the case may be, surrendered.

     A New Rockwell Right will attach to each share of New Rockwell Common Stock and New Rockwell Class A Common Stock distributed in the Distribution. In addition, a Boeing Right will attach to each share of Boeing Common Stock received in the Merger. While the distribution of the New Rockwell Rights and the Boeing Rights should not be taxable to the shareowners, the Company, New Rockwell or Boeing, shareowners may, depending upon the circumstances, recognize taxable income in the event that the New Rockwell Rights become exercisable for shares of Series A Junior Preferred Stock of New Rockwell or the Boeing Rights become exercisable for shares of Series A Junior Participating Preferred Stock of Boeing or, in either case, for stock of an acquiring company. See "Description of New Rockwell Capital Stock -- New Rockwell Rights Plan", "Description of Boeing Capital Stock" and "Comparison of Rights of Shareowners of the Company and Boeing".

BACKUP WITHHOLDING

     Under the backup withholding rules, a holder of New Rockwell Common Stock or New Rockwell Class A Common Stock and Boeing Common Stock may be subject to backup withholding at the rate of 31% with respect to dividends and proceeds of redemption, unless such shareowner (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. Any amount withheld under these rules will be credited against the shareowner's Federal income tax liability. New Rockwell or Boeing may require holders of New Rockwell Common Stock, New Rockwell Class A Common Stock or Boeing Common Stock to establish an exemption from backup withholding or to make arrangements satisfactory to New Rockwell or Boeing with respect to the payment of backup withholding. A shareowner who does not provide New Rockwell or Boeing with his or her current taxpayer identification number may be subject to penalties imposed by the IRS.

                   EFFECT ON EMPLOYMENT AND EMPLOYEE BENEFITS

EMPLOYMENT

     Except as otherwise provided in the Merger Agreement, from the Effective Time, Boeing or the Company Group will continue the employment of or offer employment to those employees of the Company and the Retained Subsidiaries who are engaged primarily in the A&D Business and certain other specified employees of the Company and its subsidiaries ("Company Group Continuing Employees"). The Merger Agreement provides that nothing therein is intended to confer upon any Company Group Continuing Employee any right to continued employment by the Company Group after the Effective Time. Pursuant to the Distribution Agreement, the New Rockwell Group will offer employment or continued employment from the Time of Contribution to all employees of the Company and its subsidiaries, except the Company Group Continuing Employees, on terms that are substantially the same as the terms on which they were employed by the Company or a subsidiary of the Company immediately prior to the Time of Contribution. The Distribution Agreement provides that nothing therein is intended to confer on any employee who so continues to be employed or who accepts such an offer of employment by the New Rockwell Group ("New Rockwell Group Continuing Employees") any right to continued employment after the Time of Contribution. New Rockwell will, or will cause the applicable member of the New Rockwell Group to, assume or maintain (as applicable) as of the Time of Contribution and perform the obligations of each of the Company and its subsidiaries under the collective bargaining agreements relating to New Rockwell Group Continuing Employees and former employees of the businesses which, at the Time of Contribution, comprise the New Rockwell Group ("New Rockwell Group Former Employees"), and any and all collateral agreements related thereto, including those affecting all terms and conditions of employment, and to be bound by such agreements. The Company will, or will cause the applicable member of the Company Group to, assume or maintain (as applicable) as of the Effective Time and perform the obligations of each of the Company and its subsidiaries under the collective bargaining agreements relating to Company Group Continuing Employees and former employees of the businesses which, at the Time of Contribution, comprise the Company Group ("Company Group Former Employees"), and any and all collateral agreements related thereto, including those affecting all terms and conditions of employment, and to be bound by such agreements. The Merger Agreement provides that, subject to the terms of the respective collective bargaining agreements, for a period of at least one year following the Effective Time, Boeing will not, nor will it permit any of the Retained Companies to, terminate any Company Group Continuing Employee without providing the same advance notice to such employee that would have been provided under the applicable severance policy or program of the Company or its subsidiaries had such Company Group Continuing Employee been terminated immediately prior to the Effective Time, except in the circumstance of termination for cause where no notice is required.

EMPLOYEE BENEFITS

     Qualified Retirement Plans. Pursuant to the Distribution Agreement, the Company or New Rockwell will establish a defined benefit pension plan effective as of the Time of Contribution which qualifies under Section 401(a) of the Code (the "New Rockwell Retirement Plan") to be sponsored by New Rockwell covering
(i) New Rockwell Group Continuing Employees and (ii) former employees of the Company and its subsidiaries who terminated employment on or after January 1, 1996 (other than Company Group Former Employees) (such New Rockwell Group Continuing Employees and such former employees are hereinafter referred to as "New Rockwell Group Transferred Participants"). The New Rockwell Retirement Plan will contain provisions comparable in all material respects to and no less favorable in the aggregate than those of the Rockwell Retirement Plan for Eligible Employees (the "Rockwell Retirement Plan") immediately prior to the time of adoption of the New Rockwell Retirement Plan. Prior to the Time of Contribution, a preliminary transfer of assets will be made from the trust related to the Rockwell Retirement Plan (the "Rockwell Group Trust") to a newly-established trust (the "New Rockwell Group Trust") to fund the benefits payable under the New Rockwell Retirement Plan. New Rockwell will assume the New Rockwell Group Trust at the Time of Contribution.

     Effective as of the Time of Contribution, the Company will continue to sponsor the Rockwell Retirement Plan and Rockwell Group Trust, and will change the names thereof to eliminate any reference to "Rockwell".

The Company will cause the Rockwell Retirement Plan to transfer to the New Rockwell Retirement Plan all accrued benefits and other liabilities attributable to New Rockwell Group Transferred Participants and a proportionate share of the assets attributable thereto. Following such transfer, the Company will have no further liability with respect to the New Rockwell Group Transferred Participants for benefits under the Rockwell Retirement Plan and, except for certain benefit increases which may be made to former employees of New Rockwell under the Rockwell Retirement Plan as described in the next paragraph, the New Rockwell Group will have no further liability with respect to the participants under the Rockwell Retirement Plan. The Rockwell Retirement Plan will retain liability for the New Rockwell Group Former Employees who were participants in the Rockwell Retirement Plan and who terminated employment with the Company or any of its subsidiaries prior to January 1, 1996.

     Pursuant to the Distribution Agreement, New Rockwell will reimburse the Company, on an annual plan-year basis, for any additional amounts paid under the Rockwell Retirement Plan to or in respect of New Rockwell Group Former Employees who are not New Rockwell Group Transferred Participants and their beneficiaries as a result of any increase in benefits which may be provided to such New Rockwell Group Former Employees and their beneficiaries over the benefits payable to such persons at the Time of Contribution, which increase is implemented by the Company upon the written request of New Rockwell.

     Pursuant to the Distribution Agreement, prior to the Time of Contribution, the assets attributable to the liabilities under qualified defined benefit pension plans of Reliance and its subsidiaries (the "Reliance Retirement Plans") will be transferred from the Rockwell Group Trust to the New Rockwell Group Trust. The Distribution Agreement provides that, effective as of the Time of Contribution, New Rockwell will cause the appropriate member or members of the New Rockwell Group to continue sponsorship of the Reliance Retirement Plans.

     Qualified Savings Plans. Pursuant to the Distribution Agreement, effective as of the Time of Contribution, New Rockwell will, or will cause one or more of its subsidiaries to, assume sponsorship of the (i) Company Savings Plan, (ii) Rockwell International Corporation Savings Plan for Certain Represented Hourly Employees and (iii) Rockwell Retirement Savings Plan for Certain Employees and the respective trusts related thereto. New Rockwell will cause each Company Group Continuing Employee to have a fully nonforfeitable right to such Company Group Continuing Employee's account balances, if any, under such savings plans. The account balances of each Company Group Continuing Employee will be maintained under the applicable savings plan until distributed in accordance with the terms of the applicable savings plan and applicable law.

     Pursuant to the Distribution Agreement, effective as of the Time of Contribution, New Rockwell will, or will cause one or more of its subsidiaries to, assume sponsorship of the (i) Asheville Employees Retirement Savings Plan Truck Axle Division, (ii) Rockwell International Corporation Gordonsville, Tennessee Employees Savings Plan, (iii) Rockwell International Corporation Retirement Plan for Hourly Employees,
Gordonsville, Tennessee and (iv) York Employees Retirement Savings Plan Truck Axle Division and the respective trusts related thereto.

     It is expected that the Rockwell Savings Plan for Certain Eligible Employees will be merged into the Company Savings Plan prior to the Time of Contribution. The Distribution Agreement provides that, if such savings plans have not been merged by the Time of Contribution, then effective as of the Time of Contribution, the Company will, or will cause a member of the Company Group to, sponsor the Rockwell Savings Plan for Certain Eligible Employees and the trust related thereto and will cause each New Rockwell Group Continuing Employee to have a fully nonforfeitable right to such New Rockwell Group Continuing Employee's account balances, if any, under the Rockwell Savings Plan for Certain Eligible Employees. The account balances of each New Rockwell Group Continuing Employee will be maintained under the Rockwell Savings Plan for Certain Eligible Employees until distributed in accordance with the terms thereof and applicable law.

     Nonqualified Retirement Plans. The Distribution Agreement provides that, effective as of the Time of Contribution, New Rockwell will assume liability for all benefits accrued as of the Time of Contribution by, and attributable to, employees and former employees of the Company and its subsidiaries (other than Company Group Continuing Employees and Company Group Former Employees) under the
(i) Rockwell

International Corporation Supplemental Retirement Plan for Highly Compensated Employees, (ii) Rockwell International Corporation Excess Benefit Retirement Plan and (iii) Rockwell International Corporation Excess Benefit Plan (collectively, the "Nonqualified Retirement Plans"). Effective as of the Time of Contribution, the Company will assume liability for all forfeitable and nonforfeitable benefits accrued as of the Time of Contribution by, and attributable to, Company Group Continuing Employees and Company Group Former Employees under the Nonqualified Retirement Plans.

     Deferred Compensation Plans and Nonqualified Savings Plans. Pursuant to the Distribution Agreement, effective as of the Time of Contribution, New Rockwell will assume liability for all benefits accrued as of the Time of Contribution (including any such benefits accrued in respect of Company Group Continuing Employees and Company Group Former Employees) by, and attributable to, all employees and former employees of the Company and its subsidiaries and all present and former non-employee directors of the Company under the (i) Rockwell International Corporation Deferred Compensation Plan, (ii) Senior Executive Plan, (iii) Rockwell International Corporation Deferred Compensation Policy for Non-Employee Directors (collectively, the "Deferred Compensation Plans"), (iv) Rockwell International Corporation Supplemental Savings Plan for Highly Compensated Employees and (v) Rockwell International Corporation Excess Benefit Savings Plan (collectively, the "Nonqualified Savings Plans"). Effective as of the Time of Contribution, New Rockwell will cause each Company Group Continuing Employee and Company Group Former Employee to have a fully nonforfeitable right to such individual's entire account balances, if any, under the Deferred Compensation Plans and Nonqualified Savings Plans.

     Long Term Incentive Plans. The Distribution Agreement provides that, effective as of the Time of Contribution, (i) the Company will retain liability for all amounts due under the Rockwell International Business Unit Long-Term Incentive Plan (the "Business Unit LTIP") with respect to the Company Group Continuing Employees and Company Group Former Employees and (ii) New Rockwell will assume liability for all amounts due under the Business Unit LTIP with respect to the New Rockwell Group Continuing Employees and New Rockwell Group Former Employees. The amounts payable to the Company Group Continuing Employees and Company Group Former Employees will be determined by the Company on the basis that (x) the target award for each uncompleted cycle will be prorated to reflect the portion of such cycle completed as of the Time of Contribution and
(y) where payment is based on the trading price of the Company Common Stock, such price will be the average closing price per share of Company Common Stock reported on the NYSE Composite Transactions reporting system for each full trading day during the months of August and September immediately preceding the Time of Contribution. The amount due each participant under the Business Unit LTIP who is a Company Group Continuing Employee will be paid by the Company within 90 days following the Time of Contribution. New Rockwell will reimburse the Company, upon written request from the Company, for any amount paid by the Company under the Business Unit LTIP as a result of the Distribution Agreement, the expense of which is not reimbursed by the United States under applicable United States Government contracts, provided, however, that New Rockwell or any authorized representative will have the opportunity to participate in any negotiations with the applicable governmental entity to the extent permitted by law and to be apprised of any developments with respect to such negotiations.

     Employee Welfare Benefit Plans. Pursuant to the Distribution Agreement, effective as of the Time of Contribution, the Company will, or will cause a member of the Company Group to, maintain each employee welfare benefit plan and fringe benefit arrangement sponsored or maintained by the Company or any of its subsidiaries immediately prior to the Time of Contribution for the benefit of Company Group Continuing Employees and Company Group Former Employees, including both active and retired employees, and their eligible beneficiaries. The Distribution Agreement provides that, effective as of the Time of Contribution, New Rockwell will, or will cause a member of the New Rockwell Group to, establish or maintain employee welfare benefit plans and fringe benefit arrangements which are comparable in the aggregate to such plans and arrangements which had been maintained by the Company and its subsidiaries immediately prior to the Time of Contribution for the benefit of New Rockwell Group Continuing Employees and New Rockwell Group Former Employees, including both active and retired employees, and their eligible beneficiaries.

     Free-Standing Plans. Pursuant to the Distribution Agreement, effective as of the Time of Contribution, New Rockwell will assume, or will cause a member of the New Rockwell Group to assume, all liabilities and obligations under each employee benefit plan, arrangement or policy which, prior to the Time of Contribution, is exclusively for the benefit of New Rockwell Group Continuing Employees, New Rockwell Group Former Employees, including both active and retired employees, and their eligible beneficiaries. Effective as of the Time of Contribution, the Company will retain, or will cause the Company Group to retain, all liabilities and obligations under each employee benefit plan, arrangement or policy which, prior to the Time of Contribution, is exclusively for the benefit of Company Group Continuing Employees and Company Group Former Employees, including both active and retired employees, and their eligible beneficiaries.

     Employment, Consulting and Severance Agreements. Pursuant to the Distribution Agreement, effective as of the Time of Contribution, New Rockwell will assume, or will cause the New Rockwell Group to assume, all liabilities and obligations attributable to New Rockwell Group Continuing Employees and New Rockwell Group Former Employees under their respective employment, consulting and severance agreements with the Company or its subsidiaries, as are in effect immediately prior to the Time of Contribution. Effective as of the Time of Contribution, the Company will retain, or will cause the Company Group to retain, all liabilities and obligations attributable to Company Group Continuing Employees and Company Group Former Employees under their respective employment, consulting and severance agreements with the Company or its subsidiaries, as are in effect immediately prior to the Time of Contribution.

     Voluntary Employees' Beneficiary Associations and Continued Life Insurance Reserve Fund. Pursuant to the Distribution Agreement, prior to the Time of Contribution, New Rockwell will establish a (i) voluntary employees' beneficiary association (the "New Rockwell VEBA") under Section 501(c)(9) of the Code covering New Rockwell Group Continuing Employees and New Rockwell Group Former Employees who are covered under the Trust for Employee Welfare Benefit Programs of Rockwell International Corporation (the "Rockwell VEBA"), (ii) voluntary employees' beneficiary association (the "New Rockwell Collectively Bargained VEBA") covering New Rockwell Group Continuing Employees and New Rockwell Group Former Employees who are covered under the Agreement of Trust for Certain Collectively Bargained Welfare Benefit Plans of Rockwell International Corporation (the "Rockwell Collectively Bargained VEBA") and (iii) continued life insurance reserve fund (the "New Rockwell CLIR Fund") covering New Rockwell Group Continuing Employees and New Rockwell Group Former Employees who are covered under the Company's Continued Life Insurance Reserve Fund (the "Rockwell CLIR Fund"). The New Rockwell VEBA, New Rockwell Collectively Bargained VEBA and New Rockwell CLIR Fund will contain provisions comparable in all material respects to and no less favorable in the aggregate to its participants than those of the Rockwell VEBA, Rockwell Collectively Bargained VEBA and Rockwell CLIR Fund, respectively. Prior to the Time of Contribution, the Rockwell VEBA, Rockwell Collectively Bargained VEBA and Rockwell CLIR Fund will transfer assets to the New Rockwell VEBA, New Rockwell Collectively Bargained VEBA and New Rockwell CLIR Fund, respectively, attributable to the New Rockwell Group Continuing Employees and New Rockwell Group Former Employees covered thereunder. Effective as of the Time of Contribution, New Rockwell will continue to sponsor the New Rockwell VEBA, New Rockwell Collectively Bargained VEBA and New Rockwell CLIR Fund. Effective as of the Time of Contribution, the Company will continue to sponsor the Rockwell VEBA, Rockwell Collectively Bargained VEBA and Rockwell CLIR Fund and will change the names thereof to eliminate any reference to "Rockwell".

     Indemnity. Pursuant to the Distribution Agreement, except as otherwise provided therein, New Rockwell will indemnify and reimburse the Company Group for all liability relating to any claims made by any New Rockwell Group Continuing Employee or New Rockwell Group Former Employee for severance or other separation benefits, any claims based on breach of contract and any other claims arising out of or in connection with the employment or the failure to offer employment to, or the termination of employment of, any such employee. The Company will indemnify and reimburse the New Rockwell Group for all liability relating to any claims made by any Company Group Continuing Employee or Company Group Former Employee for severance or other separation benefits, any claims based on breach of contract and any other claims arising out of or in connection with the employment or the failure to offer employment to, or the termination of employment of, any such employee. New Rockwell will indemnify and reimburse the Company Group for all liabilities resulting from any failure to file a determination letter request with the IRS within the remedial amendment period prescribed under Section 401(b) of the Code with respect to compliance with the

Tax Reform Act of 1986 for any qualified pension or savings plan assumed by the Company that is intended to be tax-qualified under Section 401(a) of the Code.

CLOSURE, RETENTION AND SEVERANCE ARRANGEMENTS

     In connection with the Transactions, the Company has implemented a Key Executive Retention and Severance Program designed to retain executives who are key to the successful operation of the A&D Business. This program has been made available to 52 executives of the A&D Business, including John A. McLuckey, Senior Vice President and President & Chief Operating Officer -- Aerospace and Defense of the Company. The program provides for a closure payment by the Company (which will be paid by New Rockwell) to each of nine executives (including Mr. McLuckey) if such executive is employed by the Company at the Closing Date. In addition, the program provides for certain retention and/or severance payments to be made by the Company to each of the 52 participating executives. The retention payment is payable 13 months after the Closing Date if the Transactions are consummated, such executive remains with the A&D Business through the Closing Date and such executive does not voluntarily terminate such employment before completion of at least 12 months after the Closing Date. The severance payment is payable if such executive is involuntarily terminated (other than for cause) within two years of the Closing Date or voluntarily terminates employment after such executive's responsibilities are substantially diminished in the period two years after the Closing Date.

     Pursuant to the Key Executive Retention and Severance Program, Mr. McLuckey would be eligible to receive a closure payment of $300,000, a retention payment of $830,000 and, if his employment is terminated as described above during the first year (in which event the retention payment would not be made) or the second year, as the case may be, after the Closing Date, a severance payment of $1,245,000 or $415,000, respectively.

TREATMENT OF OUTSTANDING STOCK OPTIONS

     For a description of the treatment of options to acquire shares of Company Common Stock and Company Class A Common Stock, as the case may be ("Company Options"), outstanding under the Company Stock Incentive Plans, see "Description of the New Rockwell Business and New Rockwell -- Stock Incentive Plans of the Company and New Rockwell -- New Rockwell Stock Incentive Plans; Treatment of Outstanding Stock Options".

TREATMENT OF OUTSTANDING RESTRICTED STOCK

     For a description of the treatment of outstanding restricted stock of the Company, see "Description of the New Rockwell Business and New
Rockwell -- Treatment of Outstanding Restricted Stock".

           DESCRIPTION OF THE NEW ROCKWELL BUSINESS AND NEW ROCKWELL

NEW ROCKWELL BUSINESS

     The New Rockwell Business segments are engaged in research, development, and manufacture of diversified products as follows:

     Electronics:

        Automation -- industrial automation equipment and systems, including control logic, sensors, human-machine interface devices, motors, power and mechanical devices and software products.

        Avionics and Communications -- avionics products and systems and related communications technologies primarily used in commercial and military aircraft, defense electronic systems for control, communications and intelligence.

        Semiconductor Systems -- system-level semiconductor chipset solutions for personal communication electronics markets, including facsimile and personal computer data modem products and wireless communications products such as global positioning systems ("GPS"), packet data, cordless and cellular chipsets and automated call distribution equipment.

     Automotive -- components and systems for heavy- and medium-duty trucks, buses, trailers, and heavy-duty off-highway vehicles (Heavy Vehicle Systems); and components and systems for light trucks and passenger cars (Light Vehicle Systems).

  ELECTRONICS

     The sales and operating earnings of the businesses that comprise the Electronics business segment for the three fiscal years ended September 30, 1995 and the nine months ended June 30, 1995 and 1996 were as follows:

                                                       FISCAL YEAR ENDED         NINE MONTHS
                                                         SEPTEMBER 30,         ENDED JUNE 30,
                                                    ------------------------   ---------------
                                                     1993     1994     1995     1995     1996
                                                    ------   ------   ------   ------   ------
                                                                  (IN MILLIONS)
    Sales:
      Automation..................................  $1,716   $2,085   $3,590   $2,575   $3,063
      Avionics and Communications.................   1,407    1,419    1,468    1,008    1,067
      Semiconductor Systems.......................     530      691      875      606    1,189
                                                    ------   ------   ------   ------   ------
              Total...............................  $3,653   $4,195   $5,933   $4,189   $5,319
                                                    ======   ======   ======   ======   ======
    Operating Earnings:
      Automation..................................  $  193   $  265   $  481   $  368   $  379
      Avionics and Communications.................     221      182      178      125      110
      Semiconductor Systems.......................      57       98      113       60      248
                                                    ------   ------   ------   ------   ------
              Total...............................  $  471   $  545   $  772   $  553   $  737
                                                    ======   ======   ======   ======   ======

     Automation. The acquisition of Reliance in the second fiscal quarter of 1995 made Automation the largest business of New Rockwell. Automation products include programmable controllers, human-machine interface devices, communications networks, programming and application software, AC/DC drives and drive systems, sensing and motion control devices, machine vision, computer numeric control systems, data acquisition products and global support services; the Reliance acquisition added standard and engineered motors and mechanical power transmission equipment. The New Rockwell Business is a leader in plant floor automation, focusing on helping customers control processes and become more competitive through increased flexibility, improved productivity and information flow.

     Avionics and Communications. The Avionics and Communications businesses provide electronic equipment for flight control, cockpit display, navigation, voice and data communication, cockpit management, radar, global positioning and other systems for airlines, corporate aircraft, general aviation, government and military applications, command, control and communications devices and systems and products and systems for the land transportation market (including on-board computing, electronic brake systems and integrated cab electronics).

     Semiconductor Systems. The Semiconductor Systems business provides semiconductor solutions for fax, voice and data modems for facsimile machines and personal computers. This business is making significant investments in mixed-signal computing semiconductor process, device design and communications algorithm core technologies. Applying these core technologies, this business is expanding into related personal communications electronics markets, such as entering the market for wireless communications, by supplying chipsets for cellular and cordless phones, wireless modem communications devices for laptop computers and modules for GPS receivers. In September 1996, the Company acquired for approximately $275 million Brooktree, a designer, developer and manufacturer of digital and mixed-signal integrated circuits for computer graphics and multimedia as well as high speed wide area digital communications applications. The Company will take a one-time after-tax charge of $121 million in the fourth quarter of fiscal 1996 for in-process research and development.

  AUTOMOTIVE

     The sales and operating earnings of the businesses that comprise the Automotive business segment for the three fiscal years ended September 30, 1995 and the nine months ended June 30, 1995 and 1996 were as follows:

                                                   FISCAL YEAR ENDED            NINE MONTHS
                                                     SEPTEMBER 30,             ENDED JUNE 30,
                                              ----------------------------    ----------------
                                               1993       1994       1995      1995      1996
                                              ------     ------     ------    ------    ------
                                                               (IN MILLIONS)
    Sales:
      Heavy Vehicle Systems.................  $1,455     $1,744     $1,929    $1,473    $1,386
      Light Vehicle Systems.................     893        900      1,192       901     1,007
                                              ------     ------     ------    ------    ------
         Total..............................  $2,348     $2,644     $3,121    $2,374    $2,393
                                              ======     ======     ======    ======    ======
    Operating Earnings......................  $  135     $  114     $  212    $  171    $  154
                                              ======     ======     ======    ======    ======

     Heavy Vehicle Systems. Automotive's Heavy Vehicle Systems business is a major global supplier of drivetrain components and systems for heavy- and medium-duty commercial trucks, buses, trailers and off-highway vehicles, and government heavy-duty wheeled vehicles. Major components include front steer axles, single and tandem rear drive axles, trailer axles, clutches, transmissions, drivelines, brakes, automatic slack adjusters and anti-lock braking systems. North American factory sales of heavy-duty trucks totaled 214,000 and 244,000 units in fiscal 1994 and 1995, respectively, and are expected to be 200,000 units in fiscal 1996. Sales of medium-duty trucks, used primarily for short hauls and local delivery, were 125,000 and 150,000 units in fiscal 1994 and 1995, respectively, and are expected to be 123,000 units in fiscal 1996. Trailer sales were 255,000 and 321,000 units in fiscal 1994 and 1995, respectively, and are expected to be 250,000 units in fiscal 1996.

     Light Vehicle Systems. Automotive's Light Vehicle Systems business is a leading supplier of roof, door, access control, seat adjusting and suspension systems and wheels for the world's passenger car and light truck industries. The Light Vehicle Systems business is emphasizing products that provide added value to its customers by concentrating its resources on the systems and electronics product lines. For example, the Light Vehicle Systems business is moving from providing just individual components toward more comprehensive systems with various power and electronic options. To enhance its ability to support North American customers for door systems, the Light Vehicle Systems business acquired the automotive window regulator business of Dura Automotive Systems, Inc. during fiscal 1995.

COMPETITIVE POSTURE

     The New Rockwell Business competes with many manufacturers which, depending on the product involved, range from large diversified enterprises comparable in scope and resources to the New Rockwell Business to smaller companies specializing in particular products. Factors which affect the New Rockwell Business's competitive posture are its research and development efforts, the quality of its products and services and its marketing and pricing strategies.

     The products of the Electronics business segments are sold by their own sales forces and through distributors and agents. Automotive components primarily are sold directly to original equipment manufacturers, some of which also are competitors in that they produce for their own use many of the products manufactured by the New Rockwell Business. Management believes that the New Rockwell Business is one of the largest independent manufacturers of automotive components and parts in North America.

GOVERNMENT CONTRACTS

     The Avionics and Communications business supplies certain military equipment to the United States Government. In addition to normal business risks, companies engaged in supplying military equipment to the United States Government are subject to unusual risks, including dependence on Congressional appropriations and administrative allotment of funds, changes in governmental procurement legislation and regulations and other policies which may reflect military and political developments, significant changes in contract scheduling, complexity of designs and the rapidity with which they become obsolete, constant necessity for design improvements, intense competition for available United States Government business necessitating increases in time and investment for design and development, difficulty of forecasting costs and schedules when bidding on developmental and highly sophisticated technical work and other factors characteristic of the industry. Changes are customary over the life of United States Government contracts, particularly development contracts, and generally result in adjustments of contract prices.

     Moreover, various claims (whether based on United States Government or internal audits and investigations or otherwise) have been or may be instituted or asserted against the New Rockwell Business related to its United States Government contract work, including claims based on business practices and cost classifications. Although such claims are usually resolved by detailed fact-finding and negotiation, on those occasions when they are not so resolved, civil or criminal legal or administrative proceedings may ensue. Depending on the circumstances and the outcome, such proceedings could result in fines, the cancellation of or suspension of payments under one or more United States Government contracts, suspension or debarment proceedings affecting potential further business with the United States Government, or alteration of the New Rockwell Business's procedures relating to the performance or obtaining of United States Government contracts. Management of the Company believes there are no claims, audits or investigations currently pending which will have a material adverse effect on the business or financial condition of the New Rockwell Business.

ACQUISITIONS AND DISPOSITIONS

     New Rockwell will continue the Company's practice of regularly considering the acquisition or development of new businesses and reviewing the prospects of its existing businesses to determine whether any of them should be modified, sold or otherwise discontinued. In January 1995, the Company completed its acquisition of Reliance, a major manufacturer of industrial products and telecommunications equipment, for $1,586 million. Reliance's telecommunications business was subsequently sold for $475 million in August 1995. During fiscal 1995, the Company also acquired several other businesses that are part of the New Rockwell Business at an aggregate cost of $92 million. On October 15, 1996, the Company sold its Graphic Systems business to an affiliate of Stonington Partners, Inc., a New York-based private investment firm, for approximately $600 million. The assets and liabilities of the Graphic Systems business have been classified on the Company's balance sheet as net assets of discontinued operations and the net income (loss) from operations of the Graphic Systems business has been reflected on the Company's consolidated statement of income as income from discontinued operations. In September 1996, the Company acquired Brooktree for approximately $275 million. Upon consummation of the Transactions, the Company will have an extremely low debt to total capital ratio which will enhance its ability, among other things, to make acquisitions.

GEOGRAPHIC INFORMATION

     The New Rockwell Business conducts operations in the United States and in 37 foreign countries. Selected financial information by major geographic area for the three years ended September 30, 1995 is contained in Note 21 of the Notes to Financial Statements of the Company included elsewhere herein.

     The New Rockwell Business's principal markets outside the United States are in Australia, Brazil, Canada, China, France, Germany, India, Italy, Japan, Korea, the Netherlands, Southeast Asia, Spain and the United Kingdom. In addition to normal business risks, operations outside the United States are subject to other risks including, among other factors, the political, economic and social environments, governmental laws and regulations, and currency revaluations and fluctuations.

RESEARCH AND DEVELOPMENT

     Information with respect to research and development efforts of the New Rockwell Business is contained in Note 15 of the Notes to Financial Statements of the Company included elsewhere herein. The Company's Science Center conducts a basic research program to support the strategies of the New Rockwell Business. The Transition Agreement will provide that following the Merger the Company's Science Center will continue to provide at agreed rates research services to the A&D Business similar to those currently provided to the A&D Business.

     At January 1, 1996, the New Rockwell Business employed approximately 6,600 professional engineers and scientists and 3,000 supporting technical personnel.

EMPLOYEES

     At June 30, 1996, the New Rockwell Business had 58,100 employees, of whom approximately 18,000 were employed outside the United States.

RAW MATERIALS AND SUPPLIES

     Raw materials essential to the conduct of all the New Rockwell Business segments generally are available at competitive prices. Many items of equipment and components used in the production of the products in all the New Rockwell Business segments are purchased from others. In addition, the Avionics and Communications business in the Electronics business segment generally subcontracts major portions of systems. Although the New Rockwell Business has a broad base of suppliers and subcontractors, it is dependent upon the ability of its suppliers and subcontractors to meet performance and quality specifications and delivery schedules.

ENVIRONMENTAL PROTECTION REQUIREMENTS

     Information with respect to the effect on the New Rockwell Business and its manufacturing operations of compliance with environmental protection requirements and resolution of environmental claims is contained in "-- Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company -- Environmental Issues". See also "-- Legal Proceedings" below.

PATENTS, LICENSES AND TRADEMARKS

     Numerous patents and patent applications are owned or licensed by the Company and utilized by the New Rockwell Business in its activities and manufacturing operations. Pursuant to the Distribution Agreement, as part of the Contribution, the patents, patent applications and licenses of the Company will be allocated between the Company Group and New Rockwell Group in accordance with the business in which they are primarily used, and the New Rockwell Group and the Company Group will cross-license each other to use the patents and other intellectual property rights so allocated that are used in the other Group's business. Various claims of patent infringement have been made against the Company (for which New Rockwell will assume liability pursuant to the Distribution Agreement). Management believes that none of these claims will have a material adverse effect on the consolidated financial statements of the New Rockwell Business. While in the aggregate the New Rockwell Business's patents and licenses are considered important in the operation of its business, management does not consider them of such importance that loss or termination of any one of them would materially affect the New Rockwell Business.

     The "Rockwell International Corporation" name, the registered trademarks "Rockwell" and "Rockwell International" and the corporate symbol are important to all of the segments of the New Rockwell Business. In addition, pursuant to the Distribution Agreement New Rockwell will acquire ownership of a large number of other important trademarks applicable only to certain of its products, such as "Collins" for navigation and communication equipment, "Allen-Bradley" and "A-B" for electronic controls and systems for industrial automation, and "Reliance" for electric motors and mechanical power transmission products.

SEASONALITY

     None of the New Rockwell Business segments is seasonal.

PROPERTIES

     At September 30, 1995, the New Rockwell Business operated 170 plants and research and development facilities throughout the United States and in Europe, Brazil, Canada, Mexico, Australia and the Far East. It also had approximately 325 sales offices, warehouses and service centers. These facilities had an aggregate floor space of approximately 32.9 million square feet. Of this floor space, approximately 76% was owned and approximately 24% was leased. At September 30, 1995, the New Rockwell Business had 0.9 million square feet of floor space that was not in use, almost all of which was in owned facilities. There are no major encumbrances (other than financing arrangements which in the aggregate are not material) on any of the New Rockwell Business's plants or equipment. In the opinion of management, the New Rockwell Business's properties have been well maintained, are in sound operating condition and contain all equipment and facilities necessary to operate at present levels. A summary of floor space of these facilities at September 30, 1995 is as follows:

                                                                  OWNED          LEASED
                      LOCATION AND SEGMENTS                     FACILITIES     FACILITIES     TOTAL
    ----------------------------------------------------------  ----------     ----------     -----
                                                                   (IN MILLIONS OF SQUARE FEET)
    United States:
      Electronics.............................................     12.5            4.5        17.0
      Automotive..............................................      4.4            0.4         4.8
    Europe:
      Electronics.............................................      0.6            1.3         1.9
      Automotive..............................................      3.8            0.3         4.1
    South America:
      Electronics.............................................       --            0.2         0.2
      Automotive..............................................      2.0             --         2.0
    Canada and other areas:
      Electronics.............................................      0.5            0.7         1.2
      Automotive..............................................      0.8             --         0.8
    Corporate Offices (including certain research and
      development facilities).................................      0.4            0.5         0.9
                                                                  -----          -----        -----
              Total...........................................     25.0            7.9        32.9
                                                                =======        =======        ====

     The Transition Agreement will provide for the temporary occupancy by New Rockwell of certain portions of the Company's Seal Beach, California facility until such time as New Rockwell relocates its headquarters to another location in Southern California.

LEGAL PROCEEDINGS

     Rocky Flats Plant. On January 30, 1990, a civil action was brought in the United States District Court for the District of Colorado against the Company and another former operator of the DOE's Rocky Flats Plant, Golden, Colorado, operated from 1975 through December 31, 1989 by the Company for the DOE. The action alleges the improper production, handling and disposal of radioactive and other hazardous substances, constituting, among other things, violations of various environmental, health and safety laws and regulations, and misrepresentation and concealment of the facts relating thereto. The plaintiffs, who purportedly represent two classes, sought compensatory damages of $250 million for diminution in value of real estate and other economic loss; the creation of a fund of $150 million to finance medical monitoring and surveillance services; exemplary damages of $300 million; CERCLA response costs in an undetermined amount; attorneys' fees; an injunction; and other proper relief. On February 13, 1991, the court granted certain of the motions of the defendants to dismiss the case. The plaintiffs subsequently filed a new complaint, and on November 26, 1991, the court granted in part a renewed motion to dismiss. The remaining portion of the case is pending before the court. On October 8, 1993, the court certified separate medical monitoring and property value classes. Effective August 1, 1996, the DOE assumed control of the defense of the contractor defendants, including the Company, in the action. Beginning on that date, the costs of the Company's defense, which had previously been reimbursed to the Company by the DOE, have been and are being paid directly by the DOE. The Company believes that it is entitled under applicable law and its contract with the DOE to be indemnified for all costs and any liability associated with this action.

     On November 13, 1990, the Company was served with a summons and complaint in another civil action, which the Company believes is totally without merit, brought against the Company in the same court by James Stone, claiming to act in the name of the United States, alleging violations of the U.S. False Claims Act in connection with the Company's operation of the DOE's Rocky Flats Plant (and seeking treble damages and forfeitures) as well as a personal cause of action for alleged wrongful termination of employment, seeking reinstatement with back pay and other unspecified damages. On August 8, 1991, the court dismissed the personal cause of action.

     On February 2, 1994, the court denied the Company's motion to dismiss the complaint for lack of subject matter jurisdiction, and discovery is proceeding. On November 14, 1995, the Department of Justice filed a motion seeking leave to intervene in the case on the government's behalf. In response to that action the DOE notified the Company on December 6, 1995 that it will no longer reimburse costs incurred by the Company in defense of this action. The Company believes intervention by the Department of Justice would be improper, and is therefore opposing both governmental actions.

     On January 8, 1991, the Company filed suit in the United States Claims Court against the DOE, seeking recovery of $6.5 million of award fees to which the Company alleges it is entitled under the terms of its contract with the DOE for management and operation of the DOE's Rocky Flats Plant during the period October 1, 1988 through September 30, 1989. On July 17, 1996 the government filed an amended answer and counterclaim against the Company alleging violations of the U.S. False Claims Act previously asserted in the civil action described in the two preceding paragraphs. The Company believes the government's counterclaim is without merit.

     Hanford Nuclear Reservation. On August 6, 1990 and August 9, 1990, civil actions were filed in the United States District Court for the Eastern District of Washington against the Company and the present and other former operators of the DOE's Hanford Nuclear Reservation, Hanford, Washington. The Company operated part of the DOE's Hanford Nuclear Reservation for the DOE from 1977 through June 1987. Both actions purport to be brought on behalf of various classes of persons and numerous individual plaintiffs who resided, worked, owned or leased real property, or operated businesses, at or near the DOE's Hanford Nuclear Reservation or downwind or downriver from the DOE's Hanford Nuclear Reservation, at any time since 1944.

The actions allege the improper handling and disposal of radioactive and other hazardous substances and assert various statutory and common law claims. The relief sought includes unspecified compensatory and punitive damages for personal injuries and for economic losses, and various injunctive and other equitable relief.

     Other cases asserting similar claims (the follow-on claims) on behalf of the same and similarly situated individuals and groups have been filed from time to time since August 1990, and may continue to be filed from time to time in the future. These actions and the follow-on claims have been (and any additional follow-on claims that may be filed are expected to be) consolidated in the United States District Court for the Eastern District of Washington under the name In re Hanford Nuclear Reservation Litigation. Because the claims and classes of claimants included in the actions described in the preceding paragraph are so broadly defined, the follow-on claims filed as of December 21, 1995 have not altered, and possible future follow-on claims are not expected to alter, in any material respect the scope of the litigation.

     Effective October 1, 1994, the DOE assumed control of the defense of certain of the contractor defendants (including the Company) in the In re Hanford Nuclear Reservation Litigation. Beginning on that date, the costs of the Company's defense, which had previously been reimbursed to the Company by the DOE, have been and are being paid directly by the DOE. The Company believes it is entitled under applicable law and its contracts with the DOE to be indemnified for all costs and any liability associated with these actions.

     Other. On June 24, 1996, judgment was entered against the Company in a civil action in the Circuit Court of Logan County, Kentucky on a jury verdict awarding $8 million in compensatory and $210 million in punitive damages for property damage. The action had been brought August 12, 1993 by owners of flood plain real property near Russellville, Kentucky allegedly damaged by PCBs discharged from a plant owned and operated by the Company's Measurement & Flow Control Division prior to its divestiture in March 1989. The Company believes that the verdict is unsupported by the evidence and, on July 3, 1996, moved for judgment in its favor notwithstanding the verdict, or in the alternative, for a new trial.

     Various other lawsuits, claims and proceedings have been or may be instituted or asserted against the Company relating to the conduct of the New Rockwell Business, including those pertaining to product liability, environmental, safety and health, intellectual property, employment, and government contract matters. Although the outcome of litigation cannot be predicted with certainty and some lawsuits, claims or proceedings may be disposed of unfavorably to the Company, management believes the disposition of matters which are pending or asserted will not have a material adverse effect on the financial statements of the New Rockwell Business.

     Pursuant to the terms of the Reorganization Agreements, if the Transactions are consummated New Rockwell will assume responsibility for all litigation pending against the Company in respect of the New Rockwell Business and certain litigation in respect of the A&D Business, including the litigation described above. Under the terms of the Merger Agreement, it is a condition to the Company's obligation to consummate the Merger that each of Boeing, the Company and New Rockwell receive an advance agreement from the DOE in form and substance reasonably satisfactory to each pursuant to which the contractual indemnification currently provided by the DOE to the Company under certain contracts, including contracts in respect of the DOE's Rocky Flats Plant and the DOE's Hanford Nuclear Reservation, shall be extended to New Rockwell as well as to the Company.

CAPITALIZATION OF THE COMPANY AND PRO FORMA CAPITALIZATION OF NEW ROCKWELL

     The following table sets forth the capitalization of the Company and the pro forma capitalization of New Rockwell at June 30, 1996 after giving effect to the Merger and related transactions described in the notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet of New Rockwell and Unaudited Pro Forma Condensed Consolidated Statements of Income of New Rockwell included elsewhere in this Proxy Statement-Prospectus. This table should be read in conjunction with the notes referred to above and the Company's historical consolidated financial statements and related notes thereto included elsewhere in this Proxy Statement-Prospectus.

                                                                         JUNE 30, 1996
                                                                  ----------------------------
                                                                    COMPANY      NEW ROCKWELL
                                                                  HISTORICAL       PRO FORMA
                                                                  -----------    -------------
                                                                         (IN MILLIONS)
Debt, including short-term debt..................................   $ 2,466(1)      $   304
Shareowner's equity:
  Company Shares:
     Company Common Stock - 600 million shares authorized, 209.5
       million shares issued.....................................       210(2)
     Company Class A Common Stock - 200 million shares
       authorized, 28.2 million shares issued....................        28
  New Rockwell Shares:
     New Rockwell Common Stock - 1,000 million shares authorized,
       190.1 million shares issued...............................                       190(2)
     New Rockwell Class A Common Stock - 100 million shares
       authorized 28.2 million shares issued.....................                        28
  Additional paid-in capital.....................................       198(2)          931(2)(3)
  Retained earnings..............................................     4,443           4,443
  Currency translation...........................................      (130)           (130)
  Treasury stock.................................................      (559)(2)          --(2)
                                                                     ------          ------
Total shareowners' equity........................................     4,190           5,462
                                                                     ------          ------
Total capitalization.............................................   $ 6,656         $ 5,766
                                                                     ======          ======

---------------

(1) Includes debt of $2,162 million which has been reclassified to discontinued operations.

(2) 19.4 million shares of Company Common Stock held as treasury stock will be canceled without payment of consideration therefor in connection with the Transactions, resulting in reductions in Common Stock ($20 million) and additional paid-in capital ($539 million) and the elimination of treasury stock ($559 million).

(3) Increased to reflect the divestiture of the net liabilities of the A&D Business ($1,302 million) and decreased to reflect the liability for expenses incurred in connection with the Transactions ($30 million) and the cancellation of 19.4 million shares of treasury stock ($539 million).

SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY

     The following sets forth selected consolidated financial data of the Company's businesses that will be contributed to New Rockwell. The selected consolidated financial data exclude financial data pertaining to the A&D Business and the Retained Company Debt. The selected consolidated financial data have been derived from the consolidated financial statements of the Company. The data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company" and the consolidated financial statements of the Company and notes thereto included elsewhere in this Proxy Statement-Prospectus. The income statement data for the five years ended September 30, 1995 and the balance sheet data as of the same dates have been derived from the audited consolidated financial statements of the Company. The income statement data for the nine months ended June 30, 1995 and 1996 and the balance sheet data as of June 30, 1995 and 1996 have been derived from the unaudited consolidated financial statements of the Company, which, in the opinion of management, include all adjustments necessary for a fair presentation of financial position and results of operations for such periods. Operating results for the nine months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the entire year ending September 30, 1996.

                                                                                                  NINE MONTHS
                                                                                                     ENDED
                                                        FISCAL YEAR ENDED SEPTEMBER 30,            JUNE 30,
                                                   ------------------------------------------   ---------------
                                                    1991     1992     1993     1994     1995     1995     1996
                                                   ------   ------   ------   ------   ------   ------   ------
                                                               (IN MILLIONS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
Sales from continuing operations.................  $6,112   $5,856   $6,204   $7,029   $9,065   $6,571   $7,712
Nonrecurring gains(1)............................     122       --       --       --       --       --       --
Operating earnings...............................     616      479      593      667      953      716      891
Interest expense.................................      27       35       18       17       25       17       23
Income from continuing operations(2).............     308      243      302      351      493      378      484
Earnings per common share from continuing
  operations:
  Primary........................................    1.32     1.09     1.37     1.59     2.27     1.74     2.23
  Fully diluted..................................    1.30     1.08     1.35     1.56     2.23     1.70     2.19
Cash dividends per common share..................    0.86     0.92     0.96     1.02     1.08     0.81     0.87
BALANCE SHEET DATA:
  (at end of period)
  Total assets...................................  $6,663   $6,090   $6,298   $6,593   $9,229   $9,550   $9,559
  Long-term debt.................................      23       23       20       30      178      179      166
  Shareowners' equity............................   4,224    2,778    2,956    3,356    3,782    3,661    4,190

---------------

(1) Nonrecurring gains in 1991 include gains of $344 million, principally the sale of the Company's Network Transmission Systems business, offset by a provision for restructuring of $222 million. The provision consists principally of the estimated costs for plant closings and product line consolidations in businesses that will be contributed to New Rockwell.

(2) Income from continuing operations in 1992 excludes the cumulative effect of the adoption of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions." The cumulative effect of adopting this standard reduced net income by $1,519 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF THE COMPANY

  OUTLOOK

     Sales of continuing operations, which exclude the A&D Business and the Graphic Systems business, are estimated by the Company to be approximately $10.4 billion for the fiscal year ended September 30, 1996, with international sales constituting 43% of that total. The related income and primary earnings per share from continuing operations are estimated by the Company to be approximately $677 million and $3.11 per share, respectively, excluding the interest expense related to the debt to be retained by the A&D Business and corporate expenses allocable to the A&D Business. The estimated income and primary earnings per share amounts exclude the effect of the one-time write-off of $121 million ($.56 per share) of in-process research and development in connection with the acquisition of Brooktree, which was completed in September 1996. In the Company's fourth fiscal quarter ended September 30, 1996, the Company will record a restructuring charge of approximately $74 million, or approximately 34 cents per share, related to a decision to exit several non-strategic product lines of its on-going businesses and the costs associated with staff reductions, mostly outside the United States. The charge will be offset by a favorable resolution of prior years' research and experimental tax refund claims and by a favorable settlement of insurance claims, which will increase the Company's fiscal 1996 fourth quarter income by approximately $76 million, or approximately 35 cents per share.

     Management of the New Rockwell Business has established long-term financial goals for average annual sales growth of 8% and average annual primary earnings per share growth of 15%. During the five fiscal years ended September 30, 1996, the New Rockwell Business has exceeded those goals, achieving average annual sales growth of 15% (including the acquisition of Reliance in 1995) and average annual primary earnings per share growth of 30% (excluding the $121 million one-time write-off of in-process research and development which will be taken in the fourth quarter of fiscal 1996 in connection with the Brooktree acquisition).

 RESULTS OF OPERATIONS -- NINE MONTHS ENDED JUNE 30, 1996 COMPARED TO NINE
                          MONTHS ENDED JUNE 30, 1995

     Sales for the first nine months of fiscal 1996 increased $1.1 billion, or 17 percent, over the first nine months of fiscal 1995 principally due to higher sales in the Automation and Semiconductor Systems businesses. Automation's sales for the first nine months increased $488 million, or 19 percent, from the same period a year ago, principally due to the inclusion of $338 million of first quarter sales of Reliance. Although growth in Automation's served markets for 1996 is continuing, the rate of growth in this industry has slowed from 1995's record levels. Semiconductor Systems' sales for the first nine months of fiscal 1996 nearly doubled 1995's sales for the comparable period driven by the strong demand for its very high-speed personal computer data/fax/voice modem products. Sales of Semiconductor Systems in the fourth quarter of 1996 are expected to be somewhat lower than the third quarter of 1996. Sales of Avionics and Communications and Automotive's Light Vehicle Systems were also up for the first nine months of fiscal 1996, while sales of Automotive's Heavy Vehicle Systems were down principally due to depressed markets in Brazil.

     Income from continuing operations for the first nine months of fiscal 1996 increased 28 percent from 1995's first nine months principally due to a substantial earnings increase in the Semiconductor Systems business related to the sales increase noted above. Automation's 1996 first nine months earnings increased slightly as the business made significant investments in international marketing, new product launches, and manufacturing and distribution facilities to improve customer service. Avionics and Communications' earnings for the first nine months of 1996 benefited from higher sales but were below last year's first nine months due to higher discretionary expenses and a charge resulting from the bankruptcy of Fokker N.V.

     Automotive's earnings for the first nine months of fiscal 1996 decreased 10 percent from fiscal 1995's first nine months primarily due to depressed economic conditions in Brazil and Mexico and an $11 million reserve for restructuring Light Vehicle Systems' European operations, which more than offset improved cost performance in Heavy Vehicle Systems, volume improvements in Light Vehicle Systems and a gain on the sale of a plant.

  RESULTS OF OPERATIONS -- FISCAL YEAR ENDED SEPTEMBER 30, 1995 COMPARED TO
                           FISCAL YEAR ENDED SEPTEMBER 30, 1994

     Sales for 1995 increased $2 billion, or 29 percent, from 1994 sales. The acquisition of Reliance contributed $1 billion to this increase, while strong markets, new product introductions and increased market share led to record sales by the Semiconductor Systems, Automation, and Light and Heavy Vehicle Systems businesses. Avionics and Communications 1995 sales were also up from 1994. International sales increased 29 percent over 1994.

     Income from continuing operations for 1995 increased 40 percent over 1994. Automation's 1995 earnings were up 82 percent over 1994, 45 percent due to strong worldwide markets for Allen-Bradley products and 37 percent to the inclusion of Reliance in 1995's results. Excluding the newly acquired Reliance operations, Automation posted 1995 sales increases of 19 percent in the United States, 36 percent in Canada, 38 percent in Asia-Pacific, 28 percent in Europe, and 26 percent in Latin America.

     Semiconductor Systems' earnings were 15 percent higher than 1994 due to strong customer demand for its new high speed data modem products which reached full production during 1995's third quarter. In the fourth quarter, Semiconductor Systems' earnings were more than three times higher than 1994's fourth quarter earnings.

     Avionics and Communications' 1995 earnings were approximately the same as 1994 as a result of significant investments in products to address the land transportation electronics market being offset by strengthening commercial avionics markets in the second half of 1995 and substantial completion of development work on the Boeing 777 program.

     Automotive's 1995 earnings were up 86 percent over 1994 due to sales increases and improved operating performance in both its Heavy and Light Vehicle Systems businesses, and lower Heavy Vehicle Systems product warranty costs. Earnings of Heavy Vehicle Systems in 1995 more than doubled 1994's results, while earnings of Light Vehicle Systems were up 32 percent over 1994. Automotive's return on sales increased to 6.8 percent in 1995 compared to 4.3 percent in 1994.

     Income from continuing operations for 1995 was reduced by higher contributions to the Company's charitable trust and increased environmental costs related to previously disposed businesses.

  RESULTS OF OPERATIONS -- FISCAL YEAR ENDED SEPTEMBER 30, 1994 COMPARED TO
                           FISCAL YEAR ENDED
                     SEPTEMBER 30, 1993

     Sales in 1994 increased 13 percent over 1993 sales. All of the Company's continuing businesses achieved higher sales in 1994 compared to 1993 led by significant increases in Automation, Semiconductor Systems and Heavy Vehicle Systems. Automation's sales increased 22 percent and Semiconductor Systems' sales increased 30 percent due to strong markets and new product driven increased market shares. Sales of Heavy Vehicle Systems increased 20 percent reflecting the strong North American truck markets.

     Income from continuing operations in 1994 increased 16 percent from 1993 principally due to the higher sales and improved earnings performance by the Automation and Semiconductor Systems businesses.

     Automation's 1994 earnings increased 37 percent over 1993 due to strong demand for Allen-Bradley products in all of its primary markets worldwide. Automation's incoming orders in 1994 averaged $8.8 million per day, up 21 percent from 1993 and international sales surpassed 30 percent of total sales for the first time.

     Semiconductor Systems' earnings in 1994 increased 72 percent over 1993 as the business experienced strong demand for its data modems, principally in the fast growing personal computer market. The business shipped over 15 million data modems in 1994 compared to approximately 9 million in 1993, and shipped 8 million facsimile machine modems compared to 6 million in 1993.

     Avionics and Communications' 1994 earnings were 18 percent below 1993. Although the general aviation and government avionics product lines had increased sales and earnings in 1994, total earnings were below 1993 due to weak air transport markets and investments in new product development.

     Automotive's earnings declined 16 percent in 1994 as compared to 1993. Significant 1994 gains in Heavy Vehicle Systems earnings attributable to the strong North American truck markets were largely offset by higher product warranty provisions. The product warranty provisions included higher than anticipated costs related to the business' extended warranty program as well as a charge to recognize the cost of inspections and potential field modifications of certain transmission products. In Light Vehicle Systems, 1994 earnings were lower than 1993 due to the effect of weak international markets and investments in automotive electronics.

  FINANCIAL CONDITION

     Management believes that New Rockwell's financial condition will be a major strength for its continuing businesses. Since the A&D Business will retain substantially all of the short- and long-term domestic borrowings of the Company, upon consummation of the Transactions New Rockwell will have an extremely low 5% debt to total capital ratio which will enhance its ability to make acquisitions, make internal investments and increase stock repurchases.

     Following the Merger, New Rockwell intends to launch a $1 billion share repurchase program which it expects to complete in approximately one year.

     In addition, New Rockwell will initially have cash balances of approximately $800 million, including the effect of the sale of the Graphic Systems business and the purchase of Brooktree.

     Cash provided by operating activities was $636 million for the first nine months of fiscal 1996, $710 million in fiscal 1995, $740 million in fiscal 1994, and $631 million in fiscal 1993. This is after funding the working capital needs of the businesses as well as substantial investments in research and new product development.

     A major use of cash will be capital expenditures to accommodate the growth profile of New Rockwell's leadership businesses, particularly the fast-growing Automation and Semiconductor Systems businesses. Capital expenditures were $537 million for the first nine months of fiscal 1996, $590 million for fiscal 1995, $470 million for fiscal 1994, and $319 million for fiscal 1993. Substantially all the capital expenditures during this period were for facilities and equipment to support business growth initiatives as well as cost reduction and quality improvement programs. In July 1996, the Semiconductor Systems business announced that due to current and forecasted favorable pricing in the worldwide semiconductor silicon wafer fabrication marketplace, it will delay by approximately 12 months the production start-up of its new facility currently under construction in Colorado Springs. Management believes, with the excellent earnings potential of the businesses and aggressive asset management, that capital expenditures of the businesses will be funded with cash provided by operating activities.

     The major use of cash in fiscal 1995 was the acquisition of Reliance for $1,586 million. The acquisition price was financed through the subsequent sale of Reliance's telecommunications business for $475 million and the issuance of $300 million in three-year notes, $500 million in ten-year notes, and $311 million of commercial paper.

     Another use of cash will be the payment of dividends. Initially New Rockwell expects to pay quarterly dividends at the same $1.16 per share annual rate currently paid by the Company. During the past three years dividend payments as a percent of net income have ranged from 32 percent in 1995 to 38 percent in 1993.

  INCOME TAXES

     The Company's effective income tax rate for continuing operations in 1995 was 39.2 percent compared to 38.2 percent in 1994. The increase is principally due to the amortization of goodwill recorded in the Reliance acquisition which is not deductible for tax purposes.

     At September 30, 1995, the Company had unrecognized tax benefits from foreign net operating loss carryforwards of approximately $37 million. Of the loss carryforwards, $35 million expire between 1996 and 2003 and the remaining $2 million do not expire. The Company also had foreign tax credit carryforwards of approximately $55 million at September 30, 1995 which expire through 2000. These unrecognized tax benefits are available to reduce future income taxes of the New Rockwell Business.

     The Company filed a research and experimentation tax credit refund claim for the years 1981 through 1991. In 1994 a small portion of the claim was favorably resolved and the remaining portion, approximately $90 million including interest, related to fixed-price government contracts, was disallowed. The Company appealed this decision to the Internal Revenue Service Appeals Office and has reached an agreement with the IRS pursuant to which the Company will receive approximately $70 million, including interest, subject to the approval of the settlement by the Joint Congressional Committee on Taxation. The rights to this refund are being retained by New Rockwell.

  ENVIRONMENTAL ISSUES

     Federal, state and local requirements relating to the discharge of substances into the environment, the disposal of hazardous wastes, and other activities affecting the environment have had and will continue to have an impact on the manufacturing operations of the Company. Thus far, compliance with environmental requirements and resolution of environmental claims have been accomplished without material effect on the Company's liquidity and capital resources, competitive position, or financial statements.

     It is difficult to estimate the timing and ultimate amount of environmental costs to be incurred in the future due to uncertainties about the status of the law, regulations, technology, and information related to individual sites. Nevertheless, to assess the materiality for financial statement disclosure purposes, management estimates the total reasonably possible remediation costs that could be incurred by the Company. In the determination of such estimates, consideration is given to the professional judgment of the Company's environmental engineers, in consultation with outside environmental specialists when necessary, and counsel, including assessments as to the likelihood that other companies which have been designated as potentially responsible parties ("PRP") have the financial resources and commitment to fulfill their obligations at Superfund sites where they and the Company may be jointly and severally liable. For certain sites, only a range of reasonably possible costs can be estimated. In these cases, the top end of the range is included in management's estimate of total reasonably possible costs; however, in the determination of accruals, the low end of the range is accrued as prescribed by generally accepted accounting principles.

     The Company records accruals for environmental issues in the accounting period in which its responsibility is established and the cost can be reasonably estimated. The Company records receivables for expected recoveries from third parties only when it is probable that such parties will fulfill their obligation to pay and have the financial resources to do so.

     The Company, including Reliance, has been designated as a PRP at 50 Superfund sites, excluding sites as to which the Company's records disclose no involvement or as to which the Company's potential liability has been finally determined. Management estimates the total reasonably possible costs the Company could incur for the remediation of Superfund sites at September 30, 1995 to be about $57 million, of which $35 million has been accrued.

     Various other lawsuits, claims, and proceedings have been asserted against the Company alleging violations of Federal, state and local environmental protection requirements, or seeking remediation of alleged environmental impairments, principally at previously disposed of properties. For these matters, management has estimated the total reasonably possible costs the Company could incur at September 30, 1995 to be about $140 million. The Company has recorded environmental accruals for these matters of $110 million, of which $46 million relate to Reliance.

     A major portion of the $46 million accrual for Reliance's environmental obligations will be recoverable from Exxon Corporation, based on an agreement between Exxon and Reliance whereby Exxon agreed to pay substantially all costs related to certain environmental matters. Therefore, an offsetting $25 million receivable from Exxon has been recorded at September 30, 1995. In addition, the Company believes Reliance is entitled to indemnification from Exxon with respect to one site involving approximately $18 million of cost, as to which Exxon is disputing its indemnification obligation.

     New Rockwell has agreed to assume responsibility for certain preexisting environmental liabilities related to A&D Business sites to the extent that such liabilities are not allowable costs in connection with a United States Government contract based on an act or omission by the Company or any of its subsidiaries prior to the Effective Time. The Company anticipates that substantially all environmental expenditures related to the A&D Business will be allowable costs on United States Government contracts. See "Post-Closing Arrangements -- Terms of the Post-Closing Covenants Agreement -- Indemnification by New Rockwell".

     Based on its assessment, management believes that New Rockwell's expenditures for environmental capital investment and remediation necessary to comply with present regulations governing environmental protection and other expenditures for the resolution of environmental claims will not have a material adverse effect on New Rockwell's liquidity and capital resources, competitive position, or financial statements. Management cannot assess the possible effect of compliance with future requirements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET OF NEW ROCKWELL

     The unaudited pro forma condensed consolidated balance sheet of New Rockwell has been derived from the historical consolidated balance sheet of the Company adjusted for certain costs and expenses to be incurred as a result of the proposed Transactions. The unaudited pro forma condensed consolidated balance sheet of New Rockwell has been prepared assuming the Transactions occurred on June 30, 1996. The unaudited pro forma condensed consolidated balance sheet excludes the effect of the acquisition of Brooktree. The acquisition, which was completed in September 1996, will have an immaterial effect on the financial position of New Rockwell.

     The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the historical consolidated financial statements of the Company and the notes thereto for the three years in the period ended September 30, 1995 and for the nine months ended June 30, 1995 and 1996 included elsewhere in this Proxy Statement-Prospectus. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of the financial position of New Rockwell that would actually have been obtained had the Transactions been consummated on June 30, 1996.

                                                                     JUNE 30, 1996
                                                   -------------------------------------------------
                                                     COMPANY         PRO FORMA          NEW ROCKWELL
                                                    HISTORICAL      ADJUSTMENTS          PRO FORMA
                                                   ------------     -----------         ------------
                                                                     (IN MILLIONS)
ASSETS
Cash.............................................     $  639          $     -              $  639
Receivables......................................      1,645                -               1,645
Inventories......................................      1,751                -               1,751
Net assets -- Graphic Systems....................        541                -                 541
Other current assets.............................        451                -                 451
                                                       -----            -----               -----
     Total current assets........................      5,027                -               5,027
Property, net....................................      2,453                -               2,453
Intangible assets................................      1,827                -               1,827
Other assets.....................................        252                -                 252
                                                       -----            -----               -----
     Total assets................................     $9,559          $     -              $9,559
                                                       =====            =====               =====
LIABILITIES AND SHAREOWNERS' EQUITY
Short-term debt..................................     $  138          $     -              $  138
Accounts payable and accrued liabilities.........      2,259               30(1)            2,289
Net liabilities -- A&D Business..................      1,302           (1,302)(2)               -
                                                       -----            -----               -----
     Total current liabilities...................      3,699           (1,272)              2,427
Long-term debt...................................        166                -                 166
Accrued retirement benefits......................      1,144                -               1,144
Other liabilities................................        360                -                 360
Shareowners' Equity:
Common Stock.....................................     $  210          $   (20)(3)          $  190
Class A Common Stock.............................         28                -                  28
Additional paid-in-capital.......................        198            1,302(2)              931
                                                                          (30)(1)
                                                                         (539)(3)
Retained earnings................................      4,443                -               4,443
Currency translation.............................       (130)               -                (130)
Common stock in treasury.........................       (559)             559(3)                -
                                                       -----            -----               -----
     Total shareowners' equity...................      4,190            1,272               5,462
                                                       -----            -----               -----
          Total liabilities and shareowners'
            equity...............................     $9,559          $     -              $9,559
                                                       =====            =====               =====

---------------
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet:

(1) The liability for expenses recorded in connection with the Transactions.

(2) The divestiture of the net liabilities of the A&D Business.

(3) The elimination of Company Common Stock held in treasury, as such shares will be canceled without payment of consideration therefor in connection with the Transactions.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME OF NEW ROCKWELL

     The following pro forma financial information presents the Company's businesses that will be contributed to New Rockwell. The unaudited pro forma condensed consolidated statements of income of New Rockwell have been derived from the historical consolidated statements of income of the Company included elsewhere herein. The unaudited pro forma condensed consolidated statements of income of New Rockwell have been prepared assuming that the Transactions and the acquisition of Reliance occurred on October 1, 1994.

     The unaudited pro forma condensed consolidated statements of income should be read in conjunction with the historical consolidated financial statements of the Company and the notes thereto for the three years in the period ended September 30, 1995 and for the nine months ended June 30, 1995 and 1996 included elsewhere in this Proxy Statement-Prospectus. The unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the financial results of New Rockwell that would have actually been obtained had the Transactions or the acquisition of Reliance been consummated on October 1, 1994. The unaudited pro forma condensed consolidated statements of income of New Rockwell exclude the acquisition of Brooktree which was completed in September 1996. The results of operations of Brooktree are not material in relation to New Rockwell's consolidated results of operations. The Company will incur a one-time write-off of approximately $120 million at the time of acquisition for in-process research and development.

                                                           FISCAL YEAR ENDED SEPTEMBER 30, 1995
                                                 --------------------------------------------------------
                                                                   PRO FORMA ADJUSTMENTS
                                                                ---------------------------        NEW
                                                  COMPANY           ADD            OTHER        ROCKWELL
                                                 HISTORICAL     RELIANCE(1)     ADJUSTMENTS     PRO FORMA
                                                 ----------     -----------     -----------     ---------
                                                 (IN MILLIONS, EXCEPT PER SHARE DATA)
Sales..........................................    $9,065          $ 329           $  --         $ 9,394
Other income...................................        73             --              --              73
                                                    -----           ----            ----           -----
     Total revenues............................    $9,138          $ 329           $  --         $ 9,467
                                                    =====           ====            ====           =====
Cost of sales..................................    $6,991          $ 248           $  (9)(2)     $ 7,230
Selling, general and administrative............     1,311             56             (10)(3)       1,357
Interest.......................................        25              3              --              28
                                                    -----           ----            ----           -----
     Total costs and expenses..................    $8,327          $ 307           $ (19)        $ 8,615
                                                    =====           ====            ====           =====
Income before income taxes.....................    $  811          $  22           $  19         $   852
Provision for income taxes.....................       318              6               8             332
                                                    -----           ----            ----           -----
Income from continuing operations..............    $  493          $  16           $  11         $   520
                                                    =====           ====            ====           =====
Earnings per share:
  Primary......................................     $2.27          $0.07           $0.05           $2.39
  Fully diluted................................     $2.23          $0.07           $0.05           $2.35

---------------
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income:

(1) To record the results of operations of Reliance for the first quarter of 1995, since the acquisition of Reliance was effective for accounting purposes on December 31, 1994 and, therefore, the historical results include the operations of Reliance for only nine months. The results of operations exclude Reliance's telecommunications business which was divested and interest related to the borrowings used to finance the acquisition of Reliance, as those borrowings will be retained by the A&D Business in connection with the Merger.

(2) Pension expense related to retirees of the New Rockwell Business prior to January 1, 1996. The liability for these retirees will be retained by the A&D Business in connection with the Merger.

(3) Corporate expenses directly attributable to the A&D Business.

                                                                NINE MONTHS ENDED JUNE 30, 1996
                                                            ----------------------------------------
                                                                                              NEW
                                                             COMPANY        PRO FORMA      ROCKWELL
                                                            HISTORICAL     ADJUSTMENTS     PRO FORMA
                                                            ----------     -----------     ---------
                                                            (IN MILLIONS, EXCEPT PER SHARE DATA)
Sales.....................................................    $7,712          $  --         $ 7,712
Other income..............................................        89             --              89
                                                               -----           ----           -----
     Total revenues.......................................    $7,801          $  --         $ 7,801
                                                               =====           ====           =====
Cost of sales.............................................    $5,872          $ (13)(1)     $ 5,859
Selling, general and administrative expenses..............     1,117             (7)(2)       1,110
Interest..................................................        23             --              23
                                                               -----           ----           -----
     Total costs and expenses.............................    $7,012          $ (20)        $ 6,992
                                                               =====           ====           =====
Income before income taxes................................    $  789          $  20         $   809
Provision for income taxes................................       305              8             313
                                                               -----           ----           -----
Income from continuing operations.........................    $  484          $  12         $   496
                                                               =====           ====           =====
Earnings per share:
  Primary.................................................     $2.23          $0.05           $2.28
  Fully diluted...........................................     $2.19          $0.05           $2.24

---------------
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income:

(1) Pension expense related to retirees of the New Rockwell Business prior to January 1, 1996. The liability for these retirees will be retained by the A&D Business in connection with the Merger.

(2) Corporate expenses directly attributable to the A&D Business.

DIVIDEND POLICY

     Following completion of the Transactions, New Rockwell expects to pay quarterly dividends on New Rockwell Common Stock and New Rockwell Class A Common Stock at the same $1.16 per share annual rate currently paid with respect to Company Common Stock and Company Class A Common Stock. New Rockwell's policy regarding the payment of dividends on New Rockwell Common Stock and New Rockwell Class A Common Stock will depend on New Rockwell's future earnings, capital requirements, financial condition and other factors and any declaration of dividends on New Rockwell Shares will be at the discretion of New Rockwell's Board of Directors.

     Holders of Boeing Common Stock are entitled to receive dividends when, as and if declared by Boeing's Board of Directors out of funds legally available therefor. Assuming that Boeing continues to pay dividends at the current annualized rate of $1.12 per share (which cannot be assured), each Company shareowner who receives and retains whole shares of Boeing Common Stock in the Merger will receive for each .042 share of Boeing Common Stock estimated to be received for each Company Share, a Boeing dividend at an annualized rate of approximately $.05 per former Company Share.

EXECUTIVE OFFICERS OF THE COMPANY AND NEW ROCKWELL

     The executive officers of New Rockwell following the Transactions will be substantially identical to the executive officers of the Company prior to the Transactions. It is expected that prior to the Merger, each of the Company executive officers listed below will be elected to the same position in New Rockwell as such person held in the Company, and at the Effective Time, each such person will cease to be an officer of the Company. Executive officers of New Rockwell will be elected to serve until they resign or are removed, or are otherwise disqualified to serve, or until their successors are elected and qualified. Except as indicated below, all such officers have been employed by the Company for more than five years.

         NAME, OFFICE AND POSITION, AND PRINCIPAL OCCUPATIONS AND EMPLOYMENT            AGE
--------------------------------------------------------------------------------------  ----
DONALD R. BEALL -- Chairman of the Board and Chief Executive Officer of the Company...   57
DON H. DAVIS, JR. -- President and Chief Operating Officer of the Company since July
  1995; Executive Vice President and Chief Operating Officer of the Company from
  January 1994 to July 1995; Senior Vice President and President, Automation of the
  Company from June 1993 to January 1994; President of Allen-Bradley prior thereto....   56
W. MICHAEL BARNES -- Senior Vice President, Finance & Planning and Chief Financial
  Officer of the Company..............................................................   54
WILLIAM J. CALISE, JR. -- Senior Vice President, General Counsel and Secretary of the
  Company since November 1994; senior partner of Chadbourne & Parke (law firm) prior
  thereto.............................................................................   58
LEE H. CRAMER -- Vice President and Treasurer of the Company..........................   50
WILLIAM D. FLETCHER -- Senior Vice President, Technology & Business Development of the
  Company since June 1996; Senior Vice President, International of the Company from
  October 1995 to June 1996; President, Asia-Pacific Sales Region of Allen-Bradley
  from March 1995 to October 1995; President of the Asia-Pacific Region of
  Allen-Bradley from June 1993 to March 1995; Senior Vice President, International
  Group and Motion Control Division of Allen-Bradley from January 1992 to June 1993;
  Senior Vice President, International Group of Allen-Bradley prior thereto...........   57
JODIE K. GLORE -- Senior Vice President of the Company and President & Chief Operating
  Officer -- Rockwell Automation since October 1995; President of Allen-Bradley from
  January 1994 to October 1995; Senior Vice President, Automation Group (formerly
  Industrial Computer and Communication Group) of Allen-Bradley from January 1992 to
  January 1994; Vice President, Sales and Marketing of Square D Company (electrical
  distribution and industrial control products) prior thereto.........................   49
LAWRENCE J. KOMATZ -- Vice President and Controller of the Company....................   54
THOMAS A. MADDEN -- Vice President, Corporate Development of the Company since
  September 1996; Vice President -- Finance & Administration, Light Vehicle Systems of
  the Company from May 1996 to September 1996; Vice President -- Finance &
  Administration, Automotive Business of the Company from October 1994 to May 1996;
  Assistant Controller of the Company prior thereto...................................   43
ROBERT H. MURPHY -- Senior Vice President, Organization and Human Resources of the
  Company.............................................................................   58
WILLIAM A. SANTE, II -- General Auditor of the Company................................   53
JOHN R. STOCKER -- Vice President, Law of the Company since November 1994; Vice
  President and Associate General Counsel of the Company prior thereto................   54
CHARLES C. STOOPS, JR. -- General Tax Counsel of the Company..........................   63
EARL S. WASHINGTON -- Senior Vice President, Communications of the Company since
  September 1995; Vice President, Advertising and Public Relations of the Company from
  March 1994 to September 1995; Vice President, Business Development of the Company
  from June 1993 to March 1994; Vice President of Strategic Management for the
  Company's Defense Electronics businesses prior thereto and Vice President of
  Transportation Systems of the Company's Defense Electronics businesses from June
  1992 to June 1993...................................................................   51

     In addition to the foregoing, John A. McLuckey, age 56, has been Senior Vice President and President & Chief Operating Officer -- Aerospace and Defense of the Company since September 1995 and is expected to become President of Boeing North American, Inc. following the Merger. Mr. McLuckey was Senior Vice

President and President, Defense Systems of the Company from June 1993 to September 1995 and President, Defense Electronics of the Company prior thereto.

DIRECTORS OF THE COMPANY AND NEW ROCKWELL

     The Board of Directors of New Rockwell following the Transactions is expected to be identical to the Board of Directors of the Company prior to the Transactions. It is expected that the Company, as the sole shareowner of New Rockwell prior to the Distribution, will elect each of the following Company directors to serve as directors of New Rockwell, and such persons will cease to be directors of the Company upon consummation of the Merger. The New Rockwell Certificate provides that New Rockwell will have three classes of directors, the initial terms of office of which will expire, respectively, at the annual meetings of shareowners in 1997, 1998 and 1999. Successors to any directors whose terms are expiring are elected to three-year terms and hold office until their successors are elected and qualified. Also set forth below, with respect to each director, is the class of which such director will be a member. Unless otherwise indicated, (i) the business address for each person listed below is Rockwell International Corporation, 2201 Seal Beach Boulevard, Seal Beach, California 90740-8250 and (ii) each individual listed below is a citizen of the United States.

  CLASS I DIRECTORS

     Class I directors will serve until the 1997 Annual Meeting of New Rockwell and until their respective successors are elected and qualified.

RICHARD M. BRESSLER -- Mr. Bressler, age 66, is retired Chairman of the Board of El Paso Natural Gas Company, has been a director since 1986 and is Chairman of the Board Composition Committee and a member of the Audit and Compensation and Management Development Committees of the Board. He served as Chief Executive Officer of Burlington Northern Inc. from 1980 through 1988. Mr. Bressler retired in October 1990 as Chairman of both Burlington Northern Inc. and Burlington Resources Inc., positions he had held since 1982 and 1989, respectively. He served as Chairman of the Plum Creek Management Company from April 1989 to January 1993. He was Chairman of the El Paso Natural Gas Company from October 1990 through December 1993. Mr. Bressler is a director of H. F. Ahmanson and Company and General Mills, Inc. and is active in a number of business and civic organizations.

JOHN J. CREEDON -- Mr. Creedon, age 72, is a consultant and director of various corporations and retired President and Chief Executive Officer of Metropolitan Life Insurance Company, has been a director since 1988 and is a member of the Audit and Environmental and Social Responsibility Committees of the Board. He joined Metropolitan Life in 1942 and was appointed Senior Vice President and General Counsel in 1973. He became an Executive Vice President in 1976, President and a director in 1980, served as Chief Executive Officer from 1983 through August 1989, and then as Chairman of the Executive Committee until April 1991. He is a director of Corporate Partners, Metropolitan Life Insurance Company, Praxair, Inc., Sonat, Inc. and Union Carbide Corporation. He is also a director, trustee or member of a number of business, educational and civic organizations.

JUDITH L. ESTRIN -- Ms. Estrin, age 41, is President and Chief Executive Officer of Precept Software, Inc., has been a director since 1994 and is a member of the Science and Technology Committee of the Board. She has been President and Chief Executive Officer of Precept Software since March 1995. Previously she served as Executive Vice President of Network Computing Devices from July 1988 to October 1993 and as President and Chief Executive Officer from October 1993 to September 1994. In 1981 she co-founded Bridge Communications, serving initially as Vice President, Engineering and subsequently as Executive Vice President and Senior Vice President and General Manager of 3Com Corp.'s Bridge Communications Division after 3Com acquired Bridge in September 1987. She also serves as a director of Federal Express Corporation and Sun Microsystems, Inc.

JAMES CLAYBURN LA FORCE, JR. -- Dr. La Force, age 67, is Dean Emeritus of the John E. Anderson Graduate School of Management, University of California, Los Angeles, has been a director since 1980 and is a member of the Audit, Environmental and Social Responsibility and Science and Technology Committees of the Board.

After joining the UCLA faculty as an Assistant Professor of Economics in 1962, he became an Associate Professor in 1967 and a full Professor in 1971. He was Chairman, Department of Economics from 1969 until 1978, and Dean, John E. Anderson Graduate School of Management from 1978 until June 1993. He is a director of The BlackRock Funds, Eli Lilly & Company, Imperial Credit Industries, Inc., Jacobs Engineering Group, Inc., Payden & Rygel Investment Trust, Provident Investment Council Mutual Funds and The Timken Company.

JOHN D. NICHOLS -- Mr. Nichols, age 66, is retired Chairman of the Board and Chief Executive Officer of Illinois Tool Works Inc., has been a director since 1988 and is Chairman of the Science and Technology Committee and a member of the Audit and Compensation and Management Development Committees of the Board. He joined Illinois Tool Works in 1980 as Executive Vice President and was named President, Chief Operating Officer and a director in 1981 and Chairman in 1986. He served as Chief Executive Officer from 1982 through August 1995. From 1969 through 1979, he was Executive Vice President and Chief Operating Officer of Aerojet-General Corporation. Mr. Nichols is a director of Household International, Philip Morris Companies Inc. and Stone Container Corp. He serves as an Overseer of Harvard University and a trustee of a number of cultural and business organizations.

  CLASS II DIRECTORS

     Class II directors will serve until the 1998 Annual Meeting of New Rockwell and until their respective successors are elected and qualified.

LEW ALLEN, JR. -- Dr. Allen, age 71, General, U.S. Air Force (Retired), has been a director since 1991 and is a member of the Science and Technology and Environmental and Social Responsibility Committees of the Board. He served as Chairman of the Board of The Charles Stark Draper Laboratory, Inc. from 1991 through November 1995 and as Vice President of the California Institute of Technology and Director of its Jet Propulsion Laboratory from October 1982 through 1990. Previously, he was Air Force Chief of Staff and Director of the National Security Agency. A West Point graduate, he also holds a Ph.D. in physics from the University of Illinois. Dr. Allen is a member of the National Academy of Engineering and the Council on Foreign Relations and a director of the W. M. Keck Foundation.

DON H. DAVIS, JR. -- Mr. Davis, age 56, is President and Chief Operating Officer of the Company, has been a director since 1995 and was elected to his present position in July 1995. He joined Allen-Bradley as an engineering sales trainee in 1963 and after serving in a number of increasingly responsible management positions, became a Senior Vice President in 1985 and President in July 1989. He was named Senior Vice President -- Automation of the Company in June 1993 and an Executive Vice President and Chief Operating Officer in January 1994. Mr. Davis is a director of Sybron Corporation. He is Chairman of the Board of Governors of the National Electrical Manufacturers Association and is also a director, trustee or member of a number of other business, educational and civic organizations.

WILLIAM H. GRAY, III -- Mr. Gray, age 55, is President and Chief Executive Officer of United Negro College Fund, has been a director since 1994 and is a member of the Board Composition and Environmental and Social Responsibility Committees of the Board. He has been President of the United Negro College Fund since September 1991 and senior minister, Bright Hope Baptist Church in Philadelphia since 1972. He served in Congress from 1979 to 1991, as House Majority Whip, Chair of the Democratic Caucus and the House Budget Committee and on the House Appropriations Committee. In addition, he has taught at St. Peter's College and Temple University. Mr. Gray is a director of Chase Manhattan Corporation, MBIA, Inc., Prudential Insurance Company of America, Union Pacific Corporation, Warner-Lambert Company and Westinghouse Electric Corporation.

WILLIAM T. MCCORMICK, JR. -- Mr. McCormick, age 52, is Chairman of the Board and Chief Executive Officer of CMS Energy Corporation, has been a director since 1989 and is a member of the Compensation and Management Development and Science and Technology Committees of the Board. He has been Chairman of the Board and Chief Executive Officer of CMS Energy Corporation since November 1985. Before joining CMS, he had been Chairman and Chief Executive Officer of American Natural Resources Company and Executive Vice President and a director of its parent corporation, The Coastal Corporation. Mr. McCormick is a director of First Chicago NBD, Inc. and Schlumberger Ltd. and, among his other activities, serves as a director of the American Gas Association, the Edison Electric Institute and the National Petroleum Council.

  CLASS III DIRECTORS

     Class III directors will serve until the 1999 Annual Meeting of New Rockwell and until their respective successors are elected and qualified.

DONALD R. BEALL -- Mr. Beall, age 57, is Chairman of the Board and Chief Executive Officer of the Company, has been a director since 1978 and was elected to his present position in February 1988 after serving nine years as President and Chief Operating Officer. He joined the Company in 1968 and served in a number of senior management positions prior to becoming Executive Vice President in September 1977 and President in February 1979. He is a member of the Board Composition Committee of the Board. Mr. Beall is a director of Amoco Corporation, The Procter & Gamble Company and The Times Mirror Company and a past chairman of the Board of Governors of the Aerospace Industries Association. Among his other activities, he is a trustee of the California Institute of Technology and a member of the University of California -- Irvine Board of Overseers and the Board of Visitors of its Graduate School of Management. Mr. Beall is a member of The Business Council, The Business Roundtable, the Chief Executives' Organization and the Council on Competitiveness. He is also a director, trustee or member of a number of other professional and civic organizations.

BRUCE M. ROCKWELL -- Mr. Rockwell, age 57, is Senior Vice President of First of Michigan Corporation, has been a director since 1969 and is Chairman of the Environmental and Social Responsibility Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined First of Michigan Corporation in 1961 and in 1965 was appointed Assistant Vice President and manager of the bond underwriting department. In 1967, Mr. Rockwell was elected Vice President and in 1983 was elected Senior Vice President -- Fixed Income. He assumed his present position in April 1988. Mr. Rockwell is past chairman of the Municipal Advisory Council of Michigan and past President of the Bond Club of Detroit. He also serves as a board member of a number of civic and community organizations.

WILLIAM S. SNEATH -- Mr. Sneath, age 70, is retired Chairman of the Board and Chief Executive Officer of Union Carbide Corporation, has been a director since 1979 and is Chairman of the Compensation and Management Development Committee and a member of the Audit and Board Composition Committees of the Board. He joined Union Carbide Corporation in 1950, was elected Treasurer in 1961, became a Vice President and Chief Financial Officer in 1965, a director in 1969 and President and Chief Operating Officer in 1971. Mr. Sneath served as Chairman of the Board and Chief Executive Officer of Union Carbide from January 1977 through December 1981. Mr. Sneath is a director of Union Carbide Corporation and Metropolitan Life Insurance Company and is a member of The Business Council.

JOSEPH F. TOOT, JR. -- Mr. Toot, age 61, is President and Chief Executive Officer of The Timken Company, has been a director since 1977 and is Chairman of the Audit Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined The Timken Company in 1962 and served in various senior executive positions until his election as Vice President -- International Operations in 1967. Mr. Toot became a director of Timken in 1968, was elected Executive Vice President in 1973, President in 1979 and Chief Executive Officer in 1992. Mr. Toot has also served as a director, officer, trustee or member of various community, charitable and philanthropic organizations.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     The Company and its subsidiaries during the 1996 fiscal year through August 31, 1996 had sales and purchase transactions in the normal course of business with companies with which two of the Company's directors are associated in their principal occupations in the following approximate amounts: purchases of $119,835 (electricity) from and sales of $400,528 (call distribution equipment) to CMS Energy Corporation and purchases of $49,367,792 (principally bearings and specialty steel) from and sales of $2,278,322 (principally industrial automation equipment) to The Timken Company. Based on the Company's knowledge of prevailing market conditions and prices for the goods and services involved, the Company believes that such transactions were on terms as favorable to the Company as those which might have been obtained from entities with which directors of the Company were not associated.

COMMITTEES OF THE BOARD OF DIRECTORS OF NEW ROCKWELL

     The standing committees of the Board of Directors of New Rockwell will be identical to the standing committees of the Board of Directors of the Company, and will include an Audit Committee, a Board Composition Committee, a Compensation and Management Development Committee, an Environmental and Social Responsibility Committee and a Science and Technology Committee. The functions of each of these five committees are described and the members of each are listed below.

     The Audit Committee will review the scope and effectiveness of audits of New Rockwell by the independent public accountants and by New Rockwell's internal auditors; select and recommend to the Board of Directors the employment of independent public accountants for New Rockwell, subject to approval of the shareowners; review the audit plans of the independent public accountants and New Rockwell's internal auditors; review and approve the fees charged by the independent public accountants; review New Rockwell's annual financial statements before their release; review the adequacy of New Rockwell's system of internal controls and recommendations of the independent public accountants with respect thereto; review and act on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitor compliance by the employees of New Rockwell with New Rockwell's standards of business conduct policies. The members of the Audit Committee will be Mr. Toot (Chairman), Mr. Creedon, Dr. La Force, Mr. Nichols and Mr. Sneath.

     The principal functions of the Board Composition Committee will be to consider and recommend to the Board qualified candidates for election as directors of New Rockwell and periodically to prepare and submit to the Board for adoption the Committee's selection criteria for director nominees. The Committee will also periodically assess the performance of the Board of Directors and report thereon to the Board. Shareowners of New Rockwell may recommend candidates for consideration by the Committee and can do so by writing to the Secretary of New Rockwell within certain specified time periods, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. The members of the Board Composition Committee will be Mr. Bressler (Chairman), Mr. Beall, Mr. Gray, Mr. Rockwell, Mr. Sneath and Mr. Toot.

     The principal functions of the Compensation and Management Development Committee will be to evaluate the performance of New Rockwell's senior executives and plans for management succession and development, to consider the design and competitiveness of New Rockwell's compensation plans, to review and approve senior executive compensation and to administer New Rockwell's Incentive, Deferred Compensation, Stock Option and Long-Term Incentives Plans pursuant to the terms of the respective plans. The members of the Compensation and Management Development Committee will be non-employee directors and will be ineligible to participate in any of the plans or programs which are administered by the Committee except the Directors Plan. The members of the Compensation and Management Development Committee will be Mr. Sneath (Chairman), Mr. Bressler, Mr. McCormick, Mr. Nichols, Mr. Rockwell and Mr. Toot.

     The Environmental and Social Responsibility Committee will review and assess New Rockwell's policies and practices in the following areas: employee relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The members of the Environmental and Social Responsibility Committee will be Mr. Rockwell (Chairman), Dr. Allen, Mr. Creedon, Mr. Gray and Dr. La Force.

     The principal function of the Science and Technology Committee will be to review and monitor science and technological activities of New Rockwell. The members of the Science and Technology Committee will be Mr. Nichols (Chairman), Dr. Allen, Ms. Estrin, Dr. La Force and Mr. McCormick.

COMPENSATION OF DIRECTORS

     Non-employee directors of New Rockwell will receive an annual retainer of $33,000 for Board service, together with a retainer for service on each Board committee at the annual rate of $4,000 ($5,000 for Chairmen) for service on the Audit and Compensation and Management Development Committees and $2,000 ($3,000 for Chairmen) for service on any other Board committee. Pursuant to the Directors Plan, each non-employee director will also receive a grant of 400 shares of New Rockwell Common Stock immediately after each Annual Meeting of Shareowners of New Rockwell. Ms. Estrin, who serves on one Board committee, will also receive a retainer of $5,000 per year for serving as a technology adviser. Under the terms of the Company's directors' deferred compensation plan, which will be assumed by New Rockwell upon consummation of the Transactions, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the Federal long-term rate set each month by the Secretary of the Treasury. Each director shall also have the options each year to determine whether to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price of New Rockwell Common Stock on the NYSE Composite Transactions reporting system on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

     Under a prior directors' retirement policy, which will be assumed by New Rockwell upon consummation of the Transactions, the Company entered into consulting agreements with retired directors who had at least five years of Board service and had not been employees of the Company during the ten years prior to retirement. The consulting agreements provide an annual fee equal to the Board retainer fee and continue for the lesser of ten years (or if less, the number of years of Board service of a director who retires before age 72) or life. This policy was terminated effective December 1995, other than for then retired directors and then current directors who were at the time at least age 67 (Messrs. Allen, Creedon, La Force and Sneath). Under the Directors Plan which replaced the prior directors' retirement policy and which will be assumed by New Rockwell (with certain amendments), each non-employee director (other than Messrs. Allen, Creedon, La Force and Sneath) who is elected at an annual meeting is granted an option for 1,000 shares of Company Common Stock. In connection with the termination of the prior policy, the Board of Directors determined that in order to assure the fairness of the termination of such policy to certain directors, the grants of options under the Directors Plan in 1996 to Messrs. Bressler, Nichols and Toot were to purchase 9,000, 9,000 and 5,000 shares of Company Common Stock, respectively, in recognition of their valued service as directors and the fewer years remaining until each would reach age 72, the normal retirement age for directors. For a further description of the Directors Plan see "-- Stock Incentive Plans of the Company and New Rockwell -- Directors Stock Plan".

COMPENSATION OF NEW ROCKWELL EXECUTIVES

     Prior to the consummation of the Transactions, the New Rockwell executive officers will not receive any compensation from New Rockwell for serving as executive officers of New Rockwell. Shareowners interested in the compensation paid by the Company to persons who were executive officers of the Company and who will become executive officers of New Rockwell may refer to the Company's Proxy Statement for its 1996 Annual Meeting of Shareowners, which is incorporated herein by reference and a copy of which is on file with the Commission.

STOCK INCENTIVE PLANS OF THE COMPANY AND NEW ROCKWELL

     The Company maintains the following stock incentive plans: (i) the 1995 LTIP, (ii) the 1988 LTIP, (iii) the 1979 Plan and (iv) the Directors Plan. In connection with the Transactions, New Rockwell will assume and adopt the Company Stock Incentive Plans. See "-- New Rockwell Stock Incentive Plans; Treatment of Outstanding Stock Options".

  1995 LONG-TERM INCENTIVES PLAN

     The 1995 LTIP was adopted by the Company's Board of Directors on November 2, 1994 and became effective as of October 1, 1994. The 1995 LTIP was approved by the shareowners of the Company on February 1, 1995. The 1995 LTIP permits grants to be made from time to time as nonqualified stock options, incentive stock options, stock appreciation rights ("SARs") and restricted stock. In addition, the 1995 LTIP authorizes establishment of performance plans applicable to one or more business units of the Company. The 1995 LTIP replaced the 1988 LTIP, under which no further performance units, stock options or restricted stock may be granted. See "-- 1988 Long-Term Incentives Plan" below.

     Administration. The 1995 LTIP is administered by the Compensation and Management Development Committee of the Company (the "Compensation Committee"), consisting of three or more members of the Board of Directors of the Company who are not eligible to participate in the 1995 LTIP. In order to meet the requirements of Section 162(m) of the Code and the rules under Section 16 of the Exchange Act, however, all grants under the 1995 LTIP are made by a Grant Committee consisting of those members of the Compensation Committee who are both "outside directors" as defined for purposes of Section 162(m) and regulations thereunder and "nonemployee directors" for the purposes of Section 16 and the rules thereunder. In addition, the Board of Directors of the Company has authority to perform all functions of the Compensation Committee and the Grant Committee under the 1995 LTIP.

     Participation. The persons to whom grants are made under the 1995 LTIP ("1995 LTIP Participants") are selected from time to time by the Grant Committee in its sole discretion from among corporate officers and other key employees of the Company and its subsidiaries and affiliates. In selecting 1995 LTIP Participants and determining the type and amount of their grants, the Grant Committee may consider recommendations of the Chief Executive Officer of the Company and takes into account such factors as the 1995 LTIP Participant's level of responsibility, performance, performance potential, level and type of compensation and potential value of grants under the 1995 LTIP.

     Shares Subject to 1995 LTIP. The 1995 LTIP authorizes the issuance or transfer of an aggregate of 16 million shares of Company Common Stock, provided that the total number of shares as to which grants may be made under the 1995 LTIP in any one fiscal year may not exceed 1 1/2% of the total outstanding and treasury shares.

     Performance Plans. The 1995 LTIP authorizes the establishment by the Compensation Committee of performance plans applicable to the Company or one or more of its business components. Each such plan must include provision for establishment of performance cycles (ending no later than September 30, 2005) of not less than three fiscal years and establishment of a performance measure and performance objectives based on criteria selected by the Compensation Committee for the Company or the affected business component and may provide for adjustment (up or down) of the performance objectives or modification of the performance measure, or both, if the Compensation Committee (or with its approval, the person or committee delegated to administer any plan except insofar as it relates to any executive officer) determines that conditions, including changes in the economy, changes in law or government regulations, changes in generally accepted accounting principles or material acquisitions or divestitures, warrant. The Compensation Committee may authorize the Company's Chief Executive Officer to approve the definitive terms and conditions of any performance plan, including the employees or categories of employees eligible to participate in each performance plan, but the Compensation Committee's authorization is required for participation by any of the Company's executive officers in a performance plan. Potential awards under performance plans are expressed as cash amounts and are paid in cash unless the Compensation Committee decides that payment should be in shares of Company Common Stock or a combination of shares of Company Common Stock and cash.

     Stock Options, Stock Appreciation Rights and Restricted Stock. The 1995 LTIP authorizes grants to 1995 LTIP Participants of stock options, which may be either incentive stock options eligible for special tax treatment or nonqualified stock options, SARs and restricted stock.

     Under the provisions of the 1995 LTIP authorizing the grant of stock options, (a) the option price may not be less than the fair market value of the shares of Company Common Stock at the date of grant, (b) the

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aggregate fair market value (determined as of the date the option is granted) of the shares of Company Common Stock for which any employee may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000, (c) stock options generally may not be exercised prior to one year nor after ten years from the date of grant and generally become exercisable in three approximately equal installments on the first, second and third anniversaries of the date of grant, and (d) at the time of exercise of a stock option the option price must be paid in full in cash or in shares of Company Common Stock or in a combination of cash and shares of Company Common Stock. If a 1995 LTIP Participant who holds an outstanding stock option or SAR dies, the 1995 LTIP permits the exercise thereof within three years of the date of death even if it were not exercisable at such date. The 1995 LTIP permits the Compensation Committee to make determinations as to exercisability upon other termination of a 1995 LTIP Participant's employment, subject to certain limitations.

     The 1995 LTIP permits the grant of SARs related to a stock option (a "tandem SAR"), either at the time of the option grant or thereafter during the term of the option, or the grant of SARs separate and apart from the grant of an option (a "freestanding SAR"). Tandem SARs permit an optionee, upon exercise of such rights and surrender of the related option to the extent of an equivalent number of shares of Company Common Stock, to receive a payment equal to the excess of the fair market value (on the date of exercise) of the portion of the option so surrendered over the option price of such shares of Company Common Stock. Freestanding SARs entitle the grantee, upon exercise of such rights, to receive a payment equal to the excess of the fair market value (on the date of exercise) of all or part of a designated number of shares of Company Common Stock over the fair market value of such shares of Company Common Stock on the date such rights were granted. Such payment may be made in shares of Company Common Stock (valued on the basis of the fair market value of the shares of Company Common Stock on the date of exercise of the SARs), or in cash or partly in cash and partly in shares of Company Common Stock, as the Compensation Committee may determine.

     Under the 1995 LTIP, the Grant Committee may also grant shares of Company Common Stock subject to specified restrictions ("restricted stock") to 1995 LTIP Participants. Grants of restricted stock are subject to forfeiture if the grantee does not continue as an employee of the Company or a subsidiary or affiliate (i) for a period of three years or longer, as may be specified by the Grant Committee, from the grant date, or (ii) until performance criteria specified by the Grant Committee are met, except that in the event of a grantee's death, or retirement under a retirement plan of the Company after age 62 or becoming entitled to an unreduced benefit under the applicable retirement plan, before the end of the restricted period, the grantee's heirs or the grantee will be entitled to the shares of Company Common Stock. In the case of a grantee whose employment terminates for any other reason before the end of the restricted period, the Compensation Committee, taking into account the purpose of the 1995 LTIP and such other factors as in its sole discretion it deems appropriate, may waive the forfeiture of all or a portion of those shares of restricted stock granted. During the restricted period, shares of restricted stock have all the attributes of outstanding shares of Company Common Stock, except that certificates for such shares of Company Common Stock and dividends thereon are delivered to and held by the Company for the grantee's account. As and to the extent that shares of restricted stock are no longer subject to forfeiture, certificates therefor and any dividends related thereto withheld by the Company, together with interest thereon as determined by the Board of Directors of the Company, are delivered to the grantee.

     Under the 1995 LTIP, stock options, freestanding SARs and restricted stock may not be granted after September 30, 2005, but tandem SARs may be granted with respect to outstanding stock options granted before that date.

     Tax Matters. The following is a brief summary of the principal generally applicable Federal income tax consequences of benefits under the 1995 LTIP under present law and regulations:

          (a) Payments under Performance Plans. Any cash and the fair market value of any shares of Company Common Stock received as payments under performance plans established in accordance with the 1995 LTIP will constitute ordinary income to the employee in the year in which paid, and the Company will be entitled to a deduction in the same amount.

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

          (b) Incentive Stock Options. The grant of an incentive stock option will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares of Company Common Stock acquired over the option price will be includable in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax. If the optionee does not dispose of the shares of Company Common Stock acquired within one year after their receipt (and within two years after the option was granted), gain or loss realized on the subsequent disposition of the shares of Company Common Stock will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Company Common Stock on the date of exercise over the option price or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income.

          (c) Nonqualified Stock Options. The grant of a nonqualified stock option will not result in any immediate tax consequences to the Company or the optionee. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income, and the Company will be entitled to a deduction, equal to the difference between the option price and the fair market value of the shares of Company Common Stock acquired at the time of exercise.

          (d) Stock Appreciation Rights. The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to the Company or the employee. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares of Company Common Stock received will constitute ordinary income to the grantee. The Company will be entitled to a deduction in the same amount and at the same time.

          (e) Restricted Stock. An employee normally will not realize taxable income upon an award of restricted stock, and the Company will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the employee will realize ordinary income in an amount equal to the fair market value of the shares of Company Common Stock at that time, plus the amount of the dividends and interest thereon to which the employee then becomes entitled. However, an employee may elect to realize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. The Company will be entitled to a deduction in the same amount and at the same time as the employee realizes income.

     Other. During the period that SARs are outstanding, the Company will accrue as an expense the amount, if any, by which the fair market value of the shares of Company Common Stock as to which SARs are expected to be exercised exceeds the exercise price of any related option shares of Company Common Stock or the fair market value on the date of grant of the designated number of shares of Company Common Stock for freestanding SARs.

     Change of Control Benefits. In order to maintain the rights of participants in the event of a change of control of the Company, the 1995 LTIP provides that unless prior to the occurrence of such a change the Board of Directors of the Company shall have determined otherwise by vote of at least two-thirds of its members, all performance cycles (except those under performance plans that do not provide for a change of control contingency) not then complete shall be deemed completed, the respective performance objectives shall be deemed to have been attained and all potential awards granted with respect thereto shall be deemed to have been fully earned; all outstanding stock options and SARs then outstanding shall become fully exercisable whether or not otherwise then exercisable; and the restrictions on all shares of Company Common Stock granted as restricted stock would lapse. A change of control is deemed to occur under the same circumstances as provided in Article III, Section 15(I)(1) of the Company By-Laws, which provision was approved by the shareowners at the 1987 Annual Meeting. The Board of Directors of the Company has

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

determined that for purposes of the 1995 LTIP the Transactions will not have any of the consequences described above that might otherwise result from a change of control of the Company.

     Amendment, Suspension or Termination of 1995 LTIP. The Board of Directors of the Company may at any time amend, suspend or terminate the 1995 LTIP or grants made thereunder. In the event any change in or affecting shares of Company Common Stock occurs, the Board of Directors of the Company may make appropriate amendments to or adjustments in the 1995 LTIP or grants made thereunder, including changes in the number of shares of Company Common Stock which may be issued or transferred under the 1995 LTIP and the number of shares of Company Common Stock and price per share of Company Common Stock subject to outstanding options and stock appreciation rights. The Board of Directors of the Company may not, however (except in making amendments and adjustments in the event of changes in or affecting shares of Company Common Stock) (i) without the consent of the person affected, cancel or reduce any grant theretofore made other than as provided for or contemplated in the agreement evidencing the grant or (ii) without the approval of shareowners, change the class of persons eligible to receive incentive stock options under the 1995 LTIP, increase the number of shares of Company Common Stock that may be issued or transferred under the 1995 LTIP, reduce the option exercise price of any stock option below the fair market value of the shares of Company Common Stock covered thereby at the date of grant or decrease the forfeiture period for any restricted stock below that permitted under the 1995 LTIP.

  1988 LONG-TERM INCENTIVES PLAN

     The 1988 LTIP was adopted by the Company's Board of Directors on November 4, 1987 and became effective as of October 1, 1987 following approval by the shareowners of the Company on February 10, 1988. The 1988 LTIP was amended effective November 30, 1994 by resolutions of the Compensation Committee adopted December 7, 1994. The 1988 LTIP authorized the issuance or transfer of an aggregate of 16 million shares of Company Common Stock and Company Class A Common Stock and permits payment to be made under the 1988 LTIP on up to 7 million performance units. The 1988 LTIP permitted grants to be made from time to time as performance units, nonqualified stock options, incentive stock options, SARs and restricted stock. In addition, the 1988 LTIP authorized establishment of supplementary performance plans applicable to one or more business components of the Company.

     No further grants of performance units, stock options or restricted stock will be made under the 1988 LTIP. Outstanding performance units under supplementary performance plans with respect to performance periods not complete remain eligible for payment in accordance with the 1988 LTIP and outstanding stock options and SARs under the 1988 LTIP remain exercisable in accordance with their terms.

     Administration. Pursuant to a delegation of authority by the Board of Directors of the Company, the 1988 LTIP is administered by the Compensation Committee, consisting of three or more members of the Board of Directors of the Company who are not eligible to participate in the 1988 LTIP. The Board of Directors of the Company, however, also has authority to perform all functions delegated to the Compensation Committee.

     Participation. The persons to whom grants were made under the 1988 LTIP ("1988 LTIP Participants") were selected from time to time by the Compensation Committee in its sole discretion from among the corporate officers and other key employees of the Company and its subsidiaries and affiliates. Selection of 1988 LTIP Participants and determination of the type and amount of their grants by the Compensation Committee were made in the same manner as by the Grant Committee for the 1995 LTIP. See "-- 1995 Long-Term Incentives Plan".

     Performance Units. Under the 1988 LTIP, the Compensation Committee could establish performance periods of not less than three fiscal years duration, provided that no more than one performance period could begin with any one fiscal year and no performance period not established prior to February 1, 1995 could end later than September 30, 1997, and the Compensation Committee could grant to eligible employees performance units with respect to each performance period. Within six months after the beginning of each performance period, the Compensation Committee established criteria to serve as a measure of performance and performance objectives. The Compensation Committee could, during the first half of a performance

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

period and subject to certain restrictions, adjust (up or down) the performance objectives for that period if it determined that conditions, including but not limited to changes in the economy, changes in laws or government regulations, changes in generally accepted accounting principles, or acquisitions or dispositions determined by the Compensation Committee to be material, so warranted. The Compensation Committee could not, however, change the performance measure established for any performance period.

     The amounts payable with respect to performance units under the 1988 LTIP to a 1988 LTIP Participant are expressed in cash. As and on such terms as the Compensation Committee may determine, payments may be made in a lump sum, in installments or on a deferred basis, and may be in cash or in Company Shares or partly in cash and partly in Company Shares. Any Company Shares issued or transferred in payment of amounts earned under the 1988 LTIP reduced the number of Company Shares available for future grants under the 1988 LTIP.

     In the case of a 1988 LTIP Participant whose employment by the Company or a subsidiary or affiliate has terminated because of death prior to the end of a performance period, the amount otherwise payable will be adjusted to be proportionate to the duration of the 1988 LTIP Participant's employment during the performance period. In case of a 1988 LTIP Participant whose employment by the Company or a subsidiary or affiliate has terminated during the performance period for any other reason, no amount will be payable except as and to the extent the Compensation Committee, taking into account the purpose of the 1988 LTIP and such other factors as in its sole discretion it deems appropriate, may determine, provided that the amount which may be so determined by the Compensation Committee does not exceed the amount which would have been payable had the 1988 LTIP Participant's employment terminated because of death.

     Supplementary Performance Plans. The 1988 LTIP authorized the establishment by the Compensation Committee of supplementary performance plans applicable to one or more business components of the Company. Each such supplementary plan includes provision for a performance period (ending no later than September 30, 1997) of not less than three fiscal years and establishment of a performance measure and performance objectives based on criteria selected by the Compensation Committee for the affected business component and provides for adjustment of the performance objectives during the first half of the performance period similar to that provided in the 1988 LTIP for performance units. The Compensation Committee determined the employees or categories of employees eligible to participate in each supplementary plan and any additional terms it deemed appropriate. Payments under supplementary performance plans may be in cash, Company Shares or a combination of both. Payments in cash reduce the number of performance units for which payments may be made and payments in Company Shares reduce the number of Company Shares available under the 1988 LTIP.

     Stock Options, Stock Appreciation Rights and Restricted Stock. The 1988 LTIP authorized grants to 1988 LTIP Participants of stock options, which could be either incentive stock options eligible for special tax treatment or nonqualified stock options, SARs and restricted stock.

     Under the provisions of the 1988 LTIP authorizing the grant of stock options, (a) the option price could not be less than the fair market value of the Company Shares at the date of grant, (b) the aggregate fair market value (determined as of the date the option is granted) of the Company Shares for which any employee could be granted incentive stock options which are exercisable for the first time in any calendar year could not exceed $100,000,
(c) stock options generally may not be exercised prior to one year nor after ten years from the date of grant, and (d) at the time of exercise of a stock option the option price must be paid in full in cash or in Company Shares or in a combination of cash and Company Shares. If a 1988 LTIP Participant who holds an outstanding stock option or SAR dies, the 1988 LTIP permits the exercise thereof within three years of the date of death even if it were not exercisable at the date of death. The 1988 LTIP permits the Compensation Committee to make determinations as to exercisability upon other termination of a 1988 LTIP Participant's employment, subject to certain limitations.

     Tax Matters. The principal generally applicable Federal income tax consequences of benefits under the 1988 LTIP are the same as those for benefits under the 1995 LTIP. See "-- 1995 Long-Term Incentives Plan -- Tax Matters".

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

     Other. During the period that SARs are outstanding, the Company accrues as an expense the amount, if any, by which the fair market value of the Company Shares as to which SARs are expected to be exercised exceeds the exercise price of any related option for Company Shares or the fair market value on the date of grant of the designated number of Company Shares for freestanding SARs.

     Change of Control Benefits. In order to maintain the rights of 1988 LTIP Participants in the event of a change of control of the Company, the 1988 LTIP provides for certain benefits to 1988 LTIP Participants in such circumstances substantially identical to those provided under the 1995 LTIP. See "-- 1995 Long-Term Incentives Plan -- Change of Control Benefits". The Board of Directors of the Company has determined that for purposes of the 1988 LTIP the Transactions will not have any of the consequences otherwise provided for in the event of change of control of the Company.

     Amendment, Suspension or Termination of the 1988 LTIP. The Board of Directors of the Company may at any time amend, suspend or terminate the 1988 LTIP or grants made thereunder. In the event any change in or affecting Company Shares occurs, the Board of Directors of the Company may make appropriate amendments to or adjustments in the 1988 LTIP or grants made thereunder, including changes in the number of performance units with respect to which payments may be made, the performance measure and performance objectives for any performance period not complete, the number of Company Shares which may be issued or transferred under the 1988 LTIP, the maximum limitation on the payment value of a performance unit under the 1988 LTIP and the number of Company Shares and price per share subject to outstanding options and SARs. The Board of Directors of the Company may not, however (except in making amendments and adjustments in the event of changes in or affecting Company Shares) (i) without the consent of the person affected, cancel or reduce any grant theretofore made other than as provided for or contemplated in the agreement evidencing the grant or (ii) without the approval of shareowners, change the class of persons eligible to receive incentive stock options under the 1988 LTIP, increase the number of Company Shares that may be issued or transferred under the 1988 LTIP, increase the number of performance units under the 1988 LTIP as to which payments may be made, increase the maximum limitation on the payment value of a performance unit under the 1988 LTIP, reduce the option exercise price of any stock option below the fair market value of the Company Shares covered thereby at the date of grant or decrease the forfeiture period for any restricted stock below that permitted under the 1988 LTIP.

  1979 STOCK PLAN FOR KEY EMPLOYEES

     The 1979 Plan permitted grants to be made from time to time of stock options, SARs and restricted stock. No further grants of stock options or restricted stock will be made under the 1979 Plan. Outstanding stock options and SARs under the 1979 Plan remain exercisable in accordance with their terms, and SARs related to outstanding stock options may continue to be granted under the 1979 Plan as described below.

     Administration. The 1979 Plan is administered by the Compensation Committee, consisting of three or more members of the Board of Directors of the Company who are not eligible to participate in the 1979 Plan.

     Participation. The persons to whom grants were made under the 1979 Plan (the "1979 Grantees") were selected from time to time by the Compensation Committee, in its sole discretion, from among key employees of the Company and its subsidiaries.

     Shares Subject to the 1979 Plan. The total number of shares of Company Common Stock and Company Class A Common Stock which could be purchased pursuant to options granted under the 1979 Plan and which could be granted as restricted stock could not exceed 4,734,760. No options or restricted stock could be granted under the 1979 Plan after November 8, 1988, however, options and restricted stock granted theretofore under the 1979 Plan could extend beyond such date.

     Stock Options, Stock Appreciation Rights and Restricted Stock. The 1979 Plan authorized grants of stock options, SARs and restricted stock. The stock options granted under the 1979 Plan are non-qualified stock options; however, certain options granted under the 1979 Plan and outstanding on January 1, 1981 were designated as incentive stock options pursuant to provisions of the Economic Recovery Tax Act of 1981, which

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

provided for the granting of incentive stock options. No grants of restricted stock have been made under the 1979 Plan.

     Under the provisions of the 1979 Plan authorizing the grant of stock options, (a) the option price could not be less than the fair market value of the shares of stock on the date of grant, (b) stock options generally may not be exercised prior to one year nor after ten years from the date of grant and may be exercised in whole or in part from time to time during such period as the option specifies and (c) at the time of exercise of a stock option the option price must be paid in full in cash or in shares of Company Common Stock or Company Class A Common Stock, or both, or in a combination of cash and shares. If a 1979 Grantee who holds an outstanding stock option dies, the 1979 Plan permits the exercise thereof within a period not to exceed three years from the date of death, as may be determined by the Board of Directors. If a 1979 Grantee's employment with the Company is terminated for cause, any outstanding options held by such grantee expire forthwith. If a 1979 Grantee's employment with the Company is terminated other than by death or for cause, any outstanding options the 1979 Grantee may hold are exercisable within three months after such termination. The 1979 Plan permits the Board of Directors to extend such exercise period up to three years if the 1979 Grantee retires under a Company retirement plan.

     The 1979 Plan permits the grant of SARs related to a stock option either at the time of the option grant or thereafter during the term of the option. SARs entitle the optionee, upon exercise of such rights, to surrender the related option, or any part thereof, and to receive a payment equal to the excess of the fair market value, on the date of such exercise, of the shares covered by such option, or part thereof, over the option price of such shares. Such payment may be made in shares of Company Common Stock or Company Class A Common Stock, or both (valued on the basis of the fair market value of the shares on the date of exercise of the SARs), or in cash or partly in cash and partly in shares, as the Board of Directors may determine.

     Tax Matters. The principal generally applicable Federal income tax consequences of benefits under the 1979 Plan are the same as those for benefits under the 1995 LTIP. See "-- 1995 Long-Term Incentives Plan -- Tax Matters".

     Amendment, Suspension or Termination. The 1979 Plan provides that if there shall be any change in or affecting the stock subject to the 1979 Plan or to any options granted thereunder, the Board of Directors may make appropriate adjustments in the aggregate number of shares subject to the 1979 Plan and the number of shares and the price per share subject to outstanding options and may assume old options or substitute new options for old options, regardless of whether the option price of any such option is less than the then fair market value of the shares. The Board of Directors has the power, at any time to amend, suspend or terminate the 1979 Plan or grants made thereunder. The Board of Directors of the Company may not, however, change the class of employees eligible to receive options or restricted stock under the 1979 Plan, or, except as otherwise provided in the 1979 Plan, (i) increase the number of shares subject to grants under the plan, (ii) reduce the option price below the fair market value of the stock on the date the option was granted or (iii) decrease the forfeiture period below that permitted under the 1979 Plan. Without the consent of the person affected, no amendment, suspension or termination of the 1979 Plan or options or restricted stock granted under the 1979 Plan can adversely affect rights under an option or restricted stock previously granted. Any suspension or termination by the Board of Directors of a SAR previously granted will not be deemed to adversely affect rights under an option previously granted.

  DIRECTORS STOCK PLAN

     The Directors Plan was adopted by the Company's Board of Directors on November 2, 1994 and became effective upon approval by the shareowners of the Company on February 1, 1995. The Directors Plan was amended by the Company's Board of Directors on December 6, 1995 and, as amended, became effective on February 7, 1996 upon approval by shareowners. An aggregate of 300,000 shares of Company Common Stock may be issued or transferred under the Directors Plan, subject to appropriate adjustment in the event of any change in or affecting shares of Company Common Stock, including but not limited to stock dividends, stock splits and recapitalizations.

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

     Participation. Participation in the Directors Plan is limited to directors who are not employees of the Company or any of its subsidiaries.

     Awards of Shares. Under the Directors Plan grants of 400 shares of Company Common Stock are made to each non-employee director elected at each annual meeting of shareowners beginning with grants immediately after the 1995 Annual Meeting. In addition, each non-employee director elected at a meeting of the Board of Directors of the Company receives immediately after that meeting an award of 400 shares of Company Common Stock if elected after an annual meeting and prior to May 1; 300 shares if elected between May 1 and July 31; 200 shares if elected between August 1 and October 31; and 100 shares if elected between November 1 and the next annual meeting. Directors are encouraged to hold shares granted until their service on the Board of Directors of the Company ends, and shares awarded under the Directors Plan may not in any event be sold, transferred or otherwise disposed of for a period of six months after receipt (except in the case of death or disability of the director).

     Directors may elect to receive their annual 400 shares of Company Common Stock and their cash retainer for board service in the form of restricted shares of Company Common Stock. Restricted shares, if elected, would be held by the Company until ten days after the recipient retires from the Board of Directors of the Company under the Board's retirement policy or if the recipient resigns from the Board of Directors of the Company having completed ten years service as a director or ceases to be a director by reason of the antitrust laws, compliance with the Company's conflict of interest policies, death, disability or other circumstances the Board of Directors of the Company determines not to be adverse to the best interests of the Company. Restricted shares would have all the attributes of outstanding shares including the right to vote and to receive dividends thereon.

     Stock Options. In addition, under the Directors Plan grants of a stock option for 1,000 shares of Company Common Stock are made annually to each non-employee director (other than currently serving directors who had attained at least age 67 as of December 1995, who on a transitional basis will continue to be under the prior directors' retirement policy) elected at each annual meeting beginning with grants after the 1996 Annual Meeting. In addition, each non-employee director elected at a meeting of the Board of Directors of the Company receives immediately after that meeting an option to purchase 1,000 shares of Company Common Stock if elected after an annual meeting and prior to May 1; 750 shares if elected between May 1 and July 31; 500 shares if elected between August 1 and October 31; and 250 shares if elected between November 1 and the next annual meeting. The purchase price of the shares subject to the option is one hundred percent (100%) of the fair market value on the date an option is granted. Upon exercise of an option, the option price must be paid in full in cash, shares of Company Common Stock valued at their fair market value on the date of exercise, or a combination of both.

     Options granted under the Directors Plan may not be exercised prior to one year nor after ten years from the date of grant and become exercisable in three approximately equal installments on the first, second and third anniversaries of the date of grant. If an optionee who holds an outstanding stock option dies, the Directors Plan permits the exercise of such option within three years of the date of death and even if it were not exercisable at such date. If an optionee who holds an outstanding stock option retires at age 72 or prior thereto with at least ten years service, all options then held will be exercisable even if they were not exercisable at such retirement date. The Directors Plan permits the Compensation Committee to make determinations as to exercisability upon other termination of an optionee's membership on the Board of Directors of the Company.

     Administration and Amendment. The Directors Plan is administered by the Compensation Committee. The Board of Directors of the Company may amend the Directors Plan in any respect, provided that no amendment may be made without shareowner approval that would materially (i) increase the maximum number of shares of Company Common Stock available for issuance under the Directors Plan (other than adjustments to reflect changes in or affecting shares of Company Common Stock), (ii) increase the benefits accruing to participants under the Directors Plan, or (iii) modify the requirements as to eligibility for participation in the Directors Plan. Award provisions of the Directors Plan may not be amended more than once every six months except to comport with changes in the Code, the Employee Retirement Income

Security Act of 1974, as amended, or regulations under either of those statutes. The Board of Directors of the Company also has authority to terminate the Directors Plan at any time.

     Tax Matters. The principal Federal income tax consequences of awards of Company Common Stock under the Directors Plan under present law and regulations are that the fair market value of shares of Company Common Stock awarded to a director thereunder will constitute ordinary income to the director recognized for Federal income tax purposes six months after the effective date of the award unless the director makes an election under Section 83(b) of the Code to recognize that income on the effective date of the award. The director's holding period for tax purposes, including determining whether any gain or loss on the shares of Company Common Stock is long or short term, will begin on the date that income is recognized. The Company will be entitled to a deduction equal to the income recognized by the director on the date of recognition.

     The principal Federal income tax consequences of the issuance or transfer of restricted shares awarded in lieu of stock awards under the Directors Plan or cash retainers is that the value thereof is not taxable to the recipient until the restriction lapses (at the value of the shares on the date the restriction lapses).

     The principal Federal income tax consequences of the grant of options under the Directors Plan are that the optionee realizes ordinary income, and the Company is entitled to a deduction, equal to the difference between the option exercise price and the fair market value of the shares acquired at the time of exercise.

  NEW ROCKWELL STOCK INCENTIVE PLANS; TREATMENT OF OUTSTANDING STOCK OPTIONS

     New Rockwell will assume and adopt the Company Stock Incentive Plans described above, however, references to Company Common Stock and Company Class A Common Stock will be references to New Rockwell Common Stock and New Rockwell Class A Common Stock, respectively, and will include the associated New Rockwell Rights. In addition, appropriate amendments will be made to the Company Stock Incentive Plans to reflect their assumption and adoption by New Rockwell in accordance with the terms of the Merger Agreement and the Distribution Agreement. The 1995 LTIP and the 1988 LTIP will be amended to provide that a holder of New Rockwell Options who becomes a Company Group Continuing Employee or is an employee of United Space Alliance, LLC ("USA") (for as long as Boeing retains at least a 50% ownership interest therein), as the case may be, will be entitled to vesting and exercisability rights comparable to those the holder had prior to the Closing Date as if such employee remained in continuous employment with New Rockwell, to the extent the holder remains in continuous employment with the Company Group or USA. The Company anticipates that the number of shares authorized for delivery in payment and upon exercise of New Rockwell Options (as defined below) under the 1988 LTIP will be increased and the 1988 LTIP limit on the aggregate number of shares for which any employee may be granted options in any fiscal year under all Company Stock Incentive Plans will be modified, in each case, to implement the adjustments to the number of shares of New Rockwell Common Stock or New Rockwell Class A Common Stock, as the case may be, for which each New Rockwell Option granted under the 1988 LTIP is exercisable. The Directors Plan will be amended in order to continue to provide for annual grants of shares and options thereunder.

     In connection with the Transactions, as of the Time of Distribution each Company Option outstanding will be converted into an option to acquire shares of New Rockwell Common Stock or New Rockwell Class A Common Stock, as the case may be (a "New Rockwell Option"), having the same terms and vesting schedule as the original Company Option, but with the adjustments described below in order to provide equivalent value to each optionholder. Such adjustments will be made to all outstanding Company Options, whether or not the holder continues to be employed by the New Rockwell Business.

     Pursuant to the adjustment provisions of the Company Stock Incentive Plans, the exercise price of New Rockwell Options will be adjusted to preserve for each optionee the aggregate "spread" that exists prior to the Effective Time between the per share value of Company Common Stock or Company Class A Common Stock, as the case may be, and the per share exercise price of the optionee's Company Options. The per share exercise price of each New Rockwell Option will be equal to the product of (i) the per share exercise price of the Company Option immediately prior to the conversion multiplied by (ii) a fraction, the numerator of which is the Average Price (as defined below) of New Rockwell Common Stock and the denominator of which is the Average Price of Company Common Stock (the "Conversion Ratio"). The number of shares of New Rockwell Common Stock or New Rockwell Class A Common Stock, as the case may be, for which each New Rockwell Option is exercisable will be equal to the product of the number of shares of Company Common Stock or Company Class A Common Stock, respectively, for which the Company Option is exercisable immediately prior to the conversion multiplied by the reciprocal of the Conversion Ratio. "Average Price" with respect to any stock means the average of the daily closing prices per share of such stock as reported on the NYSE Composite Transactions reporting system for the five consecutive full NYSE trading days ending on the trading day before the Closing Date, in the case of New Rockwell Common Stock, trading on a "when-issued" basis.

TREATMENT OF OUTSTANDING RESTRICTED STOCK

     Pursuant to the Directors Plan, the Company has made restricted stock grants of Company Common Stock to James Clayburn La Force, Jr., William T. McCormick, Jr. and William H. Gray, III, directors of the Company pursuant to their elections to defer grants of shares and payments of cash retainers under the Directors Plan. See "Description of the New Rockwell Business and New Rockwell -- Compensation of Directors". Such restricted stock awards are subject to individual Restricted Stock Agreements entered into between the Company and each such director. In addition, the Company has made restricted stock awards of Company Common Stock to Don H. Davis, Jr., President and Chief Operating Officer of the Company, subject to a Restricted Stock Agreement, on terms substantially similar to the restricted stock awards made under the Directors Plan. In the Distribution, a share of New Rockwell Common Stock will be distributed in respect of each restricted share of Company Common Stock. At the Effective Time, pursuant to the Merger each restricted share of Company Common Stock will be converted in the same manner as unrestricted shares of Company Common Stock into the right to receive shares of Boeing Common Stock. See "The Merger -- Terms of the Merger Agreement -- The Merger". In connection with the Distribution, New Rockwell will enter into new Restricted Stock Agreements with each of Messrs. La Force, McCormick, Gray and Davis containing restrictions substantially identical to those contained in their existing Restricted Stock Agreements with the Company in respect of the shares of New Rockwell Common Stock to be distributed in the Distribution and the shares of Boeing Common Stock to be issued in the Merger.

INCENTIVE COMPENSATION PLAN

     The Company maintains the ICP, an incentive compensation plan which provides for discretionary awards to management employees of the Company and its businesses, and in connection with the Transactions, New Rockwell will assume and adopt the ICP.

     The purposes of the ICP are to provide a reward and an incentive to employees in managerial, staff or technical capacities who have contributed and, in the future, are likely to contribute to the success of the Company and to enhance the Company's ability to attract and retain outstanding employees to serve in such capacities.

  Incentive Fund

     The ICP provides for a fund (the "Incentive Fund") to which there shall be credited for each fiscal year an amount, as determined by the Compensation Committee, which shall not exceed either the aggregate amount declared by the Company in such year as dividends on its capital stock or the aggregate amount calculated by adding 2% of the first $100 million of the Company's Applicable Net Earnings (as defined below) for such fiscal year, 3% of the next $50 million of such earnings, 4% of the next $25 million of such earnings, and 5% of the balance of such earnings. "Applicable Net Earnings" are defined as the Company's consolidated net income (before provision for income taxes) for any fiscal year, determined in accordance with GAAP. Amounts charged or credited to the Incentive Fund are not included in determining Applicable Net Earnings. Applicable Net Earnings and the maximum amount thereof which may be credited to the Incentive Fund are determined at the end of each fiscal year by the independent certified public accountants who audit the Company's accounts.

     The Incentive Fund is a single continuing fund which is debited with the amounts of awards made under the ICP and under the Senior Executive Plan for any fiscal year and credited with the amounts of any such awards which lapse or are forfeited. The Board of Directors of the Company may direct the transfer to the general funds of the Company of all or any part of unawarded balances of the Incentive Fund.

  Administration

     The ICP is administered by the Compensation Committee, which has sole authority to interpret the ICP. The Compensation Committee determines the amounts, if any, of Applicable Net Earnings to be credited to and awarded from the Incentive Fund for any fiscal year. Generally, the Compensation Committee makes awards under the ICP in an aggregate amount well below the amount available thereunder. The Company's Chief Executive Officer submits to the Compensation Committee, before its determinations are made, his recommendations concerning awards. In its discretion, the Compensation Committee determines: (i) the extent to which awards, if any, shall be made; (ii) the employees to whom any such awards shall be made; (iii) the amount of any award; and (iv) the form, terms and conditions of awards. Among other things, the Committee may determine whether and to what extent awards shall be paid in installments and in cash or in Company Shares or partly in cash and partly in Company Shares.

  Eligibility

     Any person in the salaried employ of the Company during some part of the fiscal year for which awards are made may be selected for an award by the Compensation Committee. Unless he or she is also an employee of the Company, no member of the Board of Directors of the Company is eligible to participate in the ICP. Of that portion of the Incentive Fund awarded for any fiscal year, not more than 10% may be awarded under the ICP and the Senior Executive Plan to any one employee and not more than 50% may be awarded to the ten employees receiving the highest awards. The total number of Company Shares which may be awarded under the ICP shall not exceed 1,000,000, subject to adjustment by the Board of Directors in the event of any changes in or affecting Company Shares.

     Participants in the Senior Executive Plan are not eligible to receive an award of incentive compensation under the ICP. See "-- Annual Incentive Compensation Plan for Senior Executive Officers".

  Amendment and Termination

     The Board of Directors of the Company has the power, in its discretion, to amend, suspend or terminate the ICP at any time. It does not have the power, however, (i) to take any such action that would adversely affect rights under an award already made, without the consent of the person affected, or (ii) without shareowner approval, to increase the total number of Company Shares subject to the ICP (except as otherwise provided in the ICP), or to modify the method of determining the Incentive Fund so as to increase materially the maximum amount that may be credited to it.

ANNUAL INCENTIVE COMPENSATION PLAN FOR SENIOR EXECUTIVE OFFICERS

     The Company maintains the Senior Executive Plan, an incentive compensation plan, and in connection with the Transactions, New Rockwell will assume and adopt the Senior Executive Plan.

     The Senior Executive Plan was adopted by the Board of Directors of the Company (with Messrs. Beall and Davis, the only directors eligible to participate, not voting) on December 6, 1995, and approved by the shareowners of the Company on February 7, 1996.

     The purpose of the Senior Executive Plan is to assure current Federal income tax deductibility of annual base salary and incentive compensation earned by the five officers whose compensation might otherwise not be deductible under the Code. The Senior Executive Plan is administered so as to provide no greater benefits than could be provided under the ICP. Concurrently with adoption of the Senior Executive Plan, the ICP was amended, among other things, to provide that any awards under the Senior Executive Plan would reduce the amount available to be awarded under the ICP from the Incentive Fund.

  GENERAL

     The Senior Executive Plan provides for the award of annual bonuses to the Chief Executive Officer and to four other executive officers of the Company designated by the Compensation Committee based on the Company's Applicable Net Earnings. The Senior Executive Plan is intended: (i) to promote the interest of the Company by providing incentives and awards to its most senior executive officers on the basis of overall corporate financial performance as measured by Applicable Net Earnings; and (ii) to qualify their awards as performance-based and tax deductible under Section 162(m) of the Code. Section 162(m) provides that, effective for tax years beginning on or after January 1, 1994, a publicly owned corporation may not deduct compensation in excess of $1 million per year paid to a corporation's chief executive officer and its four other most highly paid executive officers, subject to certain exceptions. One exception is for performance-based compensation paid pursuant to a shareowner-approved plan that satisfies certain conditions of Section 162(m).

  ELIGIBILITY

     The persons eligible to participate in the Senior Executive Plan (the "Senior Executive Plan Participants") are the Company's Chief Executive Officer and four other executive officers designated each year by the Compensation Committee. Senior Executive Plan Participants are not eligible to receive an award of annual incentive compensation under the ICP or any other management incentive compensation plan of any of the Company's businesses. The foregoing will not preclude, however, assessing the performance of a Senior Executive Plan Participant on the basis of an annual incentive plan of a business unit for which that Senior Executive Plan Participant has primary accountability.

  DETERMINATION AND ALLOCATION OF THE COVERED EMPLOYEES PERFORMANCE FUND

     Awards under the Senior Executive Plan are allocated to the Senior Executive Plan Participants in each year out of a Covered Employees Performance Fund equal to 1% of the Company's Applicable Net Earnings for that year. Subject to the Compensation Committee's right to reduce any Senior Executive Plan Participant's allocated award as described below, the amount set aside under the Senior Executive Plan is allocated to each Senior Executive Plan Participant as follows: 35% of the fund to the Chief Executive Officer, 20% of the fund to the President and Chief Operating Officer and 15% of the fund to each of the three other Senior Executive Plan Participants. Awards allocated to a Senior Executive Plan Participant are paid to the Senior Executive Plan Participant in cash in a lump sum or in installments, as determined by the Compensation Committee.

  ADMINISTRATION

     The Senior Executive Plan is administered by the Compensation Committee, which has sole authority to interpret any provision of the Senior Executive Plan. The amount of the Covered Employees Performance Fund in any year and the maximum allocation thereof to the Senior Executive Plan Participants are determined by the independent certified public accountants who audit the Company's accounts and certified to the Compensation Committee as soon as practicable after the end of each fiscal year. The Compensation Committee then determines the awards, if any, to be made to the Senior Executive Plan Participants.

     The Compensation Committee may, in its sole discretion, reduce, but not increase, a Senior Executive Plan Participant's award under the Senior Executive Plan, based on the Compensation Committee's evaluation of the performance of the Company or the executive, the relationship of the award to other elements of the Company's executive compensation program and such other factors as the Compensation Committee may deem appropriate. The reduction of one Senior Executive Plan Participant's award will not cause an increase or a decrease in any other Senior Executive Plan Participant's award. The Compensation Committee frequently utilizes information about certain peer companies' compensation practices, including information provided by outside consultants, in setting the compensation of the Company's senior executive officers. While the Covered Employee Performance Fund is designed to make annual bonuses paid to Senior Executive Plan Participants contingent on Applicable Net Earnings and to preserve the Company's compensation deduction in respect of such bonuses, the Compensation Committee believes that competitive compensation practices should continue to be an important factor in determining the appropriate level of compensation of its executive officers. Accordingly, the Compensation Committee anticipates that if the allocation of an award to any Senior Executive Plan Participant would result in the Senior Executive Plan Participant receiving a total amount of compensation in excess of an amount the Compensation Committee believes to be competitive, the Compensation Committee will likely exercise its discretion to reduce the Senior Executive Plan Participant's award under the Senior Executive Plan for the purpose of effecting aggregate executive compensation that is consistent with the objective of providing a competitive executive compensation program. Similarly, the Compensation Committee may exercise its right to reduce a Senior Executive Plan Participant's award that otherwise would be payable under the Senior Executive Plan based on its subjective evaluation of the Senior Executive Plan Participant's performance as well as its evaluation of overall corporate and applicable business unit performance.

  AMENDMENT AND TERMINATION

     The Compensation Committee may discontinue or terminate the Senior Executive Plan in whole or in part at any time and may amend the Senior Executive Plan in any respect at any time, subject to certain restrictions.

  SENIOR EXECUTIVE PLAN BENEFITS

     Because awards under the Senior Executive Plan are determined based on the Company's annual Applicable Net Earnings, it is not currently possible to determine the amounts that will be payable under the Senior Executive Plan for fiscal 1996. Nevertheless, it is the intention of the Compensation Committee that awards under the Senior Executive Plan will be the same as awards it would have made under the ICP, and the Compensation Committee would generally exercise its right to reduce amounts available under the Senior Executive Plan to the extent appropriate to carry out that intention.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For a description of certain effects of the Transactions upon the executive officers and directors and employee compensation and benefit plans of the Company, see "Effect on Employment and Employee Benefits", "-- Stock Incentive Plans of the Company and New Rockwell -- New Rockwell Stock Incentive Plans; Treatment of Outstanding Stock Options" and "-- Treatment of Outstanding Restricted Stock."

OWNERSHIP OF CAPITAL STOCK

     The following table shows the beneficial ownership, reported to the Company as of September 30, 1996, of Company Common Stock and Company Class A Common Stock, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements), within the meaning of Rule 13d-3(d)(1) under the Exchange Act, of each director, each of the five most highly compensated executive officers and such persons and other executive officers, as a group. The rules of the Commission require that every person who has or shares the power to vote or dispose of shares of stock be reported as a "beneficial owner" (as such term is defined in the rules of the Commission) of all shares as to which such power exists. If the Transactions had been consummated as of September 30, 1996, the beneficial ownership of New Rockwell Common Stock and New Rockwell Class A Common Stock of each director, each of the five most highly compensated executive officers and such persons and other executive officers, as a group, would have been the same as set forth below for Company Common Stock and Company Class A Common Stock, respectively.

                                                  BENEFICIAL OWNERSHIP AS OF SEPTEMBER 30, 1996
                              -------------------------------------------------------------------------------------
                               COMPANY           PERCENT    COMPANY          PERCENT                       PERCENT
                                COMMON              OF      CLASS A             OF        TOTAL               OF
            NAME               STOCK(1)          CLASS(2)   STOCK(1)         CLASS(2)   SHARES(1)          CLASS(2)
----------------------------  ----------         --------   --------         --------   ----------         --------
Lew Allen, Jr. .............       2,400(3)          --           --             --          2,400(3)          --
Donald R. Beall.............   1,090,825(4,5,6)     0.6      117,192(4,5,6)     0.4      1,208,017(4,5,6)     0.6
Richard M. Bressler.........       2,200             --           --             --          2,200             --
John J. Creedon.............       3,241             --           --             --          3,241             --
Don H. Davis, Jr. ..........     233,255(4,5,7)     0.1           10(4)          --        233,265(4,5,7)     0.1
Judith L. Estrin............       1,000             --           --             --          1,000             --
William H. Gray, III........       1,346(8)          --           --             --          1,346(8)          --
James Clayburn La Force,
  Jr. ......................       2,300(3,8)        --           --             --          2,300(3,8)        --
William T. McCormick,
  Jr. ......................       6,200(8)          --           --             --          6,200(8)          --
John D. Nichols.............       2,700             --           --             --          2,700             --
Bruce M. Rockwell...........      17,258             --       24,254            0.1         41,512             --
William S. Sneath...........       3,000             --          800             --          3,800             --
Joseph F. Toot, Jr. ........       6,275             --        4,925             --         11,200             --
W. Michael Barnes...........     261,611(4,5)       0.1       35,581(4)         0.1        297,192(4,5)       0.1
Jodie K. Glore..............      31,014(4,5)        --           --             --         31,014(4,5)        --
John A. McLuckey............     186,294(3,4,5)     0.1          648(3,4)        --        186,942(3,4,5)     0.1
All of the above and other
  executive officers as a
  group (27 persons)........   2,468,194(3,4,5)     1.3      226,479(3,4,5)     0.8      2,694,673(3,4,5)     1.2

---------------
(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2) The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 0.1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Exchange Act, except that the shares of Company Common Stock owned and the related percentages do not include shares of Company Class A Common Stock convertible into shares of Company Common Stock.

(3) Includes shares held jointly, or in other capacities, as to which in some cases beneficial ownership is disclaimed.

(4) Includes shares held under the Rockwell International Corporation Savings Plan as of September 30, 1996. Does not include 9,624, 3,181, 1,092, 379, 2,042 and 19,071 share equivalents for Messrs. Beall, Davis, Barnes, Glore, McLuckey and the group, respectively, held under the Rockwell International Corporation Supplemental Savings Plan for Highly Compensated Employees.

(5) Includes shares which may be acquired upon the exercise of outstanding stock options as follows: 752,800, 191,000, 213,133, 25,000, 161,666 and
     1,850,262 shares of Company Common Stock for

     Messrs. Beall, Davis, Barnes, Glore, McLuckey and the group, respectively, and 10,500 shares of Company Class A Common Stock for the group.

(6) Includes shares, as to which beneficial ownership is disclaimed, as follows:
     207,428 shares of Company Common Stock (including 190,000 shares underlying stock options) and 2,068 shares of Company Class A Common Stock held for the benefit of family members and 10,000 shares of Company Common Stock owned by the Beall Family Foundation, of which Mr. Beall is President and a director. Does not include 77,200 shares of Company Common Stock that may be acquired on exercise of stock options assigned to family members who are the beneficial owners.

(7) Includes 14,166 shares of Company Common Stock granted as restricted stock in partial payment of a bonus for fiscal year 1995 and a long-term incentive payment earned for a three-year performance period ended September 30, 1995.

(8) Includes 125, 400 and 400 shares of Company Common Stock granted as restricted stock to each of Messrs. Gray, McCormick and La Force, respectively, under the Directors Plan.

     New Rockwell is a wholly-owned subsidiary of the Company. If the Transactions had been consummated as of September 30, 1996, the persons known to the Company who would have been "beneficial owners" of more than 5% of any class of New Rockwell's equity securities would have been the same as set forth above and under "The Special Meeting -- Ownership of Company Common Stock and Company Class A Common Stock".

                   DESCRIPTION OF NEW ROCKWELL CAPITAL STOCK

     Immediately prior to the Time of Distribution, New Rockwell will be authorized to issue (i) 1,000,000,000 shares of New Rockwell Common Stock, of which a number of shares will be issued in the Distribution equal to the number of shares of Company Common Stock outstanding on the Distribution Record Date,
(ii) 100,000,000 shares of New Rockwell Class A Common Stock, of which a number of shares will be issued in the Distribution equal to the number of shares of Company Class A Common Stock outstanding on the Distribution Record Date, and
(iii) 25,000,000 shares of Preferred Stock, without par value ("New Rockwell Preferred Stock"), of which 2,500,000 shares will be designated as Series A Junior Participating Preferred Stock ("Junior Preferred Stock") for issuance in connection with the exercise of the New Rockwell Rights. See "-- New Rockwell Rights Plan".

     The discussion contained herein is qualified by reference to the New Rockwell Certificate, which will be in effect immediately prior to the Time of Distribution. The New Rockwell Certificate provides that New Rockwell Class A Common Stock will be automatically converted into New Rockwell Common Stock on February 23, 1997, the original date on which the Company Class A Common Stock would be converted to Company Common Stock pursuant to the Company Certificate, unless such date is extended by New Rockwell's Board of Directors. New Rockwell's Board of Directors will not extend the conversion date.

NEW ROCKWELL COMMON STOCK AND NEW ROCKWELL CLASS A COMMON STOCK

     The New Rockwell Certificate and the New Rockwell By-Laws will be substantially similar to the Company Certificate and the Company By-Laws, except as described below, including with respect to the inclusion of certain additional provisions establishing a classified Board of Directors, requiring shareowners to provide advance notice of any shareowner nominations of directors or any proposal of new business to be considered at any meeting of shareowners, requiring a supermajority vote to remove a director or to amend or repeal certain provisions of the New Rockwell Certificate or the New Rockwell By-Laws and eliminating the right of shareowners to call a special meeting of shareowners. See "-- Certain Provisions in the New Rockwell Certificate and New Rockwell By-Laws."

     Holders of New Rockwell Shares will be entitled to such dividends as may be declared by the Board of Directors of New Rockwell out of any funds of New Rockwell legally available therefor. Dividends may not be paid on New Rockwell Shares unless all accrued dividends on New Rockwell Preferred Stock, if any, have been paid or set aside. In the event of any liquidation, dissolution or winding up of New Rockwell, the holders of New Rockwell Shares will be entitled to share pro rata in the assets remaining after payment to creditors and after payment of the liquidation preference plus any unpaid dividends to holders of any outstanding New Rockwell Preferred Stock, if any. Each holder of New Rockwell Common Stock will be entitled to one vote for each such share outstanding in such holder's name, and each holder of New Rockwell Class A Common Stock will be entitled to ten votes for each such share outstanding in such holder's name. No holder of New Rockwell Shares will be entitled to cumulate such holder's votes in voting for directors. No holder of shares of New Rockwell Class A Common Stock may transfer such shares or any interest therein except to such holder's spouse, certain other relatives of such holder, certain trusts established for the benefit of, partnerships comprised solely of, or corporations wholly owned by, the holder or such relatives, charitable organizations controlled by the holder or such holder's family members and to employees of New Rockwell upon distribution from an employee benefit or employee stock ownership plan. New Rockwell Class A Common Stock will be convertible at all times and without cost to the holder into New Rockwell Common Stock on a share-for-share basis. The New Rockwell Certificate provides that, unless otherwise determined by the Board of Directors of New Rockwell, no holder of New Rockwell Shares will, as such holder, have any right to purchase or subscribe for any stock of any class which New Rockwell may issue or sell. With respect to the matters described above, New Rockwell Common Stock and New Rockwell Class A Common Stock will be identical to the existing Company Common Stock and Company Class A Common Stock, respectively.

     Except as described below under " -- Certain Provisions in the New Rockwell Certificate and New Rockwell By-Laws", the rights, privileges and preferences of New Rockwell Shares will otherwise be identical in all material respects to the rights, privileges and preferences of Company Shares.

NEW ROCKWELL PREFERRED STOCK

  GENERAL

     The New Rockwell Certificate authorizes the Board of Directors of New Rockwell to establish one or more series of New Rockwell Preferred Stock (of up to an aggregate of 25,000,000 shares) and to determine, with respect to any series of New Rockwell Preferred Stock, the terms and rights of such series, including (i) the designation of the series, (ii) the number of shares of the series, which number the Board of Directors of New Rockwell may thereafter (except where otherwise provided in the applicable certificate of designation) increase or decrease (but not below the number of shares thereof then outstanding), (iii) whether dividends, if any, will be cumulative or noncumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative, (iv) the rate of any dividends (or method of determining such dividends) payable to the holders of the shares of such series, any conditions upon which such dividends will be paid and the date or dates or the method for determining the date or dates upon which such dividends will be payable, (v) the redemption rights and price or prices, if any, for shares of the series, (vi) the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series, (vii) the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of New Rockwell, (viii) whether the shares of the series will be convertible or exchangeable into shares of any other class or series, or any other security, of New Rockwell or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares will be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made, (ix) restrictions on the issuance of shares of the same series or of any other class or series, (x) the voting rights, if any, of the holders of the shares of the series and (xi) any other relative rights, preferences and limitations of such series.

     The Board of Directors of New Rockwell believes that the ability of the Board to issue one or more series of New Rockwell Preferred Stock will provide New Rockwell with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of New Rockwell Preferred Stock, as well as New Rockwell Shares, will be available for issuance without further action by New Rockwell's shareowners, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which New Rockwell's securities may be listed or traded. If the approval of New Rockwell's shareowners is not so required, the Board of Directors of New Rockwell may determine not to seek shareowner approval.

     Although the Board of Directors of New Rockwell has no intention at the present time of doing so (other than as described below with respect to the Junior Preferred Stock), it could issue a series of New Rockwell Preferred Stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The Board of Directors of New Rockwell will make any determination to issue such shares based on its judgment as to the best interests of New Rockwell and its shareowners. The Board of Directors of New Rockwell, in so acting, could issue New Rockwell Preferred Stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of the Board of Directors of New Rockwell, including a tender offer or other transaction that some, or a majority, of New Rockwell's shareowners might believe to be in their best interests or in which shareowners might receive a premium for their stock over the then current market price of such stock.

  NEW ROCKWELL JUNIOR PREFERRED STOCK

     The summary of the terms of the Junior Preferred Stock contained herein does not purport to be complete and is subject and qualified by reference to the provisions of the New Rockwell Certificate, a copy of which has been filed as an exhibit to the Distribution S-4 of which this Proxy Statement-Prospectus is a part.

     The Board of Directors of New Rockwell has authorized the issuance of up to 2,500,000 shares of Junior Preferred Stock. The terms of the Junior Preferred Stock are set forth in the New Rockwell Certificate. The

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Junior Preferred Stock, when issued upon exercise of the New Rockwell Rights, will be fully paid and non-assessable. See "New Rockwell Rights Plan".

     Ranking and Redemption. The Junior Preferred Stock will rank junior to all series of any other class of New Rockwell Preferred Stock with respect to payments of dividends and distribution of assets and will be non-redeemable.

     Dividend Rights. Holders of Junior Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of New Rockwell out of funds legally available therefor, quarterly dividends equal to the greater of
(i) $1 or (ii) 100 times the amount of cash dividends and 100 times the amount (payable in kind) of non-cash dividends or other distributions (other than stock dividends of New Rockwell Shares) declared per New Rockwell Share. If New Rockwell at any time declares or pays a stock dividend payable in New Rockwell Shares, or effects a subdivision or combination or consolidation of New Rockwell Shares, then the amount to which holders of Junior Preferred Stock will be entitled under clause (ii) of the previous sentence will be adjusted in accordance with the antidilution provisions contained in the New Rockwell Certificate.

     Dividends and distributions on the Junior Preferred Stock will be declared immediately after the declaration of the dividend or distribution on the New Rockwell Shares and will be payable quarterly on the second Monday of March, June, September and December in each year (a "Dividend Payment Date"). In the event that no dividend or distribution is declared on New Rockwell Shares, then a dividend of $1 per share of Junior Preferred Stock will nevertheless be payable on the next Dividend Payment Date. Dividends declared will be payable to record holders of Junior Preferred Stock on a record date not more than 60 days prior to the payment date, as determined by the Board of Directors of New Rockwell. Dividends on the Junior Preferred Stock will accrue and be cumulative. Accrued and unpaid dividends will not bear interest.

     If quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock are in arrears, until all accrued and unpaid dividends and distributions on the Junior Preferred Stock are paid in full, New Rockwell may not (i) declare or pay any dividend or distribution with respect to any stock ranking junior to the Junior Preferred Stock; (ii) declare or pay any dividend or distribution with respect to any stock ranking on parity with the Junior Preferred Stock, other than pro rata distributions made on the Junior Preferred Stock and all such parity stock; (iii) redeem or purchase or otherwise acquire shares of any stock ranking junior to the Junior Preferred Stock (provided that New Rockwell may redeem or purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock ranking junior to the Junior Preferred Stock); and (iv) redeem or purchase or otherwise acquire shares of any stock ranking on parity with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or publication to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     Liquidation Preference. In the event of any liquidation, dissolution or winding up of New Rockwell, no distributions will be made with respect to (i) any shares of stock ranking junior to the Junior Preferred Stock, unless holders of shares of Junior Preferred Stock have received an amount per share equal to $100 plus an amount per share equal to any dividends accrued but unpaid thereon, without interest, provided that such holders will be entitled to receive an amount per share equal to 100 times the amount to be distributed per share to holders of New Rockwell Shares or (ii) any shares of stock ranking on parity with the Junior Preferred Stock, except for pro rata distributions made on the Junior Preferred Stock and all such parity stock. If New Rockwell at any time declares or pays a stock dividend payable in New Rockwell Shares, or effects a subdivision or combination or consolidation of New Rockwell Shares, then the amount to which holders of Junior Preferred Stock will be entitled will be adjusted in accordance with the antidilution provisions contained in the New Rockwell Certificate.

     Voting Rights. Each share of Junior Preferred Stock will be entitled to 100 votes per share. If New Rockwell at any time declares or pays a stock dividend payable in New Rockwell Shares, or effects a subdivision or combination or consolidation of New Rockwell Shares, then the number of votes to which holders of Junior Preferred Stock will be entitled will be adjusted in accordance with the antidilution

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

provisions contained in the New Rockwell Certificate. The Junior Preferred Stock vote together with the New Rockwell Common Stock and the New Rockwell Class A Common Stock as one class on all matters submitted to a vote of shareowners of New Rockwell, except as otherwise provided in a certificate of designation for any other class of New Rockwell Preferred Stock filed with the Secretary of State of the State of Delaware or by law. Except as otherwise provided by law, the Junior Preferred Stock will have no special voting rights, and except to the extent the Junior Preferred Stock is entitled to vote with the New Rockwell Shares, the consent of the Junior Preferred Stock will not be required for taking any corporate action.

     Rights Upon Consolidation, Merger or Combination. If New Rockwell enters into any consolidation, merger, combination or other transaction in which New Rockwell Shares are exchanged for or changed into other stock or securities, cash and/or other property, then each share of Junior Preferred Stock will at the same time be similarly exchanged or changed into an amount per share equal to 100 times the aggregate amount of stock, securities, cash and/or other property (payable in kind) into which or for which each New Rockwell Share is changed or exchanged. If New Rockwell at any time declares or pays a stock dividend payable in New Rockwell Shares, or effects a subdivision or combination or consolidation of New Rockwell Shares, then the amount to which holders of Junior Preferred Stock will be entitled with respect to such exchange or change will be adjusted in accordance with the antidilution provisions contained in the New Rockwell Certificate.

CERTAIN PROVISIONS IN THE NEW ROCKWELL CERTIFICATE AND NEW ROCKWELL BY-LAWS

     Except as described below, the New Rockwell Certificate and the New Rockwell By-Laws will be substantially similar to the Company Certificate and the Company By-Laws. Accordingly, the New Rockwell Certificate and the New Rockwell By-Laws provide for a fair price provision, disparate voting rights between New Rockwell Common Stock and New Rockwell Class A Common Stock and indemnification of directors and officers to the fullest extent permitted by applicable law. In addition, the New Rockwell Certificate and the New Rockwell By-Laws will contain various other provisions intended to (i) promote stability of New Rockwell's shareowner base and (ii) render more difficult certain unsolicited or hostile attempts to take over New Rockwell which could disrupt New Rockwell, divert the attention of New Rockwell's directors, officers and employees and adversely affect the independence and integrity of New Rockwell's business. A summary of these provisions of the New Rockwell Certificate and the New Rockwell By-Laws is set forth below.

  CLASSIFIED BOARD OF DIRECTORS AND REMOVAL OF DIRECTORS

     Pursuant to the New Rockwell Certificate, the number of directors of New Rockwell will be fixed by the Board of Directors of New Rockwell. The directors (other than those elected by the holders of any series of New Rockwell Preferred Stock or any other series or class of stock) will be divided into three classes, each class to consist as nearly as possible of one-third of the directors. Directors elected by shareowners at an Annual Meeting of Shareowners will be elected by a plurality of all votes cast at such annual meeting. Initially, the terms of office of the three classes of directors will expire, respectively, at the Annual Meeting of Shareowners in 1997, 1998 and 1999. The term of the successors of each such class of directors expires three years from the year of election.

     The New Rockwell Certificate provides that except as otherwise provided for or fixed by or pursuant to a Certificate of Designations setting forth the rights of the holders of any class or series of New Rockwell Preferred Stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors of New Rockwell resulting from death, resignation, disqualification, removal or other cause will be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors of New Rockwell, and not by the shareowners. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors of New Rockwell will shorten the term of any incumbent director. Subject to the rights of holders of New Rockwell Preferred Stock, any director may be removed from office only for cause by the affirmative vote of the holders of at least 80 percent of the voting power of all the

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

outstanding capital stock of New Rockwell entitled to vote generally in the election of directors (the "Voting Power"), voting together as a single class.

     The Company Certificate does not contain provisions for a classified Board of Directors and provides for (i) the removal of a director, with or without cause, at any time, by the affirmative vote of a majority in interest of the holders of stock having Voting Power at a special meeting of shareowners called for such purpose and the filling of the resulting vacancy by the shareowners at such meeting and (ii) the filling of any vacancy on the Board of Directors for any other reason by the shareowners of the Company at the next annual meeting or any special meeting called for such purpose.

     These provisions of the New Rockwell Certificate would preclude a third party from removing incumbent directors and simultaneously gaining control of the Board of Directors of New Rockwell by filling the vacancies created by removal with its own nominees. Under the classified board provisions described above, it would take at least two elections of directors for any individual or group to gain control of the Board of Directors of New Rockwell. Accordingly, these provisions could discourage a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of New Rockwell.

  FAIR PRICE PROVISION

     The New Rockwell Certificate contains a provision identical to one contained in the Company Certificate (the "Fair Price Provision") pursuant to which a Business Combination (as defined below) between New Rockwell or a subsidiary of New Rockwell and an Interested Shareowner (as defined below) requires approval by the affirmative vote of the holders of not less than 80 percent of the Voting Power, unless the Business Combination is approved by at least two-thirds of the Continuing Directors (as defined below) or certain fair price criteria and procedural requirements specified in the Fair Price Provision and described below are met. If either the requisite Board of Directors approval or the fair price and procedural requirements were met, the Business Combination would be subject to the voting requirements otherwise applicable under the DGCL, which for most types of Business Combinations currently would be the affirmative vote of the holders of a majority of the outstanding shares of stock of New Rockwell entitled to vote thereon.

     The general purpose of the Fair Price Provision is to protect shareowners against so-called front-end loaded or two-tier tender offers which may afford some shareowners a disproportionately higher price for their shares than shareowners receive generally. The Fair Price Provision is intended to help assure New Rockwell's shareowners fair and equitable treatment in the event a third party were to seek to acquire New Rockwell.

     A "Business Combination" is defined as: (i) a merger or consolidation of New Rockwell or any subsidiary with an Interested Shareowner; (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition by New Rockwell or a subsidiary of assets or securities having a value of $25 million or more if an Interested Shareowner is a party to the transaction; (iii) the adoption of any plan or proposal for the liquidation or dissolution of New Rockwell proposed by or on behalf of an Interested Shareowner; (iv) any reclassification of securities, recapitalization, merger with a subsidiary or other transaction which has the effect, directly or indirectly, of increasing an Interested Shareowner's proportionate share of the outstanding capital stock of New Rockwell or a subsidiary; or (v) any agreement or contract providing for any of the foregoing.

     An "Interested Shareowner" is defined as any person who is the beneficial owner of 10 percent or more of the Voting Power other than New Rockwell, certain of its subsidiaries, or the employee benefit plans of New Rockwell and the trustees of such plans. A person is the "beneficial owner" of stock that such person, directly or indirectly, owns or has the right to acquire or vote. The Company is not aware of any person or group who would have been within the definition of an "Interested Shareowner" if the Distribution had occurred on September 30, 1996.

     "Fair Price" Criteria. Under the Fair Price Provision, the fair price criteria that must be satisfied to avoid the 80 percent shareowner voting requirement include the requirement that the consideration paid to New Rockwell's shareowners in a Business Combination must be either cash or the same form of consideration used by the Interested Shareowner in acquiring its beneficial ownership of the largest number of shares of

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

New Rockwell's capital stock acquired by the Interested Shareowner. The Interested Shareowner would be required to meet the fair price criteria with respect to each class of New Rockwell's capital stock, whether or not the Interested Shareowner beneficially owned shares of that class prior to proposing the Business Combination. If the Business Combination does not involve any cash or other property being received by any of the other shareowners, such as a sale of assets or an issuance of New Rockwell's securities to an Interested Shareowner, then the fair price criteria discussed above would not apply, and approval by the holders of 80 percent of the Voting Power would be required unless the transaction were approved by at least two-thirds of the Continuing Directors.

     Procedural Requirements. Under the Fair Price Provision, even if the foregoing fair price criteria are met, the following procedural requirements must be met if the Business Combination is not to require approval by at least two-thirds of the Continuing Directors or approval by the holders of 80 percent of the Voting Power: (i) New Rockwell, after the Interested Shareowner became an Interested Shareowner, must not have failed to pay full quarterly dividends on the New Rockwell Preferred Stock, if any, or reduced the rate of dividends paid on New Rockwell Shares, unless such failure or reduction was approved by at least two-thirds of the Continuing Directors; (ii) the Interested Shareowner must not have acquired at any time after becoming an Interested Shareowner any additional shares of New Rockwell's capital stock in any transaction unless after giving effect to such acquisition there would be no increase in the Interested Shareowner's percentage beneficial ownership of any class of New Rockwell's capital stock; (iii) the Interested Shareowner must not have received (other than proportionately as a shareowner) at any time after becoming an Interested Shareowner, whether in connection with the proposed Business Combination or otherwise, the benefit of any loans or other financial assistance or any tax advantages provided by New Rockwell; (iv) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Exchange Act must have been mailed to all shareowners of New Rockwell at least 30 days prior to the consummation of the Business Combination; and (v) the Interested Shareowner must not have made any material change in New Rockwell's business or equity capital structure without the approval of at least two-thirds of the Continuing Directors.

     Continuing Director Approval. If the Business Combination with an Interested Shareowner is approved by at least two-thirds of the Continuing Directors, neither the fair price criteria and other procedural requirements nor the 80 percent shareowner vote requirement would be applicable. A "Continuing Director" is any member of the Board of Directors of New Rockwell who is not affiliated or associated with or a representative of the Interested Shareowner and who was a director of New Rockwell prior to the time the Interested Shareowner became an Interested Shareowner, and any successor to such Continuing Director who is not affiliated or associated with or a representative of an Interested Shareowner and who was recommended or elected by at least two-thirds of the Continuing Directors.

     80 Percent Shareowner Vote. If the fair price criteria and procedural requirements are not satisfied and the Business Combination is not approved by at least two-thirds of the Continuing Directors, the Fair Price Provision requires the approval of the holders of 80 percent of the Voting Power, voting as a single class, in addition to any vote required by law or otherwise. If the fair price criteria and other procedural requirements were met or at least two-thirds of the Continuing Directors approved a particular Business Combination, the normal voting requirements of the DGCL and the NYSE would apply. Under current provisions of the DGCL, certain mergers, consolidations, reclassifications of securities, sales of substantially all assets and plans of dissolution would have to be approved by the holders of a majority of the outstanding shares of stock of New Rockwell entitled to vote thereon. Under the current rules of the NYSE, on which shares of New Rockwell Common Stock will be listed, the issuance of additional shares of New Rockwell Common Stock aggregating 20 percent of the outstanding shares could, under certain circumstances, require approval by a majority of the votes cast by the holders of the shares of the stock of New Rockwell entitled to vote thereon. Certain other transactions, such as sales of less than substantially all assets, mergers involving a 90%-owned subsidiary and recapitalizations not involving any amendments to the New Rockwell Certificate, would not require shareowner approval under the DGCL or NYSE rules, although such transactions may constitute Business Combinations subject to the Fair Price Provision.

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

     Amendment of the Fair Price Provision. Any amendment or repeal of the Fair Price Provision, or the adoption of provisions inconsistent therewith, must be approved by the affirmative vote of the holders of not less than 80 percent of the Voting Power, voting together as a single class, unless such amendment, repeal or adoption were approved by at least two-thirds of the Continuing Directors, in which case the provisions of the DGCL would require the affirmative vote of the holders of a majority of the outstanding shares of New Rockwell's stock entitled to vote thereon.

  SPECIAL SHAREOWNERS' MEETINGS AND RIGHT TO ACT BY WRITTEN CONSENT

     The New Rockwell Certificate and the New Rockwell By-Laws provide that a special meeting of shareowners may be called only by a resolution adopted by a majority of the entire Board of Directors of New Rockwell. Shareowners are not permitted to call, or to require that the Board of Directors call, a special meeting of shareowners. Moreover, the business permitted to be conducted at any special meeting of shareowners is limited to the business brought before the meeting pursuant to the notice of the meeting given by New Rockwell. The Company By-Laws permit a special meeting of shareowners to be called at any time for any purpose by the Chairman of the Board, by the President, by order of the Board of Directors of the Company or by a shareowner or shareowners holding of record at least 20% of the outstanding Company Shares entitled to vote at such meeting. In addition, the New Rockwell Certificate provides that any action taken by the shareowners of New Rockwell must be effected at an annual or special meeting of shareowners and may not be taken by written consent in lieu of a meeting.

     The provisions of the New Rockwell Certificate and the New Rockwell By-Laws prohibiting shareowner action by written consent, which are identical to those of the Company Certificate and the Company By-Laws, may have the effect of delaying consideration of a shareowner proposal until the next annual meeting. These provisions would also prevent the holders of a majority of the Voting Power from unilaterally using the written consent procedure to take shareowner action. Moreover, a shareowner could not force shareowner consideration of a proposal over the opposition of the Board of Directors of New Rockwell by calling a special meeting of shareowners prior to the time the Board believes such consideration to be appropriate.

  PROCEDURES FOR SHAREOWNER NOMINATIONS AND PROPOSALS

     The New Rockwell By-Laws establish an advance notice procedure for shareowners to nominate candidates for election as directors or to bring other business before meetings of shareowners of New Rockwell (the "Shareowner Notice Procedure").

     Only those shareowner nominees who are nominated in accordance with the Shareowner Notice Procedure will be eligible for election as directors of New Rockwell. Under the Shareowner Notice Procedure, notice of shareowner nominations to be made at an annual meeting (or of any other business to be brought before such meeting) must be received by New Rockwell not less than 60 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting (or, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, not earlier than the 90th day prior to such meeting and not later than the later of (i) the 60th day prior to such meeting or (ii) the 10th day after public announcement of the date of such meeting is first made). Notwithstanding the foregoing, in the event that the number of directors to be elected is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by New Rockwell at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareowner's notice will be timely, but only with respect to nominees for any new positions created by such increase, if it is received by New Rockwell not later than the 10th day after such public announcement is first made by New Rockwell. Moreover, the Shareowner Notice Procedure provides that if the Board of Directors of New Rockwell has determined that directors will be elected at a special meeting, a shareowner must give written notice to the Secretary of New Rockwell of any nominations to be brought before a special meeting, not earlier than the 90th day prior to the special meeting and not later than the later of the 60th day prior to the special meeting or the 10th day following the first public announcement by New Rockwell of the date of the special meeting.

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

     The New Rockwell By-Laws provide that only such business may be conducted at a special meeting as is specified in the notice of meeting. Nominations for election to New Rockwell's Board of Directors may be made at a special meeting at which directors are to be elected only by or at the New Rockwell Board of Directors' direction or by a shareowner who has given timely notice of nomination. Under the Shareowner Notice Procedure, such notice must be received by New Rockwell not earlier than the 90th day before such meeting and not later than the later of (i) the 60th day prior to such meeting or (ii) the 10th day after public announcement of the date of such meeting is first made. Shareowners will not be able to bring other business before special meetings of shareowners.

     The Shareowner Notice Procedure provides that at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, the Chairman, the President or the New Rockwell Board of Directors or by a shareowner who has given timely written notice (as set forth above) to the Secretary of New Rockwell of such shareowner's intention to bring such business before such meeting.

     Under the Shareowner Notice Procedure, a shareowner's notice to New Rockwell proposing to nominate an individual for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareowner, the class and number of shares of stock of New Rockwell owned by such shareowner, and all information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee. Under the Shareowner Notice Procedure, a shareowner's notice relating to the conduct of business other than the nomination of directors must contain certain information about such business and about the proposing shareowner, including without limitation, a brief description of the business the shareowner proposes to bring before the meeting, the reasons for conducting such business at such meeting, the name and address of such shareowner, the class and number of shares of stock of New Rockwell beneficially owned by such shareowner, and any material interest of such shareowner in the business so proposed. If the Chairman or other officer presiding at a meeting determines that an individual was not nominated, or other business was not brought before the meeting, in accordance with the Shareowner Notice Procedure, such individual will not be eligible for election as a director, or such business will not be conducted at such meeting, as the case may be.

     By requiring advance notice of nominations by shareowners, the Shareowner Notice Procedure will afford the New Rockwell Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by New Rockwell's Board of Directors, to inform shareowners about such qualifications. By requiring advance notice of other proposed business, the Shareowner Notice Procedure will provide a more orderly procedure for conducting annual meetings of shareowners and, to the extent deemed necessary or desirable by New Rockwell's Board of Directors, will provide New Rockwell's Board of Directors with an opportunity to inform shareowners, prior to such meetings, of any business proposed to be conducted at such meetings, together with New Rockwell's Board of Directors' position regarding action to be taken with respect to such business, so that shareowners can better decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

     Although the New Rockwell By-Laws do not give New Rockwell's Board of Directors any power to approve or disapprove shareowner nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of shareowner proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to New Rockwell and its shareowners.

  AMENDMENT OF THE NEW ROCKWELL CERTIFICATE AND NEW ROCKWELL BY-LAWS

     The New Rockwell Certificate provides that the affirmative vote of at least 80 percent of the Voting Power, voting together as a single class, would be required to (i) amend or repeal the provisions of the New Rockwell Certificate with respect to (A) the election of directors and (B) the right to call a special shareowners' meeting and (C) the right to act by written consent, (ii) adopt any provision inconsistent with

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

such provisions and (iii) amend or repeal the provisions of the New Rockwell Certificate with respect to amendments to the New Rockwell Certificate or the New Rockwell By-Laws. In addition, the New Rockwell Certificate provides that the amendment or repeal by shareowners of any By-Laws made by the Board of Directors of New Rockwell would require the affirmative vote of at least 80 percent of the Voting Power, voting together as a single class.

     The Company Certificate contains no such restrictions on the amendment or repeal of (i) provisions of the Company Certificate or (ii) By-Laws adopted by the Company's Board of Directors and provides that the Company Certificate may be amended as provided by the DGCL.

NEW ROCKWELL RIGHTS PLAN

     The New Rockwell Board of Directors will declare a dividend of one New Rockwell Right to be paid in respect of each share of New Rockwell Common Stock and New Rockwell Class A Common Stock to be issued in the Distribution. Each New Rockwell Right will entitle the registered holder to purchase from New Rockwell one one-hundredth of a share of Junior Preferred Stock, at a price to be established by the New Rockwell Board of Directors at the time the New Rockwell Rights Agreement (as defined below) is entered into (the "Purchase Price"), subject to adjustment. The description and terms of the New Rockwell Rights will be set forth in a Rights Agreement (the "New Rockwell Rights Agreement") to be entered into between New Rockwell and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding New Rockwell Shares or (ii) 10 business days (or such later date as may be determined by New Rockwell's Board of Directors prior to such time as any person or group becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding New Rockwell Shares (the earlier of such dates being called the "Rights Distribution Date"), the New Rockwell Rights will be evidenced by New Rockwell Share certificates.

     The New Rockwell Rights Agreement provides that, until the Rights Distribution Date (or until the earlier redemption or expiration of the New Rockwell Rights), (i) the New Rockwell Rights will be transferred with and only with the New Rockwell Shares, (ii) certificates representing New Rockwell Shares will contain a notation incorporating the terms of the New Rockwell Rights by reference and (iii) the surrender for transfer of any certificates representing New Rockwell Shares will also constitute the surrender of the New Rockwell Rights associated therewith. As soon as practicable following the Rights Distribution Date, separate certificates evidencing the New Rockwell Rights ("Right Certificates") will be mailed to holders of record of the New Rockwell Shares as of the close of business on the Rights Distribution Date and such separate Right Certificates alone will evidence the New Rockwell Rights.

     The New Rockwell Rights are not exercisable until the Rights Distribution Date. The New Rockwell Rights will expire on the tenth anniversary of the Time of Distribution (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the New Rockwell Rights are earlier redeemed by New Rockwell, in each case, as described below.

     The Purchase Price payable, and the number of shares of Junior Preferred Stock or other securities or property issuable, upon exercise of the New Rockwell Rights are subject to adjustment from time to time to prevent dilution
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Stock, (ii) upon the grant to holders of shares of Junior Preferred Stock of certain rights or warrants to subscribe for or purchase shares of Junior Preferred Stock at a price, or securities convertible into shares of Junior Preferred Stock with a conversion price, less than the then current market price of the shares of Junior Preferred Stock or
(iii) upon the distribution to holders of shares of Junior Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in shares of Junior Preferred Stock) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding New Rockwell Rights and the number of one one-hundredths of a share of Junior Preferred Stock issuable upon exercise of each New Rockwell Right are also subject to adjustment in the event of a stock split of the New Rockwell Shares or a stock dividend on the New Rockwell Shares payable in New Rockwell Shares or subdivisions, consolidations or combinations of the New Rockwell Shares occurring, in any such case, prior to the Rights Distribution Date.

     Shares of Junior Preferred Stock purchasable upon exercise of the New Rockwell Rights will not be redeemable. Each share of Junior Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per New Rockwell Share whenever such dividend is declared. In the event of liquidation, the holders of the Junior Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per New Rockwell Share. Each share of Junior Preferred Stock will have 100 votes, voting together with the New Rockwell Shares. Finally, in the event of any merger, consolidation or other transaction in which New Rockwell Shares are exchanged, each share of Junior Preferred Stock will be entitled to receive 100 times the amount received per share of New Rockwell Common Stock. These rights are protected by customary antidilution provisions.

     Because of the nature of the Junior Preferred Stock's dividend, liquidation and voting rights, the value of the one one-hundredth interest in a share of Junior Preferred Stock purchasable upon exercise of each New Rockwell Right should approximate the value of one share of New Rockwell Common Stock.

     In the event that, at any time after a person has become an Acquiring Person, New Rockwell is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power is sold, proper provision will be made so that each holder of a New Rockwell Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the New Rockwell Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the New Rockwell Right. In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a New Rockwell Right, other than New Rockwell Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise, in lieu of shares of Junior Preferred Stock, that number of New Rockwell Shares having a market value of two times the exercise price of the New Rockwell Right.

     At any time after any person or group of affiliated or associated persons becomes an Acquiring Person, and prior to the acquisition by such person or group of 50% or more of the outstanding shares of New Rockwell Common Stock, New Rockwell's Board of Directors may exchange the New Rockwell Rights for New Rockwell Common Stock or Junior Preferred Stock (other than New Rockwell Rights owned by such person or group, which will have become void after such person became an Acquiring Person), in whole or in part, at an exchange ratio of one share of New Rockwell Common Stock, or one hundredth of a share of Junior Preferred Stock (or of a share of another series of New Rockwell Preferred Stock having equivalent rights, preferences and privileges), per New Rockwell Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Junior Preferred Stock will be issued (other than fractions which are integral multiples of one one-hundredth of a share of Junior Preferred Stock, which may, at the election of the New Rockwell, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Junior Preferred Stock on the last trading day prior to the date of exercise.

     At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding New Rockwell Shares, the Board of Directors of New Rockwell may redeem the New Rockwell Rights in whole, but not in part, at a price of $.01 per New Rockwell Right (the "Redemption Price"). The redemption of the New Rockwell Rights may be made effective at such time, on such basis and with such conditions as New Rockwell's Board of Directors may determine, in its sole discretion. Immediately upon any redemption of the New Rockwell Rights, the right to exercise the New Rockwell Rights will terminate and the only right of the holders of New Rockwell Rights will be to receive the Redemption Price.

     The terms of the New Rockwell Rights may be amended by the Board of Directors of New Rockwell without the consent of the holders of the New Rockwell Rights, including an amendment to decrease the threshold at which a person becomes an Acquiring Person from 20% to not less than 10%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the New Rockwell Rights.

     Until a New Rockwell Right is exercised, the holder thereof, as such, will have no rights as a shareowner of New Rockwell, including, without limitation, the right to vote or to receive dividends.

     The New Rockwell Rights will have certain antitakeover effects. The New Rockwell Rights will cause substantial dilution to a person or group that attempts to acquire New Rockwell on terms not approved by New Rockwell's Board of Directors, except pursuant to an offer conditioned on a substantial number of New Rockwell Rights being acquired. The New Rockwell Rights should not interfere with any merger or business combination approved by New Rockwell's Board of Directors, since the New Rockwell Rights may be redeemed by New Rockwell at the Redemption Price prior to the time that a person or group has become an Acquiring Person.

     The foregoing summary of certain terms of the New Rockwell Rights does not purport to be complete and is qualified by reference to the form of the New Rockwell Rights Agreement, which has been filed as an exhibit to the Distribution S-4 of which this Proxy Statement-Prospectus is a part.

               COMPARISON OF RIGHTS OF SHAREOWNERS OF THE COMPANY
                                AND NEW ROCKWELL

     If the Distribution is consummated, holders of Company Common Stock and Company Class A Common Stock will become holders of New Rockwell Common Stock and New Rockwell Class A Common Stock, and their rights as shareowners will be governed by the DGCL, the New Rockwell Certificate, the New Rockwell By-Laws and the New Rockwell Rights Agreement. See "Description of New Rockwell Capital Stock".

                        DESCRIPTION OF THE A&D BUSINESS

     The Company's A&D Business segments are engaged in research, development, and manufacture of diversified products as follows:

     Space Systems -- manned and unmanned space systems, rocket engines, advanced space-based surveillance systems, navigation satellites, high-energy laser and other directed-energy programs, and space electric power.

     Defense Electronics -- defense electronics systems and products for precision guidance and control and tactical weapons.

     Aircraft -- military aircraft and modifications and military and commercial aircraft structural components.

     The sales and operating earnings of the A&D Business for the three fiscal years ended September 30, 1995 and the nine months ended June 30, 1995 and 1996 were as follows:

                                                     FISCAL YEAR ENDED           NINE MONTHS ENDED
                                                       SEPTEMBER 30,                 JUNE 30,
                                                ----------------------------     -----------------
                                                 1993       1994       1995       1995       1996
                                                ------     ------     ------     ------     ------
                                                                  (IN MILLIONS)
Sales:
  Space Systems...............................  $2,279     $2,043     $1,882     $1,397     $1,335
  Defense Electronics.........................   1,014        822        788        555        565
  Aircraft....................................     725        582        568        399        375
                                                ------     ------     ------     ------     ------
     Total....................................  $4,018     $3,447     $3,238     $2,351     $2,275
                                                ======     ======     ======     ======     ======
Operating earnings............................  $  471     $  492     $  485     $  337     $  366
                                                ======     ======     ======     ======     ======

     Space Systems. The A&D Business is a world leader in spacecraft and rocket propulsion systems. Its Space Systems business builds and performs support, maintenance and modification work for the Space Shuttle orbiters, their main engines and the Shuttle flight program. The Space Systems business also designs the power system for the space station, builds propulsion systems for Atlas and Delta expendable launch vehicles, and develops advanced technologies for national defense and space programs. The A&D Business is one of NASA's largest contractors in terms of dollar volume. Space Systems' sales during fiscal 1995 declined due to continuing reductions in government spending in space programs. The Company and Lockheed Martin Corporation formed a joint venture, USA, to manage NASA's Space Shuttle program. In June 1996, the A&D Business transferred its Space Operations Contract to USA and in October 1996 intends to transfer its contract for logistics at the Kennedy Space Center to USA. The Space Systems business, which built the original GPS satellites currently in orbit, was recently awarded the GPS-II F satellite contract.

     Defense Electronics. The A&D Business provides a wide range of electronics products for defense markets worldwide. These products include aircraft electronic upgrades and modifications; tactical weapons; space defense sensors and electronics; navigation and guidance systems; and naval combat systems for ships and submarines. Sales of the Defense Electronics business for fiscal 1995 continued to be affected by reductions in government spending in defense programs.

     Aircraft. The A&D Business's aircraft operations design, build and modify military aircraft and supply metal and composite aerostructures to other producers of military and commercial aircraft. Current activities include support and modification of the B-1B Lancer bomber, advanced technology programs, including the X-31 experimental aircraft, and aerostructures for Boeing 737, 747 and 777 aircraft. In June 1995, the A&D Business acquired AeroSpace Technologies of Australia Limited ("ASTA"), which manufactures military aircraft equipment and parts for the international airliner and military aerostructure components markets.

SELECTED FINANCIAL DATA OF THE A&D BUSINESS

     The following selected financial data have been derived from the financial statements of the A&D Business. The data should be read in conjunction with the financial statements of the A&D Business and notes thereto included elsewhere in this Proxy Statement-Prospectus. The income statement data for the years ended September 30, 1993, 1994 and 1995 and the statement of assets and liabilities data as of September 30, 1994 and 1995 have been derived from the audited financial statements of the A&D Business. The income statement data for the years ended September 30, 1991 and 1992 and the statement of assets and liabilities data as of September 30, 1991, 1992 and 1993 have been derived from unaudited financial information of the A&D Business. The income statement data for the nine months ended June 30, 1995 and 1996 and the statement of assets and liabilities data as of June 30, 1995 and 1996 have been derived from the unaudited financial statements of the A&D Business, which, in the opinion of management, include all adjustments necessary for a fair presentation of assets and liabilities as of such dates and results of operations for such periods. Operating results for the nine months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the entire year ending September 30, 1996.

                                                                                    NINE MONTHS ENDED
                                            FISCAL YEAR ENDED SEPTEMBER 30,             JUNE 30,
                                      -------------------------------------------   -----------------
                                       1991     1992     1993     1994     1995      1995      1996
                                      ------   ------   ------   ------   -------   -------   -------
                                                               (IN MILLIONS)
INCOME STATEMENT DATA:
Sales...............................  $4,880   $4,383   $4,018   $3,447   $ 3,238   $ 2,351   $ 2,275
Operating earnings..................     512      429      471      492       485       337       366
Net income..........................     256      230      249      263       217       153       154
Interest expense....................      94       66       82       75       142       100       120
BALANCE SHEET DATA:
  (at end of period)
Total assets........................  $3,034   $3,111   $3,067   $3,025   $ 3,044   $ 3,020   $ 3,088
Long-term debt......................     697      997      997      799     1,597     1,597     1,597
Net assets (liabilities)(1).........     845     (518)    (456)    (167)   (1,457)   (2,015)   (1,302)

---------------

(1) The increase in the net liabilities of the A&D Business of $1,290 million from 1994 to 1995 resulted from the U.S. corporate debt incurred to finance the Reliance acquisition. Such debt will be retained by the A&D Business and guaranteed by Boeing as part of the Transactions and, accordingly, has been classified as a component of net liabilities of the A&D Business.

                             DESCRIPTION OF BOEING

     Boeing, together with its subsidiaries, is one of the world's major aerospace firms. Boeing operates in two principal industries: commercial aircraft, and defense and space. Commercial aircraft operations -- conducted through Boeing Commercial Airplane Group -- involve development, production and marketing of commercial jet transports and providing related support services to the commercial airline industry worldwide. Defense and space operations -- conducted through Boeing Defense & Space Group -- involve research, development, production, modification and support of military aircraft and helicopters and related systems, space systems and missile systems. Defense and space sales are principally through U.S. Government contracts.

     With respect to the commercial aircraft segment, Boeing is a leading producer of commercial transport aircraft and offers a family of commercial jetliners designed to meet a broad spectrum of passenger and cargo requirements of domestic and foreign airlines. This family of jet transport aircraft currently includes the 737 and 757 standard-body models and the 767, 747, and 777 wide-body models.

     The worldwide market for commercial jet transports is predominantly driven by long-term trends in airline passenger traffic. The principal factors underlying long-term traffic growth are sustained economic growth in developed and emerging countries and political stability. Demand for Boeing's commercial aircraft is further influenced by world trade policies, government-to-government relations, environmental constraints imposed upon airplane operations, airline industry profitability, technological changes, and price and other competitive factors.

     Commercial jet transports are normally sold on a firm fixed-price basis with an indexed price escalation clause. Boeing's ability to deliver jet transports on schedule is dependent upon a variety of factors, including availability of raw materials, performance of suppliers and subcontractors, and certifications by the Federal Aviation Administration. The introduction of new commercial aircraft programs and major derivatives involves increased risks associated with meeting development, production and certification schedules. Boeing's commercial aircraft sales are subject to intense competition from aircraft manufacturers, including foreign companies which are nationally owned or subsidized. To meet competition, Boeing maintains a program directed toward continually enhancing the performance and capability of its products and has a family of commercial aircraft to meet varied and changing airline requirements. Since the 1970s, Boeing has maintained approximately a 60% share of the available commercial jet transport market.

     Boeing continually evaluates opportunities to improve current models, and conducts ongoing marketplace assessments to ensure that its family of jet transports is well positioned to meet future requirements of the airline industry. The fundamental strategy is to maintain a broad product line responsive to changing market conditions by maximizing commonality among the Boeing family of airplanes. Additionally, Boeing is committed to continue to lead the industry in customer satisfaction by offering products that exhibit the highest standards of quality, safety, technical excellence and economic performance, and by providing excellent in-service support.

     The major focus of development activities over the past three years has been the 777 wide-body twinjet, which entered service in May 1995. The new 777 model is designed to meet airline requirements for an efficient, comfortable, high-capacity airplane to be used in domestic and regional markets internationally. Deliveries of the extended-range version 777-200 will begin in late 1996, followed in 1998 by the 777-300 version with 20% greater passenger-carrying capability.

     Development of the 737-600/700/800 next-generation 737 family of short-to-medium-range jetliners began in 1993. These new 737s will provide greater range, increased speed, and reduced noise and emissions while maintaining 737 family commonality. The 737-700, the middle-sized member of the family, will be the first version to be placed into service, with initial deliveries scheduled for late 1997. The 737-800, a larger version, is currently scheduled to be delivered in early 1998. Initial delivery of the smallest version, the 737-600, is currently scheduled for late 1998.

     Boeing is talking with customers about developing an aircraft that is larger and has more range than the 747-400. Because of a limited market for aircraft of this size and range and the very substantial investment levels that would be required to develop and produce an all-new commercial jet transport, the only commercially viable option appears to be a 747 derivative aircraft. A management team has been formed to focus on development of potential 747 derivatives.

     The Boeing defense and space segment is highly sensitive to changes in national priorities and U.S. Government defense and space budgets. The principal contributors to defense and space sales in 1995 consisted of the International Space Station program (for which Boeing has the prime contractor role), F-22 fighter aircraft engineering and manufacturing development activities, production and remanufacturing of CH-47 helicopters, V-22 Osprey tiltrotor transport development and test activities, E-3 AWACS updates, 767 AWACS development and manufacturing, B-2 bomber subcontractor work, RAH-66 Comanche helicopter development activities, and various facilities management and information services contracts. U.S. Government classified projects also continued to contribute to defense and space segment revenues. Boeing activities on the F-22, RAH-66 and V-22 programs are under joint venture teaming arrangements with other companies.

     Defense and space developmental programs are normally performed under cost-reimbursement-type contracts, although certain past developmental programs were under fixed-price arrangements. Developmental contracts often contain incentives related to cost performance and/or awards for other contract milestone accomplishments. Production programs are generally performed under firm fixed-price contracts or fixed-price contracts containing incentive provisions related to costs. During 1994 and 1995, an increasing percentage of the Boeing defense and space business was contracted under cost-reimbursement-type contracts. The current major developmental programs, principally the International Space Station, F-22 fighter, V-22 Osprey tiltrotor aircraft and RAH-66 Comanche helicopter, primarily involve cost-reimbursement-type contracts.

     The U.S. Government defense market environment is one in which continued intense competition among defense contractors can be expected, especially in light of U.S. Government budget constraints. Boeing's ability to compete successfully for and retain such business is highly dependent on its technical excellence, demonstrated management proficiency, strategic alliances, and cost-effective performance.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF BOEING

     The following selected consolidated historical financial data of Boeing have been derived from the consolidated financial statements of Boeing. The data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of Boeing" incorporated herein by reference and the consolidated financial statements of Boeing and notes thereto incorporated herein by reference. The income statement data for the five years ended December 31, 1995 and the balance sheet data as of the same dates have been derived from the audited consolidated financial statements of Boeing. The income statement data for the six months ended June 30, 1995 and 1996 and the balance sheet data as of June 30, 1995 and 1996 have been derived from the unaudited consolidated financial statements of Boeing, which, in the opinion of management of Boeing, include all adjustments necessary for a fair presentation of financial position and results of operations for such periods. Operating results for the six months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1996, or any future period.

                                                                                                            SIX MONTHS
                                                           YEAR ENDED DECEMBER 31,                        ENDED JUNE 30,
                                           -------------------------------------------------------     ---------------------
                                            1991        1992        1993        1994        1995        1995          1996
                                           -------     -------     -------     -------     -------     -------       -------
                                                             (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
OPERATIONS:
Sales and other operating revenues:
  Commercial aircraft....................  $22,970     $24,133     $20,568     $16,851     $13,933     $ 7,781       $ 7,738
  Defense and space......................    6,344       6,051       4,870       5,073       5,582       2,814         2,830
                                           -------     -------     -------     -------     -------     -------       -------
    Total................................  $29,314     $30,184     $25,438     $21,924     $19,515     $10,595       $10,568
                                           =======     =======     =======     =======     =======     =======       =======
Net earnings.............................  $ 1,567     $ 1,554(1)  $ 1,244     $   856     $   393(2)  $   (50)(2)   $   587
  Per share..............................  $  4.56     $  4.57(1)  $  3.66     $  2.51     $  1.15(2)  $ (0.15)(2)   $  1.70
  Percent of sales.......................      5.3%        5.2%        4.9%        3.9%        2.0%       (0.5)%        5.6%
Cash dividends paid......................  $   343     $   340     $   340     $   340     $   342     $   171       $   183
  Per share..............................     1.00        1.00        1.00        1.00        1.00        0.50          0.53
Other income, principally interest.......      263         230         169         122         209          87           128
Research and development expenses........    1,417       1,846       1,661       1,704       1,267         735           597
Additions to plant and equipment.........    1,850       2,160       1,317         795         629         381           363
Depreciation of plant and equipment......      768         870         953       1,081         976         539           496
Salaries and wages.......................  $ 6,502     $ 6,318     $ 6,087     $ 5,799     $ 5,341     $ 2,750       $ 2,825
Average employment.......................  159,100     148,600     134,400     119,400     109,400     114,000       106,000
FINANCIAL POSITION:
(at end of period)
Total assets.............................  $15,924     $18,147     $20,450     $21,463     $22,098     $21,747       $22,645
Cash and short-term investments..........  $ 3,453     $ 3,614     $ 3,108     $ 2,643     $ 3,730     $ 3,483       $ 5,640
Customer financing.......................    1,197       2,295       3,177       3,321       1,865       2,679         1,228
Net plant and equipment..................    5,530       6,724       7,088       6,802       6,456       6,671         6,351
Total debt...............................    1,317       1,793       2,630       2,609       2,615       2,620         2,359
Shareholders' equity.....................  $ 8,093     $ 8,056     $ 8,983     $ 9,700     $ 9,898     $ 9,531       $10,354
  Per share..............................  $ 23.71     $ 23.74     $ 26.41     $ 28.45     $ 28.77     $ 27.86       $ 29.95
  Common shares outstanding (in
    millions)............................    341.3       339.4       340.1       340.9       344.0       342.1         345.7

---------------

(1) Exclusive of the cumulative effect of adopting Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions". Net earnings including the effect were $552 million, or $1.62 per share.

(2) Includes $600 million pretax charge associated with a special retirement plan. Net earnings excluding the effect of this charge were $783 million, or $2.29 per share, for the year ended December 31, 1995 and $435 million, or $1.27 per share, for the six months ended June 30, 1995.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION OF BOEING

     The unaudited pro forma condensed combined statement of financial position of Boeing is based on the historical consolidated statement of financial position of Boeing and historical statement of assets and liabilities of the A&D Business and is adjusted to give effect to the Merger using the purchase method of accounting as well as consistent application of Boeing accounting practices. The unaudited pro forma condensed combined statement of financial position has been prepared as if the Transactions occurred on June 30, 1996. The purchase price has been allocated to the assets and liabilities based upon preliminary estimates of their respective fair values and does not give effect to any synergies.

     The unaudited pro forma condensed combined statement of financial position should be read in conjunction with the audited consolidated financial statements, including the notes thereto, of Boeing for the year ended December 31, 1995, and the unaudited consolidated financial statements, including the notes thereto, of Boeing in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996, both of which are incorporated by reference herein and the financial statements of the A&D Business and the notes thereto included elsewhere herein. The pro forma condensed combined statement of financial position is not necessarily indicative of the financial position of Boeing that would have actually been obtained had the Transactions been consummated on June 30, 1996, nor is it necessarily indicative of any future financial position.

                                                                   JUNE 30, 1996
                                               ------------------------------------------------------
                                                             A&D         PRO FORMA          PRO FORMA
                                                BOEING     BUSINESS     ADJUSTMENTS         COMBINED
                                               --------    --------     -----------         ---------
                                                                   (IN MILLIONS)
Cash and short-term investments............    $  5,640    $     29       $    --            $ 5,669
Customer financing and accounts                   1,448         679            --              2,127
  receivable...............................
Inventories, net of advances and progress         6,265         376          (120)(1)          6,521
  billings.................................
Other current assets.......................         651         120            63(7)             834
                                               --------    --------     -----------         ---------
  Total current assets.....................      14,004       1,204           (57)            15,151
Customer financing.........................       1,085          --            --              1,085
Net property, plant and equipment..........       6,351         550            --(9)           6,901
Goodwill...................................          --          --         2,474              2,474
                                                                                            ---------
Other assets...............................       1,205       1,334          (336)(2)          2,296
                                                                              (12)(3)
                                                                              105(7)
                                               --------    --------     -----------         ---------
  Total assets.............................    $ 22,645    $  3,088       $ 2,174            $27,907
                                                =======     =======     =========           ========
Accounts payable and other liabilities.....    $  6,379    $    724       $    15(4)         $ 7,163
                                                                             (125)(5)
                                                                              170(6)
Advances in excess of related costs........         660         147            --                807
Income taxes payable.......................         390          --            --                390
Current debt...............................          22         565            --                587
                                               --------    --------     -----------         ---------
  Total current liabilities................       7,451       1,436            60              8,947
Accrued retiree health care................       2,503       1,357           (86)(5)          3,774
Long-term debt.............................       2,337       1,597            38(3)           3,972
                                               --------    --------     -----------         ---------
  Total liabilities........................      12,291       4,390            12             16,693
Shareholders' equity.......................      10,354          --           860(8)          11,214
                                               --------    --------     -----------         ---------
  Total liabilities and shareholders'
     equity................................    $ 22,645    $  4,390       $   872            $27,907
                                                =======     =======     =========           ========

---------------
(1) Adjustment to A&D Business inventory to conform to Boeing inventory accounting practices and to eliminate intercompany profit. Differences in inventory accounting practices between Boeing and the Company relate primarily to the determination of which costs are included within a contract and subject to subsequent recognition as cost of sales based on the estimated average total contract cost and revenue. For example, the Company includes general administrative and research and development costs in inventory for all contracts where such costs are recoverable; Boeing includes such costs in inventory only to the extent recoverable under flexibly priced contracts.

(2) Adjustment to record the excess of the fair value of pension plan assets over the estimated pension obligations of the A&D Business at June 30, 1996 using actuarial assumptions consistent with those of the Boeing pension plans. The A&D Business projected benefit obligation has been valued at $6,815 million, and the fair value of the plan assets has been valued at $7,718 million resulting in a prepaid pension expense of $903 million.

(3) Adjustment to eliminate unamortized expenses relating to the A&D Business acquired debt, and to restate the debt to fair value as of June 30, 1996.

(4) Adjustment to reflect transaction fees related to the acquisition of the A&D Business.

(5) Adjustment to record the fair value of the A&D Business retiree health obligation at June 30, 1996, and to conform classification to the Boeing method of presentation. The A&D Business total accumulated retiree health care obligation has been valued at $1,253 million.

(6) Adjustment to recognize estimated environmental remediation and other liabilities acquired in conformity with Boeing accounting practices. Although a substantial portion of the environmental remediation costs are likely to be eventually recovered through U.S. Government contracts, the Boeing policy is to immediately accrue and charge to current expense identified exposures related to environmental remediation sites based on conservative estimates of investigation, cleanup and monitoring costs to be incurred. The accrual reflected herein is based on preliminary reviews and estimates. Ongoing studies and expert analyses, to be updated subsequent to closing, may result in the recognition of an accrued environmental remediation liability that is materially different from the amount accrued herein.

(7) Adjustment to reflect changes in deferred tax assets due to the impact of adjustments (1) through (6) above.

(8) The value of the Boeing Common Stock to be issued as a result of the Merger, notwithstanding certain potential adjustments provided for in the Merger Agreement.

(9) Based on preliminary estimates, management of Boeing does not believe the historical property, plant and equipment values, in the aggregate, differ materially from fair value of June 30, 1996.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF NET EARNINGS OF BOEING

     The unaudited pro forma condensed combined statements of net earnings of Boeing are based on the historical consolidated statement of net earnings of Boeing and of the A&D Business and are adjusted to give effect to the Merger using the purchase method of accounting as well as a consistent application of Boeing accounting practices. The unaudited pro forma condensed combined statements of net earnings have been prepared as if the Transactions occurred on January 1, 1995, and do not give effect to any synergies. The unaudited pro forma condensed combined statement of net earnings for the year ended December 31, 1995 is based upon the audited statement of net earnings of Boeing for the year ended December 31, 1995 and the audited statement of income of the A&D Business for the year ended September 30, 1995. The unaudited pro forma condensed combined statement of net earnings for the six months ended June 30, 1996 is based upon the unaudited statement of net earnings of Boeing for the six months ended June 30, 1996 and the unaudited statement of income of the A&D Business for the six months ended March 31, 1996.

     For the three month period ended June 30, 1996, sales for the A&D Business were $798 million, and earnings from continuing operations for the A&D Business were $57 million.

     The unaudited pro forma condensed combined statements of net earnings should be read in conjunction with the audited consolidated financial statements, including the notes thereto, of Boeing in its Annual Report on Form 10-K for the year ended December 31, 1995, and the unaudited consolidated financial statements, including the notes thereto, of Boeing in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996, both of which are incorporated by reference herein and the financial statements of the A&D Business and the notes thereto included elsewhere herein. The unaudited pro forma condensed combined statements of net earnings are not necessarily indicative of the operating results of Boeing that would have actually been obtained had the Transactions been consummated on January 1, 1995, nor are they necessarily indicative of any future operating results.

                                                              YEAR ENDED DECEMBER 31, 1995
                                                   --------------------------------------------------
                                                                 A&D         PRO FORMA      PRO FORMA
                                                   BOEING      BUSINESS     ADJUSTMENTS     COMBINED
                                                   -------     --------     -----------     ---------
                                                      (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
Sales and other operating revenues...............  $19,515      $3,238         $(486)(1)     $22,267
Costs and expenses...............................   18,613       2,778          (486)(1)      21,166
                                                                                  83(2)
                                                                                 150(3)
                                                                                  28(4)
Early retirement program expense.................      600          --            --             600
                                                   -------     --------     -----------     ---------
Earnings from operations.........................      302         460          (261)            501
Other income, principally interest...............      209          25            --             234
Interest and debt expense........................     (151)       (142)           --            (293)
                                                   -------     --------     -----------     ---------
Earnings before taxes on income..................      360         343          (261)            442
Federal taxes on income..........................      (33)        126           (28)(4)           5
                                                                                 (60)(5)
                                                   -------     --------     -----------     ---------
Net earnings.....................................  $   393      $  217         $(173)        $   437
                                                   =======      ======      =========       ========
Earnings per share (primary).....................  $  1.15          --            --         $  1.24
Earnings per share (fully diluted)...............  $  1.15          --            --         $  1.24
Weighted average number of shares................    342.2          --            --           351.8

                                                             SIX MONTHS ENDED JUNE 30, 1996
                                                   --------------------------------------------------
                                                                 A&D         PRO FORMA      PRO FORMA
                                                   BOEING      BUSINESS     ADJUSTMENTS     COMBINED
                                                   -------     --------     -----------     ---------
                                                      (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
Sales and other operating revenues...............  $10,568      $1,477         $(250)(1)     $11,795
Costs and expenses...............................    9,930       1,250          (250)(1)      11,053
                                                                                  41(2)
                                                                                  70(3)
                                                                                  12(4)
                                                   -------     --------     -----------     ---------
Earnings from operations.........................      638         227          (123)            742
Other income, principally interest...............      128           8            --             136
Interest and debt expense........................      (75)        (80)           --            (155)
                                                   -------     --------     -----------     ---------
Earnings before taxes on income..................      691         155          (123)            723
Federal taxes on income..........................      104          58           (12)(4)         122
                                                                                 (28)(5)
                                                   -------     --------     -----------     ---------
Net earnings.....................................  $   587      $   97         $ (83)        $   601
                                                   =======      ======      =========       ========
Earnings per share (primary).....................  $  1.70          --            --         $  1.70
Earnings per share (fully diluted)...............  $  1.70          --            --         $  1.70
Weighted average number of shares................    345.3          --            --           354.9

---------------
(1) Adjustment to eliminate sales between the A&D Business and Boeing, and to record corresponding adjustment to cost of sales.

(2) Adjustment to record amortization of goodwill relating to the acquisition of the A&D Business assuming, based on a preliminary review of the A&D Business units, a 30-year straight-line amortization method.

(3) Adjustment to reflect the impact of applying the Boeing actuarial assumptions as of June 30, 1996 to the revised values for projected obligation and plan assets of the A&D Business pension plans, and the revised value for the total accumulated benefit obligation relating to A&D Business retiree health care.

(4) Adjustment to reclassify state income taxes to general and administrative costs, consistent with Boeing accounting practices.

(5) Adjustment to record tax provision adjustment resulting from adjustment (3) above.

                      DESCRIPTION OF BOEING CAPITAL STOCK

     The authorized capital stock of Boeing consists of 600,000,000 shares of Boeing Common Stock and 10,000,000 shares of Boeing preferred stock, of which 6,000,000 shares have been designated as Series A Junior Participating Preferred Stock. As of October 24, 1996, there were 348,319,875 shares of Boeing Common Stock and no shares of Boeing preferred stock issued and outstanding.

         COMPARISON OF RIGHTS OF SHAREOWNERS OF THE COMPANY AND BOEING

     If the Merger is consummated, holders of Company Common Stock and Company Class A Common Stock will become holders of Boeing Common Stock. The rights of holders of Boeing Common Stock are governed by the DGCL, the Boeing Certificate, the Boeing By-Laws and the Boeing Rights Agreement. Both the Company and Boeing are incorporated under the laws of the State of Delaware. Certain differences between the rights of Boeing's stockholders under the Boeing Certificate and the Boeing By-Laws and the rights of the Company's shareowners under the Company Certificate and the Company By-Laws are summarized below. This summary is qualified by reference to the full text of such documents. For information as to how such documents may be obtained, see "Available Information".

AUTHORIZED CAPITAL STOCK

     The Company Certificate provides that the Company has the authority to issue 600,000,000 shares of Company Common Stock, 200,000,000 shares of Company Class A Common Stock and 12,000,000 shares of preferred stock without par value, out of which two series are authorized: 1,549,467 shares of $4.75 Convertible Preferred Stock, Series A and 4,131,401 shares of $1.35 Convertible Preferred Stock, Series B. No shares of Company preferred stock are outstanding. The Boeing Certificate provides that Boeing has the authority to issue 600,000,000 shares of Boeing Common Stock and 10,000,000 shares of preferred stock, par value $1.00 each. No shares of Boeing preferred stock are outstanding.

SIZE AND CLASSIFICATION OF THE BOARD OF DIRECTORS

     The Company By-Laws provide that the number of directors is to be fixed from time to time, but at not less than three, by resolution passed by a majority of the entire Board of Directors. The Company's Board of Directors currently consists of 13 directors. The directors are elected annually and each director holds office until the next annual meeting held after his election.

     The Boeing By-Laws provide that the number of directors is thirteen, but may be increased or decreased to not less than three, either by the Board of Directors by adoption of a resolution or by the stockholders by amendment of the Boeing By-Laws. The Board of Directors of Boeing is divided into three classes, with each class consisting as nearly as possible of one-third of the directors. At each annual election, directors are chosen for a full three-year term to succeed those whose terms expire.

VOTING RIGHTS

     Holders of Company Common Stock are entitled to one vote per share, and holders of Company Class A Common Stock are entitled to ten votes per share. Holders of Boeing Common Stock are entitled to one vote per share.

DIVIDENDS

     The Company Certificate provides that holders of Company Shares are entitled to such dividends as may be declared by the Board of Directors of the Company out of any funds of the Company legally available therefor. Dividends may not be paid on the Company Shares unless all accrued dividends on the Company's preferred stock, if any, have been paid or set aside. Boeing stockholders possess similar rights.

ACTION BY SHAREOWNERS

     The Company Certificate provides that no action can be taken by shareowners of the Company except at an annual or special meeting of shareowners and prohibits action by written consent of shareowners. The Boeing Certificate provides that any action by stockholders is to be taken at a meeting of stockholders and that no action may be taken by written consent of stockholders entitled to vote upon such action unless such action is submitted to the stockholders after approval by the vote of a majority of Boeing's continuing directors (as defined therein).

RIGHTS PLAN

     Each share of Boeing Common Stock has a Boeing Right associated with it. In July 1987, Boeing adopted a Stockholder Rights Plan and declared a dividend distribution of one Boeing Right for each outstanding share of Boeing Common Stock. The description and terms of the Boeing Rights are set forth in the Rights Agreement (the "Boeing Rights Agreement") between Boeing and First National Bank of Boston, as rights agent. Under certain conditions, each Boeing Right may be exercised to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock of Boeing at a purchase price of $150, subject to adjustment. The Boeing Rights will be exercisable only if a person or group has acquired, or obtained the right to acquire, 20% or more of the outstanding shares of Boeing Common Stock; following the commencement of a tender or exchange offer for 30% or more of such outstanding shares of Boeing Common Stock; or after the Board of Directors of Boeing declares any person, alone or together with affiliates and associates, to be an "Adverse Person". If the Board of Directors declares an Adverse Person, or a person or group acquires more than 30% of the then outstanding shares of Boeing Common Stock (except pursuant to an offer which the independent directors determine to be fair to and otherwise in the best interests of Boeing and its stockholders), each Boeing Right will entitle its holder to receive, upon exercise, Boeing Common Stock (or, in certain circumstances, cash, property or other securities of Boeing) having a value equal to two times the exercise price of the Boeing Right. Boeing will be entitled to redeem the Boeing Rights at 5 cents per Boeing Right at any time prior to the earlier of the expiration of the Boeing Rights in August 1997 or ten days following the time that a person has acquired or obtained the right to acquire a 20% position. Boeing may not redeem the Boeing Rights if the Board of Directors has previously declared a person to be an Adverse Person. The Boeing Rights do not have voting or dividend rights, and until they become exercisable, have no dilutive effect on the earnings of Boeing.

     The Company Shares do not have such rights associated with them.

TRANSFERABILITY OF SHARES

     The Company Common Stock has no restrictions on transfer. The Company Certificate prohibits transfers of Company Class A Common Stock except to a permitted transferee (as defined therein), which includes the spouse, parents and children of the transferor, as well as trusts for the benefit of and corporations owned by such family members of the transferor. The Company Class A Common Stock, however, is convertible at all times and without cost to the holder into Company Common Stock on a share-for-share basis. The Boeing Certificate contains no provision restricting transferability of shares of Boeing Common Stock.

FAIR PRICE PROVISION

     Both the Company Certificate and the Boeing Certificate provide certain restrictions on business combinations with "interested stockholders" or their affiliates. See "Description of New Rockwell Capital Stock -- Fair Price Provision" for a description of New Rockwell's Fair Price Provision which is identical to that of the Company. Approval of a business combination with an interested stockholder requires the affirmative vote of 80% of the outstanding shares entitled to vote in the election of directors under the Company Certificate and 75% under the Boeing Certificate. This supermajority threshold is inapplicable under the Company Certificate if two-thirds of the continuing directors (as defined therein) approve the combination or if certain price and procedural requirements have been satisfied. Under the Boeing Certificate, the supermajority threshold is inapplicable if a majority of the continuing directors (as defined therein) approve the combination or if certain price and procedural requirements have been satisfied.

CUMULATIVE VOTING

     No holder of Company Shares or Boeing Common Stock is entitled to cumulate such holder's votes in voting for directors.

REMOVAL OF DIRECTORS

     The Company By-Laws provide that any director may be removed, with or without cause, by the affirmative vote of a majority in interest of the holders of record of stock having voting power at a special meeting of shareowners called for such purpose. The vacancy in the Company's Board of Directors caused by any such removal may be filled by the Company's shareowners at such meeting. Certain additional provisions may apply with respect to directors elected by holders of Company preferred stock.

     The Boeing By-Laws permit directors to be removed only for cause by the affirmative vote of holders of record of a majority of the outstanding shares of stock entitled to vote at a meeting of the Boeing stockholders called for such purpose. The vacancy in the Board of Directors caused by any such removal may be filled by the stockholders at such meeting or at any subsequent meeting.

LIMITATION ON DIRECTORS' LIABILITY

     The DGCL permits Delaware corporations to eliminate or limit the monetary liability of directors for breach of their fiduciary duty of care, subject to certain limitations. The Company Certificate provides that Company directors are not liable to the Company or its shareowners for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its shareowners, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock or (iv) for any transaction from which a director derived an improper personal benefit. The Boeing Certificate provides that, to the full extent of the DGCL, Boeing directors are not liable to Boeing or its shareowners for monetary damages for conduct as a director.

INDEMNIFICATION OF DIRECTORS

     The DGCL provides for indemnification of directors, officers, employees and agents subject to certain limitations. The Company By-Laws and the appendix thereto provide for the indemnification of directors, officers, employees and agents of the Company to the extent permitted by Delaware law. The Company's directors and officers are insured against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act.

     The Boeing By-Laws provide, in substance, that each person made a party or threatened to be made a party to any type of proceeding, by reason of the fact that he or she is or was a director or officer of Boeing or that, being or having been such a director or officer or an employee of Boeing, he or she is or was serving at the request of an executive officer of Boeing as a director, officer, employee, or agent of another corporation, will be indemnified and held harmless by Boeing to the full extent permitted by the DGCL, against all expense, liability and loss actually and reasonably incurred by such person in connection therewith.

SPECIAL MEETINGS

     The Company By-Laws permit a special meeting of shareowners to be called at any time for any purpose by the Chairman of the Board, by the President, by order of the Board of Directors or by a shareowner or shareowners holding of record at least 20% of the outstanding shares of the Company entitled to vote at such meeting.

     The Boeing By-Laws permit a special meeting of stockholders to be called at any time by the Board of Directors, or by stockholders holding together at least 25% of the outstanding shares of stock entitled to vote, except as otherwise provided by statute or the Boeing Certificate.

PREFERRED STOCK

     Under the Company Certificate, two series of preferred stock are authorized, $4.75 Convertible Preferred Stock, Series A and $1.35 Convertible Preferred Stock, Series B. Both series of preferred stock were redeemed on July 1, 1996 and no shares of preferred stock are issued and outstanding. The Company Certificate provides that the Board of Directors has the authority to issue preferred stock from time to time in one or more subsequent series, with or without voting powers, and with designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as determined by the Board of Directors of the Company.

     Similarly, the Boeing Certificate authorizes the Board of Directors of Boeing to authorize the issuance of preferred stock from time to time in one or more series. The Board of Directors is authorized to fix the voting powers and such designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof. The Boeing Certificate authorizes Boeing to issue 6,000,000 shares of Series A Junior Participating Preferred Stock.

SUBSCRIPTION RIGHTS

     The Company Certificate provides that, unless otherwise determined by the Board of Directors of the Company, no holder of Company Shares shall, as such holder, have any right to purchase or subscribe for any stock of any class which the Company may issue or sell. The Boeing Certificate contains similar provisions with respect to shares of Boeing Common Stock.

AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Company Certificate provides, with certain exceptions, that provisions of the Company Certificate may be amended or repealed, and other provisions authorized by the statutes of the State of Delaware may be added in the manner at the time prescribed by such statutes.

     The Boeing Certificate provides, with certain exceptions, that Boeing reserves the right to amend or repeal any provision contained in the Boeing Certificate in the manner prescribed by statute.

AMENDMENT OF BY-LAWS

     The Company By-Laws provide, with certain exceptions and subject to certain notice requirements, that provisions of the Company By-Laws may be amended or repealed and new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares entitled to vote in respect thereof or by the Board of Directors. By-laws adopted or amended by the Board of Directors of the Company are subject to amendment or repeal by the shareowners or by the Board.

     With certain exceptions and subject to certain notice requirements, provisions of the Boeing By-Laws may be altered or repealed and new by-laws may be adopted by the affirmative vote of the holders of record of a majority in number of shares present and entitled to vote at an annual meeting or at a special meeting; or either (i) by the affirmative vote of a majority of the whole Board of Directors at any meeting or (ii) by the affirmative vote of all the directors present at any meeting at which a quorum, if less than a majority, is present.

                              NO APPRAISAL RIGHTS

     Holders of Company Common Stock and Company Class A Common Stock will not have the right to elect to have the fair value of their shares of Company Common Stock and Company Class A Common Stock judicially appraised and paid to them in cash in connection with the Contribution, the Distribution or the Merger.
Section 262 of the DGCL ("Section 262") provides appraisal rights to shareowners of Delaware corporations in connection with certain mergers and consolidations. Under Section 262, appraisal rights are not available to the shareowners of a corporation that is a party to a merger if the corporation's stock is listed on a national securities exchange as of the record date set to determine the shareowners entitled to receive notice of and to vote at the meeting of shareowners to approve the merger so long as the consideration to be received by such shareowners in the merger consists of (i) shares of the capital stock of the surviving corporation in the merger, (ii) shares of the capital stock of any other corporation provided that such stock is listed on a national securities exchange as of the date on which the merger becomes effective, (iii) cash in lieu of fractional shares or (iv) a combination of the foregoing.

                       DELIVERY OF SHARES TO SHAREOWNERS

     The Company will effect the Distribution by delivery of certificates for shares of New Rockwell Common Stock and New Rockwell Class A Common Stock to the Paying Agent for delivery to the holders of record of Company Common Stock and Company Class A Common Stock on the Distribution Record Date without any further action by such holders.

     In order to receive the consideration to which the Company's shareowners will be entitled as a result of the Merger, each shareowner of the Company will be required to surrender the Old Certificates evidencing such shareowner's shares of Company Common Stock or Company Class A Common Stock, as the case may be, to the Exchange Agent. For a further description of the method of delivery of shares of Boeing Common Stock to be issued in the Merger, see "The
Merger -- Surrender of Share Certificates".

                              1997 ANNUAL MEETING

     Shareowner proposals must have been received by the Company (or if the Transactions are consummated, by New Rockwell) on or before August 27, 1996 to be considered for inclusion in the proxy statement and presentation at the 1997 Annual Meeting of Shareowners of the Company (or if the Transactions are consummated, of New Rockwell), which is expected to be held on February 5, 1997.

                                 LEGAL MATTERS

     Certain legal matters relating to the validity of the shares of New Rockwell Common Stock and New Rockwell Class A Common Stock to be issued in connection with the Distribution will be passed upon by Chadbourne & Parke LLP. Certain legal matters relating to the validity of the shares of Boeing Common Stock to be issued in the Merger will be passed upon by Theodore J. Collins, Esq.

                                    EXPERTS

     The consolidated financial statements of the Company and the A&D Business at September 30, 1994 and 1995 and for each of the three years in the period ended September 30, 1995 and the balance sheet of New Rockwell at September 16, 1996, included in this Proxy Statement-Prospectus, the Distribution S-4 and the Merger S-4 and the related financial statement schedule of the Company included in the Distribution S-4 have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their reports appearing elsewhere in this Proxy Statement-Prospectus and the Distribution S-4 and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     The consolidated financial statements of Boeing at December 31, 1994 and 1995 and for each of the three years in the period ending December 31, 1995 incorporated by reference in this Proxy Statement-Prospectus, the Distribution S-4 and the Merger S-4 from the Annual Report on Form 10-K of Boeing for the year ended December 31, 1995 and the related financial statement schedules of Boeing included therein, have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their reports, which are also incorporated by reference herein, and are incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     With respect to the unaudited interim financial information of Boeing for the periods ended March 31, 1996 and 1995 and June 30, 1996 and 1995 incorporated by reference in this prospectus, Deloitte & Touche LLP have applied limited procedures in accordance with professional standards for a review of such information. However, as stated in their reports included in Quarterly Reports on Form 10-Q of Boeing for the quarters ended March 31, 1996 and June 30, 1996, and incorporated by reference herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the registration statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Securities Act.

                             INDEX OF DEFINED TERMS

             DEFINED TERM               PAGE
--------------------------------------  ----
1979 Grantees.........................   95
1979 Plan.............................    2
1988 LTIP.............................    2
1988 LTIP Participants................   93
1995 LTIP.............................    2
1995 LTIP Participants................   90
A&D Acquisition Proposal..............   47
A&D Business..........................    1
A&D Business Comparable Companies.....   29
A&D Business Comparable
  Transactions........................   30
A-B...................................    1
Accrued Interest......................   38
Acquiring Person......................  113
Acquisition Agreement.................   47
Acquisition Proposal..................   47
Additional Retained Facilities........   38
Adverse Tax Development...............   49
affiliate.............................   53
Allowable Taxes.......................   59
Applicable Net Earnings...............   99
Assumed Liabilities...................   39
ASTA..................................  116
Average Price.........................   99
Averaging Period......................   43
Basket Amount.........................   57
Benefit Plan..........................   45
Boeing................................    2
Boeing By-Laws........................   18
Boeing Certificate....................   18
Boeing Common Stock...................    2
Boeing Comparable Companies...........   29
Boeing Debt Guaranty..................   14
Boeing Indemnitees....................   56
Boeing Indenture......................   14
Boeing Right..........................    2
Boeing Rights Agreement...............  125
Brooktree.............................    9
Business Combination..................  109
Business Unit LTIP....................   65
Certificate of Merger.................   44
Closing...............................   44
Closing Date..........................   44
Code..................................   15
Collins...............................    1
Commission............................    4
Company...............................    1
Company Acquisition Proposal..........   47
Company By-Laws.......................   18
Company Certificate...................   13
Company Class A Common Stock..........    1
Company Common Stock..................    1
Company Group.........................   39
Company Group Continuing Employees....   63
Company Group Former Employees........   63
Company Options.......................   67
Company Savings Plan..................   25
Company Shares........................    1
Company Stock Incentive Plans.........    2
Comparable Companies..................   30

             DEFINED TERM               PAGE
--------------------------------------  ----
Compensation Committee................   90
Consent Solicitation..................   14
Consent Statement.....................   56
Continuing Directors..................  110
Contributed A&D Assets................   39
Contributed Assets....................   39
Contribution..........................    1
Contribution Proposal.................    1
Conversion............................    2
Conversion Ratio......................   99
Criminal Matters......................   56
D&SG..................................   36
Defense Comparables...................   29
Defense Electronics Comparable
  Transactions........................   30
Deferred Compensation Plans...........   65
Designated Contracts..................   56
DGCL..................................   17
Dillon Read...........................   12
Directors Plan........................    2
Distribution..........................    1
Distribution Agreement................    1
Distribution Record Date..............   12
Distribution S-4......................    5
Dividend Payment Date.................  107
DOD...................................   14
DOE...................................   14
DOJ...................................   53
EBIT..................................   34
EBITDA................................   30
Effective Time........................   13
Environmental Coverage Claims.........   58
Exchange Act..........................    4
Exchange Agent........................   15
Exchange Ratio........................    2
Expenses..............................   52
Fair Price Provision..................  109
Filings...............................   56
Final Expiration Date.................  113
firm value............................   34
Form 8-A..............................    5
Form S-3..............................   48
freestanding SAR......................   91
FTC...................................   14
GAAP..................................   45
GD....................................   30
GPS...................................   68
Group.................................   41
Gunship Claims........................   45
Health Care Administrators............   58
Health Care Claims....................   58
HSR Act...............................   14
HVS...................................    1
IBES..................................   31
ICP...................................    2
Incentive Fund........................   99
Indemnifiable Losses..................   56
Indenture.............................   14
Interested Shareowner.................  109

             DEFINED TERM               PAGE
--------------------------------------  ----
IRS...................................   36
Junior Preferred Stock................  105
LMT...................................   30
LVS...................................    1
Market Price..........................   43
Maximum Price.........................    2
MD....................................   30
Merger................................    2
Merger Agreement......................    2
Merger Proposal.......................    2
Merger S-4............................    5
Merger Sub............................    2
Minimum Price.........................    2
Morgan Stanley........................   12
New Certificates......................   54
New Rockwell..........................    1
New Rockwell Business.................    8
New Rockwell By-Laws..................   18
New Rockwell Certificate..............   12
New Rockwell CLIR Fund................   66
New Rockwell Class A Common Stock.....    1
New Rockwell Collectively Bargained
  VEBA................................   66
New Rockwell Common Stock.............    1
New Rockwell Comparable Companies.....   31
New Rockwell Group....................   41
New Rockwell Group Continuing
  Employees...........................   63
New Rockwell Group Former Employees...   63
New Rockwell Group Transferred
  Participants........................   63
New Rockwell Group Trust..............   63
New Rockwell Indemnitees..............   57
New Rockwell Option...................   98
New Rockwell Preferred Stock..........  105
New Rockwell Retirement Plan..........   63
New Rockwell Rights...................    1
New Rockwell Rights Agreement.........  113
New Rockwell Shares...................    1
New Rockwell VEBA.....................   66
NOC...................................   30
Nonqualified Retirement Plans.........   65
Nonqualified Savings Plans............   65
Notice of Superior Acquisition
  Proposal............................   47
NYSE..................................    3
Old Certificates......................   44
Old Company Notes.....................   14
Operating Subsidiaries................    1
Paydown Amount........................   38
Paying Agent..........................   15
PBGC..................................   14
Per Share Merger Consideration........   43
Platform Comparable Transactions......   30
Post-Closing Covenants Agreement......   39
             DEFINED TERM               PAGE
--------------------------------------  ----
PRP...................................   80
Pre-existing Environmental
  Conditions..........................   56
Proposals.............................    1
Proposed Amendments...................   14
Proxy Statement-Prospectus............    1
Purchase Price........................  113
RAN Contract..........................   57
Record Date...........................    1
Redemption Price......................  114
Registration Statements...............   48
Reliance..............................    9
Reliance Retirement Plans.............   64
Reorganization Agreements.............   40
restricted stock......................   91
Retained Assets.......................   38
Retained Companies....................   45
Retained Company Debt.................    3
Retained Liabilities..................   39
Retained Subsidiaries.................   38
Right Certificates....................  113
Rights Agent..........................  113
Rights Distribution Date..............  113
Rockwell Australia Debt...............   39
Rockwell CLIR Fund....................   66
Rockwell Collectively Bargained
  VEBA................................   66
Rockwell Group Trust..................   63
Rockwell Retirement Plan..............   63
Rockwell VEBA.........................   66
RSS...................................    1
SARs..................................   90
Section 262...........................  127
Securities Act........................    5
Senior Executive Plan.................    2
Senior Executive Plan Participants....  101
Sensitivity Case......................   31
Series................................   14
Shareowner Notice Procedure...........  111
Special Liabilities...................   40
Special Meeting.......................    1
Superior Acquisition Proposal.........   48
Surviving Corporation.................   13
tandem SAR............................   91
Tax Allocation Agreement..............   40
Terminal EBITDA Multiple
  Methodology.........................   31
Terminal Value........................   35
Termination Fee.......................   52
Threshold Amount......................   57
Time of Contribution..................   38
Time of Distribution..................   40
TKC...................................   30
Transactions..........................    8
Transition Agreement..................   58
USA...................................   98
Voting Power..........................  109

                         INDEX TO FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
ROCKWELL INTERNATIONAL CORPORATION*
Independent Auditors' Report..........................................................   F-2
Consolidated Balance Sheet as of September 30, 1994 and 1995 and (Unaudited) June 30,
  1996................................................................................   F-3
Statement of Consolidated Income for the years ended September 30, 1993, 1994 and 1995
  and (Unaudited) the nine months ended June 30, 1995 and 1996........................   F-4
Statement of Consolidated Cash Flows for the years ended September 30, 1993, 1994 and
  1995 and (Unaudited) the nine months ended June 30, 1995 and 1996...................   F-5
Statement of Consolidated Shareowners' Equity for the years ended September 30, 1993,
  1994 and 1995.......................................................................   F-6
Notes to Financial Statements.........................................................   F-7
A&D BUSINESS
Independent Auditors' Report..........................................................  F-25
Statement of Assets and Liabilities as of September 30, 1994 and 1995 and (Unaudited)
  June 30, 1996.......................................................................  F-26
Statement of Income for the years ended September 30, 1993, 1994 and 1995 and
  (Unaudited) the nine months ended June 30, 1995 and 1996............................  F-27
Statement of Cash Flows for the years ended September 30, 1993, 1994 and 1995 and
  (Unaudited) the nine months ended June 30, 1995 and 1996............................  F-28
Notes to Financial Statements.........................................................  F-29
NEW ROCKWELL INTERNATIONAL CORPORATION
Independent Auditors' Report..........................................................  F-40
Balance Sheet as of September 16, 1996................................................  F-41
Note to Balance Sheet.................................................................  F-42

---------------
* Following consummation of the Contribution, the Distribution and the Merger, the historical financial statements of Rockwell International Corporation will become the financial statements of New Rockwell International Corporation.

                          INDEPENDENT AUDITORS' REPORT

To the Directors and Shareowners of
  Rockwell International Corporation:

     We have audited the accompanying consolidated balance sheet of Rockwell International Corporation and subsidiaries as of September 30, 1995 and 1994, and the related consolidated statements of income, shareowners' equity, and cash flows for each of the three years in the period ended September 30, 1995. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Rockwell International Corporation and subsidiaries at September 30, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1995 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
July 31, 1996

                       ROCKWELL INTERNATIONAL CORPORATION

                           CONSOLIDATED BALANCE SHEET

                                                                  SEPTEMBER 30,
                                                                -----------------      JUNE 30,
                                                                 1994       1995         1996
                                                                ------     ------     -----------
                                                                                      (UNAUDITED)
                                                                          (IN MILLIONS)
                          ASSETS
CURRENT ASSETS
Cash (includes time deposits and certificates of deposit:
  1994, $433 million; 1995, $447 million; 1996, $385
  million)....................................................  $  621     $  686       $   639
Receivables (less allowance for doubtful accounts: 1994, $39
  million; 1995, $54 million; 1996, $85 million)..............   1,183      1,547         1,645
Inventories...................................................   1,133      1,596         1,751
Net assets of Graphic Systems.................................     654        569           541
Other current assets..........................................     374        447           451
                                                                ------     ------        ------
     Total current assets.....................................   3,965      4,845         5,027
                                                                ------     ------        ------
PROPERTY
Land..........................................................      57         87            97
Land and leasehold improvements...............................      75         84            90
Buildings.....................................................     725        950         1,058
Machinery and equipment.......................................   2,099      2,586         2,984
Office and data processing equipment..........................     528        592           662
Construction in progress......................................     264        274           325
                                                                ------     ------        ------
     Total....................................................   3,748      4,573         5,216
Less accumulated depreciation.................................   2,134      2,308         2,763
                                                                ------     ------        ------
Net property..................................................   1,614      2,265         2,453
                                                                ------     ------        ------
INTANGIBLE ASSETS.............................................     618      1,861         1,827
                                                                ------     ------        ------
OTHER ASSETS..................................................     396        258           252
                                                                ------     ------        ------
          TOTAL...............................................  $6,593     $9,229       $ 9,559
                                                                ======     ======        ======
            LIABILITIES AND SHAREOWNERS' EQUITY
CURRENT LIABILITIES
Short-term debt...............................................  $  119     $  115       $   138
Accounts payable -- trade.....................................     662        832           777
Accrued compensation and benefits.............................     369        454           484
Accrued income taxes..........................................     138        113            57
Other current liabilities.....................................     597        802           941
Net liabilities of A&D Business...............................     167      1,457         1,302
                                                                ------     ------        ------
     Total current liabilities................................   2,052      3,773         3,699
                                                                ------     ------        ------
LONG-TERM DEBT................................................      30        178           166
                                                                ------     ------        ------
ACCRUED RETIREMENT BENEFITS...................................     983      1,129         1,144
                                                                ------     ------        ------
OTHER LIABILITIES.............................................     172        367           360
                                                                ------     ------        ------
SHAREOWNERS' EQUITY
Preferred stock (liquidation value -- $1.4 million)...........       1          1             1
Common Stock (shares issued -- 209.5 million).................     210        210           210
Class A Common Stock (shares issued: 1994, 36.9 million; 1995,
  32.9 million; 1996, 28.2 million)...........................      37         33            28
Additional paid-in capital....................................     174        186           197
Retained earnings.............................................   3,762      4,158         4,443
Currency translation and pension adjustments..................     (97)       (99)         (130)
Common Stock in treasury, at cost (shares held: 1994, 27.8
  million; 1995, 25.4 million; 1996, 19.4 million)............    (731)      (707)         (559)
                                                                ------     ------        ------
     Total shareowners' equity................................   3,356      3,782         4,190
                                                                ------     ------        ------
          TOTAL...............................................  $6,593     $9,229       $ 9,559
                                                                ======     ======        ======

                       See notes to financial statements.

                       ROCKWELL INTERNATIONAL CORPORATION

                        STATEMENT OF CONSOLIDATED INCOME

                                                                                 NINE MONTHS ENDED
                                                  YEAR ENDED SEPTEMBER 30,           JUNE 30,
                                                ----------------------------     -----------------
                                                 1993       1994       1995       1995       1996
                                                ------     ------     ------     ------     ------
                                                                                    (UNAUDITED)
                                                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
REVENUES
Sales.........................................  $6,204     $7,029     $9,065     $6,571     $7,712
Other income..................................      46         44         73         48         89
                                                ------     ------     ------     ------     ------
     Total revenues...........................   6,250      7,073      9,138      6,619      7,801
                                                ------     ------     ------     ------     ------
COSTS AND EXPENSES
Cost of sales.................................   4,848      5,455      6,991      5,056      5,872
Selling, general, and administrative..........     892      1,033      1,311        921      1,117
Interest......................................      18         17         25         17         23
                                                ------     ------     ------     ------     ------
     Total costs and expenses.................   5,758      6,505      8,327      5,994      7,012
                                                ------     ------     ------     ------     ------
Income before income taxes....................     492        568        811        625        789
Provision for income taxes....................     190        217        318        247        305
                                                ------     ------     ------     ------     ------
INCOME FROM CONTINUING
  OPERATIONS..................................     302        351        493        378        484
Income from discontinued operations...........     260        283        249        175        145
                                                ------     ------     ------     ------     ------
          NET INCOME..........................  $  562     $  634     $  742     $  553     $  629
                                                ======     ======     ======     ======     ======
EARNINGS PER COMMON SHARE:
  Primary
     Continuing operations....................  $ 1.37     $ 1.59     $ 2.27     $ 1.74     $ 2.23
     Discontinued operations..................    1.18       1.28       1.15        .80        .66
                                                ------     ------     ------     ------     ------
          Net income..........................  $ 2.55     $ 2.87     $ 3.42     $ 2.54     $ 2.89
                                                ======     ======     ======     ======     ======
  Fully diluted
     Continuing operations....................  $ 1.35     $ 1.56     $ 2.23     $ 1.70     $ 2.19
     Discontinued operations..................    1.16       1.26       1.13        .79        .65
                                                ------     ------     ------     ------     ------
          Net income..........................  $ 2.51     $ 2.82     $ 3.36     $ 2.49     $ 2.84
                                                ======     ======     ======     ======     ======
AVERAGE COMMON SHARES OUTSTANDING
  Primary.....................................   219.8      220.5      217.2      217.3      217.3
  Fully diluted...............................   224.3      224.5      221.1      222.5      221.1

                       See notes to financial statements.

                       ROCKWELL INTERNATIONAL CORPORATION

                      STATEMENT OF CONSOLIDATED CASH FLOWS

                                                                                          NINE MONTHS ENDED
                                                                  YEAR ENDED
                                                                 SEPTEMBER 30,                JUNE 30,
                                                          ---------------------------     -----------------
                                                          1993      1994       1995        1995       1996
                                                          -----     -----     -------     -------     -----
                                                                            (IN MILLIONS)    (UNAUDITED)
CONTINUING OPERATIONS:
OPERATING ACTIVITIES
Income from continuing operations.......................  $ 302     $ 351     $   493     $   378     $ 484
Adjustments to income from continuing operations to
  arrive at cash provided by operating activities:
  Depreciation..........................................    268       289         333         235       302
  Amortization of intangible assets.....................     54        53          95          65        69
  Deferred income taxes.................................     30       (27)         (7)         27       (18)
  Net pension income and contributions..................     24        53          68          52        75
  Changes in assets and liabilities, excluding effects
    of acquisitions, divestitures, and foreign currency
    adjustments:
    Receivables.........................................     26      (127)       (162)       (221)     (113)
    Inventories.........................................    (21)      (68)       (141)       (160)     (174)
    Accounts payable -- trade...........................    (26)      165          86         (24)      (29)
    Accrued compensation and benefits...................     32       (11)         --          25        32
    Income taxes........................................     13        66         (96)        (69)      (49)
    Other assets and liabilities........................    (71)       (4)         41          36        57
                                                           ----      ----      ------      ------     ------
         CASH PROVIDED BY OPERATING
           ACTIVITIES...................................    631       740         710         344       636
                                                           ----      ----      ------      ------     ------
INVESTING ACTIVITIES
Property additions......................................   (319)     (470)       (590)       (386)     (537)
Acquisition of Reliance (net of cash acquired and $475
  million proceeds from sale of its telecommunications
  business).............................................     --        --      (1,066)     (1,528)       --
Other acquisitions of businesses (net of cash
  acquired).............................................   (118)      (18)        (92)        (56)      (47)
Proceeds from the disposition of property and
  businesses............................................     26        93          18          12        71
                                                           ----      ----      ------      ------     ------
         CASH USED FOR INVESTING ACTIVITIES.............   (411)     (395)     (1,730)     (1,958)     (513)
                                                           ----      ----      ------      ------     ------
FINANCING ACTIVITIES
(Decrease) Increase in short-term borrowings............    (14)      (68)       (208)       (203)       33
Payments of long-term debt..............................     (8)      (25)        (44)        (43)      (17)
Long-term borrowings....................................      2        22          29          29        --
                                                           ----      ----      ------      ------     ------
  Net (decrease) increase in debt.......................    (20)      (71)       (223)       (217)       16
Purchase of treasury stock..............................    (65)     (155)       (137)       (120)      (47)
Dividends...............................................   (211)     (225)       (235)       (176)     (189)
Reissuance of common stock..............................     63        38          50          42        36
                                                           ----      ----      ------      ------     ------
         CASH USED FOR FINANCING ACTIVITIES.............   (233)     (413)       (545)       (471)     (184)
                                                           ----      ----      ------      ------     ------
CASH USED FOR CONTINUING OPERATIONS.....................    (13)      (68)     (1,565)     (2,085)      (61)
                                                           ----      ----      ------      ------     ------
DISCONTINUED OPERATIONS:
    Operating activities................................    293       246         439         227         6
    Investing activities................................   (110)      (89)       (104)        (73)      (52)
    Financing activities................................     (6)     (168)      1,295       1,922        60
                                                           ----      ----      ------      ------     ------
CASH PROVIDED BY (USED FOR) DISCONTINUED OPERATIONS.....    177       (11)      1,630       2,076        14
                                                           ----      ----      ------      ------     ------
INCREASE (DECREASE) IN CASH.............................    164       (79)         65          (9)      (47)
                                                           ----      ----      ------      ------     ------
CASH AT BEGINNING OF PERIOD.............................    536       700         621         621       686
                                                           ----      ----      ------      ------     ------
CASH AT END OF PERIOD...................................  $ 700     $ 621     $   686     $   612     $ 639
                                                           ====      ====      ======      ======     ======

                       See notes to financial statements.

                       ROCKWELL INTERNATIONAL CORPORATION

                 STATEMENT OF CONSOLIDATED SHAREOWNERS' EQUITY
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994, AND 1995

                                                                    1993       1994       1995
                                                                   ------     ------     ------
                                                                     (IN MILLIONS, EXCEPT PER
                                                                          SHARE AMOUNTS)
PREFERRED STOCK (no shares issued during periods)................  $    1     $    1     $    1
                                                                   ------     ------     ------
COMMON STOCK (no shares issued during periods)...................     210        210        210
                                                                   ------     ------     ------
CLASS A COMMON STOCK
Beginning balance................................................      47         42         37
Conversions into Common Stock....................................      (5)        (5)        (4)
                                                                   ------     ------     ------
     Ending balance..............................................      42         37         33
                                                                   ------     ------     ------
ADDITIONAL PAID-IN CAPITAL
Beginning balance................................................     145        164        174
Exercise of stock options........................................      19         10         12
                                                                   ------     ------     ------
     Ending balance..............................................     164        174        186
                                                                   ------     ------     ------
RETAINED EARNINGS
Beginning balance................................................   3,261      3,472      3,762
Net income.......................................................     562        634        742
Cash dividends
  Common (per share: 1993, $.96; 1994, $1.02; 1995, $1.08)
  Preferred (per share: Series A -- $4.75, Series B -- $1.35)....    (211)      (225)      (235)
Treasury stock reissuances.......................................    (140)      (119)      (111)
                                                                   ------     ------     ------
     Ending balance..............................................   3,472      3,762      4,158
                                                                   ------     ------     ------
CURRENCY TRANSLATION AND PENSION ADJUSTMENTS
Beginning balance................................................     (17)      (197)       (97)
Currency translation.............................................    (114)        20         (2)
Pension adjustment...............................................     (66)        80
                                                                   ------     ------     ------
     Ending balance..............................................    (197)       (97)       (99)
                                                                   ------     ------     ------
TREASURY STOCK
Beginning balance................................................    (869)      (736)      (731)
Purchases........................................................     (65)      (155)      (137)
Reissuances, principally Class A Common Stock conversions........     198        160        161
                                                                   ------     ------     ------
     Ending balance..............................................    (736)      (731)      (707)
                                                                   ------     ------     ------
          TOTAL SHAREOWNERS' EQUITY..............................  $2,956     $3,356     $3,782
                                                                   ======     ======     ======

                       See notes to financial statements.

                       ROCKWELL INTERNATIONAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

1. FINANCIAL STATEMENT PRESENTATION

     On July 31, 1996, Rockwell International Corporation (Rockwell or the company) entered into an Agreement and Plan of Merger with The Boeing Company (Boeing) and Boeing NA, Inc., a wholly-owned subsidiary of Boeing (Merger Agreement), including as an exhibit thereto a form of Agreement and Plan of Distribution (Distribution Agreement). The Distribution Agreement provides for the contribution by Rockwell of all of its assets and liabilities, except for the assets and liabilities of its Aerospace and Defense business (A&D Business, described below) to a newly formed entity, New Rockwell International Corporation (New Rockwell). The Distribution Agreement further provides that owners of Rockwell Common Stock and Class A Common Stock will receive one share of New Rockwell Common Stock and Class A Common Stock, respectively, on a share-for-share basis as part of a tax-free reorganization following such contribution (Distribution). As a result, voting interests in New Rockwell will remain the same as voting interests in Rockwell.

     New Rockwell will be engaged in the research, development and manufacture of: industrial automation equipment; avionics products and systems for commercial and military aircraft; defense electronic systems for command, control, communications and intelligence; semiconductor-based subsystems, and automotive components and systems for light-, medium-, and heavy-duty vehicles. For financial reporting purposes, New Rockwell is the continuing shareowner interest and will retain the Rockwell name.

     Immediately after the Distribution and the conversion of all outstanding shares of Rockwell Class A Common Stock into shares of Rockwell Common Stock, the Merger Agreement provides for the merger of Rockwell, then consisting solely of its Aerospace business, a substantial portion of its Defense Electronics business, and certain corporate and other assets and liabilities (described below) (collectively, A&D Business), with Boeing NA, Inc., with the corporation resulting from the merger being a wholly-owned subsidiary of Boeing named Boeing North American, Inc. (North American). As a result of the merger, North American will retain certain liabilities of Rockwell, including $2.165 billion principal amount of debt, and the shareowners of Rockwell will receive approximately $.9 billion of Boeing common stock. The A&D Business is presented as a discontinued operation in the accompanying financial statements (see Note 2).

     These transactions are subject to, among other things, the approval of the shareowners of Rockwell, the consent of Rockwell noteholders, and the receipt of various regulatory approvals.

     Pursuant to the Merger Agreement, in addition to the A&D Business, North American will acquire certain Rockwell corporate property and United States pension plan assets and retain certain pension obligations related to former employees of the New Rockwell businesses (see Note 17). North American will also retain substantially all of the short- and long-term domestic borrowings of Rockwell (see Notes 8 and 10). Accordingly, these amounts have been presented in the accompanying balance sheet as net liabilities of the A&D Business.

     Interest expense included in the Statement of Income has been allocated to discontinued operations based on the actual interest expense associated with the borrowings to be retained by North American.

     The A&D Business utilizes certain services which are provided for all of Rockwell's businesses on a centralized basis, including payroll administration, data processing and telecommunications services. The A&D Business receives allocations of costs of centrally administered programs, including employee medical claims and property and casualty insurance. These costs are allocated to the A&D Business based on actual usage of these centralized services and programs. The A&D Business also benefits from other services provided by Rockwell, including financial, legal, tax, corporate communications, and human resources. These corporate costs have been allocated to the A&D Business using a variety of factors, including sales, assets, inventory and payroll. Management believes that the methods of allocating costs to the A&D Business are reasonable. These corporate costs are allowable overhead costs on government contracts. Corporate costs allocated to the A&D Business were $240 million, $208 million and $170 million in 1993, 1994 and 1995,

                       ROCKWELL INTERNATIONAL CORPORATION
respectively, and $129 million and $121 million for the nine months ended June 30, 1995 and 1996, respectively.

     The financial statements have been prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

     All significant intercompany accounts and transactions have been eliminated. Significant accounting policies are underlined as an integral part of the notes to financial statements to which the policies relate. Certain prior year amounts have been reclassified to conform with the current presentation.

     In the opinion of management, the unaudited interim financial statements contain all adjustments, consisting solely of adjustments of a normal recurring nature, necessary to present fairly the financial position, results of operations, and cash flows for the periods presented. The results of operations for the nine months ended June 30, 1996 are not necessarily indicative of the results to be expected for the full year. All amounts in these notes to financial statements as of or for the nine months ended June 30, 1996 and 1995 are unaudited. It is the company's practice at the end of each interim reporting period to make an estimate of the effective tax rate expected to be applicable for the full fiscal year. The rate so determined is used in providing for income taxes on a year-to-date basis.

     The company is in the process of evaluating the effect of the adoption of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and For Long-Lived Assets to Be Disposed Of." Management anticipates that the adoption of this standard will not have a material effect on the financial statements.

2. DISCONTINUED OPERATIONS

     Discontinued operations include the A&D Business, as described in Note 1, and the Graphic Systems business segment. On October 15, 1996, the company sold its Graphic Systems business for approximately $600 million.

                       ROCKWELL INTERNATIONAL CORPORATION

     The assets and liabilities of the A&D Business have been classified on the balance sheet as net liabilities of the A&D Business and consist of the following:

                                                                  SEPTEMBER 30,
                                                                -----------------      JUNE 30,
                                                                 1994       1995         1996
                                                                ------     ------     -----------
                                                                                      (UNAUDITED)
                                                                          (IN MILLIONS)
Receivables...................................................  $  874     $  799       $   679
Inventories...................................................     198        251           376
Other current assets..........................................     131        110           149
Net property..................................................     591        583           550
Other assets..................................................   1,231      1,301         1,334
                                                                -------    -------      -------
     Total assets of A&D Business.............................   3,025      3,044         3,088
                                                                -------    -------      -------
Short-term debt...............................................      40        539           565
Accounts payable and accrued liabilities......................     867        926           844
Long-term debt................................................     799      1,597         1,597
Other liabilities.............................................   1,486      1,439         1,384
                                                                -------    -------      -------
     Total liabilities of A&D Business........................   3,192      4,501         4,390
                                                                -------    -------      -------
          Net liabilities of A&D Business.....................  $  167     $1,457       $ 1,302
                                                                =======    =======      =======

     The assets and liabilities of the Graphic Systems business have been classified on the balance sheet as net assets of Graphic Systems and consist of the following:

                                                               SEPTEMBER 30,
                                                               -------------      JUNE 30,
                                                               1994     1995        1996
                                                               ----     ----     -----------
                                                                                 (UNAUDITED)
                                                                       (IN MILLIONS)
    Receivables..............................................  $210     $164        $ 176
    Inventories..............................................   202      224          203
    Other current assets.....................................    58       44           54
    Net Property.............................................   179      178          144
    Other assets.............................................   315      361          331
                                                               ----     ----     -----------
         Total assets of Graphic Systems.....................   964      971          908
                                                               ----     ----     -----------
    Accounts payable and accrued liabilities.................   296      395          356
    Other liabilities........................................    14        7           11
                                                               ----     ----     -----------
         Total liabilities of Graphic Systems................   310      402          367
                                                               ----     ----     -----------
              Net assets of Graphic Systems..................  $654     $569        $ 541
                                                               ====     ====     =========

                       ROCKWELL INTERNATIONAL CORPORATION

     The net income from operations of the A&D Business and Graphic Systems business has been reflected on the consolidated statement of income as income from discontinued operations. Summarized results of discontinued operations are as follows:

                                                            YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------
                                                  1993                1994                1995
                                            -----------------   -----------------   -----------------
                                                     GRAPHIC             GRAPHIC             GRAPHIC
                                             A&D     SYSTEMS     A&D     SYSTEMS     A&D     SYSTEMS
                                            ------   --------   ------   --------   ------   --------
                                                                  (IN MILLIONS)
    Revenues..............................  $4,011     $660     $3,458     $674     $3,244     $717
    Income before income taxes............     397       15        425       28        353       62
    Income taxes..........................     146        6        159       11        141       25
    Net income............................     251        9        266       17        212       37

                                                                NINE MONTHS ENDED JUNE 30,
                                                           -------------------------------------
                                                                 1995                1996
                                                           -----------------   -----------------
                                                                    GRAPHIC             GRAPHIC
                                                            A&D     SYSTEMS     A&D     SYSTEMS
                                                           ------   --------   ------   --------
                                                                        (UNAUDITED)
                                                                       (IN MILLIONS)
    Revenues.............................................  $2,350     $540     $2,273     $497
    Income (loss) before income taxes....................     243       48        253       (6)
    Income taxes.........................................      97       19        103       (1)
    Net income (loss)....................................     146       29        150       (5)

3. ACQUISITION OF RELIANCE

     In January 1995, the company completed its acquisition of Reliance Electric Company (Reliance), a major manufacturer of industrial products and telecommunications equipment, for $1,586 million. The acquisition of Reliance was accounted for as a purchase as of December 31, 1994 and the results of operations, exclusive of the divested telecommunications business, have been included since that date. The purchase price exceeded the fair value of net assets acquired by $880 million, which is recognized as goodwill and is being amortized over 40 years.

     The following unaudited pro forma information has been prepared assuming Reliance had been acquired as of the beginning of the periods presented. The pro forma information is presented for informational purposes and is not necessarily indicative of what would have occurred if the acquisition had been made as of that date. The pro forma information is not intended to be a projection of future results.

                                                              YEARS ENDED
                                                             SEPTEMBER 30,        NINE MONTHS
                                                           -----------------         ENDED
              PRO FORMA INFORMATION (UNAUDITED)             1994       1995      JUNE 30, 1995
    -----------------------------------------------------  ------     ------     -------------
                                                             (IN MILLIONS, EXCEPT PER SHARE)
    Revenues.............................................  $8,311     $9,467        $ 6,948
    Net income...........................................     600        742            553
    Earnings per common share:
      Primary............................................    2.72       3.42           2.54
      Fully diluted......................................    2.67       3.36           2.49

                       ROCKWELL INTERNATIONAL CORPORATION

4. INVENTORIES

     Inventories are summarized as follows:

                                                              SEPTEMBER 30,
                                                            -----------------      JUNE 30,
                                                             1994       1995         1996
                                                            ------     ------     -----------
                                                                                  (UNAUDITED)
                                                                      (IN MILLIONS)
    Finished goods........................................  $  300     $  456       $   481
    Work in process.......................................     529        749           879
    Raw materials, parts, and supplies....................     346        445           454
                                                            ------     ------        ------
         Total............................................   1,175      1,650         1,814
    Less allowance to adjust the carrying value of certain
      inventories (1994, $421; 1995, $801) to a LIFO
      basis...............................................      42         54            63
                                                            ------     ------        ------
         Inventories......................................  $1,133     $1,596       $ 1,751
                                                            ======     ======        ======

     Inventories are stated at the lower of cost (using LIFO, FIFO, or average methods) or market (determined on the basis of estimated realizable values).

5. PROPERTY AND DEPRECIATION

     Property is stated at cost. Depreciation of property is provided based on estimated useful lives generally using accelerated and straight-line methods. Significant renewals and betterments are capitalized and replaced units are written off. Maintenance and repairs, as well as renewals of minor amount, are charged to expense. Maintenance and repairs were $156 million in 1993, $165 million in 1994, and $182 million in 1995.

6. INTANGIBLE ASSETS

     Intangible assets are summarized as follows:

                                                              SEPTEMBER 30,
                                                             ----------------     JUNE 30,
                                                             1994      1995         1996
                                                             -----    -------    -----------
                                                                                 (UNAUDITED)
                                                                      (IN MILLIONS)
    Goodwill, less accumulated amortization (1994, $156
      million; 1995, $200 million; 1996, $217 million).....  $ 437    $ 1,328      $ 1,316
    Trademarks, patents, product technology, and other
      intangibles, less accumulated amortization (1994,
      $327 million; 1995, $350 million; 1996, $368
      million).............................................    181        533          511
                                                              ----     ------       ------
         Intangible assets.................................  $ 618    $ 1,861      $ 1,827
                                                              ====     ======       ======

     Goodwill represents the excess of the cost of purchased businesses over the fair value of their net assets at date of acquisition and is being amortized by the straight-line method over periods ranging from 10 to 40 years.

     Trademarks, patents, product technology, and other intangibles are being amortized on a straight-line basis over their estimated useful lives, ranging from 5 to 40 years.

     Management has reviewed the realizability of goodwill and other intangible assets based on an evaluation of remaining useful lives, cash flows, and profitability projections and has determined that there is no impairment at June 30, 1996.

                       ROCKWELL INTERNATIONAL CORPORATION

7. OTHER ASSETS

     Other assets are summarized as follows:

                                                               SEPTEMBER 30,
                                                               --------------     JUNE 30,
                                                               1994     1995        1996
                                                               -----    -----    -----------
                                                                                 (UNAUDITED)
                                                                       (IN MILLIONS)
    Prepaid pension costs (see Note 17)......................  $ 153    $ 163       $ 132
    Net deferred income taxes (see Note 18)..................    155       --          --
    Investments and other assets.............................     88       95         120
                                                               -----    -----       -----
         Other assets........................................  $ 396    $ 258       $ 252
                                                               =====    =====       =====

8. SHORT-TERM DEBT

     Short-term debt consisted of the following:

                                                               SEPTEMBER 30,
                                                               --------------     JUNE 30,
                                                               1994     1995        1996
                                                               -----    -----    -----------
                                                                                 (UNAUDITED)
                                                                       (IN MILLIONS)
    Short-term foreign bank borrowings.......................  $ 105    $  97       $ 125
    Current portion of long-term debt........................     14       18          13
                                                                ----     ----        ----
         Short-term debt.....................................  $ 119    $ 115       $ 138
                                                                ====     ====        ====

     Pursuant to the Merger Agreement, North American will retain, and Boeing will assume, pay down or guarantee $2,165 million face amount of borrowings of the company, which represents substantially all of the outstanding domestic short- and long-term debt of the company at June 30, 1996. Accordingly, domestic short-term debt of $40 million, $539 million, and $565 million at September 30, 1994, 1995, and June 30, 1996, respectively, has been included in net liabilities of the A&D Business.

     The weighted average interest rates on the remaining short-term borrowings were 4.9% and 4.6% at September 30, 1994 and 1995, respectively.

     Short-term credit facilities available to foreign subsidiaries amounted to $521 million at September 30, 1995 and consisted of arrangements for which there are no significant commitment fees.

9. OTHER CURRENT LIABILITIES

     Other current liabilities are summarized as follows:

                                                               SEPTEMBER 30,
                                                               --------------     JUNE 30,
                                                               1994     1995        1996
                                                               -----    -----    -----------
                                                                                 (UNAUDITED)
                                                                       (IN MILLIONS)
    Accounts payable -- other................................  $ 202    $ 280       $ 357
    Accrued product warranties...............................    159      184         199
    Contract reserves and advance payments...................     72      117         130
    Accrued taxes other than income taxes....................     62       67          69
    Other....................................................    102      154         186
                                                                ----     ----        ----
         Other current liabilities...........................  $ 597    $ 802       $ 941
                                                                ====     ====        ====

                       ROCKWELL INTERNATIONAL CORPORATION

10. LONG-TERM DEBT

     Long-term debt consisted of the following:

                                                                SEPTEMBER 30,
                                                                -------------       JUNE 30,
                                                                1994     1995        1996
                                                                ----     ----     -----------
                                                                                  (UNAUDITED)
                                                                        (IN MILLIONS)
    6.8% notes, payable in 2003...............................  $--      $138        $ 139
    Other obligations, principally foreign....................   44        58           40
                                                                ---      ----         ----
         Total................................................   44       196          179
    Less current portion......................................   14        18           13
                                                                ---      ----         ----
         Long-term debt.......................................  $30      $178        $ 166
                                                                ===      ====         ====

     The 6.8% notes represent long-term debt of Reliance existing at the date of acquisition.

     Pursuant to the Merger Agreement and subject to the consent of the holders of a majority of each series of notes, North American will retain, and Boeing will guarantee, substantially all of the company's long-term debt obligations in the United States. Accordingly, debt obligations of $799 million, $1,597 million, and $1,597 million are included in net liabilities of the A&D Business at September 30, 1994, 1995, and June 30, 1996 respectively.

     Interest payments on short- and long-term borrowings, including the debt to be retained by North American, were $110 million in 1993, $98 million in 1994, and $154 million in 1995. At September 30, 1995 aggregate maturities of long-term debt during the five years ending September 30, 2000 were as follows (in millions): 1996, $18; 1997, $16; 1998, $5; 1999, $5; and 2000, $3.

11. FINANCIAL INSTRUMENTS

     The company's financial instruments include cash, short- and long-term debt, and foreign currency forward exchange contracts. At June 30, 1996, the carrying values of the company's financial instruments approximated their fair values based on current market prices and rates.

     It is the policy of the company not to enter into derivative financial instruments for speculative purposes. The company does enter into foreign currency forward exchange contracts to protect itself from adverse currency rate fluctuations on foreign currency commitments entered into in the ordinary course of business. These commitments are generally for terms of less than one year. The foreign currency forward exchange contracts are executed with creditworthy banks and are denominated in currencies of major industrial countries. The notional amount of outstanding foreign currency forward exchange contracts aggregated $415 million, $681 million, and $862 million at September 30, 1994, 1995, and June 30, 1996, respectively. The company does not anticipate any material adverse effect on its results of operations or financial position relating to these foreign currency forward exchange contracts.

12. CAPITAL STOCK

     The authorized stock of the company consists of 600 million shares of Common Stock and 200 million shares of Class A Common Stock, each with a $1 par value, and 12 million shares of preferred stock without par value. The Class A Common Stock is substantially identical to the Common Stock except that each share of Class A Common Stock entitles the holder to ten votes on all matters on which holders of Common Stock are entitled to vote, is not transferable except in certain limited circumstances, and is convertible at any time into Common Stock on a share-for-share basis. At September 30, 1995, 28 million shares of common stock were reserved for various employee incentive plans and conversions of preferred stock.

                       ROCKWELL INTERNATIONAL CORPORATION

     The Series A and B preferred stocks are stated in the accompanying financial statements at the aggregate par value of the number of shares of common stock into which such preferred stocks were convertible as of the date presented. On July 1, 1996, the company redeemed all of its outstanding Series A and B preferred stock at redemption prices of $100.00 per share for the Series A stock and $36.00 per share for the Series B stock and the conversion rights thereof terminated. Each share of Series A Preferred Stock was convertible (subject to adjustment under certain conditions) into 9.8985 shares each of Common Stock and Class A Common Stock. Each share of Series B Preferred Stock was convertible (subject to adjustment under certain conditions) into 3.6 shares each of Common Stock and Class A Common Stock.

     Changes in outstanding common shares are summarized as follows:

                                                                  1993      1994      1995
                                                                  -----     -----     -----
                                                                        (IN MILLIONS)
    Beginning balance...........................................  220.3     221.0     218.6
    Treasury stock purchases....................................   (2.3)     (4.1)     (3.5)
    Other, principally stock option exercises...................    3.0       1.7       1.9
                                                                  -----     -----     -----
         Ending balance.........................................  221.0     218.6     217.0
                                                                  =====     =====     =====

     Outstanding common stock at September 30, 1995 consisted of 184.1 million shares of Common Stock and 32.9 million shares of Class A Common Stock. There were also outstanding at September 30, 1995, 25,347 shares of Series A Preferred Stock and 79,716 shares of Series B Preferred Stock.

     Pursuant to the Distribution Agreement, owners of Rockwell Common Stock and Class A Common Stock will receive one share of New Rockwell Common Stock and Class A Common Stock, respectively, on a share-for-share basis.

13. EMPLOYEE STOCK OPTIONS

     Options to purchase common stock of the company have been granted under various incentive plans to officers and other key employees at prices equal to or above the fair market value of such stock on the dates the options were granted. The plans provide that the option price for certain options granted under the plans may be paid in cash, the company's common stock, or a combination thereof. The options have vesting periods which range from 1 to 3 years.

     Information relative to employee stock options is as follows:

                                                                1993       1994       1995
                                                               ------     ------     ------
                                                                      (IN THOUSANDS)
    Number of shares under option:
      Outstanding at beginning of year.....................     9,659      9,676     10,336
      Granted..............................................     2,781      2,157      1,776
      Exercised............................................    (2,647)    (1,401)    (1,713)
      Expired..............................................      (117)       (96)       (36)
                                                               ------     ------     ------
      Outstanding at end of year...........................     9,676     10,336     10,363
                                                               ======     ======     ======
      Exercisable at end of year...........................     6,915      8,222      8,601
                                                               ======     ======     ======
    The ranges of exercise prices per share for options
      outstanding at September 30:
      High.................................................    $31.50     $41.88     $46.75
      Low..................................................    $13.13     $16.75     $16.75

                       ROCKWELL INTERNATIONAL CORPORATION

     Options outstanding and exercisable at September 30, 1995 included 356,981 related to shares of Rockwell Class A Common Stock. Shares available for future grant or payment under various incentive plans were 16.3 million at September 30, 1995. Outstanding options expire at various dates from December 4, 1995 to July 10, 2005. None of the incentive plans presently permit options to be granted after September 30, 2005.

     In connection with the Distribution Agreement, stock options of Rockwell will be converted into stock options of New Rockwell. The number of options and exercise price of each option will be adjusted to preserve the aggregate intrinsic value of the options.

14. RENTAL AND LEASE INFORMATION

     The company leases certain facilities and equipment under operating leases, many of which contain renewal options and escalation clauses. Total rental expense on operating leases (net of immaterial income from sublease rentals) was $84 million, $92 million, and $112 million in 1993, 1994, and 1995, respectively. Contingent rentals under operating leases were not significant.

     Minimum future rental commitments under operating leases having noncancelable lease terms in excess of one year aggregated $232 million as of September 30, 1995 and are payable as follows (in millions): 1996, $57; 1997, $43; 1998, $33; 1999, $26; 2000, $22; and after 2000, $51.

15. RESEARCH AND DEVELOPMENT COSTS

     Research and development costs aggregated $526 million, $571 million, and $608 million in 1993, 1994, and 1995, respectively.

16. RETIREMENT MEDICAL PLANS

     The company has retirement medical plans which cover most of its United States employees and provide for the payment of medical costs of eligible employees and dependents upon retirement.

     The components of retirement medical expense for the New Rockwell businesses are as follows:

                                                                     1993    1994     1995
                                                                     ---     ----     ----
                                                                         (IN MILLIONS)
    Service cost -- benefits attributed to service during the
      period.....................................................    $ 9     $  9     $  9
    Interest accrued on accumulated retirement medical
      obligation.................................................     68       64       72
    Amortization of plan amendments and net actuarial gains......     (9)     (21)     (22)
                                                                     ---     ----     ----
         Retirement medical expense..............................    $68     $ 52     $ 59
                                                                     ===     ====     ====

                       ROCKWELL INTERNATIONAL CORPORATION

     The company's retirement medical obligation at September 30, 1994 and 1995 for the New Rockwell businesses consisted of the following:

                                                                       1994         1995
                                                                       -----       ------
                                                                         (IN MILLIONS)
    Accumulated retirement medical obligation:
      Retirees.......................................................  $ 610       $  753
      Employees eligible to retire...................................     61           99
      Employees not eligible to retire...............................    136          179
                                                                       -----       ------
              Total..................................................    807        1,031
    Unamortized amounts:
      Plan amendments................................................    111           98
      Net actuarial gains (losses)...................................      8         (106)
                                                                       -----       ------
    Recorded liability...............................................  $ 926       $1,023
                                                                       =====       ======
    Assumptions used (June 30 measurement date):
      Discount rate..................................................  8.25%         7.5%
      Health care cost trend rates...................................   8.5%*        8.5%*

---------------
* Decreasing to 5.5% after 2015

     Retirement medical liabilities of $1,571 million and $1,516 million are included in net liabilities of the A&D Business at September 30, 1994 and 1995, respectively.

     The unamortized amounts for plan amendments will be recognized over the next 3 to 12 years and, accordingly, reduce retirement medical expense. Net actuarial losses and gains will be considered in the determination of retirement medical expense in the future.

     Changing the health care cost trend rates by one percentage point would change the accumulated retirement medical obligation at September 30, 1995 by approximately $82 million and would change retirement medical expense by approximately $7 million.

17. RETIREMENT PENSION PLANS

     The company has pension plans which cover most of its employees and provide for monthly pension payments to eligible employees upon retirement. Pension benefits for salaried employees generally are based on years of credited service and average earnings. Pension benefits for hourly employees generally are based on specified benefit amounts and years of service.

     Net pension expense related to employees and retirees of New Rockwell businesses consisted of the following:

                                                             1993        1994        1995
                                                             -----       -----       -----
                                                                     (IN MILLIONS)
    Service cost -- benefits earned during the year........  $ (49)      $ (60)      $ (65)
    Interest accrued on projected benefit obligation.......   (230)       (238)       (269)
    Assumed return on plan assets..........................    228         240         261
    Initial net asset amortization.........................     23          23          23
    Prior service cost amortization........................    (10)        (12)        (20)
    Net actuarial loss amortization........................    (10)        (36)        (16)
                                                             -----       -----       -----
         Net pension expense...............................  $ (48)      $ (83)      $ (86)
                                                             =====       =====       =====

                       ROCKWELL INTERNATIONAL CORPORATION

     Pension plan assets are primarily equity securities, United States Government obligations, and fixed income investments whose values are subject to fluctuations of the securities market. The actual return on plan assets was $338 million, $52 million, and $511 million in 1993, 1994, and 1995, respectively. Differences between these actual returns and the related assumed returns on plan assets are deferred and considered in the determination of net pension income or expense in future periods.

     Pursuant to the Distribution Agreement, pension plan obligations attributable to United States active employees of the New Rockwell businesses as of January 1, 1996 and a proportionate share of pension plan assets will be transferred from the Rockwell Retirement Plan for Eligible Employees (Rockwell Retirement Plan) to a newly-established New Rockwell Retirement Plan. The following table reconciles the funded status of the New Rockwell Retirement Plan to amounts recorded in the balance sheet:

                                                                        1994         1995
                                                                       ------       ------
                                                                          (IN MILLIONS)
    Accumulated benefit obligation, principally vested...............  $1,118       $1,304
    Effects of projected compensation increases......................     220          271
                                                                       ------       ------
    Projected benefit obligation.....................................   1,338        1,575
    Fair value of plan assets........................................   1,306        1,522
                                                                       ------       ------
    Plan assets less than projected benefit obligation...............     (32)         (53)
    Items not yet recognized in the balance sheet:
      Net actuarial losses...........................................     217          245
      Prior service cost.............................................      58           51
      Remaining initial net asset....................................     (89)         (80)
                                                                       ------       ------
    Prepaid pension costs at September 30............................  $  154       $  163
                                                                       ======       ======
    Assumptions used (June 30 measurement date):
      Discount rate..................................................    8.25%         7.5%
      Compensation increase rate.....................................     4.5%         4.5%
      Long-term rate of return on plan assets........................     9.0%         9.0%

     Pension plan assets and obligations related to employees and retirees of the A&D Business and United States retirees of New Rockwell's businesses as of January 1, 1996 have been classified as net liabilities of the A&D Business as the remainder of the Rockwell Retirement Plan will be retained by North American pursuant to the Distribution Agreement.

     The company also sponsors certain defined contribution savings plans for eligible employees. Expense related to these plans was $31 million, $34 million, and $35 million for 1993, 1994, and 1995, respectively.

                       ROCKWELL INTERNATIONAL CORPORATION

18. INCOME TAXES

     The components of the provision for income taxes from continuing operations are as follows:

                                                                1993       1994       1995
                                                                ----       ----       ----
                                                                      (IN MILLIONS)
    Current:
      United States...........................................  $ 93       $138       $202
      Foreign.................................................    52         77         81
      State and local.........................................    15         29         42
                                                                ----       ----       ----
              Total current...................................   160        244        325
                                                                ----       ----       ----
    Deferred:
      United States...........................................     9        (13)       (15)
      Foreign.................................................    12         (4)        14
      State and local.........................................     9        (10)        (6)
                                                                ----       ----       ----
              Total deferred..................................    30        (27)        (7)
                                                                ----       ----       ----
    Provision for income taxes................................  $190       $217       $318
                                                                ====       ====       ====

     Net deferred income tax benefits included in Other Current Assets in the accompanying balance sheet at September 30, 1994 and 1995 consist of the tax effects of temporary differences related to the following:

                                                                          1994       1995
                                                                          ----       ----
                                                                           (IN MILLIONS)
    Accrued compensation and benefits...................................  $120       $130
    Accrued product warranties..........................................    68         79
    Other -- net........................................................     2         13
                                                                          ----       ----
    Current deferred income taxes.......................................  $190       $222
                                                                          ====       ====

     Net deferred income tax benefits included in Other Assets (Liabilities) in the accompanying balance sheet at September 30, 1994 and 1995 consist of the tax effects of temporary differences related to the following:

                                                                          1994      1995
                                                                          -----     -----
                                                                           (IN MILLIONS)
    Accrued retirement medical costs....................................  $ 317     $ 352
    Pension costs.......................................................    (53)      (12)
    Property............................................................   (126)     (221)
    Intangible assets...................................................     39      (116)
    Loss carryforwards..................................................     44        46
    Foreign tax credit carryforwards....................................     52        57
    Other -- net........................................................    (26)     (121)
                                                                           ----     -----
    Subtotal............................................................    247       (15)
    Valuation allowance.................................................    (92)      (96)
                                                                           ----     -----
    Long-term deferred income taxes.....................................  $ 155     $(111)
                                                                           ====     =====

     Management believes it is more likely than not that current and long-term tax assets will be realized through the reduction of future taxable income. Significant factors considered by management in its determination of the probability of the realization of the deferred tax assets included: (a) the historical operating results of the company ($1.9 billion of United States income from continuing operations before

                       ROCKWELL INTERNATIONAL CORPORATION
income taxes over the past three years), (b) expectations of future earnings, and (c) the extended period of time over which the retirement medical liability will be paid. The valuation allowance represents the amount of tax benefits related to net operating loss and foreign tax credit carryforwards that has not yet been recognized. The carryforward period for net operating losses expires between 1996 and 2003. The carryforward period for foreign tax credits expires between 1996 and 2000.

     The consolidated effective tax rate was different from the United States statutory rate for the reasons set forth below:

                                                                     1993     1994     1995
                                                                     ----     ----     ----
    Statutory tax rate.............................................  35.0%    35.0%    35.0%
    State and local income taxes...................................   3.2      2.7      3.1
    Foreign income taxes...........................................   4.8      3.7      2.8
    Non-deductible goodwill........................................   1.0       .9      2.1
    Utilization of foreign loss carryforwards......................  (2.4)    (1.9)    (2.0)
    Tax credits....................................................  (1.5)     (.7)     (.2)
    Deferred income tax rate changes...............................  (2.2)      --       --
    Other..........................................................    .7     (1.5)    (1.6)
                                                                     ----     ----     ----
    Effective tax rate.............................................  38.6%    38.2%    39.2%
                                                                     ====     ====     ====

     The income tax provisions were calculated based upon the following components of income before income taxes:

                                                                    1993     1994     1995
                                                                    ----     ----     ----
                                                                        (IN MILLIONS)
    United States income..........................................  $335     $374     $545
    Foreign income................................................   157      194      266
                                                                    ----     ----     ----
              Total...............................................  $492     $568     $811
                                                                    ====     ====     ====

     No provision has been made for United States, state, or additional foreign income taxes related to approximately $615 million of undistributed earnings of foreign subsidiaries which have been or are intended to be permanently reinvested.

     Income tax payments were $340 million in 1993, $299 million in 1994, and $448 million in 1995. The company's United States income tax returns for the years 1989 through 1991 are currently under examination. Pursuant to the Merger Agreement, the company will retain all tax liabilities and the right to all tax refunds related to operations of the A&D Business for periods prior to the merger. Management believes that adequate provision for income taxes has been made for all years through 1995.

19. EARNINGS PER COMMON SHARE

     Primary earnings per Rockwell common share, after recognition of the Series A and B preferred stock dividend requirements, are based on the weighted average number of Rockwell common shares outstanding during each year. The computation does not include a negligible dilutive effect of stock options.

     Fully diluted earnings per Rockwell common share are based on the assumption that all preferred stocks were converted at the beginning of the year and all dilutive stock options were exercised at the beginning of the year or at date of grant, if later. The computation assumes the elimination of preferred dividends.

                       ROCKWELL INTERNATIONAL CORPORATION

20. CONTINGENT LIABILITIES

     Various lawsuits, claims and proceedings have been or may be instituted or asserted against the company relating to the conduct of its business, including those pertaining to product liability, environmental, safety and health, and employment matters. Pursuant to the Merger Agreement, New Rockwell has agreed to indemnify Boeing and North American for certain government contract and environmental matters related to operations of the A&D Business for periods prior to the merger. Although the outcome of litigation cannot be predicted with certainty and some lawsuits, claims, or proceedings may be disposed of unfavorably to the company, management believes the disposition of matters which are pending or asserted will not have a material adverse effect on the company's financial statements.

21. BUSINESS SEGMENT INFORMATION

     The company's business segments are engaged in research, development, and manufacture of diversified products as follows:

     Electronics:

        Automation -- industrial automation equipment and systems, including control logic, sensors, human-machine interface devices, motors, power and mechanical devices and software products.

        Avionics and Communications -- avionics products and systems and related communications technologies primarily used in commercial and military aircraft, defense electronic systems for command, control, communications, and intelligence.

        Semiconductor Systems -- system-level semiconductor chipset solutions for personal communication electronics markets, including facsimile and personal computer data modem products and wireless communications products such as global positioning systems, packet data, cordless and cellular chipsets and automated call distribution equipment.

     Automotive -- components and systems for heavy- and medium-duty trucks, buses, trailers and heavy-duty off-highway vehicles (Heavy Vehicle Systems); and components and systems for light trucks and passenger cars (Light Vehicle Systems).

     Divested businesses include the sales, operating results, and gains or losses on the disposition of significant businesses and product lines. Divested businesses include the Semiconductor Systems Local Area Networking product line in 1995 and the Automotive Plastics business in 1994.

                       ROCKWELL INTERNATIONAL CORPORATION

     The following tables summarize segment information:

  Sales and Earnings by Business Segment

                                                                        SALES
                                                ------------------------------------------------------
                                                         YEAR ENDED                NINE MONTHS ENDED
                                                       SEPTEMBER 30,                   JUNE 30,
                                                ----------------------------     ---------------------
               BUSINESS SEGMENT                  1993       1994       1995        1995         1996
----------------------------------------------  ------     ------     ------     --------     --------
                                                                    (IN MILLIONS)     (UNAUDITED)
Electronics:
  Automation..................................  $1,716     $2,085     $3,590      $2,575       $3,063
  Avionics and Communications.................   1,407      1,419      1,468       1,008        1,067
  Semiconductor Systems.......................     530        691        875         606        1,189
                                                ------     ------     ------      ------       ------
     Total Electronics........................   3,653      4,195      5,933       4,189        5,319
Automotive:
  Heavy Vehicle Systems.......................   1,455      1,744      1,929       1,473        1,386
  Light Vehicle Systems.......................     893        900      1,192         901        1,007
                                                ------     ------     ------      ------       ------
     Total Automotive.........................   2,348      2,644      3,121       2,374        2,393
                                                ------     ------     ------      ------       ------
Sales of ongoing businesses...................   6,001      6,839      9,054       6,563        7,712
Divested businesses...........................     203        190         11           8           --
                                                ------     ------     ------      ------       ------
          Total...............................  $6,204     $7,029     $9,065      $6,571       $7,712
                                                ======     ======     ======      ======       ======

                                                                       EARNINGS
                                                ------------------------------------------------------
                                                         YEAR ENDED                NINE MONTHS ENDED
                                                       SEPTEMBER 30,                   JUNE 30,
                                                ----------------------------     ---------------------
               BUSINESS SEGMENT                  1993       1994       1995        1995         1996
----------------------------------------------  ------     ------     ------     --------     --------
                                                                    (IN MILLIONS)     (UNAUDITED)
Electronics:
  Automation..................................  $  193     $  265     $  481      $  368       $  379
  Avionics and Communications.................     221        182        178         125          110
  Semiconductor Systems.......................      57         98        113          60          248
                                                ------     ------     ------      ------       ------
     Total Electronics........................     471        545        772         553          737
Automotive....................................     135        114        212         171          154
                                                ------     ------     ------      ------       ------
Operating earnings of ongoing businesses......     606        659        984         724          891
Divested businesses...........................     (13)         8        (31)         (8)          --
General corporate -- net......................     (83)       (82)      (117)        (74)         (79)
Interest expense..............................     (18)       (17)       (25)        (17)         (23)
Provision for income taxes....................    (190)      (217)      (318)       (247)        (305)
Income from discontinued operations, net of
  tax.........................................     260        283        249         175          145
                                                ------     ------     ------      ------       ------
          Total...............................  $  562     $  634     $  742      $  553       $  629
                                                ======     ======     ======      ======       ======

                       ROCKWELL INTERNATIONAL CORPORATION

  Asset Information by Segment

                                                                                PROVISION FOR
                                                                                 DEPRECIATION
                                                                               AND AMORTIZATION
                                               IDENTIFIABLE ASSETS          ----------------------
                                           ----------------------------
                                                                             YEAR ENDED SEPTEMBER
                                                  SEPTEMBER 30,                      30,
                                           ----------------------------     ----------------------
            BUSINESS SEGMENT                1993       1994       1995      1993     1994     1995
-----------------------------------------  ------     ------     ------     ----     ----     ----
                                                                (IN MILLIONS)
Electronics:
  Automation.............................  $1,690     $1,799     $4,254     $116     $121     $192
  Avionics and Communications............     810        827        918       47       50       48
  Semiconductor Systems..................     434        586        730       42       53       72
                                           ------     ------     ------     ----     ----     ----
          Total Electronics..............   2,934      3,212      5,902      205      224      312
Automotive...............................   1,342      1,473      1,595       92       93       97
                                           ------     ------     ------     ----     ----     ----
Business segment totals..................   4,276      4,685      7,497      297      317      409
Corporate................................   1,245      1,224      1,156       14       16       14
Divested businesses......................     133         30          7       11        9        5
Net assets of Graphic Systems............     644        654        569       --       --       --
                                           ------     ------     ------     ----     ----     ----
          Total..........................  $6,298     $6,593     $9,229     $322     $342     $428
                                           ======     ======     ======     ====     ====     ====

     Automation assets for 1995 include $1,234 million of intangible assets and goodwill related to the acquisition of Reliance. Automation provision for depreciation and amortization includes $27 million related to the amortization of Reliance intangible assets and goodwill.

     Corporate identifiable assets include cash and net deferred income tax assets.

  Capital Expenditures by Segment

                                                                         CAPITAL EXPENDITURES
                                                                        ----------------------
                                                                         YEAR ENDED SEPTEMBER
                                                                                 30,
                                                                        ----------------------
                           BUSINESS SEGMENT                             1993     1994     1995
----------------------------------------------------------------------  ----     ----     ----
                                                                            (IN MILLIONS)
Electronics:
  Automation..........................................................  $ 96     $120     $237
  Avionics and Communications.........................................    55       51       49
  Semiconductor Systems...............................................    55      151      175
                                                                        ----     ----     ----
          Total Electronics...........................................   206      322      461
Automotive............................................................   100      102      119
                                                                        ----     ----     ----
Business segment totals...............................................   306      424      580
Corporate.............................................................     6       36        9
Divested businesses...................................................     7       10        1
                                                                        ----     ----     ----
          Total.......................................................  $319     $470     $590
                                                                        ====     ====     ====

                       ROCKWELL INTERNATIONAL CORPORATION

  Sales, Earnings and Assets by Geographic Area

                                                      SALES                        EARNINGS
                                           ----------------------------     ----------------------
                                                    YEAR ENDED                    YEAR ENDED
                                                  SEPTEMBER 30,                 SEPTEMBER 30,
                                           ----------------------------     ----------------------
                                            1993       1994       1995      1993     1994     1995
                                           ------     ------     ------     ----     ----     ----
                                                                (IN MILLIONS)
United States............................  $4,366     $4,977     $6,645     $431     $466     $726
Canada...................................     368        454        592       54       85       70
Europe...................................   1,344      1,473      1,863       73       80      141
Asia-Pacific.............................     223        286        396       10        3       19
Latin America............................     285        352        428       38       25       28
Eliminations.............................    (585)      (703)      (870)      --       --       --
                                           ------     ------     ------     -----    -----    -----

          Total sales and operating
            earnings of ongoing
            businesses...................  $6,001     $6,839     $9,054     $606     $659     $984
Divested businesses......................     203        190         11      (13)       8      (31)
                                           ------     ------     ------     -----    -----    -----
          Total..........................  $6,204     $$7,029    $9,065      593      667      953
                                           ======     ======     ======
General corporate-net....................                                    (83)     (82)    (117)
Interest expense.........................                                    (18)     (17)     (25)
                                                                            -----    -----    -----
Income from continuing operations before
  income taxes...........................                                   $492     $568     $811
                                                                            ======   ======   ======

     United States sales include export sales to customers and international subsidiaries of $998 million in 1993, $1,152 million in 1994, and $1,513 million in 1995.

                                                            IDENTIFIABLE ASSETS
                                       -------------------------------------------------------------
                                                 SEGMENTS                        CORPORATE
                                       ----------------------------     ----------------------------
                                              SEPTEMBER 30,                    SEPTEMBER 30,
                                       ----------------------------     ----------------------------
           GEOGRAPHIC AREA              1993       1994       1995       1993       1994       1995
-------------------------------------  ------     ------     ------     ------     ------     ------
                                                               (IN MILLIONS)
United States........................  $2,938     $3,177     $5,641     $  731     $  641     $  513
Canada...............................     154        190        227        342        399        429
Europe...............................     873        921      1,103        133        151        141
Asia-Pacific.........................     121        185        267         22         32         62
Latin America........................     190        212        259         17          1         11
                                       ------     ------     ------     ------     ------     ------
          Total identifiable assets
            of ongoing businesses....  $4,276     $4,685     $7,497     $1,245     $1,224     $1,156
                                                                        ======     ======     ======
Divested businesses..................     133         30          7
Net assets of Graphic Systems........     644        654        569
                                       ------     ------     ------
          Total assets...............  $5,053     $5,369     $8,073
                                       ======     ======     ======

                       ROCKWELL INTERNATIONAL CORPORATION

22. QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                                         1994 FISCAL QUARTERS
                                                ---------------------------------------
                                                FIRST      SECOND     THIRD      FOURTH      1994
                                                ------     ------     ------     ------     ------
                                                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Sales.........................................  $1,642     $1,741     $1,850     $1,796     $7,029
Cost of sales.................................   1,257      1,336      1,443      1,419      5,455
Income from continuing operations.............      91         92         86         82        351
Income from discontinued operations...........      58         63         79         83        283
Earnings per common share:
  Primary
  Continuing operations.......................  $  .41     $  .42     $  .39     $  .37     $ 1.59
  Discontinued operations.....................     .27        .28        .35        .38       1.28
                                                ------     ------     ------     ------     ------
  Net income..................................  $  .68     $  .70     $  .74     $  .75     $ 2.87
                                                ======     ======     ======     ======     ======
  Continuing operations.......................  $  .40     $  .41     $  .38     $  .37     $ 1.56
  Discontinued operations.....................     .26        .28        .35        .37       1.26
                                                ------     ------     ------     ------     ------
  Net income..................................  $  .66     $  .69     $  .73     $  .74     $ 2.82
                                                ======     ======     ======     ======     ======

                                                         1995 FISCAL QUARTERS
                                                ---------------------------------------
                                                FIRST      SECOND     THIRD      FOURTH      1995
                                                ------     ------     ------     ------     ------
                                                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Sales.........................................  $1,747     $2,348     $2,476     $2,494     $9,065
Cost of sales.................................   1,366      1,793      1,897      1,935      6,991
Income from continuing operations.............      93        133        152        115        493
Income from discontinued operations...........      72         58         45         74        249
Earnings per common share:
  Primary
     Continuing operations....................  $  .43     $  .61     $  .70     $  .53     $ 2.27
     Discontinued operations..................     .33        .27        .20        .35       1.15
                                                ------     ------     ------     ------     ------
       Net income.............................  $  .76     $  .88     $  .90     $  .88     $ 3.42
                                                ======     ======     ======     ======     ======
  Fully diluted
     Continuing operations....................  $  .42     $  .60     $  .68     $  .53     $ 2.23
     Discontinued operations..................     .32        .27        .20        .34       1.13
                                                ------     ------     ------     ------     ------
       Net income.............................  $  .74     $  .87     $  .88     $  .87     $ 3.36
                                                ======     ======     ======     ======     ======

     The above quarterly financial information has been restated to reflect the A&D Business and the Graphic Systems business as discontinued operations.

                          INDEPENDENT AUDITORS' REPORT

To the Directors and Shareowners of Rockwell International Corporation:

     We have audited the accompanying statement of assets and liabilities of the Aerospace and Defense business of Rockwell International Corporation (A&D), consisting of the Aerospace business, a substantial portion of the Defense Electronics business, and certain corporate and other assets and liabilities of Rockwell International Corporation (Rockwell), as of September 30, 1995 and 1994, to be merged with Boeing NA, Inc. (Boeing NA), a wholly-owned subsidiary of The Boeing Company (Boeing) pursuant to an Agreement and Plan of Merger dated as of July 31, 1996 (the Merger Agreement) between Rockwell, Boeing and Boeing NA, as described in Note 1 to the financial statements. We have also audited the related statements of income and cash flows of A&D for each of the three years in the period ended September 30, 1995. These financial statements are the responsibility of Rockwell's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying financial statements were prepared to present the assets and liabilities and related results of operations and cash flows of A&D, which is to be merged with Boeing NA pursuant to the Merger Agreement described in
Note 1 to the financial statements, and are not intended to be a complete presentation of the financial position, results of operations and cash flows as if A&D had operated as a stand-alone company.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities as of September 30, 1995 and 1994 of A&D, which is to be merged with Boeing NA pursuant to the Merger Agreement referred to in Note 1 to the financial statements, and its results of operations, and cash flows for each of the three years in the period ended September 30, 1995 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
July 31, 1996

                                  A&D BUSINESS

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                 SEPTEMBER 30,
                                                              -------------------      JUNE 30,
                                                               1994        1995          1996
                                                              -------     -------     -----------
                                                                         (IN MILLIONS)(UNAUDITED)
                                     ASSETS
CURRENT ASSETS
  Cash......................................................  $    48     $    12       $    29
  Receivables...............................................      874         799           679
  Inventories...............................................      198         251           376
  Other current assets......................................       83          98           120
                                                              -------     -------       -------
     Total current assets...................................    1,203       1,160         1,204
NET PROPERTY................................................      591         583           550
OTHER ASSETS................................................    1,231       1,301         1,334
                                                              -------     -------       -------
          TOTAL ASSETS......................................    3,025       3,044         3,088
                                                              -------     -------       -------
                                  LIABILITIES
CURRENT LIABILITIES
  Short-term debt (principally commercial paper)............       40         539           565
  Accounts payable -- trade.................................      307         289           214
  Accrued compensation and benefits.........................      279         275           278
  Advance payments from customers...........................      179         183           147
  Other current liabilities.................................      102         179           205
                                                              -------     -------       -------
     Total current liabilities..............................      907       1,465         1,409
LONG-TERM DEBT..............................................      799       1,597         1,597
ACCRUED RETIREMENT BENEFITS.................................    1,459       1,407         1,357
OTHER LIABILITIES...........................................       27          32            27
                                                              -------     -------       -------
          TOTAL LIABILITIES.................................    3,192       4,501         4,390
                                                              -------     -------       -------
          NET LIABILITIES...................................  $  (167)    $(1,457)      $(1,302)
                                                              =======     =======       =======

                       See notes to financial statements.

                                  A&D BUSINESS

                              STATEMENT OF INCOME

                                                                                 NINE MONTHS ENDED
                                                  YEAR ENDED SEPTEMBER 30,            JUNE 30,
                                                -----------------------------    ------------------
                                                 1993       1994       1995       1995       1996
                                                -------    -------    -------    -------    -------
                                                                   (IN MILLIONS)    (UNAUDITED)
REVENUES
Sales.........................................  $ 4,018    $ 3,447    $ 3,238    $ 2,351    $ 2,275
Other income..................................        7         19         25         13         11
                                                 ------     ------     ------     ------     ------
     Total revenues...........................    4,025      3,466      3,263      2,364      2,286
                                                 ------     ------     ------     ------     ------
COSTS AND EXPENSES
Cost of sales.................................    3,504      2,934      2,712      1,991      1,894
Selling, general, and administrative..........       50         40         66         36         26
Interest......................................       82         75        142        100        120
                                                 ------     ------     ------     ------     ------
     Total costs and expenses.................    3,636      3,049      2,920      2,127      2,040
                                                 ------     ------     ------     ------     ------
INCOME BEFORE INCOME TAXES....................      389        417        343        237        246
Provision for income taxes....................      140        154        126         84         92
                                                 ------     ------     ------     ------     ------
          NET INCOME..........................  $   249    $   263    $   217    $   153    $   154
                                                 ======     ======     ======     ======     ======

                       See notes to financial statements.

                                  A&D BUSINESS

                            STATEMENT OF CASH FLOWS

                                                                                NINE MONTHS ENDED
                                                 YEAR ENDED SEPTEMBER 30,           JUNE 30,
                                                ---------------------------     -----------------
                                                1993      1994       1995        1995       1996
                                                -----     -----     -------     -------     -----
                                                                  (IN MILLIONS)    (UNAUDITED)
OPERATING ACTIVITIES
Net income....................................  $ 249     $ 263     $   217     $   153     $ 154
Adjustments to net income to arrive at cash
  provided by operating activities:
  Depreciation................................    137       121         112          83        74
  Deferred income taxes.......................    (25)       77          84          53        25
  Net pension income..........................   (108)     (114)       (153)       (114)     (109)
  Contributions to pension plan...............    (40)      (66)         (1)         (1)       (1)
  Changes in assets and liabilities, excluding
     effects of acquisitions and foreign
     currency adjustments:
     Receivables..............................     82        61          91         132       122
     Inventories..............................     55       (36)        (30)        (20)     (123)
     Accounts payable -- trade................     (3)      (14)        (23)       (113)      (75)
     Accrued compensation and benefits........     --       (36)        (12)         (6)        3
     Advance payments from customers..........    (33)      (57)         (3)        (52)      (38)
     Other assets and liabilities.............    (76)      (59)        (49)        (22)      (14)
                                                -----     -----       -----       -----     -----
       CASH PROVIDED BY OPERATING
          ACTIVITIES..........................    238       140         233          93        18
                                                -----     -----       -----       -----     -----
INVESTING ACTIVITIES
Property additions............................   (101)      (86)        (83)        (50)      (45)
Acquisition of business.......................     --        --         (26)        (31)      (15)
Proceeds from the disposition of property.....      2         9          18          15        10
                                                -----     -----       -----       -----     -----
       CASH USED FOR INVESTING ACTIVITIES.....    (99)      (77)        (91)        (66)      (50)
                                                -----     -----       -----       -----     -----
FINANCING ACTIVITIES
Increase in short-term borrowings.............     --        40         498       1,117        26
Payments of long-term debt....................     --      (198)         --          --        --
Long-term borrowings..........................     --        --         798         797        --
Net transfers (to) from Rockwell..............   (147)       78      (1,474)     (1,976)       23
                                                -----     -----       -----       -----     -----
       CASH (USED FOR) PROVIDED BY FINANCING
          ACTIVITIES..........................   (147)      (80)       (178)        (62)       49
                                                -----     -----       -----       -----     -----
(DECREASE) INCREASE IN CASH...................     (8)      (17)        (36)        (35)       17
CASH AT BEGINNING OF PERIOD...................     73        65          48          48        12
                                                -----     -----       -----       -----     -----
CASH AT END OF PERIOD.........................  $  65     $  48     $    12     $    13     $  29
                                                =====     =====       =====       =====     =====

                       See notes to financial statements.

                                  A&D BUSINESS

                         NOTES TO FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     On July 31, 1996 Rockwell International Corporation (Rockwell) entered into an Agreement and Plan of Merger (such agreement together with related agreements attached as exhibits thereto are referred to herein as the Merger Agreement) to merge its Aerospace and Defense business (A&D), which consists of its Aerospace business, a substantial portion of its Defense Electronics business, and certain corporate and other assets and liabilities of Rockwell (described below) with Boeing NA, Inc., a wholly-owned subsidiary of The Boeing Company (Boeing). Immediately prior to the merger, Rockwell will transfer all of its non-A&D businesses and certain corporate and other assets and liabilities (New Rockwell Business) into a newly formed entity, New Rockwell International Corporation (New Rockwell) and distribute all of the outstanding shares of New Rockwell to Rockwell's shareowners as part of a tax-free reorganization. Rockwell, then consisting solely of A&D, will merge with Boeing NA, Inc., with the corporation resulting from the merger being a wholly-owned subsidiary of Boeing named Boeing North American, Inc. (North American). These transactions are subject to, among other things, the approval of the shareowners of Rockwell, the consent of Rockwell noteholders, and the receipt of various regulatory approvals.

     The financial statements present the assets and liabilities and results of operations and cash flows of A&D and are not intended to be a complete presentation of the financial position, results of operations and cash flows as if A&D had operated as a stand-alone company. The financial statements have been prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions, in particular estimates of anticipated contract costs and revenues utilized in the earnings recognition process, that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

     In the opinion of management, the unaudited interim financial statements contain all adjustments, consisting solely of adjustments of a normal recurring nature, necessary to present fairly the assets and liabilities, results of operations, and cash flows for the periods presented. The results of operations for the nine months ended June 30, 1996 are not necessarily indicative of the results for the full year. All amounts in these notes to financial statements as of or for the nine months ended June 30, 1995 and 1996 are unaudited. At the end of each interim reporting period, management makes an estimate of the effective tax rate expected to be applicable for the full fiscal year. The rate so determined is used in providing for income taxes on a year-to-date basis.

     A&D is engaged in research, development and manufacture of aerospace and defense electronics products, including manned and unmanned space systems, rocket engines, advanced space-based surveillance systems, high-energy laser and other directed energy systems, space electric power, military aircraft, military and commercial aircraft components and defense electronics systems, and products for precision guidance and control and tactical weapons.

     The Statement of Assets and Liabilities of A&D excludes certain facilities no longer used by A&D and includes certain Rockwell corporate property (see Note
4), United States pension plan assets and obligations related to certain former employees of non-A&D businesses (see Note 13), and short- and long-term United States borrowings of Rockwell (see Note 7).

     A&D utilizes certain services which are provided for all of Rockwell's United States businesses on a centralized basis, including payroll administration, data processing and telecommunications services. A&D receives allocations of costs from centrally administered programs, including employee medical claims and property and casualty insurance. These costs are allocated to A&D based on actual usage of these centralized services and programs. A&D also benefits from other services provided by Rockwell, including financial, legal, tax, corporate communications, and human resources. These corporate costs have been allocated to A&D using a variety of factors, including sales, assets, inventory and payroll. Management believes that the methods

                                  A&D BUSINESS
of allocating costs to A&D are reasonable. A&D's allocations of these costs were $252 million, $218 million and $179 million in fiscal years 1993, 1994 and 1995, respectively, and $136 million and $129 million for the nine months ended June 30, 1995 and 1996, respectively, and are included in the Statement of Income. A substantial portion of these amounts are allowable overhead costs on government contracts. The cost of providing these services on a stand-alone basis has not been estimated because A&D will be owned by a wholly-owned subsidiary of Boeing upon consummation of the Merger.

     Interest expense included in the Statement of Income has been allocated to A&D based on the actual interest expense associated with the borrowings to be retained by North American.

     Sales from A&D to the New Rockwell Business of $15 million, $8 million and $19 million in 1993, 1994 and 1995, respectively, and $14 million in each of the nine-month periods ended June 30, 1995 and 1996, have been included in the Statement of Income. All other intercompany amounts have been eliminated.

     A&D's United States operations participate in a centralized cash management system wherein cash receipts are transferred to Rockwell's corporate office and cash disbursements are funded by Rockwell's corporate office. Accordingly, the Statement of Assets and Liabilities excludes all cash and cash equivalents related to A&D's United States operations, except for cash held in escrow pursuant to contracts, which is recorded in Other Assets in the Statement of Assets and Liabilities. Outstanding checks have been included in accounts payable. Cash balances of A&D subsidiaries located outside the United States are included in the Statement of Assets and Liabilities. Pursuant to the Merger Agreement, A&D will retain a United States cash balance equal to the excess, if any, of (a) the sum of $4.5 million and the amount of accrued interest on the borrowings (see Note 7) on the merger date over (b) $2,165 million less the face amount of debt outstanding on the merger date.

     Management is in the process of evaluating the effect of the adoption of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Management anticipates that the adoption of this standard will not have a material effect on the financial statements.

     Significant accounting policies are underlined as an integral part of the notes to financial statements to which the policies relate.

2. RECEIVABLES

     Receivables are summarized as follows:

                                                               SEPTEMBER 30,
                                                               -------------      JUNE 30,
                                                               1994     1995        1996
                                                               ----     ----     -----------
                                                                                 (UNAUDITED)
                                                                       (IN MILLIONS)
    Accounts receivable:
      Commercial, less allowance for doubtful accounts (1994,
         $3 million; 1995, $5 million; 1996, $8 million).....  $110     $ 97        $ 105
      United States Government...............................    93      103           98
    Unbilled costs and accrued profits, less related progress
      payments (1994, $356 million; 1995, $198 million; 1996,
      $179 million)..........................................   671      599          476
                                                               ----     ----         ----
         Receivables.........................................  $874     $799        $ 679
                                                               ====     ====         ====

     Unbilled costs and accrued profits consist principally of revenues recognized on United States Government contracts under the percentage-of-completion (cost-to-cost) method of accounting (see Note 9). Unbilled costs and accrued profits, less related progress payments, are billed in accordance with applicable contract terms.

                                  A&D BUSINESS

     Certain U.S. Government contracts of A&D have been terminated for convenience during the past several years. A&D has filed claims for termination costs it believes are reimbursable under the contract terms. At June 30, 1996, such outstanding termination claims aggregated approximately $220 million, net of $8 million collected through progress payments. In addition, A&D has submitted claims, most recently in 1995, aggregating $547 million with respect to contractual disputes first raised in 1989 on the AC-130U Gunship full-scale development and production contracts.

     The financial statements of A&D have been prepared on the basis of reasonable estimates of the revenue expected to be recovered from these claims. The estimate with respect to the AC-130U Gunship claim is supported by the opinion of outside legal counsel, McKenna & Cuneo L.L.P. At June 30, 1996, receivables included $199 million relating to these claims, a major portion of which related to the AC-130U Gunship claim. While management cannot reasonably estimate the length of time that will be required to resolve its claims or whether they will be resolved through negotiation or litigation, it believes their resolution will not have a material adverse effect on the financial statements of A&D. Pursuant to the Transactions, all claims related to A&D will be retained by A&D and will be prosecuted by North American.

3. INVENTORIES

     Inventories are summarized as follows:

                                                               SEPTEMBER 30,
                                                               -------------      JUNE 30,
                                                               1994     1995        1996
                                                               ----     ----     -----------
                                                                                 (UNAUDITED)
                                                                       (IN MILLIONS)
    Long-term contracts in process...........................  $158     $182        $ 251
    Work in process..........................................    52       75           83
    Raw materials, parts, and supplies.......................    45       43           69
                                                               ----     ----         ----
         Total...............................................   255      300          403
    Less related progress payments...........................    57       49           27
                                                               ----     ----         ----
         Inventories.........................................  $198     $251        $ 376
                                                               ====     ====         ====

     Inventories are stated at the lower of cost (using FIFO or average methods) or market (determined on the basis of estimated realizable values), less related progress payments received. Pursuant to contract provisions the United States Government has title to, or a security interest in, certain inventories as a result of progress payments.

     Long-term contracts in process consist of inventoried costs principally relating to fixed-price-type contracts. Such inventoried costs include direct costs of manufacturing, engineering and tooling, and allocable overhead costs including general and administrative expenses allowable in accordance with United States Government contract cost principles. In accordance with industry practice, such inventoried costs include amounts which are not expected to be realized within one year.

     General and administrative expenses related to United States Government contracts incurred and charged to inventoried costs were $398 million, $360 million and $350 million in 1993, 1994 and 1995, respectively. General and administrative expenses remaining in inventoried costs before consideration of progress payments were estimated at $33 million and $36 million at September 30, 1994 and 1995, respectively. Inventories include $11 million and $50 million at September 30, 1994 and 1995, respectively, of deferred costs, principally unamortized tooling and learning curve costs. Management expects to realize these costs as the related contracts are completed.

                                  A&D BUSINESS

4. PROPERTY AND DEPRECIATION

     Property is stated at cost less accumulated depreciation. Depreciation of property is provided based on estimated useful lives generally using accelerated and straight-line methods. Significant renewals and betterments are capitalized and replaced units are written off. Maintenance and repairs, as well as renewals of minor amounts, are charged to expense. Maintenance and repairs were $55 million in 1993, $57 million in 1994 and $55 million in 1995.

     Property is summarized as follows:

                                                              SEPTEMBER 30,
                                                            -----------------      JUNE 30,
                                                             1994       1995         1996
                                                            ------     ------     -----------
                                                                                  (UNAUDITED)
                                                                      (IN MILLIONS)
    Land..................................................  $   27     $   32       $    32
    Land and leasehold improvements.......................      79         72            69
    Buildings.............................................     577        608           604
    Machinery and equipment...............................     649        641           611
    Office and data processing equipment..................     640        559           513
    Construction in progress..............................      63         54            58
                                                            ------     ------        ------
         Total............................................   2,035      1,966         1,887
    Less accumulated depreciation.........................   1,444      1,383         1,337
                                                            ------     ------        ------
         Net property.....................................  $  591     $  583       $   550
                                                            ======     ======        ======

     Pursuant to the Merger Agreement, certain Rockwell corporate assets, principally the world headquarters and information systems center in Seal Beach, California, are included in A&D. Certain A&D property, principally facilities no longer used by A&D in Canoga Park, California, Lakewood, California, and El Segundo, California, will be transferred to New Rockwell and are not included in the Statement of Assets and Liabilities.

5. OTHER ASSETS

     Other assets are summarized as follows:

                                                              SEPTEMBER 30,
                                                            -----------------      JUNE 30,
                                                             1994       1995         1996
                                                            ------     ------     -----------
                                                                                  (UNAUDITED)
                                                                      (IN MILLIONS)
    Prepaid pension costs (see Note 13)...................  $1,057     $1,158       $ 1,239
    Deferred income taxes (see Note 14)...................     144         93            44
    Investments and other assets..........................      30         50            51
                                                            ------     ------        ------
         Other assets.....................................  $1,231     $1,301       $ 1,334
                                                            ======     ======        ======

                                  A&D BUSINESS

6. OTHER CURRENT LIABILITIES

     Other current liabilities are summarized as follows:

                                                              SEPTEMBER 30,
                                                            -----------------      JUNE 30,
                                                             1994       1995         1996
                                                            ------     ------     -----------
                                                                                  (UNAUDITED)
                                                                      (IN MILLIONS)
    Contract reserves.....................................  $   34     $   88       $   105
    Accounts payable -- other.............................      13         17            18
    Accrued product warranties............................      18         12            10
    Accrued taxes other than income taxes.................      17         15             6
    Accrued interest......................................       4         15            36
    Other.................................................      16         32            30
                                                            ------     ------        ------
         Other current liabilities........................  $  102     $  179       $   205
                                                            ======     ======        ======

7. BORROWINGS

     Pursuant to the Merger Agreement and subject to the consent of the holders of a majority of each series of notes, North American will be the sole obligor of $2,165 million of borrowings of Rockwell, which is equal to the face value of all domestic short- and long-term borrowings of Rockwell at June 30, 1996. Accordingly, the Statement of Assets and Liabilities includes all domestic short-term debt and the following long-term debt:

                                                              SEPTEMBER 30,
                                                            -----------------      JUNE 30,
                                                             1994       1995         1996
                                                            ------     ------     -----------
                                                                                  (UNAUDITED)
                                                                      (IN MILLIONS)
    7-5/8% notes, payable in 1998.........................             $  300       $   300
    8-7/8% notes, payable in 1999.........................  $  300        300           300
    8-3/8% notes, payable in 2001.........................     200        200           200
    6-3/4% notes, payable in 2002.........................     300        300           300
    7-7/8% notes, payable in 2005.........................                200           200
    6-5/8% notes, payable in 2005.........................                300           300
    Less unamortized discount.............................      (1)        (3)           (3)
                                                            ------     ------        ------
              Total.......................................  $  799     $1,597       $ 1,597
                                                            ======     ======        ======

     At September 30, 1995, aggregate maturities of long-term debt during the five years ending September 30, 2000 were as follows (in millions): 1996, $0; 1997, $1; 1998, $300; 1999, $300; and 2000, $0.

     The weighted average interest rates on short-term borrowings were 4.9% and 5.8% at September 30, 1994 and 1995, respectively.

     Interest expense included in the Statement of Income has been allocated to A&D based on the actual interest expense associated with the borrowings to be retained by North American.

8. FINANCIAL INSTRUMENTS

     A&D's financial instruments include cash, short- and long-term debt, and foreign currency forward exchange contracts. The carrying values of A&D's financial instruments approximated their fair values based on current market prices and rates with the exception of long-term debt and derivatives. The fair value of long-term debt was $805 million, $1,673 million and $1,625 million at September 30, 1994 and 1995 and June 30, 1996, respectively.

                                  A&D BUSINESS

     It is the policy of A&D not to enter into derivative financial instruments for speculative purposes. A&D does enter into foreign currency forward exchange contracts to protect itself from adverse currency rate fluctuations on foreign currency commitments entered into in the ordinary course of business. The foreign currency forward exchange contracts consist principally of contracts related to firm identifiable commitments pursuant to various long-term contracts denominated in Australian dollars. The contracts are for terms of up to seven years and are executed with creditworthy banks. The notional amount of outstanding foreign currency forward exchange contracts aggregated $26 million, $220 million and $202 million at September 30, 1994 and 1995 and June 30, 1996, respectively. The net unrealized market gain on foreign currency contracts was $1.2 million, $15.9 million and $24.6 million at September 30, 1994 and 1995 and June 30, 1996, respectively. A&D does not anticipate any material adverse effect on its results of operations or its assets and liabilities relating to these foreign currency forward exchange contracts.

9. CONTRACT SALES

     Sales under fixed-price contracts are generally recorded upon delivery. Sales under all cost-type and certain fixed-price-type contracts requiring performance over several periods are accounted for under the percentage-of-completion (cost-to-cost) method of accounting.

     Expected profits or losses on contracts are based on A&D's estimates of total sales values and costs at completion. These estimates are reviewed and revised periodically throughout the lives of the contracts, and adjustments resulting from such revisions are recorded in the periods in which the revisions are made. In certain cases the estimated sales values include amounts expected to be realized from contract adjustments or claims subject to negotiations or legal proceedings. Losses on contracts are recorded in full as they are identified.

     Sales under United States Government contracts accounted for 89 percent of total sales in 1993 and 91 percent in both 1994 and 1995. United States Government sales by contract type were as follows:

                                                                  1993       1994       1995
                                                                  ----       ----       ----
    Cost........................................................   75 %       81 %       83 %
    Firm-fixed-price............................................   19         13         13
    Fixed-price-incentive.......................................    6          6          4
                                                                  ---        ---        ---
              Total.............................................  100 %      100 %      100 %
                                                                  ===        ===        ===

     The major portion of work performed for the United States Government is under contracts that contain cost or performance incentives or both. These incentives provide for increases in fees or profits for surpassing stated targets or other criteria, or for decreases in fees or profits for failure to achieve such targets or other criteria. Performance incentives, for which a reasonable prediction of accomplishment cannot be made in advance, are included in sales at the time there is sufficient information to relate actual performance to targets or other criteria.

10. RENTAL AND LEASE INFORMATION

     A&D leases certain facilities and equipment under operating leases, many of which contain renewal options and escalation clauses. Total rental expense on operating leases (net of immaterial income from sublease rentals) was $28 million, $22 million and $20 million in 1993, 1994 and 1995, respectively. Contingent rentals under operating leases were not significant.

     Minimum future rental commitments under operating leases having noncancelable lease terms in excess of one year aggregated $94 million as of September 30, 1995 and are payable as follows (in millions): 1996, $16; 1997, $13; 1998, $12; 1999, $11; 2000, $9; and after 2000, $33.

                                  A&D BUSINESS

11. RESEARCH AND DEVELOPMENT COSTS

     A&D performs research and development under both company-initiated programs and contracts with others, primarily the United States Government. Company-initiated programs include independent research and development and bid and proposal work related to government products or services and research and development for commercial products. A large portion of the costs incurred for independent research and development and bid and proposal work are allowable overhead costs on government contracts. Research and development costs are comprised of the following:

                                                            1993         1994         1995
                                                           ------       ------       ------
                                                                    (IN MILLIONS)
    Company-initiated....................................  $  158       $  146       $  151
    Government-funded....................................     900          870          934
                                                           ------       ------       ------
              Total research and development costs.......  $1,058       $1,016       $1,085
                                                           ======       ======       ======

12. RETIREMENT MEDICAL PLANS

     A&D sponsors retirement medical plans which cover most of its United States employees and provide for the payment of medical costs of eligible employees and dependents upon retirement.

     The components of retirement medical expense are as follows:

                                                                1993       1994       1995
                                                               ------     ------     ------
                                                                      (IN MILLIONS)
    Service cost -- benefits attributed to service during the
      period.................................................  $   10     $    8     $    5
    Interest accrued on accumulated retirement medical
      obligation.............................................     118         95         97
    Amortization of plan amendments and net actuarial
      gains..................................................     (20)       (35)       (35)
                                                               ------     ------     ------
    Retirement medical expense...............................  $  108     $   68     $   67
                                                               ======     ======     ======

     A&D's retirement medical obligation at September 30 consisted of the following:

                                                                        1994         1995
                                                                       ------       ------
                                                                          (IN MILLIONS)
    Accumulated retirement medical obligation:
      Retirees.......................................................  $1,046       $1,080
      Employees eligible to retire...................................      90           85
      Employees not eligible to retire...............................      97           88
                                                                       ------       ------
              Total..................................................  $1,233       $1,253
                                                                       ------       ------
    Unamortized amounts:
      Plan amendments................................................     248          213
      Net actuarial gains............................................      90           50
                                                                       ------       ------
    Recorded liability...............................................  $1,571       $1,516
                                                                       ======       ======
    Assumptions used (June 30 measurement date):
      Discount rate..................................................   8.25%         7.5%
      Health care cost trend rates...................................    8.5%*        8.5%*

---------------
* Decreasing to 5.5% after 2015

     Changing the health care cost trend rates by one percentage point would change the accumulated retirement medical obligation at September 30, 1995 by approximately $93 million and would change retirement medical expense by approximately $8 million.

                                  A&D BUSINESS

13. RETIREMENT PENSION PLANS

     A&D sponsors pension plans which cover most of its employees and provide for monthly pension payments to eligible employees upon retirement. Pension benefits for salaried employees generally are based on years of credited service and average earnings. Pension benefits for hourly employees generally are based on specified benefit amounts and years of service.

     Net pension income consisted of the following:

                                                             1993        1994        1995
                                                             -----       -----       -----
                                                                     (IN MILLIONS)
    Service cost -- benefits earned during the year........  $ (59)      $ (64)      $ (55)
    Interest accrued on projected benefit obligation.......   (319)       (315)       (324)
    Assumed return on plan assets..........................    406         426         439
    Initial net asset amortization.........................    113         113         113
    Prior service cost amortization........................    (24)        (13)        (12)
    Net actuarial loss amortization........................     (9)        (33)         (8)
                                                             -----       -----       -----
         Net pension income................................  $ 108       $ 114       $ 153
                                                             =====       =====       =====

     Pension plan assets are primarily equity securities, United States Government obligations, and fixed income investments whose values are subject to fluctuations of the securities market. The actual return on plan assets was $587 million, $69 million and $879 million in 1993, 1994 and 1995, respectively.

     Pursuant to the Merger Agreement, pension plan obligations attributable to New Rockwell United States active employees as of January 1, 1996 and a proportionate share of pension plan assets will be transferred from the Rockwell Retirement Plan for Eligible Employees (Rockwell Retirement Plan) to a newly established New Rockwell Retirement Plan. The Rockwell Retirement Plan will retain pension plan obligations attributable to all current and former United States employees of A&D as well as former United States employees of the non-A&D businesses who terminated employment prior to January 1, 1996 and a proportionate share of pension plan assets. The following table reconciles the funded status of the Rockwell Retirement Plan (after giving effect to the anticipated transfer of obligations and assets to the New Rockwell Retirement
Plan) to amounts included in the Statement of Assets and Liabilities:

                                                                        1994         1995
                                                                       ------       ------
                                                                          (IN MILLIONS)
    Accumulated benefit obligation, principally vested...............  $5,560       $6,148
    Effects of projected compensation increases......................     235          253
                                                                       ------       ------
    Projected benefit obligation.....................................   5,795        6,401
    Fair value of plan assets........................................   6,439        7,106
                                                                       ------       ------
    Plan assets in excess of projected benefit obligation............     644          705
    Items not yet recognized in the financial statements:
      Net actuarial losses...........................................     943          864
      Prior service cost.............................................      34           27
      Remaining initial net asset....................................    (564)        (438)
                                                                       ------       ------
    Prepaid pension costs at September 30............................  $1,057       $1,158
                                                                       ======       ======
    Assumptions used (June 30 measurement date):
      Discount rate..................................................   8.25%         7.5%
      Compensation increase rate.....................................    4.5%         4.5%
      Long-term rate of return on plan assets........................    9.0%         9.0%

                                  A&D BUSINESS

     Should A&D terminate the Rockwell Retirement Plan, the United States Government would be entitled to an equitable share of any assets remaining after providing for Plan obligations.

     A&D sponsors defined contribution savings plans for eligible employees. Employer contributions related to these plans were $52 million, $48 million and $45 million for 1993, 1994 and 1995, respectively.

14. INCOME TAXES

     The operations of A&D are included in the consolidated income tax returns of Rockwell. Pursuant to the Merger Agreement, New Rockwell will indemnify North American for all income tax liabilities and retain rights to all tax refunds relating to operations prior to the merger date. Accordingly, the Statement of Assets and Liabilities does not include current or prior period income tax receivables or payables. The income tax provisions included in the Statement of Income have been determined as if A&D were a separate taxpayer.

     The components of the provision for income taxes are as follows:

                                                                    1993     1994     1995
                                                                    ----     ----     ----
                                                                        (IN MILLIONS)
    Current:
      United States...............................................  $125     $ 66     $ 32
      Foreign.....................................................     5       (7)      (1)
      State and local.............................................    35       18       11
                                                                    ----     ----     ----
         Total current............................................   165       77       42
                                                                    ----     ----     ----
    Deferred:
      United States...............................................   (21)      62       67
      State and local.............................................    (4)      15       17
                                                                    ----     ----     ----
         Total deferred...........................................   (25)      77       84
                                                                    ----     ----     ----
    Provision for income taxes....................................  $140     $154     $126
                                                                    ====     ====     ====

     Net deferred income tax benefits included in Other Current Assets in the Statement of Assets and Liabilities at September 30 consist of the tax effects of temporary differences as follows:

                                                                           1994      1995
                                                                           ----      ----
                                                                           (IN MILLIONS)
    Accrued compensation and benefits....................................  $ 24      $ 23
    Contract reserves....................................................    22        41
    Workers' compensation reserves.......................................    13        12
    Deferred contract revenues...........................................   (41)      (51)
    Accrued product warranties...........................................     7         4
    Other -- net.........................................................    35        44
                                                                           ----      ----
    Current deferred income taxes........................................  $ 60      $ 73
                                                                           ====      ====

                                  A&D BUSINESS

     Net deferred income tax benefits included in Other Assets in the Statement of Assets and Liabilities at September 30 consist of the tax effects of temporary differences as follows:

                                                                          1994      1995
                                                                          -----     -----
                                                                           (IN MILLIONS)
    Accrued retirement medical costs....................................  $ 580     $ 558
    Loss carryforwards..................................................     --        28
    Pension costs.......................................................   (420)     (459)
    Property............................................................    (26)      (16)
    Other -- net........................................................     10        10
                                                                          -----     -----
    Subtotal............................................................    144       121
    Valuation allowance.................................................     --       (28)
                                                                          -----     -----
    Long-term deferred income taxes.....................................  $ 144     $  93
                                                                          =====     =====

     Management believes it is more likely than not that current and long-term tax assets will be realized through the reduction of future taxable income. Significant factors considered by management in its determination of the probability of the realization of the deferred tax assets included: (a) the historical operating results of A&D ($1.1 billion of United States income before income taxes over the past three fiscal years), (b) expectations of future earnings, and (c) the extended period of time over which the retirement medical liability will be paid. The valuation allowance has been established for the tax benefits related to net operating loss carryforwards acquired in connection with a business combination. These net operating loss carryforwards are available indefinitely.

     The consolidated effective tax rate was different from the United States statutory rate for the reasons set forth below:

                                                                     1993     1994     1995
                                                                     ----     ----     ----
    Statutory tax rate.............................................  35.0%    35.0%    35.0%
    State and local income taxes...................................   5.2      5.2      5.3
    Foreign income taxes...........................................   1.4
    Tax credits....................................................  (3.3)    (3.7)    (4.3)
    Deferred income tax rate changes...............................  (1.4)
    Other..........................................................   (.9)      .4       .7
                                                                     ----     ----     ----
    Effective tax rate.............................................  36.0%    36.9%    36.7%
                                                                     ====     ====     ====

     The income tax provisions were calculated based upon the following components of income before income taxes:

                                                                    1993     1994     1995
                                                                    -----    -----    -----
                                                                         (IN MILLIONS)
    United States income..........................................  $ 376    $ 413    $ 342
    Foreign income................................................     13        4        1
                                                                     ----     ----     ----
              Total...............................................  $ 389    $ 417    $ 343
                                                                     ====     ====     ====

     No provision has been made for United States, state, or additional foreign income taxes related to approximately $25 million of undistributed earnings of foreign subsidiaries which have been or are intended to be permanently reinvested.

                                  A&D BUSINESS

15. CONTINGENT LIABILITIES

     Various lawsuits, claims and proceedings have been or may be instituted or asserted against A&D relating to the conduct of its business, including those pertaining to product liability, environmental, safety and health, employment, and government contract matters. Pursuant to the Merger Agreement, New Rockwell will indemnify North American for certain environmental and government contract matters. Although the outcome of litigation and claims cannot be predicted with certainty and some lawsuits, claims, or proceedings may be disposed of unfavorably to North American, management believes the disposition of matters which are pending or asserted will not have a material adverse effect on A&D's financial statements.

16. JOINT VENTURE

     Rockwell and Lockheed Martin Corporation have formed a joint venture, United Space Alliance, LLC (USA), to oversee the National Aeronautics and Space Administration's (NASA) Space Shuttle program, including flight operations, ground operations, flight-certified hardware and software elements, and related subcontracts. On June 1, 1996, Rockwell transferred its Space Operations Contract and related assets and liabilities to USA and on October 1, 1996, intends to transfer its contract for logistics at Kennedy Space Center and related assets and liabilities to USA.

     The accompanying financial statements include sales of approximately $430 million per year related to the contracts with NASA which will be managed by USA in fiscal 1997. A&D will recognize its share of the earnings of USA using the equity method of accounting.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of New Rockwell International Corporation:

     We have audited the accompanying balance sheet of New Rockwell International Corporation (a wholly-owned subsidiary of Rockwell International Corporation) as of September 16, 1996. This balance sheet is the responsibility of the company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

     In our opinion, such balance sheet presents fairly, in all material respects, the financial position of New Rockwell International Corporation (a wholly-owned subsidiary of Rockwell International Corporation) as of September 16, 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
September 16, 1996

                     NEW ROCKWELL INTERNATIONAL CORPORATION

                                 BALANCE SHEET
                               SEPTEMBER 16, 1996

Shareowners' Equity
  Common stock, $1.00 par value:
     1,000 shares authorized; 1 share issued and outstanding.......................  $     1
  Additional paid-in capital.......................................................      999
  Receivable from Rockwell International Corporation...............................   (1,000)
                                                                                     -------
                                                                                     $    --
                                                                                     =======

                     NEW ROCKWELL INTERNATIONAL CORPORATION

                             NOTE TO BALANCE SHEET
                               SEPTEMBER 16, 1996

NOTE -- BASIS OF PRESENTATION

     The balance sheet of New Rockwell International Corporation (New Rockwell), consists of the accounts of an inactive wholly-owned subsidiary of Rockwell International Corporation (the company). New Rockwell was incorporated in Delaware on August 29, 1996 in anticipation of a proposed reorganization of the company. The reorganization, which is expected to be completed by the end of 1996, will result in the transfer to New Rockwell of substantially all of the company's businesses and assets except those used in or held primarily for use in or otherwise necessary for the operation, as presently conducted, of the company's Aerospace and Defense businesses and certain corporate and other assets and liabilities. The transfer will be recorded at book value, which is estimated at approximately $5.5 billion.

     Once the proposed reorganization is completed, New Rockwell will be renamed Rockwell International Corporation.

                                                                      APPENDIX I
                  [LETTERHEAD OF MORGAN STANLEY & CO. INCORPORATED]

                                                                   July 31, 1996

Board of Directors
Rockwell International Corporation
World Headquarters
2201 Seal Beach Boulevard
Seal Beach, CA 90740-8250

Ladies and Gentlemen:

     We understand that Rockwell International Corporation ("Rockwell" or the "Company"), The Boeing Company ("Boeing" or the "Acquiror") and a wholly owned subsidiary of Acquiror ("Acquisition Sub"), have entered into an Agreement and Plan of Merger, dated as of July 31, 1996, (the "Merger Agreement"), which provides, among other things, for the acquisition of the Company's Aerospace and Defense businesses ("A&D") by the Acquiror through a merger (the "Merger") of Acquisition Sub with and into the Company. We further understand that prior to the Merger, some or all of Acquiror, the Company, a to be formed wholly owned subsidiary of the Company ("Newco") and certain other subsidiaries of the Company or Newco now existing or to be formed (collectively the "Operating Subsidiaries") propose to enter into an Agreement and Plan of Distribution, a Post-Closing Covenants Agreement and a Tax Allocation Agreement substantially in the forms thereof attached to the Merger Agreement (together with the Merger Agreement, the "Agreements"), which provide, among other things, for (i) the contribution by the Company to Newco and/or the Operating Subsidiaries of certain assets, (ii) the contribution by the Company to Newco of the capital stock of the Operating Subsidiaries and certain other assets, (iii) assumption by Newco and the Operating Subsidiaries of certain liabilities of the Company (the transactions contemplated by clauses (i), (ii), and (iii) are collectively referred to as the "Contribution"), and (iv) immediately following the Contribution, all of the issued and outstanding shares of Common Stock and Class A Common Stock, each par value $1.00 per share, of Newco (collectively, the "Newco Common Stock"), will be distributed on a share-for-share basis (the "Distribution" and together with the Merger, the "Transactions") to the holders of shares of Common Stock, par value $1.00 per share, of the Company (the "Company Common Stock") and Class A Common Stock, par value $1.00 per share, of the Company ("Company Class A Common Stock"), respectively. Immediately following the Distribution (i) each issued and outstanding share of Company Class A Common Stock will be mandatorily converted into Company Common Stock (the "Conversion") and (ii) each issued and outstanding share of Company Common Stock following the Conversion, other than shares held in treasury or held by Acquiror or any subsidiary of the Company or the Acquiror, will be converted into the right to receive a certain number of shares of Common Stock, par value $5.00 per share, of the Acquiror (the "Acquiror Common Stock"), determined pursuant to a certain formula set forth in the Merger Agreement. The terms and conditions of the Transactions are more fully set forth in the Agreements.

     You have asked for our opinion as to whether the consideration to be received by the holders of shares of Company Common Stock and Company Class A Common Stock pursuant to the Distribution and the Merger, taken as a whole, is fair from a financial point of view to such holders.

     For purposes of the opinion set forth herein, we have:

          (i) analyzed certain publicly available financial statements and other information regarding the Company and the Acquiror, respectively;

          (ii) analyzed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

          (iii) analyzed certain financial projections prepared by the management of the Company;

          (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

          (v) discussed the past and current operations and financial condition and the prospects of the Acquiror with senior management of the Acquiror;

          (vi) reviewed and analyzed the pro forma financial effect of the Transactions on the Company and the Acquiror;

          (vii) reviewed the reported prices and trading activity for the Company Common Stock and the Acquiror Common Stock;

          (viii) compared the financial performance of the Company and the Acquiror and the prices and trading activity of the Company Common Stock and the Acquiror Common Stock with that of certain other comparable publicly-traded companies and their securities;

          (ix) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

          (x) participated in discussions and negotiations among representatives of the Company, the Acquiror and their financial and legal advisors;

          (xi) participated in discussions with and responded to inquiries from certain third parties concerning a possible transaction involving A&D;

          (xii) reviewed the Merger Agreement, Distribution Agreement and certain related documents; and

          (xiii) performed such other analyses and considered such other factors as we have deemed appropriate.

     We have assumed and relied upon without independent verification of the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company, A&D, and Newco. We have not made any independent valuation or appraisal of the assets or liabilities of the Company or the Acquiror, nor have we been furnished with any such appraisals. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. In addition we have, with your approval, assumed the Transactions will be consummated in accordance with the terms set forth in the Agreements, including, among other things, that the Transactions will each be treated as a tax-free reorganization pursuant to the Internal Revenue Code of 1986.

     We have acted as financial advisor to the Board of Directors of Rockwell in connection with this transaction and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Transactions. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for Rockwell and Boeing and have received fees for the rendering of these services.

     It is understood that this letter is for the information of the Board of Directors of the Company; except that this letter may be included in its entirety in any filings made by the Company with the Securities and Exchange Commission in connection with the Transactions. In addition, we express no opinion as to the price at which the shares of Newco Common Stock will actually trade following consummation of the Transactions, and we express no recommendation as to how the holders of Company Common Stock and Company Class A Common Stock should vote at the shareholders' meeting held in connection with the Transactions.

     Based on the foregoing, we are of the opinion on the date hereof that the consideration to be received by the holders of shares of Company Common Stock and Company Class A Common Stock pursuant to the Distribution and the Merger, taken as a whole, is fair from a financial point of view to such holders.

                                          Very truly yours,

                                          MORGAN STANLEY & CO. INCORPORATED

                                          By: /s/  GORDON E. DYAL

                                            ------------------------------------
                                            Gordon E. Dyal
                                            Managing Director

                                                                     APPENDIX II
                   [LETTERHEAD OF DILLON, READ & CO. INC.]

                                                                   July 31, 1996

Board of Directors
Rockwell International Corporation
2201 Seal Beach Boulevard
Seal Beach, California 90740

Ladies and Gentlemen:

     We understand that Rockwell International Corporation (the "Company") is considering a transaction whereby The Boeing Company ("Boeing") would acquire the Aerospace and Defense businesses ("A&D") of the Company (the "Merger"), pursuant to the terms of an Agreement and Plan of Merger, dated as of July 31, 1996 (the "Merger Agreement"), and related agreements, following the tax-free spin-off to the Company's shareholders of a newly formed subsidiary ("New Rockwell") which will hold substantially all of the businesses and assets, and certain of the liabilities, of the Company other than A&D (the "Distribution", and collectively with the Merger, the "Transactions"). Pursuant to the Merger Agreement, immediately after the Distribution and immediately prior to the Merger, all outstanding shares of the Company's Class A common stock, $1.00 par value (the "Company Class A Common Shares"), will be converted into shares of common stock, $1.00 par value, of the Company ("Company Common Stock"), and in the Merger all outstanding shares of Company Common Stock will be converted into approximately $860 million in shares of Boeing common stock (subject to adjustment as provided for in the Merger Agreement), par value $5.00 per share, and Boeing will assume or guarantee approximately $2.165 billion aggregate principal amount of existing Company indebtedness. The terms and conditions of the Transactions are more fully set forth in the Merger Agreement and the exhibits thereto.

     You have requested our opinion as to whether the consideration to be received by the shareholders of the Company in the Transactions is fair, from a financial point of view, to such shareholders.

     For its services, Dillon, Read & Co. Inc. ("Dillon Read") will receive a fee, all of which is contingent upon the consummation of the Transactions. In the ordinary course of business, Dillon Read trades the debt and equity securities of the Company and Boeing for our own account and the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and historical financial information relating to the Company and Boeing, (ii) reviewed certain financial information and other data provided to us by the Company that is not publicly available relating to the business and prospects of A&D, including financial projections for A&D prepared by the managements of A&D and the Company, (iii) conducted discussions with members of the senior managements of A&D, the Company and Boeing, (iv) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business we believe to be generally comparable to those of A&D, (v) reviewed the historical market prices and trading volumes of the common stock of Boeing, (vi) compared the financial terms of the Merger with the financial terms of certain other transactions which we believe to be generally comparable to the Merger, (vii) reviewed the Merger Agreement and related agreements in the form provided to us, and (viii) conducted such other financial studies, analyses and investigations, and considered such other information as we deemed necessary or appropriate. Our opinion does not address the Company's underlying business decision to effect the Transactions or constitute a recommendation to any shareholder of the

LOGO

Company as to how such shareholder should vote with respect to the Transactions. Our opinion does not imply any conclusion as to the likely trading range for the common stocks of Boeing or New Rockwell following the consummation of the Transactions, which may vary depending on numerous factors which generally influence the price of securities, nor constitute a recommendation to shareholders of the Company with respect to the advisability of disposing or retaining such common stocks of Boeing or New Rockwell. With your consent, we have assumed that the Transactions will be treated as tax-free to both the Company and the shareholders of the Company.

     In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have, with your consent, relied on its being complete and accurate in all material respects. In addition, we have not made any evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of A&D, the Company or Boeing, nor have we been furnished with any such evaluation or appraisal. We have not been requested to, nor have we, solicited third party offers for the acquisition of all or any portion of A&D. With respect to the financial projections referred to above, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and A&D's managements as to the future financial performance of A&D. Further, our opinion is based on economic, monetary and market conditions existing on the date hereof. Our opinion is also based on the fact that the Distribution will be on a pro rata basis to the shareholders of the Company.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be received by the shareholders of the Company in the Transactions is fair to such shareholders from a financial point of view.

                                          Very Truly Yours,

                                          /s/  DILLON, READ & CO. INC.

                                          Dillon, Read & Co. Inc.

                                                                    APPENDIX III

--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                           DATED AS OF JULY 31, 1996,

                                     AMONG

                      ROCKWELL INTERNATIONAL CORPORATION,

                               THE BOEING COMPANY

                                      AND

                                BOEING NA, INC.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                          AGREEMENT AND PLAN OF MERGER

                                                                                          PAGE
                                                                                          ----
         ARTICLE I
         THE MERGER
   1.1.  The Merger.....................................................................    1
   1.2.  Effective Time.................................................................    2
   1.3.  Closing........................................................................    2
   1.4.  Certificate of Incorporation of the Surviving Corporation......................    2
   1.5.  By-laws of the Surviving Corporation...........................................    2
   1.6.  Directors......................................................................    2
   1.7.  Officers.......................................................................    2
         ARTICLE II
         MERGER CONSIDERATION; CONVERSION
         OR CANCELLATION OF SHARES IN THE MERGER
   2.1.  Merger Consideration; Conversion or Cancellation of Shares.....................    2
   2.2.  Exchange of Certificates.......................................................    4
         ARTICLE III
         CERTAIN PRE-MERGER TRANSACTIONS
   3.1.  Consent Solicitation...........................................................    6
   3.2.  Ancillary Agreements...........................................................    6
   3.3.  Contribution of Assets and Assumption of Liabilities...........................    6
   3.4.  Distribution...................................................................    6
   3.5.  Conversion of Class A Common Stock.............................................    7
         ARTICLE IV
         REPRESENTATIONS AND WARRANTIES
   4.1.  Representations and Warranties of the Company..................................    7
   4.2.  Representations and Warranties of Acquiror and Sub.............................   19
         ARTICLE V
         COVENANTS
   5.1.  Covenants of the Company.......................................................   22
   5.2.  Covenant of Acquiror...........................................................   24
   5.3.  Tax-Free Contribution, Distribution and Merger.................................   25
   5.4.  Other Actions; Notification of Certain Matters.................................   25
   5.5.  Acquisition Proposals; Board Recommendation....................................   25
   5.6.  Tax Representation Letters.....................................................   26
   5.7.  Filings; Other Actions.........................................................   27
   5.8.  Accountants' Letters...........................................................   28
   5.9.  Access.........................................................................   28
  5.10.  Distribution Agreement.........................................................   29
  5.11.  Publicity......................................................................   29
  5.12.  Benefits.......................................................................   29
  5.13.  Expenses.......................................................................   30
  5.14.  Takeover Statutes..............................................................   30

                                      III-i

                                                                                          PAGE
                                                                                          ----
  5.15.  Securities Act Compliance......................................................   31
  5.16.  Stock Exchange Listing.........................................................   31
  5.17.  Indebtedness...................................................................   31
  5.18.  Short-Term Debt................................................................   31
         ARTICLE VI
         CONDITIONS
   6.1.  Conditions to Each Party's Obligation to Effect the Merger.....................   31
   6.2.  Conditions to Obligation of the Company........................................   32
   6.3.  Conditions to Obligations of Acquiror and Sub..................................   33
         ARTICLE VII
         TERMINATION
   7.1.  Termination by Mutual Consent..................................................   34
   7.2.  Termination by Either the Company or Acquiror..................................   34
   7.3.  Termination by the Company.....................................................   34
   7.4.  Termination by Acquiror........................................................   34
   7.5.  Effect of Termination and Abandonment..........................................   35
         ARTICLE VIII
         MISCELLANEOUS AND GENERAL
   8.1.  Survival.......................................................................   35
   8.2.  Modification or Amendment......................................................   35
   8.3.  Waiver; Remedies...............................................................   35
   8.4.  Counterparts...................................................................   35
   8.5.  Governing Law..................................................................   35
   8.6.  Notices........................................................................   35
   8.7.  Entire Agreement...............................................................   36
   8.8.  Certain Obligations............................................................   37
   8.9.  Assignment.....................................................................   37
  8.10.  Definition of "Subsidiary".....................................................   37
  8.11.  Captions.......................................................................   37
  8.12.  Specific Performance...........................................................   37
  8.13.  Severability...................................................................   37
  8.14.  No Third Party Beneficiaries...................................................   37
  8.15.  Annexes and Schedules..........................................................   37
  8.16.  No Representations or Warranties...............................................   37
  8.17.  Consent to Jurisdiction........................................................   38
  8.18.  Definition of "Knowledge"......................................................   38

                                     III-ii

     AGREEMENT AND PLAN OF MERGER dated as of July 31, 1996 (this "Agreement"), among ROCKWELL INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), THE BOEING COMPANY, a Delaware corporation ("Acquiror") and BOEING NA, INC., a Delaware corporation and a wholly-owned subsidiary of Acquiror ("Sub").

                             W I T N E S S E T H :

     WHEREAS, the Board of Directors of the Company has approved an agreement and plan of distribution substantially in the form of Annex A attached hereto (the "Distribution Agreement"), which will be entered into prior to the Effective Time (as defined in Section 1.2), pursuant to which and subject to the terms of which (a) all the assets of the Company, other than the Retained Assets (as defined in the Distribution Agreement), will be contributed by the Company to a wholly-owned Subsidiary (as defined in Section 8.10) of the Company to be formed by the Company (such wholly-owned Subsidiary of the Company is referred to herein as "Newco") and/or to one or more of the Operating Subsidiaries (as defined in Section 3.2), (b) all the liabilities of the Company, other than the Retained Liabilities (as defined in the Distribution Agreement), will be assumed by Newco and/or by one or more of the Operating Subsidiaries and (c) all of the issued and outstanding shares of Common Stock, par value $1.00 per share, of Newco ("Newco Common Stock") and Class A Common Stock, par value $1.00 per share, of Newco ("Newco Class A Common Stock"), in each case with the associated Rights (as defined in the Distribution Agreement), will be distributed to the holders of shares of Common Stock, par value $1.00 per share, of the Company ("Company Common Stock") and Class A Common Stock, par value $1.00 per share, of the Company ("Company Class A Common Stock"), respectively, on a share-for-share basis (the "Distribution");

     WHEREAS, immediately following the Time of Distribution (as defined in the Distribution Agreement) and immediately prior to the Effective Time, all issued and outstanding shares of Company Class A Common Stock will be mandatorily converted on a share-for-share basis into shares of Company Common Stock (the "Conversion");

     WHEREAS, the respective Boards of Directors of the Company, Acquiror and Sub have determined that, following the Contribution (as defined in Section 3.3) and the Distribution, the merger of Sub with and into the Company (the "Merger"), with the Company as the surviving corporation, would be in the best interests of their respective corporations and stockholders; and

     WHEREAS, it is the intention of the parties to this Agreement that for Federal income tax purposes (a) the Contribution and the Distribution shall qualify as transactions described in Sections 351 and 355 of the Internal Revenue Code of 1986, as amended (the "Code") and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code and (b) the Merger shall qualify as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code;

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

     1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Sub will be merged with and into the Company and the separate corporate existence of Sub will thereupon cease. The Company, as the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"), will continue to be governed by the laws of the State of Delaware. The Merger will have the effects specified in the Delaware General Corporation Law (the "DGCL"). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, powers, franchises, debts, liabilities, obligations and duties of the Company will continue in the Surviving Corporation unaffected by the Merger.

                                      III-1

     1.2. Effective Time. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article VI, the parties will file a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and will make all other filings or recordings required under the DGCL to consummate the Merger. The Merger will become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such other time as the parties hereto may agree and as may be specified in the Certificate of Merger in accordance with applicable law. The date and time when the Merger becomes effective is herein referred to as the "Effective Time".

     1.3. Closing.  The closing of the Merger (the "Closing") will take place
(i) at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York, at 9:30 A.M. on the first business day on which all the conditions set forth in Article VI (other than those that are waived by the party or parties for whose benefit such conditions exist) are fulfilled or (ii) at such other place, date and/or time as the parties hereto may agree. The date upon which the Closing occurs is herein referred to as the "Closing Date".

     1.4. Certificate of Incorporation of the Surviving Corporation. At the Effective Time, in accordance with the DGCL, the Restated Certificate of Incorporation of the Company (the "Company Charter"), as in effect immediately prior to the Effective Time, will be amended to change the name of the Company to "Boeing North American, Inc." and, as so amended, will be the certificate of incorporation of the Surviving Corporation (the "Surviving Corporation's Certificate of Incorporation") until amended in accordance with the terms thereof and applicable law.

     1.5. By-laws of the Surviving Corporation. The by-laws of the Company (the "Company By-laws"), as in effect at the Effective Time, will be the by-laws of the Surviving Corporation until amended in accordance with the terms thereof, the Surviving Corporation's Certificate of Incorporation and applicable law.

     1.6. Directors. The directors of Sub at the Effective Time will be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     1.7. Officers. The officers of Sub at the Effective Time will be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                   ARTICLE II

                        MERGER CONSIDERATION; CONVERSION
                    OR CANCELLATION OF SHARES IN THE MERGER

     2.1. Merger Consideration; Conversion or Cancellation of Shares.

     (a) At the Effective Time, by virtue of the Merger and without any further action on the part of the holders of any shares of capital stock of the Company or any shares of capital stock of Sub:

          (i) Each share of Company Common Stock (A) issued and outstanding immediately prior to the Effective Time and (1) owned by Acquiror or any of its wholly-owned Subsidiaries (but not by any employee benefit plan of Acquiror or any of its Subsidiaries) or (2) owned by any Subsidiary of the Company (but not by any employee benefit plan of the Company or any of its Subsidiaries) or (B) held in the treasury of the Company immediately prior to the Effective Time will cease to be outstanding, will be canceled and retired without payment of any consideration therefor and will cease to exist.

          (ii) Subject to Section 2.2(c), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.1(a)(i)) will be converted into the right to receive that number (the "Per Share Merger Consideration") of duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $5.00 per share, of Acquiror ("Acquiror Common Stock"), including associated rights to purchase Series A Junior Participating Preferred Stock of Acquiror, equal to the quotient, rounded to the nearest thousandth, or if there shall not be a nearest thousandth, the next higher thousandth, of (x) the

                                      III-2
     quotient of (A) $859,832,000 divided by (B) the number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (after giving effect to the Conversion) (other than shares to be canceled in accordance with Section 2.1 (a)(i)), divided by (y) the Market Price (as defined below) of Acquiror Common Stock on the date of the Company Meeting (as defined in Section 4.1(f)(iii)). The "Market Price" of Acquiror Common Stock on any date means the average of the daily closing prices per share of Acquiror Common Stock as reported on the New York Stock Exchange ("NYSE") Composite Transactions reporting system (as published in The Wall Street Journal or, if not published therein, in another authoritative source mutually selected by the Company and Acquiror) for the 20 consecutive full NYSE trading days (the "Averaging Period") immediately preceding the second full NYSE trading day prior to such date; provided that (A) if the Board of Directors of Acquiror declares a dividend on the outstanding shares of Acquiror Common Stock having a record date after the Effective Time but an ex-dividend date (based on "regular way" trading on the NYSE of shares of Acquiror Common Stock, (the "Ex-Date")) that occurs during the Averaging Period, then for purposes of computing the Market Price, the closing price on the Ex-Date and any trading day in the Averaging Period after the Ex-Date will be adjusted by adding thereto the amount of such dividend and (B) if the Board of Directors of Acquiror declares a dividend on the outstanding shares of Acquiror Common Stock having a record date before the Effective Time and an Ex-Date that occurs during the Averaging Period, then for purposes of computing the Market Price, the closing price on any trading day before the Ex-Date will be adjusted by subtracting therefrom the amount of such dividend. Notwithstanding anything to the contrary contained herein, in the event that the Market Price of Acquiror Common Stock on the date of the Company Meeting is less than $74.23 (the "Minimum Price"), then solely for the purposes of calculating the Per Share Merger Consideration, the Market Price of Acquiror Common Stock on the date of the Company Meeting will be deemed to be the Minimum Price, and in the event that the Market Price of Acquiror Common Stock on the date of the Company Meeting is greater than $100.42 (the "Maximum Price"), then solely for the purposes of calculating the Per Share Merger Consideration, the Market Price of Acquiror Common Stock on the date of the Company Meeting will be deemed to be the Maximum Price. If prior to the Effective Time, the Board of Directors of Acquiror declares a stock split, stock combination, stock dividend or other non-cash distribution or extraordinary cash dividend on the outstanding shares of Acquiror Common Stock, or Acquiror issues or sells (i) shares of Acquiror Common Stock at a price per share that is lower at the date of such issuance or sale than the closing price per share of Acquiror Common Stock as reported on the NYSE Composite Transactions reporting system (as published as aforesaid) on the full NYSE trading day immediately preceding such issue or sale date (other than pursuant to any bona fide underwritten public offering or offering pursuant to Rule 144A) or (ii) rights, options or warrants for, or securities convertible or exchangeable into or exercisable for, shares of Acquiror Common Stock, entitling the holders thereof to subscribe for or purchase shares of Acquiror Common Stock at a price per share that, together with the consideration paid to Acquiror upon the issuance or sale of such securities, is lower at the record date for such issuance than the closing price per share of Acquiror Common Stock as reported on the NYSE Composite Transactions reporting system (as published as aforesaid) on the full NYSE trading day immediately preceding such record date (other than pursuant to any existing employee benefit plan or arrangement (including any Acquiror Option Plan (as defined in Section 4.2(d))), then the Minimum Price, Maximum Price and the Market Price will be appropriately adjusted to reflect such split, combination, dividend, issuance, sale or other distribution.

          (iii) All shares of Company Common Stock referred to in Section 2.1(a)(ii) will cease to be outstanding, will be canceled and retired and will cease to exist, and each holder of a certificate (an "Old Certificate") formerly representing such shares will thereafter cease to have any rights with respect to such shares, except the right to receive, without interest, upon exchange of such Old Certificate in accordance with
     Section 2.2, the shares of Acquiror Common Stock and any payment to which such holder is entitled pursuant to this Article II.

          (b) At the Effective Time, by virtue of the Merger, each issued and outstanding share of capital stock of Sub will be converted into and become one fully paid and nonassessable share of Common Stock, par value $1.00 per share, of the Surviving Corporation.

                                      III-3

     2.2. Exchange of Certificates.

     (a) Appointment of Exchange Agent. As of the Effective Time, Acquiror will deposit with Mellon Bank, N.A., c/o Chase Mellon Shareholder Services, or another bank or trust company appointed by Acquiror with the Company's prior approval (the "Exchange Agent"), for the benefit of the holders of Old Certificates, for exchange in accordance with this Article II, certificates ("New Certificates") representing Acquiror Common Stock in amounts sufficient to allow the Exchange Agent to make all deliveries of New Certificates that may be required in exchange for Old Certificates pursuant to this Article II. Acquiror will provide to the Exchange Agent on a timely basis funds necessary to pay any cash payable in lieu of fractional shares of Acquiror Common Stock pursuant to
Section 2.2(c) and funds and other property necessary to pay or make any dividends or distributions with respect to shares of Acquiror Common Stock pursuant to Section 2.2(d).

     (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, Acquiror will cause the Exchange Agent to mail or deliver to each person who was, at the Effective Time, a holder of record of an Old Certificate a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Old Certificates will pass, only upon delivery of the Old Certificates to the Exchange Agent and will be in such form and contain such other provisions as Acquiror and Newco may reasonably specify) containing instructions for use in effecting the surrender of Old Certificates in exchange for New Certificates and payments pursuant to this
Article II. Upon surrender to the Exchange Agent of an Old Certificate for cancellation together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Old Certificate will be entitled to receive in exchange therefor a New Certificate representing that number of whole shares of Acquiror Common Stock which such holder has the right to receive pursuant to the provisions of this Article II, a check in the amount of any cash which such holder has the right to receive pursuant to this Article II for cash in lieu of fractional shares of Acquiror Common Stock pursuant to Section 2.2(c) and any cash dividends with respect to Acquiror Common Stock pursuant to Section 2.2(d) and any other dividends or distributions with respect to Acquiror Common Stock pursuant to Section 2.2(d), and the Old Certificate so surrendered will forthwith be canceled. No interest will be paid or will accrue on the amount payable upon surrender of Old Certificates. Until surrendered as contemplated by this Section 2.2, each Old Certificate will be deemed at any time after the Effective Time to represent only the right to receive, upon surrender of such Old Certificate, the New Certificate, cash in lieu of fractional shares of Acquiror Common Stock and any dividends or distributions with respect to shares of Acquiror Common Stock as contemplated by this Section 2.2. In the event of a transfer of ownership of Company Common Stock that is not registered on the transfer records of the Company, New Certificates representing the proper number of shares of Acquiror Common Stock and any cash in lieu of fractional shares and any dividends or distributions as aforesaid may be issued to a person other than the person in whose name the Old Certificate so surrendered is registered, if such Old Certificate is properly endorsed or otherwise in proper form for transfer and the person requesting such issuance pays any transfer or other taxes required by reason of the issuance of shares of Acquiror Common Stock and any cash in lieu of fractional shares and any dividends or distributions as aforesaid to a person other than the registered holder of such Old Certificate or establish to the satisfaction of Acquiror that such tax has been paid or is not applicable. Six months after the Effective Time, Acquiror will be entitled to cause the Exchange Agent to deliver to it any New Certificates, cash or other property (including any interest thereon) deposited with the Exchange Agent that is unclaimed by the former holders of Company Common Stock. Any such former holders of Company Common Stock who have not theretofore exchanged their Old Certificates for New Certificates and cash and other property pursuant to this Article II will thereafter be entitled to look exclusively to Acquiror and only as general creditors thereof for the Acquiror Common Stock and cash and other property to which they become entitled upon exchange of their Old Certificates pursuant to this Article II (including cash in lieu of fractional shares of Acquiror Common Stock pursuant to Section 2.2(c) and any dividends or distributions with respect to Acquiror Common Stock pursuant to Section 2.2(d)). Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto will be liable to any former holder of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. Acquiror will pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of New Certificates and cash for Old Certificates as contemplated hereby.

                                      III-4

     (c) Fractional Shares. Notwithstanding Section 2.1 or any other provision of this Section 2.2, no fractional shares of Acquiror Common Stock will be issued hereunder and any holder of Company Common Stock entitled hereunder to receive a fraction of a share of Acquiror Common Stock but for this Section 2.2(c) will be entitled hereunder to receive a cash payment in lieu thereof, without interest, in an amount, less the amount of any withholding taxes which may be required thereon, equal to the product of (i) the fraction of a share to which such holder would otherwise have been entitled multiplied by (ii) the Market Price of Acquiror Common Stock on the date of the Company Meeting determined in accordance with Section 2.1(a)(ii), but without regard for the Minimum Price or the Maximum Price. For purposes of paying such cash in lieu of fractional shares, all Old Certificates representing shares of Company Common Stock surrendered for exchange by a Company stockholder on the same letter of transmittal shall be aggregated, and no such Company stockholder will receive cash in lieu of fractional shares in an amount equal to or greater than the value of one full share of Acquiror Common Stock with respect to such Old Certificates surrendered.

     (d) Distributions with Respect to Unexchanged Shares. Notwithstanding any other provisions of this Agreement, after the Effective Time no dividends or other distributions with respect to Acquiror Common Stock with a record date after the Effective Time will be paid to any person holding an Old Certificate until such Old Certificate is surrendered for exchange as provided herein. Subject to the effect of applicable laws, following surrender of any such Old Certificate by any holder thereof, there will be paid to the holder of the New Certificate issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the Acquiror Common Stock represented thereby, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the time of such surrender and a payment date subsequent to the time of such surrender payable with respect to the Acquiror Common Stock represented thereby, less the amount of any withholding taxes which may be required thereon.

     (e) No Further Ownership Rights in Company Common Stock. All shares of Acquiror Common Stock issued upon the surrender for exchange of Old Certificates in accordance with the terms of this Article II, any cash in lieu of fractional shares of Acquiror Common Stock paid pursuant to Section 2.2(c) or any dividend or distribution paid or made with respect to Acquiror Common Stock pursuant to
Section 2.2(d) will be deemed to have been issued, paid and made in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Old Certificates, and there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Old Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they will be canceled and exchanged as provided in this Article II.

     (f) No Liability. In the event that any Old Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Old Certificate, the Surviving Corporation will, in exchange for such lost, stolen or destroyed Old Certificate, issue or cause to be issued the number of shares of Acquiror Common Stock and pay or cause to be paid the amounts deliverable in respect thereof pursuant to this Article II.

     (g) Withholding Rights. The Surviving Corporation will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax (as defined in the Tax Allocation Agreement (as defined in Section 3.2)) law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of Company Common Stock in respect of which such deduction and withholding was made.

                                      III-5

     (h) Transfer Taxes. Acquiror will pay or cause to be paid any Transfer Taxes (as defined in the Tax Allocation Agreement) (other than Transfer Taxes imposed solely on stockholders) imposed in connection with or as a result of the Merger; provided that Newco will reimburse Acquiror for one-half of such amount promptly after demand therefor, except to the extent that the Company has made such reimbursement prior to the Effective Time.

                                  ARTICLE III

                        CERTAIN PRE-MERGER TRANSACTIONS

     The following transactions shall occur prior to the Effective Time:

     3.1. Consent Solicitation. The Company and Acquiror will use their reasonable best efforts (which may include the payment of consent solicitation fees which shall be the sole responsibility, and in such amounts as are determined in the sole discretion, of Acquiror) to consummate, on or prior to the date of the Company Meeting, a consent solicitation or solicitations (collectively, the "Consent Solicitation") and pursuant thereto to obtain from the holders of each series of outstanding notes of the Company (the "Old Company Notes") issued pursuant to that certain Indenture dated as of October 1, 1982 between the Company and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of February 27, 1987 between the Company and the Trustee (such Indenture and First Supplemental Indenture are hereinafter collectively referred to as the "Indenture"), consents to the waiver or amendment of certain covenants in the Indenture (including, without limitation, Sections 8.01 and 7.04 thereof). Subject to the foregoing, Acquiror will manage and control all aspects of the Consent Solicitation, including decisions as to the timing, sequence and terms of the solicitation and the nature, form, amount and allocation of solicitation fees (if any) to be paid. However, Acquiror will keep the Company apprised on a regular basis of all significant developments relating to the Consent Solicitation and will consult with the Company prior to taking any significant actions or making any significant decisions in connection therewith.

     Acquiror will use its reasonable best efforts to register under the Securities Act of 1933, as amended (the "Securities Act"), and make applicable to each outstanding Old Company Note, effective as of the Effective Time, a full and unconditional guarantee by Acquiror of the Company's obligations under the Old Company Notes in form and substance reasonably satisfactory to the Company and Acquiror (the "Guarantee").

     3.2. Ancillary Agreements. Prior to the Distribution, the Company will (a) execute and deliver the Distribution Agreement, a tax allocation agreement substantially in the form of Annex B attached hereto (the "Tax Allocation Agreement") and a post-closing covenants agreement substantially in the form of Annex C attached hereto (the "Post-Closing Covenants Agreement"), (b) cause Newco to execute and deliver the Distribution Agreement, the Tax Allocation Agreement and the Post-Closing Covenants Agreement and (c) cause each of Allen-Bradley Company, Inc., Rockwell Collins, Inc., Rockwell Semiconductor Systems, Inc., Rockwell Light Vehicle Systems, Inc., Rockwell Heavy Vehicle Systems, Inc. and (if the Graphics Sale, as defined in the Distribution Agreement, has not been consummated) Rockwell Graphic Systems, Inc. (collectively, the "Operating Subsidiaries") to execute and deliver the Distribution Agreement. Prior to the Distribution, Acquiror will execute and deliver the Tax Allocation Agreement and the Post-Closing Covenants Agreement and Sub will execute and deliver the Post-Closing Covenants Agreement.

     3.3. Contribution of Assets and Assumption of Liabilities. Immediately prior to the Distribution and pursuant to the terms of the Distribution Agreement, the Company, Newco and the Operating Subsidiaries will consummate the contribution of assets and assumption of liabilities contemplated by Article II of the Distribution Agreement. For the purposes of this Agreement, (i) the "Contribution" means the contribution of certain assets and the assumption of certain liabilities contemplated by Article II of the Distribution Agreement and
(ii) the "Retained Business" means the Retained Assets and the Retained Liabilities.

     3.4. Distribution. Prior to the Effective Time, and pursuant to the terms of Article III of the Distribution Agreement, the Company will cause Newco to be recapitalized and effect the Distribution.

                                      III-6

     3.5. Conversion of Class A Common Stock. Effective immediately following the Time of Distribution and immediately prior to the Effective Time and pursuant to Section 3.2(iv) under the heading "Common Stock and Class A Common Stock" contained in Article Fourth of the Company Charter, the Board of Directors of the Company will effect the Conversion. From and after the Conversion, there will be no transfers on the stock transfer books of the Company of the shares of Company Class A Common Stock which were issued and outstanding immediately prior to the Conversion.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1. Representations and Warranties of the Company. Except as set forth in the Disclosure Schedule (the "Company Disclosure Schedule") delivered by the Company to Acquiror simultaneously with the execution and delivery of this Agreement, the Company hereby represents and warrants to Acquiror as follows:

          (a) Corporate Organization. As used in this Agreement, (i) any reference to the Company and its Subsidiaries means the Company and each of its Subsidiaries, (ii) any reference to the "Retained Company" and its Subsidiaries or the Surviving Corporation and its Subsidiaries or the "Retained Companies" means the Company (solely with respect to the Retained Business) and those of its direct and indirect Subsidiaries included in the Retained Business, (iii) any reference to the "Retained Subsidiaries" means the direct and indirect Subsidiaries of the Company included in the Retained Business, (iv) any reference to Newco and its Subsidiaries or the "Newco Companies" means Newco immediately after the Time of Distribution and those entities that immediately after the Time of Distribution will be direct or indirect Subsidiaries of Newco and (v) any reference to Subsidiaries of Newco means those entities that immediately after the Time of Distribution will be direct or indirect Subsidiaries of Newco. As used in this Agreement, any reference to any state of facts, event, change or effect having a "Material Adverse Effect" on or with respect to an entity (or group of entities taken as a whole) means such state of facts, event, change or effect has had, or would reasonably be expected to have, a material adverse effect on the business, properties, results of operations or financial condition of such entity (or, if with respect thereto, of such group of entities taken as a whole), or on the ability of such entity (or group of entities) to consummate the transactions contemplated hereby, including the Contribution, the Distribution and the Merger, or to perform its obligations under this Agreement, the Distribution Agreement, the Post-Closing Covenants Agreement and the Tax Allocation Agreement (collectively, the "Reorganization Agreements") to which it is or will be a party. The Company is, and Newco will be, a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Retained Subsidiary is, and each Operating Subsidiary is or will be, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth in the Company Disclosure Schedule. Each of the Retained Companies is, and Newco and each Operating Subsidiary is or will be, duly qualified and in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it require such qualification, except for any such failure so to qualify or be in good standing which, individually or in the aggregate, would not have a Material Adverse Effect on the Retained Companies, taken as a whole, or a material adverse effect on the ability of the Newco Companies to consummate the transactions contemplated by, or to satisfy their obligations under, the Reorganization Agreements. Each of the Retained Companies has, and Newco and each Operating Subsidiary has or will have, the requisite corporate power and authority to carry on its businesses as they are now being or will be (immediately after the Time of Contribution) conducted. The Company has heretofore made available to Acquiror complete and correct copies of the Company Charter and the Company By-laws and the certificate of incorporation and by-laws, or the comparable organizational documents, of each of the Retained Subsidiaries, each as amended to date and currently in full force and effect.

          (b) Corporate Authority. The Company has, and each of Newco and the Operating Subsidiaries will have, the requisite corporate power and authority to execute, deliver and perform each Reorganiza-

                                      III-7
     tion Agreement to which it is or will be a party and to consummate the transactions contemplated thereby (other than, with respect to the Merger, the approval and adoption of this Agreement by the affirmative vote of the holders of Company Common Stock and Company Class A Common Stock, voting together as a class, entitled to cast at least a majority of the total number of votes entitled to be cast, formal declaration of the Distribution by the Company's Board of Directors and approval of the Contribution and the Distribution by the affirmative vote of the holders of Company Common Stock and Company Class A Common Stock, voting together as a class, entitled to cast at least a majority of the total number of votes entitled to be cast). The execution, delivery and performance of each Reorganization Agreement by the Company and the consummation by the Company of the Contribution, the Distribution and the Merger and of the other transactions contemplated thereby have been duly authorized by the Company's Board of Directors, and no other corporate proceedings on the part of the Company are necessary to authorize any Reorganization Agreement or for the Company to consummate the transactions so contemplated (other than, with respect to the Merger, the approval and adoption of this Agreement by the affirmative vote of the holders of Company Common Stock and Company Class A Common Stock, voting together as a class, entitled to cast at least a majority of the total number of votes entitled to be cast, formal declaration of the Distribution by the Company's Board of Directors and approval of the Contribution and the Distribution by the affirmative vote of the holders of Company Common Stock and Company Class A Common Stock, voting together as a class, entitled to cast at least a majority of the total number of votes entitled to be cast). The execution, delivery and performance by each of Newco and the Operating Subsidiaries of each Reorganization Agreement to which it will be a party and the consummation by it of the transactions contemplated thereby will be duly authorized by such entity's Board of Directors and its stockholder, if required, and no other corporate proceedings on the part of such entity will be necessary to authorize any Reorganization Agreement to which it will be a party or for it to consummate the transactions so contemplated. Each Reorganization Agreement to which the Company, Newco or any of the Operating Subsidiaries is or will be a party is, or when executed and delivered will be, a valid and binding agreement of such party, enforceable against such party in accordance with the terms thereof. At least two-thirds of the Continuing Directors (as defined in Section 3.H. of Article Fifteenth of the Company Charter) of the Company have approved the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and the execution, delivery and performance by the Company, Newco and the Operating Subsidiaries of the other Reorganization Agreements to which they will be parties and the consummation of the transactions contemplated thereby, and such approval is sufficient to render inapplicable to the Merger and the other transactions contemplated by the Reorganization Agreements the provisions of Section 1 of Article Fifteenth of the Company Charter.

          (c) No Violations; Consents and Approvals. (i) None of the execution, delivery or performance by the Company, Newco and the Operating Subsidiaries of each Reorganization Agreement to which any of them is or will be a party or the consummation by the Company, Newco and the Operating Subsidiaries of the transactions contemplated thereby (A) will conflict with, or result in a violation or breach of, the Company Charter or the Company By-laws or the certificate of incorporation or by-laws, or comparable organizational documents, of Newco or any Operating Subsidiary or (B) will conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any material obligation under, or result in the creation of any adverse claim, restriction on voting or transfer or pledge, lien, charge, encumbrance or security interest of any kind (a "Lien") upon any of the properties or assets of the Company or Newco or any Subsidiary of either under, (1) any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract, agreement, obligation, understanding, commitment or other arrangement (a "Contract") or of any license, franchise, permit, concession, certificate of authority, order, approval, application or registration from, of or with a Governmental Entity (as defined below) (a "Permit") to which the Company or any of its Subsidiaries is a party or by which any of their properties or assets may be bound or (2) subject to the governmental filings and other matters referred to in clause (ii) below, any judgment, order, decree, statute, law, regulation or rule applicable to the Company or any of its Subsidiaries, except, in the case of clause (B), for conflicts,

                                      III-8
     violations, breaches, defaults, rights or Liens that would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole, or a material adverse effect on the ability of the Newco Companies to consummate the transactions contemplated by, or to satisfy their obligations under, the Reorganization Agreements.

          (ii) Except for consents, approvals, orders, authorizations, registrations, declarations or filings as may be required under, and other applicable requirements of, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), filings under state securities or "blue sky" laws and the filing of the Certificate of Merger (collectively, the "Regulatory Filings") and other consents, approvals, orders, authorizations, registrations, declarations, filings and agreements expressly provided for in the Reorganization Agreements, no consent, approval, order or authorization of, or registration, declaration or filing with, any government or any court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, Federal, state, local or foreign (a "Governmental Entity"), is required with respect to the Company, Newco or any Subsidiary of either, in connection with the execution, delivery or performance by the Company, Newco and the Operating Subsidiaries of each Reorganization Agreement to which any of them is or will be a party or the consummation by the Company, Newco and the Operating Subsidiaries of the transactions contemplated thereby (except where the failure to obtain such consents, approvals, orders or authorizations, or to make such registrations, declarations, filings or agreements would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole, or a material adverse effect on the ability of the Newco Companies to consummate the transactions contemplated by, or to satisfy their obligations under, the Reorganization Agreements).

          (d) Capital Stock. The authorized capital stock of the Company consists of (i) 600,000,000 shares of Company Common Stock and 200,000,000 shares of Company Class A Common Stock, of which an aggregate of 218,455,290 shares of Company Common Stock and Company Class A Common Stock were issued and outstanding as of the close of business on July 25, 1996, and (ii) 12,000,000 shares of preferred stock, without par value ("Company Preferred Stock"), of which none are issued and outstanding or reserved for issuance. As of the close of business on July 25, 1996, there were outstanding under the Company's 1979 Stock Plan for Key Employees, the Company's Directors Stock Plan, the Company's 1995 Long-Term Incentives Plan and the Company's 1988 Long-Term Incentives Plan (collectively, the "Company Stock Plans") options to acquire an aggregate of 10,834,113 shares of Company Common Stock and 180,890 shares of Company Class A Common Stock (subject to adjustment on the terms set forth in the Company Stock Plans). As of the close of business on July 25, 1996, the Company had no shares of Company Common Stock or Company Class A Common Stock reserved for issuance, other than (i) shares of Company Common Stock reserved for issuance upon conversion of Company Class A Common Stock and (ii) shares of Company Common Stock and Company Class A Common Stock reserved for issuance pursuant to the Company Stock Plans. All of the outstanding shares of Company Common Stock and Company Class A Common Stock have been, and all shares of Company Common Stock and Company Class A Common Stock which may be issued pursuant to the terms of any options, securities or plans referred to above will be, when issued, duly authorized and validly issued, and are or will be, when issued, fully paid and nonassessable. Immediately after the Time of Distribution and immediately prior to the Effective Time, the Conversion shall have been consummated and, as a result thereof, as of the Effective Time no shares of Company Class A Common Stock will be outstanding and no shares of Company Class A Common Stock will be issuable pursuant to the terms of any options, securities or plans referred to above or reserved for issuance. The Company has outstanding no bonds, debentures, notes or other obligations or securities (other than the Company Common Stock and Company Class A Common Stock) the holders of which have the right to vote (or are convertible or exchangeable into or exercisable for securities having the right to vote other than Company Common Stock or Company Class A Common Stock) with the stockholders of the Company on any matter. Except as set forth above, as of the date of this Agreement, there are no securities convertible into or exchangeable for, or options, warrants, calls, subscriptions, rights or Contracts of any kind to which the Company or any of its Subsidiaries is a party or by which any of them

                                      III-9
     is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company or of any of the Retained Subsidiaries. There are no outstanding Contracts of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

        (e) Subsidiaries.

             (i) The Company Disclosure Schedule lists each Retained Subsidiary. Each of the outstanding shares of capital stock of each of the Retained Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and, except for an immaterial number of shares held by nominees of the Company and the Retained Subsidiaries, is owned, either directly or indirectly, by the Company free and clear of all Liens. There are no Contracts obligating the Company, or restricting the Company's rights, to transfer, sell or vote, the capital stock of the Retained Subsidiaries owned by it, directly or indirectly.

             (ii) As of the date hereof the Company does not, directly or indirectly, own any capital stock or other ownership interest in any corporation, partnership, joint venture or other entity included in the Retained Business (other than the Retained Subsidiaries listed on the Company Disclosure Schedule) that is material to the Retained Business or have any Contract relating to the issuance, sale or purchase of any ownership interest in any such entity (other than the Retained Subsidiaries listed on the Company Disclosure Schedule).

          (f) SEC Filings.

             (i) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") under the Securities Act and the Exchange Act since September 30, 1995 (the "Company SEC Documents"). As of its filing date, each Company SEC Document filed, as amended or supplemented, if applicable, (A) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder and (B) did not, at the time it was filed (and at the effective date thereof, in the case of a registration statement), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Company SEC Document has been revised or superseded by a later Filed Company SEC Document (as defined in Section 4.1(h)), none of the Company SEC Documents as of the date hereof contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (ii) The financial statements of the Company included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and have been prepared in accordance with United States generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto). Each of the consolidated balance sheets of the Company and its Subsidiaries included in or incorporated by reference into the Company SEC Documents (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Company and its Subsidiaries as of its date and each of the consolidated statements of income, cash flows and shareowners' equity of the Company and its Subsidiaries included in or incorporated by reference into the Company SEC Documents (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations, cash flows and retained earnings, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end adjustments), in each case in accordance with GAAP.

                                     III-10

             (iii) None of the information supplied or to be supplied by the Company or its representatives for inclusion or incorporation by reference in (A) the registration statement on Form S-4 to be filed with the SEC by Acquiror in connection with the issuance of shares of Acquiror Common Stock in the Merger (the "Acquiror Form S-4"), the registration statement on Form S-3 to be filed with the SEC by Acquiror in connection with the Guarantee (the "Form S-3") or the registration statement on Form S-4 to be filed with the SEC by Newco in connection with the distribution of shares of Newco Common Stock and Newco Class A Common Stock, in each case with the associated Rights, in the Distribution (the "Newco Form S-4" and, together with the Acquiror Form S-4 and the Form S-3, the "Registration Statements") will, at the time such Registration Statements are filed with the SEC, at any time they are amended or supplemented or at the time they become effective under the Securities Act and at the Effective Time, in the case of the Acquiror Form S-4 and the Form S-3, and at the time of the special meeting of holders of Company Common Stock and Company Class A Common Stock to be held in connection with the Merger, the Contribution and the Distribution (the "Company Meeting"), and at the Time of Distribution, in the case of the Newco Form S-4, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) the proxy statement-prospectus relating to the Company Meeting (the "Proxy Statement-Prospectus") will, at the date mailed to the Company's stockholders or at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (C) the consent statement (the "Consent Statement") relating to the Consent Solicitation will, at the date mailed to holders of Old Company Notes, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Newco Form S-4 will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder, and the Proxy Statement-Prospectus will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, except that no representation is made by the Company with respect to statements made therein based on information supplied by Acquiror or any of its Subsidiaries for inclusion in the Newco Form S-4 or the Proxy Statement-Prospectus, respectively, or with respect to information concerning Acquiror or any of its Subsidiaries incorporated by reference therein.

          (g) Retained Business Financial Statements. (i) Included in the Company Disclosure Schedule are (A) combined statements of assets and liabilities as of September 30, 1995 and 1994 (the "Audited Balance Sheets") and statements of combined income and combined cash flows for the years ended September 30, 1995, 1994 and 1993, in each case for the Retained Business (such financial statements, the "Retained Business Audited Financial Statements"), together with the report of the Company's independent accountants thereon, and (B) an unaudited combined statement of assets and liabilities as of, and unaudited statements of combined income and combined cash flows for the nine months ended, June 30, 1996 for the Retained Business (such financial statements, the "Retained Business Interim Financial Statements" and the statement of assets and liabilities as of June 30, 1996 included therein, the "June 30 Balance Sheet"). Each of the Audited Balance Sheets and the June 30 Balance Sheet (including any related notes and schedules) fairly presents in all material respects the combined financial position of the Retained Business as of its date, and each of the statements of combined income and combined cash flows included in the Retained Business Audited Financial Statements and the Retained Business Interim Financial Statements (including any related notes and schedules) fairly presents in all material respects the combined results of operations and combined cash flows, as the case may be, of the Retained Business for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end adjustments), in each case in accordance with GAAP. The Retained Business Audited Financial Statements and the Retained Business Interim Financial Statements may not necessarily be indicative of the financial position, results of operations or cash flows that would have existed if the Retained Business had operated as a stand-alone company. The Retained Companies do not have any

                                     III-11
     liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) with respect to any former or discontinued business (other than any liabilities or obligations that constitute Assumed Liabilities (as defined in the Distribution Agreement) and other than any liabilities or obligations arising from or relating to a Discontinued Business). As used herein, "Discontinued Business" means former or discontinued operations of the Aerospace Business, the Defense Business or the Additional Retained Facilities (i) that have not been sold, conveyed, assigned, transferred or otherwise divested, in whole or in part, by the Company or any of its Subsidiaries to any third party prior to the Time of Contribution, (ii) that do not relate to any operations described in the definition of "Special Liabilities" and (iii) either (a) for which the Company continues to provide marketing, product support, spare parts or other services as of the date of this Agreement or (b) that relate to, or constitute the predecessor of, a continuing operation or product line of the Aerospace Business, the Defense Business or the Additional Retained Facilities (it being understood, for example, that a discontinued product or product line or a completed contract would relate to, or constitute the predecessor of, or constitute a continuing operation or product line if a successor product or product line is currently being manufactured or sold by the Aerospace Business, the Defense Business or the Additional Retained Facilities) (all capitalized terms used in this definition and not defined having the meanings ascribed thereto in the Distribution Agreement).

          (ii) Except as provided below, the Retained Business includes all the Company's right, title and interest (including minority interests) in and to (a) all assets of the Company or any of its Subsidiaries that are used primarily in or that are being held primarily for use in or that are otherwise necessary for the operation, as presently conducted, of (i) the Aerospace Business and the Defense Business (as such terms are defined in the Distribution Agreement) of the Company, including, without limitation, in the Company's Autonetics and Missile Systems Division, the Company's North American Aircraft Division, the Company's North American Aircraft Modification Division, the Company's Rocketdyne Division, the Company's Space Systems Division and the Company's Airborne Laser Program, excluding the Communication Systems Division but including Collins International Service Company and Rockwell Australia Limited, and (ii) the Company's Seal Beach, California headquarters, the Company's Systems Development Center, the Company's Information Systems Center and the Company's Government Affairs, Marketing and International Offices located in Washington, D.C. (Arlington, VA) and related international and field offices listed in the Company Disclosure Schedule and (b) whether or not included within the assets set forth in clause (a) above, all assets (including, without limitation, capital stock and partnership interests) reflected on the June 30 Balance Sheet, as such assets may have been added to, sold in the ordinary course of business or otherwise changed since such date); provided, however, that the Retained Business will exclude cash or cash equivalents (except as otherwise provided in the Reorganization Agreements), the Contributed A&D Assets identified on the Schedules to the Distribution Agreement and the assets associated with the services to be provided by Newco pursuant to Schedule 3.4 to the Post-Closing Covenants Agreement and the assets associated with the headquarters functions described in the Retained Business Audited Financial Statements.

          (h) Absence of Certain Events and Changes. Except as disclosed in the Company SEC Documents filed with the SEC and publicly available prior to the date hereof (the "Filed Company SEC Documents") or as otherwise contemplated by the Reorganization Agreements, since September 30, 1995 to the date hereof the Company and its Subsidiaries have conducted the Retained Business in the ordinary course, consistent with past practices, and there have not been (i) any events, changes or developments which, individually or in the aggregate, would have a Material Adverse Effect on the Retained Companies, taken as a whole, or a material adverse effect on the ability of the Newco Companies to consummate the transactions contemplated by, or to satisfy their obligations under, the Reorganization Agreements, other than events, changes or developments relating to the economy in general or resulting from industry-wide developments affecting companies in similar businesses; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to the Company's capital stock (other than cash dividends) or any redemption, purchase or other acquisition of any of the Company's capital stock (other than, in each case, for cash), (iii) (x) any granting by the Company or any of its Subsidiaries to any officer of any Retained Company of any increase in compensation, except in the ordinary course of business (including, but not limited to, in connection with promotions) consistent

                                     III-12
     with past practice or as was required under employment agreements in effect as of September 30, 1995, (y) any granting by the Company or any of its Subsidiaries to any such officer of any increase in severance or termination pay, except as part of a standard employment package to any person promoted or hired (but not including the five most senior officers), or as was required under employment, severance or termination agreements in effect as of September 30, 1995, or (z) except in the ordinary course of business consistent with past practice, any entry by the Company or any of its Subsidiaries into any employment, consulting, severance, termination or indemnification agreement with any executive officer of any Retained Company.

          (i) Compliance with Applicable Laws. Except as disclosed in the Filed Company SEC Documents, the Company and its Subsidiaries are in compliance with all statutes, laws, regulations, rules, judgments, orders and decrees of all Governmental Entities applicable to them that relate to the Retained Business (including but not limited to the Truth-In-Negotiations-Act, the Procurement Integrity Act, the Foreign Corrupt Practices Act, the Cost Accounting Standards, the regulations and rules of applicable Governmental Entities governing foreign military sales, and any other statutes, laws, regulations, rules, judgments, orders and decrees incorporated expressly, by reference or by operation of law into, or otherwise applicable to, any Contract made with the United States of America (a "Government Contract")), except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole. Since September 30, 1995 to the date hereof, neither the Company nor any Retained Subsidiary has received any written notice of any administrative, civil or criminal investigation or audit (other than tax audits) by any Governmental Entity (including any qui tam action brought under the Civil False Claims Act alleging any irregularity, misstatement or omission arising under or relating to any Government Contract) relating to the Retained Business that, individually or in the aggregate, would have a Material Adverse Effect on the Retained Companies, taken as a whole. This
     Section 4.1(i) does not relate to employee benefits matters (for which Section 4.1(m) is applicable), environmental matters (for which Section 4.1(n) is applicable) or tax matters (for which Section 4.1(l) is applicable). Each of the Retained Companies has all Permits that are required in order to permit it to carry on its business as it is presently conducted, except where the failure to have such Permits would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole. All Permits are in full force and effect, and the Retained Companies are in compliance with the terms of the Permits, except where the failure to be in full force and effect or in compliance would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole.

          (j) Title to Assets.

             (i) Each of the Retained Companies has good title to its personal properties and assets reflected on the June 30 Balance Sheet, except for properties and assets disposed of in the ordinary course of business and except for such defects in title which, individually or in the aggregate, would not have a Material Adverse Effect on the Retained Companies, taken as a whole, in each case free and clear of any Liens except for Permitted Liens (as defined in clause (iii) below).

             (ii) Each Retained Company has (A) good and insurable title to its owned Retained Facilities and owned Additional Retained Facilities (as such terms are defined in the Distribution Agreement and as set forth on Schedules 2.1(b)(i)(A) and 2.1(b)(i)(B) thereto) and (B) valid and subsisting leasehold interests in its leased Retained Facilities and leased Additional Retained Facilities (as set forth on Schedules 2.1(b)(i)(A) and 2.1(b)(i)(B) to the Distribution Agreement), in each case, free and clear of any Liens, except for (1) Permitted Liens, (2) easements, covenants, rights-of-way, other matters of record and other matters subject to which the leases of Retained Facilities and Additional Retained Facilities are granted and (3) such state of facts as an accurate survey would show.

             (iii) "Permitted Liens" shall mean those Liens (A) referred to in the June 30 Balance Sheet or the notes thereto, (B) referred to in the Company Disclosure Schedule, (C) for Taxes not yet due or payable or being contested in good faith, (D) that constitute mechanics', carriers', workers' or like

                                     III-13
        liens or (E) that, individually or in the aggregate, would not have a Material Adverse Effect on the Retained Companies, taken as a whole.

          (k) Litigation. To the Company's knowledge, the Company Disclosure Schedule sets forth, as of the date hereof, (i) each suit, action or proceeding which seeks damages of more than $1,000,000 and (ii) each criminal investigation, in each case, pending against any of the Retained Companies by or before any Governmental Entity. Except as disclosed in the Filed Company SEC Documents, as of the date hereof there are no civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the knowledge of the Company, threatened, against any of the Retained Companies (including any relating to the suspension, debarment or similar preclusion of any Retained Company from doing business with a Governmental Entity) that, individually or in the aggregate, would have a Material Adverse Effect on the Retained Companies, taken as a whole. Except as disclosed in the Filed Company SEC Documents, as of the date hereof there are no outstanding judgments, orders, decrees, stipulations or awards against any of the Retained Companies or their respective properties or businesses that, individually or in the aggregate, would have a Material Adverse Effect on the Retained Companies, taken as a whole.

          (l) Taxes. (i) No material Liens for Taxes exist with respect to any of the assets or properties of any of the Retained Companies, except for statutory liens for Taxes not yet due or payable or that are being contested in good faith, (ii) all material Federal, state, local and foreign Tax Returns (as defined in the Tax Allocation Agreement) required to be filed by or on behalf of any of the Retained Companies, or any consolidated, combined, affiliated or unitary group of which any of the Retained Companies is or has ever been a member (together the "Company Affiliated Group"), have been timely filed or requests for extensions have been timely filed and any such extensions have been granted and have not expired, (iii) each such Tax Return was complete and correct in all material respects, (iv) all material Taxes with respect to taxable periods covered by such Tax Returns and all other material Taxes for which any of the Retained Companies is or might otherwise be liable (together "Relevant Taxes") have been paid in full, or reserves therefor have been established in accordance with generally accepted accounting principles on the balance sheets contained in the Filed Company SEC Documents, and on a basis consistent with past practice, (v) all Federal income Tax Returns filed by or on behalf of the Company Affiliated Group have been examined by and settled with the Internal Revenue Service (the "IRS"), or the statute of limitations with respect to the relevant Tax liability has expired, for all taxable periods through and including the period ended September 30, 1988,
     (vi) all material Taxes due with respect to any completed and settled audit, examination or deficiency litigation with any Taxing Authority (as defined in the Tax Allocation Agreement) have been paid in full, (vii) there is no audit, examination, deficiency, or refund litigation pending with respect to any material Relevant Taxes and no Taxing Authority has given written notice of the commencement of any audit, examination or deficiency litigation, with respect to any material Relevant Taxes, (viii) none of the Retained Companies is a party to a tax sharing agreement, (ix) none of the Retained Companies shall be required to include in a taxable period ending after the date on which the Effective Time occurs, a material amount of taxable income attributable to income that economically accrued in a prior taxable period as a result of Section 481 of the Code or any comparable provision of state or local Tax law, (x) (A) no person has made with respect to any of the Retained Companies, or with respect to any property held by any of the Retained Companies, any consent under Section 341 of the Code and (B) none of the Retained Companies is a party to any lease made pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect prior to the date of enactment of the Tax Equity and Fiscal Responsibility Act of 1982, (xi) there is no agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Relevant Taxes, (xii) neither the Company nor any of its Subsidiaries, nor any member of any controlled group (within the meaning of Section 993(a)(3) of the Code) that includes the Company or any of its Subsidiaries, nor any of their respective officers, directors, employees or independent contractors acting on their behalf, has in any tax year ended after September 30, 1986, participated in or cooperated with an international boycott (within the meaning of Section 999(b)(3) of the Code) and (xiii) neither the Company nor any of its Subsidiaries has taken any action that would disqualify the Contribution and Distribution as transactions described in Sections 351 or 355 of the Code

                                     III-14
     and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code or the Merger as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code.

          (m) Employee Benefit Plans.

             (i) With respect to each (A) "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (hereinafter a "Pension Plan"), (B) "employee welfare benefit plan" (as defined in Section 3(1) of ERISA, hereinafter a "Welfare Plan"), and (C) other plan, arrangement or policy relating to stock options, stock purchases, compensation, deferred compensation, severance, fringe benefits or other employee benefits (hereinafter, an "Other Plan"), in each case maintained or contributed to, or required to be maintained or contributed to, by the Company or any of its Retained Subsidiaries or any other person or entity that, together with the Company, is or was treated as a single employer under
        Section 414(b), (c), (m) or (o) of the Code (each, together with the Company, a "Commonly Controlled Entity") for the benefit of any present or former directors, officers, employees, agents or independent contractors of (1) any of the Retained Companies (all the foregoing being herein called "Retained Company Plans") or (2) Newco or any of its Subsidiaries with respect to which any of the Retained Companies has any liability, in case of (1) or (2) except for any plan, arrangement or policy for which Newco or one of its Subsidiaries has retained all liability pursuant to Article VIII of the Distribution Agreement (collectively, with the Retained Company Plans, the "Benefit Plans"), the Company has delivered to Acquiror true, complete and correct copies of each Benefit Plan that is a Pension Plan, a material Welfare Plan or a material Other Plan. The Company has delivered (or, in the case of any IRS Form 5500 under item (A) below filed (or required to be filed) on July 31, 1996 or in the case of item (B) below, will deliver within 45 days of the date of execution of this Agreement or, if later, within 10 business days after it is filed) to Acquiror true, complete and correct copies of (A) the most recent annual report on IRS Form 5500 (including all schedules and attachments thereto) filed prior to July 31, 1996 with the IRS with respect to each Benefit Plan that is a Pension Plan or a material Welfare Plan (if any such report was required by applicable law), and (B) the most recent summary plan description (or similar document) for each Benefit Plan for which such a summary plan description is required by applicable law or was otherwise provided to plan participants or beneficiaries. To the knowledge of the Company, each such IRS Form 5500 and each such summary plan description (or similar document) was and is as of the date hereof true, complete and correct in all material respects.

             (ii) Each Benefit Plan has been administered in all material respects in accordance with its terms. The Benefit Plans are on the date hereof in compliance with the applicable provisions of ERISA and the Code, the rules and regulations promulgated thereunder, all other applicable laws and the terms of all applicable collective bargaining agreements, except where such failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole. There are no investigations by any Governmental Entity, or other claims (except routine claims for benefits payable under the Benefit Plans), suits or proceedings against or with respect to which any Benefit Plan is a party or asserting any rights to or claims for benefits under any Benefit Plan that would give rise to any liability that, individually or in the aggregate, would have a Material Adverse Effect on the Retained Companies, taken as a whole. To the Company's knowledge, there are no involuntary termination proceedings which have been instituted against any Benefit Plans.

             (iii) (A) All contributions to, and payments from, the Benefit Plans that were required to be made in accordance with the terms of the Benefit Plans, any applicable collective bargaining agreement and, when applicable, Section 302 of ERISA or Section 412 of the Code, have been timely made except where such failure would not result in material liability to the Retained Companies, taken as a whole, (B) there has been no application for waiver or waiver of the minimum funding standards imposed by Section 412 of the Code with respect to any Benefit Plan that is a Pension Plan (hereinafter a "Company Pension Plan") and
        (C) no Company Pension Plan has or had at any time during the current plan year an "accumulated funding deficiency" within the

                                     III-15
        meaning of Section 412(a) of the Code. All such contributions to, and payments from, the Benefit Plans, except those payments to be made from a plan qualified under Section 401(a) of the Code, were properly accrued and reflected in the Audited Balance Sheet as of September 30, 1995, to the extent such contributions and payments were required to be so accrued and reflected in accordance with GAAP.

             (iv) Each Company Pension Plan that is intended to be a tax-qualified plan has been the subject of either a (A) determination letter from the IRS, or (B) pending determination letter request (a "Determination Letter Request") filed with the IRS within the remedial amendment period prescribed under Section 401(b) of the Code with respect to compliance with the Tax Reform Act of 1986, in each case to the effect that such Company Pension Plan is qualified under Section 401(a) of the Code, subject to the customary reservations as to the plan's operational compliance with Code requirements; no such determination letter has been revoked, and, to the Company's knowledge, the IRS has not issued written notice of its intent to revoke the qualified status of any such plan; to the Company's knowledge, no event has occurred and no circumstances exist that would reasonably be expected to result in the disqualification of such Company Pension Plan or, with respect to each Determination Letter Request, would reasonably be expected to cause the IRS not to issue a favorable determination letter. The Company has delivered to Acquiror a copy of the most recent determination letter received with respect to each Company Pension Plan for which such a letter has been issued, as well as a copy of any Determination Letter Request.

             (v) (A) To the Company's knowledge, no Benefit Plan has engaged in a "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA) for which there is no exemption and, with respect to any of the Retained Companies, has on the date hereof incurred any material liability that has not been fully satisfied; (B) no Company Pension Plan has been terminated by the Pension Benefit Guaranty Corporation ("PBGC") or has been the subject of a "reportable event" (as defined in Section 4043 of ERISA and the regulations thereunder) for which the 30-day notice requirement has not been waived and (C) the Company has not received written notice of the PBGC's intent to terminate any such plan.

             (vi) As of the most recent valuation date prior to the date hereof for each Company Pension Plan that is a "defined benefit plan" (as defined in Section 3(35) of ERISA (hereinafter a "Defined Benefit Plan")), there was not any amount of "unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA) under such Defined Benefit Plan. The Company has furnished to Acquiror the most recent actuarial report or valuation with respect to each Defined Benefit Plan.

             (vii) No Commonly Controlled Entity has incurred any liability to a Pension Plan (other than for contributions not yet due) or to the PBGC (other than for the payment of premiums not yet due) that, when aggregated with other such liabilities, would result in a material liability to the Retained Companies, which liability has not been fully paid as of the date hereof.

             (viii) Except as contemplated by the Reorganization Agreements or as specifically provided in the Benefit Plans heretofore delivered by the Company to Acquiror (other than those Benefit Plans referred to in Section 4.1(m)(xii)), no employee of the Company or any of its Subsidiaries will be entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Benefit Plan as a result of the transactions contemplated by this Agreement which would result in a material liability to the Retained Companies, taken as a whole.

             (ix) No compensation payable by any of the Retained Companies to any of their employees under any existing contract, Benefit Plan or other employment arrangement or understanding (including by reason of the transactions contemplated hereby) is subject to disallowance under
        Section 162(m) of the Code.

             (x) During the period beginning on the end of the plan year covered by the most recent actuarial report and ending on the date of this Agreement, there has been no change (a) in any actuarial or other assumption used to calculate funding obligations with respect to any Company

                                     III-16

        Pension Plan or (b) in the manner in which contributions to any Company Pension Plan are made or the basis on which such contributions are determined.

             (xi) Any amounts that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by the Reorganization Agreements by any employee, officer, director or independent contractor of any of the Retained Companies who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any employment, severance or termination agreement or understanding, other compensation arrangement or understanding or Benefit Plan currently in effect which would be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code) will not in the aggregate for all such disqualified individuals exceed $1,000,000.

             (xii) The Board of Directors of the Company (or the applicable committee designated under the Benefit Plan, if it has authority to do
        so) has taken, or will timely take, all action necessary and appropriate under each Benefit Plan which has change in control provisions) to cause the transactions contemplated under this Agreement and the Distribution Agreement not to constitute a change in control for purposes of such plan to the extent the Board of Directors (or such committee) has sole discretion to take such action under each such plan.

             (xiii) Neither the Company nor any of the Retained Subsidiaries on the date hereof participates in, or owes withdrawal liability to, or has withdrawn within the past six years from, any "multiemployer" plan as described under Section 4001(a)(3) of ERISA.

             (xiv) To the Company's knowledge, all of the Benefit Plans covering foreign employees are in compliance with applicable local law, except where such failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole.

          (n) Environmental Matters. Except as disclosed in the Filed Company SEC Documents and except for such matters that, individually or in the aggregate, would not have a Material Adverse Effect on the Retained Companies, taken as a whole, (i) the Retained Companies are in compliance with all applicable Environmental Laws (as defined below), (ii) the Retained Companies have all Permits required under Environmental Laws for the operation of the Retained Business as presently conducted ("Environmental Permits") and there are no violations, investigations or proceedings pending with respect to such Environmental Permits and (iii) to the Company's knowledge, as of the date hereof none of the Retained Companies has received any written notices or demand letters from any Governmental Entity or any other person, or any requests for information from any Governmental Entity that remain outstanding and assert that any of the Retained Companies may be in violation of, or liable under, any Environmental Law.

          For purposes of this Agreement, "Environmental Law" means any Federal, state, local or foreign law, statute, regulation or common law, or any judgment or decree, of any Governmental Entity, relating to (x) the protection of the environment or (y) the use, storage, treatment, generation, transportation, processing, handling, release or disposal of Hazardous Substances, in each case as in effect on the date hereof. "Hazardous Substance" means any waste, substance, material, pollutant or contaminant presently listed, defined, designated or classified as hazardous, toxic or radioactive, or otherwise regulated, under any Environmental Law or any waste, material or substance contaminated by, or alleged to be contaminated by, any Hazardous Substance.

          (o) Takeover Statutes. Section 203 of the DGCL is inapplicable to the Merger and the other transactions contemplated by the Reorganization Agreements. To the knowledge of the Company, no other "fair price", "moratorium", "control share acquisition" or other similar antitakeover statute, law, regulation or rule of any Governmental Entity (each a "Takeover Statute") is applicable to the transactions contemplated by the Reorganization Agreements (after giving effect to any actions that will be taken prior to the Effective Time).

                                     III-17

          (p) Brokers and Finders. None of the Company or any of its directors, officers or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby, except that the Company has retained Morgan Stanley & Co. Incorporated and Dillon, Read & Co. Inc. as its financial advisors, the fees and expenses of which shall be paid by Newco (or, if actually paid prior to the Effective Time, the Company).

          (q) Intellectual Property. As used herein, "Intellectual Property" means domestic and foreign patents, patent applications, invention disclosures to be filed or awaiting filing determinations, trademark and service mark applications, registered trademarks, registered service marks, registered copyrights, trademarks, servicemarks and tradenames. Section 4.1(q) of the Company Disclosure Schedule sets forth a listing including all Intellectual Property (excluding trademarks, servicemarks and tradenames) owned as of the date hereof by the Company or any of its Subsidiaries and used primarily in connection with the Retained Business as conducted on the date hereof. The Company and its Subsidiaries own or have the right to use all material Intellectual Property (other than licenses) and material trade secrets, inventions, know-how, formulae, processes, procedures, research records, records of inventions, test information, market surveys and marketing know-how and unregistered copyrights ("Technology") used in connection with the Retained Business as conducted on the date hereof. The Company and its Subsidiaries have used commercially reasonable measures to protect the secrecy, confidentiality and value of the material Technology used in connection with the Retained Business. To the Company's knowledge, no material Technology (other than unregistered copyrights) used in connection with the Retained Business has been used, divulged or appropriated for the benefit of any person other than the Company and its Subsidiaries, except where such use, divulgence or appropriation would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole. As of the date hereof, neither the Company nor any of its Subsidiaries has made any claim in writing of a violation, infringement, misuse or misappropriation by others of rights of the Company and its Subsidiaries to or in connection with any material Intellectual Property or material Technology used in connection with the Retained Business. To the Company's knowledge, as of the date hereof, there is no pending or threatened claim by any third person of a violation, infringement, misuse or misappropriation by any of the Company or any of its Subsidiaries of any Intellectual Property or Technology owned by any third person, or of the invalidity of any patent used in connection with the Retained Business, that would, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole. There are no interferences or other contested inter partes proceedings, either pending or, to the knowledge of the Company, threatened, in any domestic or foreign copyright office, patent and trademark office or any other domestic Governmental Entity relating to any pending application with respect to any material Intellectual Property used in connection with the Retained Business. As used in this Section 4.1(q), the term "material", when applied to Intellectual Property or Technology, means that the Intellectual Property or Technology, as the case may be, is used in a significant manner to conduct the Retained Business as it is currently conducted.

          (r) Employees. There is no labor strike or work stoppage pending or, to the knowledge of the Company, threatened against any of the Retained Companies that, in any case, individually or in the aggregate, would have a Material Adverse Effect on the Retained Companies, taken as a whole. None of the Retained Companies is on the date hereof a party to any collective bargaining agreement relating to its employees.

          (s) Contracts. As of the date hereof neither the Company nor any of its Subsidiaries is (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect under any Contract that is material to the operation of the Retained Business. To the Company's knowledge, as of the date of this Agreement, none of the other parties to any Contract that is material to the operation of the Retained Business is (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder. As of the date of this Agreement, except where the same would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole, to the Company's knowledge, neither the Company nor any of its

                                     III-18

     Subsidiaries (i) has received any written notice of the intention of any party to terminate any Contract, whether as a termination for convenience or for default of the Company or any Subsidiary thereunder, or (ii) has since January 1, 1995, received any written cure notice or show cause notice (as defined in the Federal Acquisition Regulations Part 49, para. 49.607(a) and (b), respectively) in respect of any such Contract which is a Government Contract. To the Company's knowledge, as of the date hereof, there is no pending written claim or request for equitable adjustment under any Government Contract by any Governmental Entity that would have a Material Adverse Effect on the Retained Companies, taken as a whole. To the Company's knowledge, the Retained Companies are in compliance in all material respects with all of their obligations relating to any equipment or fixtures owned by any Governmental Entity and loaned, bailed or otherwise furnished to or held by any of the Retained Companies, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect on the Retained Companies, taken as a whole.

          (t) Opinions of Financial Advisors. The Company has received the oral opinions of Morgan Stanley & Co. Incorporated and Dillon, Read & Co. Inc., to the effect that, as of the date hereof, the consideration to be received by the Company's stockholders in the Distribution and the Merger, taken as a whole, is fair to such stockholders from a financial point of view.

     4.2. Representations and Warranties of Acquiror and Sub. Acquiror and Sub hereby represent and warrant to the Company as follows:

          (a) Corporate Organization and Qualification. Each of Acquiror and Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it require such qualification, except for any such failure so to qualify or be in good standing which, individually or in the aggregate, would not have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole. Each of Acquiror and Sub has the requisite corporate power and authority to carry on its businesses as they are now being conducted. Acquiror has heretofore made available to the Company complete and correct copies of the certificate of incorporation and by-laws of Acquiror and Sub, each as amended to date and currently in full force and effect.

          (b) Corporate Authority. Each of Acquiror and Sub has the requisite corporate power and authority to execute, deliver and perform each Reorganization Agreement to which it is or will be a party and to consummate the transactions contemplated thereby. The execution, delivery and performance by each of Acquiror or Sub of each Reorganization Agreement to which it is or will be a party and the consummation by it of the transactions contemplated thereby have been or will be duly authorized by its Board of Directors, and no other corporate proceedings on its part are or will be necessary to authorize each Reorganization Agreement to which it is or will be a party or for it to consummate the transactions so contemplated. Each Reorganization Agreement to which Acquiror or Sub is or will be a party is, or when executed and delivered will be, a valid and binding agreement of Acquiror or Sub, as the case may be, enforceable against Acquiror or Sub, as the case may be, in accordance with the terms thereof.

          (c) No Violations; Consents and Approvals. (i) None of the execution, delivery or performance by each of Acquiror and Sub of each Reorganization Agreement to which it is or will be a party or the consummation by each of Acquiror and Sub of the transactions contemplated thereby (A) will conflict with, or result in a violation or breach of, the certificate of incorporation or by-laws of Acquiror or Sub or (B) will conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any material obligation under, or result in the creation of any Lien upon any of the properties or assets of Acquiror or Sub under (1) any of the terms, conditions or provisions of any Contract to which Acquiror or Sub is a party or by which any of their properties or assets may be bound or of any Permit, or (2) subject to the Regulatory Filings, any judgment, order, decree, statute, law, regulation or rule applicable to Acquiror or Sub, except, in the case of clause (B), for conflicts, violations,

                                     III-19
     breaches, defaults, rights, losses or Liens that would not, individually or in the aggregate, have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole.

          (ii) Except for the Regulatory Filings, the consents described in
     Section 4.1(c) of the Company Disclosure Schedule under the caption "Governmental Consents and Filings" and other consents, approvals, orders, authorizations, registrations, declarations, filings and agreements expressly provided for in the Reorganization Agreements, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required with respect to Acquiror or Sub, in connection with the execution, delivery or performance by each of Acquiror and Sub of each Reorganization Agreement to which it is or will be a party or the consummation by it of the transactions contemplated thereby (except where the failure to obtain such consents, approvals, orders or authorizations, or to make such registrations, declarations, filings or agreements would not, individually or in the aggregate, have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole).

          (d) Capital Stock. The authorized capital stock of Acquiror consists of:

             (i) 600,000,000 shares of Acquiror Common Stock, of which 348,445,160 shares were issued and outstanding and 811,632 shares were held in the treasury of Acquiror on July 19, 1996; and

             (ii) 10,000,000 shares of Acquiror preferred stock, of which no shares are issued; rights to 6,000,000 shares of such preferred stock (to be issued as Series A Junior Participating Preferred Stock) are authorized; of those 6,000,000 rights, on July 19, 1996, rights to 3,484,451.6 shares of such Series A Junior Participating Preferred Stock were associated with Acquiror Common Stock issued and outstanding and rights to 8,116.32 shares of such Series A Junior Participating Preferred Stock were associated with Acquiror Common Stock held in the treasury of Acquiror; such rights are attached to the shares of Acquiror Common Stock, are not currently exercisable and will become exercisable only in accordance with the terms of Acquiror's Shareholder Rights Plan.

             As of July 19, 1996, there were granted and outstanding under "The Boeing Company 1984 Stock Option Plan," "The Boeing Company 1988 Stock Option Plan," "The Boeing Company 1992 Stock Option Plan for Nonemployee Directors," and "The Boeing Company 1993 Incentive Stock Plan for Employees" (collectively, the "Acquiror Option Plans") options to purchase an aggregate of 13,907,723 shares of Acquiror Common Stock (subject to adjustment on the terms set forth in the Acquiror Option Plans). As of July 19, 1996, there were outstanding under the "Incentive Compensation Plan for Officers and Employees of The Boeing Company and Subsidiaries," the "Deferred Compensation Plan for Employees of The Boeing Company," and the "Deferred Compensation Plan for Directors of The Boeing Company" rights to receive up to an aggregate of 359,901 shares of Acquiror Common Stock. As of July 19, 1996, Acquiror had no shares of Acquiror Common Stock reserved for issuance other than as described above. Acquiror has outstanding no bonds, debentures, notes or other obligations or securities (other than Acquiror Common Stock) the holders of which have the right to vote (or are convertible or exchangeable into or exercisable for securities having the right to vote, other than Acquiror Common Stock and rights to shares of Series A Junior Participating Preferred Stock of Acquiror) with the stockholders of Acquiror on any matter. Except as set forth above, as of the date of this Agreement, there are no securities convertible into or exchangeable for, or options, warrants, calls, subscriptions, rights or Contracts of any kind to which Acquiror or any of its Subsidiaries is a party or by which any of them is bound obligating Acquiror or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of Acquiror or of any of its Subsidiaries.

             (iii) The shares of Acquiror Common Stock to be issued in the Merger are duly authorized and, when issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, non-assessable and free of preemptive rights.

          (e) SEC Filings.

                                     III-20

             (i) Acquiror has filed all reports, schedules, forms, statements and other documents required to be filed with the SEC under the Securities Act and the Exchange Act since December 31, 1995 (the "Acquiror SEC Documents"). As of its filing date, each Acquiror SEC Document filed, as amended or supplemented, if applicable, (A) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder and (B) did not, at the time it was filed (and at the effective date thereof, in the case of a registration statement), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Acquiror SEC Document has been revised or superseded by a later Filed Acquiror SEC Document (as defined in Section 4.2(f)), as of the date hereof, none of the Acquiror SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (ii) The financial statements of Acquiror included in the Acquiror SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto). Each of the consolidated balance sheets included in or incorporated by reference into the Acquiror SEC Documents (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of Acquiror and its Subsidiaries as of its date and each of the consolidated statements of income, cash flows and stockholders' equity included in or incorporated by reference into the Acquiror SEC Documents (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations, retained earnings and cash flows, as the case may be, of Acquiror and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end adjustments), in each case in accordance with GAAP.

             (iii) None of the information supplied or to be supplied by Acquiror or its representatives for inclusion or incorporation by reference in (A) the Acquiror Form S-4, the Newco Form S-4 or the Form S-3 will, at the time such Registration Statements are filed with the SEC, at any time they are amended or supplemented, at the time they become effective under the Securities Act, at the Effective Time or at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) the Proxy Statement-Prospectus will, at the date mailed to the Company's stockholders or at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (C) the Consent Statement relating to the Consent Solicitation will, at the date mailed to holders of Old Company Notes, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they were made, not misleading. The Acquiror Form S-4 and the Form S3 will comply as to form in all material respects with the provisions of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, except that no representation is made by Acquiror or Sub with respect to statements made therein based on information supplied by the Company or any of its Subsidiaries for inclusion in the Acquiror Form S-4 or the Form S-3 or with respect to information concerning the Company or any of its Subsidiaries incorporated by reference therein.

          (f) Absence of Certain Events and Changes. Except as disclosed in the Acquiror SEC Documents filed with the SEC and publicly available prior to the date hereof (the "Filed Acquiror SEC Documents") or as otherwise contemplated by the Reorganization Agreements, since December 31, 1995

                                     III-21
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     to the date hereof Acquiror and its Subsidiaries have conducted their respective businesses in the ordinary course, consistent with past practices, and there have not been any events, changes or developments which, individually or in the aggregate, would have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole, other than events, changes or developments relating to the economy in general or resulting from industry-wide developments affecting companies in similar businesses.

          (g) Compliance with Applicable Laws. Except as disclosed in the Filed Acquiror SEC Documents, Acquiror and its Subsidiaries are in compliance with all statutes, laws, regulations, rules, judgments, orders and decrees of all Governmental Entities applicable to them, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole. Since January 1, 1995 to the date hereof, neither Acquiror nor any of its Subsidiaries has received any written notice of any administrative, civil or criminal investigation or audit (other than tax audits) by any Governmental Entity that, individually or in the aggregate, would have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole. Each of Acquiror and its Subsidiaries has all Permits that are required in order to permit it to carry on its business as it is presently conducted, except where the failure to have such Permits would not, individually or in the aggregate, have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole. All Permits are in full force and effect and Acquiror and its Subsidiaries are in compliance with the terms of the Permits, except where the failure to be in full force and effect or in compliance would not, individually or in the aggregate, have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole.

          (h) Litigation. Except as disclosed in the Filed Acquiror SEC Documents, as of the date hereof there are no civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the knowledge of Acquiror, threatened, against Acquiror or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole. Except as disclosed in the Filed Acquiror SEC Documents, as of the date hereof there are no outstanding judgments, orders, decrees, stipulations or awards against Acquiror or any of its Subsidiaries or their respective properties or businesses that, individually or in the aggregate, would have a Material Adverse Effect on Acquiror and its Subsidiaries, taken as a whole.

          (i) Takeover Statutes. To the knowledge of Acquiror, no Takeover Statute is applicable to the transactions contemplated by the Reorganization Agreements (after giving effect to any actions that will be taken prior to the Effective Time).

          (j) Brokers and Finders. None of Acquiror or any of its directors, officers or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby, except that Acquiror has retained CS First Boston Corporation as its financial advisor, the fees and expenses of which shall be paid by Acquiror.

                                   ARTICLE V

                                   COVENANTS

     5.1. Covenants of the Company. During the period from the date of this Agreement and continuing until the Effective Time, the Company agrees as to itself and its Subsidiaries that, except for the Contribution, the Distribution and as required or otherwise expressly contemplated by the Reorganization Agreements, or as set forth in the Company Disclosure Schedule, or to the extent that Acquiror otherwise consents in writing:

          (a) Ordinary Course. The Retained Business will be conducted in the ordinary course, consistent with past practice (including, without limitation, not taking any actions out of the ordinary course to generate cash, such as delaying payables or accelerating receivables), and the Company will use commercially reasonable efforts to keep available the services of key employees engaged primarily in the Retained Business and to preserve the relationships with key customers, suppliers and others having business dealings with the Retained Business.

                                     III-22

          (b) Issuance of Securities. Except as expressly contemplated by the Reorganization Agreements, the Company will not, nor will the Company permit any of the Retained Subsidiaries to issue, transfer, sell or dispose of, or authorize or agree to the issuance, transfer, sale or disposition by any of the Retained Companies of (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), any shares of capital stock or any voting securities of the Company (other than Company Common Stock and Company Class A Common Stock) or any of the Retained Subsidiaries, or any options or other securities convertible into or exchangeable for any such shares of capital stock or any voting securities of the Company (other than Company Common Stock and Company Class A Common Stock) or amend any of the terms of any such securities or agreements relating to such capital stock outstanding on the date hereof, other than the issuance, transfer, sale or disposition by a wholly-owned Subsidiary of its capital stock to its parent.

          (c) Governing Documents. The Company will not, nor will it permit any Retained Subsidiary to, amend in any material respect the Company Charter or the Company By-laws or the certificate of incorporation or by-laws or comparable organizational documents of any Retained Subsidiary; provided, however, that the Company may at any time amend the Company Charter or the Company By-laws to provide for a customary shareholder rights plan that expressly permits, and would not be triggered by, the transactions contemplated by the Reorganization Agreements.

          (d) No Acquisitions. The Company will not, nor will it permit any of the Retained Subsidiaries to, (i) acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets except in the ordinary course of business, in any such case, (other than immaterial assets) that would be part of the Retained Business or (ii) make or agree to make any other investment in any person (whether by means of loan, capital contribution, purchase of capital stock or other securities or otherwise) that would be part of the Retained Business, except for acquisitions or investments by the Company pursuant to existing contractual obligations or investments in any entity that was a Retained Subsidiary before giving effect to such investment.

          (e) No Dispositions. The Company will not, nor will it permit any of the Retained Subsidiaries to, sell, lease, license, encumber or otherwise dispose of, or agree to sell, lease, license, encumber or otherwise dispose of, any of the assets of the Retained Business other than in the ordinary course of business consistent with past practice or pursuant to existing contractual obligations.

          (f) Benefit Plans. Except as required by law or the terms of any collective bargaining agreement or in the ordinary course of business consistent with past practice with Acquiror's consent, such consent not to be unreasonably withheld, the Company will not, nor will it permit any of the Retained Subsidiaries to, adopt any plan, arrangement or policy which would become a Benefit Plan or amend any Benefit Plan to the extent such adoption or amendment would create or increase any material liability or obligation on the part of the Retained Companies that will not either (i) be fully performed or satisfied prior to the Effective Time or (ii) be assumed by Newco or one of its Subsidiaries pursuant to the Distribution Agreement.

          (g) Accounting Policies and Procedures. The Company (with respect to the conduct of the Retained Business) will not, and will not permit any of the Retained Subsidiaries (with respect to the conduct of the Retained Business) to, change any of its accounting principles, policies, practices or procedures, except as may be required by GAAP or Regulation S-X of the SEC.

          (h) Liens. The Company will not, and will not permit any of its Subsidiaries to, create, incur, suffer to exist or assume any Lien on the Retained Assets, except for Permitted Liens.

          (i) Further Covenants. The Company will, and will cause Newco and each other Affiliate to, (i) except as disclosed on Section 4.1(l) of the Company Disclosure Schedule relating to research tax credits, prepare and timely file with the relevant Taxing Authority all Tax Returns and reports ("Post-Signing Returns") required to be filed which include any of the Retained Companies, on a basis

                                     III-23
     consistent with the elections, accounting methods, conventions and principles of taxation used for the most recent taxable periods for which Tax Returns involving similar Tax Items (as defined in the Tax Allocation Agreement) have been filed and in a manner that does not unreasonably accelerate deductions or defer income, (ii) timely pay all Taxes due and payable, or establish reserves therefor in the books and records of the Company in accordance with generally accepted accounting principles and consistent with past practice, (iii) make adequate provision on their books and records, to the extent required in accordance with generally accepted accounting principles, for all Taxes due and payable after the Effective Time, (iv) promptly notify Acquiror of any action, suit, proceeding, claim or audit pending against or with respect to the Company, Newco or any other Affiliate (as defined in the Distribution Agreement) in respect of any Taxes where there is a reasonable possibility of a determination or decision which would materially increase the Tax liabilities, or materially decrease the Tax attributes, of any of the Retained Companies for any Post-Tax Indemnification Period (as defined in the Tax Allocation Agreement), and (v) not, without the prior written consent of Acquiror, change any of the Tax elections, accounting methods, conventions or principles which relate to the Retained Companies.

          (j) Maintenance of Properties. The Company will, and will cause the Retained Subsidiaries to, continue to maintain and repair all property material to the operation of the Retained Business in a manner consistent with past practice.

          (k) Gunship Claims. The Company will not, and will not permit any Retained Subsidiary to, settle, modify in any material respect, withdraw or release the claim in the amount of $547.2 million against the United States as set forth in the Company's complaint filed in the U.S. Court of Federal Claims on June 26, 1995 and (ii) the related claim in the amount of $18 million against the U.S. Air Force that is currently the subject of an appeal by the Company pending before the U.S. Armed Services Board of Contract Appeals (such claims as the same may be asserted by or on behalf of the Company against the United States in respect of the Gunship Contract (as defined below), are herein referred to collectively as the "Gunship Claims") or agree to any modification in any material respect of the AC-13OU Gunship contract with the United States (Contract No. F33657-86-C-0421) as in effect on the date hereof (the "Gunship Contract") without Acquiror's prior written consent.

          (l) Tax-Free Contribution, Distribution and Merger. The Company will not, and will not permit any of its Subsidiaries, including Newco and any of its Subsidiaries, to, take or cause to be taken any action prior to the Effective Time that would disqualify the Contribution and the Distribution as transactions described in Sections 351 and 355 of the Code and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code or the Merger as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. The Company shall use reasonable best efforts to do everything reasonably necessary to have the Contribution, the Distribution and the Merger qualify as aforesaid.

          (m) Santa Susana. The Company shall pay prior to the Closing Date all fines and penalties imposed prior to the Closing Date by any Governmental Entity arising out of the explosion at Santa Susana in 1994.

          (n) Deferred Tax Assets and Liabilities. Prior to the Effective Time, except as set forth in, and subject to, Section 5.1(n) of the Company Disclosure Schedule, the Company will not, and will not permit any of its Subsidiaries to, take any action that would increase the amount of deferred tax liabilities, or decrease the amount of deferred tax assets, of the Company and its Subsidiaries (as determined for financial accounting purposes), other than an action (i) in the ordinary course of business consistent with past practice or (ii) as required by applicable law, in each case which is either (x) based on events or circumstances occurring after the date hereof or (y) a continuation of a course of action initiated prior to the date of this Agreement.

     5.2. Covenant of Acquiror. During the period from the date of this Agreement and continuing until the Effective Time, Acquiror agrees as to itself and its Subsidiaries that except as otherwise contemplated by the Reorganization Agreements, Acquiror will conduct its commercial relationships with the Company in the ordinary course, consistent with past practice, including, without limitation, with respect to the billing and

                                     III-24
collection of accounts receivable and the payment of accounts payable and other amounts due and owing to the Company.

     5.3. Tax-Free Contribution, Distribution and Merger. Acquiror will not, and will not permit any of its Subsidiaries to, take or cause or permit to be taken, any action prior to the Effective Time that would disqualify the Contribution and the Distribution as transactions described in Sections 351 and 355 of the Code and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code or the Merger as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. Prior to the Effective Time, the Acquiror shall use its reasonable best efforts to do everything reasonably necessary to have the Contribution, the Distribution and the Merger qualify as aforesaid.

     5.4. Other Actions; Notification of Certain Matters.  (a) Subject to
Section 5.5(b) and the respective rights of the parties to terminate this Agreement under Article VII, the Company and Acquiror will use reasonable best efforts not to, and will cause their respective Subsidiaries to use reasonable best efforts not to, take any action that would, or that could reasonably be expected to, result directly or indirectly in any of the conditions to the Merger set forth in Article VI not being satisfied or that would, or that reasonably could be expected to, materially impair the ability of the Company to consummate the Contribution and the Distribution in accordance with the terms of the Reorganization Agreements or the ability of the Company, Acquiror and Sub to consummate the Merger in accordance with the terms hereof or that would, or that reasonably could be expected to, materially delay such consummation.

     (b) The Company and Acquiror will promptly advise the other party orally and in writing of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or (iii) any event or change or impending occurrence of any event or change of which it has knowledge and which has resulted, or which, insofar as can reasonably be foreseen, would result, in any of the conditions to the Merger set forth in
Article VI not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     5.5. Acquisition Proposals; Board Recommendation. (a) The Company will, and will direct and use reasonable efforts to cause its directors, officers, employees, representatives and agents to, immediately cease any discussions or negotiations with any parties that may be ongoing with respect to an Acquisition Proposal (as defined below). The Company will not, nor will it permit any of its Subsidiaries to, nor will it authorize or permit any of its directors, officers, or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its Subsidiaries to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing confidential information), or take any other action knowingly to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding any Acquisition Proposal; provided, however, that if, the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the Company may, in response to an Acquisition Proposal that was not solicited subsequent to the date hereof, and subject to compliance with Section 5.5(c), (x) furnish information to any person pursuant to a customary confidentiality agreement (as determined by the Company after consultation with its outside counsel) and (y) participate in discussions or negotiations regarding such Acquisition Proposal; and provided further, however, that, if the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the Company may, in response to a Company Acquisition Proposal (as defined below) that was not solicited subsequent to the date hereof, take any of the actions prohibited by this sentence but only with respect to soliciting, encouraging or facilitating other Company Acquisition Proposals (but not A&D Acquisition Proposals (as defined below)). For purposes of this Agreement, "Acquisition Proposal" means any inquiry, proposal or offer from any person with respect to either (A) a merger, acquisition, consolidation

                                     III-25
or similar transaction involving, or any purchase of, all or substantially all of the assets or more than 50% of the voting securities of the Company (excluding any such transaction relating solely to the assets or voting securities of the Newco Companies) (a "Company Acquisition Proposal") or (B) an acquisition, or similar transaction involving the purchase, of a substantial portion of the assets of or a substantial equity interest in the Retained Business (an "A&D Acquisition Proposal").

     (b) Except as set forth in this Section 5.5, neither the Board of Directors of the Company nor any committee thereof will (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Acquiror, the approval or recommendation by such Board of Directors or such committee of the Merger or this Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (iii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (each, an "Acquisition Agreement") related to any Acquisition Proposal. Notwithstanding the foregoing, in the event that the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company stockholders under applicable law, the Board of Directors of the Company may (x) withdraw or modify its approval or recommendation of the Merger and this Agreement or (y) approve or recommend a Superior Proposal (as defined below) or (z) terminate this Agreement (and concurrently with or after such termination, if it so chooses, cause the Company to enter into any Acquisition Agreement with respect to any Superior Proposal), but in each case only at a time that is following Acquiror's receipt of written notice (a "Notice of Superior Proposal") advising Acquiror that the Board of Directors of the Company has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal. For purposes of this Agreement, a "Superior Proposal" means any bona fide Acquisition Proposal made by a third party which is (A) a Company Acquisition Proposal or (B) is otherwise on terms which the Board of Directors of the Company determines in its good faith judgment (based on the advice of a financial advisor of nationally recognized reputation) to be more favorable to the Company's stockholders than the Merger and the other transactions contemplated hereby.

     (c) In addition to the obligations of the Company set forth in paragraphs
(a) and (b) of this Section 5.5, the Company will promptly advise Acquiror orally and in writing of any request for confidential information in connection with an Acquisition Proposal or of any Acquisition Proposal, the material terms and conditions of such request or Acquisition Proposal and the identity of the person making such request or Acquisition Proposal; provided, however, that with respect to a Company Acquisition Proposal the Company shall not be required under this paragraph (c) to provide the material terms or conditions of such request or Acquisition Proposal. The Company will keep Acquiror reasonably informed of the status of and material information concerning (including amendments or proposed amendments) any A&D Acquisition Proposal.

     (d) Nothing contained in this Section 5.5 will prohibit the Company from making any disclosure to the Company stockholders if, in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, failure so to disclose would be inconsistent with applicable law; provided, however, neither the Company nor its Board of Directors nor any committee thereof shall, except as permitted by Section 5.5(b), withdraw or modify, or propose publicly to withdraw or modify, its position with respect to this Agreement or the Merger or approve or recommend, or propose publicly to approve or recommend, an Acquisition Proposal.

     5.6. Tax Representation Letters. For purposes of the tax opinions to be delivered pursuant to Sections 6.2(c) and 6.3(c), respectively, (a) Acquiror will deliver a representation letter (the "Acquiror Tax Representation Letter") substantially in the form of Annex D attached hereto dated as of the Closing Date and (b) the Company will cause Newco to deliver a representation letter (the "Newco Tax Representation Letter") substantially in the form of Annex E attached hereto, dated as of the Closing Date, in each case, to Chadbourne & Parke LLP, counsel to the Company, Wachtell, Lipton, Rosen & Katz, special counsel to the Company, and Cravath, Swaine & Moore, special counsel to Acquiror.

                                     III-26

     5.7. Filings; Other Actions.

     (a) The Company will use its reasonable best efforts promptly to prepare and file with the SEC the Proxy Statement-Prospectus.

     (b) The Company will use its reasonable best efforts (i) promptly to prepare and file with the SEC the Newco Form S-4 in connection with the distribution of Newco Common Stock and Newco Class A Common Stock in the Distribution, (ii) promptly to prepare and file with the SEC a registration statement on Form 8-A under the Exchange Act in connection with the distribution of Newco Common Stock and Newco Class A Common Stock, in each case with the associated Rights (the "Form 8-A"), (iii) assist Acquiror in the preparation of the Consent Statement with respect to the Consent Solicitation, (iv) to cause the Proxy Statement-Prospectus to be mailed to the Company's stockholders as promptly as practicable after the Proxy Statement-Prospectus has been cleared by the SEC and (v) to cause the Consent Statement to be mailed to the holders of Old Company Notes as promptly as practicable following receipt of instructions to do so from Acquiror.

     (c) Acquiror will use its reasonable best efforts promptly to prepare and file with the SEC the Acquiror Form S-4 and the Form S-3.

     (d) None of the Registration Statements or the Proxy Statement-Prospectus shall be filed with the SEC, and, prior to termination of this Agreement, no amendment or supplement thereto shall be filed with the SEC, by the Company or Acquiror without giving the other parties hereto and their counsel a reasonable opportunity to review and comment on such filings prior to the filing thereof. Each of the Company and Acquiror agrees to use its reasonable best efforts, after consultation with the other party, to respond promptly to any comments made by the SEC with respect to all of its filings referred to in clauses (a),
(b) and (c) above, including the preparation and filing of any amendments or supplements thereto, and to have all such filings declared effective under the Securities Act and the Exchange Act, as applicable, or cleared by the SEC, in each case as promptly as practicable after the filing thereof. Each of the Company and Acquiror will, and the Company will cause Newco to, use its reasonable best efforts to obtain all necessary state securities law or "Blue Sky" permits and approvals required to carry out the transactions contemplated by the Reorganization Agreements and each of the Company and Acquiror agrees to furnish all information as may be reasonably requested in connection with any such action; provided, however, that Acquiror will not be required to qualify to do business in any jurisdiction in which it is not now so qualified.

     (e) Acquiror will use its reasonable efforts to comply promptly with all legal and regulatory requirements which may be imposed on itself or its Subsidiaries with respect to the Merger (which actions shall include, without limitation, furnishing all information required in connection with approvals of or filings with Governmental Entities required to be made or obtained by Acquiror or its Subsidiaries). Subject to the terms and conditions hereof, Acquiror will, and will cause its Subsidiaries to, promptly use its reasonable efforts to obtain any consent, authorization, order or approval of, or any exemption by, and to satisfy any condition or requirement imposed by, any Governmental Entity or other public or private third party, required to be obtained, made or satisfied by Acquiror or any of its Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement or the other Reorganization Agreements.

     (f) The Company will use its reasonable efforts to comply promptly with all legal and regulatory requirements which may be imposed on itself or its Subsidiaries with respect to the Distribution and the Merger (which actions shall include, without limitation, furnishing all information required in connection with approvals of or filings with Governmental Entities required to be made or obtained by the Company or its Subsidiaries). Subject to the terms and conditions hereof, the Company will, and will cause its Subsidiaries to, promptly use its reasonable efforts to obtain any consent, authorization, order or approval of, or any exemption by, and to satisfy any condition or requirement imposed by, any Governmental Entity or other public or private third party, required to be obtained, made or satisfied by the Company or any of its Subsidiaries in connection with the Distribution or the Merger or the taking of any action contemplated thereby or by this Agreement or the other Reorganization Agreements.

                                     III-27

     (g) Each of the Company and Acquiror will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their respective Subsidiaries in connection with the Distribution or the Merger.

     (h) Subject to Section 5.5(b) and its right to terminate this Agreement pursuant to Section 7.3, the Company agrees to take, in accordance with Delaware law, the Company Charter and the Company By-laws, all action necessary to convene the Company Meeting within 45 days after the Registration Statements are declared effective, and the Proxy Statement-Prospectus is cleared, by the SEC, to consider and vote upon the Contribution, the Distribution and the Merger and the Company shall, through its Board of Directors, recommend to its stockholders approval of the Contribution, the Distribution and the Merger.

     (i) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner possible, the transactions contemplated by the Reorganization Agreements.

     (j) Each party hereto agrees, subject to applicable laws relating to the exchange of information, promptly to furnish the other parties hereto with copies of written communications (and memoranda setting forth the substance of all oral communications) received by such party, or any of its subsidiaries, affiliates or associates (as such terms are defined in Rule 12b-2 under the Exchange Act as in effect on the date hereof), from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated hereby.

     (k) Each of the Company and Acquiror will promptly, and in any event within 30 days after execution and delivery of this Agreement, make all filings or submissions as are required under the HSR Act. Each of the Company and Acquiror will promptly furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission which is necessary under the HSR Act. Without limiting the generality of the foregoing, each of the Company and Acquiror will promptly notify the other of the receipt and content of any inquiries or requests for additional information made by any Governmental Entity in connection therewith and will promptly (i) comply with any such inquiry or request and (ii) provide the other with a description of the information provided to any Governmental Entity with respect to any such inquiry or request. In addition, each of the Company and Acquiror will keep the other apprised of the status of any such inquiry or request. Each of the Company and Acquiror will use its reasonable efforts to obtain any clearance required under the HSR Act for the consummation of the transactions contemplated hereby.

     5.8. Accountants' Letters. Each party hereto agrees to use its reasonable best efforts to cause to be delivered to the other parties hereto and their respective directors a letter of its independent accountants, dated the date on which each Registration Statement becomes effective, in form and substance customary for "comfort" letters delivered by independent accountants in connection with registration statements similar to the Registration Statements.

     5.9. Access. (a) Upon reasonable notice, and except as may otherwise be required by applicable law, the Company agrees to (and will cause each of its Subsidiaries to) afford Acquiror's Representatives (as defined in the Distribution Agreement) reasonable access, during normal business hours throughout the period until the Closing Date, to all its properties, books, contracts, commitments, personnel and records, to the extent related to the Retained Business, and, during such period, will (and will cause each of its Subsidiaries to) furnish promptly to Acquiror all information concerning its business, properties and personnel, to the extent related to the Retained Business, as may reasonably be requested; provided, however, that such access will not unreasonably interfere with the normal operations of the Company and the reasonable out-of-pocket expenses of the Company incurred in connection therewith will be paid by Acquiror. All such information as may be furnished by or on behalf of the Company or any of its Subsidiaries to Acquiror or its Representatives pursuant to this Section 5.9 will be subject to the terms of the confidentiality agreement dated February 26, 1996 between the Company and Acquiror (the "Confidentiality Agreement") the terms of which are incorporated herein by reference.

                                     III-28

     It is understood and agreed by the parties hereto that until Acquiror obtains the necessary governmental clearances, Acquiror shall have no access to any properties, books, contracts, records or information with respect to any proprietary programs conducted by any of the Retained Companies to the extent such clearances are required with respect thereto.

     (b) During the period prior to the Effective Time, the Company and Acquiror will promptly furnish to the other a copy of each report, schedule, registration statement and other documents filed by it with the SEC during such period pursuant to the requirements of Section 13(a) or 15(d) of the Exchange Act.

     5.10. Distribution Agreement. The Company agrees that prior to the Effective Time it will not waive or amend the terms of the Distribution Agreement without the consent of Acquiror.

     5.11. Publicity. The initial press release relating to this Agreement and the transactions contemplated by the Reorganization Agreements will be a joint press release and thereafter the Company and Acquiror will consult with each other prior to issuing any press releases or otherwise making public statements with respect to the transactions contemplated by the Reorganization Agreements.

     5.12. Benefits. (a) Continuing Employees. Except as set forth in the Company Disclosure Schedule, Acquiror will or will cause a Retained Company to
(i) continue to employ with comparable compensation, commencing as of the Effective Time (or such later time as an employee on layoff, leave or short-term or long-term disability or other permitted absence from employment (an "Absent Employee") is eligible to return to employment, it being understood that, following the Effective Time, such an Absent Employee will continue to be eligible to receive from the Retained Companies the same compensation and benefits payable during the period prior to such Absent Employee's return to employment that such employee is entitled to receive during such Absent Employee's absence from employment immediately prior to the Effective Time), each of the employees of the Retained Companies who are engaged primarily in the Retained Business and employed (including, without limitation, those who are actively employed and those who are Absent Employees) immediately prior to the Effective Time, including all such employees covered by any collective bargaining agreement, and (ii) offer employment with comparable compensation, commencing as of the Effective Time (or such later time as an Absent Employee is eligible to return to employment, it being understood that, following the Effective Time, such an Absent Employee will continue to be eligible to receive from the Retained Companies the same compensation and benefits payable during the period prior to such Absent Employee's return to employment that such Absent Employee is entitled to receive during such Absent Employee's absence from employment immediately prior to the Effective Time) to each of the employees of the Company or its Subsidiaries or affiliates (including, without limitation, those who are actively employed and those who are Absent Employees) set forth in the Company Disclosure Schedule. The employees who so continue to be employed or who accept such an offer of employment by Acquiror or a Retained Company are herein referred to as "Continuing Employees". Nothing in this Section 5.12(a) is intended to confer upon any Continuing Employee any right to continued employment by Acquiror or the Retained Companies after the Effective Time. Notwithstanding the foregoing and subject to the terms of the collective bargaining agreements set forth in the Company Disclosure Schedule, for a period of at least one year following the Effective Time, Acquiror will not, nor will it permit any of the Retained Companies to, terminate any Continuing Employee without providing the same advance notice to such Continuing Employee that would have been provided to such individual under the applicable severance policy or program of the Company or its Subsidiaries had such Continuing Employee been terminated immediately prior to the Effective Time, except in the circumstance of termination for cause where no notice is required. All Continuing Employees will be given credit for all service prior to the Effective Time with the Company and its Subsidiaries and affiliates (i) for all purposes under any Benefit Plan of the Company or any of its Retained Subsidiaries in effect as of the Effective Time in which they are then participating and (ii) for eligibility and vesting purposes only under any plan or program for which they become eligible on or following the Effective Time; provided, however, that except as otherwise required by law or by the terms of any collective bargaining agreements, service will be recognized under clause (i) only to the extent such service was recognized under the Benefit Plan prior to the Effective Time and under clause (ii) only to the extent such service was recognized under a comparable Benefit Plan prior to the Effective Time. It is Acquiror's present intention to provide, or cause to be provided, to Continuing Employees following the Effective Time a comprehensive

                                     III-29
benefits package which will provide benefits, in the aggregate, comparable to their benefits package with the Company and its Subsidiaries immediately prior to the Effective Time.

     (b) Stock Options. All options to acquire shares of Company Common Stock or Company Class A Common Stock pursuant to any Company Stock Plan which are outstanding immediately prior to the Effective Time, whether or not then exercisable, shall be assumed by Newco as provided in Section 8.5 of the Distribution Agreement.

     5.13. Expenses. (a) Except as otherwise provided in this Agreement, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Reorganization Agreements and the transactions contemplated thereby will be paid by the party to whom such expense is allocated on Schedule
3.7 to the Post-Closing Covenants Agreement.

     (b) The Company will pay Acquiror $60 million (the "Termination Fee") plus up to $2.5 million of Expenses, if (i) this Agreement is terminated pursuant to Sections 7.2(i) (by the Company), 7.2(ii), 7.3(ii) or 7.4(ii), (ii) prior to the termination of this Agreement, a bona fide Acquisition Proposal was commenced, publicly proposed, publicly disclosed or, in the case of clause (iii)(x) below, communicated to the Board of Directors of the Company (or the willingness of any person to make such an Acquisition Proposal was publicly disclosed or, in the case of clause (iii)(x) below, communicated to the Board of Directors of the Company) and (iii) (x) the Board of Directors of the Company, in accordance with
Section 5.5, withdrew or modified its approval or recommendation of this Agreement or the Merger in a manner materially adverse to Acquiror, approved or recommended such Acquisition Proposal, caused the Company to enter into an Acquisition Agreement with respect to an Acquisition Proposal or terminated this Agreement or (y) the requisite approval of the Company's stockholders for the Contribution, the Distribution or the Merger was not obtained at the Company Meeting (or the Company Meeting was not held prior to February 28, 1997) and, within twelve months following the date of the Company Meeting (or following the date of termination of this Agreement, if the Company Meeting was not held prior to such termination), an Acquisition Proposal shall have been consummated or the Company shall enter into a definitive agreement with respect to any Acquisition Proposal; provided, however, that the Termination Fee and Expenses will not be payable if, at the time of any action referred to in clause (iii)(x) above or the Company Meeting (or on the date of the termination of this Agreement, if the Company Meeting was not held prior to such termination), Acquiror shall be in material breach of its covenants or agreements contained in this Agreement. The Termination Fee and Expenses will be paid (in same-day funds), in the case of clause (iii)(x) above, on the second business day following the termination of this Agreement, or in the case of clause (y) above, on the second business day following the earlier of execution of such agreement or the consummation of such Acquisition Proposal.

     The Company will pay Acquiror the Termination Fee, plus up to $2.5 million of Expenses, if (i) this Agreement shall have been terminated by the Company pursuant to Section 7.2(i) because of the failure to satisfy the condition set forth in Section 6.2(c) (other than as a result of an action taken by Acquiror), "no adverse tax development" Section 6.2(d) or Section 6.1(g)(with respect to actions by the PBGC as to which the Company shall not have waived satisfaction thereof) and (ii) within twelve months of the date of termination, an A&D Acquisition Proposal shall have been consummated or the Company shall enter into a definitive agreement with respect to any A&D Acquisition Proposal, such payment to be made (in same-day funds) on the second business day following the execution of such agreement or the consummation of such A&D Acquisition Proposal; provided, however, that the Termination Fee and Expenses will not be payable if, at the time of the termination of this Agreement, Acquiror shall be in material breach of its covenants or agreements contained in this Agreement. In no event shall a Termination Fee and Expenses be payable under both this paragraph and the preceding paragraph.

     For purposes hereof, "Expenses" shall mean documented out-of-pocket fees and expenses incurred or paid by or on behalf of Acquiror in connection with efforts to consummate any of the transactions contemplated by the Reorganization Agreements, including financing fees, consent fees, printing costs and fees and expenses of counsel, investment banking firms, accountants, experts and consultants.

     5.14. Takeover Statutes. If any Takeover Statute is or may become applicable to the transactions contemplated by the Reorganization Agreements, each of the Company and Acquiror and their respective

                                     III-30

Boards of Directors will grant such approvals and take such actions as are necessary so that the transactions contemplated by the Reorganization Agreements may be consummated as promptly as practicable on the terms contemplated thereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on any of the transactions contemplated by the Reorganization Agreements.

     5.15. Securities Act Compliance. As soon as practicable after the date of the Company Meeting, the Company will identify to Acquiror all individuals who were reasonably believed by the Company to be, at the time of the Company Meeting, "affiliates" of the Company as that term is used in paragraphs (c) and
(d) of Rule 145 under the Securities Act (the "Rule 145 Affiliates"). The Company will use its reasonable best efforts to obtain a written agreement in the form of Annex F hereto from each person who is so identified as a possible Rule 145 Affiliate and will deliver such written agreements to Acquiror as soon as practicable after the Company Meeting. If any Rule 145 Affiliate refuses to provide such Agreement, Acquiror may place appropriate legends on the New Certificates evidencing the shares of Acquiror Common Stock to be received by such Affiliate and to issue appropriate stop transfer orders to the transfer agent.

     5.16. Stock Exchange Listing. (a) The Company will use its reasonable best efforts to list on the NYSE prior to the Closing Date, subject to official notice of issuance, the Newco Common Stock to be distributed by the Company pursuant to the Distribution.

     (b) Acquiror will use its reasonable best efforts to list on the NYSE prior to the Closing Date, subject to official notice of issuance, the Acquiror Common Stock to be issued pursuant to the Merger.

     5.17. Indebtedness. The Company agrees that immediately prior to the Effective Time, after giving effect to the Contribution and the other transactions contemplated by the Reorganization Agreements, there will not be outstanding any indebtedness for borrowed money, or any guarantees in respect of any indebtedness for borrowed money of any third party, in respect of which any of the Retained Companies is obligated, other than the Company Debt (as defined in the Distribution Agreement).

     5.18. Short-Term Debt. On the Closing Date, Acquiror will retire, repay, purchase, redeem or assume up to $565 million aggregate principal amount of short-term indebtedness constituting Company Debt (except for commercial paper, which shall be assumed by Acquiror on the Closing Date or, if such assumption is not permitted, guaranteed by Acquiror and retired, repaid, purchased or redeemed by Acquiror not later than the maturity date thereof (which shall be within 60 days following the Closing Date)); provided that such retirement, repayment, purchase, redemption or assumption is permitted by the terms of such indebtedness and does not require the payment of any penalties, premiums or fees.

                                   ARTICLE VI

                                   CONDITIONS

     6.1. Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party hereto to consummate the Merger are subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions:

          (a) Company Stockholder Approval. Each of the Contribution, the Distribution and the Merger shall have been duly approved by the affirmative vote of the holders of Company Common Stock and Company Class A Common Stock, voting together a class, representing at least a majority of the total number of votes entitled to be cast in accordance with the DGCL, other applicable law, the Company Charter and the Company By-laws.

          (b) NYSE Listing. The shares of Acquiror Common Stock to be issued pursuant to the Merger shall have been approved for listing on the NYSE prior to the Closing Date, subject to official notice of issuance.

          (c) HSR. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

                                     III-31

          (d) Litigation. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition shall be in effect that prohibits consummation of the transactions contemplated by the Reorganization Agreements.

          (e) Registration Statements; Form 8-A. The Registration Statements shall have become effective under the Securities Act, the Form 8-A shall have become effective under the Exchange Act, no stop order suspending the effectiveness of the Registration Statements or the Form 8-A shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

          (f) Pre-Merger Transactions. The transactions contemplated by Article III, including, without limitation, the Contribution, the Distribution, the Conversion and the Consent Solicitation shall have been consummated in accordance with the terms of this Agreement and the Distribution Agreement (which includes additional conditions to such consummation).

          (g) Advance Agreements. Acquiror, the Company and Newco shall each have received, in form and substance reasonably satisfactory to each, the advance agreements and approvals of Governmental Entities concerning the matters described on Schedule 9.1(e) to the Distribution Agreement.

          (h) Ancillary Agreements. The Distribution Agreement, the Tax Allocation Agreement and the Post-Closing Covenants Agreement shall have been executed and delivered in accordance with Section 3.2.

     6.2. Conditions to Obligation of the Company. The obligation of the Company to consummate the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of Acquiror and Sub set forth in the Reorganization Agreements
     (x) that are qualified as to materiality shall be true and correct and (y) that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except (i) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and (ii) for the effect of any activities or transactions which are contemplated by the Reorganization Agreements), and the Company will have received a certificate signed on behalf of Acquiror by the Chief Financial Officer of Acquiror to such effect.

          (b) Performance of Obligations of Acquiror and Sub. Acquiror and Sub shall have performed in all material respects all obligations required to be performed by them under the Reorganization Agreements at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Acquiror by the Chief Financial Officer of Acquiror to such effect.

          (c) Tax Opinions. The Company shall have received the opinions of Chadbourne & Parke LLP, counsel to the Company, and Wachtell, Lipton, Rosen & Katz, special counsel to the Company, each dated the Closing Date, to the effect that the Contribution and Distribution qualify as transactions described in Sections 351 and Section 355 of the Code and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code and that the Merger qualifies as a "reorganization" within the meaning of
     Section 368(a)(1)(B) of the Code.

          (d) No Adverse Tax Development. The Company shall have determined, after considering the advice of its independent tax counsel, that there has not occurred on or after the date of this Agreement any Adverse Tax Development (as defined below) that may or will result in the imposition of a material amount of Federal income Tax to the Company, Newco or any of their respective Subsidiaries or stockholders in respect of the Contribution, the Distribution or the Merger; provided, however, that if the Company (with the full and unconditional guarantee of Acquiror) agrees to indemnify and hold harmless the Newco Companies and any affected stockholders against the amount of income Tax imposed on them as result of the Contribution, the Distribution or the Merger (but only to the extent the amount of such income Tax exceeds the amount of such Tax that would have been imposed on them absent a change in

                                     III-32
     law, rules or regulations arising out of or related to such Adverse Tax Development), then this Section 6.2(d) shall no longer constitute a condition to the obligation of the Company to consummate the Merger, and the Tax Allocation Agreement shall be amended to reflect such agreement of the Company, Newco and Acquiror on terms mutually agreeable to the Company, Newco and Acquiror. For purposes of this Section 6.2(d), an "Adverse Tax Development" shall mean the enactment of any legislation; the passage of any bill by either House of Congress; the action or announcement of proposed action with respect to, or consideration of, proposed legislation by any Congressional Committee or Member thereof; the introduction of legislation by any Member of Congress; the announcement by any Member of Congress of an intent to introduce legislation; the announcement by the Executive branch of an intent to propose legislation; any announcement or notice by the IRS or the Department of the Treasury, including the issuance of any ruling or the proposal or adoption of any regulation; and any similar action, event or development.

          (e) NYSE Listing. The Newco Common Stock to be distributed by the Company pursuant to the Distribution shall have been approved for listing on the NYSE prior to the Closing Date, subject to official notice of issuance.

          (f) Certain Representations. The representations contained in Sections 4.2(f), 4.2(g) and 4.2(h) shall be true and correct as of the Closing Date as though made on and as of the Closing Date without giving effect to the limitation in such representations stating that such representations speak as of the date of this Agreement.

          (g) Governmental and Regulatory Consents. All filings required to be made prior to the Closing Date with, and all consents, approvals and authorizations required to be obtained prior to the Closing Date from, any Governmental Entity in connection with the execution, delivery and performance of the Reorganization Agreements shall have been made or obtained, except where the failure to make or obtain the same would not, individually or in the aggregate, (A) have a Material Averse Effect on the Newco Companies, taken as a whole, and (B) reasonably be expected to subject the Company or any of its Subsidiaries, or any of their affiliates or any directors or officers of any of the foregoing, to the risk of criminal liability.

     6.3. Conditions to Obligations of Acquiror and Sub. The obligations of Acquiror and Sub to consummate the Merger are also subject to the satisfaction or waiver by Acquiror on or prior to the Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company, Newco and the Operating Subsidiaries set forth in the Reorganization Agreements (x) that are qualified as to materiality shall be true and correct and (y) that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except (i) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and (ii) for the effect of any activities or transactions which are contemplated by the Reorganization Agreements) and Acquiror will have received a certificate signed on behalf of the Company by the Chief Financial Officer of the Company to such effect.

          (b) Performance of Obligations. Each of the Company, Newco and the Operating Subsidiaries shall have performed in all material respects all obligations required to be performed by it under the Reorganization Agreements at or prior to the Closing Date, and Acquiror shall have received a certificate signed on behalf of the Company by the Chief Financial Officer of the Company to such effect.

          (c) Tax Opinion. Acquiror shall have received an opinion of Cravath, Swaine & Moore, special counsel to Acquiror, dated the Closing Date, to the effect that the Merger qualifies as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code and shall have received opinions of Chadbourne & Parke LLP and Wachtell, Lipton, Rosen & Katz satisfactory to Acquiror in form and substance to the effect that the Contribution and Distribution qualify as transactions described in

                                     III-33

     Sections 351 and 355 of the Code and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code.

          (d) Distribution. The conditions to the obligations of the Company to consummate the Distribution set forth in Section 9.1 of the Distribution Agreement shall have been satisfied (without giving effect to any waiver of any such condition not approved by Acquiror).

          (e) Stock Options. No holder of any option to purchase Company Common Stock or Company Class A Common Stock shall have the right to receive, upon exercise of any such option following the Effective Time, any securities, cash or other property of the Company or Acquiror.

          (f) Accrued Interest. The Company shall have wired to an account designated by Acquiror same day funds in an amount equal to the excess (if any) of (1) the sum of (x) $4.5 million and (y) the Accrued Interest over
     (2) the Paydown Amount (as such terms are defined in the Distribution Agreement); provided, however, that cash in an amount not to exceed the aggregate outstanding principal amount of the Rockwell Australia Debt (as defined in the Distribution Agreement) retained by Rockwell Australia Limited shall be deemed to be transferred to Acquiror for purposes of this condition.

          (g) Certain Representations. The representations contained in Sections 4.1(h), 4.1(i) and 4.1(k) shall be true and correct as of the Closing Date as though made on and as of the Closing Date without giving effect to the limitation in such representations stating that such representations speak as of the date of this Agreement.

          (h) Governmental and Regulatory Consents. All filings required to be made prior to the Closing Date with, and all consents, approvals and authorizations required to be obtained prior to the Closing Date from, any Governmental Entity in connection with the execution, delivery and performance of the Reorganization Agreements shall have been made or obtained, except where the failure to make or obtain the same would not, individually or in the aggregate, (A) have a Material Adverse Effect on the Retained Companies, taken as a whole, or on Acquiror and its Subsidiaries, taken as a whole, and (B) reasonably be expected to subject the Company or any of its Subsidiaries, or Acquiror or any of its Subsidiaries, or any of their affiliates or any directors or officers of any of the foregoing, to the risk of criminal liability.

                                  ARTICLE VII

                                  TERMINATION

     7.1. Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by the stockholders of the Company, by the mutual written consent of the Company and Acquiror.

     7.2. Termination by Either the Company or Acquiror. This Agreement may be terminated and the Merger may be abandoned by either the Company or Acquiror if
(i) the Merger shall not have been consummated by February 28, 1997 or (ii) at the Company Meeting or at any adjournment thereof, the approvals of the Company's stockholders referred to in Section 6.1(a) shall not have been obtained; provided that in the case of a termination pursuant to clause (i) above, the terminating party and its Subsidiaries shall not have breached in any material respect their respective obligations under the Reorganization Agreements in any manner that shall have caused or resulted in the failure referred to above.

     7.3. Termination by the Company. This Agreement may be terminated and the Merger may be abandoned by the Company at any time prior to the Effective Time, before or after the approval by stockholders of the Company referred to in
Section 6.1(a), (i) if Acquiror or Sub shall have breached in any material respect any of the covenants, representations, warranties or agreements contained in any Reorganization Agreement, which breach shall not have been cured within 30 days following written notice of such breach, or (ii) pursuant to Section 5.5(b) of this Agreement.

     7.4. Termination by Acquiror. This Agreement may be terminated and the Merger may be abandoned by Acquiror at any time prior to the Effective Time, (i) if the Company, Newco or the Operating Subsidiaries

                                     III-34
shall have breached in any material respect any of the covenants, representations, warranties or agreements contained in any Reorganization Agreement, which breach shall not have been cured within 30 days following written notice of such breach, or (ii) if the Board of Directors of the Company shall have exercised any of its rights set forth in the second sentence of
Section 5.5(b) of this Agreement.

     7.5. Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VII, no party to the Reorganization Agreements (or any of its directors or officers) shall have any liability or further obligation to any other party, except as set forth in Sections 4.1(p), 4.2(j), 5.13, 7.5 and 8.17, and the second sentence of
Section 5.9(a), all of which shall survive such termination, and except that nothing herein shall relieve any party from liability for any material and willful breach of any of the Reorganization Agreements.

                                  ARTICLE VIII

                           MISCELLANEOUS AND GENERAL

     8.1. Survival. All representations and warranties contained in this Agreement shall be deemed only to be conditions of the Merger and shall not survive the Effective Time; provided, however, that the representations and warranties of the Company contained herein shall survive the Effective Time until 11:59 P.M. (New York City time) on the first anniversary of the Effective Time and the representations and warranties of Acquiror contained in Sections 4.2(j) and 4.2(d)(iii) shall survive the Effective Time until 90 days after the expiration of the relevant statute of limitations (including any extensions thereof); provided, further, that the representations and warranties of the Company set forth in clauses (ix) and (xii) of Section 4.1(l), Section 4.1(p) and the covenants set forth in Section 2.2(h) and 5.1(n) shall survive the Effective Time until 90 days after the expiration of the relevant statute of limitations (including any extensions thereof), the representation and warranty set forth in the penultimate sentence of the first paragraph of Section 4.1(g) shall survive the Effective Time until 11:59 p.m. (New York City time) on the tenth anniversary of the Effective Time and the representations and warranties set forth in Section 4.1(1) (other than those set forth in clauses (ix) and (xii) thereof) shall not survive the Effective Time. The covenants contained in this Agreement shall not survive the Effective Time except to the extent that they provide for or contemplate performance following the Effective Time.

     8.2. Modification or Amendment. Subject to the applicable provisions of the DGCL, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of the respective parties.

     8.3. Waiver; Remedies. The conditions to each party's obligation to consummate the Merger are for the sole benefit of such party and may be waived (in writing) by such party in whole or in part to the extent permitted by applicable law. No delay on the part of either Acquiror or the Company in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of either Acquiror or the Company of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

     8.4. Counterparts. For the convenience of the parties, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     8.5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     8.6. Notices. Any notice, request, instruction or other communication to be given hereunder by any party to another shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if

                                     III-35
delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by Federal Express or other nationally reputable next-day courier service, or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

          (a) If to the Company:

              Rockwell International Corporation
              World Headquarters
              2201 Seal Beach Boulevard
              Seal Beach, California 90743-8750
              Attention: William J. Calise, Jr., Esq.
                         Senior Vice President, General
                         Counsel and Secretary
              Telecopy: (310) 797-5687

              with copies to:

              Chadbourne & Parke LLP
              30 Rockefeller Plaza
              New York, New York 10112
              Attention: Peter R. Kolyer, Esq.
              Telecopy: (212) 541-5369

              and

              Wachtell, Lipton, Rosen & Katz
              51 West 52nd Street
              New York, New York 10019
              Attention: Eric S. Robinson, Esq.
              Telecopy: (212) 403-2000

          (b) if to Acquiror or Sub:

              The Boeing Company
              P.O. Box 3707
              M/S 13-08
              Seattle, Washington 98124-2207
              Attention: Theodore J. Collins, Esq.
                         Vice President & General Counsel
              Telecopy: (206) 544-4900

              with copies to:

              Cravath, Swaine & Moore
              Worldwide Plaza
              825 Eighth Avenue
              New York, New York 10019
              Attention: Allen Finkelson, Esq.
              Telecopy: (212) 474-3700

     8.7. Entire Agreement. The Reorganization Agreements (including the Annexes hereto, the Company Disclosure Schedule and the Acquiror Disclosure Schedule), the Transition Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof and thereof.

                                     III-36

     8.8. Certain Obligations. Whenever any Reorganization Agreement requires any of the Subsidiaries of any party to take any action, this Agreement will be deemed to include an undertaking on the part of such party to cause such Subsidiary to take such action.

     8.9. Assignment. No party to this Agreement shall convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of each other party hereto in its sole and absolute discretion. Any such conveyance, assignment or transfer without the express written consent of each other party shall be void ab initio. No assignment of this Agreement shall relieve the assigning party of its obligations hereunder.

     8.10. Definition of "Subsidiary". When a reference is made in this Agreement to a Subsidiary of a party, the term "Subsidiary" means any corporation or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

     8.11. Captions. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     8.12. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Reorganization Agreements, the party or parties who are or are to be thereby aggrieved shall have the right of specific performance and injunctive relief giving effect to its or their rights under the Reorganization Agreements, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     8.13. Severability. If any provision of the Reorganization Agreements or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions thereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated thereby is not affected in any manner adverse to any party. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     8.14. No Third Party Beneficiaries. Nothing contained in this Agreement is intended to confer upon any person or entity other than the parties hereto and their respective successors and permitted assigns, any benefit, right or remedies under or by reason of this Agreement.

     8.15. Annexes and Schedules. All Annexes hereto and the Company Disclosure Schedule (collectively, the "Schedules") attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Matters reflected on the Schedules are not necessarily limited to matters required by this Agreement to be reflected on such Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature. Capitalized terms used in any Schedule but not otherwise defined therein shall have the respective meanings assigned to such terms in this Agreement.

     8.16. No Representations or Warranties. Acquiror and Sub acknowledge that none of the Company or any of its Subsidiaries, any of their affiliates (including the Retained Companies) or any other person has made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding any of the Company, Newco, Newco's Subsidiaries, the Retained Companies or the Retained Business not included in the Reorganization Agreements, and none of the Company, any of its Subsidiaries or affiliates or any other person will have or be subject to any liability to Acquiror or any of its Subsidiaries, any of their affiliates or any other person resulting from the distribution to Acquiror or Sub, or

                                     III-37

Acquiror's or Sub's use of, any such information. Acquiror and Sub further acknowledge that, except as expressly set forth in the Reorganization Agreements, there are no representations or warranties of any kind, expressed or implied, with respect to any of the Company, Newco, Newco's Subsidiaries, the Retained Companies or the Retained Business.

     8.17. Consent to Jurisdiction. Each of the Company, Acquiror and Sub irrevocably submits to the exclusive jurisdiction of (i) the Superior Court of the State of California, San Francisco County and (ii) the United States District Court for the Northern District of California for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any action, suit or proceeding relating hereto except in such courts). Each of the Company, Acquiror and Sub further agrees that service of any process, summons, notice or document hand delivered or sent by registered mail to such party's respective address set forth in Section 8.6 will be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each of the Company, Acquiror and Sub irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Superior Court of the State of California, San Francisco County or (ii) the United States District Court for the Northern District of California, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     8.18. Definition of "Knowledge". For the purposes of this Agreement, "knowledge" or "aware of" or a similar phrase with respect to (i) the Company will mean the actual knowledge of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Senior Vice President, Finance and Planning and Chief Financial Officer, the Senior Vice President, General Counsel and Secretary, the Senior Vice President and President and Chief Operating Officer -- Aerospace and Defense, the Vice President, Law, the Corporate Intellectual Property Counsel, the Vice President,
Finance -- Aerospace and Defense, the President and Center Director -- Systems Development Center, the Vice President and Program Director -- Airborne Laser Program, the Vice President and General Manager -- Science Center, the
President -- Autonetics and Missile Systems Division, the Vice President and General Manager -- North American Aircraft Division, the Vice President and General Manager -- North American Aircraft Modification Division, the President, Rocketdyne Division or the President, Space Systems Division of the Company, and not any constructive or imputed knowledge of the Company or any of its Subsidiaries or affiliates or any of their directors, officers or employees and
(ii) Acquiror will mean the actual knowledge of the Chief Executive Officer, Chief Financial Officer, General Counsel, Controller or Secretary of Acquiror, and not any constructive or imputed knowledge of Acquiror or one of its Subsidiaries or affiliates or any of their directors, officers or employees.

                                     III-38

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.

                                          ROCKWELL INTERNATIONAL
                                          CORPORATION

                                          /s/  DONALD R. BEALL

                                          --------------------------------------
                                          Name: Donald R. Beall
                                          Title: Chairman of the Board and
                                                Chief Executive Officer

                                          THE BOEING COMPANY

                                          /s/  PHILIP M. CONDIT

                                          --------------------------------------
                                          Name: Philip M. Condit
                                          Title: President and Chief Executive
                                          Officer

                                          BOEING NA, INC.

                                          /s/  BOYD E. GIVAN

                                          --------------------------------------
                                          Name: Boyd E. Givan
                                          Title: Director

                                     III-39

                                                                         ANNEX A

--------------------------------------------------------------------------------

                       AGREEMENT AND PLAN OF DISTRIBUTION

                       DATED AS OF                , 1996

                                     AMONG

                      ROCKWELL INTERNATIONAL CORPORATION,
                     NEW ROCKWELL INTERNATIONAL CORPORATION
                          ALLEN-BRADLEY COMPANY, INC.,
                            ROCKWELL COLLINS, INC.,
                     ROCKWELL SEMICONDUCTOR SYSTEMS, INC.,
                     ROCKWELL LIGHT VEHICLE SYSTEMS, INC.,
                      ROCKWELL HEAVY VEHICLE SYSTEMS, INC.

                                      AND

                         ROCKWELL GRAPHIC SYSTEMS, INC.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
    ARTICLE I  DEFINITIONS...........................................................    2
         1.1.  Definitions...........................................................    2
   ARTICLE II  CONTRIBUTION AND ASSUMPTION...........................................    7
         2.1.  Contribution..........................................................    7
         2.2.  Assumption of Liabilities.............................................    9
         2.3.  Transfer and Assumption Documentation.................................   11
         2.4.  Nonassignable Contracts...............................................   11
         2.5.  Intercompany Arrangements.............................................   12
  ARTICLE III  RECAPITALIZATION OF NEWCO; MECHANICS OF DISTRIBUTION..................   12
         3.1.  Newco Capitalization..................................................   12
         3.2.  Recapitalization of Newco.............................................   12
         3.3.  Mechanics of Distribution.............................................   12
         3.4.  Timing of Distribution................................................   12
   ARTICLE IV  OTHER AGREEMENTS......................................................   13
         4.1.  Employment............................................................   13
         4.2.  Cross-License of Intellectual Property................................   13
         4.3.  Use of Names, Trademarks, etc. .......................................   14
         4.4.  Further Assurances....................................................   16
         4.5.  Cooperation...........................................................   16
    ARTICLE V  TAX MATTERS...........................................................   16
         5.1.  Tax Allocation........................................................   16
         5.2.  Tax Matters...........................................................   16
         5.3.  Transfer Taxes........................................................   16
   ARTICLE VI  MUTUAL RELEASE........................................................   16
         6.1.  Mutual Release, etc...................................................   16
  ARTICLE VII  ACCESS TO INFORMATION.................................................   17
         7.1.  Provision of Corporate Records........................................   17
         7.2.  Access to Information.................................................   17
         7.3.  Production of Witnesses...............................................   18
         7.4.  Retention of Records..................................................   19
         7.5.  Confidentiality.......................................................   19
 ARTICLE VIII  EMPLOYEE BENEFIT PLANS................................................   19
         8.1.  Employee Benefits Generally...........................................   19
         8.2.  Retirement Plans......................................................   19
         8.3.  Savings Plans.........................................................   23
         8.4.  Deferred Compensation Plans and Nonqualified Retirement and Savings
               Plans.................................................................   23
         8.5.  Employee Stock Options................................................   24

                                                                                       PAGE
                                                                                       ----
         8.6.  Long-Term Incentive Plan..............................................   24
         8.7.  Welfare Benefit Plans.................................................   25
         8.8.  Retiree Medical and Life Insurance....................................   26
         8.9.  Retention and Severance Obligations...................................   26
        8.10.  Free-Standing Plans...................................................   27
        8.11.  Employment, Consulting and Severance Agreements.......................   27
        8.12.  Welfare Plan Funding..................................................   27
        8.13.  Indemnification.......................................................   28
        8.14.  Cooperation...........................................................   29
        8.15.  Amendment, Modification or Termination of Benefits Plan...............   29
   ARTICLE IX  CONDITIONS............................................................   29
         9.1.  Conditions to Obligations of the Company..............................   29
    ARTICLE X  MISCELLANEOUS AND GENERAL.............................................   29
        10.1.  Modification or Amendment.............................................   29
        10.2.  Waiver; Remedies......................................................   29
        10.3.  Counterparts..........................................................   30
        10.4.  Governing Law.........................................................   30
        10.5.  Notices...............................................................   30
        10.6.  Entire Agreement......................................................   31
        10.7.  Certain Obligations...................................................   31
        10.8.  Assignment............................................................   31
        10.9.  Captions..............................................................   31
       10.10.  Specific Performance..................................................   31
       10.11.  Severability..........................................................   31
       10.12.  Third Party Beneficiaries.............................................   31
       10.13.  Schedules.............................................................   31
       10.14.  Consent to Jurisdiction...............................................   32

     AGREEMENT AND PLAN OF DISTRIBUTION, dated as of             , 1996 (this
"Agreement"), among ROCKWELL INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), NEW ROCKWELL INTERNATIONAL CORPORATION, a Delaware corporation ("Newco"), ALLEN-BRADLEY COMPANY, INC., a Wisconsin corporation ("A-B"), ROCKWELL COLLINS, INC., a Delaware corporation ("Collins"), ROCKWELL SEMICONDUCTOR SYSTEMS, INC., a Delaware corporation ("RSS"), ROCKWELL LIGHT VEHICLE SYSTEMS, INC., a Delaware corporation ("LVS"), ROCKWELL HEAVY VEHICLE SYSTEMS, INC., a Delaware corporation ("HVS"), and ROCKWELL GRAPHIC SYSTEMS, INC., a Delaware corporation ("Graphics"; and together with A-B, Collins, RSS, LVS and HVS, the "Operating Subsidiaries").

                             W I T N E S S E T H :

     WHEREAS, the Company, The Boeing Company, a Delaware corporation ("Acquiror"), and Boeing NA, Inc., a Delaware corporation and a wholly-owned subsidiary of Acquiror ("Sub"), have entered into an Agreement and Plan of Merger dated as of July 31, 1996 (the "Merger Agreement"), providing for the Merger (as defined in the Merger Agreement) of Sub with and into the Company;

     WHEREAS, immediately prior to the Conversion (as defined in the recitals to the Merger Agreement), the Company's Board of Directors, subject to the approval of the Company's stockholders, expects to distribute to the holders of Common Stock, par value $1.00 per share, of the Company ("Company Common Stock") and Class A Common Stock, par value $1.00 per share, of the Company ("Company Class A Common Stock"), other than shares held in the treasury of the Company, on a pro rata basis all of the issued and outstanding shares of Common Stock, par value $1.00 per share, of Newco ("Newco Common Stock") and Class A Common Stock, par value $1.00 per share, of Newco ("Newco Class A Common Stock"), in each case with the associated Rights (as defined in Section 1.1) (the "Distribution");

     WHEREAS, immediately prior to the Distribution, the Company's Board of Directors, subject to the approval of the Company's stockholders, expects to cause (i) the Company to contribute certain assets to the Operating Subsidiaries as a capital contribution or in exchange for shares of their stock, (ii) the Company to contribute the stock of the Operating Subsidiaries and certain other assets to Newco as a capital contribution and (iii) Newco and the Operating Subsidiaries to assume certain liabilities of the Company, all as more specifically provided herein (the transactions described in clauses (i), (ii) and (iii) are referred to collectively as the "Contribution");

     WHEREAS, the purpose of the Distribution is to make possible the Merger by divesting the Company of the businesses and operations to be conducted by Newco and the Operating Subsidiaries, which Acquiror is unwilling to acquire;

     WHEREAS, it is the intention of the parties to this Agreement that the Contribution and Distribution will qualify as transactions described in Sections 351 and Section 355 of the Internal Revenue Code of 1986, as amended (the "Code") and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code; and

     WHEREAS, this Agreement sets forth or provides for certain agreements by and among the Company, Newco and the Operating Subsidiaries in consideration of the separation of the ownership of the Company and Newco;

     NOW, THEREFORE, in consideration of the premises, and of the respective covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

          "A-B Business" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting automation products and systems, including, without limitation, programmable controllers, human/machine interface devices, communications networks, programming and application software, AC/DC drives and drive systems, sensing and motion control devices, machine vision products, computer numeric control systems, data acquisition products, standard and engineered motors, mechanical power transmission equipment, and support services for all of the foregoing, and activities related thereto, and shall include any former or discontinued operations primarily related to the A-B Business as previously conducted.

          "Accrued Interest" shall mean all accrued and unpaid interest on the Company Debt to the Closing Date other than accretion on commercial paper to the extent such accretion is included in Company Debt.

          "Additional Retained Facilities" shall mean the Company's Seal Beach, California world headquarters, the Company's Systems Development Center, the Company's Information Systems Center and the Company's Government Affairs, Marketing and International Offices located in Washington, D.C. (Arlington, VA) and related international and field offices listed on
     Schedule 2.1(b)(i)(D).

          "Aerospace Business" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting spacecraft, liquid-fueled rocket engines, military and civilian aircraft, tactical weapons, unmanned missiles, applied energy technologies (including, without limitation, solar, kinetic and laser), and parts, components and materials for the foregoing, contract work for the National Aeronautics and Space Administration and the Company's interest in United Space Alliance, LLC, and activities related thereto, and shall include any former or discontinued operations primarily related to the Aerospace Business as previously conducted, including, without limitation, the former or discontinued operations listed on Schedule 1.1(a)(i); provided, however, that Aerospace Business does not include any part of the Collins Business, any Contributed A&D Assets or any Divested Business of the Aerospace Business, including, without limitation, the Divested Businesses listed on
     Schedule 1.1(a)(ii).

          "Affiliate" shall mean, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person; provided, however, that for purposes of this Agreement and the Post-Closing Covenants Agreement, from and after the Time of Contribution, no member of either Group shall be deemed to be an Affiliate of any member of the other Group.

          "Assets" shall mean any and all assets, properties and rights, whether tangible or intangible, whether real, personal or mixed, whether fixed, contingent or otherwise, and wherever located, including, without limitation, the following:

             (i) real property interests (including leases), land, plants, buildings and improvements;

             (ii) machinery, equipment, tooling, vehicles, furniture and fixtures, leasehold improvements, repair parts, tools, plant, laboratory and office equipment and other tangible personal property, together with any rights or claims arising out of the breach of any express or implied warranty by the manufacturers or sellers of any of such assets or any component part thereof;

             (iii) inventories, including raw materials, work-in-process, finished goods, parts, accessories and supplies;

             (iv) cash, bank accounts, notes, loans and accounts receivable (whether current or not current), interests as beneficiary under letters of credit, advances and performance and surety bonds;

             (v) certificates of deposit, banker's acceptances, shares of stock, bonds, debentures, evidences of indebtedness, certificates of interest or participation in profit-sharing agreements, collateral-trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting-trust certificates, puts, calls, straddles, options, swaps, collars, caps and other securities or hedging arrangements of any kind;

             (vi) financial, accounting and operating data and records including, without limitation, books, records, notes, sales and sales promotional data, advertising materials, credit information, cost and pricing information, customer and supplier lists, reference catalogs, payroll and personnel records, minute books, stock ledgers, stock transfer records and other similar property, rights and information;

             (vii) patents, patent applications, trademarks, trademark applications and registrations, trade names, service marks, service names, copyrights and copyright applications and registrations, commercial and technical information including engineering, production and other designs, drawings, specifications, formulae, technology, computer and electronic data processing programs and software, inventions, processes, trade secrets, know-how, confidential information and other proprietary property, rights and interests;

             (viii) agreements, leases, contracts, sale orders, purchase orders, open bids and other commitments and all rights therein;

             (ix) prepaid expenses, deposits and retentions held by third parties;

             (x) claims, causes of action, choses in action, rights under insurance policies, rights under express or implied warranties, rights of recovery, rights of set-off, rights of subrogation and all other rights of any kind;

             (xi) licenses, franchises, permits, authorizations and approvals;
        and

             (xii) goodwill and going concern value.

          "Brooktree Acquisition" shall mean the proposed acquisition of Brooktree Corporation, a California corporation ("Brooktree"), pursuant to the Agreement and Plan of Merger dated as of July 1, 1996 among the Company, ROK II Acquisition Corporation and Brooktree.

          "Collins Business" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting avionics, communication and navigation products and systems and parts, components and materials for the foregoing, including without limitation: electronic equipment for flight control, cockpit display, navigation, voice and data communication, cockpit management, radar, global positioning and other systems for airlines, corporate aircraft, government and military applications; call center products and systems; mobile communication and information systems to the land transportation market (including the Company's Automatic Vehicle Locating System and Vision Sensor Initiatives Programs) and flat panel displays and other optical components, and activities related thereto, and shall include the Collins Avionics and Communications Division, Collins Commercial Avionics, the Communication Systems Division and any former or discontinued operations primarily related to the Collins Business as previously conducted; provided, however, that Collins Business does not include Collins International Service Company located at 3200 East Renner Road, Richardson, Texas, Rockwell

     Australia Limited and its Subsidiaries or any business thereof (which shall constitute part of the Defense Business).

          "Communication Systems Division" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting information message handling and communication systems and products that support command, control and communications for land, sea and air applications, including without limitation: integrated command and control systems for military and civilian agencies; fixed and airborne VLF communications; multispectrum tactical HF through satellite communications for fixed and transportable applications; satellite communications through the EHF band; airborne communication systems including platform integration; avionics and special mission systems integration and aircraft modification; medical information systems; global private networks; satellite-based air traffic management and worldwide service and support for operations and maintenance, construction and EF&I (engineer, furnish and install), and activities related thereto, and shall include any former or discontinued operations primarily related to the Communication Systems Division as previously conducted; provided, however, that the Communication Systems Division does not include Collins International Service Company located at 3200 East Renner Road, Richardson, Texas, Rockwell Australia Limited and its Subsidiaries or any business thereof (which shall constitute part of the Defense Business).

          "Company Debt" shall mean indebtedness of the Company in an aggregate principal amount of $2,165,000,000, consisting of:

             (i) Old Company Notes in the aggregate principal amount of $1,600,000,000, as the same may be amended pursuant to the Consent Solicitation;

             (ii) commercial paper or other short-term borrowings in the aggregate principal amount of $565,000,000 (with respect to commercial paper issued at a discount, the accreted value at the Closing Date shall be deemed to be the principal amount thereof), less the aggregate principal amount of any outstanding Rockwell Australia Debt (as defined below), or any indebtedness issued in replacement thereof or in exchange therefor; and

             (iii) bank borrowings of Rockwell Australia Limited in the aggregate principal amount of not more than a United States dollar equivalent of $30,000,000 (the "Rockwell Australia Debt") (it being understood that it is the current intention of the Company to repay the Rockwell Australia Debt prior to the Time of Contribution);

     provided that no short-term debt other than commercial paper shall constitute "Company Debt" unless it is prepayable in full at any time without premium or penalty and no commercial paper shall constitute "Company Debt" unless it matures or is payable or prepayable in full within 60 days after the Effective Time without premium or penalty.

     For purposes of calculating the United States dollar equivalent of any Rockwell Australia Debt, the New York foreign exchange selling rate applicable to Australian dollars as published in The Wall Street Journal, Eastern Edition, for the second business day preceding the Closing Date shall be used.

          "Company Group" shall mean the Company and its Subsidiaries, other than Newco and its Subsidiaries (determined after giving effect to the transfers contemplated by Article II of this Agreement).

          "Contributed A&D Assets" shall have the meaning set forth in Section 2.1(a)(vii).

          "DOE" shall mean the United States Department of Energy or any predecessor Governmental Entity.

          "Defense Business" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries (including, without limitation, Collins International Service Company and Rockwell

     Australia Limited) and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting the following for defense markets: aircraft electronic upgrades and modifications, tactical weapons, space defense sensors and electronics, navigation and guidance systems for strategic missiles, tactical weapons, ships and submarines, naval combat systems for ships and submarines, proprietary programs, and parts, components and materials for the foregoing, and activities related thereto, and shall include any former or discontinued operations primarily related to the Defense Business as previously conducted, including, without limitation, the former or discontinued operations listed on Schedule 1.1(b)(i); provided, however, that the Defense Business does not include any part of the Collins Business (including the Company's Automatic Vehicle Locating System and Vision Sensor Initiatives Programs heretofore conducted by the Autonetics & Missile Systems Division of the Company), any Contributed A&D Assets or any Divested Business of the Defense Business, including, without limitation, the Divested Businesses listed on Schedule 1.1(b)(ii).

          "Divested Business" shall mean any corporation, division or other business unit (including any Assets and Liabilities comprising the same) that has been sold, conveyed, assigned, transferred or otherwise divested, in whole or in part, by the Company or any of its Subsidiaries to any third party prior to the Time of Contribution, but shall not include any corporation, division, other business unit, product line or contract the operations or production of which has been discontinued, completed or otherwise terminated by the Company or any of its Subsidiaries, but not sold, conveyed, assigned, transferred or otherwise divested to a third party.

          "Environmental Law" shall mean any Federal, state, local or foreign statute, law, regulation, rule or common law of, or any judgment, injunction, order or decree of or settlement agreement with, any Governmental Entity, relating to (x) the protection of the environment or
     (y) the use, storage, treatment, generation, transportation, processing, handling, release or disposal of Hazardous Substances, in each case as in effect on the date hereof or in the future.

          "Environmental Liabilities" shall mean all Liabilities relating to or arising out of any Environmental Law or contract or agreement relating to environmental, health or safety matters (including removal, remediation or cleanup costs, investigatory costs, governmental response costs and administrative oversight costs, environmental monitoring costs, natural resources damages, property damages, personal injury damages, costs of medical monitoring, costs of compliance with any settlement, judgment or other determination of Liability and indemnity, contribution or similar obligations) irrespective of whether such Liabilities are asserted, in the first instance, to be the responsibility of a Governmental Entity or any other Person.

          "Graphics Business" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting web offset presses and other graphic arts and related equipment for newspaper and commercial printing, and activities related thereto, and shall include any former or discontinued operations primarily related to the Graphics Business as previously conducted.

          "Graphics Sale" shall mean the proposed sale of the Graphics Business pursuant to the Stock and Asset Purchase Agreement between the Company and Goss Graphic Systems, Inc. dated as of April 26, 1996, as amended, or any agreement entered into subsequent thereto.

          "Group" shall mean the Company Group or the Newco Group.

          "HVS Business" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting drivetrain components and systems for heavy- and medium-duty commercial trucks, trailers, buses, off-highway commercial vehicles and government heavy-duty wheeled vehicles, and activities related thereto, and shall include any former or discontinued operations primarily related to the HVS Business as previously conducted.

          "Information" shall mean all records, books, contracts, instruments, computer data and other data and information.

          "Liabilities" shall mean any and all debts, liabilities, commitments and obligations, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, whenever or however arising and whether or not the same would be required by generally accepted accounting principles to be reflected in financial statements or disclosed in the notes thereto.

          "Litigation Matters" shall mean actual, threatened or future litigations, investigations, proceedings (including arbitration proceedings), claims or other legal matters that have been or may be asserted by or against, or otherwise affect, the Company and/or Newco (or members of either Group).

          "LVS Business" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting sunroof, door access control and seat adjusting systems, suspensions and wheels, anti-squeeze windows, electronic controls and automobile global positioning systems for passenger car and light truck industries, and activities related thereto, and shall include any former or discontinued operations primarily related to the LVS Business as previously conducted.

          "Newco Group" shall mean Newco and its Subsidiaries, including the Operating Subsidiaries (determined after giving effect to the transfers contemplated by Article II of this Agreement).

          "Paydown Amount" shall be the excess, if any, of $2.165 billion over the aggregate principal amount of the Company Debt at the Effective Time (calculated as set forth in the definition of Company Debt).

          "Person" shall mean an individual, a partnership, a joint venture, a corporation, a limited liability entity, a trust, an unincorporated organization or other entity or a government or any department or agency thereof.

          "Preexisting Environmental Conditions" shall mean conditions of the environment (including ambient air, the ocean, natural resources (including flora and fauna), soil, surface water, groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata or as otherwise defined in any Environmental Law) existing at the Time of Contribution relating to or arising from the presence, use, treatment, or Release or threatened Release of any Hazardous Substance but does not include any Special Liabilities. For purposes of the definition of the term "Preexisting Environmental Condition", the term "Hazardous Substance" shall include any waste, substance, material, pollutant or contaminant now, or in the future, listed, defined, designated or classified as hazardous, toxic or radioactive, or otherwise regulated, now or in the future, under any Environmental Law, and any waste, material or substance contaminated by, or alleged to be contaminated by, any Hazardous Substance.

          "Privileged Information" shall mean, with respect to either Group, Information regarding a member of such Group, or any of its operations, employees, Assets or Liabilities (whether in documents or stored in any other form or known to its employees or agents) that is or may be protected from disclosure pursuant to the attorney-client privilege, the work product doctrine or other applicable privileges, that a member of the other Group may come into possession of or obtain access to pursuant to this Agreement or otherwise.

          "Release" shall have the same meaning given such term in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. sec. 9601(22).

          "Representatives" shall mean directors, officers, employees, agents, consultants, advisors, accountants, attorneys and representatives.

          "Retained Facilities" shall mean the Company's facilities identified on Schedule 2.1(b)(i)(A) and all buildings, improvements and fixtures at such facilities.

          "Right" shall mean a preferred share purchase right issued pursuant to
     the Rights Agreement dated as of             , 1996 between Newco and
                       , as Rights Agent.

          "Science Center" shall mean the Company's Science Center located at 1049 Camino Dos Rios, Thousand Oaks, California and other related facilities located at Suite 400, 444 High Street, Palo Alto, California and Building 241, 3370 Miraloma Avenue, Anaheim, California.

          "Semiconductor Systems Business" shall mean the business heretofore and currently engaged in by the Company and its Subsidiaries and their respective predecessors of designing, building, selling, installing, modifying, repairing, servicing and supporting semiconductors for fax, voice and data modems for fax machines, personal computers and other uses, chipsets for cellular and cordless phones, wireless modem devices for laptop computers and modules for global positioning system receivers, and activities related thereto, and shall include any former or discontinued operations primarily related to the Semiconductor Systems Business as previously conducted; provided, however, that if the Brooktree Acquisition shall have been consummated prior to the Time of Contribution, Semiconductor Systems Business shall include Brooktree.

          "Special Liabilities" shall mean any Liabilities of the Company or any of its Subsidiaries (including any Environmental Liability) arising out of or relating to (i) the Rocky Flats Plant, Golden, Colorado, (ii) the Hanford Nuclear Reservation, Hanford, Washington, (iii) the INEL complex in Idaho, (iv) the Company's or any of its Subsidiaries decontamination and decommissioning work at various atomic or nuclear facilities throughout the United States (excluding, for purposes of the definition of Special Liabilities only, Santa Susana and Canoga Park, California) and (v) the Company's work relating to Interatom (Internationale Atomreaktorbau GmbH), and any Liabilities of the Company or any of its Subsidiaries (including any Environmental Liabilities), arising out of or relating to any products manufactured or any services provided by the Company or any of its Subsidiaries which involved the use, storage, treatment, generation, transportation, processing, handling, release or disposal of radioactive, fissionable or fusionable materials or any waste products or by-products of any process involving radioactive, fissionable or fusionable materials (other than activities of the Company and its Subsidiaries at Santa Susana and Canoga Park, California).

          "Tax" or "Taxes" shall have the meaning assigned to such term in the Tax Allocation Agreement.

          "Time of Contribution" shall mean the time immediately prior to the Time of Distribution as of which the Contribution is effective.

          "Time of Distribution" shall mean the time as of which the Distribution is effective.

          "Transfer Agent" shall mean Mellon Bank, N.A., c/o Chase Mellon Shareholder Services, P.O. Box 444, Pittsburgh, Pennsylvania 15230-0444 or 120 Broadway, 33rd Floor, New York, New York 10271, telephone (800) 204-7800, the transfer agent for the Company Common Stock and Company Class A Common Stock.

                                   ARTICLE II

                          CONTRIBUTION AND ASSUMPTION

     2.1. Contribution.

     (a) Subject to Section 2.1(b) and effective as of the Time of Contribution, the Company hereby contributes, grants, conveys, assigns, transfers and delivers to Newco and the Operating Subsidiaries all the Company's right, title and interest in and to any and all Assets of the Company (collectively, the "Contributed Assets"), allocated as follows or as Newco shall otherwise direct:

          (i) all Assets of the Company that are used primarily or that are held primarily for use in the A-B Business (other than the capital stock of A-B) and all of the issued and outstanding shares of capital stock of Reliance Electric Company, a Delaware corporation, are contributed to A-B as a capital contribution;

          (ii) all Assets of the Company that are used primarily or that are held primarily for use in the Collins Business are contributed to Collins in exchange for 1,000 shares of the Common Stock, par value $1.00 per share, of Collins, constituting all of the outstanding shares of Collins;

          (iii) all Assets of the Company that are used primarily or that are held primarily for use in the Semiconductor Systems Business, and if the Brooktree Acquisition shall have been consummated prior to the Time of Contribution, all of the issued and outstanding shares of capital stock of Brooktree, are contributed to RSS in exchange for 1,000 shares of the Common Stock, par value $1.00 per share, of RSS, constituting all of the outstanding shares of RSS;

          (iv) all Assets of the Company that are used primarily or that are held primarily for use in the LVS Business are contributed to LVS in exchange for 1,000 shares of the Common Stock, par value $1.00 per share, of LVS, constituting all of the outstanding shares of LVS;

          (v) all Assets of the Company that are used primarily or that are held primarily for use in the HVS Business are contributed to HVS in exchange for 1,000 shares of the Common Stock, par value $1.00 per share, of HVS, constituting all of the outstanding shares of HVS;

          (vi) if the Graphics Sale has not been consummated prior to the Time of Contribution, all Assets of the Company that are used primarily or that are held primarily for use in the Graphics Business (other than the capital stock of Graphics) are contributed to Graphics as a capital contribution;

          (vii) the Company's properties at El Segundo, California, Lakewood, California, and Building 37 at Canoga Park, California more specifically identified on Schedule 2.1(a)(vii) (collectively, the "Contributed A&D Assets") are contributed to A-B as a capital contribution;

          (viii) the Science Center is contributed to Newco as a capital contribution;

          (ix) all issued and outstanding shares of Atomics International, Inc., Narland Corporation and Rockwell Aerospace & Electronics, Inc. are contributed to Newco as a capital contribution;

          (x) the Health Care Claims (as defined in the Post-Closing Covenants Agreement) are contributed to Newco as a capital contribution; and

          (xi) immediately following the contributions referred to in clauses
     (i) through (x) above, all of the issued and outstanding shares of Common Stock of A-B, Collins, RSS, LVS, HVS, Graphics (if the Graphics Sale shall not theretofore have been consummated) and all other Assets of the Company (other than the Retained Assets) not otherwise specifically contributed to an Operating Subsidiary pursuant to this Section 2.1(a), including (x) all cash and cash equivalents of the Company and its Subsidiaries (other than as listed on Schedule 2.1(b)(i)(C) and other than cash (including for this purpose cash held by Rockwell Australia Limited in an amount not to exceed the aggregate outstanding principal amount of the Rockwell Australia Debt) in an amount equal to the excess, if any, of (A) the sum of (1) $4.5 million and (2) the Accrued Interest over (B) the Paydown Amount), and (y) the Company's rights under Article II of the Merger Agreement, the last sentence of Section 3.1 of the Merger Agreement, Section 4.2(j) of the Merger Agreement, Section 4.2(d)(iii) of the Merger Agreement, the second sentence of Section 5.9(a) of the Merger Agreement, Section 5.13(a) of the Merger Agreement, Section 5.18 of the Merger Agreement and Section 8.17 of the Merger Agreement, are contributed to Newco as a capital contribution.

     If any Assets that are used primarily or that are held primarily for use in the A-B Business, the Collins Business, the Semiconductor Systems Business, the LVS Business, the HVS Business or the Graphics Business are held in a Subsidiary of the Company that would not be owned directly or indirectly by A-B, Collins, RSS, LVS, HVS or Graphics, respectively, as a result of the foregoing allocation, then, notwithstanding the foregoing allocation, the Company shall cause each such Subsidiary to contribute such Assets to the appropriate Operating Subsidiary or a Subsidiary thereof or as Newco otherwise directs.

     (b) Notwithstanding Section 2.1(a), the Company hereby retains and does not contribute to Newco or the Operating Subsidiaries all the Company's right, title and interest in and to the following Assets (collectively, the "Retained Assets"):

          (i) all the Company's right, title and interest (including minority interests) in and to (A) all Assets of the Company or any of its Subsidiaries that are used primarily in or that are held primarily for use in or that are otherwise necessary for the operation, as presently conducted, of (1) the Aerospace Business and the Defense Business, including, without limitation, in the Company's Autonetics and Missile Systems Division, the Company's North American Aircraft Division, the Company's North American Aircraft Modification Division, the Company's Rocketdyne Division, the Company's Space Systems Division and the Company's Airborne Laser Program (excluding the Communication Systems Division, but including Collins International Service Company and Rockwell Australia Limited), and including, without limitation, the Retained Facilities, and
     (2) the Additional Retained Facilities (other than miscellaneous furnishings, artwork, computers and other equipment and personal property used by Company employees who will become Newco Group Continuing Employees following the Time of Contribution), (B) the helicopter and corporate jet aircraft included on Schedule 2.1(b)(i)(B), and (C) whether or not included within the Assets set forth in clause (A) above, all Assets (including, without limitation, capital stock and partnership interests) reflected on the June 30 Balance Sheet, as such Assets may have been added to, sold in the ordinary course of business or otherwise changed since such date; provided, however, that cash or cash equivalents (other than as listed on Schedule 2.1(b)(i)(C) and cash (including for this purpose cash held by Rockwell Australia Limited in an amount not to exceed the aggregate outstanding principal amount of the Rockwell Australia Debt) in an amount equal to the excess, if any, of (D) the sum of (1) $4.5 million and (2) the Accrued Interest over (E) the Paydown Amount), the Contributed A&D Assets, the assets associated with services to be provided by Newco pursuant to
     Schedule 3.4 of the Post-Closing Covenants Agreement and the assets associated with the headquarters functions described in the Retained Business Audited Financial Statements shall not constitute Retained Assets;

          (ii) all issued and outstanding shares of capital stock of the Subsidiaries of the Company identified on Schedule 2.1(b)(ii) (the "Retained Subsidiaries");

          (iii) all rights in and use of the names "Autonetics", "North American Aviation" and "Rocketdyne" and all derivatives thereof;

          (iv) all rights of the Company under the Reorganization Agreements (including the Merger Agreement), except as otherwise specifically provided therein and except that the Company's rights under Section 2.1(a)(xi)(y) of this Agreement shall not constitute Retained Assets; and

          (v) the Environmental Coverage Claims.

If any Assets that are used primarily or that are held primarily for use in or that are otherwise necessary for the operation, as presently conducted, of the Aerospace Business, the Defense Business or the Additional Retained Facilities (other than miscellaneous furnishings, artwork, computers and other equipment and personal property used by Company employees who will become Newco Group Continuing Employees following the Time of Contribution and other than the assets excluded from the definition of Retained Assets by the proviso to Section 2.1(b)(i)) are held in a Subsidiary of the Company that is not a Retained Subsidiary, then the Company shall cause each such Subsidiary to contribute such Assets to the appropriate Retained Subsidiary.

     2.2. Assumption of Liabilities.

     (a) Subject to Section 2.2(b) and effective as of the Time of Contribution, Newco and the Operating Subsidiaries, in partial consideration for the Contribution, hereby unconditionally assume and undertake to pay, satisfy and discharge when due in accordance with their terms the following Liabilities of the Company and any of its Subsidiaries (collectively, the "Assumed Liabilities"), allocated as follows or as Newco shall otherwise direct:

          (i) all Liabilities relating primarily to or arising primarily from the A-B Business are assumed by A-B and Newco;

          (ii) all Liabilities relating primarily to or arising primarily from the Collins Business are assumed by Collins and Newco;

          (iii) all Liabilities relating primarily to or arising primarily from the Semiconductor Systems Business are assumed by RSS and Newco;

          (iv) all Liabilities relating primarily to or arising primarily from the LVS Business are assumed by LVS and Newco;

          (v) all Liabilities relating primarily to or arising primarily from the HVS Business are assumed by HVS and Newco;

          (vi) if the Graphics Sale has not been consummated on or prior to the Time of Contribution, all Liabilities relating primarily to or arising primarily from the Graphics Business are assumed by Graphics and Newco;

          (vii) all Special Liabilities are assumed by Newco;

          (viii) all Liabilities (including without limitation indemnification obligations) relating primarily to or arising primarily from (A) the reports, registration statements and other documents filed by the Company with the SEC prior to the Time of Contribution (including the Company's consolidated financial statements for periods prior to the Time of Contribution included or incorporated by reference therein) and (B) any breach or alleged breach by any director of the Company of his fiduciary duties to the Company and its stockholders occurring at or prior to the Time of Contribution, in each case referred to in the foregoing clauses (A) and (B) notwithstanding the fact that such Liabilities may relate primarily to or arise primarily from the Aerospace Business, the Defense Business or the Additional Retained Facilities, are assumed by Newco, but excluding any matter for which the Company would be required to provide indemnification pursuant to Section 2.2(ii) of the Post-Closing Covenants Agreement;

          (ix) all Liabilities relating primarily to or arising primarily from any Divested Business of the Aerospace Business or the Defense Business, including, without limitation, the Divested Businesses listed on Schedules 1.1(a)(ii) and 1.1(b)(ii), are assumed by Newco;

          (x) all Liabilities relating primarily to or arising primarily from Atomics International, Inc., Narland Corporation and Rockwell Aerospace & Electronics, Inc. are assumed by Newco;

          (xi) all Liabilities relating to the Contributed A&D Assets are assumed by Newco;

          (xii) all Liabilities in respect of indebtedness for borrowed money (including any guarantees in respect of indebtedness for borrowed money of any third party of the Company and any of its Subsidiaries) other than the Company Debt are assumed by Newco;

          (xiii) all Liabilities that are contemplated by the Reorganization Agreements as Liabilities to be retained by any member of the Newco Group, and any agreements, obligations and Liabilities of the Newco Group under the Reorganization Agreements (including any Liabilities of the Company described in Sections 4.1(p) and 5.13 of the Merger Agreement) are assumed by Newco; and

          (xiv) all other Liabilities, other than the Retained Liabilities, are assumed by Newco.

The Liabilities referred to in clauses (i) - (xiii) above are referred to collectively as the "Newco Liabilities". If any Liabilities relating primarily to or arising primarily from the A-B Business, the Collins Business, the Semiconductor Systems Business, the LVS Business, the HVS Business or the Graphics Business are obligations of a Subsidiary of the Company other than A-B, Collins, RSS, LVS, HVS or Graphics, or a direct or indirect Subsidiary thereof, as a result of the allocation of Assets of the Company set forth in Section 2.1, then, notwithstanding the foregoing allocation or the allocation of Assets of the Company set forth in Section 2.1, the appropriate Operating Subsidiary or a Subsidiary thereof shall assume each such Liability.

     (b) Notwithstanding Section 2.2(a), the Company hereby retains, and Newco and the Operating Subsidiaries do not assume and will have no liability with respect to, the following Liabilities (collectively, the "Retained Liabilities"):

          (i) the Company Debt, together with the Accrued Interest;

          (ii) all Liabilities (A) relating primarily to or arising primarily from the Aerospace Business or the Defense Business as conducted at any time prior to, on or after the Time of Contribution or any other Retained Assets or (B) associated with the current and former operations of the Additional Retained Facilities; provided, however, that the Retained Liabilities shall not include any Newco Liabilities; and

          (iii) all Liabilities that are contemplated by the Reorganization Agreements (including the Schedules thereto) (other than the Merger Agreement) as Liabilities to be retained by any member of the Company Group, and any agreements, obligations and Liabilities of the Company Group under the Reorganization Agreements (other than the Merger Agreement), except as otherwise specifically provided herein or therein and except for obligations which are required or contemplated to be performed prior to the Effective Time.

If any Liabilities relating primarily to or arising primarily from the Aerospace Business, the Defense Business or the Additional Retained Facilities are obligations of a Subsidiary of the Company other than a Retained Subsidiary as a result of the allocation of Assets of the Company set forth in Section 2.1, then, notwithstanding the foregoing allocation or the allocation of Assets of the Company set forth in Section 2.1, the Company shall, or shall cause the appropriate Retained Subsidiary to, assume each such Liability.

     2.3. Transfer and Assumption Documentation. In furtherance of the contribution, grant, conveyance, assignment, transfer and delivery of the Contributed Assets and the assumption of the Assumed Liabilities set forth in this Article II, at the Time of Contribution or as promptly as practicable thereafter (i) the Company shall execute and deliver, and cause its Subsidiaries to execute and deliver, such deeds, bills of sale, stock powers, certificates of title, assignments of leases and contracts and other instruments of contribution, grant, conveyance, assignment, transfer and delivery necessary to evidence such contribution, grant, conveyance, assignment, transfer and delivery and (ii) Newco or the appropriate member of the Newco Group shall execute and deliver such instruments of assumption as and to the extent necessary to evidence such assumption.

     2.4 Nonassignable Contracts. Anything contained herein to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any lease, license agreement, contract, agreement, sales order, purchase order, open bid or other commitment or Asset if an assignment or attempted assignment of the same without the consent of the other party or parties thereto would constitute a breach thereof or in any way impair the rights of the Newco Group or the Company Group thereunder. The Company shall, prior to the Time of Contribution, use reasonable best efforts (it being understood that such efforts shall not include any requirement of the Company Group to expend money or offer or grant any financial accommodation) as requested by Newco, and Newco shall cooperate in all reasonable respects with the Company, to obtain all consents and waivers and to resolve all impracticalities of assignments or transfers necessary to convey to Newco and the Operating Subsidiaries the Contributed Assets. If any such consent is not obtained or if an attempted assignment would be ineffective or would impair either Group's rights under any such lease, license agreement, contract, agreement, sales order, purchase order, open bid or other commitment or Asset so that Newco or the Operating Subsidiaries would not receive all such rights, then (x) the Company shall use reasonable best efforts (it being understood that such efforts shall not include any requirement of the Company Group to expend money or offer or grant any financial accommodation) to provide or cause to be provided to Newco or the appropriate Operating Subsidiary, to the extent permitted by law, the benefits of any such lease, license agreement, contract, agreement, sales order, purchase order, open bid or other commitment or Asset and the Company shall promptly pay or cause to be paid to Newco or the appropriate Operating

Subsidiary when received all moneys received by the Company Group with respect to any such lease, license agreement, contract, agreement, sales order, purchase order, open bid or other commitment or Asset and (y) in consideration thereof Newco or the appropriate Operating Subsidiary shall pay, perform and discharge on behalf of the Company Group all of the Company Group's debts, liabilities, obligations and commitments thereunder in a timely manner and in accordance with the terms thereof. In addition, the Company shall take such other actions (at Newco's expense) as may reasonably be requested by Newco in order to place Newco, insofar as reasonably possible, in the same position as if such lease, license agreement, contract, agreement, sales order, purchase order, open bid or other commitment or Asset had been transferred as contemplated hereby and so all the benefits and burdens relating thereto, including possession, use, risk of loss, potential for gain and dominion, control and command, shall inure to the Newco Group. If and when such consents and approvals are obtained, the transfer of the applicable Asset shall be effected in accordance with the terms of this Agreement.

     2.5. Intercompany Arrangements. All agreements, contracts, arrangements and commitments between the Retained Business or any operating unit thereof, on the one hand, and the Company or any operating unit thereof (other than the Retained Business or any operating unit thereof), on the other hand, entered into prior to the Closing Date for the purchase or sale of goods or services ("Intercompany Arrangements") including, without limitation, Rockwell Internal Customer Agreements, shall remain in effect on and after the Closing Date (subject to amendment as provided in the Transition Agreement). All amounts under such Intercompany Arrangements which are unbilled and have not been charged to the related prime contract as of the Closing Date shall be billed and payable on and after the Closing Date in accordance with the terms thereof. At or before the Closing, the Company shall cause all intercompany indebtedness (which shall include payables and receivables but which shall not include unbilled amounts under Intercompany Arrangements) between the Retained Business or any operating unit thereof, on the one hand, and the Company or any operating unit thereof (other than the Retained Business or any operating unit thereof), on the other hand, to be settled or otherwise eliminated.

                                  ARTICLE III

              RECAPITALIZATION OF NEWCO; MECHANICS OF DISTRIBUTION

     3.1. Newco Capitalization. The current equity capitalization of Newco consists of 1,000 issued and outstanding shares of Newco Common Stock (the "Existing Newco Common Stock"), all of which is outstanding and owned beneficially and of record by the Company.

     3.2. Recapitalization of Newco. Immediately prior to the Time of Distribution, the Company shall cause Newco to amend its Certificate of Incorporation to, among other things, (i) increase the authorized number of shares of capital stock of Newco to 1,125,000,000 shares, consisting of 25,000,000 shares of Preferred Stock, without par value, 1,000,000,000 shares of Newco Common Stock and 100,000,000 shares of Newco Class A Common Stock, and
(ii) exchange the Existing Newco Common Stock owned by the Company for a total number of shares of Newco Common Stock and Newco Class A Common Stock, in each case with the associated Rights, equal to the total number of shares of Company Common Stock and Company Class A Common Stock, respectively (other than Company Common Stock and Company Class A Common Stock held in the treasury of the Company), outstanding as of the Record Date (as defined below).

     3.3. Mechanics of Distribution. The Distribution shall be effected by the distribution to each holder of record of Company Common Stock and Company Class A Common Stock, as of the record date designated for the Distribution by or pursuant to the authorization of the Board of Directors of the Company (the "Record Date"), of certificates representing one share of Newco Common Stock and one associated Right for each share of Company Common Stock and one share of Newco Class A Common Stock and one associated Right for each share of Company Class A Common Stock held by such holder.

     3.4. Timing of Distribution. The Board of Directors of the Company shall formally declare the Distribution and shall authorize the Company to pay it immediately prior to the Effective Time, subject to the satisfaction or waiver of the conditions set forth in Article IX, by delivery of certificates for Newco Common

Stock and Newco Class A Common Stock to the Transfer Agent for delivery to the holders entitled thereto. The Distribution shall be deemed to be effective upon notification by the Company to the Transfer Agent that the Distribution has been declared and that the Transfer Agent is authorized to proceed with the distribution of Newco Common Stock and Newco Class A Common Stock.

                                   ARTICLE IV

                                OTHER AGREEMENTS

     4.1. Employment. Newco or one of its Subsidiaries shall offer employment or continued employment from the Time of Contribution (or such later time as Newco Inactive Employees (as defined herein) first become eligible to return to employment, it being understood that each Newco Inactive Employee will continue to be eligible to receive from the Newco Group the same compensation and benefits payable during the period prior to such Newco Inactive Employee's return to employment that such Newco Inactive Employee is entitled to receive during such Newco Inactive Employee's absence from employment immediately prior to the Time of Contribution) to all employees of the Company and its Subsidiaries (including employees not actively at work at the Time of Contribution due to leave of absence, disability leave, military leave or layoff with recall rights ("Newco Inactive Employees")), except those to whom Acquiror or the Company Group has an obligation to offer employment or continued employment pursuant to Section 5.12(a) of the Merger Agreement (collectively "Company Group Continuing Employees"), on terms that are substantially the same as the terms on which they were employed by the Company or a Subsidiary of the Company immediately prior to the Time of Contribution; provided, however, that nothing contained in this Section 4.1 is intended to confer upon any employee who so continues to be employed or who accepts such an offer of employment by Newco or any of its Subsidiaries ("Newco Group Continuing Employees") any right to continued employment after the Time of Contribution. The Company hereby consents to Newco or one of its Subsidiaries making such offers. Newco shall recognize the service with the Company and its Subsidiaries through the Time of Contribution of each Newco Group Continuing Employee and, where applicable, each former employee of the businesses which, at the Time of Contribution, comprise the Newco Group (a "Newco Group Former Employee"), and shall credit, as of the Time of Contribution, such service with Newco (i) for all plan purposes under any employee benefit plan, arrangement or policy of the Newco Group in effect as of the Time of Contribution in which they are then participating and (ii) for eligibility and vesting purposes only under any employee benefit plan, arrangement or policy for which they become eligible on or following the Time of Contribution; provided, however, that, except as otherwise required by law or by the terms of any collective bargaining agreement, service will be recognized under clause (i) or (ii) only to the extent such service was recognized under the Company's comparable plan or program prior to the Time of Contribution. Newco shall, or shall cause the applicable member of the Newco Group to, assume or maintain (as applicable) as of the Time of Contribution and perform the obligations of each of the Company and its Subsidiaries under the collective bargaining agreements relating to Newco Group Continuing Employees and Newco Group Former Employees and any and all collateral agreements related thereto, including those affecting all terms and conditions of employment, and to be bound by such agreements. The Company shall, or shall cause the applicable member of the Company Group to, assume or maintain (as applicable) as of the Time of Contribution and perform the obligations of each of the Company and its Subsidiaries under the collective bargaining agreements relating to Company Group Continuing Employees and former employees of the businesses which, at the Time of Contribution, comprise the Company Group ("Company Group Former Employees"), and any and all collateral agreements related thereto, including those affecting all terms and conditions of employment, and to be bound by such agreements.

     4.2. Cross-License of Intellectual Property. (a) Effective as of the Time of Distribution, the Company on behalf of itself and its Subsidiaries, in consideration for the rights granted by Newco and its Subsidiaries pursuant to
Section 4.2(b), hereby grants to the Newco Group a royalty-free, world-wide, irrevocable, non-exclusive license, under all intellectual property rights (including, without limitation, patents, patent applications, trade secrets, copyrights or other similar industrial property rights, except for trademarks, trade names, service marks, trade dress or any other form of trade identity) which are owned by the Company Group as Retained Assets immediately after the Time of Contribution or under which the Company Group has a right to license as Retained Assets immediately after the Time of Contribution, and which are used in the conduct of the businesses of the Company other than the Aerospace Business or the Defense Business (whether or not such rights are also used in the conduct of the Aerospace Business or the Defense Business) at the Time of Contribution to make, have made, use, import, sell or otherwise dispose of products, or to practice any process in connection therewith, in the businesses of the Newco Group as conducted by the Company at the Time of Contribution; said non-exclusive license being transferable only in connection with the sale of all or any part of the Newco Group's business to which such intellectual property rights relate. To the extent that the Newco Group does not have copies of any information or materials relating to such intellectual property rights, the Company shall upon reasonable request supply to the Newco Group copies of any such information or materials relating to such intellectual property rights. The Company makes no representations or warranties of any kind with respect to the validity, scope or enforceability of any such intellectual property rights licensed hereunder and the Company has no obligation to file or prosecute any patent applications or maintain any patents in force in connection therewith. The Company will, at no cost to Newco, promptly execute or cause a member of the Company Group promptly to execute such further documents as Newco may reasonably request as necessary or desirable to carry out the terms of this Section 4.2(a).

     (b) Effective as of the Time of Distribution, Newco on behalf of itself and its Subsidiaries, in consideration for the rights granted by the Company and its Subsidiaries pursuant to Section 4.2(a), hereby grants to the Company Group a royalty-free, world-wide, irrevocable, non-exclusive license, under all intellectual property rights (including, without limitation, patents, patent applications, trade secrets, copyrights or other similar industrial property rights, except for trademarks, trade names, service marks, trade dress or any other form of trade identity), which are owned by the Newco Group as Contributed Assets immediately after the Time of Contribution or under which the Newco Group has a right to license as Contributed Assets immediately after the Time of Contribution, and which are used in the conduct of the Aerospace Business or the Defense Business (whether or not such rights are also used in the conduct of the other businesses of the Company) at the Time of Contribution to make, have made, use, import, sell or otherwise dispose of products, or to practice any process in connection therewith, in the Aerospace Business and the Defense Business as conducted by the Company at the Time of Contribution; said non-exclusive license being transferable only in connection with the sale of all or any part of the Company Group's business to which such intellectual property rights relate. To the extent that the Company Group does not have copies of any information or materials relating to such intellectual property rights, Newco shall upon reasonable request supply to the Company Group copies of any such information or materials relating to such intellectual property rights. Newco makes no representations or warranties of any kind with respect to the validity, scope or enforceability of any such intellectual property rights licensed hereunder and Newco has no obligation to file or prosecute any patent applications or maintain any patents in force in connection therewith. Newco will, at no cost to the Company, promptly execute or cause a member of the Newco Group promptly to execute such further documents as the Company may reasonably request as necessary or desirable to carry out the terms of this Section 4.2(b).

     (c) No provision in the Reorganization Agreements shall be construed to permit any transfer of intellectual property relating to the Airborne Laser Program from any member of the Company Group to Acquiror or any other Subsidiary of Acquiror prior to award of a Government Contract for the Airborne Laser Program.

     4.3. Use of Names, Trademarks, etc. (a) From and after the Effective Time, Newco shall have all rights in and, except as provided in Section 4.3(b), use of the names "Rockwell", "Rockwell International" and "Collins" and all other names, marks, scripts, type fonts, forms, styles, logos, designs, devices, trade dress, symbols and other forms of trade identity constituting Contributed Assets, and all derivatives thereof. From and after the Effective Time, the Company shall have all rights in and, except as provided in Section 4.3(c), use of the names "Autonetics", "North American Aviation" and "Rocketdyne" and all other names, marks, scripts, type fonts, forms, styles, logos, designs, devices, trade dress, symbols and other forms of trade identity constituting Retained Assets, and all derivatives thereof. Prior to or promptly after the Effective Time, the Company shall change the name of any Subsidiary or other Person under its control to eliminate therefrom the names "Rockwell", "Rockwell International" and "Collins" and all derivatives thereof, and Newco shall change the name of any Subsidiary or other Person under its control to eliminate therefrom the names "Autonetics", "North American Aviation" and "Rocketdyne" and all derivatives thereof.

     (b) From and after the Effective Time, except as permitted in this Section 4.3(b), the Company Group shall not use or have any rights to the names "Rockwell", "Rockwell International" and "Collins" or any derivatives thereof or any trademark, trade name, service mark or logo of the Newco Group constituting a Contributed Asset, including the trademarks, trade names and service marks "Rockwell", "Rockwell International" and "Collins", or any corporate symbol related thereto or any thereof or any name or mark which includes the words "Rockwell", "Rockwell International" or "Collins" or any other Contributed Asset or any derivative thereof or name or mark confusingly similar thereto or special script, type font, form, style, logo, design, device, trade dress, or symbol used or possessed by the Company before the Effective Time or Newco after the Effective Time which contains the trademark, trade name or service mark "Rockwell", "Rockwell International" or "Collins" or any other Contributed Asset or any derivative thereof or name or mark confusingly similar thereto and the Company Group will not hold itself out as having any affiliation with the Newco Group. However, the Company Group may utilize without obligation to pay royalties to Newco the trademarks or trade names "Rockwell", "Rockwell International" or "Collins" or any corporate symbol related thereto or any thereof in connection with stationery, supplies, labels, catalogs, vehicles, signs, finished goods inventory and work-in-process constituting Retained Assets as of the Time of Contribution, subject to the terms and conditions of this
Section 4.3:

          (i) All documents constituting Retained Assets as of the Time of Contribution within the following categories may be used for the duration of the periods following the Effective Time indicated below or until the supply is exhausted, whichever is the first to occur:

                                                                                  MAXIMUM PERIOD
                                                                                 OF PERMITTED USE
                                                                                  FOLLOWING THE
                                CATEGORY OF DOCUMENTS                             EFFECTIVE TIME
          ------------------------------------------------------------------    ------------------
    A.    Stationery                                                                 4 months
    B.    Invoices, purchase orders, debit and credit memos and other
          similar documents of a transactional nature                                4 months
    C.    Business cards                                                             3 months
    D.    Other outside forms such as packing lists, labels, packing
          materials and cartons, etc.                                                4 months
    E.    Forms for internal use only                                               12 months
    F.    Product literature                                                        12 months

          provided, however, that no document within any of the above categories A, B or F may be used by the Company Group for any purpose within the stated period unless such document clearly and prominently displays a statement, the form of which is approved by Newco, to the effect that the Aerospace Business or the Defense Business, as the case may be, is no longer affiliated with Newco.

          (ii) All vehicles constituting Retained Assets as of the Time of Contribution may continue to be used without re-marking (except as to legally required permit numbers, license numbers, etc.) for a period not to exceed six months following the Effective Time or the date of disposition of the vehicle, whichever is the first to occur. The Company shall cause all markings on such vehicles to be removed or permanently obscured prior to disposition of such vehicles.

          (iii) Within three months following the Effective Time, the Company shall cause to be removed from display at all facilities constituting Retained Assets as of the Time of Contribution all demountable displays which contain the trademarks or trade names "Rockwell", "Rockwell International" or "Collins" or any corporate symbol related thereto or any thereof constituting Contributed Assets and the Company shall remove, or shall cause the removal of all signs displaying any such trademark, trade name or corporate symbol constituting Contributed Assets at all such facilities no later than six months following the Effective Time.

          (iv) Products in finished goods inventory and work-in-process constituting Retained Assets as of the Time of Contribution may be disposed of by the Company Group following the Effective Time without re-marking.

     (c) From and after the Effective Time, the Newco Group will not hold itself out as having an affiliation with the Company Group. However, the Newco Group shall have rights to use trademarks or trade names or corporate symbols related thereto or any thereof constituting Retained Assets of the Company Group in connection with stationery, supplies, labels, catalogs, vehicles, signs and finished goods inventory constituting Contributed Assets as of the Time of Contribution on the same terms and subject to the same conditions as are set forth in Section 4.3(b).

     4.4. Further Assurances. Each of the parties hereto, at its own cost and expense, promptly shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and to consummate the transactions contemplated hereby.

     4.5. Cooperation. The parties shall cooperate with each other in all reasonable respects to ensure the transfer to Newco or to one of the Operating Subsidiaries of the Contributed Assets, the Assumed Liabilities and the businesses related thereto, and the retention by the Company of the Retained Business, including, without limitation, (i) allocating rights and obligations under contracts, agreements and other arrangements, if any, of the Company that relate to both the Retained Business and the businesses contributed to Newco or the Operating Subsidiaries and (ii) determining whether to enter into any service or other sharing agreements on a mutually acceptable arms-length basis that may be necessary to assure a smooth and orderly transition.

                                   ARTICLE V

                                  TAX MATTERS

     5.1. Tax Allocation. Prior to the Time of Distribution, Newco, Acquiror and the Company shall enter into a Tax Allocation Agreement in substantially the form attached as Annex B to the Merger Agreement.

     5.2. Tax Matters. Notwithstanding anything to the contrary in this Agreement, liabilities of the parties for Taxes are subject to the terms of the Tax Allocation Agreement. All obligations of Newco under the Tax Allocation Agreement shall be treated as Assumed Liabilities and not as Retained Liabilities under this Agreement and all obligations of the Company under the Tax Allocation Agreement shall be treated as Retained Liabilities and not as Assumed Liabilities under this Agreement. The Contribution and Distribution are intended to qualify as transactions described in Sections 351 and 355 of the Code and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code and the Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code.

     5.3. Transfer Taxes. Newco (or, if actually paid prior to the Effective Time, the Company) shall pay or cause to be paid any Transfer Taxes (as defined in the Tax Allocation Agreement) imposed in connection with or as a result of the Contribution or the Distribution.

                                   ARTICLE VI

                                 MUTUAL RELEASE

     6.1. Mutual Release, etc. Effective as of the Time of Distribution and except as otherwise specifically set forth in the Reorganization Agreements or the Transition Agreement, each of Newco, on the one hand, and the Company, on the other hand, on its own behalf and on behalf of each of its respective Subsidiaries, releases and forever discharges the other and its Subsidiaries, and its and their respective officers, directors, agents, Affiliates, record and beneficial security holders (including, without limitation, trustees and beneficiaries of trusts holding such securities), advisors and Representatives (in their respective capacities as such) and their respective heirs, executors, administrators, successors and assigns, of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, claims and Liabilities whatsoever of every name and nature, both in law and in equity, which the releasing party has or ever had, which arise out of or relate to events, circumstances or actions taken by such other party occurring or failing to occur or any conditions existing on or prior to the Time of Distribution; provided, however, that the foregoing general release shall not apply to (i) any Liabilities (including Liabilities with respect to indemnification) under the Transition Agreement or assumed, transferred, assigned, allocated or arising under any of the Reorganization Agreements and shall not affect any party's right to enforce the Reorganization Agreements or the Transition Agreement in accordance with their terms, (ii) any Liability arising from or relating to Intercompany Arrangements to the extent such Liabilities are not required pursuant to Section 2.5 to be settled or otherwise eliminated at or before the Closing, (iii) any Liability the release of which would result in the release of any Person other than a Person released pursuant to this Section 6.1 (provided that the parties agree not to bring suit or permit any of their Subsidiaries to bring suit against any Person with respect to any Liability to the extent such Person would be released with respect to such Liabilities by this Section 6.1 but for the proviso to this clause (iii)) or (iv) any matter set forth on Schedule 6.1. Each party understands and agrees that, except as otherwise specifically provided in the Reorganization Agreements, neither Group is, in the Reorganization Agreements or otherwise, representing or warranting in any way as to the Assets, business or Liabilities transferred, assumed or retained as contemplated hereby or as to any consents or approvals required in connection with the consummation of the transactions contemplated by the Reorganization Agreements, it being agreed and understood that each party shall take or keep all of its Assets "as is" and that it shall bear the economic and legal risk that conveyance of such Assets shall prove to be insufficient or that the title to any Assets shall be other than good and marketable and free from encumbrances of any nature whatsoever.

                                  ARTICLE VII

                             ACCESS TO INFORMATION

     7.1. Provision of Corporate Records. Prior to or as promptly as practicable after the Time of Contribution the Company shall deliver to Newco all minute books and other records of meetings of the Board of Directors, committees of the Board of Directors, stockholders and security owners of the Company and its predecessors, all stockholder and security owner records of the Company and its predecessors, all corporate books and records of the Newco Group in its possession and the relevant portions (or copies thereof) of all corporate books and records of the Company Group relating directly and primarily to the Contributed Assets or the Assumed Liabilities, including, in each case, all active agreements, active litigation files and government filings. From and after the Time of Contribution, all such books, records and copies shall be the property of Newco. Prior to or as promptly as practicable after the Time of Contribution, Newco shall deliver to the Company all corporate books and records of the Retained Subsidiaries in Newco's possession and the relevant portions (or copies thereof) of all corporate books and records of the Newco Group relating directly and primarily to the Retained Assets, the Aerospace Business, the Defense Business, the Additional Retained Facilities (except to the extent relating primarily to the business of the Newco Companies) or the Retained Liabilities, including, in each case, all active agreements, active litigation files and government filings. From and after the Time of Contribution, all such books, records and copies shall be the property of the Company.

     7.2. Access to Information. From and after the Time of Contribution, each of the Company and Newco shall afford to the other and to the other's Representatives reasonable access and duplicating rights (at the requesting party's expense) during normal business hours and upon reasonable advance notice to all Information within the possession or control of any member of the Company Group or the Newco Group, as the case may be, relating to the business, Assets or Liabilities as they existed prior to the Time of Contribution or relating to or arising in connection with the relationship between the constituent elements of the Groups on or prior to the Time of Contribution, insofar as such access is reasonably required for a reasonable purpose, subject to the provisions below regarding Privileged Information. Without limiting the foregoing, Information may be requested under this Section 7.2 for audit, accounting, claims, litigation and Tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations. In furtherance of the foregoing:

          (a) Each party hereto acknowledges that each of the Company and Newco (and the members of the Company Group and the Newco Group, respectively) has or may obtain Privileged Information;

     (ii) there are a number of Litigation Matters affecting each or all of the Company, Newco and the Operating Subsidiaries; (iii) the Company, Newco and the Operating Subsidiaries have a common legal interest in Litigation Matters, in the Privileged Information, and in the preservation of the confidential status of the Privileged Information, in each case relating to the business of the Company Group or the Newco Group as it existed prior to the Time of Contribution or relating to or arising in connection with the relationship between the constituent elements of the Groups on or prior to the Time of Contribution; and (iv) both the Company and Newco intend that the transactions contemplated by the Reorganization Agreements and any transfer of Privileged Information in connection therewith shall not operate as a waiver of any potentially applicable privilege.

          (b) Each of the Company and Newco agrees, on behalf of itself and each member of the Group of which it is a member, not to disclose or otherwise waive any privilege attaching to any Privileged Information relating to the business of the Newco Group or the Company Group as it existed prior to the Time of Contribution, respectively, or relating to or arising in connection with the relationship between the Groups on or prior to the Time of Contribution, without providing prompt written notice to and obtaining the prior written consent of the other, which consent shall not be unreasonably withheld and shall not be withheld if the other party certifies that such disclosure is to be made in response to a likely threat of suspension or debarment or similar action; provided, however, that the Company and Newco may make such disclosure or waiver with respect to Privileged Information if such Privileged Information relates solely to the business of the Company Group as it existed prior to the Time of Contribution in the case of the Company or the business of the Newco Group as it existed prior to the Time of Contribution in the case of Newco. In the event of a disagreement between any member of the Company Group and any member of the Newco Group concerning the reasonableness of withholding such consent, no disclosure shall be made prior to a final, nonappealable resolution of such disagreement by a court of competent jurisdiction.

          (c) Upon any member of the Company Group or any member of the Newco Group receiving any subpoena or other compulsory disclosure notice from a court, other governmental agency or otherwise which requests disclosure of Privileged Information, in each case relating to the business of the Newco Group or the Company Group, respectively, as it existed prior to the Time of Contribution or relating to or arising in connection with the relationship between the constituent elements of the Groups on or prior to the Time of Contribution, the recipient of the notice shall promptly provide to the other Group (following the notice provisions set forth herein) a copy of such notice, the intended response, and all materials or information relating to the other Group that might be disclosed. In the event of a disagreement as to the intended response or disclosure, unless and until the disagreement is resolved as provided in subsection (b), the parties shall cooperate to assert all defenses to disclosure claimed by either Group, at the cost and expense of the Group claiming such defense to disclosure, and shall not disclose any disputed documents or information until all legal defenses and claims of privilege have been finally determined.

     7.3. Production of Witnesses. Subject to Section 7.2, after the Time of Contribution, each of the Company and Newco shall, and shall cause each member of the Company Group and the Newco Group, respectively, to, make available to Newco or any member of the Newco Group or to the Company or any member of the Company Group, as the case may be, upon written request, such Group's directors, officers, employees and agents as witnesses to the extent that any such Person may reasonably be required in connection with any Litigation Matters, administrative or other proceedings in which the requesting party may from time to time be involved and relating to the business of the Newco Group or the Company Group as it existed prior to the Time of Contribution or relating to or in connection with the relationship between the constituent elements of the Groups on or prior to the Time of Contribution, provided that the same shall not unreasonably interfere with the conduct of business by the Group of which the request is made. The Group requesting such assistance shall reimburse the other Group for all reasonable out-of-pocket expenses incurred by the other Group in complying with any such request.

     7.4. Retention of Records. Except as provided in the Reorganization Agreements or as otherwise agreed in writing, if any Information relating to the business, Assets or Liabilities of a member of a Group as they

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existed prior to the Time of Contribution is retained by a member of the other
Group, each of the Company and Newco shall, and shall cause the members of the Group of which it is a member to, retain all such Information in such Group's possession or under its control until such Information is at least ten years old except that if, prior to the expiration of such period, any member of either Group wishes to destroy or dispose of any such Information that is at least three years old, prior to destroying or disposing of any of such Information,
(1) Newco or the Company, on behalf of the member of its Group that is proposing to dispose of or destroy any such Information, shall provide no less than 30 days' prior written notice to the other party, specifying the Information proposed to be destroyed or disposed of, and (2) if, prior to the scheduled date for such destruction or disposal, the other party requests in writing that any of the Information proposed to be destroyed or disposed of be delivered to such other party, the party whose Group is proposing to dispose of or destroy such Information promptly shall arrange for the delivery of the requested Information to a location specified by, and at the expense of, the requesting party.

     7.5. Confidentiality. Subject to Section 7.2, which shall govern Privileged Information, from and after the Time of Contribution, each of the Company and Newco shall hold, and shall use reasonable efforts to cause its Affiliates and Representatives to hold, in strict confidence all Information concerning the other party's Group obtained by it prior to the Time of Contribution or furnished to it by such other party's Group pursuant to the Reorganization Agreements and shall not release or disclose such Information to any other Person, except its Affiliates and Representatives, who shall be bound by the provisions of this Section 7.5, and each party shall be responsible for a breach of this Section 7.5 by any of its Affiliates or Representatives; provided, however, that any member of the Company Group or the Newco Group may disclose such Information to the extent that (a) disclosure is compelled by judicial or administrative process or, in the opinion of such Person's counsel, by other requirements of law, or (b) such Person can show that such Information was (i) available to such Person on a nonconfidential basis (other than from a member of the other party's Group) prior to its disclosure by such Person, (ii) in the public domain through no fault of such Person or (iii) lawfully acquired by such Person from another source after the time that it was furnished to such Person by the other party's Group, and not acquired from such source subject to any confidentiality obligation on the part of such source, or on the part of the acquiror, known to the acquiror. Notwithstanding the foregoing, each of the Company and Newco shall be deemed to have satisfied its obligations under this
Section 7.5 with respect to any Information (other than Privileged Information) if it exercises the same care with regard to such Information as it takes to preserve confidentiality for its own similar Information.

                                  ARTICLE VIII

                             EMPLOYEE BENEFIT PLANS

     8.1. Employee Benefits Generally. All obligations of the Newco Group under this Article VIII with respect to employee benefit plans, arrangements or policies for the benefit of employees and former employees (and their beneficiaries) of the Company and its Subsidiaries in place immediately prior to the Time of Contribution shall be treated as Assumed Liabilities and not as Retained Liabilities under this Agreement. All obligations of the Company Group under this Article VIII with respect to the employee benefit plans, arrangements or policies for the benefit of employees and former employees (and their beneficiaries) of the Company and its Subsidiaries in place immediately prior to the Time of Contribution shall be treated as Retained Liabilities and not as Assumed Liabilities under this Agreement.

     8.2. Retirement Plans.

     (a) Rockwell Retirement Plan for Eligible Employees.

          (i) Prior to the Time of Contribution, the Company shall have established a new group trust under the Rockwell Retirement Plan, which shall be exempt from taxation under Section 501(a) of the Code (the "Newco Group Trust") and the purpose of which shall be to hold, as provided below, certain assets of the Rockwell Retirement Plan and assets attributable to the liabilities under the defined benefit pension plans set forth in
     Schedule 8.2(b) hereto (the "Reliance Retirement Plans"). Prior to the Time of Contribution, an amount of assets equal to the sum of (A) the accumulated benefit obligation

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     ("ABO") (as determined in the following sentence) of the current and former employees of the Company and its Subsidiaries who are expected to be, as of the Time of the Contribution, Newco Group Transferred Participants (as defined in Section 8.2(a)(ii) hereof) and (B) $200,000,000 shall have been transferred from the Rockwell Group Trust to the Newco Group Trust in the amounts, form and manner described in Section 8.2(c) below. Such ABO shall have been determined as of December 31, 1995 in accordance with the Statement of Financial Accounting Standards No. 87 ("FAS 87") utilizing a discount rate of 7% and actuarial assumptions (other than such discount rate) specified in the actuarial valuation for the Rockwell Retirement Plan prepared as of January 1, 1996 (the "January 1, 1996 Actuarial Valuation"). Such ABO shall have been determined by an enrolled actuary appointed by Newco (the "Newco Actuary") and shall be binding and conclusive upon Newco, the Company and Acquiror other than as provided in Sections 8.2(a)(iv) and 8.2(a)(v) hereof.

          (ii) Prior to the Time of Contribution, the Company or Newco shall have established a defined benefit pension plan which shall be qualified under Section 401(a) of the Code (the "Newco Retirement Plan") effective as of the Time of Contribution covering (A) Newco Group Continuing Employees and (B) former employees of the Company and its Subsidiaries who terminated employment on or after January 1, 1996 (other than Company Group Former Employees) (such Newco Group Continuing Employees and such former employees are hereinafter referred to as "Newco Group Transferred Participants"). The Newco Retirement Plan shall contain provisions comparable in all material respects to and no less favorable in the aggregate than those of the Rockwell Retirement Plan immediately prior to the time of adoption of the Newco Retirement Plan. As soon as practicable following the establishment of the Newco Retirement Plan, but in no event later than 30 days prior to the Time of Contribution, the Company and Newco shall have filed with the IRS proper notice on IRS Forms 5310-A regarding the transfer of assets and liabilities from the Rockwell Retirement Plan to the Newco Retirement Plan.

          (iii) Effective as of the Time of Contribution, Newco shall sponsor the Newco Retirement Plan and assume the Newco Group Trust. Effective as of the Time of Contribution, the Company shall continue to sponsor the Rockwell Retirement Plan and Rockwell Group Trust, and shall change the name of the Rockwell Retirement Plan and Rockwell Group Trust to eliminate any reference to "Rockwell". The Company and Newco shall take such further actions as may be necessary or appropriate to (A) establish Newco as the sponsor of the Newco Retirement Plan and provide for the assumption of the Newco Group Trust by Newco and (B) provide for the continued sponsorship of the Rockwell Retirement Plan and the Rockwell Group Trust by the Company. As soon as practicable following the latest of (A) the Time of Contribution, (B) the expiration of the applicable waiting period without receiving an adverse response from the appropriate government agencies and
     (C) receipt by the Company of an opinion of Newco's counsel, in a form reasonably satisfactory to the Company, that the form of the Newco Retirement Plan meets the requirements of Section 401(a) of the Code, the Rockwell Retirement Plan shall transfer to the Newco Retirement Plan (1) all accrued benefits and other liabilities attributable to Newco Group Transferred Participants (collectively, the "Transferred Benefits") and (2) the assets attributable thereto (the "Transferred Amount") in the amounts, form and manner described in this Section 8.2(a) and Section 8.2(c) below. Following the transfers of the Transferred Amount and the Transferred Benefits from the Rockwell Retirement Plan and Rockwell Group Trust to the Newco Retirement Plan and Newco Group Trust as provided herein, the Company Group shall have no further liability whatsoever (either under this Agreement or otherwise) with respect to the Newco Group Transferred Participants for benefits under the Rockwell Retirement Plan and, except as otherwise provided in Section 8.2(a)(vi), the Newco Group shall have no further liability whatsoever (either under this Agreement or otherwise) with respect to the participants under the Rockwell Retirement Plan. The Rockwell Retirement Plan shall retain liability for the Newco Group Former Employees who were participants in the Rockwell Retirement Plan and who terminated employment with the Company or any of its Subsidiaries prior to January 1, 1996.

          (iv) Within 150 days following the Time of Contribution, Newco shall cause the Newco Actuary to prepare and deliver to Newco an actuarial valuation (the "Actuarial Valuation") which shall: (A) certify the ABO for Newco Group Transferred Participants and the ABO for all other participants in the

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     Rockwell Retirement Plan and the Newco Retirement Plan as of the Time of
     Contribution, each of which ABO shall be determined in accordance with FAS 87, utilizing a discount rate of 8% and actuarial assumptions (other than such discount rate) specified in the January 1, 1996 Actuarial Valuation;
     (B) set forth the fair market value of the assets for the Rockwell Retirement Plan and the Newco Retirement Plan as of the Time of Contribution and (C) set forth the calculation of the Transferred Amount (equal to the product of (A) multiplied by (B) as defined in Section 8.2(a)(v)), which amount shall be calculated in accordance with Section 414(l) of the Code, the Treasury Regulations thereunder and this Section 8.2(a)(iv). Newco shall deliver to the Company the Actuarial Valuation. Within 60 days of receipt of the Actuarial Valuation, the Company shall (A) cause an enrolled actuary selected by the Company (the "Company Actuary") to confirm the accuracy (based upon the assumptions referred to in clause
     (A) of this Section 8.2(a)(iv)) of the Actuarial Valuation (including the underlying data used by the Newco Actuary to prepare such Actuarial Valuation) and (B) provide to Newco a written statement of whether the Company Actuary has confirmed the accuracy of such Actuarial Valuation. In the event that the Company Actuary disputes the accuracy of the Actuarial Valuation within such 60-day period, Newco and the Company shall, within 30 days following the end of the 60-day period described in the preceding sentence, make all reasonable efforts to cause the Newco Actuary and the Company Actuary to resolve the dispute or, if such dispute cannot be resolved, select an actuarial firm of national repute (the "Third Actuary") to determine the amounts referred to in clauses (A), (B) and (C) of the first sentence of this Section 8.2(a)(iv), which determination shall be final and binding upon Newco, the Company and the Acquiror. In the event that Newco and the Company are unable to select a Third Actuary within such 30-day period, an arbitrator shall appoint such Third Actuary, which determination shall be final and binding upon Newco, the Company and the Acquiror. Such arbitrator shall be appointed in accordance with the rules of the New York, New York office of the American Arbitration Association. The Company shall pay the cost of the Company Actuary, Newco shall pay the cost of the Newco Actuary and, to the extent necessary, the cost of the Third Actuary and arbitrator shall be shared equally by the Company and Newco. The use of a Third Actuary and arbitrator and the allocation of the costs thereof shall be referred to as the "Actuarial Dispute Resolution Process".

          (v) As soon as practicable following the satisfaction of the conditions set forth in Section 8.2(a)(iv), an amount determined in accordance with this Section 8.2(a)(v) shall be transferred from the Rockwell Retirement Plan to the Newco Retirement Plan (or from the Newco Retirement Plan to the Rockwell Retirement Plan, as the case may be). For purposes of this Section 8.2(a)(v), (A) is the fraction, the numerator of which is the ABO for the Newco Group Transferred Participants as of the Time of Contribution, and the denominator of which is the total ABO for all participants covered under the Rockwell Retirement Plan and Newco Retirement Plan as of the Time of Contribution, (B) is the total combined fair market value of the assets of the Rockwell Retirement Plan and Newco Retirement Plan as of the Time of Contribution, (C) is the fair market value of the assets in the Newco Retirement Plan as of the Time of Contribution and (D) is an amount equal to the product of (A) multiplied by
     (B). For all purposes of this Section 8.2(a)(v), the amount of ABO shall be determined in accordance with Section 8.2(a)(iv). If (D) is greater than
     (C), then an amount equal to the excess of (D) over (C) shall be transferred from the Rockwell Retirement Plan to the Newco Retirement Plan. If (D) is less than (C), then an amount equal to the excess of (C) over (D) shall be transferred from the Newco Retirement Plan to the Rockwell Retirement Plan. Any amount to be transferred pursuant to this Section 8.2(a)(v) shall bear interest from the Time of Contribution to the date of payment (calculated based on actual days elapsed in a 365-day year) at a rate of 8% per annum and, to the extent applicable, shall be decreased by the amount of any benefit payments and normal expenses of administration not attributable to participants in the plan from which the amount is transferable.

          (vi) Newco shall reimburse the Company, on an annual plan-year basis, for any additional amounts paid to or in respect of Newco Group Former Employees who are not Newco Group Transferred Participants and their beneficiaries under the Rockwell Retirement Plan as a result of any increase in the benefits provided to such Newco Group Former Employees and their beneficiaries over the benefits payable to such persons at the Time of Contribution which increase is implemented by the Company upon the written request of Newco. Such increase for each year shall be the aggregate amount actually paid under the Rockwell Retirement Plan to or in respect of the Newco Group Former Employees who are not Newco Group Transferred Participants and their beneficiaries during such plan year over the aggregate amount payable to such persons under the Rockwell Retirement Plan as in effect at the Time of Contribution. The determination of the amount to be reimbursed to the Company by Newco shall be made by the Company Actuary and shall be subject to review by the Newco Actuary. If the Company Actuary and the Newco Actuary shall disagree as to the amount to be reimbursed, the Company and Newco shall use the Actuarial Dispute Resolution Process to determine the amount of reimbursement.

     (b) Reliance Retirement Plans.

          (i) Prior to the Time of Contribution, the assets attributable to the liabilities under the Reliance Retirement Plans shall have been transferred from the Rockwell Group Trust to the Newco Group Trust. The assets transferred from the Rockwell Group Trust to the Newco Group Trust to fund the liabilities under the Reliance Retirement Plans shall have been determined in the manner set forth in Section 8.2(c).

          (ii) Effective as of the Time of Contribution, Newco shall cause the appropriate member or members of the Newco Group to continue sponsorship of the Reliance Retirement Plans. Prior to, on and after the Time of Contribution, the Company and Newco and the appropriate member of the Newco Group each shall have taken and shall take such actions as may be necessary or appropriate to establish the appropriate member of the Newco Group to continue the sponsorship of the Reliance Retirement Plans.

     (c) Selection of Assets.

          (i) The assets that shall have been transferred from the Rockwell Group Trust to the Newco Group Trust pursuant to Sections 8.2(a)(i) and 8.2(b) shall have been selected as hereinafter set forth in this Section 8.2(c)(i). First, assets invested in insurance and annuity contracts that were attributable specifically to the subplans and groups of Newco Group Transferred Participants or participants in the Reliance Retirement Plans (the "Earmarked Investments") shall have been transferred to the Newco Group Trust. Second, the remaining assets transferred from the Rockwell Group Trust to the Newco Group Trust shall have been comprised of assets invested by each such investment manager set forth on Schedule 8.2(c) (each, an "Investment Manager"). The amount of assets managed by each Investment Manager that shall have been allocated to the Newco Group Trust from the Rockwell Group Trust shall be an amount equal to the product of
     (A) multiplied by (B), where (A) equals a fraction, the numerator of which is the fair market value of the assets managed by such individual Investment Manager as of the close of business on the day immediately preceding the date of transfer and the denominator of which is the aggregate fair market value of the assets as of the close of business on the day immediately preceding the date of transfer managed by all of the Investment Managers, and where (B) equals the amount of assets transferred to the Newco Group Trust pursuant to Section 8.2(a)(i) and 8.2(b) minus the amount of Earmarked Assets. The selection of specific assets managed by each Investment Manager transferred to the Newco Group Trust or liquidated to fund such transfer, in the amount determined in accordance with the immediately preceding sentence, shall have been made on a pro rata basis among the assets managed by such Investment Manager. Notwithstanding the foregoing, if the total fair market value of the assets managed by the Investment Managers as of the close of business on the day immediately preceding the date of the transfer was less than the amount set forth in clause (B) of the preceding sentence, then the remaining assets that shall have been transferred to the Newco Group Trust shall have been determined on a basis mutually agreed upon by the Company and Newco.

          (ii) The assets to be transferred from the Rockwell Group Trust to the Newco Group Trust or from the Newco Group Trust to the Rockwell Group Trust, as the case may be, pursuant to Section 8.2(a)(v) shall be in cash and marketable securities as mutually agreed upon by the Company and Newco.

     (d) The Company and Newco shall use and shall have used their reasonable best efforts to effectuate the actions contemplated under this Section 8.2 on a timely basis as provided herein.

     8.3. Savings Plans.

     (a) Rockwell International Corporation Savings Plan. Effective as of the Time of Contribution, Newco shall assume sponsorship of the Rockwell International Corporation Savings Plan (the "Rockwell Savings Plan") and trust related thereto and shall cause each Company Group Continuing Employee to have a fully nonforfeitable right to such Company Group Continuing Employee's account balances, if any, under the Rockwell Savings Plan. The account balances of each Company Group Continuing Employee shall be maintained under the Rockwell Savings Plan until distributed in accordance with the terms of the Rockwell Savings Plan and applicable law.

     (b) Rockwell Hourly Savings Plans. Effective as of the Time of Contribution, Newco shall, or shall cause one or more of its Subsidiaries to, assume sponsorship of the Rockwell International Corporation Savings Plan for Certain Represented Hourly Employees and the Rockwell Retirement Savings Plan for Certain Employees (the "Rockwell Hourly Savings Plans") and the respective trusts related thereto and shall cause each Company Group Continuing Employee to have a fully nonforfeitable right to such Company Group Continuing Employee's account balances, if any, under the applicable Rockwell Hourly Savings Plan. The account balances of each Company Group Continuing Employee shall be maintained under the applicable Rockwell Hourly Savings Plan until distributed in accordance with the terms of the applicable Rockwell Hourly Savings Plan and applicable law.

     (c) Plant Savings Plans. Effective as of the Time of Contribution, Newco shall, or shall cause one or more of its Subsidiaries to, assume sponsorship of the Asheville Employees Retirement Savings Plan Truck Axle Division, the Rockwell International Corporation Gordonsville, Tennessee Employees Savings Plan, the Rockwell International Corporation Retirement Plan for Hourly Employees, Gordonsville, Tennessee and the York Employees Retirement Savings Plan Truck Axle Division and the respective trusts related thereto.

     (d) Rockwell Savings Plan for Certain Eligible Employees. If the Rockwell Savings Plan for Certain Eligible Employees has not been merged into and with the Rockwell International Corporation Savings Plan as of the Time of Contribution, then effective as of the Time of Contribution, the Company shall, or shall cause a member of the Company Group to, assume sponsorship of the Rockwell Savings Plan for Certain Eligible Employees and the trust related thereto and shall cause each Newco Group Continuing Employee to have a fully nonforfeitable right to such Newco Group Continuing Employee's account balances, if any, under the Rockwell Savings Plan for Certain Eligible Employees. The account balances of each Newco Group Continuing Employee shall be maintained under the Rockwell Savings Plan for Certain Eligible Employees until distributed in accordance with the terms thereof and applicable law.

     8.4. Deferred Compensation Plans and Nonqualified Retirement and Savings Plans.

     (a) Deferred Compensation Plans. Effective as of the Time of Contribution, Newco shall assume liability for and shall pay when due all benefits accrued as of the Time of Contribution (including, in the case of Company Group Continuing Employees and, if any, Company Group Former Employees, such individuals' vested and nonvested benefits which are accrued as of the Time of Contribution) by, and attributable to, all employees and former employees of the Company and its Subsidiaries and all present and former non-employee directors of the Company under the Rockwell International Corporation Deferred Compensation Plan as amended and restated effective July 1, 1995, the Rockwell International Corporation Annual Incentive Compensation Plan for Senior Executive Officers effective as of October 1, 1995 and the Rockwell International Corporation Deferred Compensation Policy for Non-Employee Directors (the "Deferred Compensation Plans"), and shall perform, pay and discharge fully all of the Company's and its Subsidiaries' duties, liabilities or obligations thereunder with respect to such employees, former employees and present and former non-employee directors of the Company and its Subsidiaries. Effective as of the Time of Contribution, Newco shall cause each Company Group Continuing Employee and Company Group Former Employee to have a fully nonforfeitable right to such individual's entire account balance, if any, under the Deferred Compensation Plans.

     (b) Nonqualified Retirement Plans. Effective as of the Time of Contribution, Newco shall assume liability for and shall pay when due all benefits accrued as of the Time of Contribution by, and attributable to,

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

employees and former employees of the Company and its Subsidiaries (other than Company Group Continuing Employees and Company Group Former Employees) under the Rockwell International Corporation Supplemental Retirement Plan for Highly Compensated Employees, the Rockwell International Corporation Excess Benefit Retirement Plan and the Rockwell International Corporation Excess Benefit Plan (the "Nonqualified Retirement Plans"), and shall perform, pay and discharge fully all of the Company's and its Subsidiaries' duties, liabilities or obligations thereunder with respect to such employees and former employees. Effective as of the Time of Contribution, the Company shall assume liability for and shall pay when due all benefits accrued as of the Time of Contribution by, and attributable to, Company Group Continuing Employees and Company Group Former Employees (including such individual's vested and nonvested benefits which are accrued as of the Time of Contribution) under the Nonqualified Retirement Plans and shall perform, pay and discharge fully all of the Company's and its Subsidiaries' duties, liabilities or obligations with respect thereto.

     (c) Nonqualified Savings Plans. Effective as of the Time of Contribution, Newco shall assume liability for and shall pay when due all benefits accrued as of the Time of Contribution (including, in the case of Company Group Continuing Employees and, if any, Company Group Former Employees, such individuals' vested and nonvested benefits which are accrued as of the Time of Contribution) by, and attributable to, all employees and former employees of the Company and its Subsidiaries under the Rockwell International Corporation Supplemental Savings Plan for Highly Compensated Employees and the Rockwell International Corporation Excess Benefit Savings Plan (the "Nonqualified Savings Plans"), and shall perform, pay and discharge fully all of the Company's and its Subsidiaries' duties, liabilities or obligations thereunder with respect thereto. Effective as of the Time of Contribution, Newco shall cause each Company Group Continuing Employee and Company Group Former Employee to have a fully nonforfeitable right to such individual's entire account balance, if any, under the Nonqualified Savings Plans.

     8.5. Employee Stock Options. Effective as of the Time of Contribution, Newco shall assume the Company Stock Plans. The Board of Directors of the Company shall amend the Company Stock Plans, make adjustments and take actions (and Newco shall take such actions as are reasonably required to implement the same) with respect to options to acquire shares of Company Common Stock or Company Class A Common Stock, as the case may be, pursuant to any Company Stock Plan ("Company Options") which are outstanding immediately prior to the Time of Distribution to provide that, pursuant to the equitable adjustment provisions of the applicable Company Stock Plan under which such Company Options were granted, effective as of the Time of Distribution such Company Options will be converted into and represent the right to acquire shares of Newco Common Stock and Newco Class A Common Stock, in each case with the associated Rights, with such other amendments and adjustments as are reasonable and appropriate, including such amendments as are reasonable and appropriate to ensure that any optionholder who becomes a Company Group Continuing Employee or a Company Group Former Employee as of the Time of Contribution will not forfeit any such converted options on such date under the termination of employment provisions of such plans as a result of not becoming a Newco Group Continuing Employee or a Newco Group Former Employee, and will be entitled to vesting and exercisability rights comparable to those that such optionholder has immediately prior to the Time of Contribution to the extent that such optionholder remains in continuous employment with any member of the Company Group.

     8.6. Long-Term Incentive Plan.  Effective as of the Time of Contribution,
(i) the Company shall retain liability for all amounts due under the Rockwell International Business Unit Long-Term Incentive Plan (the "LTIP") with respect to the Company Group Continuing Employees and Company Group Former Employees and
(ii) Newco shall assume liability for all amounts due under the LTIP with respect to the Newco Group Continuing Employees and Newco Group Former Employees. The amounts payable under clause (i) of the preceding sentence shall be determined by the Company on the basis that (x) the target award for each uncompleted cycle will be prorated to reflect the portion of such cycle completed as of the Time of Contribution and (y) where payment is based, in whole or in part, on the trading price of the Company Common Stock, such price shall be the average closing price per share of Company Common Stock reported on the NYSE for each full trading day during the months of August and September immediately preceding the Time of Contribution. The amount due each participant under the LTIP who is a Company

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

Group Continuing Employee shall be paid by the Company within 90 days following the Time of Contribution. Newco shall promptly reimburse the Company, upon written request from the Company therefor, for any amount paid by the Company under the LTIP as a result of this Section 8.6 the expense of which is not reimbursed by the United States of America under applicable Government Contracts, provided, however, that Newco shall have the opportunity to participate in any negotiations with the applicable Governmental Entity with respect to such reimbursement or to designate counsel or a representative reasonably satisfactory to the Company to so participate on Newco's behalf unless such participation by Newco (or its counsel or representative) is barred by such agency, in which case, the Company shall consult with Newco and keep Newco apprised of any developments with respect to such negotiations. The Company shall not establish, or cause to be established, any new performance cycles under the LTIP with respect to Company Group Continuing Employees and Company Group Former Employees prior to the Time of Contribution.

     8.7. Welfare Benefit Plans.

     (a) Effective as of the Time of Contribution, the Company shall, or shall cause a member of the Company Group to, maintain each "employee welfare benefit plan", as defined in Section 3(1) of ERISA, and each other employee welfare benefit or fringe benefit arrangement (collectively, "Company Group Welfare Benefit Plans") sponsored or maintained by the Company or any of its Subsidiaries immediately prior to the Time of Contribution for the benefit of Company Group Continuing Employees and Company Group Former Employees (including but not limited to those plans set forth on Schedule 8.7(a)). The Company shall credit the dollar amount of all expenses incurred by Company Group Continuing Employees and Company Group Former Employees and their respective eligible dependents during the applicable plan year in which occurs the Time of Contribution for purposes of satisfying such plan year's deductible and co-payment limitations and shall credit service with the Company and its Subsidiaries earned prior to the Time of Contribution under the relevant welfare benefit plans of the Company Group. The Company shall credit each Company Group Continuing Employee with the unused vacation days and any personal and sickness days accrued in accordance with the vacation and personnel policies and labor agreements of the Company and its Subsidiaries applicable to such employees in effect as of the Time of Contribution.

     (b) Effective as of the Time of Contribution, Newco shall, or shall cause a member of the Newco Group to, establish or maintain "employee welfare benefit plans", as defined in Section 3(1) of ERISA, and other employee welfare benefit or fringe benefit arrangements (collectively, "Newco Group Welfare Benefit Plans") which are comparable in the aggregate to the "employee welfare benefit plans" and other employee benefit welfare or fringe benefit arrangements which had been maintained by the Company and its Subsidiaries immediately prior to the Time of Contribution for the benefit of Newco Group Continuing Employees and Newco Group Former Employees. Newco shall credit the dollar amount of all expenses incurred by Newco Group Continuing Employees and Newco Group Former Employees and their respective eligible dependents during the applicable plan year in which occurs the Time of Contribution for purposes of satisfying such plan year's deductible and co-payment limitations and shall credit service with the Company and its Subsidiaries earned prior to the Time of Contribution under the relevant welfare benefit plans of the Newco Group. Newco shall credit each Newco Group Continuing Employee with the unused vacation days and any personal and sickness days accrued in accordance with the vacation and personnel policies and labor agreements of the Company and its Subsidiaries applicable to such employees in effect as of the Time of Contribution.

     (c) As of the Time of Contribution, the Company shall retain and continue to be responsible for all welfare benefit programs (including, but not limited to, medical, dental, life, travel accident, short- and long-term disability, hospitalization and other insurance benefits) under which claims have been incurred for expenses prior to the Time of Contribution by Company Group Continuing Employees, Company Group Former Employees and their dependents and such reimbursement for such medical and dental expenses associated with such claims (including claims submitted on behalf of disabled employees and their dependents) shall be determined in accordance with the terms of the welfare benefit programs of the Company Group as in effect immediately prior to the Time of Contribution. As of the Time of Contribution, Newco shall assume and be responsible for all welfare benefit programs (including, but not limited to, medical, dental, life, travel accident, short- and long-term disability, hospitalization and other insurance benefits) under which claims have been incurred for expenses incurred prior to the Time of Contribution by Newco Group Continuing Employees, Newco Group Former Employees and their dependents and such reimbursement for such medical and dental expenses associated with such claims (including claims submitted on behalf of disabled employees and their dependents) shall be determined in accordance with the terms of the welfare benefit programs of the Company Group as in effect immediately prior to the Time of Contribution.

     8.8. Retiree Health and Life Insurance.

     (a) The Company and the Company Group, or where appropriate, the Company Group Welfare Benefit Plans, shall retain liability for all retiree health benefits and retiree life insurance which were payable prior to the Time of Contribution and/or are payable on or after the Time of Contribution to (i) all eligible Company Group Continuing Employees (and their beneficiaries) and (ii) all eligible Company Group Former Employees (and their beneficiaries). The Company shall credit the dollar amount of all expenses incurred by Company Group Continuing Employees and Company Group Former Employees and their respective eligible dependents during the applicable plan year in which occurs the Time of Contribution for purposes of satisfying such plan year's deductible and co-payment limitations and shall credit service with the Company and its Subsidiaries earned prior to the Time of Contribution under the relevant retiree welfare benefit plans of the Company Group.

     (b) Newco and the Newco Group, or where appropriate, the Newco Group Welfare Benefit Plans, shall assume liability for all retiree health benefits and retiree life insurance benefits which were payable prior to the Time of Contribution and/or are payable on or after the Time of Contribution to (i) all eligible Newco Group Continuing Employees (and their beneficiaries) and (ii) all eligible Newco Group Former Employees (and their beneficiaries). Newco shall credit the dollar amount of all expenses incurred by Newco Group Continuing Employees and Newco Group Former Employees and their respective eligible dependents during the applicable plan year in which occurs the Time of Contribution for purposes of satisfying such plan year's deductible and co-payment limitations and shall credit service with the Company and its Subsidiaries earned prior to the Time of Contribution under the relevant retiree welfare benefit plans of the Newco Group.

     (c) As of the Time of Contribution, the Company shall retain and continue to be responsible for all retiree welfare benefit programs (including, but not limited to, medical, dental, life, travel accident, short- and long-term disability, hospitalization and other insurance benefits) under which claims have been incurred for expenses prior to the Time of Contribution by Company Group Continuing Employees, Company Group Former Employees and their dependents and such reimbursement for such medical and dental expenses associated with such claims (including claims submitted on behalf of disabled employees and their dependents) shall be determined in accordance with the terms of the welfare benefit programs of the Company and its Subsidiaries as in effect immediately prior to the time of Contribution. As of the Time of Contribution, Newco shall assume and be responsible for all retiree welfare benefit programs (including, but not limited to, medical, dental, life, travel accident, short- and long-term disability, hospitalization and other insurance benefits) under which claims have been incurred for expenses incurred prior to the Time of Contribution by Newco Group Continuing Employees, Newco Group Former Employees and their dependents and such reimbursement for such medical and dental expenses associated with such claims (including claims submitted on behalf of disabled employees and their dependents) shall be determined in accordance with the term of the retiree welfare benefit programs of the Company and its Subsidiaries as in effect immediately prior to the Time of Contribution.

     8.9. Retention and Severance Obligations. The Company and Newco agree that the transactions contemplated by this Agreement shall not constitute a severance of employment of any Company Group Continuing Employee and Newco Group Continuing Employee prior to or as a result of the consummation of the transactions contemplated hereby, and that such employees will have continuous and uninterrupted employment with the Company Group or Newco Group, as applicable, before and immediately after the Time of Contribution. Without limiting the generality of Section 8.9, effective as of the Time of Contribution, the Company shall retain liability for and shall pay when due all amounts which may become payable under the Rockwell Retention and Severance Arrangement.

     8.10. Free-Standing Plans. Effective as of the Time of Contribution, Newco shall assume, or shall cause the Newco Group to assume, all liabilities and obligations under each employee benefit plan, arrangement or policy which, prior to the Time of Contribution, is exclusively for the benefit of Newco Group Continuing Employees, Newco Group Former Employees, and their eligible beneficiaries (the "Newco Group Free-Standing Plans"). Effective as of the Time of Contribution, the Company shall retain, or shall cause the Company Group to retain, all liabilities and obligations under each employee benefit plan, arrangement or policy which, prior to the Time of Contribution, is exclusively for the benefit of Company Group Continuing Employees, Company Group Former Employees, and their eligible beneficiaries (the "Company Group Free-Standing Plans"). The Company and Newco shall take, or cause to be taken, all such action as may be necessary or appropriate to establish Newco as successor to the Company or its Subsidiaries as to all rights, assets, duties, liabilities and obligations under, or with respect to, the Newco Group Free-Standing Plans and to establish the Company Group as successor to the Company or its Subsidiaries as to all rights, assets, duties, liabilities and obligations with respect to the Company Group Free-Standing Plans.

     8.11. Employment, Consulting and Severance Agreements. Effective as of the Time of Contribution, Newco shall assume, or cause the Newco Group to assume, all liabilities and obligations attributable to Newco Group Continuing Employees and Newco Group Former Employees under their respective employment, consulting and severance agreements with the Company or its Subsidiaries, as the same are in effect immediately prior to the Time of Contribution. Effective as of the Time of Contribution, the Company shall retain, or cause the Company Group to retain, all liabilities and obligations attributable to Company Group Continuing Employees and Company Group Former Employees under their respective employment, consulting and severance agreements with the Company or its Subsidiaries, as the same are in effect immediately prior to the Time of Contribution.

     8.12. Welfare Plan Funding.

     (a) Non-Collectively Bargained Voluntary Employees' Beneficiary Association. Prior to the Time of Contribution, Newco shall have established a voluntary employees' beneficiary association (the "Newco VEBA") under Section 501(c)(9) of the Code covering Newco Group Continuing Employees and Newco Group Former Employees who are covered under the Trust for Employee Welfare Benefit Programs of Rockwell International Corporation (the "Rockwell VEBA"). The Newco VEBA shall contain provisions comparable in all material respects to and no less favorable in the aggregate to its participants than those of the Rockwell VEBA. Prior to the Time of Contribution, the Rockwell VEBA shall have transferred to the Newco VEBA assets attributable to the Newco Group Continuing Employees and Newco Group Former Employees covered under the Rockwell VEBA. The amount of assets transferred from the Rockwell VEBA to the Newco VEBA pursuant to this
Section 8.12(a) shall have been based upon the value of the assets in the applicable employee group insurance plan as of the date of the transfer multiplied by the ratio that the costs allocated for the Newco Group Continuing Employees and Newco Group Former Employees bear to the total costs allocated under the Rockwell VEBA from the first day of the fiscal year in which such transfer occurs to the date of the transfer. The Company and Newco agree to adjust the initial asset allocation set forth in the preceding sentence, based upon actual claims cost experience at such time as the actual experience is known pursuant to the Company's practices existing on the date hereof. Effective as of the Time of Contribution, Newco shall continue to sponsor the Newco VEBA. Effective as of the Time of Contribution, the Company shall continue to sponsor the Rockwell VEBA and shall change the name of the Rockwell VEBA to eliminate any reference to "Rockwell".

     (b) Collectively Bargained Voluntary Employees' Beneficiary
Association. Prior to the Time of Contribution, Newco shall have established a voluntary employees' beneficiary association (the "Newco Collectively Bargained VEBA") under Section 501(c)(9) of the Code covering Newco Group Continuing Employees and Newco Group Former Employees who are covered under the Agreement of Trust for Certain Collectively Bargained Welfare Benefit Plans of Rockwell International Corporation (the "Rockwell Collectively Bargained VEBA"). The Newco Collectively Bargained VEBA shall contain provisions comparable in all material respects to and no less favorable in the aggregate to its participants than those of the Rockwell Collectively Bargained VEBA. Prior to the Time of Contribution, the Rockwell Collectively Bargained VEBA shall have transferred to the Newco Collectively Bargained VEBA assets attributable to the Newco Group

Continuing Employees and Newco Group Former Employees covered under the Rockwell Collectively Bargained VEBA. The amount of assets transferred from the Rockwell Collectively Bargained VEBA to the Newco Collectively Bargained VEBA pursuant to this Section 8.12(b) shall have been based upon the value of the assets in the Rockwell Collectively Bargained VEBA as of the date of the transfer multiplied by the ratio that the costs allocated for the Newco Group Continuing Employees and Newco Group Former Employees bear to the total costs allocated under the applicable employee group insurance plan from the first day of the fiscal year in which such transfer occurs to the date of the transfer. The Company and Newco agree to adjust the initial asset allocation set forth in the preceding sentence, based upon actual claims cost experience at such time as the actual experience is known pursuant to the Company's practices existing on the date hereof. Effective as of the Time of Contribution, Newco shall continue to sponsor the Newco Collectively Bargained VEBA. Effective as of the Time of Contribution, the Company shall continue to sponsor the Rockwell Collectively Bargained VEBA and shall change the name of the Rockwell Collectively Bargained VEBA to eliminate any reference to "Rockwell".

     (c) Continued Life Insurance Reserve Fund. Prior to the Time of Contribution, Newco shall have established a continued life insurance reserve fund (the "Newco CLIR Fund") covering Newco Group Continuing Employees and Newco Group Former Employees who are covered under the Continued Life Insurance Reserve Fund (the "Rockwell CLIR Fund"). The Newco CLIR Fund shall contain provisions comparable in all material respects to and no less favorable in the aggregate to its participants than those of the Rockwell CLIR Fund. Prior to the Time of Contribution, the Rockwell CLIR Fund shall have transferred to the Newco CLIR Fund assets attributable to the Newco Group Continuing Employees and Newco Group Former Employees covered under the Rockwell CLIR Fund. The amount of assets transferred from the Rockwell CLIR Fund to the Newco CLIR Fund pursuant to this Section 8.12(c) shall have been based upon the proportionate values of the assets in the Rockwell CLIR Fund attributable to Newco Group Continuing Employees and Newco Group Former Employees as of the most recent actuarial valuation for the Rockwell CLIR Fund prepared by the Newco Actuary, subject to review by the Company Actuary. In the event of a dispute between the Newco Actuary and the Company Actuary, the Actuarial Dispute Resolution Process shall be used to determine the amount of assets to be transferred. Effective as of the Time of Contribution, Newco shall continue to sponsor the Newco CLIR Fund. Effective as of the Time of Contribution, the Company shall continue to sponsor the Rockwell CLIR Fund and shall change the name of the Rockwell CLIR Fund to eliminate any reference to "Rockwell".

     (d) Additional Action. Prior to, on and after the Time of Contribution, the Company and Newco each shall take and shall have taken such further actions as may be necessary or appropriate to (i) establish Newco as the sponsor of the Newco VEBA, Newco Collectively Bargained VEBA and Newco CLIR Fund, (ii) provide for the continued sponsorship by the Company of the Rockwell VEBA, Rockwell Collectively Bargained VEBA and Rockwell CLIR Fund and (iii) cause the transfers described in this Section 8.12 to be made in accordance with applicable law and the terms of any applicable collective bargaining agreement.

     8.13. Indemnification. Except as otherwise provided in this Article VIII, Newco shall indemnify, defend and hold harmless the Company Group from and against, and pay or reimburse the Company Group for, any claims made by any Newco Group Continuing Employee or Newco Group Former Employee for severance or other separation benefits, any claims based on breach of contract and any other claims arising out of or in connection with the employment or the failure to offer employment to, or the termination of employment of, any Newco Group Continuing Employee or Newco Group Former Employee. The Company shall indemnify, defend and hold harmless the Newco Group from and against, and pay or reimburse the Newco Group for, any claims made by any Company Group Continuing Employee or Company Group Former Employee for severance or other separation benefits, any claims based on breach of contract and any other claims arising out of or in connection with the employment or the failure to offer employment to, or the termination of employment of, any Company Group Continuing Employee or Company Group Former Employee. Newco shall indemnify, defend and hold harmless the Company Group from and against, and pay or reimburse the Company Group for, all liabilities resulting from any failure to file a determination letter request with the IRS within the remedial amendment period prescribed under Section 401(b) of the Code with respect to compliance with the Tax Reform Act of 1986 for any Company Pension Plan that is intended to be tax-qualified under Section 401(a) of the Code.

     8.14. Cooperation. Without limiting the generality of Article VII hereof, the Company Group and Newco Group agree to promptly furnish each other with such information concerning employees and employee benefit plans, arrangements or policies as is necessary and appropriate to effect the transactions contemplated by this Article VIII.

     8.15. Amendment, Modification or Termination of Benefit Plans. From and after the Time of Contribution, (i) the Company Group expressly reserves the right, in accordance with applicable law and the terms of any applicable collective bargaining agreement, to amend, modify or terminate any Benefit Plan it sponsors or maintains for Company Group Continuing Employees and Company Group Former Employees and (ii) the Newco Group expressly reserves the right, in accordance with applicable law and the terms of any applicable collective bargaining agreement, to amend, modify or terminate any Benefit Plan it sponsors or maintains for Newco Group Continuing Employees or Newco Group Former Employees.

                                   ARTICLE IX

                                   CONDITIONS

     9.1. Conditions to Obligations of the Company. The obligations of the Company to consummate the Distribution hereunder shall be subject to the fulfillment of each of the following conditions:

          (a) All of the transactions contemplated by Article II shall have been consummated.

          (b) The recapitalization of Newco in accordance with Section 3.2 shall have been consummated.

          (c) Each condition to the Closing of the Merger Agreement set forth in
     Article VI thereof, other than (i) the condition set forth in Section 6.1(f) thereof as to the consummation of the Contribution and the Distribution and (ii) the condition to the Acquiror's obligations set forth in Section 6.3(d) thereof as to the satisfaction of conditions contained in this Agreement, shall have been fulfilled or waived by the party for whose benefit such condition exists.

          (d) The Board of Directors of the Company shall be reasonably satisfied that, after giving effect to the Contribution, (i) the Company will not be insolvent and will not have unreasonably small capital with which to engage in its businesses and (ii) the Company's surplus would be sufficient to permit, without violation of Section 170 of the DGCL, the Distribution.

          (e) Acquiror, the Company and Newco shall each have received, in form and substance reasonably satisfactory to each, the advance agreements and approvals of Governmental Entities concerning the matters described on
     Schedule 9.1(e).

                                   ARTICLE X

                           MISCELLANEOUS AND GENERAL

     10.1. Modification or Amendment. The parties hereto may modify or amend this Agreement only by written agreement executed and delivered by duly authorized officers of the respective parties.

     10.2. Waiver; Remedies. The conditions to the Company's obligation to consummate the Distribution are for the sole benefit of the Company and may be waived in writing by the Company in whole or in part to the extent permitted by applicable law. No delay on the part of any party hereto in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

     10.3. Counterparts. For the convenience of the parties, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     10.4. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     10.5. Notices. Any notice, request, instruction or other communication to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by Federal Express or other nationally reputable next-day courier service, or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

          (a) If to Newco or the Operating Subsidiaries:

          New Rockwell International Corporation
          2201 Seal Beach Boulevard
          Seal Beach, California 90740-8250
          Attention: William J. Calise, Jr., Esq.
          Telecopy: (310) 797-5687

          with copies to:

          Chadbourne & Parke LLP
          30 Rockefeller Plaza
          New York, New York 10112
          Attention: Peter R. Kolyer, Esq.
          Telecopy: (212) 541-5369

          and

          Wachtell, Lipton, Rosen & Katz
          51 West 52nd Street
          New York, New York 10019
          Attention: Eric S. Robinson, Esq.
          Telecopy: (212) 403-2000

          (b) If to the Company:

           Boeing NA, Inc.
           c/o The Boeing Company
           P.O. Box 3707
           M/S 13-08
           Seattle, Washington 98124-2207
           Attention: Theodore J. Collins, Esq.
           Vice President & General Counsel
           Telecopy: (206) 544-4900
              and

              Cravath, Swaine & Moore
           Worldwide Plaza
           825 Eighth Avenue
           New York, New York 10019
           Attention: Allen Finkelson, Esq.
           Telecopy: (212) 474-3700

     10.6. Entire Agreement. The Reorganization Agreements (including the Annexes and Schedules thereto), the Transition Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof and thereof.

     10.7. Certain Obligations. Whenever this Agreement requires any of the Subsidiaries of any party to take any action, this Agreement will be deemed to include an undertaking on the part of such party to cause such Subsidiary to take such action.

     10.8. Assignment. No party to this Agreement shall convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of the other parties hereto in their sole and absolute discretion, except that any party hereto may assign any of its rights hereunder to a successor to all or any part of its business. Except as aforesaid, any such conveyance, assignment or transfer without the express written consent of the other parties shall be void ab initio. No assignment of this Agreement shall relieve the assigning party of its obligations hereunder.

     10.9. Captions. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     10.10. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right of specific performance and injunctive relief giving effect to its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     10.11. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     10.12. Third Party Beneficiaries. Acquiror shall be a third party beneficiary of this Agreement. Nothing contained in this Agreement is intended to confer upon any Person or entity other than the parties hereto and their respective successors and permitted assigns (other than Acquiror), any benefit, right or remedies under or by reason of this Agreement, except that the provisions of Sections 6.1 and 8.13 hereof shall inure to the benefit of the persons referred to therein.

     10.13. Schedules. All Schedules attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Matters reflected on the Schedules are not necessarily limited to matters required by this Agreement to be reflected on such Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature. Capitalized terms used in any Schedule but not otherwise defined therein shall have the respective meanings assigned to such terms in this Agreement.

     10.14. Consent to Jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of (i) the Superior Court of the State of California, San Francisco County and (ii) the United States District Court for the Northern District of California for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any action, suit or proceeding relating hereto except in such courts). Each of the parties hereto further agrees that service of any process, summons, notice or document hand delivered or sent by registered mail to such party's respective address set forth in Section 10.5 will be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Superior Court of the State of California, San Francisco County or (ii) the United States District Court for the Northern District of California, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first hereinabove written.

                                          ROCKWELL INTERNATIONAL
                                          CORPORATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          NEW ROCKWELL INTERNATIONAL
                                          CORPORATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          ALLEN-BRADLEY COMPANY, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          ROCKWELL COLLINS, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          ROCKWELL SEMICONDUCTOR
                                          SYSTEMS, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          ROCKWELL LIGHT VEHICLE SYSTEMS, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          ROCKWELL HEAVY VEHICLE
                                          SYSTEMS, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          ROCKWELL GRAPHIC SYSTEMS, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                                                         ANNEX B

--------------------------------------------------------------------------------

                            TAX ALLOCATION AGREEMENT

                       DATED AS OF                , 1996,

                                  BY AND AMONG

                      ROCKWELL INTERNATIONAL CORPORATION,

                     NEW ROCKWELL INTERNATIONAL CORPORATION

                                      AND

                               THE BOEING COMPANY

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
ARTICLE I
DEFINITIONS.............................................................................    1
  1.1.   Definitions....................................................................    1
ARTICLE II
FILING OF TAX RETURNS...................................................................    5
  2.1.   Preparation of Tax Returns.....................................................    5
  2.2.   Pre-Merger Tax Returns.........................................................    5
  2.3.   Post-Merger Tax Returns........................................................    6
ARTICLE III
PAYMENT OF TAXES........................................................................    6
  3.1.   Allocation of Tax Liabilities..................................................    6
  3.2.   Tax Refunds, Carrybacks and California Tax Credits.............................    6
ARTICLE IV
ALLOCATION AND CALCULATION OF TAXES.....................................................    7
  4.1.   Straddle Period Taxes..........................................................    7
  4.2.   Share of Allowable Taxes.......................................................    7
  4.3.   Calculations and Determinations................................................    8
  4.4.   Principles of Determination....................................................    8
  4.5.   Change in Law..................................................................    8
ARTICLE V
NEWCO OPTIONS; COMPENSATION PAYMENTS; CERTAIN CONTRACTS; GUNSHIP CLAIMS; ENVIRONMENTAL
  COVERAGE CLAIMS; HEALTH CARE CLAIMS; B-1B CONTRACTS; FOREIGN SUBSIDIARIES; CONSENT
  SOLICITATION..........................................................................    8
  5.1.   Tax Deductions Arising in Respect of Newco Options.............................    8
  5.2.   Compensation Payments..........................................................    9
  5.3.   Percentage Completion Contracts................................................   10
  5.4.   Gunship Claims.................................................................   10
  5.5.   Environmental Coverage Claims and Health Care Claims...........................   11
  5.6.   B-1B Contracts.................................................................   11
  5.7.   Research and Experimentation Credit............................................   11
  5.8.   Foreign Subsidiaries...........................................................   11
  5.9.   Consent Solicitation; Repayment of Short-Term Debt.............................   12
ARTICLE VI
TAX INDEMNIFICATION; TAX CONTESTS.......................................................   12
  6.1.   Indemnification................................................................   12
  6.2.   Notice of Indemnity............................................................   13
  6.3.   Tax Contests...................................................................   14
  6.4.   Timing Adjustments.............................................................   14
  6.5.   Certain Post-Distribution Transactions.........................................   15
  6.6.   Payments Net of Taxes..........................................................   15
ARTICLE VII
COOPERATION AND EXCHANGE OF INFORMATION.................................................   16
  7.1.   Preparation of Returns.........................................................   16
  7.2.   Cooperation and Exchange of Information........................................   16
  7.3.   Record Retention...............................................................   17
  7.4.   Notification of Certain Dispositions...........................................   17

                                                                                          PAGE
                                                                                          ----
ARTICLE VIII
MISCELLANEOUS...........................................................................   17
  8.1.   Entire Agreement...............................................................   17
  8.2.   Modification or Amendment......................................................   17
  8.3.   Notices........................................................................   17
  8.4.   No Third Party Beneficiaries...................................................   18
  8.5.   Assignment.....................................................................   18
  8.6.   Term...........................................................................   18
  8.7.   Captions.......................................................................   18
  8.8.   Severability...................................................................   18
  8.9.   Specific Performance...........................................................   19
  8.10.  Counterparts...................................................................   19
  8.11.  Governing Law..................................................................   19
  8.12.  Agent..........................................................................   19

                            TAX ALLOCATION AGREEMENT

     This TAX ALLOCATION AGREEMENT (this "Agreement"), dated as of
               , among ROCKWELL INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), NEW ROCKWELL INTERNATIONAL CORPORATION, a Delaware corporation and a wholly owned subsidiary of the Company ("Newco"), and THE BOEING COMPANY, a Delaware corporation ("Acquiror").

                             W I T N E S S E T H :

     WHEREAS, the Company, Acquiror and R Acquisition Corp., a wholly owned subsidiary of Acquiror ("Sub"), have entered into an Agreement and Plan of Merger dated as of July 31, 1996 (the "Merger Agreement"), providing for the Merger (as defined in the Merger Agreement) of Sub with and into the Company;

     WHEREAS, the Board of Directors of the Company has approved an agreement and plan of distribution in the form attached as Annex A to the Merger Agreement (the "Distribution Agreement");

     WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the obligations of the parties to the Merger Agreement to consummate the Merger;

     WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the obligations of the parties to the Distribution Agreement to consummate the Distribution (as defined in the Distribution Agreement);

     WHEREAS, Acquiror and the Company, on behalf of each of them and the Company Group (as defined herein) and Newco, on behalf of itself and the Newco Group (as defined herein), wish to provide for the allocation between the Company Group and the Newco Group of all responsibilities, liabilities and benefits relating to or affecting Taxes (as hereinafter defined) paid or payable by either of them for all taxable periods, whether beginning before, on or after the Distribution Date (as hereinafter defined) and to provide for certain other matters; and

     NOW, THEREFORE, in consideration of the premises and of the respective covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement or the Distribution Agreement, as the case may be. As used in this Agreement, the following terms shall have the following respective meanings:

          "Acquiror Tax Opinion" means the opinion received by Acquiror from Cravath, Swaine & Moore pursuant to Section 6.3(c) of the Merger Agreement.

          "Acquiror's Tax Representation Letter" means the representation letter delivered by Acquiror substantially in the form of Annex D to the Merger Agreement.

          "Actually Realized" or "Actually Realizes" means, for purposes of determining the timing of any Taxes (or related Tax cost or benefit) relating to any payment, transaction, occurrence or event (including any Tax Refund), the time at which the amount of Taxes payable by such person is increased above or reduced below, as the case may be, the amount of Taxes that such person would be required to pay but for such payment, transaction, occurrence or event.

          "Affiliated Group" means the affiliated group of which the Company is the common parent.

          "Allowable Tax" means any Tax of the Company Group which is an allowable cost under the Federal Acquisition Regulation, 48 C.F.R. Chapter 1, and associated regulations and agreements between the Company and any U.S. governmental entity, which agreements are described on Schedule 1.

          "B-1B Contracts" means the B-1B Full Scale Development Contract (No. F33657-81-C-0208) and the B-1B Production Contract (No. F33657-81-C-0201).

          "California Tax Credits" means any California Tax credits for manufacturing and research property resulting from qualified costs paid or incurred on or before the Distribution Date by any member of the Company Group or the Newco Group.

          "California Tax Deficiency" means any Tax Deficiency with respect to California Taxes.

          "Code" means the Internal Revenue Code of 1986, as amended, and shall include corresponding provisions of any subsequently enacted Federal Tax laws.

          "Combined Taxes" means all Taxes due with respect to any combined, consolidated or unitary state, local or foreign corporate Tax liability for all Pre-Merger Taxable Periods and Straddle Periods with respect to Joint Tax Returns.

          "Company Employees and Former Employees" means individuals who were employees of the Company Group on or before the Distribution Date and who do not become employees of the Newco Group between the Distribution Date and the date of the event giving rise to a deduction in respect of any Newco Options held by such individuals or Compensation Payments made to such individuals or who become employees of the Newco Group on or after the Distribution Date but are employees of the Company Group when any such Newco Options are exercised or Compensation Payments are made.

          "Company Group" means, solely for purposes of this Agreement and not for purposes of any other Reorganization Agreement, the Company and its affiliates, other than Newco and its affiliates (determined after giving effect to the transfers contemplated by Article II of the Distribution Agreement) and, for Post-Tax Indemnification Periods, shall include Acquiror and its affiliates.

          "Company Tax Item" means a Tax Item that is attributable to the Company Group and is not a Newco Tax Item.

          "Company Tax Opinions" means the opinions received by the Company from Chadbourne & Parke LLP and Wachtell, Lipton, Rosen & Katz pursuant to
     Section 6.2(c) of the Merger Agreement.

          "Compensation Payments" means all payments made by any member of the Newco Group under Sections 8.4 and 8.6 of the Distribution Agreement, to the extent that such payments relate to benefits accrued as of the Time of Contribution (as defined in the Distribution Agreement).

          "Contract Profitability" as of the Distribution Date shall mean (i) in the case of any long-term contract a portion of which is accounted for on the "percentage completion method" of accounting and a portion of which is accounted for on the "completed contract method" of accounting, in each case for Federal Income Tax purposes, the excess of (A) the aggregate amount of taxable income that would have been reportable for Federal Income Tax purposes for all Tax Indemnification Periods with respect to such contract if the contract had been accounted for in its entirety on the percentage completion method of accounting for Federal Income Tax purposes over (B) the actual amount of taxable income reportable for Federal Income Tax purposes for all Tax Indemnification Periods with respect to such contract, and (ii) in the case of any other long-term contract accounted for on the completed contract or percentage of completion method of accounting for Federal Income Tax purposes, the deferred contract profitability with respect to such contract as of the Distribution Date as calculated for financial accounting purposes.

          "Debt Refinancing" has the meaning set forth in Section 5.9.

          "Distribution Date" means the later of (i) the date on which the Distribution occurs or is deemed to occur for Federal Income Tax purposes and (ii) the date on which the Merger occurs or is deemed to occur for Federal Income Tax purposes. Solely for purposes of this Agreement, the Distribution or the Merger, as the case may be, shall be deemed effective as of the close of business on the Distribution Date.

          "Environmental Coverage Claims" shall have the meaning ascribed thereto in the Post-Closing Covenants Agreement.

          "Group" means either the Company Group or the Newco Group, as the context provides.

          "Health Care Claims" shall have the meaning ascribed thereto in
     Section 3.8 of the Post-Closing Covenants Agreement.

          "Income Tax Benefit" means for any taxable period the excess of (i) the hypothetical Income Tax liability of the taxpayer for the taxable period calculated as if the Timing Difference or Reverse Timing Difference, as the case may be, had not occurred but with all other facts unchanged, over (ii) the actual Income Tax liability of the taxpayer for the taxable period, calculated taking into account the Timing Difference or Reverse Timing Difference, as the case may be (treating an Income Tax Refund as a negative Income Tax liability for purposes of such calculation).

          "Income Tax Detriment" means for any taxable period the excess of (A) the actual Income Tax liability of the taxpayer for the taxable period, calculated taking into account the Timing Difference or Reverse Timing Difference, as the case may be, over (B) the hypothetical Income Tax liability of the taxpayer for the taxable period, calculated as if the Timing Difference or Reverse Timing Difference, as the case may be, had not occurred but with all other facts unchanged (treating an Income Tax Refund as a negative Income Tax liability for purposes of such calculation).

          "Income Taxes" means any Tax based upon, measured by, or calculated with respect to (i) net income or profits (including, but not limited to, any capital gains, minimum Tax and any Tax on items of Tax preference, but not including sales, use, real property gains, real or personal property, gross or net receipts, transfer or similar Taxes) or (ii) multiple bases (including, but not limited to, corporate franchise, doing business or occupation Taxes) if one or more of the bases upon which such Tax may be based, measured by, or calculated with respect to, is described in clause
     (i) above.

          "Indemnitee" has the meaning set forth in Section 6.2.

          "Indemnitor" has the meaning set forth in Section 6.2.

          "Indemnity Issue" has the meaning set forth in Section 6.2.

          "IRS" means the Internal Revenue Service.

          "Joint Tax Return" means any Tax Return that includes a member of the Company Group and a member of the Newco Group.

          "Newco Group" means Newco and its affiliates, determined immediately after the Distribution and the Merger.

          "Newco Options" means those options to purchase Newco Common Stock or Newco Class A Common Stock, as the case may be, resulting from the conversion of Company Options in accordance with the Distribution Agreement.

          "Newco Tax Item" means a Tax Item solely attributable to the Newco Group.

          "Newco's Tax Representation Letter" means the representation letter delivered by Newco and the Company substantially in the form of Annex E to the Merger Agreement.

          "Other Individuals" means individuals other than Company Employees and Former Employees.

          "Other Taxes" has the meaning set forth in Section 3.1(c).

          "Post-Merger Taxable Period" means a taxable period beginning after the Distribution Date.

          "Post-Tax Indemnification Period" means any Post-Merger Taxable Period and that portion of any Straddle Period that begins on the day after the Distribution Date.

          "Pre-Merger Taxable Period" means a taxable period ending on or before the Distribution Date.

          "Prior Arrangement" means the Company's existing finance policy for allocation of Taxes (including disclosed practices) a copy of which finance policy (in effect as of the date hereof) is attached hereto as

     Schedule 2 and the advance agreements between the Company and any U.S. governmental entity a copy of which is attached hereto as Schedule 1.

          "Responsible Party" has the meaning set forth in Section 6.3.

          "Reverse Timing Difference" means an increase in income, gain or recapture, or a decrease in deduction, loss or credit, as calculated for Income Tax purposes, of the taxpayer for the Tax Indemnification Period coupled with an increase in deduction, loss or credit, or a decrease in income, gain or recapture, of the taxpayer for any Post-Tax Indemnification Period.

          "Rockwell Australia" has the meaning set forth in Section 5.8(a).

          "Straddle Period" means a taxable period that includes but does not end on the Distribution Date.

          "Tax" or "Taxes" means all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, federal or other body, and without limiting the generality of the foregoing, shall include income, sales, use, ad valorem, gross receipts, license, value added, franchise, transfer, recording, withholding, payroll, wage withholding, employment, excise, occupation, unemployment insurance, social security, business license, business organization, stamp, environmental, premium and property taxes, together with any related interest (including the actual interest that would have accrued if there were no netting of Taxes), penalties and additions to any such tax, or additional amounts imposed by any Taxing Authority (domestic or foreign) upon the Company Group, the Newco Group, the Acquiror or any of their respective members or divisions or branches or affiliates.

          "Tax Audit Proceeding" means any audit or other examination, judicial or administrative proceeding relating to liability for or refunds or adjustments with respect to Taxes.

          "Tax Deficiency" means a net increase in Taxes payable as a result of a Tax Audit Proceeding or an amendment of a Tax Return or an event having a similar effect.

          "Tax Indemnification Period" means any Pre-Merger Taxable Period and that portion of any Straddle Period that ends on the Distribution Date.

          "Tax Item" means any item of income, gain, loss, deduction, credit, provisions for reserves, recapture of credits or any other item which is taken into account in determining taxable income or is otherwise taken into account in determining Taxes paid or payable, including an adjustment under
     Section 481 of the Code resulting from a change in accounting method.

          "Tax Opinions" means the Acquiror Tax Opinion and the Company Tax Opinions.

          "Tax Records" has the meaning set forth in Section 7.3.

          "Tax Refund" means a refund of Taxes (including a reduction in Taxes as a result of any credit or any offset against Taxes or Tax Items) reduced (but not below zero) by any net increase in Taxes Actually Realized by the recipient (or its affiliate) thereof as a result of the receipt thereof; provided, however, that for purposes of determining any net increase in Taxes resulting from the refund of 1994 Australian Taxes of Rockwell Australia, any reduction of foreign tax credits for U.S. Tax purposes attributable to the receipt of such refund shall not be taken into account.

          "Tax Return" means any return, filing, questionnaire, information return or other document required to be filed, including requests for extensions of time, filings made with respect to estimated tax payments, claims for refund and amended returns that may be filed, for any period with any Taxing Authority (whether domestic or foreign) in connection with any Tax or Taxes (whether or not a payment is required to be made with respect to such filing).

          "Taxing Authority" means any governmental or quasi-governmental body exercising any Taxing authority or Tax regulatory authority.

          "Timing Difference" means an increase in income, gain or recapture, or a decrease in deduction, loss or credit, as calculated for Income Tax purposes, of the taxpayer for any Post-Tax Indemnification Period coupled with an increase in deduction, loss or credit, or a decrease in income, gain or recapture, of the taxpayer for the Tax Indemnification Period.

          "Transfer Taxes" means all transfer, documentary, sales, use, registration, value-added and other similar Taxes (including all applicable real estate transfer Taxes and real property transfer gains Taxes) and related amounts (including any penalties, interest and additions to Tax) arising as a result of or otherwise incurred in connection with any of the transactions contemplated by the Reorganization Agreements.

                                   ARTICLE II

                             FILING OF TAX RETURNS

     2.1. Preparation of Tax Returns.

     (a) Consistent with Agreements. Each of the parties to this Agreement agrees to, and to cause each of its relevant affiliates to, report the Contribution and Distribution as transactions described in Sections 351 and 355 of the Code and/or a "reorganization" under Section 368(a)(1)(D) of the Code and the Merger as a "reorganization" under Section 368(a)(1)(B) of the Code on all Tax Returns and other filings, to take no position inconsistent therewith or with the consummation of such transactions as set forth in the Merger Agreement, the Distribution Agreement, the Acquiror's Tax Representation Letter, Newco's Tax Representation Letter and the Tax Opinions (in the absence of a controlling change in law or circumstance), and to file or cause to be filed all such Tax Returns on a timely basis (including extensions).

     (b) Consistent with Past Practice.  All Tax Returns described in Section
2.2 hereof filed after the date of this Agreement, in the absence of a controlling change in law or circumstances, shall be prepared on a basis consistent with the elections, accounting methods, conventions and principles of taxation used for the most recent taxable periods for which Tax Returns involving similar Tax Items have been filed and in a manner that does not unreasonably accelerate deductions or defer income between Tax Indemnification Periods and Post-Tax Indemnification Periods to the extent that a failure to do so would result in an increase in Tax payable by, or a reduction in Tax attributes of, a member of the Company Group in a Post-Tax Indemnification Period. Subject to the provisions of this Agreement, all decisions relating to the preparation of Tax Returns shall be made in the sole discretion of the party responsible under this Agreement for such preparation.

     (c) Newco Obligations. Newco agrees to cooperate in good faith with the Company to determine the appropriate amount of Tax Items attributable to the Company Group to be reflected on any Tax Returns for Pre-Merger Taxable Periods or Straddle Periods to be prepared and filed by Newco in accordance with Section
2.2. Newco further agrees to provide the Company with a copy of each such Tax Return at least three weeks before it is filed and to follow the procedures in
Section 4.3 relating to the calculation of Taxes and to not file any such Tax Returns without the prior written consent of the Company, which consent shall not be unreasonably withheld. If such consent is withheld, the Company shall so notify Newco at least two weeks prior to the due date for filing such Tax Returns. Newco will promptly provide the Company with copies of all such Tax Returns after filing.

     2.2. Pre-Merger Tax Returns.

     (a) Consolidated Federal Tax Returns. The Affiliated Group consolidated Federal Tax Returns (including amendments thereto) required to be filed or actually filed for any Pre-Merger Taxable Period after the date hereof shall be prepared and filed or caused to be prepared and filed by Newco, and the Company hereby irrevocably designates, and agrees to cause each of its affiliates to so designate, Newco as its agent to take any and all actions necessary or incidental to the preparation and filing of such Tax Returns.

     (b) Other Pre-Merger Taxable Period and Straddle Period Tax Returns. All Tax Returns (including amendments thereto) other than those described in Section 2.2(a) which include a member of the Newco Group or the Company Group that are required to be filed or are actually filed for any Pre-Merger Taxable

Period or Straddle Period shall be prepared and filed or caused to be prepared and filed by Newco. The Company hereby irrevocably designates and agrees to cause each of its affiliates to designate Newco as its agent to take any and all actions necessary or incidental to the preparation and filing of such other Tax Returns.

     2.3. Post-Merger Tax Returns. All Tax Returns for all Post-Merger Taxable Periods shall be the responsibility of the Newco Group if such Tax Returns relate to a member or members of the Newco Group or their respective assets or businesses, and shall be the responsibility of the Company Group if such Tax Returns relate to a member or members of the Company Group or their respective assets or businesses.

                                  ARTICLE III

                                PAYMENT OF TAXES

     3.1. Allocation of Tax Liabilities.

     (a) Consolidated Federal Tax Liabilities. Except as otherwise provided in this Agreement, Newco shall pay or cause to be paid, on a timely basis, all Taxes due with respect to the consolidated Federal Tax liability for all Pre-Merger Taxable Periods of the Affiliated Group. The Company and Acquiror on behalf of the Company Group hereby assume and agree to pay directly to or at the direction of Newco, at least two days prior to the date payment (including estimated payment) thereof is due, the Company Group's allocable share of those Federal Taxes which are Allowable Taxes for all Pre-Merger Taxable Periods which have not been paid on or before the Distribution Date.

     (b) Combined, Consolidated and Unitary Corporate Taxes. Except as otherwise provided in this Agreement, Newco or a member of the Newco Group shall pay or cause to be paid, on a timely basis, all Combined Taxes. The Company and Acquiror on behalf of the Company Group hereby assume and agree to pay directly to or at the direction of Newco, at least two days prior to the date payment (including estimated payment) thereof is due, (i) the Company Group's allocable share of those Combined Taxes which are Allowable Taxes for all Pre-Merger Taxable Periods and the portion of any Straddle Period ending on the Distribution Date which have not been paid on or before the Distribution Date and (ii) the Company Group's allocable share of those Combined Taxes for the portion of any Straddle Period commencing on the day after the Distribution Date which have not been paid on or before the Distribution Date.

     (c) Other Taxes. Except as otherwise provided in this Agreement, Newco shall pay or cause to be paid all Taxes of the Company Group and the Newco Group other than those described in Sections 3.1(a) and 3.1(b) ("Other Taxes") for all Pre-Merger Taxable Periods and Straddle Periods. The Company and Acquiror on behalf of the Company Group hereby assume and agree to pay directly to or at the direction of Newco, at least two days prior to the date payment (including estimated payment) thereof is due, (i) the Company Group's allocable share of those Other Taxes which are Allowable Taxes for all Pre-Merger Taxable Periods and the portion of any Straddle Period ending on the Distribution Date and which have not been paid on or before the Distribution Date and (ii) the Company Group's allocable share of those Other Taxes for the portion of any Straddle Period commencing on the day after the Distribution Date which have not been paid on or before the Distribution Date.

     (d) Post-Merger Taxes. Except as provided otherwise in this Agreement, all Taxes for all Post-Merger Taxable Periods shall be paid or caused to be paid by the party responsible under this Agreement for filing the Tax Return pursuant to which such Taxes are due or, if no such Tax Returns are due, by the party liable for such Taxes.

     3.2. Tax Refunds, Carrybacks and California Tax Credits.

     (a) Retention and Payment of Tax Refunds. Except as otherwise provided in this Agreement, Newco shall be entitled to retain, and to receive within ten days after Actually Realized by the Company Group, the portion of all Tax Refunds (including without limitation Tax Refunds of Australian Taxes) of Taxes for which the Newco Group is liable pursuant to Section 3.1 or Section 6.1(a), and the Company shall be entitled to retain, and to receive within ten days after Actually Realized by the Newco Group, the portion of all Tax

Refunds of Taxes for which the Company Group is liable pursuant to Section 3.1 or Section 6.1(b). Notwithstanding the foregoing, all Tax Refunds (i) of Allowable Taxes or (ii) resulting from the carryback of any Company Tax Item arising in a Post-Tax Indemnification Period to a Tax Indemnification Period (determined in a manner analogous to the determination of an Income Tax Benefit) shall be for the account and benefit of the Company Group.

     (b) Carrybacks. Except as otherwise provided in this Agreement, any Tax Refund (other than a Refund of Allowable Taxes) resulting from the carryback of any Newco Tax Item arising in a Post-Tax Indemnification Period to a Tax Indemnification Period (determined in a manner analogous to the determination of an Income Tax Benefit) shall be for the account of Newco, and the Company shall pay over to Newco any such Tax Refund within ten days after it is Actually Realized by the Company.

     (c) Refund Claims. Newco shall be permitted to file at Newco's sole expense, and the Company shall reasonably cooperate with Newco in connection with, any claims for Tax Refund to which Newco is entitled pursuant to this
Section 3.2 or any other provision of this Agreement. Newco shall reimburse the Company for any reasonable out-of-pocket costs and expenses incurred by any member of the Company Group in connection with such cooperation. The Company shall be permitted to file at the Company's sole expense, and Newco shall reasonably cooperate with the Company in connection with, any claims for Tax Refund to which the Company is entitled pursuant to this Section 3.2 or any other provision of this Agreement. The Company shall reimburse Newco for any reasonable out-of-pocket costs and expenses incurred by any member of the Newco Group in connection with such cooperation.

     Any claim for a Tax Refund to which Newco is entitled under this Agreement shall be subject to the Company Group's consent (such consent not to be unreasonably withheld), to be exercised in a manner analogous to that set forth in Section 2.1(c). Any claim for a Tax Refund to which the Company Group is entitled under this Agreement shall be subject to the Newco Group's consent (such consent not to be unreasonably withheld), to be exercised in a manner analogous to that set forth in Section 2.1(c).

     (d) California Tax Credits. Notwithstanding anything to the contrary in this Agreement, Newco shall be entitled to receive, within ten days after Actually Realized by the Company Group, any Tax Refund attributable to any California Tax Credits.

                                   ARTICLE IV

                      ALLOCATION AND CALCULATION OF TAXES

     4.1. Straddle Period Taxes.  In the case of any Straddle Period:

          (i) the periodic Taxes of the Company Group and the Newco Group that are not based on income or receipts (e.g., property Taxes) for the portion of any Straddle Period ending on the Distribution Date shall be computed based on the ratio of the number of days in such portion of the Straddle Period and the number of days in the entire taxable period;

          (ii) Taxes of the Company Group and the Newco Group for the portion of any Straddle Period ending on the Distribution Date (other than Taxes described in Section 4.1(i) above) shall be computed as if such taxable period ended as of the close of business on the Distribution Date, and, in the case of any Taxes of the Company Group and the Newco Group attributable to the ownership by any member of the Company Group and the Newco Group of any equity interest in any partnership or other "flowthrough" entity, as if a taxable period of such partnership or other "flowthrough" entity ended as of the close of business on the Distribution Date; and

          (iii) with respect to any Joint Tax Return for a Straddle Period, the allocation of Tax liability between the Company Group, on the one hand, and the Newco Group, on the other hand, shall be determined in a manner analogous to that set forth in Treasury Regulation Section 1.1552-1(a)(2).

     4.2. Share of Allowable Taxes. The Company Group's and the Newco Group's allocable share of Tax liability which is attributable to Allowable Taxes for all Pre-Merger Taxable Periods and the portion of any

Straddle Period ending on the Distribution Date shall be determined in accordance with the Prior Arrangement.

     4.3. Calculations and Determinations. All calculations and determinations required to be made pursuant to this Agreement shall be made in good faith by Newco on a basis consistent with prior years and in a manner that does not unreasonably accelerate deductions or defer income between Tax Indemnification Periods and Post-Tax Indemnification Periods, and such calculations and determinations shall be subject to the written approval of the Company, which approval shall not be unreasonably withheld. Whenever Newco is required to make any of the calculations or determinations referred to in the prior sentence, Newco shall provide the Company with (i) preliminary drafts of any material calculations (including calculations of the amount for which the Company Group will be liable under this Agreement) or determinations as early as practicable, and final copies of such calculations (including calculations of the amount for which the Company Group will be liable under this Agreement) or determinations no later than nine weeks prior to the date on which applicable Tax Returns are to be filed, and such other information as the Company shall reasonably request and (ii) if requested by the Company, access (during reasonable business hours and upon reasonable advance notice) to copies of the relevant portions of any Tax Returns, reports or other statements. If the Company's written approval of such calculations and determinations is withheld, the Company shall so notify Newco no later than six weeks prior to the date on which the applicable Tax Returns are to be filed.

     4.4. Principles of Determination. In implementing this Agreement, except as otherwise specifically provided, the parties shall make any adjustments that are necessary to ensure that, with respect to Taxes for Straddle Periods or Pre-Merger Taxable Periods, payments and reimbursements between the parties reflect the principles that the Company is to bear responsibility for Taxes for the Company Group (and any affiliates) that (i) are attributable to the portion of any Straddle Period after the Distribution Date (calculated by treating the day after the Distribution Date as the first day of a taxable period) or (ii) are Allowable Taxes for any Pre-Merger Taxable Period or for any Straddle Period, and that Newco is to bear responsibility for all other Taxes for Straddle Periods and Pre-Merger Taxable Periods.

     4.5. Change in Law. Notwithstanding the agreement with respect to reporting of Tax Items attributable to Newco Options, Compensation Payments, Environmental Coverage Claims and Health Care Claims set forth in Sections 5.1(a), 5.2(a) and 5.5(a) of this Agreement, respectively, neither the Company Group nor the Newco Group shall have any obligation to report any such Tax Items as set forth in such Sections in the event that either such party determines that there is no substantial authority to support reporting such Tax Items on a Tax Return filed by such party as a result of a change in or amendment to any law or regulation, or any change in the official interpretation thereof, effective or occurring after the date of this Agreement, and such Group provides prompt notice to the other Group of any such determination.

                                   ARTICLE V

            NEWCO OPTIONS; COMPENSATION PAYMENTS; CERTAIN CONTRACTS;
           GUNSHIP CLAIMS; ENVIRONMENTAL COVERAGE CLAIMS; HEALTH CARE
                 CLAIMS; B-1B CONTRACTS; FOREIGN SUBSIDIARIES;
                              CONSENT SOLICITATION

     5.1. Tax Deductions Arising in Respect of Newco Options.

     (a) Tax Deductions. Notwithstanding anything to the contrary in this Agreement, unless the IRS issues a contrary private letter ruling to the Company or Newco, or Newco and the Company otherwise agree in writing, (x) the Company Group (and not the Newco Group) shall claim the post-Distribution Date Tax deductions in respect of Newco Options held by Company Group Employees and Former Employees (e.g., due to an option cash-out, an exercise of non-incentive stock options or a disqualifying disposition) and shall pay to Newco the amount of any Tax Refund (such Tax Refund not to include, or be tax-effected for any Tax Refund of the Company's allocable share of Allowable Taxes) arising in respect of such deductions within ten days after such Tax Refund is Actually Realized by the Company Group (including the time estimated Tax payments are due), and (y) the Newco Group shall claim any post-Distribution Date Tax deductions in

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respect of Newco Options held by any Other Individuals. Notwithstanding anything to the contrary contained herein, to the extent that any Tax deductions of the Company Group in respect of Newco Options held by Company Group Employees and Former Employees are carried back from a Post-Tax Indemnification Period to a Tax Indemnification Period, the Company shall pay to Newco any resulting Tax Refunds to the extent required pursuant to this Section 5.1(a), but the Company shall have no obligation to pay to Newco any additional amounts under any other provision of this Agreement (other than Section 6.6(a)) with respect to such Tax Refunds.

     (b) Notices, Withholding, Reporting. Newco shall promptly notify the Company of any post-Distribution Date event giving rise to income to any Company Employees and Former Employees in connection with the Newco Options and, if required by law, the Company shall withhold applicable Taxes and satisfy applicable Tax reporting obligations in connection therewith. Newco shall within 10 days of demand thereof reimburse the Company for all reasonable out-of-pocket expenses incurred in connection with the Newco Options, including with respect to incremental Tax reporting obligations and any incremental employment Tax obligations; provided that the Company shall use reasonable efforts to collect any such amounts required to be paid by Company Employees and Former Employees.

     (c) Tax Audit Adjustments. Notwithstanding the provisions of Section 5.1(a), in the event a Tax Audit Proceeding shall determine (by settlement or otherwise), or the parties otherwise determine pursuant to Section 4.5, that all or a portion of the Tax deductions in respect of Newco Options held by Company Employees and Former Employees was not available to the Company Group, Newco shall pay to the Company the amount of the resulting Tax Deficiency (such Tax Refund not to include, or be tax-effected for, any Tax Refund of the Company's allocable share of Allowable Taxes) within 10 days after the Company Group has notified the Newco Group that such Tax Deficiency has been Actually Realized. In the event a Tax Audit Proceeding shall determine (by settlement or otherwise), or the parties otherwise determine pursuant to Section 4.5, that all or a portion of the Tax deductions in respect of Newco Options held by Other Individuals should have been claimed by the Company Group, the Company shall claim such Tax deductions (by an amended Tax Return or otherwise) and shall pay to Newco the amount of any Tax Refund (such Tax Refund not to include, or be tax-effected for, any Tax Refund of the Company's allocable share of Allowable Taxes) arising in respect of such Tax deduction, in each case within 10 days after such Tax Refund is Actually Realized by the Company Group (including at the time estimated Tax payments are due). In the event that any Tax Audit Proceeding shall determine (by settlement or otherwise) that the Company Group realized taxable income directly or indirectly as a result of the exercise or settlement (including payment by Newco in cash or stock) of the Newco Options or the disqualifying disposition of any stock received upon exercise thereof (determined in a manner analogous to the determination of an Income Tax Detriment), Newco shall pay to the Company the amount of any resulting Tax Deficiency (such Tax Refund not to include, or be tax-effected for, any Tax Refund of the Company's allocable share of Allowable Taxes) within 10 days after the Company Group has notified the Newco Group that such Tax Deficiency has been Actually Realized.

     (d) IRS Ruling Request. At Newco's request and sole expense, Newco and the Company shall jointly seek a private letter ruling from the IRS regarding the proper party to claim the post-Distribution Date Tax deductions in respect of Newco Options.

     5.2. Compensation Payments.

     (a) Tax Deductions. Notwithstanding anything to the contrary in this Agreement, unless Newco and the Company otherwise agree in writing, (x) the Company Group (and not the Newco Group) shall claim the post-Distribution Date Tax deductions in respect of Compensation Payments paid to Company Group Employees and Former Employees and shall pay to Newco the amount of any Tax Refund (such Tax Refund not to include, or be tax-effected for, any Tax Refund of the Company's allocable share of Allowable Taxes) arising in respect of such Tax deductions within ten days after such Tax Refund is Actually Realized by the Company Group (including the time estimated Tax payments are due) and (y) the Newco Group shall claim any post-Distribution Date Tax deductions in respect of Compensation Payments paid to Other Individuals. Notwithstanding anything to the contrary contained herein, to the extent that any Tax deductions of the Company Group in respect of Compensation Payments are carried back from a Post-Tax Indemnification period to a Tax Indemnification Period, the Company shall pay to Newco any resulting Tax Refunds to the extent required pursuant to this Section 5.2(a), but the Company shall have no obligation to pay to Newco any additional amounts under any other provision of this Agreement (other than Section 6.6(a)) with respect to such Tax Refunds.

     (b) Notices, Withholding, Reporting. The Company shall withhold applicable Taxes and satisfy applicable Tax reporting obligations in connection with the Compensation Payments made to Company Group Employees and Former Employees. Newco shall within 10 days of demand thereof reimburse the Company for all reasonable out-of-pocket expenses incurred in connection with the Compensation Payments, including with respect to incremental Tax reporting obligations and any incremental employment Tax obligations resulting from such Compensation Payments; provided that the Company shall use reasonable efforts to collect any such amounts required to be paid by Company Employees and Former Employees.

     (c) Tax Audit Adjustments. Notwithstanding the provisions of Section 5.2(a), in the event a Tax Audit Proceeding shall determine (by settlement or otherwise), or the parties otherwise determine pursuant to Section 4.5, that all or a portion of the Tax deductions in respect of Compensation Payments paid to Company Employees and Former Employees was not available to the Company Group, Newco shall pay to the Company the amount of the resulting Tax Deficiency (such Tax Refund not to include, or be tax-effected for, any Tax Refund of the Company's allocable share of Allowable Taxes) within 10 days after the Company Group has notified the Newco Group that such Tax Deficiency has been Actually Realized. In the event a Tax Audit Proceeding shall determine (by settlement or otherwise), or the parties otherwise determine pursuant to Section 4.5, that all or a portion of the Tax deductions in respect of Compensation Payments paid to Other Individuals should have been claimed by the Company Group, the Company shall claim such Tax deductions (by an amended Tax Return or otherwise) and shall pay to Newco the amount of any Tax Refund (such Tax Refund not to include, or be tax-effected for, any Tax Refund of the Company's allocable share of Allowable Taxes) arising in respect of such deductions, in each case within 10 days after such Tax Refund is Actually Realized by the Company Group (including at the time estimated Tax payments are due). In the event that any Tax Audit Proceeding shall determine (by settlement or otherwise) that the Company Group realized taxable income directly or indirectly as a result of the payment of any Compensation Payments (determined in a manner analogous to the determination of an Income Tax Detriment), Newco shall pay to the Company the amount of any resulting Tax Deficiency (such Tax Refund not to include, or be tax-effected for, any Tax Refund of the Company's allocable share of Allowable Taxes) within 10 days after the Company Group has notified the Newco Group that such Tax Deficiency has been Actually Realized.

     5.3. Percentage Completion Contracts.

     (a) Adjustment to Contract Profitability. Newco and the Company shall each bear one-half of any interest cost due to, and be entitled to receive one-half of any interest refunded by, the IRS in respect of Tax Indemnification Periods resulting from adjustments required subsequent to the Distribution Date with respect to long-term contracts held by the Company pursuant to the look-back method of Treasury Regulation Section 1.460-6 or any comparable provision of State, local or foreign Tax law. The Company shall pay to Newco its share of any such refunded interest within 10 days after such refund is Actually Realized by the Company, and Newco shall pay to the Company its share of any such interest due within 10 days after the Company Group has notified the Newco Group that such interest cost has been Actually Realized by the Company Group.

     5.4. Gunship Claims.

     (a) Gunship Claims Income Tax Paid. Newco hereby represents that prior to the date hereof the Company has reflected in taxable income on its U.S. Federal Income Tax Returns $181 million of income relating to the Gunship Claims.

     (b) Tax Item Timing Adjustments. If the Newco Group so requests, the Company Group shall consent to Newco pursuing a claim for a Tax Refund, at Newco's sole expense, in respect of Federal Income Taxes paid by the Company prior to the date hereof with respect to income relating to the Gunship Claims. Any such refund claim shall be governed by Section 3.2. Notwithstanding any other provision in this

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Agreement, Newco shall pay to the Company the amount of any increase in Taxes for the Post-Tax Indemnification Period attributable to the receipt of any resulting Tax Refund within 10 days after the Company Group has notified the Newco Group that such increase has been Actually Realized.

     5.5. Environmental Coverage Claims and Health Care Claims.

     (a) Tax Return Reporting. Newco and the Company shall each report its proportionate share of Tax Items attributable to the Environmental Coverage Claims and Health Care Claims, based on the allocation of the proceeds of the Environmental Coverage Claims and Health Care Claims (in the case of income Items), and the manner in which costs are shared (in the case of deduction Items), pursuant to Sections 3.2 and 3.8, respectively, of the Post-Closing Covenants Agreement.

     (b) Tax Audit Adjustments. (i) In the event a Tax Audit Proceeding shall determine (by settlement or otherwise), or the parties otherwise determine pursuant to Section 4.5, that the Company Group should have reported Tax Items in respect of the Environmental Coverage Claims or the Health Care Claims that were reported by the Newco Group pursuant to Section 5.5(a), Newco shall pay to the Company the amount of any resulting Tax Deficiency (and shall have the right to receive or retain any resulting Tax Refund) within ten days after the Company has notified Newco that it has Actually Realized such Tax Deficiency or after the Company Group has Actually Realized such Tax Refund, as the case may be.

     (ii) In the event a Tax Audit Proceeding shall determine (by settlement or otherwise), or the parties otherwise determine pursuant to Section 4.5, that the Newco Group should have reported Tax Items in respect of the Environmental Coverage Claims or the Health Care Claims that were reported by the Company Group pursuant to Section 5.5(a), the Company shall pay to the Newco Group the amount of any resulting Tax Deficiency (and shall have the right to receive or retain any resulting Tax Refund) within ten days after Newco has notified the Company that it has Actually Realized such Tax Deficiency or after the Newco Group has Actually Realized such Tax Refund, as the case may be.

     (c) For purposes of determining when a party has Actually Realized a Tax Deficiency under Section 5.5(b), in the event and to the extent Taxes payable by that the Company or Newco, as the case may be, are not increased as a result of including Tax Items in the nature of income attributable to the Environmental Coverage Claims or the Health Care Claims because such Tax Items are offset by losses, credits or other Tax Items of such party, such party shall be deemed to have paid Taxes with respect to such offset Tax Items at the highest applicable marginal rates.

     5.6. B-1B Contracts.

     (a) Tax Return Reporting. The Company Group shall report on its Post-Tax Indemnification Period Income Tax Returns all Tax Items arising in respect of the B-1B Contracts that are not reflected on the Company's Income Tax Returns for any Tax Indemnification Period, shall pay all Taxes with respect to such Tax Items and shall be entitled to all Tax Refunds attributable to such Tax Items.

     5.7. Research and Experimentation Credit. The Company Group hereby consents to Newco pursuing its claim for Tax Refund in respect of Tax Returns filed for the Tax Indemnification Period relating to the research and experimentation tax credit.

     5.8. Foreign Subsidiaries.

     (a) Distribution of Australian Subsidiary. Prior to the Distribution, Rockwell Australia Limited ("Rockwell Australia") will be distributed to the Company in a transaction intended to qualify as a transaction pursuant to
Section 355 of the Code. In the event that such transaction does not so qualify and the Company Group sells or otherwise disposes of the stock of Rockwell Australia, the Company shall pay to Newco, within 10 days after such Tax Refund is Actually Realized by the Company, the amount of any Company Group Tax Refund arising because such transaction failed to so qualify.

     (b) Foreign Tax Credits, Subpart F Income and PFIC Income. In the event that, during the period beginning on the Distribution Date and ending on September 30, 1997, the Company Group engages in any transaction outside of the ordinary course of business and such transaction (i) affects the foreign tax credit computation with respect to any amount taken into income by the Company Group with respect to Rockwell Australia and its subsidiaries for the Tax Indemnification Period, (ii) increases the amount includible in the Company Group's income pursuant to Section 951 et seq. of the Code that is attributable to the Company's ownership interest in Rockwell Australia and its subsidiaries for the Tax Indemnification Period or (iii) increases the Company Group's Tax pursuant to Section 1291 et seq. of the Code that is attributable to the Company's ownership interest in Rockwell Australia and its subsidiaries for the Tax Indemnification Period, the Company shall pay to Newco any resulting additional net Tax cost to the Newco Group for the Tax Indemnification Period within ten days after notification by Newco that the Company Group has Actually Realized such net Tax cost.

     5.9. Consent Solicitation; Repayment of Short-Term Debt.

     (a) Any net Income Tax cost attributable to cancellation of indebtedness income ("CODI"), or net Income Tax benefit attributable to bond retirement premium ("BRP") (determined in each case in a manner analogous to the determination of an Income Tax Detriment and Income Tax Benefit, respectively), recognized by the Company Group as a result of the transactions described in Sections 3.1 and 5.18 of the Merger Agreement and/or a tender offer by Acquiror for the outstanding notes of the Company (collectively, the "Debt Refinancing") shall be for the account of Acquiror.

     (b) The Company Group shall report any CODI or BRP resulting from the Debt Refinancing as occurring in a Post-Tax Indemnification Period in accordance with Treasury Regulation Section 1.1502-76(b)(ii)(B), unless the relevant Taxing Authority will not accept a Tax Return on such basis.

                                   ARTICLE VI
                       TAX INDEMNIFICATION; TAX CONTESTS

     6.1. Indemnification.

     (a) Newco Indemnification.  Except as otherwise provided in Article V or
Section 6.1(b), Newco and the Newco Group shall be liable for and shall indemnify, defend and hold harmless the members of the Company Group and Acquiror and each of their respective affiliates and Representatives from and against (A) all Taxes of the Company Group and the Newco Group for Pre-Merger Taxable Periods other than the Company Group's allocable share of Allowable Taxes for such Pre-Merger Taxable Periods, (B) all Taxes of the Company Group and the Newco Group for the portion of any Straddle Period ending on the Distribution Date other than the Company Group's allocable share of Allowable Taxes for such portion of any such Straddle Period, (C) all Taxes of the Newco Group for the portion of any Straddle Period beginning on the day after the Distribution Date (calculated by treating the day after the Distribution Date as the first day of a taxable period), (D) all Taxes of the Newco Group for Post-Merger Taxable Periods, (E) all liability (as a result of Treasury Regulation Section 1.1502-6(a) or otherwise) for Income Taxes of any person (other than a member of the Company Group or the Newco Group) which is or has ever been affiliated with any member of the Company Group or the Newco Group or with which any member of the Company Group or the Newco Group joins or has ever joined (or is or has ever been required to join) in filing any consolidated, combined or unitary Tax Return for any Pre-Merger Taxable Period or Straddle Period, (F) the amount of any California Tax Deficiency resulting from the receipt by the Company Group of any Tax Refund attributable to any California Tax Credits, and the amount of any other net Tax cost attributable to the California Tax Credits or any refund thereof, (G) all Taxes for which Newco is liable pursuant to Article V or Section 6.5, (H) any Transfer Taxes imposed in connection with or as a result of the Contribution and/or the Distribution, and one-half of any Transfer Taxes imposed in connection with or as a result of the Merger, (I) 50% of any Income Taxes payable by the Company Group in any Post-Tax Indemnification Period with respect to any long-term contract accounted for Federal income Tax purposes pursuant to the "completed contract method" and/or the "percentage completion method" of accounting to the extent attributable to Contract Profitability with respect to such contract as of the Distribution Date, but only to the extent such Contract Profitability exceeds $22 million in the aggregate, (J) all Taxes for any taxable period (whether beginning before, on or after the Distribution Date) that would not have been payable but for the breach by any member of the Newco Group of any representation, warranty or obligation under this Agreement, (K) all Taxes for any taxable period (whether beginning before, on or after the Distribution Date) that would not have been payable but for the inaccuracy of the representations and warranties contained in clauses (ix) or (xii) of Section 4.1(l) or clause (xi) of Section 4.1(m) of the Merger Agreement or the breach of the covenant contained in Section 5.1(n) of the Merger Agreement, (L) all liability for Taxes resulting from the Contribution, Distribution and/or Merger (including the transactions described in the last sentence of each of Sections 2.1(a), 2.1(b), 2.2(a) and 2.2(b) of the Distribution Agreement), (but not including any Taxes attributable to collateral consequences of such transactions, such as a reassessment of Company property for property Tax purposes resulting from the change in control incident to the Merger), and (M) all liability for any reasonable legal, accounting, appraisal, consulting or similar fees and expenses relating to the foregoing. Notwithstanding the foregoing, Newco shall not indemnify, defend or hold harmless any member of the Company Group from any liability for Taxes, other than Taxes resulting from the failure of the Contribution or Distribution to qualify as transactions described in Sections 351 or 355 of the Code and/or as a "reorganization" under Section 368(a)(1)(D) of the Code and the Merger as a "reorganization" pursuant to
Section 368(a)(1)(B) of the Code, resulting from any action taken by any member of the Company Group on the Distribution Date after the Effective Time (other than actions relating to the Debt Refinancing or in the ordinary course of business) (a "Buyer Tax Act").

     For purposes of clause (I) of the second preceding sentence, Newco's indemnity obligation shall arise only at such time as the Company Group Actually Realizes a Tax cost with respect to Contract Profitability in excess of $22,000,000, which shall be deemed to occur only after the Company Group has Actually Realized income items attributable to Contract Profitability with respect to long-term contracts in existence on the Distribution Date in an aggregate amount of $22,000,000.

     (b) Company and Acquiror Indemnification. (i) Company
Indemnification. Except as otherwise provided in Article V or Section 6.1(a), the Company shall be liable for and shall indemnify, defend and hold harmless the Newco Group from and against (A) all Taxes of the Company Group for Post-Merger Taxable Periods, (B) the Company Group's allocable share of Allowable Taxes for Pre-Merger Taxable Periods and the portion of any Straddle Period ending on the Distribution Date, (C) all Taxes of the Company Group for the portion of any Straddle Period beginning on the day after the Distribution Date (calculated by treating the day after the Distribution Date as the first day of a taxable period), (D) all Taxes resulting from a Buyer Tax Act, (E) all Taxes for which the Company is liable pursuant to Article V or Section 6.5, (F) all Taxes for any taxable period (whether beginning before, on or after the Distribution Date) that would not have been paid but for the breach by any member of the Company Group of any representation, warranty or obligation under this Agreement and (G) all liability for any reasonable legal, accounting, appraisal, consulting or similar fees and expenses relating to the foregoing.

     (ii) Acquiror Indemnification. Acquiror shall indemnify, defend and hold harmless Newco for one-half of any Transfer Taxes imposed in connection with or as a result of the Merger.

     (c) Payments. Subject to Section 6.6(b), any indemnity payment required to be made pursuant to this Section 6.1 shall be paid within thirty days after the indemnified party makes written demand upon the indemnifying party, but in no case earlier than five business days prior to the date on which the relevant Taxes are required to be paid (or would be required to be paid if no such Taxes are due) to the relevant Taxing Authority (including estimated Tax payments).

     6.2. Notice of Indemnity. Whenever a party hereto (hereinafter an "Indemnitee") becomes aware of the existence of an issue raised by any Taxing Authority which could reasonably be expected to result in a determination that would increase the liability for any Tax of the other party hereto or any member of its Group for any Post-Tax Indemnification Period (in the case of the Company Group) or for any Tax Indemnification Period (in the case of the Newco Group) or require a payment hereunder to the other party (hereinafter an "Indemnity Issue"), the Indemnitee shall in good faith promptly give notice to such other party (hereinafter the "Indemnitor") of such Indemnity Issue. The failure of any Indemnitee to give such notice shall not relieve any Indemnitor of its obligations under this Agreement except to the extent such Indemnitor or its affiliate is actually materially prejudiced by such failure to give notice.

     6.3. Tax Contests. The Indemnitor and its representatives, at the Indemnitor's expense, shall be entitled to participate (A) in all conferences, meetings or proceedings with any Taxing Authority, the subject matter of which is or includes an Indemnity Issue and (B) in all appearances before any court, the subject matter of which is or includes an Indemnity Issue. The party who has responsibility for filing the Tax Return under this Agreement (the "Responsible Party") with respect to which there could be an increase in liability for any Tax or with respect to which a payment could be required hereunder shall have the right to decide as between the parties hereto how such matter is to be dealt with and finally resolved with the appropriate Taxing Authority and shall control all audits and similar proceedings. If no Tax Return is or was required to be filed in respect of an Indemnity Issue, the Indemnitor shall be treated as the Responsible Party with respect thereto. The Responsible Party agrees to cooperate in the settlement of any Indemnity Issue with the other party and to take such other party's interests into account. If the Indemnitor is not the Responsible Party, such cooperation may include permitting the Indemnitor, at the Indemnitor's sole expense, to litigate or otherwise resolve any Indemnity Issue. If Newco is the Responsible Party and if either (x) the Taxes at issue in the aggregate may equal or exceed $50,000 (computed taking into account reasonably anticipated future year Tax costs on a present value basis) or (y) the Indemnity Issue relates to the qualification of the Contribution or the Distribution as transactions described in Sections 351 and 355 of the Code and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code or the Merger as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code, (i) Newco shall not settle any such Indemnity Issue without the prior written consent of the Acquiror, which consent shall not be unreasonably withheld, (ii) the Acquiror, and counsel of its own choosing, shall have the right to participate fully, at its own expense, in all aspects of the defense of such Indemnity Issue, (iii) Newco shall inform the Acquiror, reasonably promptly in advance, of the date, time and place of all administrative and judicial meetings, conferences, hearings and other proceedings relating to such Indemnity Issue, (iv) the Acquiror shall, at its own expense, be entitled to have its representatives (including counsel, accountants and consultants) attend and participate in any such administrative and judicial meetings, conferences, hearings and other proceedings relating to such Indemnity Issue, (v) Newco shall provide to the Acquiror all information, document requests and responses, proposed notices of deficiency, notices of deficiency, revenue agent's reports, protests, petitions and any other documents relating to such Indemnity Issue promptly upon receipt from, or in advance of submission to (as the case may be), the relevant Taxing Authority or courts and (vi) Newco shall not file or submit any protests, briefs, responses, petitions or other documents relating to such Indemnity Issue with such relevant Taxing Authority or courts without the prior written consent of the Acquiror, which consent shall not be unreasonably withheld. Notwithstanding any other provision of this Agreement, if Newco has materially satisfied its obligations under this Agreement and if the Company fails to permit Newco to control any Indemnity Issue relating to the qualification of the Contribution and Distribution as transactions described in Sections 351 and 355 of the Code and/or a "reorganization" within the meaning of
Section 368(a)(1)(D) of the Code or the qualification of the Merger as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code, then Newco shall not be liable for and shall not indemnify the Company Group for any Tax Deficiency resulting from an adverse determination of such Indemnity Issue.

     6.4. Timing Adjustments.

     (a) Timing Differences. If a Tax Audit Proceeding or an amendment of a Tax Return results in a Timing Difference, and such Timing Difference results in a decrease in an indemnity obligation Newco has or would otherwise have under
Section 6.1 and/or an increase in the amount of a Tax Refund to which Newco is entitled under Section 3.2, then in each Post-Tax Indemnification Period in which the Company Group Actually Realizes an Income Tax Detriment, Newco shall pay to the Company an amount equal to such Income Tax Detriment; provided, however, that the aggregate payments which Newco shall be required to make under this Section 6.4(a) with respect to any Timing Difference shall not exceed the aggregate amount of the Income Tax Benefits realized by the Newco Group for all taxable periods and the Company Group for all Tax Indemnification Periods as a result of such Timing Difference. Newco shall make all such payments within ten days after the Company notifies Newco that the relevant Income Tax Detriment has been Actually Realized.

     (b) Reverse Timing Differences. If a Tax Audit proceeding or an amendment of a Tax Return results in a Reverse Timing Difference, and such Reverse Timing Difference results in an increase in an indemnity obligation of Newco under
Section 6.1 and/or a decrease in the amount of a Tax Refund to which Newco is or would otherwise be entitled to under Section 3.2, then in each Post-Tax Indemnification Period in which the Company Group Actually Realizes an Income Tax Benefit, the Company shall pay to Newco within ten days after the Company has Actually Realized such Income Tax Benefit an amount equal to such Income Tax Benefit; provided, however, that the aggregate payments which the Company shall be required to make under this Section 6.4(b) with respect to any Reverse Timing Difference shall not exceed the aggregate amount of the Income Tax Detriments realized by the Company Group and the Newco Group for all Tax Indemnification Periods as a result of such Reverse Timing Difference.

     6.5. Certain Post-Distribution Transactions.

     (a) Consistent with Agreements. Newco shall, and shall cause each Newco Group member to, comply with and take no action inconsistent with Newco's Tax Representation Letter. Acquiror shall, and shall cause each member of the Company Group to, comply with and take no action inconsistent with Acquiror's Tax Representation Letter. The Newco Group, Acquiror and the Company Group shall use their respective best efforts to have the Contribution and the Distribution qualify as transactions described in Sections 351 and 355 of the Code and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code and to have the Merger qualify as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. The parties hereto intend that the sole remedy for breach of the covenants contained in this Section 6.5(a) shall be as set forth in Section 6.5(b) hereof.

     (b) Tax-Free Reorganization Treatment. Acquiror and the Company agree to indemnify and hold the Newco Group harmless from and against any Taxes resulting from any Action (as hereinafter defined) which causes either the Contribution and the Distribution to fail to qualify as transactions described in Sections 351 and 355 of the Code and/or a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code or the Merger to qualify as a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. An "Action" shall mean any of the actions set forth on Schedule 6.5 hereof, taken by Acquiror or the Company or any of their respective affiliates (other than the members of the Newco Group) within the two-year period following the Distribution Date. Notwithstanding the foregoing, an Action shall not include any transaction or action disclosed or described in Newco's Tax Representation Letter or the Acquiror's Tax Representation Letter, or required or otherwise contemplated by any Reorganization Agreement (or any agreement or document included as an exhibit thereto), or of which the Company or Newco has actual knowledge as of the Distribution Date. An Action shall not include any action on the part of any member of the Newco Group, or any of their respective shareholders, officers, directors or agents. Newco agrees to indemnify and hold the Acquiror and the Company Group harmless from and against any Tax liability resulting from or otherwise attributable to the Contribution and Distribution failing to qualify under Sections 351 and 355 of the Code and/or a "reorganization" under Section 368(a)(1)(D) of the Code or the Merger failing to qualify as a "reorganization" under Section 368(a)(1)(B) of the Code, except to the extent such Tax liability results from an Action. For purposes of this Section 6.5(b), the amount of any Taxes resulting from an Action shall equal the difference between (i) the Taxes actually paid with respect to the Contribution, Distribution and the Merger and
(ii) the greater of (x) the amount of Taxes that would have been payable with respect to the Contribution and Distribution if such transactions had qualified under Sections 351 and 355 of the Code and/or a "reorganization" under Section 368 (a)(1)(D) of the Code and the Merger if such transaction had qualified as a "reorganization" under Section 368(a)(1)(B) and (y) the amount of Taxes that would have been payable with respect to the Contribution, Distribution and the Merger in the absence of such Action.

     6.6. Payments Net of Taxes. (i) Gross-Up and Characterization. The amount of any payment under this Agreement shall be (i) increased to take account of any net Tax cost incurred by the recipient thereof as a result of the receipt or accrual of payments hereunder (grossed-up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the recipient arising from the incurrence or payment of any such payment, other than any such net Tax benefit that the recipient is specifically entitled to retain pursuant to this Agreement. In computing the amount of any such Tax cost or Tax benefit, the recipient shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt or accrual of any payment hereunder. Except as provided in Section 6.6(b), or unless the parties otherwise agree to an alternative method for determining the present value of any such anticipated Tax benefit or Tax cost, any payment hereunder shall initially be made without regard to this Section and shall be increased or reduced to reflect any such net Tax cost (including gross-up) or net Tax benefit only after the recipient has Actually Realized such cost or benefit. It is the intention of the parties that payments made pursuant to this Agreement are to be treated as relating back to the Contribution as an adjustment to the assets and liabilities contributed thereunder, and the parties shall not take any position inconsistent with such intention before any Taxing Authority, except to the extent that a final determination (as defined in Section 1313 of the Code) with respect to the recipient party causes any such payment not to be so treated.

     (b) Time for Payment. Notwithstanding any other provision of this Agreement, to simplify the administration of this Agreement, the payment of any amount less than $25,000 required to be made pursuant to this Agreement by one party hereto to another party hereto need not be made to such other party prior to thirty days following the later of (i) the close of the calendar quarter during which such payment obligation arose and (ii) the day during such calendar quarter when the aggregate amount of all such less than $25,000 payment obligations arising during such calendar quarter exceeds $150,000. Unless otherwise specified by the recipient for items exceeding $100,000, any such payment may be made on a net Tax basis (i.e., reduced to take account of any net Tax benefit to be realized by the recipient (computed at an effective Tax rate to be agreed upon from time-to-time by the parties)) to the extent such recipient is entitled to a corresponding deduction.

     (c) Right to Offset. Any party making a payment under this Agreement shall have the right to reduce any such payment by any amounts owed to it by the other party to this Agreement.

                                  ARTICLE VII

                    COOPERATION AND EXCHANGE OF INFORMATION

     7.1. Preparation of Returns. The Company shall, and shall cause each appropriate member of the Company Group to, prepare and submit to Newco, at the Company's expense, (i) no later than 120 days prior to the due date (taking into account any extensions), but in no case earlier than 60 days after the close of the relevant taxable period, for any Affiliated Group consolidated Federal Tax Returns or any state, local or foreign combined or unitary corporate Joint Tax Returns, all information that Newco shall reasonably request, in such form as Newco shall have reasonably requested, to enable Newco to file such Tax Returns and (ii) no later than 120 days prior to the due date (taking into account any extensions), but in no case earlier than 60 days after the close of the relevant taxable period, for any other Tax Return for Pre-Merger Taxable Periods and Straddle Periods which Newco is responsible for filing, all information that Newco shall reasonably request, in such form as Newco shall have reasonably requested, to enable Newco to file such Tax Returns.

     7.2. Cooperation and Exchange of Information. Each party hereto, on behalf of itself and its affiliates, agrees to provide the other party hereto with such cooperation and information as such other party shall reasonably request in connection with the preparation or filing of any Tax Return or claim for Tax Refund not inconsistent with this Agreement or in conducting any audit or other proceeding in respect to Taxes or to carry out the provisions of this Agreement. To the extent necessary to carry out the purposes of this Agreement and subject to the other provisions of this Agreement, such cooperation and information shall include without limitation the non-exclusive designation of an officer of Newco as an officer of the Company and Acquiror and each of their affiliates for the purpose of signing Tax Returns, cashing refund checks, pursuing refund claims, dealing with Taxing Authorities and defending audits as well as promptly forwarding copies of appropriate notices and forms or other communications received from or sent to any Taxing Authority which relate to the Company Group for the Tax Indemnification Period and providing copies of all relevant Tax Returns for the Tax Indemnification Period, together with accompanying schedules and related workpapers, documents relating to rulings or other determinations by Taxing Authorities, including without limitation, foreign Taxing Authorities, and records concerning the ownership and Tax basis of property, which either party may possess. Subject to the rights of the Company Group under the other provisions of this Agreement, such officer shall have the authority to execute powers of attorney (including Form 2848) on behalf of each member of the

Company Group with respect to Tax Returns and Taxes for the Tax Indemnification Period. Each party to this Agreement shall make, or shall cause its affiliates to make, their employees and facilities available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder.

     7.3. Record Retention. The Company and Newco agree to (i) retain all Tax Returns, related schedules and workpapers, and all material records and other documents as required under Section 6001 of the Code and the regulations promulgated thereunder relating thereto ("Tax Records") existing on the date hereof or created through the Distribution Date, for 10 years from the Distribution Date and (ii) allow the other parties to this Agreement and their Representatives (and Representatives of any of its affiliates), at times and dates reasonably acceptable to the retaining party, to inspect, review and make copies of such records, and have access to such employees, as the Company and Newco may reasonably deem necessary or appropriate from time to time, such activities to be conducted during normal business hours and without disruption to either of its businesses. At the end of the 10-year period described in clause (i), the Company or Newco, as the case may be, shall transfer such records (or cause such records to be transferred) to the other party (at such other party's sole expense), unless such other party notifies the Company or Newco, as the case may be, within 90 days prior to the expiration of the 10-year period, that such other party does not desire to receive such Tax Records, in which case the Company or Newco, as the case may be, may destroy or otherwise dispose of such undesired documents.

     7.4. Notification of Certain Dispositions. Acquiror shall give Newco at least 30 days prior written notice in the event that any time prior to October 1, 2002 Rockwell Australia disposes of all or any portion of the ownership interest in, or all or a substantial portion of the assets of, A.C.N. 004 471 078 Pty. Ltd. Such notice shall describe any such disposition in sufficient detail to enable Newco (i) to comply with the requirements of Section 367 of the Code and applicable regulations thereunder and (ii) to enter into a revised gain recognition agreement under Section 367 of the Code and the applicable regulations if such disposition occurs in a transaction in which no gain or loss is required to be recognized under U.S. income tax principles or gain is recognized solely by reason of Section 357(c) of the Code.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1. Entire Agreement. This Tax Allocation Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof and thereof.

     8.2. Modification or Amendment. The parties hereto may modify or amend this Agreement only by written agreement executed and delivered by duly authorized officers of the respective parties. Anything in this Agreement or any other Reorganization Agreement to the contrary notwithstanding, in the event and to the extent that there shall be a conflict between the provisions of this Agreement and any other Reorganization Agreement, the provisions of this Agreement shall control.

     8.3. Notices. Any notice, request, instruction or other communication to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by Federal Express or other nationally reputable next-day courier service, or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

        (a) If to Newco:

          [NEW ROCKWELL INTERNATIONAL CORPORATION]
          2201 Seal Beach Boulevard
          Seal Beach, California 90740-8250
          Attention: William J. Calise, Jr., Esq.
          Telecopy: (310) 797-5687

          with copies to:

          Chadbourne & Parke LLP
          30 Rockefeller Plaza
          New York, New York 10112
          Attention: Peter R. Kolyer, Esq.
          Telecopy: (212) 541-5369

        (b) if to Acquiror or the Company:

           The Boeing Company
           P.O. Box 3707
           M/S 13-08
           Seattle, Washington 98124-2207
           Attention: Theodore J. Collins
                     Vice President & General Counsel
           Telecopy: (206) 544-4900

           with copies to:

           Cravath, Swaine & Moore
           Worldwide Plaza
           825 Eighth Avenue
           New York, New York 10019
           Attention: Allen Finkelson, Esq.
           Telecopy: (212) 474-3700

     8.4. No Third Party Beneficiaries. Except as otherwise expressly provided herein, nothing contained in this Agreement is intended to confer upon any person or entity other than the parties hereto and their respective successors and permitted assigns, any benefit, right or remedies under or by reason of this Agreement.

     8.5. Assignment. No party to this Agreement shall convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of the other parties hereto in their sole and absolute discretion. Any such conveyance, assignment or transfer without the express written consent of the other parties shall be void ab initio. No assignment of this Agreement shall relieve the assigning party of its obligations hereunder.

     8.6. Term. This Agreement shall commence on the date of execution indicated below and shall continue in effect until otherwise agreed to in writing by Newco and the Company, or their successors.

     8.7. Captions. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     8.8. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     8.9. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right of specific performance and injunctive relief giving effect to its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     8.10. Counterparts. For the convenience of the parties, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     8.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     8.12. Agent. Any consent rights of members of the Newco Group under this Agreement shall be exercised by Newco on behalf of the Newco Group, and any notices given by the Company Group to Newco shall be deemed to be given to each member of the Newco Group. Any consent rights of the Company Group under this Agreement shall be exercised by Acquiror on behalf of the Company Group, and any notices given by Newco to Acquiror shall be deemed to be given to each member of the Company Group.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.

                                          ROCKWELL INTERNATIONAL
                                          CORPORATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          NEW ROCKWELL INTERNATIONAL
                                          CORPORATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          THE BOEING COMPANY

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                                                         ANNEX C

--------------------------------------------------------------------------------

                        POST-CLOSING COVENANTS AGREEMENT

                       DATED AS OF                , 1996,

                                     AMONG

                      ROCKWELL INTERNATIONAL CORPORATION,
                               THE BOEING COMPANY
                                BOEING NA, INC.

                                      AND

                     NEW ROCKWELL INTERNATIONAL CORPORATION

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
                                          ARTICLE I
                                         DEFINITIONS
1.1.    Definitions.....................................................................    1
                                          ARTICLE II
                                       INDEMNIFICATION
2.1.    Indemnification by Newco........................................................    2
2.2.    Indemnification by the Company..................................................    3
2.3.    Procedures Relating to Indemnification..........................................    4
2.4.    Certain Limitations.............................................................    7
2.5.    Limitation on Newco's Indemnification Obligation under Section 2.1(a)(iv).......    7
2.6.    Exclusivity of Tax Allocation Agreement.........................................    8
                                         ARTICLE III
                                       OTHER AGREEMENTS
3.1.    Transfer Taxes..................................................................    8
3.2.    Conduct of Environmental Insurance Coverage Claims..............................    8
3.3.    Agreements with Respect to Acquiror Common Stock Received by Newco Savings          9
        Plans...........................................................................
3.4.    Transitional Arrangements.......................................................    9
3.5.    Insurance.......................................................................    9
3.6.    DOE Contracts...................................................................   10
3.7.    Reorganization Expenses.........................................................   10
3.8.    Conduct of Health Care Claims Audit.............................................   10
3.9.    Guaranty of Acquiror............................................................   11
3.10.   Payments Adjustments to Contribution............................................   11
                                          ARTICLE IV
                                  MISCELLANEOUS AND GENERAL
4.1.    Modification or Amendment.......................................................   11
4.2.    Waiver; Remedies................................................................   11
4.3.    Counterparts....................................................................   11
4.4.    Governing Law...................................................................   11
4.5.    Notices.........................................................................   12
4.6.    Entire Agreement................................................................   12
4.7.    Certain Obligations.............................................................   12
4.8.    Assignment......................................................................   12
4.9.    Captions........................................................................   12
4.10.   Severability....................................................................   12
4.11.   No Third Party Beneficiaries....................................................   12
4.12.   Consent to Jurisdiction.........................................................   13

     POST-CLOSING COVENANTS AGREEMENT dated as of             , 1996 (this
"Agreement"), among ROCKWELL INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), THE BOEING COMPANY, a Delaware corporation ("Acquiror"), BOEING NA, INC., a Delaware corporation and a wholly-owned subsidiary of Acquiror ("Sub"), and NEW ROCKWELL INTERNATIONAL CORPORATION, a Delaware corporation ("Newco").

                             W I T N E S S E T H :

     WHEREAS, the Company, Acquiror and Sub have entered into an Agreement and Plan of Merger dated as of July 31, 1996 (the "Merger Agreement"), providing for the Merger (as defined in the Merger Agreement) of Sub with and into the Company;

     WHEREAS, the Board of Directors of the Company has approved an agreement and plan of distribution in the form attached as Annex A to the Merger Agreement (the "Distribution Agreement"), which will be entered into prior to the Effective Time (as defined in the Merger Agreement), pursuant to which (a) all the assets of the Company, other than the Retained Assets (as defined in the Distribution Agreement), will be contributed to Newco and/or to one or more of the Operating Subsidiaries (as defined in the Distribution Agreement) and all of the liabilities of the Company, other than the Retained Liabilities (as defined in the Distribution Agreement), will be assumed by Newco and/or by one or more of the Operating Subsidiaries, all as provided in the Distribution Agreement (the "Contribution"), and (b) all of the issued and outstanding shares of Common Stock, par value $1.00 per share, of Newco ("Newco Common Stock") and Class A Common Stock, par value $1.00 per share, of Newco ("Newco Class A Common Stock"), in each case with the associated Rights, will be distributed on a pro rata basis to the Company's stockholders as provided in the Distribution Agreement (the "Distribution");

     WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the obligations of the parties to the Merger Agreement to consummate the Merger;

     WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the obligations of the parties to the Distribution Agreement to consummate the Distribution; and

     WHEREAS, the parties to this Agreement have determined that it is necessary and desirable to set forth certain agreements that will govern certain matters that may arise following the Contribution, the Distribution and the Merger.

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement or the Distribution Agreement, as the case may be. As used in this Agreement, the following terms shall have the following respective meanings:

          "Acquiror Indemnitees" shall mean Acquiror, each Affiliate of Acquiror, including any of its direct or indirect Subsidiaries (including, after the Effective Time, the Retained Companies), and each of their respective Representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

          "Environmental Law" shall have the meaning ascribed thereto in the Distribution Agreement.

          "Environmental Proceeding" means any judicial, administrative or regulatory proceeding (including, without limitation, any investigation or inquiry) by or before any Governmental Entity that has been instituted or commenced against an Acquiror Indemnitee by a party other than an Acquiror Indemnitee based on a violation of, or to enforce compliance with, any Environmental Law.

          "Filings" shall mean the Registration Statements, the Proxy Statement-Prospectus, the Form 8-A and any other document filed or required to be filed with the SEC in connection with the transactions contemplated by the Reorganization Agreements, or any preliminary or final form thereof or any amendment or supplement thereto.

          "Indemnifiable Losses" shall mean, subject to Section 2.4, all losses, liabilities, damages, deficiencies, obligations, fines, expenses, claims, demands, actions, suits, proceedings, judgments or settlements, whether or not resulting from Third Party Claims (as defined in Section 2.3(a)), including interest and penalties recovered by a third party with respect thereto and out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of the Indemnitee's rights hereunder, suffered by an Indemnitee.

          "Indemnitee" shall mean any of the Acquiror Indemnitees or the Newco Indemnitees who or which may seek indemnification under this Agreement.

          "Newco Indemnitees" shall mean Newco, each Affiliate of Newco, including any of its direct or indirect Subsidiaries, and each of their respective Representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

                                   ARTICLE II

                                INDEMNIFICATION

     2.1. Indemnification by Newco. (a) Except as otherwise specifically provided in any Reorganization Agreement and subject to the provisions of this
Article II, Newco shall indemnify, defend and hold harmless the Acquiror Indemnitees from and against, and pay or reimburse the Acquiror Indemnitees for, all Indemnifiable Losses, as incurred:

          (i) relating to or arising from the Contributed Assets or the Assumed Liabilities, including without limitation the Special Liabilities (including the failure by Newco or any member of the Newco Group to pay, perform or otherwise discharge such Assumed Liabilities in accordance with their terms), whether such Indemnifiable Losses relate to or arise from events, occurrences, actions, omissions, facts or circumstances occurring, existing or asserted before, at or after the Effective Time;

          (ii) arising from or based upon any untrue statement or alleged untrue statement of a material fact contained in any of the Filings or in the Consent Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only in each case with respect to information provided by the Company relating to the Newco Group or the Company contained in or omitted from the Filings or the Consent Statement;

          (iii) relating to or arising from the breach by any member of the Newco Group of any agreement or covenant contained in a Reorganization Agreement which does not by its express terms expire at the Effective Time or which is not by its express terms required to be performed prior to the Effective Time;

          (iv) relating to or arising from any breach of or inaccuracy in any representation or warranty of the Company contained in the Merger Agreement;

          (v) relating to or arising from any Preexisting Environmental Condition relating to the Aerospace Business, the Defense Business or the Additional Retained Facilities;

          (vi) relating to or arising from any actual or alleged criminal violation of any law, rule or regulation of any Governmental Entity by the Company or any of its Subsidiaries or any director, officer, employee or agent of the Company or any of its Subsidiaries ("Criminal Matters") occurring or alleged to have occurred prior to the Time of Contribution;

          (vii) relating to or arising from any breach of any covenant or agreement of the Company contained in the Merger Agreement assumed by Newco pursuant to the Distribution Agreement;

          (viii) relating to or arising from any claim that the execution, delivery or performance by the Company of each Reorganization Agreement to which it is or will be a party or the consummation of the transactions contemplated thereby results in a violation or breach of, or constitutes a default or impermissible transfer under, or gives rise to any right of termination, first refusal or consent under or gives rise to any right of amendment, cancellation or acceleration of any material benefit under, any Designated Contract listed on Schedule 2.1(a)(viii);

          (ix) relating to or arising from fines and penalties and reasonable attorneys' and accountants' fees and expenses in connection with any of the alleged safety violations or alleged improper storage and/or disposal of hazardous waste claims referred to in item 5(a) of Section 4.1(n) of the Company Disclosure Schedule pertaining to the explosion at Santa Susana, California in 1994; or

          (x) incurred in connection with the enforcement by the Acquiror Indemnitees of their rights to be indemnified, defended and held harmless under this Agreement.

     (b) RAN Contract. The Retained Assets include a Contract (Contract R1000) (the "RAN Contract") between Rockwell Australia Limited and the Australian Submarine Corporation. Newco shall indemnify, defend and hold harmless the Acquiror Indemnitees for 80% of any decrease in the profit before tax realized by Rockwell Australia Limited on the RAN Contract below 40.0 million Australian dollars (A$40,000,000) as well as 80% of any loss in respect of the RAN Contract. Likewise, the Company shall pay to Newco 80% of any increase in the profit before tax realized by Rockwell Australia Limited on the RAN Contract above 40.0 million Australian dollars (A$40,000,000). The determination of profit before tax or loss for purposes of this Section 2.1(b) shall be based upon the next quarterly Estimate at Completion ("EAC") for the RAN Contract prepared after expiration of three (3) years from the Effective Time. The determination of Rockwell Australia Limited's profit before tax or loss shall be determined by the Company using the same accounting methods, policies, practices, procedures, classifications, judgments, estimation methodologies and accounting standards as were utilized in the preparation of the Retained Business Audited Financial Statements. The obligations of Newco and the Company to pay the amounts set forth in this Section 2.1(b) shall be determined without regard to the acts or omissions of the Company or any Subsidiary with respect to performance of the RAN Contract prior to, at or after the Effective Time. The Company will provide Newco with copies of all quarterly EAC's in respect of the RAN Contract and access to such books and records (including but not limited to accountants' work papers) and personnel familiar with the RAN Contract and the accounting therefor as Newco shall reasonably request. To the extent Newco disputes the EAC, the designees of the chief financial officers of Acquiror and Newco shall attempt a good faith resolution of such dispute. To the extent not so resolved within 90 days following Newco's receipt of the determination of such profit or loss, such dispute will be referred for resolution to the chief financial officers of Acquiror and Newco, and failing their resolution of such dispute within 90 days after such referral, to the chief executive officers of Acquiror and Newco. To the extent the dispute is not so resolved within 90 days following such referral, Acquiror and Newco will submit such dispute to mediation using the procedures of the Center for Public Resources, before commencing litigation to resolve such dispute.

     2.2. Indemnification by the Company. Except as otherwise specifically provided in any Reorganization Agreement and subject to the provisions of this
Article II, the Company shall indemnify, defend and hold harmless the Newco Indemnitees from and against, and pay or reimburse the Newco Indemnitees for, all Indemnifiable Losses, as incurred:

          (i) relating to or arising from the Retained Assets or the Retained Liabilities (including the failure by the Company or any member of the Company Group to pay, perform or otherwise discharge such Retained Liabilities in accordance with their terms), whether such Indemnifiable Losses relate to or arise from events, occurrences, actions, omissions, facts or circumstances occurring, existing or asserted before, at or after the Effective Time;

          (ii) arising from or based upon any untrue statement or alleged untrue statement of a material fact contained in any of the Filings or in the Consent Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only in each case with respect to information provided by Acquiror relating to Acquiror or any of its Subsidiaries other than the Company Group contained in or omitted from the Filings or in the Consent Statement;

          (iii) relating to or arising from the breach by Acquiror or any member of the Company Group of any agreement or covenant contained in a Reorganization Agreement (other than, in the case of the Company Group, an agreement or covenant contained in the Merger Agreement assumed by Newco pursuant to the Distribution Agreement) which does not by its express terms expire at the Effective Time or which is not by its express terms required to be performed prior to the Effective Time; or

          (iv) incurred in connection with the enforcement by the Newco Indemnitees of their rights to be indemnified, defended and held harmless under this Agreement.

     2.3. Procedures Relating to Indemnification. (a) In order for an Indemnitee to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any Person who is not an Indemnitee against the Indemnitee (a "Third Party Claim"), such Indemnitee must notify the party who may become obligated to provide indemnification hereunder (the "indemnifying party") in writing, and in reasonable detail, of the Third Party Claim reasonably promptly, and in any event within 20 business days after receipt by such Indemnitee of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure (except that the indemnifying party shall not be liable for any expenses incurred during the period in which the Indemnitee failed to give such notice); and provided further, however, that with respect to any matter for which Newco is the indemnifying party, Newco shall be deemed to have received notice with respect to all matters by or against any member of the Company Group that were concluded or initiated prior to, or otherwise pending at, the Time of Contribution. After any required notification (if applicable), the Indemnitee shall deliver to the indemnifying party, promptly after the Indemnitee's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim.

     (b) If a Third Party Claim is made against an Indemnitee, the indemnifying party will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof (at the expense of the indemnifying party) with counsel selected by the indemnifying party and reasonably satisfactory to the Indemnitee; provided, however, that in case of a claim made by any person against an Indemnitee relating to a Special Liability (a "Special Liability Claim"), Newco (at Newco's expense) shall assume the defense thereof with counsel selected by Newco. Should the indemnifying party so elect (or, in the case of a Special Liability Claim, be obligated) to assume the defense of a Third Party Claim, the indemnifying party will not be liable to the Indemnitee for any legal expenses subsequently incurred (or, in the case of a Special Liability Claim, incurred) by the Indemnitee in connection with the defense thereof (unless, in case of a Special Liability Claim, Newco breaches its obligation to assume the defense thereof). If the indemnifying party assumes (or, in the case of a Special Liability Claim, is obligated to assume) such defense, the Indemnitee shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense. The indemnifying party shall be liable for the fees and expenses of counsel employed by the Indemnitee for any period during which the indemnifying party has not assumed (or, in the case of a Special Liability Claim, is in breach of its obligation to assume) the defense thereof (other than during any period in which the Indemnitee shall have failed to give notice of the Third Party Claim as provided above). If the indemnifying party chooses (or, in the case of a Special Liability Claim, is obligated) to defend or prosecute a Third Party Claim, all the parties hereto shall cooperate in the defense or prosecution thereof, which cooperation shall include the retention in accordance with the Distribution Agreement and (upon the indemnifying party's request) the provision to the indemnifying party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the indemnify-ing party chooses (or, in the case of a Special Liability Claim, is obligated) to defend or prosecute any Third Party Claim, the Indemnitee will agree to any settlement, compromise or discharge of such Third Party Claim which the indemnifying party may recommend and which by its terms obligates the indemnifying party to pay the full amount of liability in connection with such Third Party Claim; provided, however, that, without the Indemnitee's consent, the indemnifying party shall not consent to entry of any judgment or enter into any settlement (w) that provides for injunctive or other nonmonetary relief affecting the Indemnitee, (x) that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnitee of a release from all liability with respect to such claim, (y) in the case of a Criminal Matter or (z) that involves an allegation of conduct which could result in the suspension or debarment of the Indemnitee from contracting with the United States Government. Whether or not the indemnifying party shall have assumed the defense of a Third Party Claim, the Indemnitee shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, Newco shall be solely responsible for, and shall pay directly, the fees and expenses of its counsel in connection with any Special Liability Claim and shall reimburse the Company on a monthly basis for any support or other services provided at Newco's request in respect of any Special Liability Claim in an amount equal to the Company's costs thereof determined in accordance with the cost accounting standards applicable to Government Contracts.

     (c) In order for an Indemnitee to be entitled to any indemnification provided for under this Agreement in respect of a claim that does not involve a Third Party Claim, the Indemnitee shall deliver notice of such claim with reasonable promptness to the indemnifying party. The failure by any Indemnitee so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to such Indemnitee under this Agreement, except to the extent that the indemnifying party shall have been actually prejudiced by such failure. Any notice pursuant to this Section 2.3(c) shall contain a statement, in prominent and conspicuous type, that if the indemnifying party does not dispute its liability to the Indemnitee with respect to the claim made in such notice by notice to the Indemnitee prior to the expiration of a 30-calendar-day period following the indemnifying party's receipt of the second notice of such claim, the claim shall be conclusively deemed a liability of the indemnifying party. If the Indemnitee has provided the indemnifying party two such notices not less than 30 days apart and the indemnifying party does not notify the Indemnitee prior to the expiration of a 30-calendar-day period following its receipt of the second such notice that the indemnifying party disputes its liability to the Indemnitee under this Agreement, such claim specified by the Indemnitee in such notice shall be conclusively deemed a liability of the indemnifying party under this Agreement and the indemnifying party shall pay the amount of such liability to the Indemnitee on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If the indemnifying party has timely disputed its liability with respect to such claim, as provided above, the indemnifying party and the Indemnitee shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction.

     (d) Unless the Company or the appropriate Retained Subsidiary shall have made a good faith determination that a particular Indemnifiable Loss relating to or arising from a Preexisting Environmental Condition is not eligible for treatment as an allowable overhead cost or other allowable cost (in which case, the Company or the appropriate Retained Subsidiary may request Newco to indemnify, defend and hold it harmless without complying with the following additional procedures), Newco shall have no obligation to indemnify, defend or hold harmless any Acquiror Indemnitee hereunder in respect of an Indemnifiable Loss arising from or relating to a Preexisting Environmental Condition unless
(i) the Company or the appropriate Retained Subsidiary has submitted a claim for such Indemnifiable Loss as an allowable overhead cost or other allowable cost in connection with relevant Government Contracts and used its reasonable best efforts to obtain a favorable determination of such claim, (ii) such claim has been disallowed based on an act or omission by the Company or any of its Subsidiaries prior to the Effective Time, (iii) the Company or the appropriate Retained Subsidiary has given Newco timely notice of such disallowance and (iv) Newco has been permitted, at its own expense, to direct and control the appeal of such disallowance until finally determined pursuant to one or more final and nonappealable orders, decrees or judgments or by one or more settlement agreements approved by Newco and the Company, such approval not to be unreasonably withheld by the Company.

     Notwithstanding anything in this Agreement to the contrary, Indemnifiable Losses relating to or arising from Preexisting Environmental Conditions shall be limited to costs and expenses of containing, removing, responding to, remediating, cleaning-up and abating Preexisting Environmental Conditions, natural resource damage claims, penalties and fines, and any administrative oversight costs incurred by any Governmental Entity actually paid by an Acquiror Indemnitee following the Time of Contribution relating to or arising from the presence, use, treatment, Release or threatened Release of any Hazardous Substance on or originating from a facility of the Retained Business prior to the Time of Contribution, provided that any such containment, removal, response, remediation, clean-up or abatement shall be (i) required by an enforcement order or decree entered by a Governmental Entity as a result of an Environmental Proceeding; (ii) necessary to comply with an Environmental Law in response to an Environmental Proceeding or threatened Environmental Proceeding; or (iii) in response to a condition which in the Company's reasonable judgment is likely to result in an Environmental Proceeding if no responsive action is taken. The costs and expenses for which Newco shall be obligated to indemnify, defend and hold harmless the Acquiror Indemnitees shall be limited to those costs and expenses which are necessary to achieve compliance with the minimum requirements of Environmental Law based upon a reasonable low cost approach under the circumstances. Without prejudice to the rights and obligations of the parties under Section 2.3(a), (b) or (c), the Company shall provide Newco with all information reasonably requested by Newco to allow Newco to evaluate all proposed responsive actions in connection with any Preexisting Environmental Condition. Newco shall have no obligation to indemnify, defend or hold harmless an Acquiror Indemnitee in respect of any Preexisting Environmental Condition for
(i) any cost or expense incurred in connection with the normal, day-to-day operation, including maintenance, of the facilities of the Retained Business (except for groundwater monitoring costs or other maintenance expenses related to any investigation or remediation), and including any discharges pursuant to, and any closure or post-closure obligations under any permit or authorization granted by a Governmental Entity unless such post-closure obligation is related to or gives rise to an obligation to investigate, monitor or remediate under Environmental Law, or (ii) any cost or expense relating to or arising from any change in use of a facility of the Retained Business or acts or omissions of any Acquiror Indemnitee or other person who is not a member of the Newco Group after the Time of Contribution which increase the scope of any required containment, removal, response, remediation, clean-up or abatement or otherwise increase the liability of Newco hereunder.

     (e) Unless the Company or the appropriate Retained Subsidiary shall have made a good faith determination that a particular Indemnifiable Loss relating to or arising from a Criminal Matter is not eligible for treatment as an allowable overhead cost or other allowable cost (in which case, the Company or the appropriate Retained Subsidiary may request Newco to indemnify, defend and hold it harmless without complying with the following additional procedures), Newco shall have no obligation to indemnify, defend or hold harmless any Acquiror Indemnitee hereunder in respect of an Indemnifiable Loss arising from or relating to a Criminal Matter unless (i) the Company or the appropriate Retained Subsidiary has submitted a claim for such Indemnifiable Loss as an allowable overhead cost or other allowable cost in connection with relevant Government Contracts and used its reasonable best efforts to obtain a favorable determination of such claim, (ii) such claim has been disallowed based on an act or omission by the Company or its Subsidiaries prior to the Effective Time,
(iii) the Company or the appropriate Retained Subsidiary has given Newco prompt notice of such disallowance and (iv) Newco has been permitted, at its own expense, to direct and control the appeal of such disallowance until finally determined pursuant to one or more final and nonappealable orders, decrees or judgments or by one or more settlement agreements approved by Newco and the Company, such approval not to be unreasonably withheld by the Company. Newco's obligation to indemnify Acquiror Indemnitees for Criminal Matters pursuant to
Section 2.1(a)(vi) shall be limited to amounts paid for fines or penalties and reasonable attorneys' and accountants' fees and expenses that are not allowable or that are not allowed as an overhead cost or other allowable cost in connection with a Government Contract. Any Criminal Matter for which indemnification may be sought pursuant to Section 2.1(a)(vi) shall be a Third Party Claim for purposes of this Agreement.

     2.4. Certain Limitations. (a) The amount of any Indemnifiable Losses or other liability for which indemnification is provided under this Agreement shall be net of any amounts actually recovered by the Indemnitee from third parties (including, without limitation, amounts actually recovered under insurance policies) with respect to such Indemnifiable Losses or other liability. Any indemnifying party hereunder shall be subrogated to the rights of the Indemnitee upon payment in full of the amount of the relevant Indemnifiable Loss. An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto. If any Indemnitee recovers an amount from a third party in respect of an Indemnifiable Loss for which indemnification is provided in this Agreement after the full amount of such Indemnifiable Loss has been paid by an indemnifying party or after an indemnifying party has made a partial payment of such Indemnifiable Loss and the amount received from the third party exceeds the remaining unpaid balance of such Indemnifiable Loss, then the Indemnitee shall promptly remit to the indemnifying party the excess (if any) of (A) the sum of the amount theretofore paid by the indemnifying party in respect of such Indemnifiable Loss plus the amount received from the third party in respect thereof, less (B) the full amount of such Indemnifiable Loss or other liability.

     (b) The amount of any Indemnifiable Losses or other liability for which indemnification is provided under this Agreement or any other amounts payable or reimbursable by one party to another under this Agreement shall be increased or decreased to take account of any net Tax (as defined in the Tax Allocation Agreement) cost or any net Tax benefit in a manner analogous to that described in Section 6.6 of the Tax Allocation Agreement.

     2.5. Limitation on Newco's Indemnification Obligation under Section 2.1(a)(iv). (a) Newco shall not have any liability under Section 2.1(a)(iv) unless the aggregate of all Indemnifiable Losses for which Newco would, but for this Section 2.5, be liable under Section 2.1(a)(iv) exceeds on a cumulative pre-tax basis an amount equal to $20,000,000 (the "Basket Amount"); provided, however, that (i) if Indemnifiable Losses for which Newco would, but for this
Section 2.5, be liable under Section 2.1(a)(iv) as a result of the breach of or the inaccuracy in any representation or warranty which arises from a particular state of facts or event exceed $5,000,000 on a pre-tax basis, Newco shall be liable under Section 2.1(a)(iv) for the entire amount of such Indemnifiable Losses, and such Indemnifiable Losses shall not be taken into account in calculating whether Newco's cumulative liability under Section 2.1(a)(iv) had exceeded the Basket Amount or the Threshold Amount (as defined below), and (ii) if the aggregate of all Indemnifiable Losses for which Newco would, but for this
Section 2.5, be liable under Section 2.1(a)(iv) exceeds on a cumulative pre-tax basis the Basket Amount, Newco's liability under Section 2.1(a)(iv) shall be equal to $10,000,000 (the "Threshold Amount") plus any Indemnifiable Losses under Section 2.1(a)(iv) in excess of $20,000,000.

     (b) Newco shall not have any liability under Section 2.1(a)(iv) with respect to the breach of or inaccuracy in any representation or warranty which arises from a particular state of facts or event if the Indemnifiable Losses resulting therefrom are less than $250,000 on a pre-tax basis, and such Indemnifiable Losses shall not be taken into account in calculating whether Newco's cumulative liability under Section 2.1(a)(iv) had exceeded the Basket Amount or the Threshold Amount.

     (c) No Indemnifiable Losses actually paid by Newco pursuant to any provision other than Section 2.1(a)(iv) and no Indemnifiable Losses relating to or arising from a Preexisting Environmental Condition or a Criminal Matter for which Newco is not yet obligated to provide indemnity pursuant to Section 2.1(a)(v) or Section 2.1(a)(vi) shall be deemed to be an Indemnifiable Loss relating to or arising from a breach of or inaccuracy in a representation or warranty of the Company contained in the Merger Agreement for purposes of determining whether the aggregate amount of Indemnifiable Losses relating to or arising from breaches of or inaccuracies in such representations or warranties exceeds the Basket Amount or the Threshold Amount. Newco shall not have any liability under Section 2.1(a)(iv) with respect to the breach of or inaccuracy in any representation or warranty unless notice of any such breach or inaccuracy is given pursuant to Section 2.3 prior to the expiration of the survival period provided in the Merger Agreement for the relevant representation or warranty.

     2.6. Exclusivity of Tax Allocation Agreement. Notwithstanding anything in this Agreement to the contrary, the Tax Allocation Agreement shall be the exclusive agreement among the parties with respect to all Tax matters, including indemnification in respect of Tax matters.

                                  ARTICLE III

                                OTHER AGREEMENTS

     3.1. Transfer Taxes. Newco and Acquiror shall comply with Section 2.2(h) of the Merger Agreement.

     3.2. Conduct of Environmental Insurance Coverage Claims. (a) Pursuant to the Distribution Agreement, the Company will retain as part of the Retained Assets the Environmental Coverage Claims (as defined below) to the extent that they have not been resolved prior to the time of Contribution. As used herein, "Environmental Coverage Claims" shall mean all existing and future claims, as the same may be amended from time to time, by the Company against any and all insurance companies that have provided (or that the Company or Newco alleges have provided) to the Company, its predecessors or its or their affiliates, insurance coverage in respect of environmental matters as the same may relate to the businesses of the Company, its predecessors or its or their affiliates as now or previously owned or operated (including without limitation any discontinued or divested operations, including Divested Businesses) at any time prior to the Effective Time, including without limitation the claims asserted in the pending action against Aetna Casualty et al. filed in the Superior Court of California for Los Angeles County and any other claims that may be asserted by or on behalf of the Company against any provider or alleged provider of insurance coverage for such environmental matters for any period prior to the Effective Time. The Company agrees to use diligent efforts to prosecute the Environmental Coverage Claims in accordance with this Section 3.2 until the same are finally determined pursuant to one or more final and nonappealable orders, decrees or judgments by a court of competent jurisdiction or by one or more settlement agreements approved by Newco in its sole discretion. The Company agrees (i) that Newco and such legal counsel as Newco may from time to time designate shall have the exclusive right to control and to direct the prosecution of all Environmental Coverage Claims (it being understood and agreed that in connection with the prosecution or settlement of any Environmental Coverage Claims, Newco may in its sole discretion agree on behalf of the Company to surrender, cancel or otherwise limit any related insurance policies or coverages thereunder in whole or in part or as to any particular business, property, period or event), (ii) to make available such personnel, records and other resources in its possession or reasonably accessible to it as shall be reasonably required by Newco or its counsel to support the prosecution of the Environmental Coverage Claims, and (iii) except as may otherwise be required by law or judicial process, not to make any admission in respect of the Environmental Coverage Claims or take any action in respect thereof without the prior written consent of Newco. The Company shall pay to Newco any and all amounts received by it in respect of the Environmental Coverage Claims as and when the same are received, provided that the Company shall be entitled to retain that portion of the amount, if any, received in respect of the Environmental Coverage Claims as the Company shall be required to pay and/or credit to the United States Government in accordance with the agreement to be entered into between the Company and the appropriate United States Government contracting officer referred to in Section 3.2(b).

     (b) If, at the Time of Contribution, the Company has reached an agreement with the appropriate government contracting officer on the amount required to be paid to the United States Government in respect of the Environmental Coverage Claims but such amount has not been paid and/or credited in full by the Company, then Newco shall remit the unpaid balance to the Company on or before the date that payment is required to be made and/or credited by the Company to the United States Government. The Company agrees that if, at the Time of Contribution, the Company has not entered into such an agreement with the appropriate government contracting officer, Newco and such legal counsel as Newco may from time to time designate shall have the exclusive right to control and to direct the negotiation of such agreement. The Company shall enter into any such agreement with the appropriate United States Government contracting officer which Newco may recommend, provided that Newco pays to the Company on or before the date that payment is required to be made and/or credited by the Company to the United States Government an amount equal to the excess, if any, of the amount that the Company is required to pay and/or credit to the United States

Government over the amount received by the Company after the Effective Time in respect of the Environmental Coverage Claims that has not previously been remitted to Newco.

     (c) Newco shall be solely responsible for and shall pay directly the fees and expenses (including legal fees and expenses) of pursuing the Environmental Coverage Claims and shall reimburse the Company periodically for any support or other services provided at Newco's request in respect of the Environmental Coverage Claims in an amount equal to the Company's costs thereof determined in accordance with cost accounting standards applicable to Government Contracts.

     (d) Taxes on amounts received and Tax benefits and Tax costs in respect of amounts paid and/or credited with respect to the Environmental Coverage Claims and the related agreement with the United States Government shall be allocated between the Company and Newco in the manner set forth in Section 5.5 of the Tax Allocation Agreement.

     3.3. Agreements with Respect to Acquiror Common Stock Received by Newco Savings Plans. (a) Acquiror and the Newco Savings Plan and any other savings plan sponsored or maintained by Newco or any of its Affiliates (the "Savings Plans") shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the SEC or any commissioner or other authority administering the "blue sky" or securities laws of any jurisdiction where the shares of Acquiror Common Stock received by the Savings Plans in the Merger (the "Shares") are proposed to be sold which are required to be filed as a condition to the availability of an exemption from registration or qualification of an offer or sale of the Shares under the Securities Act, or any such "blue sky" or securities laws.

     (b) Until the earlier of two years from the Effective Time or the sale by the Savings Plans of all Shares, Acquiror shall file in a timely manner all reports contemplated by Rule 144 (c)(1) under the Securities Act as satisfying the condition that adequate public information with respect to Acquiror is available.

     (c) The provisions of this Section 3.3 shall not be applicable if Newco or the Company has obtained a "No-Action" letter or other written advice from the staff of the SEC that the Savings Plans may sell the Shares publicly at any time after the Effective Time without limitation in terms of the volume of Shares that may be sold, the manner in which the Shares may be sold and the information that must be publicly available with respect to Acquiror in order to permit such sale and without any requirement that the Savings Plans file any notice of sale of Shares or intention to sell Shares with the SEC other than any filings required pursuant to Section 13(d) of the Exchange Act in respect of the beneficial ownership by the Savings Plans of Acquiror Common Stock. Newco agrees to use its reasonable best efforts to obtain such "No-Action" letter or other written advice.

     3.4. Transitional Arrangements. Concurrently herewith Newco, the Company and Acquiror will enter into an agreement with respect to certain transitional arrangements (the "Transition Agreement") in conformity with the Outline of Terms set forth as Schedule 3.4 and such other transitional arrangements as shall be mutually agreed upon.

     3.5. Insurance. (a) Except as otherwise specifically provided in any Reorganization Agreement or the Transition Agreement, with respect to any loss, liability or damage with respect to the Retained Assets arising out of events occurring prior to the Time of Contribution (other than any loss, liability or damage arising out of or relating to any Environmental Coverage Claims) for which Newco or any of its Subsidiaries would be entitled to assert a claim for recovery under any third-party "occurrence basis" policy of insurance maintained prior to the Time of Contribution ("Occurrence Basis Insurance") in accordance with the terms thereof, at the request of Acquiror, Newco will use reasonable efforts in asserting, or to assist Acquiror in asserting, claims under such Occurrence Basis Insurance with respect to such loss, liability or damage; provided that (i) all of Newco's costs and expenses incurred in connection with the foregoing are promptly paid by Acquiror, (ii) Newco and its Subsidiaries may, at any time, without liability or obligation to Acquiror, amend, buy-out, extinguish liability under or otherwise modify any Occurrence Basis Insurance (and such claims shall be subject to any such amendments, buy-outs, extinguishments and modifications) and (iii) such claims shall be subject to (and recovery thereon shall be reduced by the amount of) any applicable deductibles, retentions, self-insurance provisions or any payment or reimbursement obligations of Newco or any of its Subsidiaries or Affiliates in respect thereof.

     (b) Except as otherwise specifically provided in any Reorganization Agreement or the Transition Agreement, with respect to any loss, liability or damage with respect to the Contributed Assets arising out of events occurring prior to the Time of Contribution (other than any loss, liability or damage arising out of or relating to any Environmental Coverage Claims) for which the Company or any of the Retained Subsidiaries would be entitled to assert a claim for recovery under any Occurrence Basis Insurance in accordance with the terms thereof, at the request of Newco, Acquiror will use reasonable efforts in asserting, or to assist Newco in asserting, claims under such Occurrence Basis Insurance with respect to such loss, liability or damage; provided that (i) all of Acquiror's costs and expenses incurred in connection with the foregoing are promptly paid by Newco, (ii) Acquiror and its Subsidiaries may, at any time, without liability or obligation to Newco, amend, buy-out, extinguish liability under or otherwise modify any Occurrence Basis Insurance (and such claims shall be subject to any such amendments, buy-outs, extinguishments and modifications) and (iii) such claims shall be subject to (and recovery thereon shall be reduced by the amount of) any applicable deductibles, retentions, self-insurance provisions or any payment or reimbursement obligations of Acquiror or any of its Subsidiaries or Affiliates in respect thereof.

     3.6. DOE Contracts. As soon as practicable following the Effective Time, Newco and the Company shall take such actions as shall be consistent with the advance agreements referred to in Section 9.1(e) of the Distribution Agreement.

     3.7. Reorganization Expenses. Except as otherwise expressly provided in the Reorganization Agreements (including but not limited to the last sentence of Section 2.2(b) of the Merger Agreement and Sections 2.2(h), 4.1(p), 4.2(j) and
5.13 of the Merger Agreement and Section 5.3 of the Distribution Agreement), Acquiror and Newco (and not the Company) shall be responsible for and agree to pay all reorganization expenses of the Company directly related to the Contribution, the Distribution and the Merger in accordance with Schedule 3.7 hereto, provided that the Company may, prior to the Effective Time, pay any such expenses that are otherwise the responsibility of Newco.

     3.8. Conduct of Health Care Claims Audit. (a) Pursuant to the Distribution Agreement, Newco will receive as part of the Contributed Assets the Health Care Claims (as defined below). As used herein, "Health Care Claims" shall mean all existing and future claims arising out of audits of health care claims paid by the Company for any period prior to the Effective Time made by the Company (or if after the Effective Time, Newco) against any and all health care administrators ("Health Care Administrators") that have provided to the Company, its predecessors or its or their affiliates, health care administration services in respect of the employees of the Company, its predecessors or its or their affiliates as now or previously owned or operated (including without limitation any discontinued or divested operations, including Divested Businesses) at any time prior to the Effective Time, including, without limitation, the claims asserted in the pending audits of Metropolitan Insurance Company for the years 1993-1994 and Value Rx Pharmacy Program, Inc. for the years 1993-1995 and any other claims that may be asserted by or on behalf of the Company (or if after the Effective Time, Newco) against any Health Care Administrator for any period prior to the Effective Time. Newco agrees to use diligent efforts to prosecute the Health Care Claims in accordance with this Section 3.8 until the same are finally settled by Newco in its sole discretion. The Company agrees (i) that Newco shall have the exclusive right to control and to direct the audit of the Health Care Administrators and the negotiation of all settlements of the Health Care Claims, (ii) to make available such personnel, records and other resources in its possession or reasonably accessible to it as shall be reasonably required by Newco to support the prosecution of the Health Care Claims and (iii) not to make any admission or settlement in respect of the Health Care Claims or take any action in respect thereof without the prior written consent of Newco. Newco shall pay to the Company as and when the same are received by Newco an equitable allocation of the net proceeds from settlement of the Health Care Claims.

     (b) Newco shall be solely responsible for and shall pay directly the fees and expenses (including legal fees and expenses) of pursuing the Health Care Claims and shall reimburse the Company periodically for any support or other services provided at Newco's request in respect of the Health Care Claims in an amount equal to the Company's costs thereof determined in accordance with cost accounting standards applicable to Government Contracts.

     (c) Taxes on amounts received and Tax benefits and Tax costs in respect of amounts paid and/or credited with respect to the Health Care Claims and the related agreement with the United States Government shall be allocated between the Company and Newco in the manner set forth in Section 5.5 of the Tax Allocation Agreement.

     3.9. Guaranty of Acquiror. Acquiror, for itself and its successors in interest and assigns, hereby unconditionally and irrevocably guarantees to Newco and its successors in interest and assigns the full and faithful performance and observation by the Company under the Reorganization Agreements (other than the Merger Agreement) and the Transition Agreement of all covenants, conditions and agreements (other than any indemnification obligations of the Company in respect of Retained Assets or Retained Liabilities) in the Reorganization Agreements (other than the Merger Agreement) and the Transition Agreement to be performed and observed by the Company after the Effective Time without requiring any notice of nonpayment, nonperformance or nonobservance or proof of notice or demand whereby to charge Acquiror therefor, all of which Acquiror hereby expressly waives. This is a continuing guaranty and shall remain in effect notwithstanding any bankruptcy, reorganization or insolvency of the Company, or any successor in interest or assignee thereof, or any disaffirmance or abandonment by a trustee thereof. Acquiror hereby waives notice of acceptance of this Guaranty. Acquiror hereby agrees to indemnify, defend and hold harmless Newco for all Indemnifiable Losses, as incurred, relating to or arising from any breach or inaccuracy in the representations and warranties contained in Sections 4.2(j) and 4.2(d)(iii) of the Merger Agreement. Effective as of the Effective Time, Acquiror will execute and deliver guarantees of the Company's performance and obligations under the Designated Contracts set forth in Schedule 2.1(a)(viii) to the counterparties on such Contracts.

     3.10. Payments Adjustments to Contribution. It is the intention of the parties to this Agreement that payments made by the parties to each other after the Effective Time pursuant to the Reorganization Agreements are to be treated as relating back to the Contribution as an adjustment to the assets and liabilities contributed thereunder, and the parties shall take positions consistent with such intention with any Taxing Authority, unless with respect to any payment any party receives an opinion of counsel to the effect that there is no substantial authority for such a position.

                                   ARTICLE IV

                           MISCELLANEOUS AND GENERAL

     4.1. Modification or Amendment. The parties hereto may modify or amend this Agreement only by written agreement executed and delivered by duly authorized officers of the respective parties.

     4.2. Waiver; Remedies. No delay on the part of any party hereto in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. No waiver will be effective hereunder unless it is in writing. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

     4.3. Counterparts. For the convenience of the parties, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     4.4. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     4.5. Notices. Any notice, request, instruction or other communication to be given hereunder by any party to any other shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by Federal Express or other nationally reputable next-day courier service, or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

        (a) If to Newco:

          NEW ROCKWELL INTERNATIONAL CORPORATION
          2201 Seal Beach Boulevard
          Seal Beach, California 90740-8250
          Attention: William J. Calise, Jr., Esq.
          Telecopy:  (310) 797-5687

        (b) if to the Company:

           BOEING NA, INC.
           c/o The Boeing Company
           P.O. Box 3707
           M/S 13-08
           Seattle, WA 98124-2207
           Attention: Theodore J. Collins, Esq.
                     Vice President & General Counsel
           Telecopy: (206) 544-4900

     4.6. Entire Agreement. The Reorganization Agreements (including the Annexes and Schedules thereto), the Transition Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof and thereof.

     4.7. Certain Obligations. Whenever this Agreement requires any of the Subsidiaries of any party to take any action, this Agreement will be deemed to include an undertaking on the part of such party to cause such Subsidiary to take such action.

     4.8. Assignment. No party to this Agreement shall convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of the other parties hereto in their sole and absolute discretion, except that any party hereto may assign any of its rights hereunder to a successor to all or any part of its business. Except as aforesaid, any such conveyance, assignment or transfer without the express written consent of the other parties shall be void ab initio. No assignment of this Agreement shall relieve the assigning party of its obligations hereunder.

     4.9. Captions. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     4.10. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     4.11. No Third Party Beneficiaries. Nothing contained in this Agreement is intended to confer upon any person or entity other than the parties hereto and their respective successors and permitted assigns, any benefit, right or remedies under or by reason of this Agreement, except that the provisions of Article II hereof shall inure to the benefit of Indemnitees and the provisions of Section 3.3 shall inure to the benefit of the Savings Plans.

     4.12. Consent to Jurisdiction. Each of the Company, Acquiror and Newco irrevocably submits to the exclusive jurisdiction of (i) the Superior Court of the State of California, San Francisco County and (ii) the United States District Court for the Northern District of California for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any action, suit or proceeding relating hereto except in such courts). Each of the Company, Acquiror and Newco further agrees that service of any process, summons, notice or document hand delivered or sent by registered mail to such party's respective address set forth in Section 4.5 will be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each of the Company, Acquiror and Newco irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Superior Court of the State of California, San Francisco County or (ii) the United States District Court for the Northern District of California, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.

                                      ROCKWELL INTERNATIONAL
                                      CORPORATION

                                      By:
                                      ------------------------------------------
                                         Name:
                                         Title:

                                      THE BOEING COMPANY

                                      By:
                                      ------------------------------------------
                                         Name:
                                         Title:

                                      NEW ROCKWELL INTERNATIONAL
                                      CORPORATION

                                      By:
                                      ------------------------------------------
                                         Name:
                                         Title:

                                      BOEING NA, INC.

                                      By:
                                      ------------------------------------------
                                         Name:
                                         Title:

                                      PROXY

                       ROCKWELL INTERNATIONAL CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints D.R. Beall, D.H. Davis and W.S. Sneath, jointly and severally, proxies, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Special Meeting of Shareowners to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, or any adjournment thereof; such proxies being directed to vote as specified or, if no specification is made, FOR proposals (a) and (b), and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

  TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.

Comments:
           --------------------------------------------------------------------

           --------------------------------------------------------------------

           --------------------------------------------------------------------

(If you have written in the above space, please mark the "Comments" box on the other side)

                                 (CONTINUED AND TO BE SIGNED, ON THE OTHER SIDE)

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------
- FOLD AND DETACH HERE -

                                                                     NO POSTAGE
                                                                     NECESSARY
                                                                     IF MAILED
                                                                      IN THE
                                                                   UNITED STATES
                   BUSINESS REPLY MAIL

    FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA

          POSTAGE WILL BE PAID BY THE ADDRESSEE

          OFFICE OF THE SECRETARY
          ROCKWELL INTERNATIONAL CORPORATION
          625 LIBERTY AVE
          PITTSBURGH PA 15222-9363
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                            / /  Comments Noted on Reverse Side.


WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THE PROXY FOR PROPOSALS (a) AND (b), AND WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                     THE BOARD OF DIRECTORS RECOMMENDS VOTES
                                FOR (a) AND (b).


                                       (a)

                  Approve the Contribution and the Distribution
                     Pursuant to the Distribution Agreement

                       FOR             AGAINST           ABSTAIN
                     / /               / /               / /


                                       (b)
                         Approve and Adopt the Agreement
                               and Plan of Merger

                       FOR             AGAINST           ABSTAIN
                     / /               / /               / /


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy.

Dated:                                           , 1996
      ------------------------------------------

   -------------------------------------------------------------------------
                                   (Signature)

   -------------------------------------------------------------------------
                           (Signature if held jointly)



PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                        - FOLD AND DETACH HERE -
[ROCKWELL LOGO]
                             ADMITTANCE CARD REQUEST

  If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

  I/we plan to attend the meeting.

Name(s)
        -----------------------------------------------------------------------
                              Please Print or Type

Street Address
               ----------------------------------------------------------------

City                            State                           Zip Code
    -----------------------           ------------------------          --------

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                 DIRECTION CARD
                 ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

  You are hereby directed to vote, with respect to the proposals listed on the reverse side, the number of shares of Rockwell International Common Stock and Class A Common Stock held for my account in the Rockwell International Savings Plan at the Special Meeting of Shareowners of Rockwell International Corporation to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, and at any adjournment thereof, as follows:

  TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.


                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)





--------------------------------------------------------------------------------
                              - FOLD AND DETACH HERE -
- FOLD AND DETACH HERE -


                                                                      NO POSTAGE
                                                                       NECESSARY
                                                                       IF MAILED
                                                                          IN THE
                                                                   UNITED STATES

                               BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA

          POSTAGE WILL BE PAID BY THE ADDRESSEE

          OFFICE OF THE SECRETARY
          ROCKWELL INTERNATIONAL CORPORATION
          625 LIBERTY AVE
          PITTSBURGH PA 15222-9363

--------------------------------------------------------------------------------
                              - FOLD AND DETACH HERE -

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEES WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

               (a)
Approve the Contribution and the Distribution
Pursuant to the Distribution Agreement

   FOR    AGAINST  ABSTAIN
   / /      / /      / /

               (b)
Approve and Adopt the Agreement
and Plan of Merger

   FOR    AGAINST  ABSTAIN
   / /      / /      / /

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated: __________________________________,1996

______________________________________________
               (Signature)

PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -
                                                        - FOLD AND DETACH HERE -


[ROCKWELL LOGO]

                             ADMITTANCE CARD REQUEST

  If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Savings Plan, an admittance card will be sent to you.

  I/we plan to attend the meeting.

Name(s)_________________________________________________________________________
                              Please Print or Type

Street Address__________________________________________________________________

City ____________________________ State ____________________ Zip Code __________

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                 DIRECTION CARD
             ROCKWELL INTERNATIONAL CORPORATION HOURLY SAVINGS PLAN

                         TO: MELLON BANK, N.A., TRUSTEE

  You are hereby directed to vote, with respect to the proposals listed on the reverse side, the number of shares of Rockwell International Common Stock and Class A Common Stock held for my account in the Rockwell International Corporation Savings Plan for Certain Represented Hourly Employees at the Special Meeting of Shareowners of Rockwell International Corporation to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, and at any adjournment thereof, as follows:

  TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)


                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------
- FOLD AND DETACH HERE -

                                                                     NO POSTAGE
                                                                     NECESSARY
                                                                     IF MAILED
                                                                       IN THE
                                                                   UNITED STATES
                   BUSINESS REPLY MAIL

    FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA

          POSTAGE WILL BE PAID BY THE ADDRESSEE

          OFFICE OF THE SECRETARY
          ROCKWELL INTERNATIONAL CORPORATION
          625 LIBERTY AVE
          PITTSBURGH PA 15222-9363
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS PROPORTIONATELY IN THE SAME MANNER AS THE TRUSTEE VOTES SHARES AS TO WHICH IT HAS RECEIVED EXPRESS DIRECTIONS FROM OTHER PARTICIPANTS AND WILL VOTE ON OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                     THE BOARD OF DIRECTORS RECOMMENDS VOTES
                                FOR (a) AND (b).

                                       (a)
                  Approve the Contribution and the Distribution
                     Pursuant to the Distribution Agreement

                     FOR             AGAINST           ABSTAIN
                     / /               / /               / /


                                       (b)
                         Approve and Adopt the Agreement
                               and Plan of Merger

                     FOR             AGAINST           ABSTAIN
                     / /               / /               / /


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated:                           , 1996
      --------------------------

                      ------------------------------------
                                   (Signature)

PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                        - FOLD AND DETACH HERE -

[ROCKWELL LOGO]
                             ADMITTANCE CARD REQUEST

         If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Hourly Savings Plan, an admittance card will be sent to you.

  I/we plan to attend the meeting.

Name(s)
        -----------------------------------------------------------------------
                              Please Print or Type

Street Address
               ----------------------------------------------
City                              State                     Zip Code
    -------------------------          --------------------          ----------


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                 DIRECTION CARD
             ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

   You are hereby directed to vote, with respect to the proposals listed on the reverse side, the number of shares of Rockwell International capital stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees at the Special Meeting of Shareowners of Rockwell International Corporation to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, and at any adjournment thereof, as follows:

   TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.


                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                                                                    NO POSTAGE
                                                                     NECESSARY
                                                                     IF MAILED
                                                                      IN THE
                                                                   UNITED STATES


- FOLD AND DETACH HERE -


                               BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA

                     POSTAGE WILL BE PAID BY THE ADDRESSEE

                     OFFICE OF THE SECRETARY
                     ROCKWELL INTERNATIONAL CORPORATION
                     625 LIBERTY AVE
                     PITTSBURGH PA 15222-9363



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                     THE BOARD OF DIRECTORS RECOMMENDS VOTES
                                FOR (a) AND (b).

                                       (a)
                  Approve the Contribution and the Distribution
                     Pursuant to the Distribution Agreement

                             FOR    AGAINST    ABSTAIN
                             / /      / /        / /

                                       (b)
                         Approve and Adopt the Agreement
                               and Plan of Merger

                             FOR    AGAINST    ABSTAIN
                             / /      / /        / /


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Dated: _________________________________________________________________, 1996

______________________________________________________________________________
                                   (Signature)

PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

--------------------------------------------------------------------------------
                              - FOLD AND DETACH HERE -

                                                        - FOLD AND DETACH HERE -

[ROCKWELL LOGO]

                             ADMITTANCE CARD REQUEST

   If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Rockwell Retirement Savings Plan for Certain Employees, an admittance card will be sent to you.

   I/we plan to attend the meeting.


Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________

City ____________________________ State ___________________ Zip Code _________

--------------------------------------------------------------------------------
                              - FOLD AND DETACH HERE -

                                 DIRECTION CARD

                 ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR
                       SALARIED EMPLOYEES
                        TO: WELLS FARGO, N.A., TRUSTEE

  You are hereby directed to vote, with respect to the proposals listed on the reverse side, the number of shares of Rockwell International capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Salaried Employees at the Special Meeting of Shareowners of Rockwell International Corporation to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, and at any adjournment thereof, as follows:

  TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.


                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)





--------------------------------------------------------------------------------
                              - FOLD AND DETACH HERE -
- FOLD AND DETACH HERE -


                                                                      NO POSTAGE
                                                                       NECESSARY
                                                                       IF MAILED
                                                                          IN THE
                                                                   UNITED STATES

                               BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA

          POSTAGE WILL BE PAID BY THE ADDRESSEE

          OFFICE OF THE SECRETARY
          ROCKWELL INTERNATIONAL CORPORATION
          625 LIBERTY AVE
          PITTSBURGH PA 15222-9363

--------------------------------------------------------------------------------
                              - FOLD AND DETACH HERE -

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                    THE BOARD OF DIRECTORS RECOMMENDS VOTES
                                FOR (a) AND (b).

                                      (a)
                 Approve the Contribution and the Distribution
                     Pursuant to the Distribution Agreement

                            FOR    AGAINST  ABSTAIN
                             / /      / /      / /

                                      (b)
                        Approve and Adopt the Agreement
                               and Plan of Merger

                            FOR    AGAINST  ABSTAIN
                             / /      / /      / /

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated: __________________________________,1996

______________________________________________
               (Signature)

PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -
                                                        - FOLD AND DETACH HERE -


[ROCKWELL LOGO]

                             ADMITTANCE CARD REQUEST

  If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Allen-Bradley Savings and Investment Plan for Salaried Employees, an admittance card will be sent to you.

  I/we plan to attend the meeting.

Name(s)_________________________________________________________________________
                              Please Print or Type

Street Address__________________________________________________________________

City ____________________________ State ____________________ Zip Code __________

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                 DIRECTION CARD

                      ALLEN-BRADLEY SAVINGS AND INVESTMENT
                   PLAN FOR NON-REPRESENTED HOURLY EMPLOYEES
                         TO: WELLS FARGO, N.A., TRUSTEE

   You are hereby directed to vote, with respect to the proposals listed on the reverse side, the number of shares of Rockwell International capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Non-Represented Hourly Employees at the Special Meeting of Shareowners of Rockwell International Corporation to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, and at any adjournment thereof, as follows:

   TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.


                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                                                                     NO POSTAGE
                                                                     NECESSARY
                                                                     IF MAILED
                                                                      IN THE
                                                                   UNITED STATES

- FOLD AND DETACH HERE -

                               BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA

                     POSTAGE WILL BE PAID BY THE ADDRESSEE

                     OFFICE OF THE SECRETARY
                     ROCKWELL INTERNATIONAL CORPORATION
                     625 LIBERTY AVE
                     PITTSBURGH PA 15222-9363

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                     THE BOARD OF DIRECTORS RECOMMENDS VOTES
                                FOR (a) AND (b).


                                       (a)
                  Approve the Contribution and the Distribution
                     Pursuant to the Distribution Agreement

                            FOR    AGAINST    ABSTAIN
                            / /      / /         / /


                                       (b)
                         Approve and Adopt the Agreement
                               and Plan of Merger


                            FOR    AGAINST    ABSTAIN
                            / /      / /         / /


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Dated: ________________________________________________________________, 1996

_____________________________________________________________________________
                                   (Signature)

PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

[ROCKWELL LOGO]

                             ADMITTANCE CARD REQUEST

   If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Allen-Bradley Savings and Investment Plan for Non-Represented Hourly Employees, an admittance card will be sent to you.

   I/we plan to attend the meeting.

Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________

City ____________________________ State __________________ Zip Code __________


                                                        - FOLD AND DETACH HERE -

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                 DIRECTION CARD

             RELIANCE ELECTRICAL COMPANY SAVINGS AND INVESTMENT PLAN

                       TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the reverse side, the number of shares of Rockwell International capital stock held for my account in the Reliance Electric Company Savings and Investment Plan at the Special Meeting of Shareowners of Rockwell International Corporation to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -





- FOLD AND DETACH HERE -

                                                                  NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                    IN THE
                                                                 UNITED STATES


          BUSINESS REPLY MAIL
          FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA


          POSTAGE WILL BE PAID BY THE ADDRESSEE

          OFFICE OF THE SECRETARY
          ROCKWELL INTERNATIONAL CORPORATION
          625 LIBERTY AVE
          PITTSBURGH PA 15222-9363

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.


                     THE BOARD OF DIRECTORS RECOMMENDS VOTES
                                FOR (a) AND (b).


                                       (a)
                 Approve the Contribution and the Distribution
                     Pursuant to the Distribution Agreement

                            FOR    AGAINST    ABSTAIN
                            /  /     /  /       /  /


                                       (b)
                         Approve and Adopt the Agreement
                               and Plan of Merger

                            FOR    AGAINST    ABSTAIN
                            /  /     /  /       /  /


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Dated: _____________________________________________________ , 1996

___________________________________________________________________
                           (Signature)



PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                                                        - FOLD AND DETACH HERE -

[ROCKWELL LOGO]

                             ADMITTANCE CARD REQUEST

    If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through your Reliance Electric Company Savings and Investment Plan account, an admittance card will be sent to you.

   I/we plan to attend the meeting.

Name(s) ________________________________________________________________________
                              Please Print or Type

Street Address _________________________________________________________________

City ___________________________State ________________________Zip Code _________



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                 DIRECTION CARD

                          EMPLOYEE STOCK PURCHASE PLANS

         FOR CERTAIN EMPLOYEES OF ROCKWELL INTERNATIONAL CORPORATION AND
                                  SUBSIDIARIES

            TO: MELLON BANK, N.A., EMPLOYEE STOCK PURCHASE PLAN AGENT

     The undersigned hereby directs Mellon Bank, N.A., Employee Stock Purchase Plan Agent, to vote shares of Rockwell International Corporation capital stock held for the undersigned's Employees Stock Purchase Plan account at the Special Meeting of Shareowners to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, or any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.


                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)




--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -





- FOLD AND DETACH HERE -

                                                                  NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                    IN THE
                                                                 UNITED STATES


          BUSINESS REPLY MAIL
          FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA


          POSTAGE WILL BE PAID BY THE ADDRESSEE

          OFFICE OF THE SECRETARY
          ROCKWELL INTERNATIONAL CORPORATION
          625 LIBERTY AVE
          PITTSBURGH PA 15222-9363

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE AGENT WILL VOTE ON THE LISTED PROPOSALS PROPORTIONATELY IN THE SAME MANNER AS THE AGENT VOTES SHARES AS TO WHICH IT HAS RECEIVED EXPRESS DIRECTIONS FROM OTHER PARTICIPANTS AND WILL VOTE ON OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                     THE BOARD OF DIRECTORS RECOMMENDS VOTES
                                FOR (a) AND (b).


                                       (a)
                 Approve the Contribution and the Distribution
                     Pursuant to the Distribution Agreement

                            FOR    AGAINST    ABSTAIN
                            /  /     /  /       /  /


                                       (b)
                         Approve and Adopt the Agreement
                               and Plan of Merger

                            FOR    AGAINST    ABSTAIN
                            /  /     /  /       /  /



In signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Dated: _____________________________________________________ , 1996

___________________________________________________________________
                           (Signature)



PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                                                        - FOLD AND DETACH HERE -

[ROCKWELL LOGO]

                             ADMITTANCE CARD REQUEST

    If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through an Employee Stock Purchase Plan, an admittance card will be sent to you.

   I/we plan to attend the meeting.

Name(s) ________________________________________________________________________
                              Please Print or Type

Street Address _________________________________________________________________

City ___________________________State ________________________Zip Code _________



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                 DIRECTION CARD

                          EMPLOYEE STOCK PURCHASE PLANS

         FOR CERTAIN EMPLOYEES OF ROCKWELL INTERNATIONAL CORPORATION AND
                                  SUBSIDIARIES

            TO: MELLON BANK, N.A., EMPLOYEE STOCK PURCHASE PLAN AGENT

     The undersigned hereby directs Mellon Bank, N.A., Employee Stock Purchase Plan Agent, to vote shares of Rockwell International Corporation capital stock held for the undersigned's Employees Stock Purchase Plan account at the Special Meeting of Shareowners to be held at the Second Floor Auditorium, 1221 Avenue of the Americas (at 49th Street), New York, New York, on December 4, 1996, or any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.


                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)




--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -





- FOLD AND DETACH HERE -

                                                                  NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                    IN THE
                                                                 UNITED STATES


          BUSINESS REPLY MAIL
          FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA


          POSTAGE WILL BE PAID BY THE ADDRESSEE

          OFFICE OF THE SECRETARY
          ROCKWELL INTERNATIONAL CORPORATION
          625 LIBERTY AVE
          PITTSBURGH PA 15222-9363

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE AGENT WILL NOT VOTE.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

               (a)
Approve the Contribution and the Distribution
Pursuant to the Distribution Agreement

   FOR    AGAINST  ABSTAIN
   / /      / /      / /

               (b)
Approve and Adopt the Agreement
and Plan of Merger

   FOR    AGAINST  ABSTAIN
   / /      / /      / /

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated: __________________________________,1996

______________________________________________
               (Signature)

PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
--------------------------------------------------------------------------------
                             - FOLD AND DETACH HERE -
                                                        - FOLD AND DETACH HERE -


[ROCKWELL LOGO]

                             ADMITTANCE CARD REQUEST

  If you plan to attend the Special Meeting of Shareowners to be held on December 4, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through an Employee Stock Purchase Plan, an admittance card will be sent to you.

  I/we plan to attend the meeting.

Name(s)_________________________________________________________________________
                              Please Print or Type

Street Address__________________________________________________________________

City ____________________________ State ____________________ Zip Code __________

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        [LETTERHEAD OF WELLS FARGO BANK]

October 30, 1996

TO: PARTICIPANTS IN THE ROCKWELL INTERNATIONAL CORPORATION
     SAVINGS PLAN

     Rockwell International Corporation (the Company) has called a Special Meeting of Shareowners to be held December 4, 1996 to consider and vote on proposals for:

          (a) the contribution of substantially all the Company's businesses and assets, except those related to the Company's aerospace and defense businesses, to a new wholly-owned subsidiary of the Company (New Rockwell) and New Rockwell's operating subsidiaries and the distribution to shareowners of the Company, on a share-for-share basis, of all the issued and outstanding shares of New Rockwell; and

          (b) the adoption and approval of the Agreement and Plan of Merger providing for the merger of the Company with a subsidiary of The Boeing Company (Boeing) immediately after the transactions described in (a) above.

     Enclosed are copies of the Company's Letter to Shareowners and Notice of Special Meeting of Shareowners and the joint Proxy Statement-Prospectus of the Company, New Rockwell and Boeing, together with a Direction Card and a return envelope.

     The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell International Corporation Savings Plan. Your voting instructions will be kept confidential.

     Please sign, date and return the Direction Card in the enclosed pre-addressed business reply envelope by November 29, 1996, so that we may vote the shares of the Company that are held for your account according to your instructions. If you do not properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote those shares as it deems proper.

                                          Sincerely,

                                          Susana R. Ryan
                                          Vice President

Enclosures

                          [LETTERHEAD OF MELLON TRUST]

October 30, 1996

TO: PARTICIPANTS IN THE ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN FOR
    CERTAIN REPRESENTED HOURLY EMPLOYEES

     Rockwell International Corporation (the Company) has called a Special Meeting of Shareowners to be held December 4, 1996 to consider and vote on proposals for:

          (a) the contribution of substantially all the Company's businesses and assets, except those related to the Company's aerospace and defense businesses, to a new wholly-owned subsidiary of the Company (New Rockwell) and New Rockwell's operating subsidiaries and the distribution to shareowners of the Company, on a share-for-share basis, of all the issued and outstanding shares of New Rockwell; and

          (b) the adoption and approval of the Agreement and Plan of Merger providing for the merger of the Company with a subsidiary of The Boeing Company (Boeing) immediately after the transactions described in (a) above.

     Enclosed are copies of the Company's Letter to Shareowners and Notice of Special Meeting of Shareowners and the joint Proxy Statement-Prospectus of the Company, New Rockwell and Boeing, together with a Direction Card and a return envelope.

     The enclosed Direction Card should be used to instruct Mellon Bank, N.A., the Plan Trustee, with respect to its voting of the shares which are held for your account in the Rockwell International Corporation Savings Plan for Certain Represented Hourly Employees. Your voting instructions will be kept confidential.

     Please sign, date and return the Direction Card in the enclosed pre-addressed business reply envelope by November 29, 1996, so that Mellon Bank, N.A., the Plan Trustee, may vote the shares of the Company that are held for your account according to your instructions. If you do not properly complete and return the enclosed Direction Card by the above date, Mellon Bank, N.A., as Plan Trustee, will vote those shares in the same proportions as it votes the shares for which signed Direction Cards are timely received.

                                          Sincerely,

                                          Joyce Root
                                          Assistant Vice President

Enclosures

                        [LETTERHEAD OF WELLS FARGO BANK]

October 30, 1996

TO: PARTICIPANTS IN THE ROCKWELL RETIREMENT SAVINGS PLAN FOR
     CERTAIN EMPLOYEES

     Rockwell International Corporation (the Company) has called a Special Meeting of Shareowners to be held December 4, 1996 to consider and vote on proposals for:

          (a) the contribution of substantially all the Company's businesses and assets, except those related to the Company's aerospace and defense businesses, to a new wholly-owned subsidiary of the Company (New Rockwell) and New Rockwell's operating subsidiaries and the distribution to shareowners of the Company, on a share-for-share basis, of all the issued and outstanding shares of New Rockwell; and

          (b) the adoption and approval of the Agreement and Plan of Merger providing for the merger of the Company with a subsidiary of The Boeing Company (Boeing) immediately after the transactions described in (a) above.

     Enclosed are copies of the Company's Letter to Shareowners and Notice of Special Meeting of Shareowners and the joint Proxy Statement-Prospectus of the Company, New Rockwell and Boeing, together with a Direction Card and a return envelope.

     The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell Retirement Savings Plan for Certain Employees. Your voting instructions will be kept confidential.

     Please sign, date and return the Direction Card in the enclosed pre-addressed business reply envelope by November 29, 1996, so that we may vote the shares of the Company that are held for your account according to your instructions. If you do not properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote those shares as it deems proper.

                                          Sincerely,

                                          Susana R. Ryan
                                          Vice President

Enclosures

                        [LETTERHEAD OF WELLS FARGO BANK]

October 30, 1996

TO: PARTICIPANTS IN THE ALLEN-BRADLEY EMPLOYEE SAVINGS AND INVESTMENT PLANS

     Rockwell International Corporation (the Company) has called a Special Meeting of Shareowners to be held December 4, 1996 to consider and vote on proposals for:

          (a) the contribution of substantially all the Company's businesses and assets, except those related to the Company's aerospace and defense businesses, to a new wholly-owned subsidiary of the Company (New Rockwell) and New Rockwell's operating subsidiaries and the distribution to shareowners of the Company, on a share-for-share basis, of all the issued and outstanding shares of New Rockwell; and

          (b) the adoption and approval of the Agreement and Plan of Merger providing for the merger of the Company with a subsidiary of The Boeing Company (Boeing) immediately after the transactions described in (a) above.

     Enclosed are copies of the Company's Letter to Shareowners and Notice of Special Meeting of Shareowners and the joint Proxy Statement-Prospectus of the Company, New Rockwell and Boeing, together with a Direction Card and a return envelope.

     The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in one of the Allen-Bradley Employee Savings and Investment Plans. Your voting instructions will be kept confidential.

     Please sign, date and return the Direction Card in the enclosed pre-addressed business reply envelope by November 29, 1996, so that we may vote the shares of the Company that are held for your account according to your instructions. If you do not properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote those shares as it deems proper.

                                          Sincerely,

                                          Susana R. Ryan
                                          Vice President

Enclosures

                        [LETTERHEAD OF WELLS FARGO BANK]

October 30, 1996

TO: PARTICIPANTS IN THE RELIANCE ELECTRIC COMPANY SAVINGS AND
     INVESTMENT PLAN

     Rockwell International Corporation (the Company) has called a Special Meeting of Shareowners to be held December 4, 1996 to consider and vote on proposals for:

          (a) the contribution of substantially all the Company's businesses and assets, except those related to the Company's aerospace and defense businesses, to a new wholly-owned subsidiary of the Company (New Rockwell) and New Rockwell's operating subsidiaries and the distribution to shareowners of the Company, on a share-for-share basis, of all the issued and outstanding shares of New Rockwell; and

          (b) the adoption and approval of the Agreement and Plan of Merger providing for the merger of the Company with a subsidiary of The Boeing Company (Boeing) immediately after the transactions described in (a) above.

     Enclosed are copies of the Company's Letter to Shareowners and Notice of Special Meeting of Shareowners and the joint Proxy Statement-Prospectus of the Company, New Rockwell and Boeing, together with a Direction Card and a return envelope.

     The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Reliance Electric Company Savings and Investment Plan. Your voting instructions will be kept confidential.

     Please sign, date and return the Direction Card in the enclosed pre-addressed business reply envelope by November 29, 1996, so that we may vote the shares of the Company that are held for your account according to your instructions. If you do not properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote those shares as it deems proper.

                                          Sincerely,

                                          Susana R. Ryan
                                          Vice President

Enclosures